Filed electronically with the Securities and Exchange Commission on November 29, 2017

                                                     1933 Act File No. 002-81549
                                                     1940 Act File No. 811-03657

                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D. C. 20549

                                     FORM N-1A


               REGISTRATION STATEMENT UNDER THE SECURITIES
                               ACT OF 1933                                  |X|
                       Pre-Effective Amendment No.                          |__|
                     Post-Effective Amendment No. 80                        |X|
                                  and/or
                     REGISTRATION STATEMENT UNDER THE
                      INVESTMENT COMPANY ACT OF 1940                        |X|

                             Amendment No. 80


                      Deutsche State Tax-Free Income Series
                      -------------------------------------
                (Exact Name of Registrant as Specified in Charter)

                        345 Park Avenue, New York, NY 10154
                        -----------------------------------
                      (Address of Principal Executive Offices)

        Registrant's Telephone Number, including Area Code: (617) 295-1000

                                   John Millette
                    One International Place, Boston, MA 021110
                    ------------------------------------------
                      (Name and Address of Agent for Service)

                                     Copy to:
                                  John S. Marten
                                 Vedder Price P.C.
                  222 N. LaSalle Street, Chicago, Illinois 60601

It is proposed that this filing will become effective (check appropriate box):

|__|       Immediately upon filing pursuant to paragraph (b)
| X |      On December 1, 2017 pursuant to paragraph (b)
|__|       60 days after filing pursuant to paragraph (a)(1)
|__|       On ________________ pursuant to paragraph (a)(1)
|__|       75 days after filing pursuant to paragraph (a)(2)
|__|       On ________________ pursuant to paragraph (a)(2) of Rule 485

  If appropriate, check the following box:

|__| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                EXPLANATORY NOTE
                                ----------- ----

This Post-Effective Amendment contains the Prospectuses and Statements of Additional Information relating to the following series and classes of shares of the Registrant:

      o Deutsche California Tax-Free Income Fund - Class A, Class C, Class S, and Class T

      o Deutsche New York Tax-Free Income Fund - Class A, Class C, Class S, and Class T


This Post-Effective Amendment is not intended to update or amend any other Prospectuses or Statements of Additional Information of the Registrant's other series or classes.

Deutsche
Asset Management




Prospectus

December 1, 2017






Deutsche California Tax-Free Income Fund
CLASS/TICKER                              A   KCTAX    C   KCTCX    S   SDCSX

...............................................................................


Deutsche New York Tax-Free Income Fund
CLASS/TICKER                            A   KNTAX    C   KNTCX    S   SNWYX


As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

                                                                       [DB Logo]

[GRAPHIC APPEARS HERE]



Table of Contents






DEUTSCHE CALIFORNIA TAX-FREE
INCOME FUND
Investment Objective...............................  1
Fees and Expenses of the Fund......................  1
Principal Investment Strategy......................  2
Main Risks.........................................  2
Past Performance...................................  4
Management.........................................  4
Purchase and Sale of Fund Shares...................  4
Tax Information....................................  5
Payments to Broker-Dealers and
Other Financial Intermediaries.....................  5
DEUTSCHE NEW YORK TAX-FREE
INCOME FUND
Investment Objective...............................  6
Fees and Expenses of the Fund......................  6
Principal Investment Strategy......................  7
Main Risks.........................................  7
Past Performance...................................  9
Management.........................................  9
Purchase and Sale of Fund Shares................... 10
Tax Information.................................... 10
Payments to Broker-Dealers and
Other Financial Intermediaries..................... 10
FUND DETAILS
Additional Information About Fund Strategies and
Risks.............................................. 11
Deutsche California Tax-Free Income Fund........... 11
Deutsche New York Tax-Free Income Fund............. 14
Other Policies and Risks........................... 18
Who Manages and Oversees the Funds................. 18
Management......................................... 19
INVESTING IN THE FUNDS
Choosing a Share Class............................. 21
Buying, Exchanging and Selling Class A, Class C
and Class S Shares................................. 26
How to Buy Shares.................................. 26
How to Exchange Shares............................. 27
How to Sell Shares................................. 27
Financial Intermediary Support Payments............ 28
Policies You Should Know About..................... 29
Policies About Transactions........................ 29
How each Fund Calculates Share Price............... 33
Other Rights We Reserve............................ 33
Understanding Distributions and Taxes.............. 34
FINANCIAL HIGHLIGHTS............................... 36
APPENDIX A......................................... 42
Hypothetical Expense Summary....................... 42
Additional Index Information....................... 45
APPENDIX B......................................... 46
Sales Charge Waivers and Discounts Available
Through Intermediaries............................. 46


-------------------------------------------------------------------------------
 YOUR INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, ENTITY OR PERSON.
-------------------------------------------------------------------------------

Deutsche
Asset Management
                                                                       [DB Logo]








Deutsche California Tax-Free Income Fund



INVESTMENT OBJECTIVE

The fund seeks a high level of current income that is exempt from California state and federal income taxes.



FEES AND EXPENSES OF THE FUND



These are the fees and expenses you may pay when you buy and hold shares. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $100,000 in Deutsche funds. More information about these and other discounts and waivers is available from your financial advisor and in Choosing a Share Class (p. 21), Sales Charge Waivers and Discounts Available Through Intermediaries (Appendix B, p. 46) and Purchase and Redemption of Shares in the fund's Statement of Additional Information
(SAI) (p. II-16).



SHAREHOLDER FEES (paid directly from your investment)


                                                        A          C      S
                                               ----------  ---------  -----
Maximum sales charge (load) imposed on
purchases, as % of offering price                   2.75     None     None
----------------------------------------------      ----     --       ---
Maximum deferred sales charge (load), as % of
redemption proceeds                               None     1.00       None
----------------------------------------------    ------   ----       ---
Account Maintenance Fee (annually, for fund
account balances below $10,000 and subject to
certain exceptions)                              $   20    $20        $20
----------------------------------------------   -------   ----       ---

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)



                                                        A          C           S
                                                ---------  ---------  ----------
Management fee                                      0.43       0.43       0.43
-----------------------------------------------     ----       ----       ----
Distribution/service (12b-1) fees                   0.23       1.00      None
-----------------------------------------------     ----       ----      -----
  Interest expense                                  0.03       0.03       0.03
  Other expenses                                    0.20       0.21       0.30
TOTAL OTHER EXPENSES                                0.23       0.24       0.33
-----------------------------------------------     ----       ----      -----
TOTAL ANNUAL FUND OPERATING EXPENSES                0.89       1.67       0.76
-----------------------------------------------     ----       ----      -----
Fee waiver/expense reimbursement                    0.04       0.07       0.16
-----------------------------------------------     ----       ----      -----
TOTAL ANNUAL FUND OPERATING EXPENSES AFTER FEE
WAIVER/EXPENSE REIMBURSEMENT                        0.85       1.60       0.60
-----------------------------------------------     ----       ----      -----



The Advisor has contractually agreed through November 30, 2018 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at ratios no higher than 0.82%, 1.57% and 0.57% for Class A, Class C and Class S, respectively. The agreement may only be terminated with the consent of the fund's Board.



EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




YEARS           A         C       S
-------  --------  --------  ------
1        $ 359     $ 263     $61
--       -----     -----     ---
3          547       520     227
--       -----     -----     ---
5          751       901     407
--       -----     -----     ---
10       1,337     1,970     927
--       -----     -----     ---


You would pay the following expenses if you did not redeem your shares:




YEARS           A         C       S
-------  --------  --------  ------
1        $ 359     $ 163     $61
--       -----     -----     ---
3          547       520     227
--       -----     -----     ---
5          751       901     407
--       -----     -----     ---
10       1,337     1,970     927
--       -----     -----     ---


                                       1
PROSPECTUS December 1, 2017           Deutsche California Tax-Free Income Fund

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance.



Portfolio turnover rate for fiscal year 2017: 49%.




PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in securities whose income is free from regular federal and California state income tax. The fund may invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax (AMT).


The fund can buy many types of municipal securities of all maturities. These may include revenue bonds (which are backed by revenue from a particular source) and general obligation bonds (which are typically backed by the issuer's ability to levy taxes). Municipal securities may also include private activity and industrial development bonds, municipal lease obligations and investments representing an interest in these. The fund can also invest in obligations of US territories and Commonwealths.


Normally, at least 90% of the fund's municipal securities are in the top four grades of credit quality. Up to 10% of the fund's municipal securities may be high yield bonds (commonly referred to as junk bonds), which are those rated below the fourth highest rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds generally pay higher yields but have higher volatility and higher risk of default on payments.


MANAGEMENT PROCESS. Portfolio management looks for securities that appear to offer the best total return potential. In making buy and sell decisions, portfolio management typically weighs a number of factors, including economic outlooks, possible interest rate movements, yield levels across varying maturities, characteristics of specific securities, such as coupon, maturity date and call date, and changes in supply and demand within the municipal bond market.


Although portfolio management may adjust the fund's duration (a measure of sensitivity to interest rates) over a wider range, they generally intend to keep it similar to that of the Bloomberg Barclays Municipal Bond Index, which is generally between five and nine years.



DERIVATIVES. Portfolio management may use tender option bond transactions to seek to enhance potential gains. Portfolio management may leverage assets of the fund through the use of proceeds received through tender option bond transactions. In a tender option bond transaction, the fund transfers fixed-rate long-term municipal bonds into a special purpose entity (a "TOB Trust"). A TOB Trust typically issues two classes of beneficial interests: short-term floating rate interests ("TOB Floaters"), which are sold to third party investors, and residual inverse floating rate interests ("TOB Inverse Floater Residual Interests"), which are generally held by the fund.


The fund may also use other types of derivatives (a contract whose value is based on, for example, indices, currencies or securities) (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.




MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The longer the duration of the fund's debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.


Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest credit rating category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit risk for high-yield securities is greater than for higher-rated securities.



Because securities in default generally have missed one or more payments of interest and/or principal, an investment in such securities has an increased risk of loss. Issuers of securities in default have an increased likelihood of entering bankruptcy or beginning liquidation procedures which could impact the fund's ability to recoup its investment. Securities in default may be illiquid or trade in low volumes and thus may be difficult to value.




                                       2
PROSPECTUS December 1, 2017           Deutsche California Tax-Free Income Fund

For securities that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases to insure securities. Because guarantors may insure many types of securities, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.



FOCUS RISK - CALIFORNIA MUNICIPAL SECURITIES. Because the fund focuses its investments in California municipal securities, its performance can be more volatile than that of a fund that invests more broadly, and it has a relatively large exposure to financial stresses affecting California. For example, the State of California relies heavily on income tax revenues and these revenues are likely to drop during economic downturns, but covering any shortfall by increasing taxes could be difficult due to California law restricting the imposition of new taxes. Examples of other factors that may affect fund performance include, but are not limited to, the costs and disruption caused by natural disasters, a fiscal crisis brought on by a national or regional economic downturn, and costs of maintaining certain government programs. California could also face severe fiscal difficulties, for example, from an economic downturn, increased costs for domestic security and reduced monetary support from the federal government. Over time, these issues may impair the state's ability to repay its obligations.



Any deterioration of California's fiscal situation could increase the risk of investing in California municipal securities, including the risk of potential issuer default, and could also heighten the risk that the prices of California municipal securities will experience greater volatility.


A default or credit rating downgrade of a small number of municipal security issuers could affect the market values and marketability of all California municipal securities and adversely impact the fund's performance.


PRIVATE ACTIVITY AND INDUSTRIAL DEVELOPMENT BOND RISK. The payment of principal and interest on these bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of property financed as security for such payment.


TENDER OPTION BONDS RISK. The fund's participation in tender option bond transactions may reduce the fund's returns or increase volatility. Tender option bond transactions create leverage. Leverage magnifies returns, both positive and negative, and risk by magnifying the volatility of returns. An investment in TOB Inverse Floater Residual Interests will typically involve more risk than an investment in the underlying municipal bonds. The interest payment on TOB Inverse Floater Residual Interests generally will decrease when short-term interest rates increase. There are also risks associated with the tender option bond structure, which could result in terminating the trust. If a TOB Trust is terminated, the fund must sell other assets to buy back the TOB Floaters, which could negatively impact performance. Events that could cause a termination of the TOB Trust include a deterioration in the financial condition of the liquidity provider, a deterioration in the credit quality of underlying municipal bonds, or a decrease in the value of the underlying bonds due to rising interest rates.



US TERRITORY AND COMMONWEALTH OBLIGATIONS RISK. Adverse political and economic conditions and developments affecting any territory or Commonwealth of the US may, in turn, negatively affect the value of the fund's holdings in such obligations. In recent years, Puerto Rico has experienced a recession and difficult economic conditions, along with a severe natural disaster, which may negatively affect the value of any holdings the fund may have in Puerto Rico municipal obligations.



DERIVATIVES RISK. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.



SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of municipalities, industries, companies, economic trends, the relative attractiveness of different securities or other matters.



COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.



MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of debt securities or the stock market could also adversely affect the fund by reducing the relative attractiveness of debt securities as an investment.



TAX RISK. Income from municipal securities held by the fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a securities issuer. In addition, a portion of the fund's otherwise exempt-interest distributions may be taxable to those shareholders subject to the federal AMT.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other



                                       3
PROSPECTUS December 1, 2017           Deutsche California Tax-Free Income Fund
cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund, and in extreme conditions, the fund could have difficulty meeting redemption requests.

PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


OPERATIONAL AND TECHNOLOGY RISK. Cyber-attacks, disruptions, or failures that affect the fund's service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends and distributions were reinvested. For more recent performance figures, go to deutschefunds.com (the Web site does not form a part of this prospectus) or call the phone number included in this prospectus.


CALENDAR YEAR TOTAL RETURNS (%) (Class A)

These year-by-year returns do not include sales charges, if any, and would be lower if they did. Returns for other classes were different and are not shown here.



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]










  2007      2008       2009       2010      2011       2012       2013       2014       2015      2016
  2.70       -5.90     14.80      1.27      10.69      10.81       -3.68     11.60      2.68       -0.58








                   RETURNS   PERIOD ENDING
 BEST QUARTER      9.41%     September 30, 2009
 WORST QUARTER     -5.40%    December 31, 2010
 YEAR-TO-DATE      4.30%     September 30, 2017


AVERAGE ANNUAL TOTAL RETURNS

(For periods ended 12/31/2016 expressed as a %)


After-tax returns (which are shown only for Class A and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.




                                   CLASS           1          5         10
                               INCEPTION        YEAR      YEARS      YEARS
                             -----------  ----------  ---------  ---------
CLASS A before tax           2/17/1983        -3.31       3.41       3.93
---------------------------  ---------       ------       ----       ----
  After tax on distribu-
  tions                                       -3.31       3.41       3.90
  After tax on distribu-
  tions and sale of fund
  shares                                      -0.67       3.47       3.95
---------------------------  ---------       ------       ----       ----
CLASS C before tax           5/31/1994        -1.35       3.21       3.42
---------------------------  ---------       ------       ----       ----
CLASS S before tax           6/15/2001        -0.21       4.24       4.46
---------------------------  ---------       ------       ----       ----
BLOOMBERG BARCLAYS
MUNICIPAL BOND INDEX
(reflects no deduction for
fees, expenses or taxes)                      0.25        3.28       4.25
---------------------------  ---------       ------       ----       ----


MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

ASHTON P. GOODFIELD, CFA, MANAGING DIRECTOR. Co-Lead Portfolio Manager of the fund. Began managing the fund in 2014.


MICHAEL J. GENERAZO, DIRECTOR. Co-Lead Portfolio Manager of the fund. Began managing the fund in 2010.


MATTHEW J. CAGGIANO, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 1999.



PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT ($)


                                        AUTOMATIC
                              UGMAS/   INVESTMENT
         NON-IRA      IRAS     UTMAS        PLANS
       ---------  --------  --------  -----------
A C     1,000       500      1,000         500
-----   -----       ---      -----         ---
S       2,500     1,000      1,000       1,000
-----   -----     -----      -----       -----

For participants in all group retirement plans, and in certain fee-based and wrap programs approved by the Advisor, there is no minimum initial investment and no minimum additional investment for Class A, C and S shares. For Section 529 college savings plans, there is no minimum initial investment and no minimum additional investment for Class S shares. The minimum additional investment in all other instances is $50.


                                       4
PROSPECTUS December 1, 2017           Deutsche California Tax-Free Income Fund

TO PLACE ORDERS


MAIL           New Accounts             Deutsche Asset Management
                                        PO Box 219356
                                        Kansas City, MO 64121-9356
               Additional Investments   Deutsche Asset Management
                                        PO Box 219154
                                        Kansas City, MO 64121-9154
               Exchanges and            Deutsche Asset Management
               Redemptions              PO Box 219557
                                        Kansas City, MO 64121-9557
EXPEDITED MAIL                          Deutsche Asset Management
                                        210 West 10th Street
                                        Kansas City, MO 64105-1614
WEB SITE                                deutschefunds.com
TELEPHONE                               (800) 728-3337, M - F 8 a.m. - 7 p.m. ET
TDD LINE                                (800) 972-3006, M - F 8 a.m. - 7 p.m. ET



The fund is generally open on days when the New York Stock Exchange is open for regular trading. Initial investments must be sent by mail. You can make additional investments or sell shares of the fund on any business day by visiting our Web site, by mail, or by telephone; however you may have to elect certain privileges on your initial account application. If you are working with a financial advisor, contact your financial advisor for assistance with buying or selling fund shares. A financial advisor separately may impose its own policies and procedures for buying and selling fund shares.



Class S shares are only available to a limited group of investors.



TAX INFORMATION


The fund's distributions are generally exempt from regular federal and state income tax. All or a portion of the fund's dividends may be subject to the federal alternative minimum tax.



PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, the Advisor, and/or the Advisor's affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.


                                       5
PROSPECTUS December 1, 2017           Deutsche California Tax-Free Income Fund

Deutsche
Asset Management
                                                                       [DB Logo]








Deutsche New York Tax-Free Income Fund



INVESTMENT OBJECTIVE

The fund seeks a high level of current income that is exempt from New York State and New York City personal income taxes and federal income taxes.



FEES AND EXPENSES OF THE FUND



These are the fees and expenses you may pay when you buy and hold shares. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $100,000 in Deutsche funds. More information about these and other discounts and waivers is available from your financial advisor and in Choosing a Share Class (p. 21), Sales Charge Waivers and Discounts Available Through Intermediaries (Appendix B, p. 46) and Purchase and Redemption of Shares in the fund's Statement of Additional Information
(SAI) (p. II-16).



SHAREHOLDER FEES (paid directly from your investment)


                                                        A          C      S
                                               ----------  ---------  -----
Maximum sales charge (load) imposed on
purchases, as % of offering price                   2.75     None     None
----------------------------------------------      ----     --       ---
Maximum deferred sales charge (load), as % of
redemption proceeds                               None     1.00       None
----------------------------------------------    ------   ----       ---
Account Maintenance Fee (annually, for fund
account balances below $10,000 and subject to
certain exceptions)                              $   20    $20        $20
----------------------------------------------   -------   ----       ---

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)



                                                        A          C           S
                                                ---------  ---------  ----------
Management fee                                      0.44       0.44       0.44
-----------------------------------------------     ----       ----       ----
Distribution/service (12b-1) fees                   0.22       1.00      None
-----------------------------------------------     ----       ----      -----
  Interest expense                                  0.05       0.05       0.05
  Other expenses                                    0.25       0.26       0.31
TOTAL OTHER EXPENSES                                0.30       0.31       0.36
-----------------------------------------------     ----       ----      -----
TOTAL ANNUAL FUND OPERATING EXPENSES                0.96       1.75       0.80
-----------------------------------------------     ----       ----      -----
Fee waiver/expense reimbursement                    0.04       0.08       0.13
-----------------------------------------------     ----       ----      -----
TOTAL ANNUAL FUND OPERATING EXPENSES AFTER FEE
WAIVER/EXPENSE REIMBURSEMENT                        0.92       1.67       0.67
-----------------------------------------------     ----       ----      -----



The Advisor has contractually agreed through November 30, 2018 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at ratios no higher than 0.87%, 1.62% and 0.62% for Class A, Class C and Class S, respectively. The agreement may only be terminated with the consent of the fund's Board.



EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                       6
PROSPECTUS December 1, 2017             Deutsche New York Tax-Free Income Fund

YEARS           A         C       S
-------  --------  --------  ------
1        $ 366     $ 270     $68
--       -----     -----     ---
3          569       543     242
--       -----     -----     ---
5          788       941     431
--       -----     -----     ---
10       1,417     2,056     978
--       -----     -----     ---


You would pay the following expenses if you did not redeem your shares:




YEARS           A         C       S
-------  --------  --------  ------
1        $ 366     $ 170     $68
--       -----     -----     ---
3          569       543     242
--       -----     -----     ---
5          788       941     431
--       -----     -----     ---
10       1,417     2,056     978
--       -----     -----     ---


PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance.



Portfolio turnover rate for fiscal year 2017: 42%.




PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose income is free from regular federal and New York State personal income tax. In addition, the fund invests at least 65% of net assets in municipal securities and other securities that are exempt from New York City personal income taxes. The fund may invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax
(AMT).


The fund can buy many types of municipal securities of all maturities. These may include revenue bonds (which are backed by revenue from a particular source) and general obligation bonds (which are typically backed by the issuer's ability to levy taxes). They may also include private activity and industrial development bonds, municipal lease obligations and investments representing an interest in these. The fund can also invest in obligations of US territories and Commonwealths.


Normally, at least 90% of the fund's municipal securities are in the top four grades of credit quality. Up to 10% of the fund's municipal securities may be high yield bonds (commonly referred to as junk bonds), which are those rated below the fourth highest rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds generally pay higher yields but have higher volatility and higher risk of default on payments.


MANAGEMENT PROCESS. Portfolio management looks for securities that appear to offer the best total return potential. In making buy and sell decisions, portfolio management typically weighs a number of factors, including economic outlooks, possible interest rate movements, yield levels across varying maturities, characteristics of specific securities, such as coupon, maturity date and call date, and changes in supply and demand within the municipal bond market.


Although portfolio management may adjust the fund's duration (a measure of sensitivity to interest rates) over a wider range, they generally intend to keep it similar to that of the Bloomberg Barclays Municipal Bond Index, which is generally between five and nine years.



DERIVATIVES. Portfolio management may use tender option bond transactions to seek to enhance potential gains. Portfolio management may leverage assets of the fund through the use of proceeds received through tender option bond transactions. In a tender option bond transaction, the fund transfers fixed-rate long-term municipal bonds into a special purpose entity (a "TOB Trust"). A TOB Trust typically issues two classes of beneficial interests: short-term floating rate interests ("TOB Floaters"), which are sold to third party investors, and residual inverse floating rate interests ("TOB Inverse Floater Residual Interests"), which are generally held by the fund.


The fund may also use other types of derivatives (a contract whose value is based on, for example, indices, currencies or securities) (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.




MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The longer the duration of the fund's debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely



                                       7
PROSPECTUS December 1, 2017             Deutsche New York Tax-Free Income Fund
payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.

Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest credit rating category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit risk for high-yield securities is greater than for higher-rated securities.



Because securities in default generally have missed one or more payments of interest and/or principal, an investment in such securities has an increased risk of loss. Issuers of securities in default have an increased likelihood of entering bankruptcy or beginning liquidation procedures which could impact the fund's ability to recoup its investment. Securities in default may be illiquid or trade in low volumes and thus may be difficult to value.



For securities that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases to insure securities. Because guarantors may insure many types of securities, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.



FOCUS RISK - NEW YORK MUNICIPAL SECURITIES. Because the fund focuses its investments in New York municipal securities, its performance can be more volatile than that of a fund that invests more broadly, and it has a relatively large exposure to financial stresses affecting both New York City and New York State. For example, a downturn in the financial industry could bring on a fiscal crisis in New York City, or a national or regional economic downturn could bring on such a crisis in New York State. Examples of other factors that may affect fund performance include, but are not limited to, the costs and disruptions caused by national disasters, increased costs for domestic security and reduced monetary support from the federal government. Over time, these issues may impair the state's or the city's ability to repay its obligations.



PRIVATE ACTIVITY AND INDUSTRIAL DEVELOPMENT BOND RISK. The payment of principal and interest on these bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of property financed as security for such payment.


TENDER OPTION BONDS RISK. The fund's participation in tender option bond transactions may reduce the fund's returns or increase volatility. Tender option bond transactions create leverage. Leverage magnifies returns, both positive and negative, and risk by magnifying the volatility of returns. An investment in TOB Inverse Floater Residual Interests will typically involve more risk than an investment in the underlying municipal bonds. The interest payment on TOB Inverse Floater Residual Interests generally will decrease when short-term interest rates increase. There are also risks associated with the tender option bond structure, which could result in terminating the trust. If a TOB Trust is terminated, the fund must sell other assets to buy back the TOB Floaters, which could negatively impact performance. Events that could cause a termination of the TOB Trust include a deterioration in the financial condition of the liquidity provider, a deterioration in the credit quality of underlying municipal bonds, or a decrease in the value of the underlying bonds due to rising interest rates.



US TERRITORY AND COMMONWEALTH OBLIGATIONS RISK. Adverse political and economic conditions and developments affecting any territory or Commonwealth of the US may, in turn, negatively affect the value of the fund's holdings in such obligations. In recent years, Puerto Rico has experienced a recession and difficult economic conditions, along with a severe natural disaster, which may negatively affect the value of any holdings the fund may have in Puerto Rico municipal obligations.



DERIVATIVES RISK. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


NON-DIVERSIFICATION RISK. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of municipalities, industries, companies, economic trends, the relative attractiveness of different securities or other matters.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.



MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular




                                       8
PROSPECTUS December 1, 2017             Deutsche New York Tax-Free Income Fund
class of debt securities or the stock market could also adversely affect the fund by reducing the relative attractiveness of debt securities as an investment.


TAX RISK. Income from municipal securities held by the fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a securities issuer. In addition, a portion of the fund's otherwise exempt-interest distributions may be taxable to those shareholders subject to the federal AMT.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund, and in extreme conditions, the fund could have difficulty meeting redemption requests.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


OPERATIONAL AND TECHNOLOGY RISK. Cyber-attacks, disruptions, or failures that affect the fund's service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends and distributions were reinvested. For more recent performance figures, go to deutschefunds.com (the Web site does not form a part of this prospectus) or call the phone number included in this prospectus.


CALENDAR YEAR TOTAL RETURNS (%) (Class A)

These year-by-year returns do not include sales charges, if any, and would be lower if they did. Returns for other classes were different and are not shown here.



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]










  2007      2008       2009       2010      2011      2012      2013       2014      2015      2016
  2.67       -6.71     16.83      1.98      9.25      7.06       -3.87     9.29      2.92      0.16







                   RETURNS   PERIOD ENDING
 BEST QUARTER      8.58%     September 30, 2009
 WORST QUARTER     -4.42%    December 31, 2010
 YEAR-TO-DATE      4.17%     September 30, 2017


AVERAGE ANNUAL TOTAL RETURNS

(For periods ended 12/31/2016 expressed as a %)


After-tax returns (which are shown only for Class A and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.




                                    CLASS           1          5         10
                                INCEPTION        YEAR      YEARS      YEARS
                             ------------  ----------  ---------  ---------
CLASS A before tax           12/31/1985        -2.60       2.43       3.46
---------------------------  ----------       ------       ----       ----
  After tax on distribu-
  tions                                        -2.60       2.42       3.43
  After tax on distribu-
  tions and sale of fund
  shares                                       -0.29       2.67       3.53
---------------------------  ----------       ------       ----       ----
CLASS C before tax            5/31/1994        -0.50       2.24       2.98
---------------------------  ----------       ------       ----       ----
CLASS S before tax            6/18/2001        0.50        3.26       4.01
---------------------------  ----------       ------       ----       ----
BLOOMBERG BARCLAYS
MUNICIPAL BOND INDEX
(reflects no deduction for
fees, expenses or taxes)                       0.25        3.28       4.25
---------------------------  ----------       ------       ----       ----


MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

ASHTON P. GOODFIELD, CFA, MANAGING DIRECTOR. Co-Lead Portfolio Manager of the fund. Began managing the fund in 1999.



                                       9
PROSPECTUS December 1, 2017             Deutsche New York Tax-Free Income Fund

MATTHEW J. CAGGIANO, CFA, MANAGING DIRECTOR. Co-Lead Portfolio Manager of the fund. Began managing the fund in 2004.


REBECCA L. FLINN, DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2014.



PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT ($)


                                        AUTOMATIC
                              UGMAS/   INVESTMENT
         NON-IRA      IRAS     UTMAS        PLANS
       ---------  --------  --------  -----------
A C     1,000       500      1,000         500
-----   -----       ---      -----         ---
S       2,500     1,000      1,000       1,000
-----   -----     -----      -----       -----

For participants in all group retirement plans, and in certain fee-based and wrap programs approved by the Advisor, there is no minimum initial investment and no minimum additional investment for Class A, C and S shares. For Section 529 college savings plans, there is no minimum initial investment and no minimum additional investment for Class S shares. The minimum additional investment in all other instances is $50.



TO PLACE ORDERS


MAIL           New Accounts             Deutsche Asset Management
                                        PO Box 219356
                                        Kansas City, MO 64121-9356
               Additional Investments   Deutsche Asset Management
                                        PO Box 219154
                                        Kansas City, MO 64121-9154
               Exchanges and            Deutsche Asset Management
               Redemptions              PO Box 219557
                                        Kansas City, MO 64121-9557
EXPEDITED MAIL                          Deutsche Asset Management
                                        210 West 10th Street
                                        Kansas City, MO 64105-1614
WEB SITE                                deutschefunds.com
TELEPHONE                               (800) 728-3337, M - F 8 a.m. - 7 p.m. ET
TDD LINE                                (800) 972-3006, M - F 8 a.m. - 7 p.m. ET



The fund is generally open on days when the New York Stock Exchange is open for regular trading. Initial investments must be sent by mail. You can make additional investments or sell shares of the fund on any business day by visiting our Web site, by mail, or by telephone; however you may have to elect certain privileges on your initial account application. If you are working with a financial advisor, contact your financial advisor for assistance with buying or selling fund shares. A financial advisor separately may impose its own policies and procedures for buying and selling fund shares.



Class S shares are only available to a limited group of investors.



TAX INFORMATION


The fund's distributions are generally exempt from regular federal and state income tax. All or a portion of the fund's dividends may be subject to the federal alternative minimum tax.


PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, the Advisor, and/or the Advisor's affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.


                                       10
PROSPECTUS December 1, 2017             Deutsche New York Tax-Free Income Fund

[GRAPHIC APPEARS HERE]





Fund Details



ADDITIONAL INFORMATION ABOUT FUND STRATEGIES AND RISKS


     Deutsche California Tax-Free Income Fund

INVESTMENT OBJECTIVE


The fund seeks a high level of current income that is exempt from California state and federal income taxes.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in securities whose income is free from regular federal and California state income tax. The fund may invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax (AMT).


The fund can buy many types of municipal securities of all maturities. These may include revenue bonds (which are backed by revenue from a particular source) and general obligation bonds (which are typically backed by the issuer's ability to levy taxes). Municipal securities may also include private activity and industrial development bonds, municipal lease obligations and investments representing an interest in these. The fund can also invest in obligations of the territories and Commonwealths of the United States, such as Puerto Rico, the US Virgin Islands, Guam and their agencies and authorities.


Normally, at least 90% of the fund's municipal securities are in the top four grades of credit quality. Up to 10% of the fund's municipal securities may be high yield bonds (commonly referred to as junk bonds), which are those rated below the fourth highest rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds generally pay higher yields but have higher volatility and higher risk of default on payments.



If a fixed income security is rated differently among the three major ratings agencies (i.e., Moody's Investor Services, Inc., Fitch Investors Services, Inc., and Standard & Poor's Ratings Group), portfolio management would rely on the highest credit rating for purposes of the fund's investment policies.


The fund may also invest in exchange-traded funds (ETFs). The fund's investments in ETFs will be limited to 5% of total assets in any one ETF and 10% of total assets in the aggregate in ETFs.



MANAGEMENT PROCESS. Portfolio management looks for securities that appear to offer the best total return potential. In making buy and sell decisions, portfolio management typically weighs a number of factors, including economic outlooks, possible interest rate movements, yield levels across varying maturities, characteristics of specific securities, such as coupon, maturity date and call date, and changes in supply and demand within the municipal bond market.


Although portfolio management may adjust the fund's duration (a measure of sensitivity to interest rates) over a wider range, they generally intend to keep it similar to that of the Bloomberg Barclays Municipal Bond Index, which is generally between five and nine years.



DERIVATIVES. Portfolio management may use tender option bond transactions to seek to enhance potential gains. Portfolio management may leverage assets of the fund through the use of proceeds received through tender option bond transactions. In a tender option bond transaction, the fund transfers fixed-rate long-term municipal bonds into a special purpose entity (a "TOB Trust"). A TOB Trust typically issues two classes of beneficial interests: short-term floating rate interests ("TOB Floaters"), which are sold to third party investors, and residual inverse floating rate interests ("TOB Inverse Floater Residual Interests"), which are generally held by the fund.


Portfolio management generally may use interest rate swaps and treasury futures, which are types of derivatives (a contract whose value is based on, for example, indices, currencies or securities), to hedge interest rate risk by reducing the fund's duration.


The fund may also use other types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.




                                       11
PROSPECTUS December 1, 2017                                       Fund Details

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The longer the duration of the fund's debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.


Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest credit rating category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit risk for high-yield securities is greater than for higher-rated securities.



Because securities in default generally have missed one or more payments of interest and/or principal, an investment in such securities has an increased risk of loss. Issuers of securities in default have an increased likelihood of entering bankruptcy or beginning liquidation procedures which could impact the fund's ability to recoup its investment. Securities in default may be illiquid or trade in low volumes and thus may be difficult to value.



For securities that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases to insure securities. Because guarantors may insure many types of securities, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.



FOCUS RISK - CALIFORNIA MUNICIPAL SECURITIES. Because the fund focuses its investments in California municipal securities, its performance can be more volatile than that of a fund that invests more broadly, and it has a relatively large exposure to financial stresses affecting California. For example, the State of California relies heavily on income tax revenues and these revenues are likely to drop during economic downturns, but covering any shortfall by increasing taxes could be difficult due to California law restricting the imposition of new taxes. Examples of other factors that may affect fund performance include, but are not limited to, the costs and disruption caused by natural disasters, a fiscal crisis brought on by a national or regional economic downturn, and costs of maintaining certain government programs. California could also face severe fiscal difficulties, for example, from an economic downturn, increased costs for domestic security and reduced monetary support from the federal government. Over time, these issues may impair the state's ability to repay its obligations.



Any deterioration of California's fiscal situation could increase the risk of investing in California municipal securities, including the risk of potential issuer default, and could also heighten the risk that the prices of California municipal securities will experience greater volatility.


A default or credit rating downgrade of a small number of municipal security issuers could affect the market values and marketability of all California municipal securities and adversely impact the fund's performance.


PRIVATE ACTIVITY AND INDUSTRIAL DEVELOPMENT BOND RISK. The payment of principal and interest on these bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of property financed as security for such payment.


TENDER OPTION BONDS RISK. The fund's participation in tender option bond transactions may reduce the fund's returns or increase volatility. Tender option bond transactions create leverage. Leverage magnifies returns, both positive and negative, and risk by magnifying the volatility of returns. An investment in TOB Inverse Floater Residual Interests will typically involve more risk than an investment in the underlying municipal bonds. The interest payment on TOB Inverse Floater Residual Interests generally will decrease when short-term interest rates increase. There are also risks associated with the tender option bond structure, which could result in terminating the trust. If a TOB Trust is terminated, the fund must sell other assets to buy back the TOB Floaters, which could negatively impact performance. Events that could cause a termination of the TOB Trust include a deterioration in the financial condition of the liquidity provider, a deterioration in the credit quality of underlying municipal bonds, or a decrease in the value of the underlying bonds due to rising interest rates.


The fund may invest in TOB Inverse Floater Residual Interests on a non-recourse or recourse basis. If the fund invests in TOB Inverse Floater Residual Interests on a recourse basis, the fund could suffer losses in excess of the value of the TOB Inverse Floater Residual Interests.



Recent changes to the structure of TOBs to address the Volcker Rule could make early unwinds of TOB Trusts more likely, may make the use of TOB Trusts more expensive, and may make it more difficult to use TOB Trusts in general.




                                       12
PROSPECTUS December 1, 2017                                       Fund Details

US TERRITORY AND COMMONWEALTH OBLIGATIONS RISK. Adverse political and economic conditions and developments affecting any territory or Commonwealth of the US may, in turn, negatively affect the value of the fund's holdings in such obligations. In recent years, Puerto Rico has experienced a recession and difficult economic conditions, along with a severe natural disaster, which may negatively affect the value of any holdings the fund may have in Puerto Rico municipal obligations.



DERIVATIVES RISK. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.



SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of municipalities, industries, companies, economic trends, the relative attractiveness of different securities or other matters.



COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.



MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of debt securities or the stock market could also adversely affect the fund by reducing the relative attractiveness of debt securities as an investment.



TAX RISK. Income from municipal securities held by the fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a securities issuer. In addition, a portion of the fund's otherwise exempt-interest distributions may be taxable to those shareholders subject to the federal AMT.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund, and in extreme conditions, the fund could have difficulty meeting redemption requests.


This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). This may affect only certain securities or an overall securities market.


The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed-income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Additionally, market participants, other than the fund, may attempt to sell fixed income holdings at the same time as the fund, which could cause downward pricing pressure and contribute to illiquidity.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able



                                       13
PROSPECTUS December 1, 2017                                       Fund Details
to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund's net asset value.


ETF RISK. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund incurs brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF's fees and expenses, which are passed through to ETF shareholders.


Fees and expenses incurred by an ETF may include trading costs, operating expenses, licensing fees, trustee fees and marketing expenses. With an index ETF, these costs may contribute to the ETF not fully matching the performance of the index it is designed to track.



OPERATIONAL AND TECHNOLOGY RISK. Cyber-attacks, disruptions, or failures that affect the fund's service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.


Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund's service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund's operations.


Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. For example, the fund's or its service providers' assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund's NAV, and impede trading). In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty's ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund's investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.


While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund, or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will address the possibility of and fallout from cyber-attacks, disruptions, or failures. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund, or other market participants.


     Deutsche New York Tax-Free Income Fund

INVESTMENT OBJECTIVE


The fund seeks a high level of current income that is exempt from New York State and New York City personal income taxes and federal income taxes.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose income is free from regular federal and New York State personal income tax. In addition, the fund invests at least 65% of net assets in municipal securities and other securities that are exempt from New York City personal income taxes. The fund may invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax
(AMT).


The fund can buy many types of municipal securities of all maturities. These may include revenue bonds (which are backed by revenue from a particular source) and general obligation bonds (which are typically backed by the issuer's ability to levy taxes). They may also include private activity and industrial development bonds, municipal lease obligations and investments representing an interest in these. The fund can also invest in obligations of the territories and Commonwealths of the United States, such as Puerto Rico, the US Virgin Islands, Guam and their agencies and authorities.


Normally, at least 90% of the fund's municipal securities are in the top four grades of credit quality. Up to 10% of the fund's municipal securities may be high yield bonds



                                       14
PROSPECTUS December 1, 2017                                       Fund Details

(commonly referred to as junk bonds), which are those rated below the fourth highest rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds generally pay higher yields but have higher volatility and higher risk of default on payments.


If a fixed income security is rated differently among the three major ratings agencies (i.e., Moody's Investor Services, Inc., Fitch Investors Services, Inc., and Standard & Poor's Ratings Group), portfolio management would rely on the highest credit rating for purposes of the fund's investment policies.


The fund may also invest in exchange-traded funds (ETFs). The fund's investments in ETFs will be limited to 5% of total assets in any one ETF and 10% of total assets in the aggregate in ETFs.



MANAGEMENT PROCESS. Portfolio management looks for securities that appear to offer the best total return potential. In making buy and sell decisions, portfolio management typically weighs a number of factors, including economic outlooks, possible interest rate movements, yield levels across varying maturities, characteristics of specific securities, such as coupon, maturity date and call date, and changes in supply and demand within the municipal bond market.


Although portfolio management may adjust the fund's duration (a measure of sensitivity to interest rates) over a wider range, they generally intend to keep it similar to that of the Bloomberg Barclays Municipal Bond Index, which is generally between five and nine years.



DERIVATIVES. Portfolio management may use tender option bond transactions to seek to enhance potential gains. Portfolio management may leverage assets of the fund through the use of proceeds received through tender option bond transactions. In a tender option bond transaction, the fund transfers fixed-rate long-term municipal bonds into a special purpose entity (a "TOB Trust"). A TOB Trust typically issues two classes of beneficial interests: short-term floating rate interests ("TOB Floaters"), which are sold to third party investors, and residual inverse floating rate interests ("TOB Inverse Floater Residual Interests"), which are generally held by the fund.


Portfolio management generally may use interest rate swaps and treasury futures, which are types of derivatives (a contract whose value is based on, for example, indices, currencies or securities), to hedge interest rate risk by reducing the fund's duration.


The fund may also use other types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The longer the duration of the fund's debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.


Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest credit rating category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit risk for high-yield securities is greater than for higher-rated securities.



Because securities in default generally have missed one or more payments of interest and/or principal, an investment in such securities has an increased risk of loss. Issuers of securities in default have an increased likelihood of entering bankruptcy or beginning liquidation procedures which could impact the fund's ability to recoup its investment. Securities in default may be illiquid or trade in low volumes and thus may be difficult to value.



For securities that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases to insure securities. Because guarantors may insure many types of securities, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.


FOCUS RISK - NEW YORK MUNICIPAL SECURITIES. Because the fund focuses its investments in New York municipal securities, its performance can be more volatile than that of a fund that invests more broadly, and it has a relatively large exposure to financial stresses affecting both New York City and New York State. For example, a downturn in the financial industry could bring on a fiscal crisis in New York City, or a national or regional economic downturn



                                       15
PROSPECTUS December 1, 2017                                       Fund Details
could bring on such a crisis in New York State. Examples of other factors that may affect fund performance include, but are not limited to, the costs and disruptions caused by national disasters, increased costs for domestic security and reduced monetary support from the federal government. Over time, these issues may impair the state's or the city's ability to repay its obligations.


A default or credit rating downgrade of a small number of municipal security issuers could affect the market values and marketability of all New York municipal securities and hurt the fund's performance.


PRIVATE ACTIVITY AND INDUSTRIAL DEVELOPMENT BOND RISK. The payment of principal and interest on these bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of property financed as security for such payment.


TENDER OPTION BONDS RISK. The fund's participation in tender option bond transactions may reduce the fund's returns or increase volatility. Tender option bond transactions create leverage. Leverage magnifies returns, both positive and negative, and risk by magnifying the volatility of returns. An investment in TOB Inverse Floater Residual Interests will typically involve more risk than an investment in the underlying municipal bonds. The interest payment on TOB Inverse Floater Residual Interests generally will decrease when short-term interest rates increase. There are also risks associated with the tender option bond structure, which could result in terminating the trust. If a TOB Trust is terminated, the fund must sell other assets to buy back the TOB Floaters, which could negatively impact performance. Events that could cause a termination of the TOB Trust include a deterioration in the financial condition of the liquidity provider, a deterioration in the credit quality of underlying municipal bonds, or a decrease in the value of the underlying bonds due to rising interest rates.


The fund may invest in TOB Inverse Floater Residual Interests on a non-recourse or recourse basis. If the fund invests in TOB Inverse Floater Residual Interests on a recourse basis, the fund could suffer losses in excess of the value of the TOB Inverse Floater Residual Interests.



Recent changes to the structure of TOBs to address the Volcker Rule could make early unwinds of TOB Trusts more likely, may make the use of TOB Trusts more expensive, and may make it more difficult to use TOB Trusts in general.


US TERRITORY AND COMMONWEALTH OBLIGATIONS RISK. Adverse political and economic conditions and developments affecting any territory or Commonwealth of the US may, in turn, negatively affect the value of the fund's holdings in such obligations. In recent years, Puerto Rico has experienced a recession and difficult economic conditions, along with a severe natural disaster, which may negatively affect the value of any holdings the fund may have in Puerto Rico municipal obligations.



DERIVATIVES RISK. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


NON-DIVERSIFICATION RISK. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of municipalities, industries, companies, economic trends, the relative attractiveness of different securities or other matters.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.



MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of debt securities or the stock market could also adversely affect the fund by reducing the relative attractiveness of debt securities as an investment.



TAX RISK. Income from municipal securities held by the fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a securities issuer. In addition, a portion of the fund's otherwise exempt-interest distributions may be taxable to those shareholders subject to the federal AMT.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions



                                       16
PROSPECTUS December 1, 2017                                       Fund Details
could increase liquidity risk for the fund, and in extreme conditions, the fund could have difficulty meeting redemption requests.

This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). This may affect only certain securities or an overall securities market.


The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed-income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Additionally, market participants, other than the fund, may attempt to sell fixed income holdings at the same time as the fund, which could cause downward pricing pressure and contribute to illiquidity.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund's net asset value.



ETF RISK. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund incurs brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF's fees and expenses, which are passed through to ETF shareholders.


Fees and expenses incurred by an ETF may include trading costs, operating expenses, licensing fees, trustee fees and marketing expenses. With an index ETF, these costs may contribute to the ETF not fully matching the performance of the index it is designed to track.



Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund's service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund's operations.


Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. For example, the fund's or its service providers' assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund's NAV, and impede trading). In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty's ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund's investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.


While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund, or other market



                                       17
PROSPECTUS December 1, 2017                                       Fund Details
participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will address the possibility of and fallout from cyber-attacks, disruptions, or failures. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund, or other market participants.


OTHER POLICIES AND RISKS


While the previous pages describe the main points of each fund's strategy and risks, there are a few other matters to know about:

o Although major changes tend to be infrequent, each fund's Board could change a fund's investment objective without seeking shareholder approval.
   However, each fund's policy of investing at least 80% of net assets, determined at the time of purchase, in municipal securities exempt from regular federal income tax and state income tax of the named state cannot be changed without shareholder approval.

o When, in the Advisor's opinion, (1) it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions or (2) an unusual disparity between after-tax income on taxable and municipal securities makes it advisable, up to 100% of each fund's assets may be held in cash or invested in taxable money market securities or other short-term investments, which may produce taxable income. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term high quality rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements. Short-term investments may also include shares of money market mutual funds. To the extent a fund invests in such instruments, the fund will not be pursuing its investment objective. However, portfolio management may choose to not use these strategies for various reasons, even in volatile market conditions.

o Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security's credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit a fund.



o From time to time, a fund may have a concentration of shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on a fund.



FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in each fund. If you want more information on each fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


Keep in mind that there is no assurance that a fund will achieve its investment objective.


A complete list of each fund's portfolio holdings as of the month-end is posted on deutschefunds.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on deutschefunds.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. Each fund's Statement of Additional Information includes a description of a fund's policies and procedures with respect to the disclosure of a fund's portfolio holdings.



WHO MANAGES AND OVERSEES THE FUNDS


THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for each fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. The Advisor is an indirect, wholly-

owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. The Advisor and its predecessors have more than 90 years of experience managing mutual funds and provide a full range of global investment advisory services to institutional and retail clients.



Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and Deutsche AM Distributors, Inc. ("DDI" or the "Distributor"). Deutsche Asset Management is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment



                                       18
PROSPECTUS December 1, 2017                                       Fund Details
platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices or affiliates located outside the US. In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services, such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the US.


MANAGEMENT FEE. The Advisor receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets.



FUND NAME                         FEE PAID
-----------------------------  -----------
Deutsche California Tax-Free
Income Fund                       0.43  %
-----------------------------     ----
Deutsche New York Tax-Free
Income Fund                        0.40%*
-----------------------------     -----

* Reflecting the effect of expense limitations and/or fee waivers then in effect.

The following waivers are currently in effect:



For Deutsche California Tax-Free Income Fund, the Advisor has contractually agreed through November 30, 2018 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at ratios no higher than 0.82%, 1.57% and 0.57% for Class A, Class C and Class S, respectively. The agreement may only be terminated with the consent of the fund's Board.

For Deutsche New York Tax-Free Income Fund, the Advisor has contractually agreed through November 30, 2018 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at ratios no higher than 0.87%, 1.62% and 0.62% for Class A, Class C and Class S, respectively. The agreement may only be terminated with the consent of the fund's Board.



In the table under Annual Fund Operating Expenses on page 1 and page 6 for Deutsche California Tax-Free Income Fund and Deutsche New York Tax-Free Income Fund, respectively, "Interest expense" relates to the fund's liability with respect to floating rate notes held by third parties in conjunction with certain tender option bond transactions. However, the accounting treatment for such transactions includes an offsetting interest income item, and accordingly has no impact to net investment income, total return or net asset value.


A discussion regarding the basis for the Board's approval of each fund's investment management agreement is contained in the most recent shareholder report for the annual period ended August 31 and semi-annual period ended February 29 (see "Shareholder reports" on the back cover).


Under a separate administrative services agreement between each fund and the Advisor, each fund pays the Advisor a fee of 0.10% of the fund's average daily net assets for providing most of each fund's administrative services. The administrative services fee discussed above is included in the fees and expenses table under "Other expenses."


MULTI-MANAGER STRUCTURE. The Advisor, subject to the approval of the Board, has ultimate responsibility to oversee any subadvisor to a fund and to recommend the hiring, termination and replacement of subadvisors. Each fund and the Advisor have received an order from the SEC that permits the Advisor to appoint or replace certain subadvisors, to manage all or a portion of a fund's assets and enter into, amend or terminate a subadvisory agreement with certain subadvisors, in each case subject to the approval of a fund's Board but without obtaining shareholder approval ("multi-manager structure"). The multi-manager structure applies to subadvisors that are not affiliated with the fund or the Advisor ("nonaffiliated subadvisors"), as well as subadvisors that are indirect or direct, wholly-owned subsidiaries of the Advisor or Deutsche Bank AG ("wholly-owned subadvisors"). Pursuant to the SEC order, the Advisor, with the approval of a fund's Board, has the discretion to terminate any subadvisor and allocate and reallocate a fund's assets among any other nonaffiliated subadvisors or wholly-owned subadvisors (including terminating a nonaffiliated subadvisor and replacing it with a wholly-owned subadvisor). Each fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring a new subadvisor pursuant to the multi-manager structure, each fund will provide shareholders with an information statement containing information about the new subadvisor. The shareholders of each fund have approved the multi-manager structure described herein.



MANAGEMENT


DEUTSCHE CALIFORNIA TAX-FREE INCOME FUND

ASHTON P. GOODFIELD, CFA, MANAGING DIRECTOR. Co-Lead Portfolio Manager of the fund. Began managing the fund in 2014.

o  Joined Deutsche Asset Management in 1986.


                                       19
PROSPECTUS December 1, 2017                                       Fund Details

o  Co-Head of Municipal Bonds.

o  BA, Duke University.

MICHAEL J. GENERAZO, DIRECTOR. Co-Lead Portfolio Manager of the fund. Began managing the fund in 2010.

o  Joined Deutsche Asset Management in 1999.

o  BS, Bryant College; MBA, Suffolk University.

MATTHEW J. CAGGIANO, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 1999.

o  Joined Deutsche Asset Management in 1989.

o  BS, Pennsylvania State University; MS, Boston College.


DEUTSCHE NEW YORK TAX-FREE INCOME FUND

ASHTON P. GOODFIELD, CFA, MANAGING DIRECTOR. Co-Lead Portfolio Manager of the fund. Began managing the fund in 1999.

o  Joined Deutsche Asset Management in 1986.

o  Co-Head of Municipal Bonds.

o  BA, Duke University.

MATTHEW J. CAGGIANO, CFA, MANAGING DIRECTOR. Co-Lead Portfolio Manager of the fund. Began managing the fund in 2004.

o  Joined Deutsche Asset Management in 1989.

o  BS, Pennsylvania State University; MS, Boston College.

REBECCA L. FLINN, DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2014.

o  Joined Deutsche Asset Management in 1986.

o  BA, University of Redlands, California.

Each fund's Statement of Additional Information provides additional information about a portfolio manager's investments in each fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


                                       20
PROSPECTUS December 1, 2017                                       Fund Details

[GRAPHIC APPEARS HERE]





Investing in the Funds



This prospectus offers the share classes noted on the front cover. All classes of a fund have the same investment objective and investments, but each class has its own fees and expenses, offering you a choice of cost structures:

o CLASS A SHARES AND CLASS C SHARES are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.

o CLASS S SHARES are only available to particular investors or through certain programs, as described below.

Your financial advisor may also charge you additional fees, commissions or other charges.


The following pages tell you how to invest in a fund and what to expect as a shareholder. The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account.



If you're investing directly with Deutsche Asset Management, all of this information applies to you. If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those. Refer to Appendix B "Sales Charge Waivers and Discounts Available Through Intermediaries" for information about available sales charge waivers and discounts through certain intermediaries.



You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider. For an analysis of the fees associated with an investment in a fund or similar funds, please refer to apps.finra.org/fundanalyzer/1/fa.aspx (this Web site does not form a part of this prospectus).



CHOOSING A SHARE CLASS


Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you.


We describe each share class in detail on the following pages. But first, you may want to look at the following table, which gives you a brief description and comparison of the main features of each class. You should consult with your financial advisor to determine which class of shares is appropriate for you.




CLASSES AND FEATURES                   POINTS TO HELP YOU COMPARE
 CLASS A
 o    Sales charge of up to 2.75%      o Some investors may be able to
      charged when you buy shares        reduce or eliminate their sales
                                         charge; see "Class A Shares"
 o    In most cases, no charge when      and Appendix B
      you sell shares
                                       o Total annual expenses are
o     Up to 0.25% annual share-          lower than those for Class C
      holder servicing fee
                                       o Distributions are generally
                                         higher than Class C

 CLASS C
 o    No sales charge when you buy     o Unlike Class A, Class C does
      shares                             not have a sales charge when
                                         buying shares, but has higher
 o    Deferred sales charge of           annual expenses than those for
      1.00%, charged when you sell       Class A and a one year deferred
      shares you bought within the       sales charge
      last year
                                       o Distributions are generally
 o    0.75% annual distribution fee      lower than Class A
      and up to 0.25% annual share-
      holder servicing fee             o Maximum investment applies

 CLASS S
 o    No sales charge when you buy     o Limited availability, see "Eligi-
      shares and no deferred sales       bility Requirements" under
      charge when you sell shares        "Class S Shares"




The sales charge on purchases of Class A shares and the contingent deferred sales charge (CDSC) on redemptions of Class A and Class C shares are paid to the fund's distributor, DDI, who may distribute all or a portion of the sales charge to your financial advisor. In certain instances described below, a sales charge may be waived by DDI or your financial advisor. If your financial advisor agrees to waive any sales charge due to it from DDI, DDI will not collect the sales charge on your investment or redemption.


The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from each fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers (see Appendix B). In all instances, it is the shareholder's responsibility to notify a fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge waivers or discounts. For waivers and discounts not available through a particular




                                       21
PROSPECTUS December 1, 2017                             Investing in the Funds
intermediary, shareholders will have to purchase fund shares directly from each fund or through another intermediary.


CLASS A SHARES

Class A shares may make sense for long-term investors, especially those who are eligible for a reduced or eliminated sales charge.


Class A shares have a 12b-1 plan, under which a shareholder servicing fee of up to 0.25% is deducted from class assets each year. Because the shareholder servicing fee is continuous in nature, it may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.


Class A shares have an up-front sales charge that varies with the amount you invest:



                               FRONT-END SALES         FRONT-END SALES
                                 CHARGE AS A %   CHARGE AS A % OF YOUR
YOUR INVESTMENT         OF OFFERING PRICE(1,2)       NET INVESTMENT(2)
--------------------  ------------------------  ----------------------
Under $100,000        2.75%                     2.83%
--------------------  -----                     -----
$100,000-$249,999     2.50                      2.56
-----------------     -----                     -----
$250,000 or more                   see below                see below
--------------------  ------------------------  ----------------------

(1) The "offering price", the price you pay to buy shares, includes the sales charge which will be deducted directly from your investment.
(2) Because of rounding in the calculation of the offering price, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted.

YOU MAY BE ABLE TO LOWER YOUR CLASS A SALES CHARGE IF:

o you indicate your intent in writing to invest at least $100,000 in any share class of any retail Deutsche fund (excluding direct purchase of Deutsche money market funds) over the next 24 months (Letter of Intent);


o your holdings in all share classes of any retail Deutsche fund (excluding shares in Deutsche money market funds for which a sales charge has not previously been paid and computed at the maximum offering price at the time of the purchase for which the discount is applicable for Class A shares) you already own plus the amount you're investing now in Class A shares is at least $100,000 (Cumulative Discount); or


o you are investing a total of $100,000 or more in any share class of two or more retail Deutsche funds (excluding direct purchases of Deutsche money market funds) on the same day (Combined Purchases).

The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category, it's generally beneficial for you to do so.


For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (i.e., your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the Deutsche funds. This includes, for example, investments held in a retirement account, an employee benefit plan or with a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.


To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.



Information about sales charge discounts is available free of charge. Please visit deutschefunds.com, refer to the section entitled "Purchase and Redemption of Shares" in each fund's Statement of Additional Information or consult with your financial advisor. Certain intermediaries may provide different sales charge discounts which are described under "Sales Charge Waivers and Discounts Available Through Intermediaries" in Appendix B to this prospectus.


IN CERTAIN CIRCUMSTANCES LISTED BELOW, YOU MAY BE ABLE TO BUY CLASS A SHARES WITHOUT A SALES CHARGE. In addition, certain intermediaries may provide different sales charge waivers. These waivers and the applicable intermediaries are described under "Sales Charge Waivers and Discounts Available Through Intermediaries" in Appendix B to this prospectus. Your financial advisor or Shareholder Services can answer questions and help you determine if you are eligible for any of the sales charge waivers.


CLASS A NAV SALES. Class A shares may be sold at net asset value without a sales charge to:


(1) investors investing $250,000 or more, either as a lump sum or through the sales charge reduction features referred to above (collectively, the Large Order NAV Purchase Privilege). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available. Purchases pursuant to the Large Order NAV Purchase Privilege may be subject to a CDSC of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months. The CDSC is waived under certain circumstances (see below);


(2)    a current or former director or trustee of Deutsche mutual funds;


(3) an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank AG or its affiliates or of a subadvisor to any fund in the Deutsche funds or of a broker-dealer authorized to sell shares of a fund or service agents of a fund;




                                       22
PROSPECTUS December 1, 2017                             Investing in the Funds

(4) certain professionals who assist in the promotion of Deutsche funds pursuant to personal services contracts with DDI, for themselves or immediate members of their families;


(5) any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (2) and (3);


(6) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;


(7) selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of a Deutsche fund for their clients pursuant to an agreement with DDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in fund shares qualify;


(8) unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;


(9) persons who purchase such shares through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by DDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by a fund;


(10) financial service firms that have entered into an agreement with DDI to offer Class A shares through a no-load network, platform or self-directed brokerage account that may or may not charge transaction fees to their clients. Refer to the section entitled "Sales Charge Waivers and Discounts Available Through Intermediaries" in Appendix B to this prospectus for information about available sales charge waivers through certain intermediaries;


(11) Deutsche AM/Ascensus 403(b) Plans established prior to October 1, 2003, provided that the Deutsche AM/Ascensus 403(b) Plan is a participant-directed plan that has not less than 200 eligible employees;


(12) Employer-sponsored retirement plans that are maintained by a fund at an omnibus level or are part of retirement plans or platforms offered by banks, broker-dealers, financial advisors or insurance companies or serviced by retirement recordkeepers (each, an "Employer-Sponsored Retirement Plan"). For purposes of this sales charge waiver, the term "Employer-Sponsored Retirement Plan" includes 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans, but does not include SEP IRAs, SIMPLE IRAs, or Salary Reduction Simplified Employee Pension Plans (SARSEPs) (each, an "Employer-Sponsored IRA");


In addition, Class A shares may be sold at net asset value without a sales charge in connection with:


(13) the acquisition of assets or merger or consolidation with another investment company, and under other circumstances deemed appropriate by DDI and consistent with regulatory requirements;


(14) a direct "roll over" of a distribution from a Deutsche AM/Ascensus 403(b) Plan or from participants in employer sponsored employee benefit plans maintained on the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance between ADP, Inc. and DDI and its affiliates into a Deutsche AM IRA;


(15)   reinvestment of fund dividends and distributions;


(16) exchanging an investment in Class A shares of another fund in the Deutsche funds for an investment in a fund; and


(17) exchanging an investment in Class C shares of the fund for an investment in Class A shares of the same fund pursuant to one of the exchange privileges described in the prospectus.


Class A shares also may be purchased at net asset value without a sales charge in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and has expired for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in




                                       23
PROSPECTUS December 1, 2017                             Investing in the Funds
connection with the aforementioned court proceeding. For sales of fund shares at net asset value pursuant to this privilege, DDI may in its discretion pay dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by DDI. The privilege of purchasing Class A shares of a fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

The Class A CDSC for shares purchased through the Large Order NAV Purchase Privilege will be waived in the event of:


(1) redemptions by a participant-directed qualified retirement plan described in Internal Revenue Code of 1986, as amended (Code) Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district;


(2) redemptions by (i) employer-sponsored employee benefit plans using the subaccount record keeping system made available through ADP, Inc. under an alliance between ADP, Inc. and DDI and its affiliates; or (ii) Deutsche AM/Ascensus 403(b) Plans;


(3) redemption of shares of a shareholder (including a registered joint owner) who has died;


(4) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);


(5) redemptions under a fund's Systematic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and


(6) redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans.


In addition, certain intermediaries may provide different CDSC waivers. These waivers and the applicable intermediaries are described under "Sales Charge Waivers and Discounts Available Through Intermediaries" in Appendix B to this prospectus.



CLASS C SHARES

Class C shares may appeal to investors who aren't certain of their investment time horizon.


With Class C shares, you pay no up-front sales charge to a fund. Class C shares have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because of the distribution fee, the annual expenses for Class C shares are higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).


Class C shares have a CDSC, but only on shares you sell within one year of buying them:



YEAR AFTER YOU BOUGHT SHARES    CDSC ON SHARES YOU SELL
-----------------------------  ------------------------
First year                     1.00%
------------------------------ ----
Second year and later                             None
------------------------------                    ----


This CDSC is waived under certain circumstances described below.


(1) redemptions by (i) employer-sponsored employee benefit plans using the subaccount record keeping system made available through ADP, Inc. under an alliance between ADP, Inc. and DDI and its affiliates; or (ii) Deutsche AM/Ascensus 403(b) Plans;


(2) redemption of shares of a shareholder (including a registered joint owner) who has died;


(3) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);


(4) redemptions under a fund's Systematic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account;


(5) redemption of shares by an employer-sponsored employee benefit plan that offers funds in addition to Deutsche funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly;


(6) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus recordkeeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly;


(7) redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(2)(A)(iv) prior to age 59 1/2; and


(8) redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Deutsche AM IRA accounts).




                                       24
PROSPECTUS December 1, 2017                             Investing in the Funds

Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible for a CDSC waiver. In addition, certain intermediaries may provide different CDSC waivers. These waivers and the applicable intermediaries are described under "Sales Charge Waivers and Discounts Available Through Intermediaries" in Appendix B to this prospectus.



While Class C shares do not have an up-front sales charge, their higher annual expenses mean that, over the years, you could end up paying more than the equivalent of the maximum allowable up-front sales charge.


Orders to purchase Class C shares in excess of $250,000 will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans.



Shareholders who have held their Class C shares for 10 years or more may request an exchange of their Class C shares for Class A shares in the same fund. No sales charges or other charges will apply to any such exchanges. You may be asked by your financial advisor or Shareholder Services for certain documents to verify your eligibility for this exchange privilege. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the exchange of Class C shares for Class A shares in the same fund.



CLASS S SHARES

Class S shares have no initial sales charge, deferred sales charge or 12b-1 fees.


Class S shares are principally available to new investors through fee-based programs of investment dealers that have special agreements with each fund's distributor, through certain group retirement plans and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.


ELIGIBILITY REQUIREMENTS. Class S shares of a fund are offered at net asset value without a sales charge to certain eligible investors as described below. The following investors may purchase Class S shares of Deutsche funds either
(i) directly from DDI, each fund's principal underwriter; or (ii) through an intermediary relationship with a financial services firm established with respect to the Deutsche funds as of December 31, 2004:

o Existing shareholders of Class S shares of any Deutsche fund and household members residing at the same address may purchase Class S shares of such fund and may open new individual accounts for Class S shares of any Deutsche fund. (This provision applies to persons who in the future become Class S shareholders under one of the eligibility provisions in this paragraph but is not applicable to investors or participants holding Class S shares through the fee-based, retirement or other programs or plans referred to in the next paragraph unless otherwise provided below.)



o A person who certifies that they are a participant in a "Deutsche AM retirement plan" may purchase Class S shares apart from the participant's plan. For this purpose, a Deutsche AM retirement plan is defined as (i) an employer sponsored employee benefit plan made available through ADP, Inc. and/or its affiliates under an alliance between ADP, Inc. and Deutsche Asset Management or its affiliates; or (ii) a 403(b) plan for which Ascensus, Inc. provides recordkeeping services and Deutsche AM Trust Company acts as the custodian.


o A person who certifies that they are a participant who owns Class S shares of any Deutsche fund through a retirement, employee stock, bonus, pension or profit sharing plan may purchase Class S shares apart from the participant's plan.

o Any participant in any employer sponsored retirement, employee stock, bonus, pension or profit sharing plan may purchase Class S shares in connection with a rollover of a distribution from a plan to a Deutsche AM IRA made through a rollover facilitator having a relationship with Deutsche Asset Management.

o Any person that has an existing account with Deutsche Bank Wealth Management ("Deutsche Bank WM") but who no longer meets the eligibility requirements to maintain an account with Deutsche Bank WM may open a new account in Class S shares of any Deutsche fund.

o Class S shares are available to accounts managed by the Advisor, any advisory products offered by the Advisor or DDI and to funds-of-funds managed by the Advisor or its affiliates.

o A person who certifies that they are a former employee of the Advisor or one of its affiliates may purchase Class S shares in connection with a rollover of a distribution from a Deutsche Bank employee benefit plan to a Deutsche AM IRA.

   o Fund Board Members and their family members and full-time employees of the Advisor and its affiliates and their family members may purchase Class S shares.

The following additional investors may purchase Class S shares of Deutsche funds in connection with certain programs or plans.

o Broker-dealers, banks and registered investment advisors ("RIAs") in connection with a comprehensive or "wrap" fee program or other fee-based program.

o Any group retirement, employee stock, bonus, pension or profit-sharing plans.

o Plans administered as college savings plans under Section 529 of the Internal Revenue Code.

o Persons who purchase shares through a Health Savings Account or a Voluntary Employees' Benefit Association ("VEBA") Trust.

DDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.



                                       25
PROSPECTUS December 1, 2017                             Investing in the Funds

 BUYING, EXCHANGING AND SELLING CLASS A,

     CLASS C AND CLASS S SHARES
TO CONTACT DEUTSCHE ASSET MANAGEMENT


BY PHONE

(800) 728-3337


BY MAIL


TYPE               ADDRESS
-----------------  ---------------------------
EXPEDITED MAIL
  All Requests     Deutsche Asset Management
-----------------
                   210 West 10th Street
                   Kansas City, MO 64105-1614
                   ---------------------------
REGULAR MAIL
  New Accounts     Deutsche Asset Management
                   P.O. Box 219356
                   Kansas City, MO 64121-9356
  Additional       Deutsche Asset Management
  Investments      P.O. Box 219154
                   Kansas City, MO 64121-9154
  Exchanges and    Deutsche Asset Management
  Redemptions      P.O. Box 219557
                   Kansas City, MO 64121-9557



     HOW TO BUY SHARES
Please note that your account cannot be opened until we receive a completed account application.


MINIMUM INITIAL INVESTMENT ($)


                                        AUTOMATIC
                              UGMAS/   INVESTMENT
         NON-IRA      IRAS     UTMAS        PLANS
       ---------  --------  --------  -----------
A C     1,000       500      1,000         500
-----   -----       ---      -----         ---
S       2,500     1,000      1,000       1,000
-----   -----     -----      -----       -----

For participants in all group retirement plans, and in certain fee-based and wrap programs approved by the Advisor, there is no minimum initial investment and no minimum additional investment for Class A, C and S shares. For Section 529 college savings plans, there is no minimum initial investment and no minimum additional investment for Class S shares. The minimum additional investment in all other instances is $50.


THROUGH A FINANCIAL ADVISOR

Contact your financial advisor to obtain a new account application or for instructions about how to set up a new account. Your financial advisor can also assist with making additional investments into an existing account.


BY MAIL OR EXPEDITED MAIL

To establish an account, simply complete the appropriate application and mail it to the address provided on the form. With your application, include your check made payable to "Deutsche Asset Management" for the required initial minimum investment for the share class you have selected.


Once your account is established, to make additional investments, send a check made payable to "Deutsche Asset Management" and an investment slip to the appropriate address. If you do not have an investment slip, include a letter with your name, account number, the full fund name and share class, and your investment instructions. If your check fails to clear, the fund has the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred.


BY AUTOMATIC INVESTMENT PLAN

If you wish to take advantage of the lower initial investment minimums by establishing an Automatic Investment Plan, make sure to complete that section on the new account application and attach a voided check for the bank account from which the funds will be drawn. Subsequent investments are made automatically from the shareholder's account at a bank, savings and loan or credit union into the shareholder's fund account. The maximum Automatic Investment Plan investment is $250,000. Termination by a shareholder will become effective within thirty days after Deutsche Asset Management has received the request. Each fund may immediately terminate a shareholder's Automatic Investment Plan in the event that any item is unpaid by the shareholder's financial institution.


OTHER WAYS TO BUY SHARES


The following privileges must be established on your account before an investment request is made. This can either be done by completing the applicable section(s) on the new account application or by contacting a customer service representative for instructions.



BY PHONE USING QUICKBUY (FOR ADDITIONAL INVESTMENTS ONLY). Call Deutsche Asset Management and use our automated system to place your QuickBuy purchase using the Automated Clearing House system (ACH) or choose to be transferred to a customer service representative to complete your request. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum.


ON THE INTERNET (FOR ADDITIONAL INVESTMENTS ONLY). Register at deutschefunds.com to set up on-line access to your account(s), or log in to the Web site if you have previously registered. Follow the instructions on the Web site to request a purchase with money from the bank account you have established on your Deutsche fund account(s).



                                       26
PROSPECTUS December 1, 2017                             Investing in the Funds

     HOW TO EXCHANGE SHARES

REQUIREMENTS AND LIMITS


CLASS   EXCHANGING INTO ANOTHER FUND ($)
------- -----------------------------------------------
A C     1,000 minimum into new non-IRA accounts per
-------
        fund
        500 minimum into new IRA accounts per fund
        50 minimum into all existing accounts per fund
        -----------------------------------------------
S       2,500 minimum into new non-IRA accounts per
-------
        fund
        1,000 minimum into new IRA and UTMA/UGMA
        accounts per fund
        50 minimum into all existing accounts per fund
        -----------------------------------------------


Exchanges between funds are allowed between like share classes. Class A shares may also be exchanged with the following money market fund shares as described in each applicable prospectus: Deutsche Government & Agency Securities Portfolio - Deutsche Government & Agency Money Fund shares, Deutsche Tax-Exempt Portfolio - Deutsche Tax-Exempt Money Fund shares or Deutsche Money Market Primes Series - Deutsche Money Market Fund shares.



THROUGH A FINANCIAL ADVISOR

In addition to what is detailed below, your financial advisor can assist you with exchanging shares. Please contact your financial advisor using the method that is most convenient for you.


BY PHONE

Call Deutsche Asset Management and use our automated system to place your exchange or choose to be transferred to a customer service representative to complete your request. For accounts with $5,000 or more, you may also establish a Systematic Exchange Plan of a minimum of $50 to another Deutsche fund on a regular basis. A representative can assist you with establishing this privilege.


ON THE INTERNET

Register at deutschefunds.com to set up on-line access to your account(s), or log in to the Web site if you have previously registered. Follow the instructions on the Web site to request an exchange to another Deutsche fund.


BY MAIL OR EXPEDITED MAIL

Write a letter that includes the following information: the name(s) of all owners and address as they appear on your account, the fund name, share class, and account number from which you want to exchange, the dollar amount or number of shares you wish to exchange, and the name of the fund into which you want to exchange. Also include a daytime telephone number if we have any questions. All owners should sign the letter and it should be mailed to the appropriate address for exchanges and redemptions.



     HOW TO SELL SHARES

REQUIREMENTS AND LIMITS


CLASS   SELLING SHARES ($)
------- --------------------------------------------
A C     Check redemption:
-------
        Up to 100,000. More than 100,000 see
        "Signature Guarantee"
        QuickSell to your bank: Minimum 50, maximum
        250,000
        Wire redemption to your bank: Minimum 1,000
        --------------------------------------------
S       Same as Classes A and C
------- --------------------------------------------

THROUGH A FINANCIAL ADVISOR

In addition to what is detailed below, your financial advisor can assist you with selling shares. Please contact your financial advisor using the method that is most convenient for you.


BY PHONE

Call Deutsche Asset Management and use our automated system or choose to be transferred to a customer service representative to complete your request. You may request a check for the redemption amount sent to the address on the account. You may elect overnight delivery of your check for a $20 fee ($25 for Saturday delivery), which will be paid by redeeming a portion of your shares equal to the amount of the fee. Overnight delivery is not available to a P.O. Box.



BY MAIL OR EXPEDITED MAIL

Write a letter that includes the following information: the name(s) of all owners and address as they appear on your account, the fund name, share class, and account number from which you want to sell shares, the dollar amount or number of shares you wish to sell, and a daytime telephone number if we have questions. All owners should sign the letter and it should be mailed to the appropriate address. You may elect overnight delivery of your check for a $20 fee ($25 for Saturday delivery), which will be paid by redeeming a portion of your shares equal to the amount of the fee. Overnight delivery is not available to a P.O. Box.


Some redemptions can only be ordered in writing with a Medallion Signature Guarantee. For more information, please contact Deutsche Asset Management (see phone number on the back cover).



OTHER WAYS TO SELL SHARES


The following privileges must be established on your account before a redemption request is made. This can either be done by completing the applicable section(s) on the new account application when you establish your account or by contacting a customer service representative for instructions. Depending on the method you choose to request these redemptions, different transaction maximums may apply.




                                       27
PROSPECTUS December 1, 2017                             Investing in the Funds

BY PHONE USING QUICKSELL. Call Deutsche Asset Management and use our automated system to request a QuickSell redemption or choose to be transferred to a customer service representative (see table for applicable minimum and maximum amounts). The proceeds are sent via the Automated Clearing House system (ACH) to your bank. Transactions generally take two to three days to be completed. For accounts with $5,000 or more, you may also establish a Systematic Withdrawal Plan of a minimum of $50 to be sent on a regular basis as you direct. The $5,000 value does not apply to IRA accounts.


ON THE INTERNET. Register at deutschefunds.com to set up on-line access to your account(s), or log in to the Web site if you have previously registered. Follow the instructions on the Web site to request a redemption from your account using the desired method from your available options.



BY WIRE. You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial advisor or bank upon receipt of a duly authorized redemption request. For your protection, you may not change the destination bank account over the phone. To sell by wire, call Deutsche Asset Management and either use the automated system or speak with a customer service representative to request your redemption. After you inform us of the amount of your redemption, you will receive a trade confirmation number. We must receive your order by 4:00 p.m. Eastern time to wire to your account the next business day.




FINANCIAL INTERMEDIARY SUPPORT PAYMENTS



The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of each fund, any record keeping/sub-transfer agency/

networking fees payable by each fund (generally through the Distributor or an affiliate) and/or the Distributor or Advisor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing a fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support. In addition, revenue sharing payments may consist of the Distributor's and/or its affiliates' payment or reimbursement of ticket charges that would otherwise be assessed by a financial advisor on an investor's fund transactions.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of Deutsche fund shares or the retention and/or servicing of investors to financial advisors in amounts that generally range from 0.01% up to 0.52% of assets of each fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of each fund attributable to the financial advisor, a flat fee of up to $143,750, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of each fund or of any particular share class of each fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of each fund. Additional information regarding these revenue sharing payments is included in each fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).



The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both Deutsche funds and non-Deutsche funds by financial advisors to retirement plans that obtain



                                       28
PROSPECTUS December 1, 2017                             Investing in the Funds
recordkeeping services from ADP, Inc. or to 403(b) plans that obtain recordkeeping services from Ascensus, Inc. on the Deutsche AM-branded retirement plan platform (the "Platform"). The level of revenue sharing payments is based upon sales of both the Deutsche funds and the non-Deutsche funds by the financial advisor on the Platform or current assets of both the Deutsche funds and the non-Deutsche funds serviced and maintained by the financial advisor on the Platform.


It is likely that broker-dealers that execute portfolio transactions for each fund will include firms that also sell shares of the Deutsche funds to their customers. However, the Advisor will not consider sales of Deutsche fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Deutsche funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of Deutsche fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for each fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



POLICIES YOU SHOULD KNOW ABOUT


Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.


If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described in this prospectus. Please note that a financial advisor or other intermediary may charge fees separate from those charged by a fund and may be compensated by a fund.



POLICIES ABOUT TRANSACTIONS


EACH FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.


In accordance with requirements under anti-money laundering regulations, we may request additional information and/or documents to verify your identity. This information includes, but is not limited to, your name, address, date of birth and other identifying documentation. If after reasonable effort we are unable to obtain this information to verify your identity, in accordance with federal regulations, within the time frames established by each fund, we will provide you with written notification and we may reject your application and order.


Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." The specific requirements for good order depend on the type of account and transaction and the method of purchase. Contact Deutsche Asset Management if you have any questions. After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the share price next calculated.



In the exercise of its sole discretion, each fund at any time may, without prior notice, refuse, cancel, limit or rescind any purchase; cancel or rescind any purchase order placed through a financial intermediary no later than the business day after the order is received by the financial intermediary; freeze account activity; and/or involuntarily redeem and close an existing account. Specifically, each fund reserves the right to involuntarily redeem an account
(i) in case of actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or
(ii) if the account owner fails to provide legally required information, including information and/or documentation related to identity verification, to each fund. Each fund is not required to provide justification to a potential or existing shareholder for taking any such action. Please be advised that if each fund involuntarily redeems and closes your account, under tax laws, you may be required to recognize a gain or a loss or otherwise incur tax consequences.



With certain limited exceptions, only US residents may invest in each fund.


Because orders placed through a financial advisor must be forwarded to the transfer agent, you'll need to allow extra time for your order to be processed. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.


SUB-MINIMUM BALANCES FOR CLASS A AND C. Each fund may close your account and send you the proceeds if your balance falls below $1,000 ($500 for accounts with an Automatic Investment Plan funded with $50 or more per month in subsequent investments), or below $250 for retirement accounts. We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in Deutsche fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).



                                       29
PROSPECTUS December 1, 2017                             Investing in the Funds

SUB-MINIMUM BALANCES FOR CLASS S. Each fund may close your account and send you the proceeds if your balance falls below $2,500 ($1,000 with an Automatic Investment Plan funded with $50 or more per month in subsequent investments); or below $250 for retirement accounts. We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in Deutsche fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).


ACCOUNT MAINTENANCE FEE FOR CLASSES A, C AND S. Each fund charges a $20 account maintenance fee for each fund account that has a balance below $10,000. Except as otherwise noted below, fund accounts are not aggregated by share class or fund. The assessment will occur once per calendar year and may be assessed through the automatic redemption of fund shares in your account. The fee will be assessed on each fund account that falls below the minimum for any reason, including market value fluctuations, redemptions or exchanges.


The account maintenance fee will not apply to: (i) accounts with an automatic investment plan; (ii) accounts held in an omnibus account through a financial services firm; (iii) accounts maintained on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor; (iv) participant level accounts in group retirement plans held on the records of a retirement plan record keeper; (v) accounts held by shareholders who maintain $50,000 or more in aggregate assets in Deutsche fund shares; (vi) shareholders who consent to electronic delivery for all documents (which include statements, prospectuses, annual and semi-annual reports, and other materials), except for tax forms; (vii) Uniform Gift to Minors (UGMA) and Uniform Transfer to Minors (UTMA) accounts; (viii) Coverdell Education Savings Account (ESA) accounts; and (ix) IRA accounts for shareholders beginning in the year in which they turn age 70 1/2. You may elect to receive electronic delivery of Deutsche fund materials by registering on deutschefunds.com or by calling the telephone number on the back cover.


OVERNIGHT DELIVERY OF DEUTSCHE FUND MATERIALS. You may request to receive a paper copy of any Deutsche fund materials via overnight delivery by calling the telephone number on the back cover. If you request an overnight delivery you will be charged a $20 fee ($25 for Saturday delivery) for each request, which will be paid by redeeming a portion of your shares equal to the amount of the fee. Overnight delivery is not available to a P.O. Box.


MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of a fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if a fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a fund (e.g., "time zone arbitrage"). Each fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.



Each fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, a fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to a fund. Each fund, through its Advisor and transfer agent, will monitor changes in investment direction (CID) by a shareholder within a fund. A CID is a transaction opposite to the prior transaction, which can be a purchase, redemption or exchange. Each fund may take other trading activity into account if a fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.


Shareholders are limited to four roundtrip transactions in the same Deutsche fund (excluding money market funds) over a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. Shareholders with four or more roundtrip transactions in the same Deutsche fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that Deutsche fund for 12 months. Each fund reserves the right to extend or maintain a block beyond 12 months if it deems that the shareholder's activity was harmful to the fund, or that the pattern of activity suggests a pattern of abuse. The rights of a shareholder to redeem shares of a Deutsche fund are not affected by the four roundtrip transaction limitation.



Each fund may make exceptions to the roundtrip transaction policy for certain types of transactions if, in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to a fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by a fund or administrator and transactions by certain qualified funds-of-funds.



                                       30
PROSPECTUS December 1, 2017                             Investing in the Funds

In certain circumstances where shareholders hold shares of a fund through a financial intermediary, a fund may rely upon the financial intermediary's policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of a fund. A financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the Deutsche funds' policy, may permit certain transactions not permitted by the Deutsche funds' policies, or prohibit transactions not subject to the Deutsche funds' policies.


The Advisor may also accept undertakings from a financial intermediary to enforce short-term or excessive trading policies on behalf of a fund that provide a substantially similar level of protection for each fund against such transactions. For example, certain financial intermediaries may have contractual, legal or operational restrictions that prevent them from blocking an account. In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.



In addition, if a fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a fund. (See "How each Fund Calculates Share Price.")



There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The Advisor reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in a fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.


Each fund's market timing policies and procedures may be modified or terminated at any time.


THE AUTOMATED INFORMATION LINE is available 24 hours a day by calling Deutsche Asset Management at the phone number on the back cover. You can use our automated phone service to get information on Deutsche funds generally and on accounts held directly at Deutsche Asset Management. You can also use this service to request share transactions.


TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are automatically entitled to telephone redemption and exchange privileges, but you may elect not to have them when you open your account or by calling the appropriate phone number on the back cover.


Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personal security information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.


EACH FUND DOES NOT ISSUE SHARE CERTIFICATES. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.


WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. Each fund can only send wires of $1,000 or more and accept wires of $50 or more.


EACH FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by a check drawn on a US bank, a bank or Federal Funds wire transfer or an electronic bank transfer. Each fund does not accept third party checks. A third party check is a check made payable to one or more parties and offered as payment to one or more other parties (e.g., a check made payable to you that you offer as payment to someone else). Checks should be payable to Deutsche Asset Management and drawn by you or a financial institution on your behalf with your name or account number included with the check. If you pay for shares by check and the check fails to clear, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees each fund or its agents have incurred.


SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and have your signature guaranteed. However, if you want money transferred electronically to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.



                                       31
PROSPECTUS December 1, 2017                             Investing in the Funds

A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. Deutsche Asset Management accepts Medallion Signature Guarantees, which can be obtained from an eligible guarantor. Eligible guarantor institutions include commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. A notarized document cannot be accepted in lieu of a signature guarantee.


SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call Deutsche Asset Management (see phone number on the back cover) or contact your financial advisor for more information.



WHEN YOU SELL SHARES THAT HAVE A CDSC, the CDSC is based on the original purchase cost or current market value of the shares sold, whichever is less. In processing orders to sell shares, the shares with the lowest CDSC are sold first. For each investment you make, we use the first day of the month in which you bought shares to calculate a CDSC on that particular investment. A CDSC is not imposed when you exchange from one fund into another, however, shares of the fund acquired in an exchange that were subject to a CDSC at the time of the exchange will continue to be subject to the CDSC schedule of the shares of the fund you originally purchased.


IF YOU SELL SHARES IN A DEUTSCHE FUND FOR WHICH YOU PAID A SALES CHARGE AND THEN DECIDE TO INVEST WITH DEUTSCHE ASSET MANAGEMENT AGAIN WITHIN SIX MONTHS, you may be able to take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a Deutsche fund at its current net asset value and, for purposes of a sales charge, it will be treated as if it had never left Deutsche Asset Management (this may result in a tax liability for federal income tax purposes). You'll be reimbursed (in the form of fund shares by the Distributor) for any CDSC you paid when you sold shares in a Deutsche fund. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date.



You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.



CLASS A TO CLASS S IN THE SAME FUND EXCHANGE PRIVILEGE. Investors who have invested in Class A shares through a comprehensive or "wrap" fee program or other fee-based program sponsored by a broker-dealer, bank or registered investment adviser or who are transferring to such a program may become eligible to invest in Class S shares. Subject to the discretion of the Distributor, such shareholders may exchange their Class A shares for Class S shares of equal aggregate value of the same fund. No sales charges or other charges will apply to any such exchanges. Investors should contact their selling and/or servicing agents to learn more about the details of this exchange feature. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the exchange of Class A shares of a fund for Class S shares of the same fund.


CLASS A OR CLASS C TO CLASS T IN THE SAME FUND EXCHANGE PRIVILEGE (IF CLASS T SHARES ARE AVAILABLE FOR A FUND). Investors who have invested in Class A or Class C shares through a broker-dealer or other financial intermediary, bank or registered investment adviser may become eligible to invest in Class T shares. Subject to the discretion of the Distributor, such shareholders may exchange their Class A or Class C shares for Class T shares of equal aggregate value of the same fund. No sales charges or other charges will apply to any such exchanges. Exchanges under this privilege will be processed only in instances where the accounts are not currently subject to a CDSC and only as part of a pre-arranged, multiple-client transaction through the particular financial services firm where the Class T shares are available. Investors should contact their selling and/or servicing agents to learn more about the details of this exchange feature. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the exchange of Class A or Class C shares of a fund for Class T shares of the same fund. Financial intermediaries may have their own policies and procedures about exchanges into Class T.


CLASS C TO CLASS A OR CLASS S IN THE SAME FUND EXCHANGE PRIVILEGE. Investors who either (i) have invested in Class C shares through a comprehensive or "wrap" fee program or other fee-based program sponsored by a broker-dealer, bank or registered investment adviser or (ii) have invested in Class C shares and are in the process of transferring their shares to such a program may potentially become eligible to invest in either Class A shares or Class S shares by reason of their participation in such a program. In addition, investors who have invested in Class C shares as part of an Employer-Sponsored Retirement Plan or an Employer-Sponsored IRA may potentially become eligible to invest in Class A shares by reason of their investment in such Employer-Sponsored Retirement Plan or Employer-Sponsored IRA. In such event, subject to the discretion of the Distributor and the limitations noted below, such shareholders may exchange their Class C shares for Class A shares or Class S shares (as applicable) of equal aggregate value of the same fund. No sales charges or other charges will apply to any such exchange. Exchanges under this privilege will generally be processed only in instances where the accounts are not currently subject to a CDSC and only as part of a pre-arranged, multiple-client transaction through the particular financial services firm offering the comprehensive or wrap program or other fee-based program or involving the Employer-Sponsored Retirement Plan or Employer-Sponsored IRA where the Class A shares or Class S shares (as applicable) are available. DDI may agree with financial intermediaries to allow this exchange privilege for accounts currently




                                       32
PROSPECTUS December 1, 2017                             Investing in the Funds
subject to a CDSC and outside of pre-arranged, multiple-client transactions. In such situations, the financial intermediary may reimburse DDI for a portion of any CDSC that DDI would have otherwise collected on the transaction or a portion of the distribution fees previously advanced by DDI to the financial intermediary in connection with the initial sale of the Class C shares. Investors should contact their selling and/or servicing agents to learn more about the details of this exchange feature. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the exchange of Class C shares of a fund for Class A shares or Class S shares of the same fund.

MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), regardless of the method of payment (e.g. check, wire, ACH) although it could be delayed for up to seven days. There are circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check or ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes (e.g., redemption proceeds by wire) may also be delayed or unavailable when you are selling shares recently purchased or in the event of the closing of the Federal Reserve wire payment system.


Redemptions will generally be in the form of cash, though a fund reserves the right to redeem in kind (as described under "Other Rights We Reserve"). Each fund typically expects to satisfy redemption requests by using available cash or by selling portfolio securities if available cash is not sufficient to meet redemptions. Each fund may utilize an existing line of credit, for temporary coverage in the event of a cash shortfall. Each fund may also utilize inter-fund lending, though such use is expected to be rare. Each fund may use any of these methods of satisfying redemption requests under normal or stressed market conditions. During periods of distressed market conditions, when a significant portion of a fund's portfolio may be comprised of less-liquid investments, a fund may be more likely to pay redemption proceeds by giving you securities.


Each fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the 1940 Act. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) the SEC determines that trading on the New York Stock Exchange is restricted; 3) the SEC determines that an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of a fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by each fund, please see "Other Rights We Reserve."




HOW EACH FUND CALCULATES SHARE PRICE


To calculate net asset value, or NAV, each share class uses the following equation:



        TOTAL          TOTAL                 TOTAL NUMBER OF
               -                                               =    NAV
                                       /
  (                               )
       ASSETS       LIABILITIES            SHARES OUTSTANDING

The price at which you buy shares is based on the NAV per share calculated after the order is received and accepted by the transfer agent, although for Class A shares it will be adjusted to allow for any applicable sales charge (see "Choosing a Share Class"). The price at which you sell shares is also based on the NAV per share calculated after the order is received and accepted by the transfer agent, although a CDSC may be taken out of the proceeds (see "Choosing a Share Class"). To obtain the fund's most recent share price, go to deutschefunds.com (the Web site does not form a part of this prospectus) or call the phone number included in this prospectus.


WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.



OTHER RIGHTS WE RESERVE


You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions and redemption proceeds if we have been notified by the Internal Revenue Service that you are subject to backup withholding, if you fail to provide us with the correct taxpayer ID number and certain certifications, including certification that you are not subject to backup withholding, or if you are otherwise subject to withholding



                                       33
PROSPECTUS December 1, 2017                             Investing in the Funds

o reject a new account application if you don't provide any required or requested identifying information, or for any other reason

o refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a fund's best interests or when a fund is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charge or CDSC); you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability


o pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which are subject to market risk until sold, may incur taxes and typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; a fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less


o change, add or withdraw various services, fees and account policies (for example, we may adjust a fund's investment minimums at any time)



UNDERSTANDING DISTRIBUTIONS AND TAXES


Each fund intends to distribute to its shareholders virtually all of its net earnings. Each fund can earn money in two ways: by receiving interest, dividends or other income from investments it holds and by selling investments for more than it paid for them. (Each fund's earnings are separate from any gains or losses stemming from your own purchase and sale of fund shares.) Each fund may not always pay a dividend or other distribution for a given period.


INCOME DIVIDENDS ARE DECLARED DAILY AND PAID MONTHLY. Short-term and long-term capital gains are distributed in November or December. Each fund may distribute at other times as needed.


Dividends declared and payable to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received by shareholders and paid by the fund on December 31 of that year, if such dividends are actually paid in January of the following year.


Income distributions that are properly designated as exempt-interest dividends will not be subject to regular federal income tax, but they may be subject to the federal individual and corporate alternative minimum taxes.


YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND OTHER DISTRIBUTIONS. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without a sales charge (if applicable). Dividends and distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares.


BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE FEDERAL INCOME TAX CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale. In addition, if shares are redeemed to pay any account fees (e.g., an account maintenance fee), you may incur a tax liability.


Each fund intends to distribute tax-exempt interest as exempt-interest dividends, which are generally excluded from gross income for regular federal income tax purposes, but may be subject to alternative minimum tax and state and local income taxes. Distributions from other sources, if any, would be taxable as described below.


Dividends from each fund are generally tax-free for most shareholders, meaning that investors who are individuals can receive them without incurring federal and (for some investors) state and local income tax liability. However, there are a few exceptions:


o a portion of a fund's dividends may be taxable if it came from investments in taxable securities or tax-exempt market discount bonds;

o because a fund can invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax (AMT), you may owe taxes on a portion of your dividends if you are among those investors who must pay AMT. In addition, if you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in a fund may have on the federal taxation of your benefits; and

o  capital gains distributions may be taxable.


THE FEDERAL INCOME TAX STATUS of a fund's earnings you receive and transactions involving your shares generally depends on their type:



                                       34
PROSPECTUS December 1, 2017                             Investing in the Funds

GENERALLY TAXED AT NET CAPITAL          GENERALLY TAXED AT ORDINARY
GAIN RATES:                             INCOME RATES:
 FUND DISTRIBUTIONS
 o    gains from the sale of securi-     o gains from the sale of securi-
      ties held (or treated as held)       ties held (or treated as held)
      by a fund for more than one          by a fund for one year or less
      year                               o all other taxable income
 o    qualified dividend income            (except for tax-exempt
                                           interest income)
 TRANSACTIONS INVOLVING FUND
 SHARES
 o    gains from selling fund            o gains from selling fund
      shares held for more than            shares held for one year or
      one year                             less


ANY DIRECT INVESTMENTS IN FOREIGN SECURITIES BY A FUND MAY BE SUBJECT TO FOREIGN WITHHOLDING TAXES. In that case, a fund's yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by a fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in a fund through a taxable account, your after-tax return could be negatively affected.


Investments in certain debt obligations or other securities may cause a fund to recognize income in excess of the cash generated by them. Thus, a fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


Each fund's use of derivatives, if any, may affect the amount, timing and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.


Distributions to individuals and other noncorporate shareholders of investment income reported by a fund as derived from qualified dividend income are eligible for taxation for federal income tax purposes at the more favorable net capital gain rates. Qualified dividend income generally includes dividends received by a fund from domestic and some foreign corporations. It does not include income from investments in debt securities or, generally, from real estate investment trusts. In addition, a fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to a fund's shares for the lower tax rates to apply. The fund does not expect to make distributions that constitute qualified dividend income.


YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION EARLY EACH YEAR. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.


A 3.8% Medicare contribution tax is imposed on the "net investment income" of individuals, estates and trusts to the extent their income exceeds certain threshold amounts. For this purpose, net investment income generally includes taxable dividends, including any capital gain dividends paid by a fund, and net gains recognized on the sale, redemption or exchange of shares of a fund.


IF YOU INVEST RIGHT BEFORE A FUND PAYS A DIVIDEND, you'll be getting some of your investment back as a dividend, which may be taxable to you. You can avoid this by investing after a fund pays a dividend. In tax-advantaged accounts you generally do not need to worry about this.


If a fund's distributions exceed its current and accumulated earnings and profits, the excess will be treated for federal income tax purposes as a tax-free return of capital to the extent of your basis in your shares and thereafter as a capital gain. Because a return of capital distribution reduces the basis of your shares, a return of capital distribution may result in a higher capital gain or a lower capital loss when you sell your shares held in a taxable account.


CORPORATIONS are taxed at the same rates on ordinary income and capital gains but may be eligible for a dividends-received deduction to the extent of the amount of eligible dividends received by a fund from domestic corporations for the taxable year, provided certain holding period and other requirements are met.


Each fund does not expect to make distributions eligible for the corporate dividends received deduction.


Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investment, including any state and local tax consequences.



The above discussion summarizes certain federal income tax consequences for shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US and foreign tax consequences to you of an investment in a fund. For more information, see "Taxes" in the Statement of Additional Information.



                                       35
PROSPECTUS December 1, 2017                             Investing in the Funds

[GRAPHIC APPEARS HERE]





Financial Highlights



The financial highlights are designed to help you understand recent financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with each fund's financial statements, is included in each fund's annual report (see "Shareholder reports" on the back cover).


DEUTSCHE CALIFORNIA TAX-FREE INCOME FUND - CLASS A




                                                                           YEARS ENDED AUGUST 31,
                                                            2017        2016        2015        2014        2013
                                                         ----------  ----------  ----------  ----------  ----------
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $ 7.87      $ 7.65      $ 7.76     $  7.15     $  7.78
-------------------------------------------------------    ------      ------      ------     -------     -------
Income (loss) from investment operations:
  Net investment income(a)                                    .24         .27         .28         .30         .29
-------------------------------------------------------    ------      ------      ------     -------     -------
  Net realized and unrealized gain (loss)                   ( .25)        .22       ( .11)        .61       ( .63)
-------------------------------------------------------    ------      ------      ------     -------     -------
  TOTAL FROM INVESTMENT OPERATIONS                          ( .01)        .49         .17         .91       ( .34)
-------------------------------------------------------    ------      ------      ------     -------     -------
Less distributions from:
  Net investment income                                     ( .24)      ( .27)      ( .28)      ( .30)      ( .29)
-------------------------------------------------------    ------      ------      ------     -------     -------
  Net realized gains                                        ( .00)*     ( .00)*     ( .00)*         -           -
-------------------------------------------------------    ------      ------      ------     -------     -------
  TOTAL DISTRIBUTIONS                                       ( .24)      ( .27)      ( .28)      ( .30)      ( .29)
-------------------------------------------------------    ------      ------      ------     -------     -------
  NET ASSET VALUE, END OF PERIOD                           $ 7.62      $ 7.87      $ 7.65     $  7.76     $  7.15
-------------------------------------------------------    ------      ------      ------     -------     -------
Total Return (%)(b,c)                                       ( .05)       6.60        2.39       12.76       (4.54)
-------------------------------------------------------    ------      ------      ------     -------     -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                        475         562         524         504         498
-------------------------------------------------------    ------      ------      ------     -------     -------
Ratio of expenses before expense reductions (including
interest expense) (%)(d)                                      .89         .92         .90         .93         .91
-------------------------------------------------------    ------      ------      ------     -------     -------
Ratio of expenses after expense reductions (including
  interest
expense) (%)(d)                                               .86         .90         .89         .89         .90
-------------------------------------------------------    ------      ------      ------     -------     -------
Ratio of expenses after expense reductions (excluding
  interest
expense) (%)                                                  .83         .84         .84         .83         .84
-------------------------------------------------------    ------      ------      ------     -------     -------
Ratio of net investment income (%)                           3.18        3.53        3.62        4.03        3.81
-------------------------------------------------------    ------      ------      ------     -------     -------
Portfolio turnover rate (%)                                    49          21          26          47          37
-------------------------------------------------------    ------      ------      ------     -------     -------


(a)        Based on average shares outstanding during the period.
(b)        Total return does not reflect the effect of any sales charges.
(c) Total return would have been lower had certain expenses not been reduced.
(d) Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
*          Amount is less than $.005.

                                       36
PROSPECTUS December 1, 2017                               Financial Highlights

DEUTSCHE CALIFORNIA TAX-FREE INCOME FUND - CLASS C




                                                                           YEARS ENDED AUGUST 31,
                                                            2017        2016        2015        2014        2013
                                                         ----------  ----------  ----------  ----------  ----------
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $ 7.81      $ 7.60      $ 7.70     $  7.10     $  7.73
-------------------------------------------------------    ------      ------      ------     -------     -------
Income (loss) from investment operations:
  Net investment income(a)                                    .18         .21         .22         .24         .24
-------------------------------------------------------    ------      ------      ------     -------     -------
  Net realized and unrealized gain (loss)                   ( .24)        .21       ( .10)        .60       ( .64)
-------------------------------------------------------    ------      ------      ------     -------     -------
  TOTAL FROM INVESTMENT OPERATIONS                          ( .06)        .42         .12         .84       ( .40)
-------------------------------------------------------    ------      ------      ------     -------     -------
Less distributions from:
  Net investment income                                     ( .18)      ( .21)      ( .22)      ( .24)      ( .23)
-------------------------------------------------------    ------      ------      ------     -------     -------
  Net realized gains                                        ( .00)*     ( .00)*     ( .00)*         -           -
-------------------------------------------------------    ------      ------      ------     -------     -------
  TOTAL DISTRIBUTIONS                                       ( .18)      ( .21)      ( .22)      ( .24)      ( .23)
-------------------------------------------------------    ------      ------      ------     -------     -------
  NET ASSET VALUE, END OF PERIOD                           $ 7.57      $ 7.81      $ 7.60     $  7.70     $  7.10
-------------------------------------------------------    ------      ------      ------     -------     -------
Total Return (%)(b,c)                                       ( .69)       5.69        1.61       11.99       (5.30)
-------------------------------------------------------    ------      ------      ------     -------     -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                         43          52          45          43          40
-------------------------------------------------------    ------      ------      ------     -------     -------
Ratio of expenses before expense reductions (including
interest expense) (%)(d)                                     1.67        1.69        1.70        1.70        1.70
-------------------------------------------------------    ------      ------      ------     -------     -------
Ratio of expenses after expense reductions (including
  interest
expense) (%)(d)                                              1.61        1.65        1.64        1.64        1.65
-------------------------------------------------------    ------      ------      ------     -------     -------
Ratio of expenses after expense reductions (excluding
  interest
expense) (%)                                                 1.58        1.59        1.59        1.58        1.59
-------------------------------------------------------    ------      ------      ------     -------     -------
Ratio of net investment income (%)                           2.43        2.77        2.87        3.28        3.06
-------------------------------------------------------    ------      ------      ------     -------     -------
Portfolio turnover rate (%)                                    49          21          26          47          37
-------------------------------------------------------    ------      ------      ------     -------     -------


(a)        Based on average shares outstanding during the period.
(b)        Total return does not reflect the effect of any sales charges.
(c) Total return would have been lower had certain expenses not been reduced.
(d) Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
*          Amount is less than $.005.

                                       37
PROSPECTUS December 1, 2017                               Financial Highlights

DEUTSCHE CALIFORNIA TAX-FREE INCOME FUND - CLASS S




                                                                           YEARS ENDED AUGUST 31,
                                                            2017        2016        2015        2014        2013
                                                         ----------  ----------  ----------  ----------  ----------
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $ 7.85      $ 7.63      $ 7.74     $  7.13     $  7.76
-------------------------------------------------------    ------      ------      ------     -------     -------
Income (loss) from investment operations:
  Net investment income(a)                                    .26         .29         .30         .32         .31
-------------------------------------------------------    ------      ------      ------     -------     -------
  Net realized and unrealized gain (loss)                   ( .25)        .22       ( .11)        .60       ( .63)
-------------------------------------------------------    ------      ------      ------     -------     -------
  TOTAL FROM INVESTMENT OPERATIONS                            .01         .51         .19         .92       ( .32)
-------------------------------------------------------    ------      ------      ------     -------     -------
Less distributions from:
  Net investment income                                     ( .26)      ( .29)      ( .30)      ( .31)      ( .31)
-------------------------------------------------------    ------      ------      ------     -------     -------
  Net realized gains                                        ( .00)*     ( .00)*     ( .00)*         -           -
-------------------------------------------------------    ------      ------      ------     -------     -------
  TOTAL DISTRIBUTIONS                                       ( .26)      ( .29)      ( .30)      ( .31)      ( .31)
-------------------------------------------------------    ------      ------      ------     -------     -------
  NET ASSET VALUE, END OF PERIOD                           $ 7.60      $ 7.85      $ 7.63     $  7.74     $  7.13
-------------------------------------------------------    ------      ------      ------     -------     -------
Total Return (%)(b)                                           .19        6.87        2.50       13.22       (4.32)
-------------------------------------------------------    ------      ------      ------     -------     -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                        487         469         427         436         375
-------------------------------------------------------    ------      ------      ------     -------     -------
Ratio of expenses before expense reductions (including
interest expense) (%)(c)                                      .76         .78         .77         .79         .79
-------------------------------------------------------    ------      ------      ------     -------     -------
Ratio of expenses after expense reductions (including
  interest
expense) (%)(c)                                               .61         .65         .64         .64         .65
-------------------------------------------------------    ------      ------      ------     -------     -------
Ratio of expenses after expense reductions (excluding
  interest
expense) (%)                                                  .58         .59         .59         .58         .59
-------------------------------------------------------    ------      ------      ------     -------     -------
Ratio of net investment income (%)                           3.42        3.77        3.87        4.27        4.06
-------------------------------------------------------    ------      ------      ------     -------     -------
Portfolio turnover rate (%)                                    49          21          26          47          37
-------------------------------------------------------    ------      ------      ------     -------     -------


(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.

(c) Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

*          Amount is less than $.005.

                                       38
PROSPECTUS December 1, 2017                               Financial Highlights

DEUTSCHE NEW YORK TAX-FREE INCOME FUND - CLASS A




                                                                             YEARS ENDED AUGUST 31,
                                                             2017         2016         2015         2014         2013
                                                         -----------  -----------  -----------  -----------  -----------
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $  11.11      $ 10.76      $ 10.93     $  10.29     $  11.31
-------------------------------------------------------   --------      -------      -------     --------     --------
Income (loss) from investment operations:
  Net investment income(a)                                     .34          .38          .39          .43          .41
-------------------------------------------------------   --------      -------      -------     --------     --------
  Net realized and unrealized gain (loss)                   (  .35)         .35       (  .17)         .63       ( 1.02)
-------------------------------------------------------   --------      -------      -------     --------     --------
  TOTAL FROM INVESTMENT OPERATIONS                          (  .01)         .73          .22         1.06       (  .61)
-------------------------------------------------------   --------      -------      -------     --------     --------
Less distributions from:
  Net investment income                                     (  .34)      (  .38)      (  .39)      (  .42)      (  .41)
-------------------------------------------------------   --------      -------      -------     --------     --------
  Net realized gains                                             -       (  .00)*     (  .00)*          -            -
-------------------------------------------------------   --------      -------      -------     --------     --------
  TOTAL DISTRIBUTIONS                                       (  .34)      (  .38)      (  .39)      (  .42)      (  .41)
-------------------------------------------------------   --------      -------      -------     --------     --------
NET ASSET VALUE, END OF PERIOD                            $  10.76      $ 11.11      $ 10.76     $  10.93     $  10.29
-------------------------------------------------------   --------      -------      -------     --------     --------
Total Return (%)(b,c)                                       (  .06)        6.92         2.05        10.49       ( 5.62)
-------------------------------------------------------   --------      -------      -------     --------     --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                         129          141          128          136          126
-------------------------------------------------------   --------      -------      -------     --------     --------
Ratio of expenses before expense reductions (including
interest expense) (%)(d)                                       .96          .96          .95          .97          .94
-------------------------------------------------------   --------      -------      -------     --------     --------
Ratio of expenses after expense reductions (including
  interest
expense) (%)(d)                                                .88          .88          .85          .85          .90
-------------------------------------------------------   --------      -------      -------     --------     --------
Ratio of expenses after expense reductions (excluding
  interest
expense) (%)                                                   .83          .83          .81          .79          .85
-------------------------------------------------------   --------      -------      -------     --------     --------
Ratio of net investment income (%)                            3.15         3.48         3.61         4.03         3.72
-------------------------------------------------------   --------      -------      -------     --------     --------
Portfolio turnover rate (%)                                     42           32           26           26           24
-------------------------------------------------------   --------      -------      -------     --------     --------


(a)        Based on average shares outstanding during the period.

(B)        Total return does not reflect the effect of any sales charges.

(c) Total return would have been lower had certain expenses not been reduced.
(d) Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
*          Amount is less than $.005.

                                       39
PROSPECTUS December 1, 2017                               Financial Highlights

DEUTSCHE NEW YORK TAX-FREE INCOME FUND - CLASS C




                                                                             YEARS ENDED AUGUST 31,
                                                             2017         2016         2015         2014         2013
                                                         -----------  -----------  -----------  -----------  -----------
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $  11.11      $ 10.76      $ 10.92     $  10.28     $  11.31
-------------------------------------------------------   --------      -------      -------     --------     --------
Income (loss) from investment operations:
  Net investment income(a)                                     .26          .30          .31          .35          .33
-------------------------------------------------------   --------      -------      -------     --------     --------
  Net realized and unrealized gain (loss)                   (  .35)         .35       (  .16)         .63       ( 1.04)
-------------------------------------------------------   --------      -------      -------     --------     --------
  TOTAL FROM INVESTMENT OPERATIONS                          (  .09)         .65          .15          .98       (  .71)
-------------------------------------------------------   --------      -------      -------     --------     --------
Less distributions from:
  Net investment income                                     (  .26)      (  .30)      (  .31)      (  .34)      (  .32)
-------------------------------------------------------   --------      -------      -------     --------     --------
  Net realized gains                                             -       (  .00)*     (  .00)*          -            -
-------------------------------------------------------   --------      -------      -------     --------     --------
  TOTAL DISTRIBUTIONS                                       (  .26)      (  .30)      (  .31)      (  .34)      (  .32)
-------------------------------------------------------   --------      -------      -------     --------     --------
NET ASSET VALUE, END OF PERIOD                            $  10.76      $ 11.11      $ 10.76     $  10.92     $  10.28
-------------------------------------------------------   --------      -------      -------     --------     --------
Total Return (%)(b,c)                                       (  .81)        6.12         1.38         9.67       ( 6.41)
-------------------------------------------------------   --------      -------      -------     --------     --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                          19           22           20           19           20
-------------------------------------------------------   --------      -------      -------     --------     --------
Ratio of expenses before expense reductions (including
interest expense) (%)(d)                                      1.75         1.76         1.75         1.77         1.75
-------------------------------------------------------   --------      -------      -------     --------     --------
Ratio of expenses after expense reductions (including
  interest
expense) (%)(d)                                               1.63         1.63         1.60         1.60         1.65
-------------------------------------------------------   --------      -------      -------     --------     --------
Ratio of expenses after expense reductions (excluding
  interest
expense) (%)                                                  1.58         1.58         1.56         1.54         1.60
-------------------------------------------------------   --------      -------      -------     --------     --------
Ratio of net investment income (%)                            2.40         2.73         2.86         3.28         2.98
-------------------------------------------------------   --------      -------      -------     --------     --------
Portfolio turnover rate (%)                                     42           32           26           26           24
-------------------------------------------------------   --------      -------      -------     --------     --------


(a)        Based on average shares outstanding during the period.
(b)        Total return does not reflect the effect of any sales charges.
(c) Total return would have been lower had certain expenses not been reduced.
(d) Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
*          Amount is less than $.005.

                                       40
PROSPECTUS December 1, 2017                               Financial Highlights

DEUTSCHE NEW YORK TAX-FREE INCOME FUND - CLASS S




                                                                             YEARS ENDED AUGUST 31,
                                                             2017         2016         2015         2014         2013
                                                         -----------  -----------  -----------  -----------  -----------
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $  11.11      $ 10.76      $ 10.92     $  10.28     $  11.31
-------------------------------------------------------   --------      -------      -------     --------     --------
Income (loss) from investment operations:
  Net investment income(a)                                     .36          .41          .42          .45          .44
-------------------------------------------------------   --------      -------      -------     --------     --------
  Net realized and unrealized gain (loss)                   (  .35)         .35       (  .16)         .64       ( 1.04)
-------------------------------------------------------   --------      -------      -------     --------     --------
  TOTAL FROM INVESTMENT OPERATIONS                             .01          .76          .26         1.09       (  .60)
-------------------------------------------------------   --------      -------      -------     --------     --------
Less distributions from:
  Net investment income                                     (  .36)      (  .41)      (  .42)      (  .45)      (  .43)
-------------------------------------------------------   --------      -------      -------     --------     --------
  Net realized gains                                             -       (  .00)*     (  .00)*          -            -
-------------------------------------------------------   --------      -------      -------     --------     --------
  TOTAL DISTRIBUTIONS                                       (  .36)      (  .41)      (  .42)      (  .45)      (  .43)
-------------------------------------------------------   --------      -------      -------     --------     --------
NET ASSET VALUE, END OF PERIOD                            $  10.76      $ 11.11      $ 10.76     $  10.92     $  10.28
-------------------------------------------------------   --------      -------      -------     --------     --------
Total Return (%)(b)                                            .19         7.19         2.39        10.77       ( 5.47)
-------------------------------------------------------   --------      -------      -------     --------     --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                         246          217          191          175          168
-------------------------------------------------------   --------      -------      -------     --------     --------
Ratio of expenses before expense reductions (including
interest expense) (%)(c)                                       .80          .79          .77          .79          .78
-------------------------------------------------------   --------      -------      -------     --------     --------
Ratio of expenses after expense reductions (including
  interest
expense) (%)(c)                                                .63          .63          .60          .60          .65
-------------------------------------------------------   --------      -------      -------     --------     --------
Ratio of expenses after expense reductions (excluding
  interest
expense) (%)                                                   .58          .58          .56          .54          .60
-------------------------------------------------------   --------      -------      -------     --------     --------
Ratio of net investment income (%)                            3.39         3.73         3.86         4.28         3.97
-------------------------------------------------------   --------      -------      -------     --------     --------
Portfolio turnover rate (%)                                     42           32           26           26           24
-------------------------------------------------------   --------      -------      -------     --------     --------


(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
*          Amount is less than $.005.

                                       41
PROSPECTUS December 1, 2017                               Financial Highlights

[GRAPHIC APPEARS HERE]




Appendix A




HYPOTHETICAL EXPENSE SUMMARY


Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charge, if any, which may be payable upon redemption. If contingent deferred sales charges were shown, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.



The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objective, risks, expenses and charges of the fund prior to investing.


DEUTSCHE CALIFORNIA TAX-FREE INCOME FUND - CLASS A




            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             2.75%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
             FEES &       EXPENSE       FEES &           FEES &            &
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         0.85%         1.29%       $ 10,128.59    $   359.38
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         0.89%         5.45%       $ 10,544.87    $    92.00
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         0.89%         9.78%       $ 10,978.27    $    95.78
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         0.89%        14.29%       $ 11,429.47    $    99.71
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         0.89%        18.99%       $ 11,899.22    $   103.81
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         0.89%        23.88%       $ 12,388.28    $   108.08
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         0.89%        28.97%       $ 12,897.44    $   112.52
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         0.89%        34.28%       $ 13,427.53    $   117.15
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         0.89%        39.79%       $ 13,979.40    $   121.96
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         0.89%        45.54%       $ 14,553.95    $   126.97
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 1,337.36
---                                                                  ----------


                                       42
PROSPECTUS December 1, 2017                                         Appendix A

DEUTSCHE CALIFORNIA TAX-FREE INCOME FUND - CLASS C




            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
             FEES &       EXPENSE       FEES &           FEES &            &
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         1.60%         3.40%       $ 10,340.00    $   162.72
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         1.67%         6.84%       $ 10,684.32    $   175.55
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         1.67%        10.40%       $ 11,040.11    $   181.40
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         1.67%        14.08%       $ 11,407.75    $   187.44
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         1.67%        17.88%       $ 11,787.62    $   193.68
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         1.67%        21.80%       $ 12,180.15    $   200.13
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         1.67%        25.86%       $ 12,585.75    $   206.80
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         1.67%        30.05%       $ 13,004.86    $   213.68
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         1.67%        34.38%       $ 13,437.92    $   220.80
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         1.67%        38.85%       $ 13,885.40    $   228.15
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 1,970.35
---                                                                  ----------


DEUTSCHE CALIFORNIA TAX-FREE INCOME FUND - CLASS S




            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
             FEES &       EXPENSE       FEES &           FEES &            &
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         0.60%         4.40%       $ 10,440.00     $  61.32
 ---         -----          ----         -----        -----------     --------
   2         10.25%         0.76%         8.83%       $ 10,882.66     $  81.03
 ---         -----          ----         -----        -----------     --------
   3         15.76%         0.76%        13.44%       $ 11,344.08     $  84.46
 ---         -----          ----         -----        -----------     --------
   4         21.55%         0.76%        18.25%       $ 11,825.07     $  88.04
 ---         -----          ----         -----        -----------     --------
   5         27.63%         0.76%        23.26%       $ 12,326.45     $  91.78
 ---         -----          ----         -----        -----------     --------
   6         34.01%         0.76%        28.49%       $ 12,849.09     $  95.67
 ---         -----          ----         -----        -----------     --------
   7         40.71%         0.76%        33.94%       $ 13,393.90     $  99.72
 ---         -----          ----         -----        -----------     --------
   8         47.75%         0.76%        39.62%       $ 13,961.80     $ 103.95
 ---         -----          ----         -----        -----------     --------
   9         55.13%         0.76%        45.54%       $ 14,553.78     $ 108.36
 ---         -----          ----         -----        -----------     --------
 10          62.89%         0.76%        51.71%       $ 15,170.86     $ 112.95
 ---         -----          ----         -----        -----------     --------
TOTAL                                                                 $ 927.28
---                                                                   --------


                                       43
PROSPECTUS December 1, 2017                                         Appendix A

DEUTSCHE NEW YORK TAX-FREE INCOME FUND - CLASS A




            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             2.75%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
             FEES &       EXPENSE       FEES &           FEES &            &
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         0.92%         1.22%       $ 10,121.78    $   366.30
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         0.96%         5.31%       $ 10,530.70    $    99.13
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         0.96%         9.56%       $ 10,956.14    $   103.14
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         0.96%        13.99%       $ 11,398.77    $   107.30
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         0.96%        18.59%       $ 11,859.28    $   111.64
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         0.96%        23.38%       $ 12,338.39    $   116.15
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         0.96%        28.37%       $ 12,836.86    $   120.84
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         0.96%        33.55%       $ 13,355.47    $   125.72
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         0.96%        38.95%       $ 13,895.03    $   130.80
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         0.96%        44.56%       $ 14,456.39    $   136.09
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 1,417.11
---                                                                  ----------


DEUTSCHE NEW YORK TAX-FREE INCOME FUND - CLASS C




            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
             FEES &       EXPENSE       FEES &           FEES &            &
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         1.67%         3.33%       $ 10,333.00    $   169.78
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         1.75%         6.69%       $ 10,668.82    $   183.77
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         1.75%        10.16%       $ 11,015.56    $   189.74
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         1.75%        13.74%       $ 11,373.56    $   195.90
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         1.75%        17.43%       $ 11,743.21    $   202.27
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         1.75%        21.25%       $ 12,124.86    $   208.85
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         1.75%        25.19%       $ 12,518.92    $   215.63
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         1.75%        29.26%       $ 12,925.78    $   222.64
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         1.75%        33.46%       $ 13,345.87    $   229.88
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         1.75%        37.80%       $ 13,779.61    $   237.35
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 2,055.81
---                                                                  ----------


                                       44
PROSPECTUS December 1, 2017                                         Appendix A

DEUTSCHE NEW YORK TAX-FREE INCOME FUND - CLASS S




            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
             FEES &       EXPENSE       FEES &           FEES &            &
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         0.67%         4.33%       $ 10,433.00     $  68.45
 ---         -----          ----         -----        -----------     --------
   2         10.25%         0.80%         8.71%       $ 10,871.19     $  85.22
 ---         -----          ----         -----        -----------     --------
   3         15.76%         0.80%        13.28%       $ 11,327.78     $  88.80
 ---         -----          ----         -----        -----------     --------
   4         21.55%         0.80%        18.04%       $ 11,803.54     $  92.53
 ---         -----          ----         -----        -----------     --------
   5         27.63%         0.80%        22.99%       $ 12,299.29     $  96.41
 ---         -----          ----         -----        -----------     --------
   6         34.01%         0.80%        28.16%       $ 12,815.86     $ 100.46
 ---         -----          ----         -----        -----------     --------
   7         40.71%         0.80%        33.54%       $ 13,354.13     $ 104.68
 ---         -----          ----         -----        -----------     --------
   8         47.75%         0.80%        39.15%       $ 13,915.00     $ 109.08
 ---         -----          ----         -----        -----------     --------
   9         55.13%         0.80%        44.99%       $ 14,499.43     $ 113.66
 ---         -----          ----         -----        -----------     --------
 10          62.89%         0.80%        51.08%       $ 15,108.41     $ 118.43
 ---         -----          ----         -----        -----------     --------
TOTAL                                                                 $ 977.72
---                                                                   --------


ADDITIONAL INDEX INFORMATION


DEUTSCHE CALIFORNIA TAX-FREE INCOME FUND

The BLOOMBERG BARCLAYS MUNICIPAL BOND INDEX (name changed from Barclays Municipal Bond Index effective August 24, 2016) is an unmanaged, market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.


DEUTSCHE NEW YORK TAX-FREE INCOME FUND

The BLOOMBERG BARCLAYS MUNICIPAL BOND INDEX (name changed from Barclays Municipal Bond Index effective August 24, 2016) is an unmanaged, market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.


                                       45
PROSPECTUS December 1, 2017                                         Appendix A

[GRAPHIC APPEARS HERE]




Appendix B





SALES CHARGE WAIVERS AND DISCOUNTS AVAILABLE THROUGH INTERMEDIARIES

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load ("CDSC") waivers. In all instances, it is the shareholder's responsibility to notify the fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary.


The financial intermediary sales charge waivers, discounts, policies or procedures disclosed in this Appendix may vary from those disclosed elsewhere in the fund's prospectus or SAI and are subject to change. This Appendix will be updated based on information provided by the financial intermediaries. Neither the fund, the Advisor nor the Distributor supervises the implementation of financial intermediary sales charge waivers, discounts, policies or procedures nor do they verify the intermediaries' administration of such waivers, discounts, policies or procedures.



MERRILL LYNCH CLASS A AND C SALES CHARGE WAIVERS AND DISCOUNTS


Effective April 10, 2017, shareholders purchasing fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in each fund's prospectus or SAI.


FRONT-END SALES LOAD WAIVERS ON CLASS A SHARES AVAILABLE AT MERRILL LYNCH

oEmployer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

oShares purchased by or through a 529 Plan

oShares purchased through a Merrill Lynch affiliated investment advisory program

oShares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform

oShares of funds purchased through the Merrill Lynch Edge Self-Directed platform (if applicable)

oShares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

oShares exchanged from Class C (i.e., level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

oEmployees and registered representatives of Merrill Lynch or its affiliates and their family members

oDirectors or Trustees of the fund, and employees of the fund's investment adviser or any of its affiliates, as described in this prospectus

oShares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption,
 (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)


CDSC WAIVERS ON CLASS A AND C SHARES AVAILABLE AT MERRILL LYNCH

oDeath or disability of the shareholder

oShares sold as part of a systematic withdrawal plan as described in the fund's prospectus

oReturn of excess contributions from an IRA Account

oShares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 701/2

oShares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch



                                       46
PROSPECTUS December 1, 2017                                         Appendix B
oShares acquired through a right of reinstatement

oShares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)


FRONT-END LOAD DISCOUNTS AVAILABLE AT MERRILL LYNCH: BREAKPOINTS, RIGHTS OF
 ACCUMULATION & LETTERS OF INTENT

oBreakpoints as described in this prospectus.

oRights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

oLetters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)



CLASS A WAIVERS APPLICABLE TO PURCHASE THROUGH LPL FINANCIAL


For those accounts where LPL Financial is listed as the broker dealer, the Class A sales charge waivers listed under "Class A NAV Sales" in the "Choosing a Share Class" sub-section of the "Investing in the Funds" section of the prospectus apply, except that the Class A sales charge waiver number (12) (relating to purchases of Class A shares by employer-sponsored retirement plans) is replaced with the following waiver:


Class A shares may be purchased without a sales charge by group retirement plans, which are employer-sponsored retirement plans, deferred compensation plans, employee benefit plans (including health savings accounts) and trusts used to fund those plans.


To satisfy eligibility requirements, the plan must be a group retirement plan (more than one participant), the shares cannot be held in a commission-based brokerage account at LPL Financial, and othe shares must be held at a plan level or

othe shares must be held through an omnibus account of a retirement plan record-keeper.

Group retirement plans include group employer-sponsored 401(k) plans, employer-sponsored 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans, and non-qualified deferred compensation plans. Traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans do not qualify under this waiver.


LPL Financial is responsible for the implementation of this waiver on its platform.



                                       47
PROSPECTUS December 1, 2017                                         Appendix B

TO GET MORE INFORMATION

SHAREHOLDER REPORTS. Additional information about a fund's investments is available in a fund's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected fund performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI). This tells you more about a fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about a fund, contact Deutsche Asset Management ("Deutsche AM") at the phone number or address listed below. SAIs and shareholder reports are also available through the Deutsche AM Web site at deutschefunds.com. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at sec.gov. If you like, you may obtain copies of this information, after paying a duplicating fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below.


You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090.


In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call the number provided.


CONTACT INFORMATION


DEUTSCHE ASSET MANAGE-   PO Box 219151
MENT                     Kansas City, MO
                         64121-9151
                         deutschefunds.com
                         Shareholders:
                         (800) 728-3337
                         Investment professionals:
                         (800) 621-5027
SEC                      Public Reference Section
                         Washington, D.C. 20549-1520
                         SEC.GOV
DISTRIBUTOR              Deutsche AM Distributors, Inc.
                         222 South Riverside Plaza
                         Chicago, IL 60606-5808
                         (800) 621-1148
SEC FILE NUMBER          Deutsche State Tax-Free Income Series
                         Deutsche California Tax-Free Income
                         Fund
                         811-03657
                         Deutsche State Tax-Free Income Series
                         Deutsche New York Tax-Free Income
                         Fund
                         811-03657



                                                   Deutsche
                                                   Asset Management [DB Logo]







(12/01/17) DSTFCANY-1

Deutsche
Asset Management




Prospectus

December 1, 2017






Deutsche California Tax-Free Income Fund
CLASS/TICKER                              T   KCTTX

...............................................................................


Deutsche New York Tax-Free Income Fund
CLASS/TICKER                            T   KNTTX


As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

                                                                       [DB Logo]

[GRAPHIC APPEARS HERE]



Table of Contents






DEUTSCHE CALIFORNIA TAX-FREE
INCOME FUND
Investment Objective...............................  1
Fees and Expenses of the Fund......................  1
Principal Investment Strategy......................  1
Main Risks.........................................  2
Past Performance...................................  4
Management.........................................  4
Purchase and Sale of Fund Shares...................  4
Tax Information....................................  5
Payments to Broker-Dealers and
Other Financial Intermediaries.....................  5
DEUTSCHE NEW YORK TAX-FREE
INCOME FUND
Investment Objective...............................  6
Fees and Expenses of the Fund......................  6
Principal Investment Strategy......................  6
Main Risks.........................................  7
Past Performance...................................  9
Management.........................................  9
Purchase and Sale of Fund Shares...................  9
Tax Information.................................... 10
Payments to Broker-Dealers and
Other Financial Intermediaries..................... 10
FUND DETAILS
Additional Information About Fund Strategies and
Risks.............................................. 11
Deutsche California Tax-Free Income Fund........... 11
Deutsche New York Tax-Free Income Fund............. 14
Other Policies and Risks........................... 18
Who Manages and Oversees the Funds................. 18
Management......................................... 20
INVESTING IN THE FUNDS
How to Buy and Sell Class T Shares................. 22
Financial Intermediary Support Payments............ 22
Policies You Should Know About..................... 23
Policies About Transactions........................ 23
How each Fund Calculates Share Price............... 26
Other Rights We Reserve............................ 26
Understanding Distributions and Taxes.............. 26
FINANCIAL HIGHLIGHTS............................... 29
APPENDIX........................................... 32
Hypothetical Expense Summary....................... 32
Additional Index Information....................... 33


-------------------------------------------------------------------------------
 YOUR INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, ENTITY OR PERSON.
-------------------------------------------------------------------------------

Deutsche
Asset Management
                                                                       [DB Logo]








Deutsche California Tax-Free Income Fund



INVESTMENT OBJECTIVE

The fund seeks a high level of current income that is exempt from California state and federal income taxes.



FEES AND EXPENSES OF THE FUND


These are the fees and expenses you may pay when you buy and hold shares. You may qualify for sales charge discounts if you invest at least $250,000 in Class T shares in the fund. More information about these discounts is available from your financial advisor and in the Investing in the Funds section (p. 21) and in Purchase and Redemption of Shares in the fund's Statement of Additional Information (SAI) (p. II-16).


SHAREHOLDER FEES (paid directly from your investment)


Maximum sales charge (load) imposed on purchases, as %
  of
offering price                                              2.50
-------------------------------------------------------     ----

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)



Management fee                                              0.43
-------------------------------------------------------     ----
Distribution/service (12b-1) fees                           0.25
-------------------------------------------------------     ----
  Interest expense                                          0.03
  Other expenses1                                           0.27
TOTAL OTHER EXPENSES                                        0.30
-------------------------------------------------------     ----
TOTAL ANNUAL FUND OPERATING EXPENSES                        0.98
-------------------------------------------------------     ----
Fee waiver/expense reimbursement                            0.13
-------------------------------------------------------     ----
TOTAL ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVER/
EXPENSE REIMBURSEMENT                                       0.85
-------------------------------------------------------     ----


(1)"Other expenses" for Class T are based on estimated amounts for the current fiscal year.


The Advisor has contractually agreed through November 30, 2018 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at a ratio no higher than 0.82% for Class T shares. The agreement may only be terminated with the consent of the fund's Board.



EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------
     $335         $542       $766    $1,410
---  ----         ----       ----    ------


PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance.



Portfolio turnover rate for fiscal year 2017: 49%.




PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in securities whose income is free from regular federal and California state income tax. The fund may invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax (AMT).



                                       1
PROSPECTUS December 1, 2017           Deutsche California Tax-Free Income Fund

The fund can buy many types of municipal securities of all maturities. These may include revenue bonds (which are backed by revenue from a particular source) and general obligation bonds (which are typically backed by the issuer's ability to levy taxes). Municipal securities may also include private activity and industrial development bonds, municipal lease obligations and investments representing an interest in these. The fund can also invest in obligations of US territories and Commonwealths.


Normally, at least 90% of the fund's municipal securities are in the top four grades of credit quality. Up to 10% of the fund's municipal securities may be high yield bonds (commonly referred to as junk bonds), which are those rated below the fourth highest rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds generally pay higher yields but have higher volatility and higher risk of default on payments.


MANAGEMENT PROCESS. Portfolio management looks for securities that appear to offer the best total return potential. In making buy and sell decisions, portfolio management typically weighs a number of factors, including economic outlooks, possible interest rate movements, yield levels across varying maturities, characteristics of specific securities, such as coupon, maturity date and call date, and changes in supply and demand within the municipal bond market.


Although portfolio management may adjust the fund's duration (a measure of sensitivity to interest rates) over a wider range, they generally intend to keep it similar to that of the Bloomberg Barclays Municipal Bond Index, which is generally between five and nine years.



DERIVATIVES. Portfolio management may use tender option bond transactions to seek to enhance potential gains. Portfolio management may leverage assets of the fund through the use of proceeds received through tender option bond transactions. In a tender option bond transaction, the fund transfers fixed-rate long-term municipal bonds into a special purpose entity (a "TOB Trust"). A TOB Trust typically issues two classes of beneficial interests: short-term floating rate interests ("TOB Floaters"), which are sold to third party investors, and residual inverse floating rate interests ("TOB Inverse Floater Residual Interests"), which are generally held by the fund.


The fund may also use other types of derivatives (a contract whose value is based on, for example, indices, currencies or securities) (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.




MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The longer the duration of the fund's debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.


Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest credit rating category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit risk for high-yield securities is greater than for higher-rated securities.



Because securities in default generally have missed one or more payments of interest and/or principal, an investment in such securities has an increased risk of loss. Issuers of securities in default have an increased likelihood of entering bankruptcy or beginning liquidation procedures which could impact the fund's ability to recoup its investment. Securities in default may be illiquid or trade in low volumes and thus may be difficult to value.



For securities that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases to insure securities. Because guarantors may insure many types of securities, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.



FOCUS RISK - CALIFORNIA MUNICIPAL SECURITIES. Because the fund focuses its investments in California municipal securities, its performance can be more volatile than that of a fund that invests more broadly, and it has a relatively large exposure to financial stresses affecting California. For example, the State of California relies heavily on income tax revenues and these revenues are likely to drop during economic downturns, but covering any shortfall by increasing taxes could be difficult due to California law restricting the imposition of new taxes. Examples of other factors that may affect fund performance include, but are not limited to, the costs and disruption caused by natural




                                       2
PROSPECTUS December 1, 2017           Deutsche California Tax-Free Income Fund
disasters, a fiscal crisis brought on by a national or regional economic downturn, and costs of maintaining certain government programs. California could also face severe fiscal difficulties, for example, from an economic downturn, increased costs for domestic security and reduced monetary support from the federal government. Over time, these issues may impair the state's ability to repay its obligations.

Any deterioration of California's fiscal situation could increase the risk of investing in California municipal securities, including the risk of potential issuer default, and could also heighten the risk that the prices of California municipal securities will experience greater volatility.


A default or credit rating downgrade of a small number of municipal security issuers could affect the market values and marketability of all California municipal securities and adversely impact the fund's performance.


PRIVATE ACTIVITY AND INDUSTRIAL DEVELOPMENT BOND RISK. The payment of principal and interest on these bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of property financed as security for such payment.


TENDER OPTION BONDS RISK. The fund's participation in tender option bond transactions may reduce the fund's returns or increase volatility. Tender option bond transactions create leverage. Leverage magnifies returns, both positive and negative, and risk by magnifying the volatility of returns. An investment in TOB Inverse Floater Residual Interests will typically involve more risk than an investment in the underlying municipal bonds. The interest payment on TOB Inverse Floater Residual Interests generally will decrease when short-term interest rates increase. There are also risks associated with the tender option bond structure, which could result in terminating the trust. If a TOB Trust is terminated, the fund must sell other assets to buy back the TOB Floaters, which could negatively impact performance. Events that could cause a termination of the TOB Trust include a deterioration in the financial condition of the liquidity provider, a deterioration in the credit quality of underlying municipal bonds, or a decrease in the value of the underlying bonds due to rising interest rates.



US TERRITORY AND COMMONWEALTH OBLIGATIONS RISK. Adverse political and economic conditions and developments affecting any territory or Commonwealth of the US may, in turn, negatively affect the value of the fund's holdings in such obligations. In recent years, Puerto Rico has experienced a recession and difficult economic conditions, along with a severe natural disaster, which may negatively affect the value of any holdings the fund may have in Puerto Rico municipal obligations.



DERIVATIVES RISK. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.



SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of municipalities, industries, companies, economic trends, the relative attractiveness of different securities or other matters.



COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.



MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of debt securities or the stock market could also adversely affect the fund by reducing the relative attractiveness of debt securities as an investment.



TAX RISK. Income from municipal securities held by the fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a securities issuer. In addition, a portion of the fund's otherwise exempt-interest distributions may be taxable to those shareholders subject to the federal AMT.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund, and in extreme conditions, the fund could have difficulty meeting redemption requests.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.



                                       3
PROSPECTUS December 1, 2017           Deutsche California Tax-Free Income Fund

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


OPERATIONAL AND TECHNOLOGY RISK. Cyber-attacks, disruptions, or failures that affect the fund's service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends and distributions were reinvested. For more recent performance figures, go to deutschefunds.com (the Web site does not form a part of this prospectus) or call the phone number included in this prospectus.



Class T is a new class of shares and as of the date of this prospectus had not commenced investment operations. The performance figures for Class T shares are based on the historical performance of the fund's Class S shares adjusted to reflect the higher expenses and applicable sales charges (table only) of Class
T. Class S shares are offered in a separate prospectus.



CALENDAR YEAR TOTAL RETURNS (%) (Class T)

These year-by-year returns do not include sales charges, if any, and would be lower if they did. Returns for other classes were different and are not shown here.



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]









  2007      2008       2009       2010      2011       2012       2013       2014       2015      2016
  2.65       -5.93     14.74      1.18      10.68      10.64       -3.69     11.62      2.67       -0.45






                   RETURNS   PERIOD ENDING
 BEST QUARTER      9.41%     September 30, 2009
 WORST QUARTER     -5.42%    December 31, 2010
 YEAR-TO-DATE      4.30%     September 30, 2017


AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2016 expressed as a %)

After-tax returns reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.



                                   CLASS           1          5         10
                               INCEPTION        YEAR      YEARS      YEARS
                             -----------  ----------  ---------  ---------
CLASS T before tax           3/31/2017        -2.94       3.46       3.93
---------------------------  ---------       ------       ----       ----
  After tax on distribu-
  tions                                       -3.02       2.23       3.29
  After tax on distribu-
  tions and sale of fund
  shares                                      -1.32       2.25       3.35
---------------------------  ---------       ------       ----       ----
BLOOMBERG BARCLAYS
MUNICIPAL BOND INDEX
(reflects no deduction for
fees, expenses or taxes)                      0.25        3.28       4.25
---------------------------  ---------       ------       ----       ----

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

ASHTON P. GOODFIELD, CFA, MANAGING DIRECTOR. Co-Lead Portfolio Manager of the fund. Began managing the fund in 2014.


MICHAEL J. GENERAZO, DIRECTOR. Co-Lead Portfolio Manager of the fund. Began managing the fund in 2010.


MATTHEW J. CAGGIANO, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 1999.



PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT ($)


                                    AUTOMATIC
                          UGMAS/   INVESTMENT
       NON-IRA    IRAS     UTMAS        PLANS
     ---------  ------  --------  -----------
T     1,000      500     1,000        500
---   -----      ---     -----        ---

For participants in all group retirement plans there is no minimum initial investment and no minimum additional investment for Class T. The minimum additional investment in all other instances is $50.


                                       4
PROSPECTUS December 1, 2017           Deutsche California Tax-Free Income Fund

TO PLACE ORDERS


MAIL           New Accounts             Deutsche Asset Management
                                        PO Box 219356
                                        Kansas City, MO 64121-9356
               Additional Investments   Deutsche Asset Management
                                        PO Box 219154
                                        Kansas City, MO 64121-9154
               Exchanges and            Deutsche Asset Management
               Redemptions              PO Box 219557
                                        Kansas City, MO 64121-9557
EXPEDITED MAIL                          Deutsche Asset Management
                                        210 West 10th Street
                                        Kansas City, MO 64105-1614
WEB SITE                                deutschefunds.com
TELEPHONE                               (800) 728-3337, M - F 8 a.m. - 7 p.m. ET
TDD LINE                                (800) 972-3006, M - F 8 a.m. - 7 p.m. ET



The fund is generally open on days when the New York Stock Exchange is open for regular trading. Initial investments must be sent by mail. You can make additional investments or sell shares of the fund on any business day by visiting our Web site, by mail, or by telephone; however you may have to elect certain privileges on your initial account application. If you are working with a financial advisor, contact your financial advisor for assistance with buying or selling fund shares. A financial advisor separately may impose its own policies and procedures for buying and selling fund shares.



Class T shares are available only to investors who are investing through a third party financial intermediary, such as a bank or broker-dealer.



TAX INFORMATION


The fund's distributions are generally exempt from regular federal and state income tax. All or a portion of the fund's dividends may be subject to the federal alternative minimum tax.



PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, the Advisor, and/or the Advisor's affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.


                                       5
PROSPECTUS December 1, 2017           Deutsche California Tax-Free Income Fund

Deutsche
Asset Management
                                                                       [DB Logo]








Deutsche New York Tax-Free Income Fund



INVESTMENT OBJECTIVE

The fund seeks a high level of current income that is exempt from New York State and New York City personal income taxes and federal income taxes.



FEES AND EXPENSES OF THE FUND


These are the fees and expenses you may pay when you buy and hold shares. You may qualify for sales charge discounts if you invest at least $250,000 in Class T shares in the fund. More information about these discounts is available from your financial advisor and in the Investing in the Funds section (p. 21) and in Purchase and Redemption of Shares in the fund's Statement of Additional Information (SAI) (p. II-16).


SHAREHOLDER FEES (paid directly from your investment)


Maximum sales charge (load) imposed on purchases, as %
  of
offering price                                              2.50
-------------------------------------------------------     ----

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)



Management fee                                              0.44
-------------------------------------------------------     ----
Distribution/service (12b-1) fees                           0.25
-------------------------------------------------------     ----
  Interest expense                                          0.05
  Other expenses1                                           0.32
TOTAL OTHER EXPENSES                                        0.37
-------------------------------------------------------     ----
TOTAL ANNUAL FUND OPERATING EXPENSES                        1.06
-------------------------------------------------------     ----
Fee waiver/expense reimbursement                            0.14
-------------------------------------------------------     ----
TOTAL ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVER/
EXPENSE REIMBURSEMENT                                       0.92
-------------------------------------------------------     ----


(1)"Other expenses" for Class T are based on estimated amounts for the current fiscal year.


The Advisor has contractually agreed through November 30, 2018 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at a ratio no higher than 0.87% for Class T shares. The agreement may only be terminated with the consent of the fund's Board.



EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------
     $342         $565       $807    $1,499
---  ----         ----       ----    ------


PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance.



Portfolio turnover rate for fiscal year 2017: 42%.




PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose income is free from regular federal and New York State personal income tax. In addition, the fund invests at least 65% of net assets in municipal securities and other securities that are exempt from New York City



                                       6
PROSPECTUS December 1, 2017             Deutsche New York Tax-Free Income Fund
personal income taxes. The fund may invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax
(AMT).

The fund can buy many types of municipal securities of all maturities. These may include revenue bonds (which are backed by revenue from a particular source) and general obligation bonds (which are typically backed by the issuer's ability to levy taxes). They may also include private activity and industrial development bonds, municipal lease obligations and investments representing an interest in these. The fund can also invest in obligations of US territories and Commonwealths.


Normally, at least 90% of the fund's municipal securities are in the top four grades of credit quality. Up to 10% of the fund's municipal securities may be high yield bonds (commonly referred to as junk bonds), which are those rated below the fourth highest rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds generally pay higher yields but have higher volatility and higher risk of default on payments.


MANAGEMENT PROCESS. Portfolio management looks for securities that appear to offer the best total return potential. In making buy and sell decisions, portfolio management typically weighs a number of factors, including economic outlooks, possible interest rate movements, yield levels across varying maturities, characteristics of specific securities, such as coupon, maturity date and call date, and changes in supply and demand within the municipal bond market.


Although portfolio management may adjust the fund's duration (a measure of sensitivity to interest rates) over a wider range, they generally intend to keep it similar to that of the Bloomberg Barclays Municipal Bond Index, which is generally between five and nine years.



DERIVATIVES. Portfolio management may use tender option bond transactions to seek to enhance potential gains. Portfolio management may leverage assets of the fund through the use of proceeds received through tender option bond transactions. In a tender option bond transaction, the fund transfers fixed-rate long-term municipal bonds into a special purpose entity (a "TOB Trust"). A TOB Trust typically issues two classes of beneficial interests: short-term floating rate interests ("TOB Floaters"), which are sold to third party investors, and residual inverse floating rate interests ("TOB Inverse Floater Residual Interests"), which are generally held by the fund.


The fund may also use other types of derivatives (a contract whose value is based on, for example, indices, currencies or securities) (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The longer the duration of the fund's debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.


Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest credit rating category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit risk for high-yield securities is greater than for higher-rated securities.



Because securities in default generally have missed one or more payments of interest and/or principal, an investment in such securities has an increased risk of loss. Issuers of securities in default have an increased likelihood of entering bankruptcy or beginning liquidation procedures which could impact the fund's ability to recoup its investment. Securities in default may be illiquid or trade in low volumes and thus may be difficult to value.



For securities that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases to insure securities. Because guarantors may insure many types of securities, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.


FOCUS RISK - NEW YORK MUNICIPAL SECURITIES. Because the fund focuses its investments in New York municipal securities, its performance can be more volatile than that of a fund that invests more broadly, and it has a relatively large exposure to financial stresses affecting both New York City and New York State. For example, a downturn in the financial industry could bring on a fiscal crisis in New York City, or a national or regional economic downturn



                                       7
PROSPECTUS December 1, 2017             Deutsche New York Tax-Free Income Fund
could bring on such a crisis in New York State. Examples of other factors that may affect fund performance include, but are not limited to, the costs and disruptions caused by national disasters, increased costs for domestic security and reduced monetary support from the federal government. Over time, these issues may impair the state's or the city's ability to repay its obligations.


PRIVATE ACTIVITY AND INDUSTRIAL DEVELOPMENT BOND RISK. The payment of principal and interest on these bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of property financed as security for such payment.


TENDER OPTION BONDS RISK. The fund's participation in tender option bond transactions may reduce the fund's returns or increase volatility. Tender option bond transactions create leverage. Leverage magnifies returns, both positive and negative, and risk by magnifying the volatility of returns. An investment in TOB Inverse Floater Residual Interests will typically involve more risk than an investment in the underlying municipal bonds. The interest payment on TOB Inverse Floater Residual Interests generally will decrease when short-term interest rates increase. There are also risks associated with the tender option bond structure, which could result in terminating the trust. If a TOB Trust is terminated, the fund must sell other assets to buy back the TOB Floaters, which could negatively impact performance. Events that could cause a termination of the TOB Trust include a deterioration in the financial condition of the liquidity provider, a deterioration in the credit quality of underlying municipal bonds, or a decrease in the value of the underlying bonds due to rising interest rates.



US TERRITORY AND COMMONWEALTH OBLIGATIONS RISK. Adverse political and economic conditions and developments affecting any territory or Commonwealth of the US may, in turn, negatively affect the value of the fund's holdings in such obligations. In recent years, Puerto Rico has experienced a recession and difficult economic conditions, along with a severe natural disaster, which may negatively affect the value of any holdings the fund may have in Puerto Rico municipal obligations.



DERIVATIVES RISK. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


NON-DIVERSIFICATION RISK. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of municipalities, industries, companies, economic trends, the relative attractiveness of different securities or other matters.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.



MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of debt securities or the stock market could also adversely affect the fund by reducing the relative attractiveness of debt securities as an investment.



TAX RISK. Income from municipal securities held by the fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a securities issuer. In addition, a portion of the fund's otherwise exempt-interest distributions may be taxable to those shareholders subject to the federal AMT.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund, and in extreme conditions, the fund could have difficulty meeting redemption requests.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment



                                       8
PROSPECTUS December 1, 2017             Deutsche New York Tax-Free Income Fund
could be different from the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

OPERATIONAL AND TECHNOLOGY RISK. Cyber-attacks, disruptions, or failures that affect the fund's service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends and distributions were reinvested. For more recent performance figures, go to deutschefunds.com (the Web site does not form a part of this prospectus) or call the phone number included in this prospectus.



Class T is a new class of shares and as of the date of this prospectus had not commenced investment operations. The performance figures for Class T shares are based on the historical performance of the fund's Class S shares adjusted to reflect the higher expenses and applicable sales charges (table only) of Class
T. Class S shares are offered in a separate prospectus.



CALENDAR YEAR TOTAL RETURNS (%) (Class T)

These year-by-year returns do not include sales charges, if any, and would be lower if they did. Returns for other classes were different and are not shown here.



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]









  2007      2008       2009       2010      2011      2012      2013       2014      2015      2016
  2.62       -6.80     16.84      1.98      9.36      6.97       -3.78     9.28      2.82      0.25






                   RETURNS   PERIOD ENDING
 BEST QUARTER      8.58%     September 30, 2009
 WORST QUARTER     -4.51%    December 31, 2010
 YEAR-TO-DATE      4.07%     September 30, 2017


AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2016 expressed as a %)

After-tax returns reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.




                                   CLASS           1          5         10
                               INCEPTION        YEAR      YEARS      YEARS
                             -----------  ----------  ---------  ---------
CLASS T before tax           3/31/2017        -2.26       2.48       3.49
---------------------------  ---------       ------       ----       ----
  After tax on distribu-
  tions                                       -2.73       1.59       3.01
  After tax on distribu-
  tions and sale of fund
  shares                                      -1.34       1.79       3.11
---------------------------  ---------       ------       ----       ----
BLOOMBERG BARCLAYS
MUNICIPAL BOND INDEX
(reflects no deduction for
fees, expenses or taxes)                      0.25        3.28       4.25
---------------------------  ---------       ------       ----       ----

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

ASHTON P. GOODFIELD, CFA, MANAGING DIRECTOR. Co-Lead Portfolio Manager of the fund. Began managing the fund in 1999.


MATTHEW J. CAGGIANO, CFA, MANAGING DIRECTOR. Co-Lead Portfolio Manager of the fund. Began managing the fund in 2004.


REBECCA L. FLINN, DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2014.



PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT ($)


                                    AUTOMATIC
                          UGMAS/   INVESTMENT
       NON-IRA    IRAS     UTMAS        PLANS
     ---------  ------  --------  -----------
T     1,000      500     1,000        500
---   -----      ---     -----        ---

For participants in all group retirement plans there is no minimum initial investment and no minimum additional investment for Class T. The minimum additional investment in all other instances is $50.



TO PLACE ORDERS


MAIL           New Accounts             Deutsche Asset Management
                                        PO Box 219356
                                        Kansas City, MO 64121-9356
               Additional Investments   Deutsche Asset Management
                                        PO Box 219154
                                        Kansas City, MO 64121-9154
               Exchanges and            Deutsche Asset Management
               Redemptions              PO Box 219557
                                        Kansas City, MO 64121-9557
EXPEDITED MAIL                          Deutsche Asset Management
                                        210 West 10th Street
                                        Kansas City, MO 64105-1614
WEB SITE                                deutschefunds.com
TELEPHONE                               (800) 728-3337, M - F 8 a.m. - 7 p.m. ET
TDD LINE                                (800) 972-3006, M - F 8 a.m. - 7 p.m. ET



                                       9
PROSPECTUS December 1, 2017             Deutsche New York Tax-Free Income Fund

The fund is generally open on days when the New York Stock Exchange is open for regular trading. Initial investments must be sent by mail. You can make additional investments or sell shares of the fund on any business day by visiting our Web site, by mail, or by telephone; however you may have to elect certain privileges on your initial account application. If you are working with a financial advisor, contact your financial advisor for assistance with buying or selling fund shares. A financial advisor separately may impose its own policies and procedures for buying and selling fund shares.



Class T shares are available only to investors who are investing through a third party financial intermediary, such as a bank or broker-dealer.



TAX INFORMATION


The fund's distributions are generally exempt from regular federal and state income tax. All or a portion of the fund's dividends may be subject to the federal alternative minimum tax.



PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, the Advisor, and/or the Advisor's affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.


                                       10
PROSPECTUS December 1, 2017             Deutsche New York Tax-Free Income Fund

[GRAPHIC APPEARS HERE]





Fund Details



ADDITIONAL INFORMATION ABOUT FUND STRATEGIES AND RISKS


     Deutsche California Tax-Free Income Fund

INVESTMENT OBJECTIVE


The fund seeks a high level of current income that is exempt from California state and federal income taxes.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in securities whose income is free from regular federal and California state income tax. The fund may invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax (AMT).


The fund can buy many types of municipal securities of all maturities. These may include revenue bonds (which are backed by revenue from a particular source) and general obligation bonds (which are typically backed by the issuer's ability to levy taxes). Municipal securities may also include private activity and industrial development bonds, municipal lease obligations and investments representing an interest in these. The fund can also invest in obligations of the territories and Commonwealths of the United States, such as Puerto Rico, the US Virgin Islands, Guam and their agencies and authorities.


Normally, at least 90% of the fund's municipal securities are in the top four grades of credit quality. Up to 10% of the fund's municipal securities may be high yield bonds (commonly referred to as junk bonds), which are those rated below the fourth highest rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds generally pay higher yields but have higher volatility and higher risk of default on payments.



If a fixed income security is rated differently among the three major ratings agencies (i.e., Moody's Investor Services, Inc., Fitch Investors Services, Inc., and Standard & Poor's Ratings Group), portfolio management would rely on the highest credit rating for purposes of the fund's investment policies.



The fund may also invest in exchange-traded funds (ETFs). The fund's investments in ETFs will be limited to 5% of total assets in any one ETF and 10% of total assets in the aggregate in ETFs.


MANAGEMENT PROCESS. Portfolio management looks for securities that appear to offer the best total return potential. In making buy and sell decisions, portfolio management typically weighs a number of factors, including economic outlooks, possible interest rate movements, yield levels across varying maturities, characteristics of specific securities, such as coupon, maturity date and call date, and changes in supply and demand within the municipal bond market.


Although portfolio management may adjust the fund's duration (a measure of sensitivity to interest rates) over a wider range, they generally intend to keep it similar to that of the Bloomberg Barclays Municipal Bond Index, which is generally between five and nine years.



DERIVATIVES. Portfolio management may use tender option bond transactions to seek to enhance potential gains. Portfolio management may leverage assets of the fund through the use of proceeds received through tender option bond transactions. In a tender option bond transaction, the fund transfers fixed-rate long-term municipal bonds into a special purpose entity (a "TOB Trust"). A TOB Trust typically issues two classes of beneficial interests: short-term floating rate interests ("TOB Floaters"), which are sold to third party investors, and residual inverse floating rate interests ("TOB Inverse Floater Residual Interests"), which are generally held by the fund.


Portfolio management generally may use interest rate swaps and treasury futures, which are types of derivatives (a contract whose value is based on, for example, indices, currencies or securities), to hedge interest rate risk by reducing the fund's duration.



The fund may also use other types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.



                                       11
PROSPECTUS December 1, 2017                                       Fund Details

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The longer the duration of the fund's debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.


Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest credit rating category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit risk for high-yield securities is greater than for higher-rated securities.



Because securities in default generally have missed one or more payments of interest and/or principal, an investment in such securities has an increased risk of loss. Issuers of securities in default have an increased likelihood of entering bankruptcy or beginning liquidation procedures which could impact the fund's ability to recoup its investment. Securities in default may be illiquid or trade in low volumes and thus may be difficult to value.



For securities that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases to insure securities. Because guarantors may insure many types of securities, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.



FOCUS RISK - CALIFORNIA MUNICIPAL SECURITIES. Because the fund focuses its investments in California municipal securities, its performance can be more volatile than that of a fund that invests more broadly, and it has a relatively large exposure to financial stresses affecting California. For example, the State of California relies heavily on income tax revenues and these revenues are likely to drop during economic downturns, but covering any shortfall by increasing taxes could be difficult due to California law restricting the imposition of new taxes. Examples of other factors that may affect fund performance include, but are not limited to, the costs and disruption caused by natural disasters, a fiscal crisis brought on by a national or regional economic downturn, and costs of maintaining certain government programs. California could also face severe fiscal difficulties, for example, from an economic downturn, increased costs for domestic security and reduced monetary support from the federal government. Over time, these issues may impair the state's ability to repay its obligations.



Any deterioration of California's fiscal situation could increase the risk of investing in California municipal securities, including the risk of potential issuer default, and could also heighten the risk that the prices of California municipal securities will experience greater volatility.


A default or credit rating downgrade of a small number of municipal security issuers could affect the market values and marketability of all California municipal securities and adversely impact the fund's performance.


PRIVATE ACTIVITY AND INDUSTRIAL DEVELOPMENT BOND RISK. The payment of principal and interest on these bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of property financed as security for such payment.


TENDER OPTION BONDS RISK. The fund's participation in tender option bond transactions may reduce the fund's returns or increase volatility. Tender option bond transactions create leverage. Leverage magnifies returns, both positive and negative, and risk by magnifying the volatility of returns. An investment in TOB Inverse Floater Residual Interests will typically involve more risk than an investment in the underlying municipal bonds. The interest payment on TOB Inverse Floater Residual Interests generally will decrease when short-term interest rates increase. There are also risks associated with the tender option bond structure, which could result in terminating the trust. If a TOB Trust is terminated, the fund must sell other assets to buy back the TOB Floaters, which could negatively impact performance. Events that could cause a termination of the TOB Trust include a deterioration in the financial condition of the liquidity provider, a deterioration in the credit quality of underlying municipal bonds, or a decrease in the value of the underlying bonds due to rising interest rates.


The fund may invest in TOB Inverse Floater Residual Interests on a non-recourse or recourse basis. If the fund invests in TOB Inverse Floater Residual Interests on a recourse basis, the fund could suffer losses in excess of the value of the TOB Inverse Floater Residual Interests.



Recent changes to the structure of TOBs to address the Volcker Rule could make early unwinds of TOB Trusts more likely, may make the use of TOB Trusts more expensive, and may make it more difficult to use TOB Trusts in general.




                                       12
PROSPECTUS December 1, 2017                                       Fund Details

US TERRITORY AND COMMONWEALTH OBLIGATIONS RISK. Adverse political and economic conditions and developments affecting any territory or Commonwealth of the US may, in turn, negatively affect the value of the fund's holdings in such obligations. In recent years, Puerto Rico has experienced a recession and difficult economic conditions, along with a severe natural disaster, which may negatively affect the value of any holdings the fund may have in Puerto Rico municipal obligations.



DERIVATIVES RISK. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.



SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of municipalities, industries, companies, economic trends, the relative attractiveness of different securities or other matters.



COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.



MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of debt securities or the stock market could also adversely affect the fund by reducing the relative attractiveness of debt securities as an investment.



TAX RISK. Income from municipal securities held by the fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a securities issuer. In addition, a portion of the fund's otherwise exempt-interest distributions may be taxable to those shareholders subject to the federal AMT.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund, and in extreme conditions, the fund could have difficulty meeting redemption requests.


This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). This may affect only certain securities or an overall securities market.


The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed-income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Additionally, market participants, other than the fund, may attempt to sell fixed income holdings at the same time as the fund, which could cause downward pricing pressure and contribute to illiquidity.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able



                                       13
PROSPECTUS December 1, 2017                                       Fund Details
to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund's net asset value.

ETF RISK. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund incurs brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF's fees and expenses, which are passed through to ETF shareholders.


Fees and expenses incurred by an ETF may include trading costs, operating expenses, licensing fees, trustee fees and marketing expenses. With an index ETF, these costs may contribute to the ETF not fully matching the performance of the index it is designed to track.


OPERATIONAL AND TECHNOLOGY RISK. Cyber-attacks, disruptions, or failures that affect the fund's service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.


Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund's service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund's operations.


Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. For example, the fund's or its service providers' assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund's NAV, and impede trading). In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty's ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund's investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.


While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund, or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will address the possibility of and fallout from cyber-attacks, disruptions, or failures. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund, or other market participants.


     Deutsche New York Tax-Free Income Fund

INVESTMENT OBJECTIVE


The fund seeks a high level of current income that is exempt from New York State and New York City personal income taxes and federal income taxes.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose income is free from regular federal and New York State personal income tax. In addition, the fund invests at least 65% of net assets in municipal securities and other securities that are exempt from New York City personal income taxes. The fund may invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax
(AMT).


The fund can buy many types of municipal securities of all maturities. These may include revenue bonds (which are backed by revenue from a particular source) and general obligation bonds (which are typically backed by the issuer's ability to levy taxes). They may also include private activity and industrial development bonds, municipal lease obligations and investments representing an interest in these. The fund can also invest in obligations of the territories and Commonwealths of the United States, such as Puerto Rico, the US Virgin Islands, Guam and their agencies and authorities.


Normally, at least 90% of the fund's municipal securities are in the top four grades of credit quality. Up to 10% of the fund's municipal securities may be high yield bonds



                                       14
PROSPECTUS December 1, 2017                                       Fund Details

(commonly referred to as junk bonds), which are those rated below the fourth highest rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds generally pay higher yields but have higher volatility and higher risk of default on payments.


If a fixed income security is rated differently among the three major ratings agencies (i.e., Moody's Investor Services, Inc., Fitch Investors Services, Inc., and Standard & Poor's Ratings Group), portfolio management would rely on the highest credit rating for purposes of the fund's investment policies.



The fund may also invest in exchange-traded funds (ETFs). The fund's investments in ETFs will be limited to 5% of total assets in any one ETF and 10% of total assets in the aggregate in ETFs.


MANAGEMENT PROCESS. Portfolio management looks for securities that appear to offer the best total return potential. In making buy and sell decisions, portfolio management typically weighs a number of factors, including economic outlooks, possible interest rate movements, yield levels across varying maturities, characteristics of specific securities, such as coupon, maturity date and call date, and changes in supply and demand within the municipal bond market.


Although portfolio management may adjust the fund's duration (a measure of sensitivity to interest rates) over a wider range, they generally intend to keep it similar to that of the Bloomberg Barclays Municipal Bond Index, which is generally between five and nine years.



DERIVATIVES. Portfolio management may use tender option bond transactions to seek to enhance potential gains. Portfolio management may leverage assets of the fund through the use of proceeds received through tender option bond transactions. In a tender option bond transaction, the fund transfers fixed-rate long-term municipal bonds into a special purpose entity (a "TOB Trust"). A TOB Trust typically issues two classes of beneficial interests: short-term floating rate interests ("TOB Floaters"), which are sold to third party investors, and residual inverse floating rate interests ("TOB Inverse Floater Residual Interests"), which are generally held by the fund.


Portfolio management generally may use interest rate swaps and treasury futures, which are types of derivatives (a contract whose value is based on, for example, indices, currencies or securities), to hedge interest rate risk by reducing the fund's duration.



The fund may also use other types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.


MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The longer the duration of the fund's debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.


Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest credit rating category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit risk for high-yield securities is greater than for higher-rated securities.



Because securities in default generally have missed one or more payments of interest and/or principal, an investment in such securities has an increased risk of loss. Issuers of securities in default have an increased likelihood of entering bankruptcy or beginning liquidation procedures which could impact the fund's ability to recoup its investment. Securities in default may be illiquid or trade in low volumes and thus may be difficult to value.



For securities that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases to insure securities. Because guarantors may insure many types of securities, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.


FOCUS RISK - NEW YORK MUNICIPAL SECURITIES. Because the fund focuses its investments in New York municipal securities, its performance can be more volatile than that of a fund that invests more broadly, and it has a relatively large exposure to financial stresses affecting both New York City and New York State. For example, a downturn in the financial industry could bring on a fiscal crisis in New York City, or a national or regional economic downturn



                                       15
PROSPECTUS December 1, 2017                                       Fund Details
could bring on such a crisis in New York State. Examples of other factors that may affect fund performance include, but are not limited to, the costs and disruptions caused by national disasters, increased costs for domestic security and reduced monetary support from the federal government. Over time, these issues may impair the state's or the city's ability to repay its obligations.


A default or credit rating downgrade of a small number of municipal security issuers could affect the market values and marketability of all New York municipal securities and hurt the fund's performance.


PRIVATE ACTIVITY AND INDUSTRIAL DEVELOPMENT BOND RISK. The payment of principal and interest on these bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of property financed as security for such payment.


TENDER OPTION BONDS RISK. The fund's participation in tender option bond transactions may reduce the fund's returns or increase volatility. Tender option bond transactions create leverage. Leverage magnifies returns, both positive and negative, and risk by magnifying the volatility of returns. An investment in TOB Inverse Floater Residual Interests will typically involve more risk than an investment in the underlying municipal bonds. The interest payment on TOB Inverse Floater Residual Interests generally will decrease when short-term interest rates increase. There are also risks associated with the tender option bond structure, which could result in terminating the trust. If a TOB Trust is terminated, the fund must sell other assets to buy back the TOB Floaters, which could negatively impact performance. Events that could cause a termination of the TOB Trust include a deterioration in the financial condition of the liquidity provider, a deterioration in the credit quality of underlying municipal bonds, or a decrease in the value of the underlying bonds due to rising interest rates.


The fund may invest in TOB Inverse Floater Residual Interests on a non-recourse or recourse basis. If the fund invests in TOB Inverse Floater Residual Interests on a recourse basis, the fund could suffer losses in excess of the value of the TOB Inverse Floater Residual Interests.



Recent changes to the structure of TOBs to address the Volcker Rule could make early unwinds of TOB Trusts more likely, may make the use of TOB Trusts more expensive, and may make it more difficult to use TOB Trusts in general.


US TERRITORY AND COMMONWEALTH OBLIGATIONS RISK. Adverse political and economic conditions and developments affecting any territory or Commonwealth of the US may, in turn, negatively affect the value of the fund's holdings in such obligations. In recent years, Puerto Rico has experienced a recession and difficult economic conditions, along with a severe natural disaster, which may negatively affect the value of any holdings the fund may have in Puerto Rico municipal obligations.



DERIVATIVES RISK. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


NON-DIVERSIFICATION RISK. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of municipalities, industries, companies, economic trends, the relative attractiveness of different securities or other matters.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.



MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of debt securities or the stock market could also adversely affect the fund by reducing the relative attractiveness of debt securities as an investment.



TAX RISK. Income from municipal securities held by the fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a securities issuer. In addition, a portion of the fund's otherwise exempt-interest distributions may be taxable to those shareholders subject to the federal AMT.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions



                                       16
PROSPECTUS December 1, 2017                                       Fund Details
could increase liquidity risk for the fund, and in extreme conditions, the fund could have difficulty meeting redemption requests.

This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). This may affect only certain securities or an overall securities market.


The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed-income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Additionally, market participants, other than the fund, may attempt to sell fixed income holdings at the same time as the fund, which could cause downward pricing pressure and contribute to illiquidity.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund's net asset value.


ETF RISK. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund incurs brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF's fees and expenses, which are passed through to ETF shareholders.


Fees and expenses incurred by an ETF may include trading costs, operating expenses, licensing fees, trustee fees and marketing expenses. With an index ETF, these costs may contribute to the ETF not fully matching the performance of the index it is designed to track.


OPERATIONAL AND TECHNOLOGY RISK. Cyber-attacks, disruptions, or failures that affect the fund's service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.


Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund's service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund's operations.


Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. For example, the fund's or its service providers' assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund's NAV, and impede trading). In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty's ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund's investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.



                                       17
PROSPECTUS December 1, 2017                                       Fund Details

While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund, or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will address the possibility of and fallout from cyber-attacks, disruptions, or failures. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund, or other market participants.



OTHER POLICIES AND RISKS


While the previous pages describe the main points of each fund's strategy and risks, there are a few other matters to know about:

o Although major changes tend to be infrequent, each fund's Board could change a fund's investment objective without seeking shareholder approval.
   However, each fund's policy of investing at least 80% of net assets, determined at the time of purchase, in municipal securities exempt from regular federal income tax and state income tax of the named state cannot be changed without shareholder approval.

o When, in the Advisor's opinion, (1) it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions or (2) an unusual disparity between after-tax income on taxable and municipal securities makes it advisable, up to 100% of each fund's assets may be held in cash or invested in taxable money market securities or other short-term investments, which may produce taxable income. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term high quality rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements. Short-term investments may also include shares of money market mutual funds. To the extent a fund invests in such instruments, the fund will not be pursuing its investment objective. However, portfolio management may choose to not use these strategies for various reasons, even in volatile market conditions.


o Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security's credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit a fund.


o From time to time, a fund may have a concentration of shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on a fund.



FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in each fund. If you want more information on each fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


Keep in mind that there is no assurance that a fund will achieve its investment objective.


A complete list of each fund's portfolio holdings as of the month-end is posted on deutschefunds.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on deutschefunds.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. Each fund's Statement of Additional Information includes a description of a fund's policies and procedures with respect to the disclosure of a fund's portfolio holdings.



WHO MANAGES AND OVERSEES THE FUNDS


THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for each fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. The Advisor is an indirect, wholly-

owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. The Advisor and its predecessors have more than 90 years of experience managing mutual funds and provide a full range of global investment advisory services to institutional and retail clients.




                                       18
PROSPECTUS December 1, 2017                                       Fund Details

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and Deutsche AM Distributors, Inc. ("DDI" or the "Distributor"). Deutsche Asset Management is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.


The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices or affiliates located outside the US. In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services, such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the US.


MANAGEMENT FEE. The Advisor receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets.



FUND NAME                         FEE PAID
-----------------------------  -----------
Deutsche California Tax-Free
Income Fund                       0.43  %
-----------------------------     ----
Deutsche New York Tax-Free
Income Fund                        0.40%*
-----------------------------     -----

* Reflecting the effect of expense limitations and/or fee waivers then in effect.

The following waivers are currently in effect:



For Deutsche California Tax-Free Income Fund, the Advisor has contractually agreed through November 30, 2018 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at a ratio no higher than 0.82% for Class T shares. The agreement may only be terminated with the consent of the fund's Board.

For Deutsche New York Tax-Free Income Fund, the Advisor has contractually agreed through March 31, 2018 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 0.83% for Class T shares. The agreement may only be terminated with the consent of the fund's Board.


In addition, for Deutsche New York Tax-Free Income Fund, for the period April 1, 2018 through November 30, 2018, the Advisor has contractually agreed to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at a ratio no higher than 0.87% for Class T shares. The agreement may only be terminated with the consent of the fund's Board.



In the table under Annual Fund Operating Expenses on page 1 and page 6 for Deutsche California Tax-Free Income Fund and Deutsche New York Tax-Free Income Fund, respectively, "Interest expense" relates to the fund's liability with respect to floating rate notes held by third parties in conjunction with certain tender option bond transactions. However, the accounting treatment for such transactions includes an offsetting interest income item, and accordingly has no impact to net investment income, total return or net asset value.


A discussion regarding the basis for the Board's approval of each fund's investment management agreement is contained in the most recent shareholder report for the annual period ended August 31 and semi-annual period ended February 29 (see "Shareholder reports" on the back cover).


Under a separate administrative services agreement between each fund and the Advisor, each fund pays the Advisor a fee of 0.10% of the fund's average daily net assets for providing most of each fund's administrative services. The administrative services fee discussed above is included in the fees and expenses table under "Other expenses."


MULTI-MANAGER STRUCTURE. The Advisor, subject to the approval of the Board, has ultimate responsibility to oversee any subadvisor to a fund and to recommend the hiring, termination and replacement of subadvisors. Each fund and the Advisor have received an order from the SEC that permits the Advisor to appoint or replace certain subadvisors, to manage all or a portion of a fund's assets and enter into, amend or terminate a subadvisory agreement with certain subadvisors, in each case subject to the approval of a fund's Board but without obtaining shareholder approval ("multi-manager structure"). The multi-manager structure applies to subadvisors that are not affiliated with the fund or the Advisor ("nonaffiliated subadvisors"), as well as subadvisors that are indirect or direct, wholly-owned subsidiaries of the Advisor or Deutsche Bank AG ("wholly-owned subadvisors"). Pursuant to the SEC order, the Advisor, with the approval of a fund's Board, has the discretion to terminate any subadvisor and allocate and reallocate a fund's assets



                                       19
PROSPECTUS December 1, 2017                                       Fund Details
among any other nonaffiliated subadvisors or wholly-owned subadvisors (including terminating a nonaffiliated subadvisor and replacing it with a wholly-owned subadvisor). Each fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring a new subadvisor pursuant to the multi-manager structure, each fund will provide shareholders with an information statement containing information about the new subadvisor. The shareholders of each fund have approved the multi-manager structure described herein.


MANAGEMENT


DEUTSCHE CALIFORNIA TAX-FREE INCOME FUND

ASHTON P. GOODFIELD, CFA, MANAGING DIRECTOR. Co-Lead Portfolio Manager of the fund. Began managing the fund in 2014.

o  Joined Deutsche Asset Management in 1986.

o  Co-Head of Municipal Bonds.

o  BA, Duke University.

MICHAEL J. GENERAZO, DIRECTOR. Co-Lead Portfolio Manager of the fund. Began managing the fund in 2010.

o  Joined Deutsche Asset Management in 1999.

o  BS, Bryant College; MBA, Suffolk University.

MATTHEW J. CAGGIANO, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 1999.

o  Joined Deutsche Asset Management in 1989.

o  BS, Pennsylvania State University; MS, Boston College.


DEUTSCHE NEW YORK TAX-FREE INCOME FUND

ASHTON P. GOODFIELD, CFA, MANAGING DIRECTOR. Co-Lead Portfolio Manager of the fund. Began managing the fund in 1999.

o  Joined Deutsche Asset Management in 1986.

o  Co-Head of Municipal Bonds.

o  BA, Duke University.

MATTHEW J. CAGGIANO, CFA, MANAGING DIRECTOR. Co-Lead Portfolio Manager of the fund. Began managing the fund in 2004.

o  Joined Deutsche Asset Management in 1989.

o  BS, Pennsylvania State University; MS, Boston College.

REBECCA L. FLINN, DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2014.

o  Joined Deutsche Asset Management in 1986.

o  BA, University of Redlands, California.

Each fund's Statement of Additional Information provides additional information about a portfolio manager's investments in each fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


                                       20
PROSPECTUS December 1, 2017                                       Fund Details

[GRAPHIC APPEARS HERE]





Investing in the Funds



Each fund offers multiple classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different fees and expenses. This prospectus relates solely to the Class T shares of each fund. Class T shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.


The following pages tell you how to invest in a fund and what to expect as a shareholder. The sales charge on purchases of Class T shares is paid to DDI, who will distribute all of the sales charge to your financial advisor. In certain instances described below a sales charge may be waived by DDI.


You can find out more about the topics covered here by speaking with your financial advisor or other investment provider. Your financial advisor or other investment provider may have its own policies or instructions, which you should follow.


For an analysis of the fees associated with an investment in a fund or similar funds, please refer to apps.finra.org/ fundanalyzer/1/fa.aspx (this Web site does not form a part of this prospectus).

CLASS T SHARES

Class T shares may make sense for long-term investors. Exchanges from Class T shares of a fund are not permitted to any other class of the fund or any other Deutsche funds.


Class T shares are available only to investors through certain third party financial intermediaries. Not all financial intermediaries make Class T shares available to their clients. Consult a representative of your financial intermediary about the availability of Class T shares of each fund and the intermediary's policies, procedures, and other information.


Class T shares have a 12b-1 plan, under which a distribution fee and/or shareholder servicing fee of 0.25% is deducted from class assets each year. Because the 12b-1 fee is continuous in nature, it may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.


Class T shares of each fund and all Deutsche funds that offer Class T have an up-front sales charge that varies with the amount you invest:



                                 FRONT-END SALES         FRONT-END SALES
                                   CHARGE AS A %   CHARGE AS A % OF YOUR
YOUR INVESTMENT         OF OFFERING PRICE(1,2,3)       NET INVESTMENT(2)
--------------------  --------------------------  ----------------------
Under $250,000                    2.50%                     2.56%
--------------------              ----                      ----
$250,000-$499,999                 2.00                      2.04%
-----------------                 ----                      ----
$500,000-$999,999                 1.50                      1.52%
-----------------                 ----                      ----
$1 million or more                1.00                      1.01%
--------------------              ----                      ----

(1) The "offering price", the price you pay to buy shares, includes the sales charge which will be deducted directly from your investment.
(2) Because of rounding in the calculation of the offering price, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted.
(3) Subsequent purchases cannot be aggregated with prior purchases to qualify for a reduced sales charge.

Information about sales charge discounts is available free of charge. Please visit deutschefunds.com, refer to the section entitled "Purchase and Redemption of Shares" in each fund's Statement of Additional Information or consult with your financial advisor.


There are generally no sales charge waivers for Class T purchases. However, the sales charge will be waived if you are reinvesting dividends or distributions.


Purchases of Class T shares are not subject to any sales charge reduction features such as Letters of Intent, Cumulative Discounts, Combined Purchases or a Large Order NAV Purchase Privilege and a sales charge will be assessed on each separate Class T purchase in any Deutsche fund. Therefore, depending on the number and amount of purchases in Class T shares, you could end up paying more in sales charges on Class T shares than you would for similar purchases of another share class.


Class T shares are not subject to a deferred sales charge.


                                       21
PROSPECTUS December 1, 2017                             Investing in the Funds

     HOW TO BUY AND SELL CLASS T SHARES

THROUGH A FINANCIAL ADVISOR

Contact your financial advisor to obtain a new account application or for instructions about how to set up a new account. Your financial advisor can also assist with making additional investments into an existing account as well as redemptions on your account.


Please note that your account cannot be opened until we receive a completed account application.


MINIMUM INITIAL INVESTMENT ($)


                                    AUTOMATIC
                          UGMAS/   INVESTMENT
       NON-IRA    IRAS     UTMAS        PLANS
     ---------  ------  --------  -----------
T     1,000      500     1,000        500
---   -----      ---     -----        ---

For participants in all group retirement plans there is no minimum initial investment and no minimum additional investment for Class T. The minimum additional investment in all other instances is $50.


FINANCIAL INTERMEDIARY SUPPORT PAYMENTS



The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of each fund, any record keeping/sub-transfer agency/


networking fees payable by each fund (generally through the Distributor or an affiliate) and/or the Distributor or Advisor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing a fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support. In addition, revenue sharing payments may consist of the Distributor's and/or its affiliates' payment or reimbursement of ticket charges that would otherwise be assessed by a financial advisor on an investor's fund transactions.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.



The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of Deutsche fund shares or the retention and/or servicing of investors to financial advisors in amounts that generally range from 0.01% up to 0.52% of assets of each fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of each fund attributable to the financial advisor, a flat fee of up to $143,750, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of each fund or of any particular share class of each fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of each fund. Additional information regarding these revenue sharing payments is included in each fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).


The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both Deutsche funds and non-Deutsche funds by financial advisors to retirement plans that obtain recordkeeping services from ADP, Inc. or to 403(b) plans that obtain recordkeeping services from Ascensus, Inc. on the Deutsche AM-branded retirement plan platform (the "Platform"). The level of revenue sharing payments is based upon sales of both the Deutsche funds and the non-Deutsche funds by the financial advisor on the Platform or current assets of both the Deutsche funds and the non-Deutsche funds serviced and maintained by the financial advisor on the Platform.




                                       22
PROSPECTUS December 1, 2017                             Investing in the Funds

It is likely that broker-dealers that execute portfolio transactions for each fund will include firms that also sell shares of the Deutsche funds to their customers. However, the Advisor will not consider sales of Deutsche fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Deutsche funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of Deutsche fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for each fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



POLICIES YOU SHOULD KNOW ABOUT


Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.


If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described in this prospectus. Please note that a financial advisor or other intermediary may charge fees separate from those charged by a fund and may be compensated by a fund.



POLICIES ABOUT TRANSACTIONS


EACH FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.


In accordance with requirements under anti-money laundering regulations, we may request additional information and/or documents to verify your identity. This information includes, but is not limited to, your name, address, date of birth and other identifying documentation. If after reasonable effort we are unable to obtain this information to verify your identity, in accordance with federal regulations, within the time frames established by each fund, we will provide you with written notification and we may reject your application and order.


Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." The specific requirements for good order depend on the type of account and transaction and the method of purchase. Contact Deutsche Asset Management if you have any questions. After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the share price next calculated.


In the exercise of its sole discretion, each fund at any time may, without prior notice, refuse, cancel, limit or rescind any purchase; cancel or rescind any purchase order placed through a financial intermediary no later than the business day after the order is received by the financial intermediary; freeze account activity; and/or involuntarily redeem and close an existing account. Specifically, each fund reserves the right to involuntarily redeem an account
(i) in case of actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or
(ii) if the account owner fails to provide legally required information, including information and/or documentation related to identity verification, to each fund. Each fund is not required to provide justification to a potential or existing shareholder for taking any such action. Please be advised that if each fund involuntarily redeems and closes your account, under tax laws, you may be required to recognize a gain or a loss or otherwise incur tax consequences.


With certain limited exceptions, only US residents may invest in each fund.


Because orders placed through a financial advisor must be forwarded to the transfer agent, you'll need to allow extra time for your order to be processed. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.


SUB-MINIMUM BALANCES FOR CLASS T. Each fund may close your account and send you the proceeds if your balance falls below $1,000 ($500 for accounts with an Automatic Investment Plan funded with $50 or more per month in subsequent investments), or below $250 for retirement accounts. We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in Deutsche fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).


OVERNIGHT DELIVERY OF DEUTSCHE FUND MATERIALS. You may request to receive a paper copy of any Deutsche fund materials via overnight delivery by calling the telephone number on the back cover. If you request an overnight delivery you will be charged a $20 fee ($25 for Saturday delivery) for each request, which will be paid by redeeming a portion of your shares equal to the amount of the fee. Overnight delivery is not available to a P.O. Box.



                                       23
PROSPECTUS December 1, 2017                             Investing in the Funds

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of a fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if a fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a fund (e.g., "time zone arbitrage"). Each fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.


Each fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, a fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to a fund. Each fund, through its Advisor and transfer agent, will monitor changes in investment direction (CID) by a shareholder within a fund. A CID is a transaction opposite to the prior transaction, which can be a purchase, redemption or exchange. Each fund may take other trading activity into account if a fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.


Shareholders are limited to four roundtrip transactions in the same Deutsche fund (excluding money market funds) over a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. Shareholders with four or more roundtrip transactions in the same Deutsche fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that Deutsche fund for 12 months. Each fund reserves the right to extend or maintain a block beyond 12 months if it deems that the shareholder's activity was harmful to the fund, or that the pattern of activity suggests a pattern of abuse. The rights of a shareholder to redeem shares of a Deutsche fund are not affected by the four roundtrip transaction limitation.


Each fund may make exceptions to the roundtrip transaction policy for certain types of transactions if, in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to a fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by a fund or administrator and transactions by certain qualified funds-of-funds.


In certain circumstances where shareholders hold shares of a fund through a financial intermediary, a fund may rely upon the financial intermediary's policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of a fund. A financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the Deutsche funds' policy, may permit certain transactions not permitted by the Deutsche funds' policies, or prohibit transactions not subject to the Deutsche funds' policies.


The Advisor may also accept undertakings from a financial intermediary to enforce short-term or excessive trading policies on behalf of a fund that provide a substantially similar level of protection for each fund against such transactions. For example, certain financial intermediaries may have contractual, legal or operational restrictions that prevent them from blocking an account. In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.


In addition, if a fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a fund. (See "How each Fund Calculates Share Price.")


There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The Advisor reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in a fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.


Each fund's market timing policies and procedures may be modified or terminated at any time.



                                       24
PROSPECTUS December 1, 2017                             Investing in the Funds

THE AUTOMATED INFORMATION LINE is available 24 hours a day by calling Deutsche Asset Management at the phone number on the back cover. You can use our automated phone service to get information on Deutsche funds generally and on accounts held directly at Deutsche Asset Management. You can also use this service to request share transactions.


TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are automatically entitled to telephone redemption and exchange privileges, but you may elect not to have them when you open your account or by calling the appropriate phone number on the back cover.


Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personal security information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.


EACH FUND DOES NOT ISSUE SHARE CERTIFICATES. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.


WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. Each fund can only send wires of $1,000 or more and accept wires of $50 or more.


EACH FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by a check drawn on a US bank, a bank or Federal Funds wire transfer or an electronic bank transfer. Each fund does not accept third party checks. A third party check is a check made payable to one or more parties and offered as payment to one or more other parties (e.g., a check made payable to you that you offer as payment to someone else). Checks should be payable to Deutsche Asset Management and drawn by you or a financial institution on your behalf with your name or account number included with the check. If you pay for shares by check and the check fails to clear, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees each fund or its agents have incurred.


SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and have your signature guaranteed. However, if you want money transferred electronically to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.


A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. Deutsche Asset Management accepts Medallion Signature Guarantees, which can be obtained from an eligible guarantor. Eligible guarantor institutions include commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. A notarized document cannot be accepted in lieu of a signature guarantee.


SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call Deutsche Asset Management (see phone number on the back cover) or contact your financial advisor for more information.



MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), regardless of the method of payment (e.g. check, wire, ACH) although it could be delayed for up to seven days. There are circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check or ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes (e.g., redemption proceeds by wire) may also be delayed or unavailable when you are selling shares recently purchased or in the event of the closing of the Federal Reserve wire payment system.


Redemptions will generally be in the form of cash, though a fund reserves the right to redeem in kind (as described under "Other Rights We Reserve"). Each fund typically expects to satisfy redemption requests by using available cash or by selling portfolio securities if available cash is not sufficient to meet redemptions. Each fund may utilize an existing line of credit, for temporary coverage in the event of a cash shortfall. Each fund may also utilize inter-fund lending, though such use is expected to be rare. Each fund may use any of these methods of satisfying redemption requests under normal or stressed market conditions. During periods of distressed market conditions, when a significant portion of a fund's portfolio may be comprised of less-liquid investments, a fund may be more likely to pay redemption proceeds by giving you securities.


Each fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the 1940 Act. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) the SEC determines that trading on the New York Stock Exchange is restricted; 3) the SEC determines that an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of a fund's net




                                       25
PROSPECTUS December 1, 2017                             Investing in the Funds
assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by each fund, please see "Other Rights We Reserve."


HOW EACH FUND CALCULATES SHARE PRICE


To calculate net asset value, or NAV, each fund uses the following equation:



        TOTAL          TOTAL                 TOTAL NUMBER OF
               -                                               =    NAV
                                       /
  (                               )
       ASSETS       LIABILITIES            SHARES OUTSTANDING

The price at which you buy shares is based on the NAV per share calculated after the order is received and accepted by the transfer agent, although for Class T shares it will be adjusted to allow for any applicable sales charge (see "Investing in the Funds"). The price at which you sell shares is also based on the NAV per share calculated after the order is received and accepted by the transfer agent. To obtain the fund's most recent share price, go to deutschefunds.com (the Web site does not form a part of this prospectus) or call the phone number included in this prospectus.


WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.




OTHER RIGHTS WE RESERVE



You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions and redemption proceeds if we have been notified by the Internal Revenue Service that you are subject to backup withholding, if you fail to provide us with the correct taxpayer ID number and certain certifications, including certification that you are not subject to backup withholding, or if you are otherwise subject to withholding


o reject a new account application if you don't provide any required or requested identifying information, or for any other reason

o refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a fund's best interests or when a fund is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability


o pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which are subject to market risk until sold, may incur taxes and typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; a fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less


o change, add or withdraw various services, fees and account policies (for example, we may adjust a fund's investment minimums at any time)



UNDERSTANDING DISTRIBUTIONS AND TAXES


Each fund intends to distribute to its shareholders virtually all of its net earnings. Each fund can earn money in two ways: by receiving interest, dividends or other income from investments it holds and by selling investments for more than it paid for them. (Each fund's earnings are separate from any gains or losses stemming from your own purchase and sale of fund shares.) Each fund may not always pay a dividend or other distribution for a given period.


INCOME DIVIDENDS ARE DECLARED DAILY AND PAID MONTHLY. Short-term and long-term capital gains are distributed in November or December. Each fund may distribute at other times as needed.


Dividends declared and payable to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received by shareholders and paid by the fund on December 31 of that year, if such dividends are actually paid in January of the following year.



                                       26
PROSPECTUS December 1, 2017                             Investing in the Funds

Income distributions that are properly designated as exempt-interest dividends will not be subject to regular federal income tax, but they may be subject to the federal individual and corporate alternative minimum taxes.


YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND OTHER DISTRIBUTIONS. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without a sales charge (if applicable). Dividends and distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares.


BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE FEDERAL INCOME TAX CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale. In addition, if shares are redeemed to pay any account fees (e.g., an account maintenance fee), you may incur a tax liability.


Each fund intends to distribute tax-exempt interest as exempt-interest dividends, which are generally excluded from gross income for regular federal income tax purposes, but may be subject to alternative minimum tax and state and local income taxes. Distributions from other sources, if any, would be taxable as described below.


Dividends from each fund are generally tax-free for most shareholders, meaning that investors who are individuals can receive them without incurring federal and (for some investors) state and local income tax liability. However, there are a few exceptions:


o a portion of a fund's dividends may be taxable if it came from investments in taxable securities or tax-exempt market discount bonds;

o because a fund can invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax (AMT), you may owe taxes on a portion of your dividends if you are among those investors who must pay AMT. In addition, if you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in a fund may have on the federal taxation of your benefits; and

o  capital gains distributions may be taxable.


THE FEDERAL INCOME TAX STATUS of a fund's earnings you receive and transactions involving your shares generally depends on their type:




GENERALLY TAXED AT NET CAPITAL         GENERALLY TAXED AT ORDINARY
GAIN RATES:                            INCOME RATES:
 FUND DISTRIBUTIONS
 o    gains from the sale of securi-    o gains from the sale of securi-
      ties held (or treated as held)      ties held (or treated as held)
      by a fund for more than one         by a fund for one year or less
      year                              o all other taxable income
 o    qualified dividend income           (except for tax-exempt
                                          interest income)
 TRANSACTIONS INVOLVING FUND
 SHARES
 o    gains from selling fund          o gains from selling fund
      shares held for more than          shares held for one year or
      one year                           less


ANY DIRECT INVESTMENTS IN FOREIGN SECURITIES BY A FUND MAY BE SUBJECT TO FOREIGN WITHHOLDING TAXES. In that case, a fund's yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by a fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in a fund through a taxable account, your after-tax return could be negatively affected.


Investments in certain debt obligations or other securities may cause a fund to recognize income in excess of the cash generated by them. Thus, a fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


Each fund's use of derivatives, if any, may affect the amount, timing and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.


Distributions to individuals and other noncorporate shareholders of investment income reported by a fund as derived from qualified dividend income are eligible for taxation for federal income tax purposes at the more favorable net capital gain rates. Qualified dividend income generally includes dividends received by a fund from domestic and some foreign corporations. It does not include income from investments in debt securities or, generally, from real estate investment trusts. In addition, a fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to a fund's shares for the lower tax rates to apply. The fund does not expect to make distributions that constitute qualified dividend income.


YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION EARLY EACH YEAR. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.



                                       27
PROSPECTUS December 1, 2017                             Investing in the Funds

A 3.8% Medicare contribution tax is imposed on the "net investment income" of individuals, estates and trusts to the extent their income exceeds certain threshold amounts. For this purpose, net investment income generally includes taxable dividends, including any capital gain dividends paid by a fund, and net gains recognized on the sale, redemption or exchange of shares of a fund.


IF YOU INVEST RIGHT BEFORE A FUND PAYS A DIVIDEND, you'll be getting some of your investment back as a dividend, which may be taxable to you. You can avoid this by investing after a fund pays a dividend. In tax-advantaged accounts you generally do not need to worry about this.


If a fund's distributions exceed its current and accumulated earnings and profits, the excess will be treated for federal income tax purposes as a tax-free return of capital to the extent of your basis in your shares and thereafter as a capital gain. Because a return of capital distribution reduces the basis of your shares, a return of capital distribution may result in a higher capital gain or a lower capital loss when you sell your shares held in a taxable account.


CORPORATIONS are taxed at the same rates on ordinary income and capital gains but may be eligible for a dividends-received deduction to the extent of the amount of eligible dividends received by a fund from domestic corporations for the taxable year, provided certain holding period and other requirements are met.


Each fund does not expect to make distributions eligible for the corporate dividends received deduction.


Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investment, including any state and local tax consequences.



The above discussion summarizes certain federal income tax consequences for shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US and foreign tax consequences to you of an investment in a fund. For more information, see "Taxes" in the Statement of Additional Information.



                                       28
PROSPECTUS December 1, 2017                             Investing in the Funds

[GRAPHIC APPEARS HERE]





Financial Highlights




The financial highlights are designed to help you understand recent financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a fund would have earned (or lost), assuming all dividends and distributions were reinvested. The information below is for the Class S shares; financial highlights for Class T shares are not presented because Class T shares had not commenced investment operations prior to the date of this prospectus. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with each fund's financial statements, is included in each fund's annual report (see "Shareholder reports" on the back cover).




                                       29
PROSPECTUS December 1, 2017                               Financial Highlights

DEUTSCHE CALIFORNIA TAX-FREE INCOME FUND - CLASS S




                                                                           YEARS ENDED AUGUST 31,
                                                            2017        2016        2015        2014        2013
                                                         ----------  ----------  ----------  ----------  ----------
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $ 7.85      $ 7.63      $ 7.74     $  7.13     $  7.76
-------------------------------------------------------    ------      ------      ------     -------     -------
Income (loss) from investment operations:
  Net investment income(a)                                    .26         .29         .30         .32         .31
-------------------------------------------------------    ------      ------      ------     -------     -------
  Net realized and unrealized gain (loss)                   ( .25)        .22       ( .11)        .60       ( .63)
-------------------------------------------------------    ------      ------      ------     -------     -------
  TOTAL FROM INVESTMENT OPERATIONS                            .01         .51         .19         .92       ( .32)
-------------------------------------------------------    ------      ------      ------     -------     -------
Less distributions from:
  Net investment income                                     ( .26)      ( .29)      ( .30)      ( .31)      ( .31)
-------------------------------------------------------    ------      ------      ------     -------     -------
  Net realized gains                                        ( .00)*     ( .00)*     ( .00)*         -           -
-------------------------------------------------------    ------      ------      ------     -------     -------
  TOTAL DISTRIBUTIONS                                       ( .26)      ( .29)      ( .30)      ( .31)      ( .31)
-------------------------------------------------------    ------      ------      ------     -------     -------
  NET ASSET VALUE, END OF PERIOD                           $ 7.60      $ 7.85      $ 7.63     $  7.74     $  7.13
-------------------------------------------------------    ------      ------      ------     -------     -------
Total Return (%)(b)                                           .19        6.87        2.50       13.22       (4.32)
-------------------------------------------------------    ------      ------      ------     -------     -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                        487         469         427         436         375
-------------------------------------------------------    ------      ------      ------     -------     -------
Ratio of expenses before expense reductions (including
interest expense) (%)(c)                                      .76         .78         .77         .79         .79
-------------------------------------------------------    ------      ------      ------     -------     -------
Ratio of expenses after expense reductions (including
  interest
expense) (%)(c)                                               .61         .65         .64         .64         .65
-------------------------------------------------------    ------      ------      ------     -------     -------
Ratio of expenses after expense reductions (excluding
  interest
expense) (%)                                                  .58         .59         .59         .58         .59
-------------------------------------------------------    ------      ------      ------     -------     -------
Ratio of net investment income (%)                           3.42        3.77        3.87        4.27        4.06
-------------------------------------------------------    ------      ------      ------     -------     -------
Portfolio turnover rate (%)                                    49          21          26          47          37
-------------------------------------------------------    ------      ------      ------     -------     -------


(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.

(c) Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

*          Amount is less than $.005.

                                       30
PROSPECTUS December 1, 2017                               Financial Highlights

DEUTSCHE NEW YORK TAX-FREE INCOME FUND - CLASS S




                                                                             YEARS ENDED AUGUST 31,
                                                             2017         2016         2015         2014         2013
                                                         -----------  -----------  -----------  -----------  -----------
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $  11.11      $ 10.76      $ 10.92     $  10.28     $  11.31
-------------------------------------------------------   --------      -------      -------     --------     --------
Income (loss) from investment operations:
  Net investment income(a)                                     .36          .41          .42          .45          .44
-------------------------------------------------------   --------      -------      -------     --------     --------
  Net realized and unrealized gain (loss)                   (  .35)         .35       (  .16)         .64       ( 1.04)
-------------------------------------------------------   --------      -------      -------     --------     --------
  TOTAL FROM INVESTMENT OPERATIONS                             .01          .76          .26         1.09       (  .60)
-------------------------------------------------------   --------      -------      -------     --------     --------
Less distributions from:
  Net investment income                                     (  .36)      (  .41)      (  .42)      (  .45)      (  .43)
-------------------------------------------------------   --------      -------      -------     --------     --------
  Net realized gains                                             -       (  .00)*     (  .00)*          -            -
-------------------------------------------------------   --------      -------      -------     --------     --------
  TOTAL DISTRIBUTIONS                                       (  .36)      (  .41)      (  .42)      (  .45)      (  .43)
-------------------------------------------------------   --------      -------      -------     --------     --------
NET ASSET VALUE, END OF PERIOD                            $  10.76      $ 11.11      $ 10.76     $  10.92     $  10.28
-------------------------------------------------------   --------      -------      -------     --------     --------
Total Return (%)(b)                                            .19         7.19         2.39        10.77       ( 5.47)
-------------------------------------------------------   --------      -------      -------     --------     --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                         246          217          191          175          168
-------------------------------------------------------   --------      -------      -------     --------     --------
Ratio of expenses before expense reductions (including
interest expense) (%)(c)                                       .80          .79          .77          .79          .78
-------------------------------------------------------   --------      -------      -------     --------     --------
Ratio of expenses after expense reductions (including
  interest
expense) (%)(c)                                                .63          .63          .60          .60          .65
-------------------------------------------------------   --------      -------      -------     --------     --------
Ratio of expenses after expense reductions (excluding
  interest
expense) (%)                                                   .58          .58          .56          .54          .60
-------------------------------------------------------   --------      -------      -------     --------     --------
Ratio of net investment income (%)                            3.39         3.73         3.86         4.28         3.97
-------------------------------------------------------   --------      -------      -------     --------     --------
Portfolio turnover rate (%)                                     42           32           26           26           24
-------------------------------------------------------   --------      -------      -------     --------     --------


(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
*          Amount is less than $.005.

                                       31
PROSPECTUS December 1, 2017                               Financial Highlights

[GRAPHIC APPEARS HERE]





Appendix



HYPOTHETICAL EXPENSE SUMMARY

Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables reflect the maximum initial sales charge. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objective, risks, expenses and charges of the fund prior to investing.


DEUTSCHE CALIFORNIA TAX-FREE INCOME FUND - CLASS T




            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             2.50%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
             FEES &       EXPENSE       FEES &           FEES &            &
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         0.85%         1.55%       $ 10,154.63    $   334.59
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         0.98%         5.63%       $ 10,562.84    $   101.52
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         0.98%         9.87%       $ 10,987.47    $   105.60
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         0.98%        14.29%       $ 11,429.16    $   109.84
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         0.98%        18.89%       $ 11,888.62    $   114.26
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         0.98%        23.67%       $ 12,366.54    $   118.85
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         0.98%        28.64%       $ 12,863.67    $   123.63
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         0.98%        33.81%       $ 13,380.79    $   128.60
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         0.98%        39.19%       $ 13,918.70    $   133.77
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         0.98%        44.78%       $ 14,478.23    $   139.14
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 1,409.80
---                                                                  ----------


                                       32
PROSPECTUS December 1, 2017                                           Appendix

DEUTSCHE NEW YORK TAX-FREE INCOME FUND - CLASS T




            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             2.50%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
             FEES &       EXPENSE       FEES &           FEES &            &
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         0.92%         1.48%       $ 10,147.80    $   341.53
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         1.06%         5.48%       $ 10,547.62    $   109.69
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         1.06%         9.63%       $ 10,963.20    $   114.01
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         1.06%        13.95%       $ 11,395.15    $   118.50
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         1.06%        18.44%       $ 11,844.12    $   123.17
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         1.06%        23.11%       $ 12,310.78    $   128.02
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         1.06%        27.96%       $ 12,795.82    $   133.06
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         1.06%        33.00%       $ 13,299.98    $   138.31
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         1.06%        38.24%       $ 13,824.00    $   143.76
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         1.06%        43.69%       $ 14,368.66    $   149.42
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 1,499.47
---                                                                  ----------


ADDITIONAL INDEX INFORMATION


DEUTSCHE CALIFORNIA TAX-FREE INCOME FUND

The BLOOMBERG BARCLAYS MUNICIPAL BOND INDEX (name changed from Barclays Municipal Bond Index effective August 24, 2016) is an unmanaged, market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.


DEUTSCHE NEW YORK TAX-FREE INCOME FUND

The BLOOMBERG BARCLAYS MUNICIPAL BOND INDEX (name changed from Barclays Municipal Bond Index effective August 24, 2016) is an unmanaged, market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.


                                       33
PROSPECTUS December 1, 2017                                           Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS. Additional information about a fund's investments is available in a fund's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected fund performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI). This tells you more about a fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about a fund, contact Deutsche Asset Management ("Deutsche AM") at the phone number or address listed below. SAIs and shareholder reports are also available through the Deutsche AM Web site at deutschefunds.com. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at sec.gov. If you like, you may obtain copies of this information, after paying a duplicating fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below.


You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090.


In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call the number provided.


CONTACT INFORMATION


DEUTSCHE ASSET MANAGE-   PO Box 219151
MENT                     Kansas City, MO
                         64121-9151
                         deutschefunds.com
                         Shareholders:
                         (800) 728-3337
                         Investment professionals:
                         (800) 621-5027
SEC                      Public Reference Section
                         Washington, D.C. 20549-1520
                         SEC.GOV
DISTRIBUTOR              Deutsche AM Distributors, Inc.
                         222 South Riverside Plaza
                         Chicago, IL 60606-5808
                         (800) 621-1148
SEC FILE NUMBER          Deutsche State Tax-Free Income Series
                         Deutsche California Tax-Free Income
                         Fund
                         811-03657
                         Deutsche State Tax-Free Income Series
                         Deutsche New York Tax-Free Income
                         Fund
                         811-03657



                                                   Deutsche
                                                   Asset Management [DB Logo]







(12/01/17) DCATFDNYTFIF-T-1

Deutsche
Asset Management




Statement of Additional Information

December 1, 2017




DEUTSCHE STATE TAX-FREE INCOME SERIES


Deutsche California Tax-Free Income Fund
CLASS/TICKER                              A   KCTAX     C   KCTCX     S   SDCSX

...............................................................................



Deutsche New York Tax-Free Income Fund
CLASS/TICKER                            A   KNTAX     C   KNTCX     S   SNWYX




This combined Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the prospectus for each fund dated December 1, 2017, as supplemented, a copy of which may be obtained without charge by calling (800) 728-3337; by visiting deutschefunds.com (the Web site does not form a part of this SAI); or from the firm from which this SAI was obtained. This SAI is incorporated by reference into the prospectus.



Portions of the Annual Report to Shareholders of each fund are incorporated herein by reference, and are hereby deemed to be part of this SAI. Reports to Shareholders may also be obtained without charge by calling the number provided in the preceding paragraph.

This SAI is divided into two Parts - Part I and Part II. Part I contains information that is specific to each fund, while Part II contains information that generally applies to each of the funds in the Deutsche funds.


                                                                       [DB Logo]

STATEMENT OF ADDITIONAL INFORMATION (SAI) - PART I



                                                                                           PAGE
Part I...................................................................................   I-1
  Definitions............................................................................   I-1
  Fund Organization......................................................................   I-1
  Management of Each Fund................................................................   I-1
  Sales Charges and Distribution Plan Payments...........................................   I-2
  Portfolio Transactions, Brokerage Commissions and Securities Lending Activities........   I-2
  Investments............................................................................   I-2
  Investment Restrictions................................................................   I-3
  Taxes..................................................................................   I-5
  Independent Registered Public Accounting Firm, Reports to Shareholders and Financial      I-5
    Statements............................................................................
  Additional Information.................................................................   I-5
  Part I: Appendix I-A - Board Member Share Ownership and Control Persons................   I-6
  Part I: Appendix I-B - Board Committees and Meetings...................................  I-11
  Part I: Appendix I-C - Board Member Compensation.......................................  I-15
  Part I: Appendix I-D - Portfolio Management............................................  I-17
  Part I: Appendix I-E - Service Provider Compensation...................................  I-20
  Part I: Appendix I-F - Sales Charges...................................................  I-22
  Part I: Appendix I-G - Distribution Plan Payments......................................  I-23
  Part I: Appendix I-H - Portfolio Transactions and Brokerage Commissions................  I-24
  Part I: Appendix I-I - Investments, Practices and Techniques, and Risks................  I-25
  Part I: Appendix I-J - Securities Lending Activities...................................  I-27
  Part I: Appendix I-K - Additional Information..........................................  I-28
  Part I: Appendix I-L - State Specific Risk Factors - California and New York...........  I-29
Part II..................................................................................  II-1
Detailed Part II table of contents precedes page II-1

PART I

DEFINITIONS

"1934 Act" - the Securities Exchange Act of 1934, as amended


"1940 Act" - the Investment Company Act of 1940, as amended


"Code" - the Internal Revenue Code of 1986, as amended


"SEC" - the Securities and Exchange Commission


"DIMA" or "Advisor" or "Administrator" - Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154



"DDI" or "Distributor" - Deutsche AM Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606


"DSC" or "Transfer Agent" - Deutsche AM Service Company, 210 W. 10th Street, Kansas City, Missouri 64105-1614



"Deutsche funds" - the US registered investment companies advised by DIMA


"Board Members" - Members of the Board of Trustees of the Trust


"Board" - Board of Trustees of the Trust


"Independent Board Members"- Board Members who are not interested persons (as defined in the 1940 Act) of the fund, the investment advisor or the distributor


"fund" or "series" - Deutsche California Tax-Free Income Fund and/or Deutsche New York Tax-Free Income Fund as the context may require


"Custodian" - State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111


"Fund Legal Counsel" - Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601


"Trustee/Director Legal Counsel" - Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199


"Trust" - Deutsche State Tax-Free Income Series

"NRSRO"- a nationally recognized statistical rating organization


"S&P" - Standard & Poor's Ratings Services, an NRSRO


"Moody's" - Moody's Investors Service, Inc., an NRSRO


"Fitch" - Fitch Ratings, an NRSRO



FUND ORGANIZATION

Deutsche California Tax-Free Income Fund and Deutsche New York Tax-Free Income Fund are series of Deutsche State Tax-Free Income Series, a Massachusetts business trust organized on October 24, 1985. On August 11, 2014, DWS State Tax-Free Income Series was renamed Deutsche State Tax-Free Income Series, and DWS California Tax-Free Income Fund and DWS New York Tax-Free Income Fund were renamed Deutsche California Tax-Free Income Fund and Deutsche New York Tax-Free Income Fund, respectively. On February 6, 2006, Scudder State Tax-Free Income Series was renamed DWS State Tax-Free Income Series, and Scudder California Tax-Free Income Fund and Scudder New York Tax-Free Income Fund were renamed DWS California Tax-Free Income Fund and DWS New York Tax-Free Income Fund, respectively.


The Trust is governed by an Amended and Restated Declaration of Trust dated June 2, 2008, as may be further amended from time to time (the "Declaration of Trust"). The Declaration of Trust was last approved by shareholders in 2008. Additional information about each Trust is set forth in PART II under "Fund Organization."



MANAGEMENT OF EACH FUND


BOARD MEMBERS AND OFFICERS' IDENTIFICATION AND BACKGROUND

The identification and background of the Board Members and officers are set forth in PART II - APPENDIX II-A.


BOARD COMMITTEES AND COMPENSATION

Compensation paid to the Independent Board Members, for certain specified periods is set forth in PART I - APPENDIX I-C. Information regarding the committees of the Board, is set forth in PART I - APPENDIX I-B.

BOARD MEMBER SHARE OWNERSHIP AND CONTROL PERSONS

Information concerning the ownership of fund shares by Board Members and officers, as a group, as well as the dollar range value of each Board Member's share ownership in each fund and, on an aggregate basis, in all Deutsche funds overseen, by investors who control the fund, if any, and by investors who own 5% or more of any class of fund shares, if any, is set forth in PART I - APPENDIX I-A.


PORTFOLIO MANAGEMENT

Information regarding each fund's portfolio manager(s), including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is set forth in PART I - APPENDIX I-D and PART II - APPENDIX II-B. This section does not apply to money market funds.


SERVICE PROVIDER COMPENSATION

Compensation paid by each fund to certain of its service providers for various services, including investment advisory, administrative, transfer agency, and, for certain funds, fund accounting services and subadvisory services, is set forth in PART I - APPENDIX I-E. For information regarding payments made to DDI, see PART I - APPENDIX I-F. The service provider compensation and underwriting and sales commission information is not applicable to new funds that have not completed a fiscal reporting period. Fee rates for services of the above-referenced service providers are included in PART II - APPENDIX II-C.



SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS


SALES CHARGES

Sales charges paid in connection with the purchase and sale of fund shares for the three most recent fiscal years are set forth in PART I - APPENDIX I-F. This information is not applicable to funds/classes that do not impose sales charges, or to new funds/classes that have not completed a fiscal reporting period.


DISTRIBUTION PLAN PAYMENTS

Payments made by each fund for the most recent fiscal year under each fund's Rule 12b-1 Plans are set forth in PART I - APPENDIX I-G. This information is not applicable to funds/classes that do not incur expenses paid in connection with Rule 12b-1 Plans, or to new funds/ classes that have not completed a fiscal reporting period.




PORTFOLIO TRANSACTIONS, BROKERAGE COMMISSIONS AND SECURITIES LENDING ACTIVITIES



PORTFOLIO TURNOVER

The portfolio turnover rates for the two most recent fiscal years are set forth in PART I - APPENDIX I-H. This section does not apply to money market funds or to new funds that have not completed a fiscal reporting period.


BROKERAGE COMMISSIONS

Total brokerage commissions paid by each fund for the three most recent fiscal years are set forth in PART I - APPENDIX I-H. This section does not apply to new funds that have not completed a fiscal reporting period.


Each fund's policy with respect to portfolio transactions and brokerage is set forth under "Portfolio Transactions" in PART II of this SAI.



SECURITIES LENDING ACTIVITIES

Information regarding securities lending activities of each fund, if any, during its most recent fiscal year is set forth in PART I - APPENDIX I-J.


Additional information regarding securities lending in general is set forth under "Lending of Portfolio Securities" in PART II of this SAI.




INVESTMENTS

INVESTMENTS, PRACTICES AND TECHNIQUES, AND RISKS


PART I - APPENDIX I-I includes a list of the investments, practices and techniques, and risks which each fund may employ (or be subject to) in pursuing its investment objective. PART II - APPENDIX II-G includes a description of these investments, practices and techniques, and risks. PART I - APPENDIX I-L includes additional information on state specific risk factors and taxes for the funds.

INVESTMENT RESTRICTIONS

Unless otherwise stated, the policies below apply to each fund.


Except as otherwise indicated, each fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that each fund's investment objective will be met.


Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a fund.



Deutsche California Tax-Free Income Fund has elected to be classified as a diversified series of an open-end management investment company. A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer (other than cash and cash items, US government securities or securities of other investment companies) or invest in more than 10% of the outstanding voting securities of such issuer. A fund's election to be classified as diversified under the 1940 Act may not be changed without the vote of a majority of the outstanding voting securities (as defined herein) of the fund.


Deutsche New York Tax-Free Income Fund has elected to be classified as a non-diversified series of an open-end management investment company. A non-diversified fund may invest a greater proportion of its assets in a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market's assessment of the issuers.



The following fundamental policies may not be changed without the approval of a majority of the outstanding voting securities of a fund which, under the 1940 Act and the rules thereunder and as used in this SAI, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a fund.


As a matter of fundamental policy, a fund may not do any of the following:

(1) borrow money, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.


(2) issue senior securities, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.


(3) purchase or sell commodities, except as permitted by the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.


(4) engage in the business of underwriting securities issued by others, except to the extent that the fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.


(5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund's ownership of securities.


(6) make loans except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.


(7) concentrate its investments in a particular industry, as that term is used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.


For purposes of the fund's fundamental concentration policy set forth above, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.


Under normal circumstances, Deutsche California Tax-Free Income Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in securities whose income is free from regular federal income tax and California state income tax.

Under normal circumstances, Deutsche New York Tax-Free Income Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose income is free from regular federal income tax and New York state personal income tax.


Each fund does not consider private activity bonds to be municipal securities for purposes of its 80% requirement.


The following is intended to help investors better understand the meaning of a fund's fundamental policies by briefly describing limitations, if any, imposed by the 1940 Act. References to the 1940 Act below may encompass rules, regulations or orders issued by the SEC and, to the extent deemed appropriate by the fund, interpretations and guidance provided by the SEC staff. These descriptions are intended as brief summaries of such limitations as of the date of this SAI; they are not comprehensive and they are qualified in all cases by reference to the 1940 Act (including any rules, regulations or orders issued by the SEC and any relevant interpretations and guidance provided by the SEC staff). These descriptions are subject to change based on evolving guidance by the appropriate regulatory authority and are not part of a fund's fundamental policies.


The 1940 Act generally permits a fund to borrow money in amounts of up to 33 1-3% of its total assets from banks for any purpose. The 1940 Act requires that after any borrowing from a bank, a fund shall maintain an asset coverage of at least 300% for all of the fund's borrowings, and, in the event that such asset coverage shall at any time fall below 300%, a fund must, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of all of a fund's borrowings shall be at least 300%. In addition, a fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). For additional information, see "Borrowing" in PART II - APPENDIX II-G.


Under the 1940 Act, a senior security does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of a fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). The SEC and/or its staff has indicated that certain investment practices may raise senior security issues unless a fund takes appropriate steps to segregate assets against, or cover, its obligations. A fund is permitted to engage in the investment practices described in its prospectus and in its SAI.


For additional information regarding the fund's asset segregation practices, see "Asset Segregation" in PART II - APPENDIX II-G.


At present, the 1940 Act does not set forth a maximum percentage of a fund's assets that may be invested in commodities.


Under the 1940 Act, a fund generally may not lend portfolio securities representing more than one-third of its total asset value (including the value of collateral received for loans of portfolio securities).


The SEC staff currently interprets concentration to mean investing more than 25% of a fund's assets in a particular industry or group of industries (excluding US government securities).


OTHER INVESTMENT POLICIES. The Board has adopted certain additional non-fundamental policies and restrictions which are observed in the conduct of a fund's affairs. They differ from fundamental investment policies in that they may be changed or amended by action of the Board without requiring prior notice to, or approval of, the shareholders.


As a matter of non-fundamental policy:


(1) the fund may not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund's net assets would be invested in such securities.


(2) the fund may not acquire securities of other investment companies, except as permitted by the 1940 Act and the rules, regulations and any applicable exemptive order issued thereunder.


(3) the fund may not purchase warrants if, as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value).


(4) the Board has the discretion to retain the current distribution arrangement for the fund while investing in a master fund in a master-feeder structure (this policy would permit the Board, without shareholder approval to convert the fund to a master-feeder structure).


(5) the fund may invest more than 25% of its assets in municipal securities that are repayable out of revenue streams generated from economically related projects or facilities.


(6) the fund may invest more than 25% of its total assets in industrial development or other private activity bonds, subject to its fundamental investment policies.


(7) the fund may not purchase options, unless the aggregate premiums paid on all such options held by the fund at any time do not exceed 20% of its total assets; or sell put options, if, as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets.


(8) the fund will not sell put options if, as a result, more than 50% of the fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon.


(9) the fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay.


For the purpose of the fund's investment restrictions, the identification of the "issuer" of municipal obligations which are not general obligation bonds is made by the Advisor on the basis of the characteristics of the obligation described herein, the most significant of which is the source of funds for the payment of principal and interest on such obligations.


For purposes of non-fundamental policy (1), and for so long as it remains a position of the SEC, fixed time deposits maturing in more than seven days that cannot be traded on a secondary market and participation interests in loans will be treated as illiquid. Restricted securities (including commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933) that the Board has determined to be readily marketable will not be deemed to be illiquid for purposes of non-fundamental policy (1).

TAXES

Important information concerning the tax consequences of an investment in each fund is contained in PART II - APPENDIX II-H.



INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

The financial highlights of each fund included in its prospectus and financial statements incorporated by reference into this SAI have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116. Ernst & Young LLP is an independent registered public accounting firm. The report is given on the authority of said firm as experts in auditing and accounting. The independent registered public accounting firm audits the financial statements of each fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.



The financial statements, together with the report of the Independent Registered Public Accounting Firm, financial highlights and notes to financial statements in the Annual Report to the Shareholders of each fund, dated August 31, 2017, are incorporated herein by reference and are hereby deemed to be a part of this combined SAI.




ADDITIONAL INFORMATION

For information on CUSIP numbers and fund fiscal year end information, see PART I - APPENDIX I-K.

PART I: APPENDIX I-A - BOARD MEMBER SHARE OWNERSHIP AND CONTROL PERSONS


BOARD MEMBER SHARE OWNERSHIP IN EACH FUND


The following tables show the dollar range of equity securities beneficially owned by each Board Member in each fund and in Deutsche funds as of December 31, 2016.



DOLLAR RANGE OF BENEFICIAL OWNERSHIP/(1)/


BOARD MEMBER                DEUTSCHE CALIFORNIA TAX-FREE INCOME FUND     DEUTSCHE NEW YORK TAX-FREE INCOME FUND
 INDEPENDENT BOARD MEMBER:
John W. Ballantine                           None                                        None
Henry P. Becton, Jr.                         None                                        None
Dawn-Marie Driscoll                    $10,001 - $50,000                           $10,001 - $50,000
Keith R. Fox                                 None                                        None
Paul K. Freeman                              None                                        None
Kenneth C. Froewiss                          None                                        None
Richard J. Herring                           None                                        None
William McClayton                            None                                        None
Rebecca W. Rimel                             None                                        None
William N. Searcy, Jr.                       None                                        None
Jean Gleason Stromberg                       None                                        None


AGGREGATE DOLLAR RANGE OF BENEFICIAL OWNERSHIP/(1)/



                             FUNDS OVERSEEN BY
                            BOARD MEMBER IN THE
                              DEUTSCHE FUNDS
INDEPENDENT BOARD MEMBER:
John W. Ballantine            Over $100,000
Henry P. Becton, Jr.          Over $100,000
Dawn-Marie Driscoll           Over $100,000
Keith R. Fox                  Over $100,000
Paul K. Freeman               Over $100,000
Kenneth C. Froewiss           Over $100,000
Richard J. Herring            Over $100,000
William McClayton             Over $100,000
Rebecca W. Rimel              Over $100,000
William N. Searcy, Jr.        Over $100,000
Jean Gleason Stromberg        Over $100,000



(1)   The dollar ranges are: None, $1 - $10,000, $10,001 - $50,000, $50,001 -
$100,000, or over $100,000.


OWNERSHIP IN SECURITIES OF THE ADVISOR AND RELATED COMPANIES


As reported to each fund, the information in the table below reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2016. An immediate family member can be a spouse, children residing in the same household, including step and adoptive children, and any dependents.

The securities represent ownership in the Advisor or Distributor and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or Distributor (including Deutsche Bank AG).



                               OWNER AND                                     VALUE OF           PERCENT OF
INDEPENDENT                 RELATIONSHIP TO                 TITLE OF     SECURITIES ON AN       CLASS ON AN
BOARD MEMBER                  BOARD MEMBER      COMPANY       CLASS       AGGREGATE BASIS     AGGREGATE BASIS
John W. Ballantine                               None
Henry P. Becton, Jr.                             None
Dawn-Marie Driscoll                              None
Keith R. Fox                                     None
Paul K. Freeman                                  None
Kenneth C. Froewiss                              None
Richard J. Herring                               None
William McClayton                                None
Rebecca W. Rimel                                 None
William N. Searcy, Jr.                           None
Jean Gleason Stromberg                           None




As of November 2, 2017, all Board Members and officers owned, as a group, less than 1% of the outstanding shares of a fund.



25% OR GREATER OWNERSHIP


Shareholders who beneficially own 25% or more of a fund's shares may have a significant impact on any shareholder vote of the fund. The following table identifies those investors who owned 25% or more of a fund's shares as of November 2, 2017:


DEUTSCHE CALIFORNIA TAX-FREE INCOME FUND




NAME AND ADDRESS OF INVESTOR                 SHARES          PERCENTAGE
NATIONAL FINANCIAL SERVICES LLC            37,130,022.07        27.90%
FOR EXCLUSIVE BENE OF OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT - 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995




DEUTSCHE NEW YORK TAX-FREE INCOME FUND




NAME AND ADDRESS OF INVESTOR                 SHARES          PERCENTAGE
NATIONAL FINANCIAL SERVICES LLC            10,750,872.02        28.84%
FOR EXCLUSIVE BENE OF OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT - 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995



5% OR GREATER OWNERSHIP OF SHARE CLASSES



The following table identifies those investors who owned 5% or more of a fund share class as of November 2, 2017. All holdings are of record, unless otherwise indicated.

DEUTSCHE CALIFORNIA TAX-FREE INCOME FUND



NAME AND ADDRESS OF INVESTOR                  SHARES          CLASS     PERCENTAGE
FIRST CLEARING LLC                         10,825,290.443      A           17.43%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
ST LOUIS MO 63103-2523
MORGAN STANLEY SMITH BARNEY                 7,162,464.310      A           11.54%
HARBORSIDE FINANCIAL CENTER
PLAZA II 3RD FLOOR
JERSEY CITY NJ 07311
NATIONAL FINANCIAL SERVICES LLC             5,374,258.663      A            8.66%
FOR EXCLUSIVE BENE OF OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT - 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
UBS WM USA                                  5,139,003.410      A            8.28%
OMNI ACCOUNT M/F
SPEC CDY A/C EXCL BEN CUST UBSFSI
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761
PERSHING LLC                                3,663,989.782      A            5.90%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001
MLPF&S FOR THE SOLE BENEFIT OF              3,275,337.008      A            5.27%
ITS CUSTOMERS
ATTN FUND ADMINISTRATION XXXXX
4800 DEER LAKE DR EAST 2ND FLOOR
JACKSONVILLE FL 32246-6484
FIRST CLEARING LLC                          1,321,545.790      C           23.96%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
ST LOUIS MO 63103-2523
MORGAN STANLEY SMITH BARNEY                   857,878.490      C           15.55%
HARBORSIDE FINANCIAL CENTER
PLAZA II 3RD FLOOR
JERSEY CITY NJ 07311
MLPF&S FOR THE SOLE BENEFIT OF                718,728.196      C           13.03%
ITS CUSTOMERS
ATTN FUND ADMINISTRATION #XXXXX
4800 DEER LAKE DR EAST 2ND FL
JACKSONVILLE FL 32246-6484
UBS WM USA                                    602,714.320      C           10.93%
OMNI ACCOUNT M/F
SPEC CDY A/C EXCL BEN CUST UBSFSI
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761

NAME AND ADDRESS OF INVESTOR                 SHARES          CLASS     PERCENTAGE
AMERICAN ENTERPRISE INVESTMENT SVC           374,066.798      C           6.78%
707 2ND AVE S
MINNEAPOLIS MN 55402-2405
CHARLES SCHWAB & CO INC                      353,293.404      C           6.40%
SPECIAL CUSTODY ACCT FBO CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151
PERSHING LLC                                 297,826.970      C           5.40%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001
NATIONAL FINANCIAL SERVICES LLC           31,508,340.500      S          48.16%
FOR EXCLUSIVE BENE OF OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT - 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
CHARLES SCHWAB & CO INC                    3,683,738.013      S           5.63%
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
FIRST CLEARING LLC                         3,626,086.677      S           5.54%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
ST LOUIS MO 63103-2523



DEUTSCHE NEW YORK TAX-FREE INCOME FUND



NAME AND ADDRESS OF INVESTOR             SHARES          CLASS     PERCENTAGE
PERSHING LLC                           1,833,506.467      A           15.39%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001
FIRST CLEARING LLC                     1,768,828.128      A           14.85%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
ST LOUIS MO 63103-2523
MLPF&S FOR THE SOLE BENEFIT OF         1,063,374.464      A            8.93%
ITS CUSTOMERS
ATTN FUND ADMINISTRATION XXXX
4800 DEER LAKE DR EAST 2ND FL
JACKSONVILLE FL 32246-6484
MORGAN STANLEY SMITH BARNEY              687,739.213      A            5.77%
HARBORSIDE FINANCIAL CENTER
PLAZA II 3RD FLOOR
JERSEY CITY NJ 07311

NAME AND ADDRESS OF INVESTOR               SHARES          CLASS     PERCENTAGE
MLPF&S FOR THE SOLE BENEFIT OF             474,541.774      C           26.88%
ITS CUSTOMERS
ATTN FUND ADMINISTRATION (XXXXXX)
4800 DEER LAKE DR EAST 3RD FL
JACKSONVILLE FL 32246-6484
FIRST CLEARING LLC                         278,038.193      C           15.75%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
ST LOUIS MO 63103-2523
MORGAN STANLEY SMITH BARNEY                246,127.523      C           13.94%
HARBORSIDE FINANCIAL CENTER
PLAZA II 3RD FLOOR
JERSEY CITY NJ 07311
PERSHING LLC                               216,724.388      C           12.28%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001
RAYMOND JAMES                              130,344.523      C            7.38%
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM XXXXXXXX
ATTN COURTNEY WALLER
880 CARILLON PARKWAY
ST PETERSBURG FL 33716-1100
NATIONAL FINANCIAL SERVICES LLC         10,268,207.339      S           43.50%
FOR EXCLUSIVE BENE OF OUR
CUSTOMERS
ATTN MUTUAL FUNDS DEPT - 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
CHARLES SCHWAB & CO INC                  1,300,524.940      S            5.51%
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

PART I: APPENDIX I-B - BOARD COMMITTEES AND MEETINGS


INFORMATION CONCERNING COMMITTEES AND MEETINGS OF THE BOARD


The Board oversees the operations of the Deutsche funds and meets periodically to oversee fund activities, and to review fund performance and contractual arrangements with fund service providers. The Board met 6 times during the most recently completed calendar year.



BOARD LEADERSHIP STRUCTURE

A fund's Board is responsible for the general oversight of a fund's affairs and for assuring that the fund is managed in the best interests of its shareholders. The Board regularly reviews a fund's investment performance as well as the quality of other services provided to a fund and its shareholders by DIMA and its affiliates, including administration and shareholder servicing. At least annually, the Board reviews and evaluates the fees and operating expenses paid by a fund for these services and negotiates changes that it deems appropriate. In carrying out these responsibilities, the Board is assisted by a fund's auditors, independent counsel and other experts as appropriate, selected by and responsible to the Board.


Independent Board Members are not considered "interested persons" (as defined in the 1940 Act) of the fund or its investment adviser. These Independent Board Members must vote separately to approve all financial arrangements and other agreements with a fund's investment adviser and other affiliated parties. The role of the Independent Board Members has been characterized as that of a "watchdog" charged with oversight to protect shareholders' interests against overreaching and abuse by those who are in a position to control or influence a fund. A fund's Independent Board Members meet regularly as a group in executive session without representatives of the investment adviser present. An Independent Board Member currently serves as chairman of the Board.


Taking into account the number, the diversity and the complexity of the funds overseen by the Board Members and the aggregate amount of assets under management in the Deutsche funds, the Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. These committees, which are described in more detail below, review and evaluate matters specified in their charters and/or enabling resolutions, and take actions on those matters and/or make recommendations to the Board as appropriate. Each committee may utilize the resources of a fund's counsel and auditors as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The membership and chair of each committee are appointed by the Board upon recommendation of the Nominating and Governance Committee. The membership and chair of each committee consists exclusively of Independent Board Members.


The Board has determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of the fund's affairs. While risk management is the primary responsibility of a fund's investment adviser, the Board regularly receives reports regarding investment risks and compliance risks. The Board's committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the Deutsche funds and to discuss with the fund's investment adviser and administrator how it monitors and controls such risks.

BOARD COMMITTEES. The Board has established the following standing committees:
Audit Committee and Valuation Sub-Committee, Nominating and Governance Committee, Contract Committee, Investment Oversight Committee, Operations Committee and Dividend Committee.



                        NUMBER OF
                     MEETINGS IN LAST
NAME OF COMMITTEE     CALENDAR YEAR   FUNCTIONS                                             CURRENT MEMBERS
AUDIT COMMITTEE             8         Assists the Board in fulfilling its responsibility    Paul K. Freeman (Chair),
                                      for oversight of (1) the integrity of the financial   William McClayton (Vice
                                      statements, (2) the fund's accounting and             Chair), John W. Ballantine,
                                      financial reporting policies and procedures, (3)      Henry P. Becton, Jr. and
                                      the fund's compliance with legal and regulatory       Richard J. Herring
                                      requirements related to accounting and
                                      financial reporting, (4) valuation of fund assets
                                      and securities and (5) the qualifications,
                                      independence and performance of the
                                      independent registered public accounting firm
                                      for the fund. Oversees the valuation of the
                                      fund's securities and other assets and
                                      determines, as needed, the fair value of fund
                                      securities or other assets under certain
                                      circumstances as described in the fund's
                                      Valuation Procedures. The Audit Committee
                                      has appointed a Valuation Sub-Committee,
                                      which may make determinations of fair value
                                      required when the Audit Committee is not in
                                      session. The current members of the fund's
                                      Valuation Sub-Committee are Paul K. Freeman,
                                      Richard J. Herring, John W. Ballantine
                                      (Alternate), Henry P. Becton, Jr. (Alternate) and
                                      William McClayton (Alternate). The Audit
                                      Committee also approves and recommends to
                                      the Board the appointment, retention or
                                      termination of the independent registered
                                      public accounting firm for the fund, reviews the
                                      scope of audit and internal controls, considers
                                      and reports to the Board on matters relating to
                                      the fund's accounting and financial reporting
                                      practices, and performs such other tasks as
                                      the full Board deems necessary or appropriate.

                        NUMBER OF
                     MEETINGS IN LAST
NAME OF COMMITTEE     CALENDAR YEAR   FUNCTIONS                                            CURRENT MEMBERS
NOMINATING AND              5         Recommends individuals for membership on             Rebecca W. Rimel (Chair),
GOVERNANCE                            the Board, nominates officers, Board and             Henry P. Becton, Jr. (Vice
COMMITTEE                             committee chairs, vice chairs and committee          Chair), Kenneth C. Froewiss
                                      members, and oversees the operations of the          and William McClayton
                                      Board. The Nominating and Governance
                                      Committee has not established specific,
                                      minimum qualifications that must be met by an
                                      individual to be considered by the Nominating
                                      and Governance Committee for nomination as
                                      a Board Member. The Nominating and
                                      Governance Committee may take into account
                                      a wide variety of factors in considering Board
                                      Member candidates, including, but not limited
                                      to: (i) availability and commitment of a
                                      candidate to attend meetings and perform his
                                      or her responsibilities to the Board, (ii) relevant
                                      industry and related experience, (iii)
                                      educational background, (iv) financial expertise,
                                      (v) an assessment of the candidate's ability,
                                      judgment and expertise, and (vi) the current
                                      composition of the Board. The Committee
                                      generally believes that the Board benefits from
                                      diversity of background, experience and views
                                      among its members, and considers this as a
                                      factor in evaluating the composition of the
                                      Board, but has not adopted any specific policy
                                      in this regard. The Nominating and Governance
                                      Committee reviews recommendations by
                                      shareholders for candidates for Board positions
                                      on the same basis as candidates
                                      recommended by other sources. Shareholders
                                      may recommend candidates for Board
                                      positions by forwarding their correspondence
                                      by US mail or courier service to Keith R. Fox,
                                      Deutsche Funds Board Chair, c/o Thomas R.
                                      Hiller, Ropes & Gray LLP, Prudential Tower, 800
                                      Boylston Street, Boston, MA 02199-3600.
CONTRACT                    6         Reviews at least annually, (a) the fund's            John W. Ballantine (Chair),
COMMITTEE                             financial arrangements with DIMA and its             Dawn-Marie Driscoll (Vice
                                      affiliates, and (b) the fund's expense ratios.       Chair), Paul K. Freeman,
                                                                                           Richard J. Herring, William
                                                                                           N. Searcy, Jr. and Jean
                                                                                           Gleason Stromberg
INVESTMENT                  5         Reviews the investment operations of the             William McClayton (Chair),
OVERSIGHT                             funds.                                               Richard J. Herring (Vice
COMMITTEE                                                                                  Chair), John W. Ballantine,
                                                                                           Henry P. Becton, Jr., Dawn-
                                                                                           Marie Driscoll, Paul K.
                                                                                           Freeman, Kenneth C.
                                                                                           Froewiss, Rebecca W.
                                                                                           Rimel, William N. Searcy, Jr.
                                                                                           and Jean Gleason
                                                                                           Stromberg

                        NUMBER OF
                     MEETINGS IN LAST
NAME OF COMMITTEE     CALENDAR YEAR   FUNCTIONS                                          CURRENT MEMBERS
OPERATIONS                  5         Reviews the administrative operations and          William N. Searcy, Jr.
COMMITTEE                             general compliance matters of the fund.            (Chair), Kenneth C. Froewiss
                                      Reviews administrative matters related to the      (Vice Chair), Dawn-Marie
                                      operations of the fund, policies and procedures    Driscoll, Rebecca W. Rimel
                                      relating to portfolio transactions, custody        and Jean Gleason
                                      arrangements, fidelity bond and insurance          Stromberg
                                      arrangements and such other tasks as the full
                                      Board deems necessary or appropriate.
DIVIDEND                    0         Authorizes dividends and other distributions for   Keith R. Fox, Kenneth C.
COMMITTEE                             those funds that are organized as series of a      Froewiss, John W.
                                      Maryland corporation. Committee meets on an        Ballantine (Alternate), Henry
                                      as-needed basis. The Committee applies only        P. Becton, Jr. (Alternate),
                                      to the following corporations: Deutsche Global/    Dawn-Marie Driscoll
                                      International Fund, Inc., Deutsche International   (Alternate), Paul K. Freeman
                                      Fund, Inc., Deutsche High Income                   (Alternate), Richard J.
                                      Opportunities Fund, Inc. and Deutsche Value        Herring (Alternate), William
                                      Series, Inc.                                       McClayton (Alternate),
                                                                                         Rebecca W. Rimel
                                                                                         (Alternate), William N.
                                                                                         Searcy, Jr. (Alternate) and
                                                                                         Jean Gleason Stromberg
                                                                                         (Alternate)



AD HOC COMMITTEES. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

PART I: APPENDIX I-C - BOARD MEMBER COMPENSATION

Each Independent Board Member receives compensation from each fund for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairperson and Vice Chairperson. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from a fund or any fund in the Deutsche fund complex.



Board Members who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from the fund, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by a fund. The following tables show, for each Independent Board Member, compensation from each fund during its most recently completed fiscal year, and aggregate compensation from all of the funds in the Deutsche fund complex during calendar year 2016.



AGGREGATE COMPENSATION FROM EACH FUND



BOARD MEMBER                DEUTSCHE CALIFORNIA TAX-FREE INCOME FUND     DEUTSCHE NEW YORK TAX-FREE INCOME FUND
 INDEPENDENT BOARD MEMBER:
John W. Ballantine         $4,106                                       $1,616
Henry P. Becton, Jr.       $3,755                                       $1,488
Dawn-Marie Driscoll        $3,828                                       $1,512
Keith R. Fox               $4,941                                       $1,926
Paul K. Freeman            $4,106                                       $1,616
Kenneth C. Froewiss        $4,214                                       $1,649
Richard J. Herring         $3,755                                       $1,488
William McClayton          $4,077                                       $1,606
Rebecca W. Rimel           $4,106                                       $1,616
William N. Searcy, Jr.     $4,033                                       $1,591
Jean Gleason Stromberg     $3,755                                       $1,488



TOTAL COMPENSATION FROM DEUTSCHE FUND COMPLEX



                                  TOTAL COMPENSATION
                                  FROM EACH FUND AND
BOARD MEMBER                  DEUTSCHE FUND COMPLEX/(1)/
INDEPENDENT BOARD MEMBER:
John W. Ballantine/(4)/      $300,000
Henry P. Becton, Jr.         $275,000
Dawn-Marie Driscoll/(4)/     $300,000
Keith R. Fox/(4)/            $300,000
Paul K. Freeman/(4)/         $300,000
Kenneth C. Froewiss/(2)/     $375,000
Richard J. Herring           $275,000
William McClayton/(3)/       $290,000
Rebecca W. Rimel/(4)/        $300,000
William N. Searcy, Jr.       $275,000
Jean Gleason Stromberg       $275,000

(1) For each Independent Board Member total compensation from the Deutsche fund complex represents compensation from 98 funds as of December 31, 2016.


(2) Includes $100,000 in annual retainer fees received by Mr. Froewiss as Chairperson of Deutsche funds.

(3) Includes $15,000 in annual retainer fees received by Mr. McClayton as Vice Chairperson of Deutsche funds.


(4) Includes $25,000 in annual retainer fees for serving as Chairperson of a Board committee.

PART I: APPENDIX I-D - PORTFOLIO MANAGEMENT


FUND OWNERSHIP OF PORTFOLIO MANAGERS

The following table shows the dollar range of shares owned beneficially and of record by the portfolio management team for each fund as well as in all Deutsche funds as a group, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of each fund's most recent fiscal year end.


DEUTSCHE CALIFORNIA TAX-FREE INCOME FUND



                                DOLLAR RANGE OF      DOLLAR RANGE OF ALL DEUTSCHE
NAME OF PORTFOLIO MANAGER      FUND SHARES OWNED          FUND SHARES OWNED
Ashton P. Goodfield           $0                        $500,001 - $1,000,000
Michael J. Generazo              $1 - $10,000            $50,001 - $100,000
Matthew J. Caggiano              $1 - $10,000            $50,001 - $100,000



DEUTSCHE NEW YORK TAX-FREE INCOME FUND



                                DOLLAR RANGE OF      DOLLAR RANGE OF ALL DEUTSCHE
NAME OF PORTFOLIO MANAGER      FUND SHARES OWNED          FUND SHARES OWNED
Ashton P. Goodfield           $10,001 - $50,000         $500,001 - $1,000,000
Matthew J. Caggiano              $1 - $10,000            $50,001 - $100,000
Rebecca L. Flinn              $    0                     $100,001 - $500,000



CONFLICTS OF INTEREST



In addition to managing the assets of each fund, a portfolio manager may have responsibility for managing other client accounts. The tables below show, per portfolio manager, the number and asset size of: (1) SEC registered investment companies (or series thereof) other than each fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by a portfolio manager. Total assets attributed to a portfolio manager in the tables below include total assets of each account managed, although a portfolio manager may only manage a portion of such account's assets. For a fund subadvised by subadvisors unaffiliated with the Advisor, total assets of funds managed may only include assets allocated to the portfolio manager and not the total assets of a fund managed. The tables also show the number of performance-based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of each fund's most recent fiscal year end.



DEUTSCHE CALIFORNIA TAX-FREE INCOME FUND


OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:



                          NUMBER OF     TOTAL ASSETS OF     NUMBER OF INVESTMENT
                         REGISTERED        REGISTERED         COMPANY ACCOUNTS       TOTAL ASSETS OF
NAME OF                  INVESTMENT        INVESTMENT        WITH PERFORMANCE-      PERFORMANCE-BASED
PORTFOLIO MANAGER         COMPANIES        COMPANIES             BASED FEE            FEE ACCOUNTS
Ashton P. Goodfield          8          $10,581,324,283              0                     $0
Michael J. Generazo          2          $ 5,558,772,346              0                     $0
Matthew J. Caggiano          4          $ 7,555,525,208              0                     $0

DEUTSCHE NEW YORK TAX-FREE INCOME FUND


OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:



                          NUMBER OF     TOTAL ASSETS OF     NUMBER OF INVESTMENT
                         REGISTERED        REGISTERED         COMPANY ACCOUNTS       TOTAL ASSETS OF
NAME OF                  INVESTMENT        INVESTMENT        WITH PERFORMANCE-      PERFORMANCE-BASED
PORTFOLIO MANAGER         COMPANIES        COMPANIES             BASED FEE            FEE ACCOUNTS
Ashton P. Goodfield          8          $11,195,356,421              0                     $0
Matthew J. Caggiano          4          $ 8,169,557,347              0                     $0
Rebecca L. Flinn             4          $ 3,025,799,075              0                     $0



DEUTSCHE CALIFORNIA TAX-FREE INCOME FUND


OTHER POOLED INVESTMENT VEHICLES MANAGED:



                                                               NUMBER OF POOLED
                          NUMBER OF                           INVESTMENT VEHICLE     TOTAL ASSETS OF
                           POOLED        TOTAL ASSETS OF         ACCOUNTS WITH        PERFORMANCE-
NAME OF                  INVESTMENT     POOLED INVESTMENT        PERFORMANCE-           BASED FEE
PORTFOLIO MANAGER         VEHICLES           VEHICLES              BASED FEE            ACCOUNTS
Ashton P. Goodfield          0             $         0                0                    $0
Michael J. Generazo          0             $         0                0                    $0
Matthew J. Caggiano          1             $42,051,200                0                    $0



DEUTSCHE NEW YORK TAX-FREE INCOME FUND


OTHER POOLED INVESTMENT VEHICLES MANAGED:



                                                               NUMBER OF POOLED
                          NUMBER OF                           INVESTMENT VEHICLE     TOTAL ASSETS OF
                           POOLED        TOTAL ASSETS OF         ACCOUNTS WITH        PERFORMANCE-
NAME OF                  INVESTMENT     POOLED INVESTMENT        PERFORMANCE-           BASED FEE
PORTFOLIO MANAGER         VEHICLES           VEHICLES              BASED FEE            ACCOUNTS
Ashton P. Goodfield          0             $         0                0                    $0
Matthew J. Caggiano          1             $42,051,200                0                    $0
Rebecca L. Flinn             0             $         0                0                    $0



DEUTSCHE CALIFORNIA TAX-FREE INCOME FUND


OTHER ACCOUNTS MANAGED:



                                                                NUMBER OF OTHER     TOTAL ASSETS OF
                                              TOTAL ASSETS       ACCOUNTS WITH       PERFORMANCE-
NAME OF                     NUMBER OF           OF OTHER          PERFORMANCE-         BASED FEE
PORTFOLIO MANAGER        OTHER ACCOUNTS         ACCOUNTS           BASED FEE           ACCOUNTS
Ashton P. Goodfield            0            $            0            0                   $0
Michael J. Generazo            5            $  134,818,882            0                   $0
Matthew J. Caggiano            4            $2,610,788,168            0                   $0

DEUTSCHE NEW YORK TAX-FREE INCOME FUND


OTHER ACCOUNTS MANAGED:



                                                                NUMBER OF OTHER     TOTAL ASSETS OF
                                              TOTAL ASSETS       ACCOUNTS WITH       PERFORMANCE-
NAME OF                     NUMBER OF           OF OTHER          PERFORMANCE-         BASED FEE
PORTFOLIO MANAGER        OTHER ACCOUNTS         ACCOUNTS           BASED FEE           ACCOUNTS
Ashton P. Goodfield            0            $            0            0                   $0
Matthew J. Caggiano            4            $2,610,788,168            0                   $0
Rebecca L. Flinn               0            $            0            0                   $0



In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of each fund. The Advisor or Subadvisor, as applicable, has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in each fund and other client accounts.

PART I: APPENDIX I-E - SERVICE PROVIDER COMPENSATION


DEUTSCHE CALIFORNIA TAX-FREE INCOME FUND



                       GROSS AMOUNT     AMOUNT WAIVED     GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                       PAID TO DIMA      BY DIMA FOR        DIMA FOR GENERAL       DIMA FOR GENERAL
                       FOR ADVISORY        ADVISORY          ADMINISTRATIVE         ADMINISTRATIVE
FISCAL YEAR ENDED        SERVICES          SERVICES             SERVICES               SERVICES
2017                    $4,278,868            $0               $1,001,554              $     0
2016                    $4,386,621            $0               $1,027,957              $86,773
2015                    $4,285,229            $0               $1,002,758              $62,763






                       GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                         DSC FOR TRANSFER       DSC FOR TRANSFER
FISCAL YEAR ENDED         AGENCY SERVICES       AGENCY SERVICES
2017                          $72,093               $72,093
2016                          $79,882               $79,882
2015                          $87,746               $87,746



DEUTSCHE NEW YORK TAX-FREE INCOME FUND



                       GROSS AMOUNT     AMOUNT WAIVED     GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                       PAID TO DIMA      BY DIMA FOR        DIMA FOR GENERAL       DIMA FOR GENERAL
                       FOR ADVISORY        ADVISORY          ADMINISTRATIVE         ADMINISTRATIVE
FISCAL YEAR ENDED        SERVICES          SERVICES             SERVICES               SERVICES
2017                    $1,649,483         $144,386             $374,877               $     0
2016                    $1,561,121         $142,649             $353,838               $52,856
2015                    $1,471,107         $190,153             $332,406               $49,548






                       GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                         DSC FOR TRANSFER       DSC FOR TRANSFER
FISCAL YEAR ENDED         AGENCY SERVICES       AGENCY SERVICES
2017                          $45,494               $45,494
2016                          $49,590               $49,590
2015                          $52,972               $52,972




The following waivers are currently in effect:


DEUTSCHE CALIFORNIA TAX-FREE INCOME FUND


The Advisor has contractually agreed through November 30, 2018 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at ratios no higher than 0.82%, 1.57%, and 0.57% for Class A, Class C and Class S, respectively. The agreement may only be terminated with the consent of the fund's Board.


DEUTSCHE NEW YORK TAX-FREE INCOME FUND

The Advisor has contractually agreed through November 30, 2018 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at ratios no higher than 0.87%, 1.62%, and 0.62% for Class A, Class C and Class S, respectively. The agreement may only be terminated with the consent of the fund's Board.

PART I: APPENDIX I-F - SALES CHARGES

The following tables show the aggregate amount of underwriting commissions paid to DDI, the amount in commissions it paid out to brokers and the amount of underwriting commissions retained by DDI for the noted fiscal period(s).


CLASS A INITIAL SALES CHARGE:



                                                                                                AGGREGATE          AGGREGATE
                                                          AGGREGATE        AGGREGATE           COMMISSIONS        COMMISSIONS
                                              FISCAL        SALES         COMMISSIONS      PAID TO AFFILIATED      RETAINED
                                               YEAR      COMMISSIONS     PAID TO FIRMS            FIRMS             BY DDI
Deutsche California Tax-Free Income Fund      2017         $16,000          $ 8,000              $    0             $ 8,000
                                              2016         $18,000          $ 3,000              $2,000             $13,000
                                              2015         $19,000          $ 2,000              $2,000             $15,000
Deutsche New York Tax-Free Income Fund        2017         $13,000          $ 3,000              $    0             $10,000
                                              2016         $49,000          $34,000              $    0             $15,000
                                              2015         $18,000          $11,000              $    0             $ 7,000



CDSC PAID TO DDI ON:



                                              FISCAL
                                               YEAR     CLASS A SHARES     CLASS B SHARES/(1)/     CLASS C SHARES
Deutsche California Tax-Free Income Fund      2017          $61,709                $  0                $2,425
                                              2016          $26,813                $  5                $4,547
                                              2015          $73,248                $600                $5,967
Deutsche New York Tax-Free Income Fund        2017          $19,094                $  0                $2,696
                                              2016          $10,479                $  0                $  757
                                              2015          $ 2,298                $ 26                $1,824



/(1)/ Class B shares converted to Class A shares on February 10, 2016.

PART I: APPENDIX I-G - DISTRIBUTION PLAN PAYMENTS

Expenses of each fund paid in connection with the Rule 12b-1 Plans for each class of shares that has adopted a Rule 12b-1 Plan are set forth below for the most recent fiscal year.


12B-1 COMPENSATION TO UNDERWRITER AND FIRMS:



                                                          12B-1 DISTRIBUTION     12B-1 SHAREHOLDER      12B-1 SHAREHOLDER
                                                                 FEES              SERVICES FEES       SERVICES FEES WAIVED
Deutsche California Tax-Free Income Fund      Class A            N/A                 $1,150,843              $115,883
                                              Class C          $347,292              $  115,617              $ 26,835
Deutsche New York Tax-Free Income Fund        Class A            N/A                 $  290,771              $ 34,432
                                              Class C          $152,979              $   50,833              $ 16,753

PART I: APPENDIX I-H - PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Variations to a fund's portfolio turnover rate may be due to, among other things, a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the Advisor's investment outlook.


PORTFOLIO TURNOVER RATES



FUND                                          2017     2016
Deutsche California Tax-Free Income Fund      49%      21%
Deutsche New York Tax-Free Income Fund        42%      32%



BROKERAGE COMMISSIONS



                                              FISCAL     BROKERAGE COMMISSIONS
                                               YEAR          PAID BY FUND
Deutsche California Tax-Free Income Fund      2017                $0
                                              2016                $0
                                              2015                $0
Deutsche New York Tax-Free Income Fund        2017                $0
                                              2016                $0
                                              2015                $0



BROKERAGE COMMISSIONS PAID TO AFFILIATED BROKERS



                                                                                 AGGREGATE                        % OF THE
                                                                                 BROKERAGE                       AGGREGATE
                                                                                COMMISSIONS                        DOLLAR
                                                      NAME OF                   PAID BY FUND   % OF THE TOTAL   VALUE OF ALL
                                            FISCAL   AFFLIATED                 TO AFFILIATED      BROKERAGE      PORTFOLIO
                                             YEAR      BROKER    AFFILIATION      BROKERS        COMMISSIONS    TRANSACTIONS
Deutsche California Tax-Free Income Fund    2017       None          -             None              -               -
                                            2016       None          -             None              -               -
                                            2015       None          -             None              -               -
Deutsche New York Tax-Free Income Fund      2017       None          -             None              -               -
                                            2016       None          -             None              -               -
                                            2015       None          -             None              -               -



Each fund did not hold any securities of its regular brokers or dealers (as such term is defined in the 1940 Act) as of the end of its most recent fiscal year.


TRANSACTIONS FOR RESEARCH SERVICES

For the most recent fiscal year, each fund allocated the following amount of transactions, and related commissions, to broker-dealer firms that have been deemed by the Advisor to provide research services. The provision of research services was not necessarily a factor in the placement of business with such firms.



                                                                          COMMISSIONS PAID
                                              AMOUNT OF TRANSACTIONS       ON TRANSACTIONS
FUND                                            WITH RESEARCH FIRMS      WITH RESEARCH FIRMS
Deutsche California Tax-Free Income Fund                $0                       $0
Deutsche New York Tax-Free Income Fund                  $0                       $0

PART I: APPENDIX I-I - INVESTMENTS, PRACTICES AND TECHNIQUES, AND RISKS

Below is a list of headings related to investments, practices and techniques, and risks which are further described in Appendix II-G.


DEUTSCHE CALIFORNIA TAX-FREE INCOME FUND

Adjustable Rate Securities
Advance Refunded Bonds
Asset Segregation
Borrowing
Cash Management Vehicles
Commercial Paper
Commodity Pool Operator Exclusion
Credit Enhancement
Derivatives
Dollar Roll Transactions
Fixed Income Securities
High Yield Fixed Income Securities - Junk Bonds
Illiquid Securities
Impact of Large Redemptions and Purchases of Fund Shares
Indexed Securities
Industrial Development and Pollution Control Bonds
Interfund Borrowing and Lending Program

Investment Companies and Other Pooled Investment Vehicles

Investment-Grade Bonds

Mortgage-Backed Securities
Municipal Leases, Certificates of Participation and Other Participation
    Interests
Municipal Securities
Obligations of Banks and Other Financial Institutions
Private Activity Bonds
Repurchase Agreements
Reverse Repurchase Agreements
Short-Term Securities
Special Information Concerning Master-Feeder Fund Structure
Stand-by Commitments
Tax-Exempt Commercial Paper
Tax-Exempt Pass-Through Securities
Tender Option Bond Transactions
Third Party Puts
US Government Securities
Variable and Floating Rate Instruments
Warrants
When-Issued and Delayed-Delivery Securities
Yields and Ratings

DEUTSCHE NEW YORK TAX-FREE INCOME FUND

Adjustable Rate Securities
Advance Refunded Bonds
Asset Segregation
Borrowing
Cash Management Vehicles
Commercial Paper
Commodity Pool Operator Exclusion
Credit Enhancement
Derivatives
Dollar Roll Transactions
Fixed Income Securities
High Yield Fixed Income Securities - Junk Bonds
Illiquid Securities
Impact of Large Redemptions and Purchases of Fund Shares
Indexed Securities
Industrial Development and Pollution Control Bonds
Interfund Borrowing and Lending Program

Investment Companies and Other Pooled Investment Vehicles


Investment-Grade Bonds
Mortgage-Backed Securities
Municipal Leases, Certificates of Participation and Other Participation
    Interests
Municipal Securities
Obligations of Banks and Other Financial Institutions
Private Activity Bonds
Repurchase Agreements
Reverse Repurchase Agreements
Short-Term Securities
Special Information Concerning Master-Feeder Fund Structure
Stand-by Commitments
Tax-Exempt Commercial Paper
Tax-Exempt Pass-Through Securities
Tender Option Bond Transactions
Third Party Puts
US Government Securities
Variable and Floating Rate Instruments
Warrants

When-Issued and Delayed-Delivery Securities Yields and Ratings

PART I: APPENDIX I-J - SECURITIES LENDING ACTIVITIES

Each fund had no securities lending activity during its most recent fiscal year.

PART I: APPENDIX I-K - ADDITIONAL INFORMATION



FUND                                         CLASS       CUSIP NUMBER
Deutsche California Tax-Free Income Fund     Class A     25158X104
Fiscal Year End: 8/31                        Class C     25158X302
                                             Class S     25158X401
Deutsche New York Tax-Free Income Fund       Class A     25158X500
Fiscal Year End: 8/31                        Class C     25158X708
                                             Class S     25158X807

PART I: APPENDIX I-L - STATE SPECIFIC RISK FACTORS - CALIFORNIA AND NEW YORK

STATE SPECIFIC RISK FACTORS - CALIFORNIA


Deutsche California Tax-Free Income Fund normally invests in bonds issued by the State of California or its political subdivisions. The fund is therefore subject to various statutory, political and economic factors unique to the State of California. Discussed below are some of the more significant factors that could affect the ability of the bond issuers to repay interest and principal on California securities owned by the fund. The information is derived from various public sources, all of which are available to investors generally, and which the fund believes to be accurate. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information available as of the date of the preparation of this SAI from official statements and prospectuses relating to securities offerings of the State of California and various local agencies in California. While such information has not been independently verified, the Advisor has no reason to believe that such information is not correct in all material respects.


The following information is subject to change rapidly, substantially, and without notice, and the inclusion of such information herein shall not under any circumstances create any implication that there has been no change in the affairs of the State or its issuers since the date of its preparation. Any such change(s) may adversely affect the State's and applicable issuer's cash flows, expenditures, or revenues, or otherwise negatively impact the State's current or projected financial situation, which in turn could hamper fund performance.


The ability of state, county or other local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally.


STATE BUDGET PROCESS


The State's fiscal year begins on July 1st and ends on June 30th of the following year. Under the State Constitution, money may be drawn from the State Treasury only through an appropriation made by law. The primary source of the annual expenditure appropriations is the annual Budget Act as approved by the State's Legislature (the "Legislature") and signed by the Governor. The annual budget is proposed by the Governor by January 10th of each year for the next fiscal year (the "Governor's Budget"). State law requires the annual proposed Governor's Budget to provide for projected revenues equal to or in excess of projected expenditures for the ensuing fiscal year. Following the submission of the Governor's Budget, the Legislature takes up the proposal. During late spring, usually in May, the State's Department of Finance ("Department of Finance") submits revised revenue and expenditure estimates for both the current and budget years to the Legislature. This update process is referred to as the May Revision, and the resulting updated budget is used as the basis for the final negotiations between the Governor and the Legislature to reach agreement on that year's Budget Act. Each fiscal year's Budget Act, along with appropriation bills and "trailer bills" which are part of a budget package, must be approved by a majority vote of each House of the Legislature.


Appropriations also may be included in legislation other than the Budget Act. With limited exceptions, bills containing General Fund appropriations must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the State Constitution.


The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.



FISCAL YEAR 2016-17 BUDGET


The 2016-17 Governor's Budget, released on January 7, 2016, revised various revenue and expenditure estimates for fiscal year 2015-16. It projected that the State would end fiscal year 2015-16 with General Fund revenues and transfers of $117.5 billion, $2.5 billion higher than the State's projections at the time of the 2015 Budget Act.

The 2016-17 Governor's Budget projected to end fiscal year 2016-17 with total reserves of $10.2 billion. General Fund revenues and transfers for fiscal year 2016-17 were projected at $120.6 billion, an increase of $3.1 billion or 2.6% compared with revised estimates for fiscal year 2015-16. These estimates included transfers to the Budget Stabilization Account ("BSA") of $3.6 billion in fiscal year 2016-17 and $2.8 billion in fiscal year 2015-16. The transfers have the effect of lowering the total reported levels of General Fund revenues and transfers for the related fiscal years by the amounts of the transfers. General Fund expenditures for fiscal year 2016-17 were projected at $122.6 billion, an increase of $6.5 billion or 5.6% compared with revised estimates for fiscal year 2015-16.


Proposition 2, the budget reserve and debt payment measure that was approved by voters in 2014, annually captures an amount equal to 1.5% of General Fund revenues plus capital gains taxes that exceed a long-term historical average. The 2016-17 Governor's Budget projects reserves of $6 billion in the BSA as required under Proposition 2, $2.2 billion in the General Fund's reserve for economic uncertainties and an additional optional reserve of $2 billion. In addition to the required transfer to the BSA, Proposition 2 requires that an equivalent amount be used to pay down existing debts and reduce unfunded liabilities in excess of current base amounts. During fiscal year 2016-17, the Governor's Budget proposed to spend a total of $1.6 billion to repay some of the State's debts.


The 2016-17 Governor's Budget proposed Proposition 98 (K-14 education) funding of $71.6 billion for fiscal year 2016-17, including $51 billion from the General Fund. The 2016-17 Governor's Budget proposed total State funding of $14.9 billion for all major segments of higher education, including $14.6 billion from the General Fund, which represented an increase of $0.3 billion from the 2015 Budget Act.


The 2016-17 Governor's Budget provided for total State funding of $52.5 billion for health and human services, including $33.7 billion from the General Fund, with the remaining funding to be provided from special funds. The 2016-17 Governor's Budget included net costs of $13.7 billion in fiscal year 2016-17 to pay for the optional expansion of healthcare coverage under federal health care reform, including $551.5 million from the General Fund.


On June 27, 2016, the Governor signed the budget act for fiscal year 2016-17 (the "2016 Budget Act"). General Fund revenues and transfers for fiscal year 2016-17 were projected at $120.3 billion, an increase of $3.3 billion or 2.8% compared with revised estimates for fiscal year 2015-16. These estimates include transfers to the BSA of $3.3 billion for fiscal year 2016-17 and $1.8 billion for fiscal year 2015-16. General Fund expenditures for fiscal year 2016-17 were projected at $122.5 billion, an increase of $6.9 billion or 6.0% compared with revised estimates for fiscal year 2015-16. The main components of the increase in expenditures are $1.7 billion in health and human services costs, $1 billion for state office infrastructure needs, $0.5 billion for deferred maintenance and $1.8 billion in K-12 education costs.


The 2016 Budget Act's revised revenue and expenditure estimates for fiscal year 2016-17 reflected an increase of $2 billion of revenues and transfers, primarily due to higher than projected tax revenues. This was offset by a much smaller net increase of $0.2 billion in total expenditures.


The 2016 Budget Act proposed funding of $71.9 billion for fiscal year 2016-17, including $51.1 billion from the General Fund, to K-12 education programs. The 2016 Budget Act proposed total State funding of $14.9 billion for fiscal year 2016-17, including $14.5 billion from the General Fund, for all major segments of higher education.


The 2016 Budget Act also included costs of $16.2 billion in fiscal year 2016-17 for the optional Medi-Cal expansion, including $819.5 million from the General Fund. The federal government paid nearly all of the costs of this expansion for the first three years. As of January 1, 2017, the State assumed 5% of these costs with the State's contribution gradually increasing each fiscal year until fiscal year 2020-21, when the State will pay 10% of the total costs. The 2016 Budget Act projected the optional expansion caseload to be 3.8 million in fiscal year 2016-17.


FISCAL YEAR 2017-18 BUDGET


The 2017-18 Governor's Budget, released on January 10, 2017, revised various revenue and expenditure estimates for fiscal year 2016-17. It projected that the State would end fiscal year 2016-17 with General Fund revenues and transfers of $118.8 billion, $1.5 billion lower than the State's projections at the time of the 2016 Budget Act. This projected decrease is due to lower growth in wages and reduced business income, among other reasons. The 2017-18

Governor's Budget projected to end fiscal year 2017-18 with total reserves of $9.4 billion. General Fund revenues and transfers for fiscal year 2017-18 were projected at $124 billion, an increase of $5.2 billion or 4.4% compared with revised estimates for fiscal year 2016-17. These estimates include transfers to the BSA of $1.2 billion in fiscal year 2017-18 and $3.2 billion in fiscal year 2016-17. The transfers have the effect of lowering the total reported levels of General Fund revenues and transfers for the related fiscal years by the amounts of the transfers. General Fund expenditures for fiscal year 2017-18 were projected at $122.5 billion, a decrease of $0.3 billion or 0.2% compared with revised estimates for fiscal year 2016-17.


Proposition 2, the budget reserve and debt payment measure that was approved by voters in 2014, annually captures an amount equal to 1.5% of General Fund revenues plus capital gains taxes that exceed a long-term historical average. The 2017-18 Governor's Budget projects reserves of $7.9 billion in the BSA as required under Proposition 2, $1.5 billion in the General Fund's reserve for economic uncertainties. In addition to the required transfer to the BSA, Proposition 2 requires that an equivalent amount be used to pay down existing debts and reduce unfunded liabilities in excess of current base amounts. During fiscal year 2017-18, the Governor's Budget proposes to spend a total of $1.2 billion to repay some of the State's debts.


The 2017-18 Governor's Budget proposed Proposition 98 (K-14 education) funding of $73.5 billion for fiscal year 2017-18, including $51.4 billion from the General Fund. The 2017-18 Governor's Budget proposed total State funding of $15.1 billion for all major segments of higher education, including $14.6 billion from the General Fund, which represented an increase of $0.2 billion from the 2016 Budget Act.


The 2017-18 Governor's Budget provided for total State funding of $59.8 billion for health and human services, including $34 billion from the General Fund, with the remaining funding to be provided from special funds. The 2017-18 Governor's Budget proposed total State funding of $13.8 billion, including $11.1 billion from the General Fund and the remaining funding to be provided from special funds, for corrections and rehabilitation.


On January 13, 2017, the California Legislative Analyst's Office ("LAO") released its analysis of the 2017-18 Governor's Budget ("January LAO Report"). In reaching its conclusions, the LAO performed an independent assessment of the outlook for California's economy, demographics, revenues, and expenditures. The January LAO Report stated that the revenue estimates for fiscal year 2017-18 were too low, but supported the Governor's decision to build reserves and limit any new commitments to one-time purposes in order to prepare for the next economic downturn. The January LAO Report emphasized that the State is facing uncertainties about the future economy and that potential changes to federal fiscal policy could have a significant financial impact on the State's budget and financial condition.


On June 27, 2017, the Governor signed the budget act for fiscal year 2017-18 (the "2017 Budget Act"). The 2017 Budget Act addresses the State's first budgetary challenge since 2012. Because of slowed economic growth, lagging revenues and higher than expected expenditures in fiscal year 2016-17, the State projected a deficit, absent corrective measures. The 2017 Budget Act includes $2.8 billion of solutions designed to address this projected deficit and bring the State's projected finances back into balance for fiscal year 2017-18.


General Fund revenues and transfers for fiscal year 2017-18 were projected at $125.9 billion, an increase of $7.3 billion or 6.2% compared with revised estimates for fiscal year 2016-17. These estimates include transfers to the BSA of $1.8 billion for fiscal year 2017-18 and $3 billion for fiscal year 2016-17. General Fund expenditures for fiscal year 2017-18 were projected at $125.1 billion, an increase of $3.7 billion or 3.0% compared with revised estimates for fiscal year 2016-17. The main components of the increase in expenditures are: a $2.7 billion increase for K-12 education (about $1.9 billion required by Proposition 98), and a $0.9 billion increase in statewide expenditures, mostly in employee compensation and pension benefits.


The 2017 Budget Act's revised revenue and expenditure estimates for fiscal year 2016-17 reflect a decrease of $1.8 billion of revenues and transfers, primarily due to lower than projected tax revenues. This was offset by a net decrease of $1 billion in total expenditures.

The 2017 Budget Act proposed funding of $74.5 billion for fiscal year 2017-18, including $52.6 billion from the General Fund, to K-12 education programs. The 2017 Budget Act proposed total State funding of $15.4 billion for fiscal year 2017-18, including $14.9 billion from the General Fund, for all major segments of higher education.


The 2017 Budget Act also included costs of $15 billion in fiscal year 2017-18 for the optional Medi-Cal expansion, including $1.5 billion from the General Fund. The federal government paid nearly all of the costs of this expansion for the first three years. As of January 1, 2017, the State assumed 5% of these costs with the State's contribution gradually increasing each fiscal year until fiscal year 2020-21, when the State will pay 10% of the total costs. The 2017 Budget Act projects the optional expansion caseload to be 3.9 million in fiscal year 2017-18.



OTHER CONSIDERATIONS


Any deterioration of the State's fiscal situation could increase the risk of investing in California municipal securities, including the risk of issuer default, downgrade and bankruptcy, and could also heighten the risk that prices of California municipal securities will experience greater volatility. Local and national market forces, such as declines in real estate prices and general business activity, may result in decreasing tax bases, fluctuations in interest rates, and increasing construction costs, all of which could reduce the ability of certain municipal issuers to repay their obligations. Any perceived increased likelihood of default among municipal issuers may result in constrained liquidity, increased price volatility and credit downgrades of municipal issuers, any of which could negatively impact the value of all or a substantial portion of the municipal securities held by the fund. In addition, in certain circumstances it may be difficult for investors to obtain reliable information on the obligations underlying municipal securities. An insolvent municipality may file for bankruptcy, as allowed by Chapter 9 of the Bankruptcy Code. In the past, as a result of financial and economic difficulties, several California municipalities filed for bankruptcy protection under Chapter 9. Additional municipal bankruptcy filings may occur in the future.


During periods of volatility municipal issuers may be unable to obtain additional financing through, or may be required to pay higher interest rates on, new issues, which may reduce revenues available for municipal issuers to pay existing obligations. Should the State or its municipalities fail to sell bonds when and at the rates projected, the State could experience significantly increased costs in the General Fund and a weakened overall cash position in the current fiscal year.


A downgrade of a municipal security insurer may negatively impact the price of insured municipal securities and increase the risk that the insurer will be unable to meet all future claims.



The above discussion of the fiscal year 2016-17 and 2017-18 budgets is based on estimates and projections of revenues and expenditures and must not be construed as statements of fact. These estimates and projections are based upon various assumptions, which may be affected by numerous factors, including future economic conditions in the State and the nation, and there can be no assurance that the estimates will be achieved.


CALIFORNIA'S GENERAL ECONOMIC CONDITIONS. California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, manufacturing, tourism, construction and services. The relative proportion of the various components of the State's economy closely resembles the make-up of the national economy, and, as a result, events which negatively affect such industries may have a similar impact on the State and national economies.


The California economy continues to benefit from broad-based growth, and California's fiscal health continues to improve since the end of the severe economic downturn in 2009. As a consequence, the State's General Fund budget has achieved structural balance for the last several fiscal years, while also building up reserves. Overall, California's real GDP increased by 2.9% in 2016 and totaled approximately $2.6 trillion at current prices, making it the sixth largest economy in the world.


Despite significant budgetary improvements during the last several years, there remain a number of budget risks that could threaten the State's financial condition. These risks include the threat of recession, potentially unfavorable changes to federal fiscal policies, and the significant unfunded liabilities of the two main retirement systems managed by State

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entities, the California Public Employees' Retirement System ("CalPERS") and
the California State Teachers' Retirement System ("CalSTRS"). The State has committed to significant increases in annual payments to these systems to reduce the unfunded liabilities, and the 2017-18 budget includes a $6 billion supplemental payment to CalPERS that the State's Department of Finance projects will save $11 billion in State contributions to CalPERS from all State fund sources over the next two decades, assuming actuarial and investment assumptions are realized.


Although California's job growth has slowed since late 2016, the unemployment rate fell to 4.7% in June 2017, tying the modern historic low last reached in November and December 2000. Average wages are starting to rise, and as a result the source of personal income growth is shifting from more people being employed to higher income per person. Labor force growth is forecasted to keep up with job growth, despite increasing numbers of retirees in California.


Consumer inflation is expected to remain higher in California than the nation, with overall California inflation expected to average 3.0% in 2017, and 2.9% in 2018. Housing permits issued by local authorities remain well below levels needed to account for population growth, a trend that is expected to continue throughout the forecast period.



CASH FLOW REQUIREMENTS. The State Treasurer is responsible for the sale of most debt obligations of the State and its various authorities and agencies. Current State debt obligations include:


General Obligation Bonds. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund.



Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from specified sources so that moneys from the General Fund are not expected to be needed to pay debt service, but the General Fund will pay the debt service pursuant to the continuing appropriation contained in the bond act if the specified revenue source is not sufficient. As of July 1, 2017, the State had outstanding approximately $74.5 billion aggregate principal amount of long-term general obligation bonds, of which approximately $73.8 billion were payable primarily from the State's General Fund and approximately $701.7 million were self-liquidating bonds payable first from other special revenue funds. As of July 1, 2017, there were approximately $33.7 billion of authorized and unissued long-term voter-approved general obligations bonds which, when issued, will be payable principally from the General Fund.



On June 3, 2014, State voters approved a ballot measure which, together with its authorizing legislation, cancelled $600 million of authorization for general obligation bonds to finance home mortgages for military veterans, and replaced it with $600 million of authorization for general obligation bonds to finance rental housing programs for veterans. Unlike the home mortgage bonds, which were expected to be repaid from mortgage repayments, with the General Fund making up any shortfall if the mortgage payments were insufficient, the rental housing bonds are payable directly and solely from the General Fund.


California Proposition 1 was approved in November 2014 and enacted the Water Quality, Supply, and Infrastructure Improvement Act of 2014, issuing approximately $7.5 billion in general obligation bonds for a wide variety of purposes relating to improvement of the State's water supply systems, water quality, and water infrastructure improvements. Of this amount, approximately $7.1 billion was new bond authorization, and the balance of $425 million was a reallocation of unused authority from previously-approved bond measures. Additional bond measures may be included on future election ballots, but any proposed bond measure must first be approved by a two-thirds vote of the Legislature or placed on the ballot through the initiative process.

Commercial Paper Program. Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may, in some cases, be issued as commercial paper notes. Commercial paper notes may be renewed or refunded by the issuance of bonds. The State uses commercial paper notes to provide flexibility for bond programs, such as to provide interim funding for voter-approved projects or to facilitate refunding of variable rate bonds into fixed rate bonds.


Commercial paper notes are not included in the calculation of permitted variable rate indebtedness. Approximately $2.2 billion of commercial paper is now authorized. As of July 1, 2017, approximately $1.2 billion of commercial paper notes was outstanding.


Lease-Revenue Obligations. In addition to general obligation bonds, the State has acquired and constructed capital facilities through the issuance of lease-revenue obligations. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority uses proceeds of bonds to pay for the acquisition or construction of facilities, such as office buildings, university buildings, courthouses or correctional institutions. These facilities are leased to a State agency, the California State University, or the Judicial Council under a long-term lease that provides the source of payment of the debt service on the lease-revenue bonds. Certain of the lease-revenue financings are supported by special funds rather than the General Fund. As of July 1, 2017, the State had approximately $9.4 billion lease-revenue obligations outstanding supported by the General Fund, and approximately $4.9 billion authorized but unissued lease-revenue obligations. In addition, pursuant to legislation authorizing the State to issue up to $5 billion in lease-purchase financing for court construction, the State Public Works Board has issued $1.5 billion in lease-revenue bonds and other forms of indebtedness used to pay qualified infrastructure costs. The 2014 Budget Act also included an appropriation of $54.2 million to pay an annual service fee to the private developer of the new Long Beach Courthouse. Service fees for the Long Beach Courthouse, which are subject to annual appropriation by the Legislature, are expected to be approximately $2 billion over a period of 35 years.


Non-Recourse Debt. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. These revenue bonds represent obligations payable from State revenue-producing enterprises and projects and conduit obligations payable from revenues paid by private users or local governments of facilities financed by the revenue bonds. In each case, such revenue bonds are not payable from the General Fund. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities, housing, health facilities and pollution control facilities. State agencies and authorities had approximately $64.2 billion aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of June 30, 2017.


Build America Bonds. In February 2009, the U.S. Congress enacted certain new municipal bond provisions as part of the American Recovery and Reinvestment Act (the "ARRA"). One provision of the ARRA allows municipal issuers such as the State to issue Build America Bonds ("BABs") for new infrastructure investments. BABs are bonds whose interest is subject to federal income tax, but pursuant to the ARRA, the U.S. Treasury was to repay the issuer an amount equal to 35% of the interest cost on any BABs issued during 2009 and 2010. This resulted in a net interest expense lower than what the State would have had to pay for tax-exempt bonds of similar maturity. The BAB subsidy payments from general obligation bonds are General Fund revenues to the State, while subsidy payments related to lease-revenue bonds are deposited into a fund which is made available to the State Public Works Board for any lawful purpose. In neither instance are the subsidy payments specifically pledged to repayment of the BABs to which they relate. The cash subsidy payment with respect to the BABs, to which the State is entitled, is treated by the Internal Revenue Service ("IRS") as a refund of a tax credit and such refund may be offset by the Department of the Treasury by any liability of the State payable to the federal government. As of the 2017 Budget Act, none of the State's BAB subsidy payments have been reduced because of such an offset.

Between April 2009 and December 2010, the State issued approximately $13.5 billion of BAB general obligation bonds and $551 million of BAB State Public Works Board lease-revenue bonds. Approximately $150 million of the BAB State Public Works Board lease-revenue bonds have been redeemed. The remaining aggregate amount of subsidy payments to be received from fiscal year 2017-18 through the maturity of these bonds (mostly 20 to 30 years) is approximately $6.9 billion for the general obligation BABs and $174.6 million for the lease-revenue BABs.


Pursuant to certain federal budget legislation adopted in August 2011, starting as of March 1, 2013, the government's BAB subsidy payments were reduced as part of a government-wide "sequestration" of many program expenditures. The amount of the reduction of the BAB subsidy payment has been less than $30 million annually and is presently scheduled to continue until 2025, although Congress can terminate or modify it sooner, or extend it. None of the BAB subsidy payments are pledged to pay debt service for the general obligation and State Public Works BABs, so this reduction will not affect the State's ability to pay all of its debt service on time, nor have any material impact on the State's General Fund.


Economic Recovery Bonds. The California Economic Recovery Bond Act ("Proposition 57") was approved by the voters on March 2, 2004. Proposition 57 authorized the issuance of up to $15 billion in economic recovery bonds ("ERBs") to finance the negative General Fund reserve balance as of June 30, 2004 and other General Fund obligations undertaken prior to June 30, 2004. Repayment of the ERBs was secured by a pledge of revenues from a one-quarter cent increase in the State's sales and use tax starting July 1, 2004. In addition, as voter-approved general obligation bonds, the ERBs were secured by the State's full faith and credit. However, moneys in the General Fund were only to be used in the event the dedicated sales and use tax revenue was insufficient to repay the bonds.



The entire authorized amount of ERBs was issued in three sales, in May and June 2004 and in February 2008. The State issued refunding ERBs in 2009 to restructure the program in response to a drop in taxable sales caused by a recession and in 2011 for debt servicing savings.


Three different sources of funds were required to be applied to the early retirement (generally by purchase or redemption) of ERBs: (i) all proceeds from the dedicated quarter cent sales tax in excess of the amounts needed, on a semi-annual basis, to pay debt service and other required costs of the bonds,
(ii) all proceeds from the sale of specified surplus State property, and (iii) 50% of each annual deposit, up to $5 billion in the aggregate, of deposits in the BSA. As of June 30, 2014, funds from these sources have been used for early retirement of approximately $5.4 billion of bonds. The State accumulated approximately $408 million in excess special sales tax during the six-month period ending July 1, 2014, and the State used these moneys to retire ERBs in August and September 2014.


The Governor suspended the BSA transfers in each of fiscal years 2008-09 through 2013-14 due to the condition of the General Fund. The Governor resumed the BSA transfer in the 2014-15 fiscal year and provided approximately $1.6 billion of additional funds towards the early retirement of ERBs. As of August 5, 2015, there were no outstanding ERBs, as all the remaining ERBs have been defeased by creation of several irrevocable escrow funds derived primarily from excess special sales tax revenues. The last ERBs will be paid from these escrow funds on July 1, 2019.


Tobacco Settlement Revenue Bonds. In 1998 the State signed a settlement agreement (the "Master Settlement Agreement" or "MSA") with the four major cigarette manufacturers (the "participating manufacturers" or "PMs"). Under the MSA, the participating manufacturers agreed to make payments to the State in perpetuity, such payments amounting to approximately $25 billion over the first 25 years. Under a separate Memorandum of Understanding, half of the payments made by the participating manufacturers will be paid to the State and half to certain local governments. The specific amount to be received by the State and such local governments is subject to adjustment. The MSA requires reduction of the participating manufacturers' payments for decreases in cigarette shipment volumes by the participating manufacturers, payments owed to certain "Previously Settled States" and certain other types of offsets.


State law enacted in 2002 (the "Tobacco Securitization Law") authorized the establishment of a special purpose trust to purchase the tobacco assets and to issue revenue bonds secured by the tobacco settlement revenues received beginning in the 2003-04 fiscal year. Legislation in 2003 amended the Tobacco Securitization Law to authorize a credit enhancement mechanism that requires the Governor to request an appropriation from the General Fund in the annual Budget Act to pay debt service and other related costs in the event tobacco settlement revenues and certain other amounts are insufficient. The Legislature is not obligated to make any General Fund appropriation.



The credit enhancement mechanism applies to certain tobacco settlement bonds that were issued in 2005, 2013, and 2015 with an outstanding principal amount of approximately $2.24 billion (the "enhanced bonds"). The enhanced bonds are neither general nor legal obligations of the State and neither the faith and credit, nor the taxing power, nor any other assets or revenues of the State shall be pledged to the payment of the enhanced bonds. However, the State committed to request the Legislature for a General Fund appropriation in the event there are insufficient tobacco settlement revenues to pay debt services with respect to the enhanced bonds, and certain other available amounts, including the reserve fund for the enhanced bonds, are depleted. This appropriation has been requested and approved by the Legislature, but use of the appropriated money has never been required.


Draws on the reserve fund for the enhanced bonds in the amount of approximately $7.9 million were used to make required debt service payments on the 2005 bonds in 2011 and 2012. In April 2013, the reserve fund was replenished in full from tobacco revenues. As of June 30, 2017, the balance of the reserve fund for the enhanced bonds was approximately $152 million. If, in any future year tobacco settlement revenues are less than the required debt service payments on the enhanced bonds in such year, additional draws on the reserve fund will be required and at some point in the future the reserve fund may become fully depleted. The State is neither obligated to replenish the reserve fund from the General Fund nor obligated to request an appropriation to replenish the reserve fund.



Cash Flow Borrowings. The majority of the State's General Fund receipts are received in the latter part of the fiscal year. Disbursements from the General Fund occur more evenly throughout the fiscal year. The State's cash management program customarily addresses this timing difference by making use of internal borrowing and by issuing short-term notes in the capital markets when necessary.



The General Fund is authorized to borrow for cash management purposes from more than 700 funds in the State Treasury. Total borrowing from special funds must be approved quarterly by the Pooled Money Investment Board. The Legislature may occasionally adopt legislation establishing additional authority to borrow from special funds. As of the 2017 Budget Act, the General Fund is projected to have up to approximately $27 billion of internal funds (excluding the BSA and the Special Fund for Economic Uncertainties) available during fiscal year 2016-17. The State may also borrow from the BSA, which is projected to be funded at $8.5 billion by the end of fiscal year 2017-18, to provide additional cash resources to the General Fund. The State may also transfer funds into the General Fund from the Special Fund for Economic Uncertainties, which is not a special fund.



As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs including each fiscal year from 2004-05 to 2014-15. By law, revenue anticipation notes ("RANs") must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State may issue revenue anticipation warrants ("RAWs"), which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any "Unapplied Money" in the General Fund on their maturity date, subject to the prior application of such money in the General Fund to pay Priority Payments. "Priority Payments" are payments as and when due to: (i) support the public school system and public institutions of higher education (as provided in Section 8 of Article XVI of the State's Constitution); (ii) pay principal of and interest on general obligation bonds and general obligation commercial paper notes of the State; (iii) a contingent obligation for General Fund payments to local governments for certain costs for realigned public safety programs if not provided from a share of state sales and use taxes (as provided in Article XIII, Section 36 of the State's Constitution, enacted by Proposition 30); (iv) provide reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings there from pursuant to California Government Code Sections 16310 or 16418; and (v) pay State employees' wages and benefits, State payments to pension and other State employee benefit trust funds, State Medi-Cal claims, lease payments to support lease-revenue bonds, and any amounts determined by a court of competent jurisdiction to be required by federal law or the State Constitution to be paid with State warrants that can be cashed immediately.

The State entered the 2016-17 fiscal year in a strong cash position, as the General Fund ended the previous year with internal loans of less than $1 billion. The State entered fiscal year 2017-18 with General Fund internal loans of $4.8 billion. The State's cash flow projections for fiscal year 2017-18 indicated that internal borrowings would be sufficient and available to meet its cash needs, while maintaining a $14 billion cash cushion at all times. No RANs are planned in fiscal year 2017-18.


Although the State may choose to employ additional cash management measures if necessary, such as delaying certain types of disbursements, increasing the internal borrowing capacity, or issuing registered warrants, none of these are planned to be used in fiscal year 2017-18.


Since 2006, a significant amount of new general obligation bonds, lease-revenue bonds and Proposition 1A bonds have been authorized by voters and/or the State Legislature. These authorizations led to a substantial increase in the amount of General Fund-supported debt outstanding, from approximately $44.9 billion as of July 1, 2006 to approximately $83.2 billion as of July 1, 2017, while still leaving current authorized and unissued bonds of about $33.7 billion.


In 2009 and 2010, over $35 billion of new money general obligation bonds, lease-revenue bonds and Proposition 1A bonds were sold. Following the record bond issuance levels in 2009 and 2010, bond issuance for new money general obligation bonds has substantially decreased as departments work to manage their existing bond cash balances. Based on estimates from the Department of Finance, approximately $5.8 billion of new money general obligation bonds (some of which may initially be in the form of commercial paper notes) and approximately $564 million of lease-revenue bonds will be issued in fiscal year 2017-18. The State also expects to issue refunding bonds as market conditions warrant.


The ratio of debt service on general obligation and lease-revenue bonds supported by the General Fund to annual General Fund revenues and transfers (General Fund Debt Ratio) can fluctuate. As assumptions for future debt issuance and revenue projections are updated from time to time, any changes to these amounts may impact the projected General Fund Debt Ratio. Based on the revenue estimates contained in the 2017 Budget Act and bond issuance estimates discussed above, the General Fund Debt Ratio is estimated to equal approximately 6.31% in fiscal year 2017-18 and 6.29% in fiscal year 2018-19.



BOND RATINGS



S&P, Moody's and Fitch assign ratings to California's long-term general obligation bonds. The ratings of S&P, Moody's and Fitch represent their opinions as to the quality of the municipal bonds they rate. The ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield. As of October 25, 2017, California's general obligation bonds were rated "Aa3" by Moody's, "AA-" by S&P and "AA-" by Fitch.



The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for State-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate its credit ratings could be reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.


There can be no assurance that any such ratings will be maintained in the future. The State's credit rating, and any future revisions or withdrawal of a credit rating, could have a negative effect on the market price of the State's general obligation bonds, as well as notes and bonds issued by California's public authorities and local governments, which could negatively impact the Fund's performance. Lower ratings make it more expensive for the State to raise revenue, and in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Further, downgrades can negatively impact the marketability and price of securities in the Fund's portfolio.


LITIGATION

At any given time, there are numerous civil actions pending against the State which could, if determined adversely to the State, affect the State's expenditures and, in some cases, its revenues and cash flows. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on the Fund. If the State eventually loses any of these cases, the final remedies may not have to be implemented in any one year.



There are several pending actions against the State, including actions challenging school financing, statutes that reformed California redevelopment law, Medi-Cal reimbursements, and actions advocating for prison healthcare reform and a reduction of prison population.



Litigation related to the State's plans for a high-speed rail system is ongoing and may pose challenges to the use of funds for the construction of the high-speed rail. In the event of a final decision adverse to the State that prevents use of bond proceeds or cap and trade funds, it is possible that the federal government may require the State to reimburse federal funds provided for the high-speed rail project if the State fails to provide other matching funds consistent with the federal grant agreement.


CONSTITUTIONAL, LEGISLATIVE AND OTHER FACTORS


Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could produce the adverse effects described below, among others.


Revenue Distribution. Certain debt obligations in the Fund's portfolio may be obligations of issuers which rely in whole or in part on California State revenues for payment of these obligations. Property tax revenues and a portion of the State's General Fund surplus are distributed to counties, cities and their various taxing entities and the State assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the State's General Fund will be distributed in the future to counties, cities and their various entities is unclear.


Health Care Legislation. Certain debt obligations in the Fund's portfolio may be obligations that are payable solely from the revenues of health care institutions. Certain provisions under California law may adversely affect these revenues and, consequently, payment on those debt obligations.


The federally sponsored Medicaid program for health care services to eligible welfare beneficiaries in California is known as the Medi-Cal program. California law provides that the State shall selectively contract with hospitals to provide acute inpatient services to Medi-Cal patients.


In most geographical areas of California, only those hospitals that enter into a Medi-Cal contract with the State will be paid for non-emergency acute inpatient services rendered to Medi-Cal beneficiaries. The State may also terminate these contracts without notice under certain circumstances and is obligated to make contractual payments only to the extent the California legislature appropriates adequate funding therefor.



These payment obligations may also be insured by the State of California pursuant to an insurance program implemented by the Office of Statewide Health Planning and Development for health facility construction loans. State law established the Health Facility Construction Loan Insurance Fund as a trust fund that is continuously appropriated and may only be used for purposes of this program. This fund is used as a depository of fees and insurance premiums and any recoveries and is the initial source of funds used to pay administrative costs of the program and shortfalls resulting from defaults by insured borrowers. If a default occurs on insured debt obligations, the State Treasurer will issue debentures payable out of a reserve fund established under the insurance program or will pay principal and interest on an unaccelerated basis from unappropriated State funds. The Office of Statewide Health Planning and Development commissioned various studies, commencing in December 1983, to evaluate the adequacy of the reserve fund established under the insurance program and, based on certain formulations and assumptions, found the reserve fund substantially underfunded. However, the most recent study, completed in July 2016, concluded, among other things, that the Health Facility Construction Loan Insurance Fund appears to be sufficient and, based upon a number of assumptions, as of

June 30, 2014, should maintain a positive balance until fiscal year 2043-44. As of May 31, 2017, the Office of Statewide Health Planning and Development insured 84 loans to nonprofit or publicly-owned health facilities throughout California, with an aggregate par amount of approximately $1.6 billion and a cash balance of approximately $169.2 million.



The ACA increases access to public and private health care coverage through various programmatic, regulatory and tax incentive mechanisms. To expand coverage, the ACA provides for: (1) the health insurance exchange, a new marketplace in which individuals who do not have access to public coverage or affordable employer coverage can purchase insurance and access federal tax credits, and (2) two expansions of Medicaid - a mandatory expansion by simplifying rules affecting eligibility, enrollment and retention; and an optional expansion to adults with incomes up to 138% of the federal poverty level. Additionally, the ACA required specified rate increases for primary care for two years beginning January 1, 2013 and prohibited California from restricting eligibility primarily for the Medi-Cal and Healthy Families programs before the new coverage requirements went into effect in 2014.



Health care reform has resulted in a significant net increase of General Fund program costs in fiscal year 2013-14 and beyond. The net impact of health care reform on the General Fund will depend on a variety of factors, including levels of individual and employer participation, changes in insurance premiums, and savings resulting from the reform as beneficiaries in current State-only programs receive coverage through Medi-Cal or the California Health Benefit Exchange, also known as "Covered California," which started in 2014. The 2017 Budget Act included $15 billion in costs in fiscal year 2017-18 related to the optional expansion. The federal government paid nearly 100% of the costs of this expansion for the first three years. As of January 1, 2017, California is responsible for 5% of these costs with California's contribution gradually increasing each fiscal year until fiscal year 2020-21, when the State will pay 10% of the total costs. By fiscal year 2020-21, the General Fund share for the optional expansion is projected to be $2.4 billion. The 2017 Budget Act projects the optional expansion caseload to be 3.9 million in fiscal year 2017-18.



Mortgages and Deeds. Certain debt obligations in the Fund's portfolio may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. Two statutes limit the creditor's right to obtain a deficiency judgment, one limitation being based on the method of foreclosure and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of a nonjudicial trustee's sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. Another California statute, commonly known as the "one form of action" rule, requires creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. The fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as the result of low bids at a judicial sale. The fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor.


Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale after expiration of the three-month reinstatement period, which notice of sale must be given at least 20 days before the scheduled sale date. The debtor may reinstate the mortgage, in the manner described above, up to five business days prior to the scheduled sale date. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations.

In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of property securing a mortgage for such private sale to constitute "state action," and could hold that the private-right-of-sale proceedings violate the due process requirements of the Federal or State Constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.


Certain debt obligations in the Fund's portfolio may be obligations which finance the acquisition of single family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to California's statutory limitations described above applicable to obligations secured by real property. Under California antideficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.


Under California law, mortgage loans secured by single-family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and then only if the borrower prepays an amount in excess of 20% of the original principal amount of the mortgage loan in a 12-month period; a prepayment charge cannot in any event exceed six months' advance interest on the amount prepaid during the 12-month period in excess of 20% of the original principal amount of the loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.


Proposition 13. Certain of the debt obligations may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, California voters approved an amendment to the California Constitution known as Proposition 13, which added Article XIIIA to the California Constitution. The effect of Article XIIIA was to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues.


Section 1 of Article XIIIA, as amended, limits the maximum ad valorem tax on real property to 1% of full cash value to be collected by the counties and apportioned according to law. The 1% limitation does not apply to ad valorem taxes or special assessments to pay the interest and redemption charges on any bonded indebtedness for the acquisition or improvement of real property approved by two-thirds of the votes cast on the proposition. Section 2 of
Article XIIIA defines "full cash value" to mean "the County Assessor's valuation of real property as shown on the 1975/76 tax bill under `full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The full cash value may be adjusted annually to reflect inflation at a rate not to exceed 2% per year, or reduction in the consumer price index or comparable local data, or reduced in the event of declining property value caused by damage, destruction or other factors.


Legislation enacted by the California Legislature to implement Article XIIIA provides that notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy the maximum tax permitted by Article XIIIA.


Subsequent to the adoption of Proposition 13, the State provided aid to local governments from the General Fund; however, during the recession of the early 1990s, the Legislature eliminated most components of aid to local government entities but provided additional revenue sources, such as sales taxes, and reduced certain mandates for local services. The 2004 Budget Act, related legislation and the enactment of Senate Constitutional Amendment No. 4 dramatically changed the State-local fiscal relationship. These statutory and Constitutional changes implemented an agreement negotiated between the Governor and local government officials (the "state-local agreement") in connection with the 2004 Budget Act. One such change relates to the reduction of the vehicle license fee ("VLF") rate from 2% to 0.65% of the market value of the vehicle. In order to protect local governments, which have previously received all VLF revenues, the reduction in VLF revenue to cities and counties from this rate change was replaced by an increase in the amount of property tax they receive.

As part of the state-local agreement, Senate Constitutional Amendment No. 4 was enacted by the Legislature and subsequently approved by voters as Proposition 1A at the November 2004 election. Proposition 1A amended the State Constitution to, among other things, reduce the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales and VLF revenues as of November 3, 2004. Per the amendment, beginning with fiscal year 2008-09, the State is able to borrow up to 8% of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship, two-thirds of both Houses of the Legislature approve the borrowing and the amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years, and only if previous borrowings have been repaid.


In addition, the State cannot reduce the local sales tax rate or restrict the authority of local governments to impose or change the distribution of the statewide local sales tax. The provisions of Proposition 1A allowing the State to borrow money from local governments from time to time have been suspended by Proposition 22, which permanently prohibits any future such borrowing. Proposition 1A also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. Beginning in fiscal year 2005-06, if the State does not provide funding for the activity that has been determined to be mandated, the requirement on cities, counties or special districts to abide by the mandate will be suspended. In addition, Proposition 1A expanded the definition of what constitutes a mandate to encompass State action that transfers financial responsibility to cities, counties and special districts for a required program for which the State previously had partial or complete responsibility. The State mandate provisions of Proposition 1A do not apply to schools or community colleges or to mandates relating to employee rights.


Proposition 1A further requires the State to reimburse cities, counties, and special districts for mandated costs incurred prior to fiscal year 2004-05 over a term of years. Payment of mandated costs incurred prior to fiscal year 2004-05 are required to begin in fiscal year 2006-07 and to be paid over a term of 15 years.


The 2014 Budget Act suspended 60 mandates subject to Proposition 1A of 2004 for the 2014-15 fiscal year. The total estimated back cost owed on the suspended mandates is approximately $900 million. That amount would be payable if the Legislature had chosen to fund all suspended mandates. The Amended 2009 Budget Act authorized the State to exercise its Proposition 1A borrowing authority. This borrowing generated $1.998 billion that will be used to offset state General Fund costs for a variety of court, health, corrections, and K-12 programs. The enabling legislation also created a securitization mechanism for local governments to sell their right to receive the State's payment obligations to a local government-operated joint powers agency (JPA). This JPA sold bonds in an aggregate amount of approximately $1.9 billion in November 2009 to pay the local agencies their property tax allocations when they otherwise would receive them. Pursuant to Proposition 1A of 2004, the State repaid the local government borrowing in June 2013 to fully retire the outstanding bond obligations to be paid from the General Fund.


Proposition 22. Passed November 2, 2010, this proposition, called the "Local Taxpayer, Public Safety and Transportation Protection Act of 2010," supersedes some parts of Proposition 1A of 2004, prohibits any future action by the State Legislature to take, reallocate or borrow money raised by local governments for local purposes, and prohibits changes in the allocation of property taxes among local governments designed to aid State finances. Proposition 22 supersedes Proposition 1A by prohibiting the State from borrowing sales tax or excise taxes on motor vehicle fuels or changing the allocations of those taxed among local governments except pursuant to specified procedures involving public notices and hearings, although Proposition 1A borrowing done in 2009 is grandfathered. In addition, any law enacted after October 29, 2009 inconsistent with Proposition 22 is repealed under Proposition 22.The inability of the State to borrow or redirect property tax funds reduces the State's flexibility in reaching budget solutions. The State had used these actions for several billion dollars of solutions prior to the enactment of Proposition 22.


Proposition 25. Passed November 2, 2010, pursuant to this proposition, a budget act (or other appropriation bills and "trailer bills" which are part of the budget package) must be approved by a majority vote of each House of the State Legislature. This is a reduction from the requirement for a two-thirds vote. In addition, Proposition 25 permits the

Governor to reduce or eliminate specific line items in a budget act or any bills that amend the Budget Act without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the State Legislature.


Proposition 26. Passed November 2, 2010, this proposition revises provisions in Articles XIIIA and XIIIC of the Constitution dealing with tax increases. The measure specifies that a two-thirds vote of both Houses of the Legislature is required for any increase in any tax on any taxpayer, eliminating the prior practice where a tax increase coupled with a tax reduction could be adopted by a majority vote. It also provides that any increase in a fee beyond the amount needed to provide the specific service or benefit is deemed a tax, thereby requiring a two-thirds vote of approval for passage.


Proposition 58. Shortly after being elected in October 2003, then-Governor Schwarzenegger asked the California Legislature to send to California voters a proposal to amend the California Constitution to impose a spending limit which would require that expenditures not exceed revenues. The Legislature approved this proposal in mid-December 2003, and accordingly the measure appeared on the March 2004 primary ballot. Voters approved the measure, known as Proposition 58, which amended Article XIIIB of the California Constitution. The amendment provided for the following:



1. Required enactment of a balanced budget where General Fund expenditures do not exceed estimated General Fund revenues;


2. Allowed the Governor to proclaim a fiscal emergency in specified circumstances, and submit proposed legislation to address the fiscal emergency;


3. Required the Legislature to stop other action and act on legislation proposed to address the emergency;


4. Established the BSA as a second budgetary reserve;


5. Provided that the California Economic Recovery Bond Act (Proposition 57) is for a single object or work; and


6. Prohibited any future deficit bonds.


Proposition 2. Proposition 2, which revised Proposition 58 requirements, was approved by the voters in 2014 and became effective in fiscal year 2015-16.


Proposition 2 superseded the BSA provisions of Proposition 58, providing for both paying down debt and other long-term liabilities and saving for a rainy day by making specified deposits into the BSA.


In response to the volatility of capital gains revenues and the resulting boom-and-bust budget cycles, Proposition 2 takes into account the State's heavy dependence on the performance of the stock market and the resulting capital gains. Proposition 2:


1. Requires a calculation of capital gains revenues in excess of 8% of General Fund tax revenues that are not required to fund a Proposition 98 increase and requires a calculation of 1.5% of annual General Fund revenues;



2. Requires half of each year's calculated amount for the first 15 years be used to pay specified types of debt or other long-term liabilities and half be deposited into the BSA;



3. Allows the withdrawal of BSA funds only for a disaster or if spending remains at or below the highest level of spending from the past three years;


4. Creates the Public School System Stabilization Account, in which spikes in funding will be saved for future years;


5. Sets the maximum size to be reserved in the BSA at 10% of General Fund revenues; and

6. Requires that the State provide a multiyear budget forecast to help better manage the State's long-term finances.


A number of other laws and constitutional amendments have been enacted over the years, often through voter initiatives, which have, among other things, made it more difficult to raise State taxes, restricted the use of State General Fund or special fund revenues, or otherwise limited the Legislature and Governor's discretion in enacting budgets.


The net State fiscal effects will vary year by year and depend in part on actions of future Legislatures. Reserve provisions may smooth state spending, with reductions during economic expansions and increases during downturns. The balanced budget and debt limitation provisions could result in more immediate actions to correct budgetary shortfalls.


Proposition 62. Approved on November 4, 1986, Proposition 62 further restricted the ability of local governments to raise taxes and allocate approved tax revenues. Several decisions of the California Courts of Appeal have held parts of Proposition 62 unconstitutional. However, the California Supreme Court recently upheld a requirement imposed by Proposition 62 that "special taxes" be approved by two-thirds of the voters voting in an election on the issue. As a result of this decision, other taxes that have been imposed by local governments in the State may be invalidated, and it may become more difficult for local governments to raise taxes.


Proposition 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 education a minimum level of funding (the "Proposition 98 Guarantee"). Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990), guarantees K-14 education the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 education in the prior year, adjusted for changes in State per capita personal income and enrollment ("Test 2"), or (c) a third test, which replaces Test 2 in any year that the percentage growth in per capita General Fund revenues from the prior year plus one half of 1% is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 becomes a "credit" to schools and is paid to them in future years when per capita General Fund revenue growth exceeds per capita personal income growth.



The 2017 Budget Act proposes Proposition 98 funding of $74.5 billion for fiscal year 2017-18, of which $52.6 billion is from the General Fund. The 2017 Budget Act includes a $2.6 billion increase in the General Fund investment in K-14 education compared to the 2016 Budget Act.


Proposition 98 may also create two forms of future obligations for the State General Fund: maintenance factor payments and settle-up payments. Both of these obligations have been created in years leading up to fiscal year 2017-18. The 2017 Budget Act will repay $603 million in settle-up payments, which represent prior years of Proposition 98 underfunding.



Proposition 218. On November 5, 1996, the voters of the State approved Proposition 218, a constitutional initiative, entitled the "Right to Vote on Taxes Act." Proposition 218 further limited the ability of local governments to raise taxes, fees and other exactions. The limitations include requiring a majority vote approval for general local tax increases, prohibiting fees for services in excess of the cost of providing such service, and providing that no fee may be charged for fire, police, or any other service widely available to the public.


OTHER CONSIDERATIONS



A new president was inaugurated on January 20, 2017. The new administration and leaders in Congress have suggested major changes to the Affordable Care Act, Medicaid, trade and immigration policy, and the federal tax structure, as well as other actions. Many of these proposed changes could have detrimental effects on the State's economy and budget. It is not yet clear what those changes will be or when they will take effect.

Following five years of drought conditions, California has experienced rainfall significantly in excess of the average amount of rainfall. The high volume of rain and snowmelt has, among other effects, caused localized flooding in some areas and damage to roads and other infrastructure, including spillways at the Oroville Dam. The President has issued Presidential Disaster Declarations for the winter storms affecting 30 counties across California. At this time the effects of the high volume of rainfall and snowfall are not expected to materially impact the State's economy or budget, and repairs to the Oroville Dam are expected to be paid from sources other than the General Fund. Nevertheless, the State continues to address the potential for future droughts by encouraging water conservation, facilitating water management where possible and providing funding for critical water infrastructure projects.


Substantially all of California is within an active geologic region subject to major seismic activity. Any obligation held by the Fund could be affected by an interruption of revenues due to damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions due to earthquakes. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.



CALIFORNIA TAX CONSIDERATIONS


In any year in which the fund qualifies as a regulated investment company under Subchapter M of the Code and is exempt from federal income tax on the income and gains it distributes to shareholders, the fund will also be relieved of liability for California state franchise and corporate income tax to the extent its earnings are distributed to its shareholders. The fund may be taxed on its undistributed taxable income (including interest income on California municipal securities for franchise tax purposes). If for any year the fund does not qualify for the special tax treatment afforded regulated investment companies, then all of the fund's taxable income may be subject to California state franchise or income tax at regular corporate rates.


If at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company (or series thereof) consists of obligations the interest on which, if held by an individual, is exempt from taxation by California, then the regulated investment company (or series thereof) will be qualified to pay dividends exempt from California personal income tax (hereinafter referred to as "California exempt-interest dividends"). The fund intends to qualify under the above requirements so it can pay California exempt-interest dividends. However, if the fund fails to so qualify, then no part of its dividends to shareholders will be exempt from California personal income tax.


The fund will report, in written statements furnished to shareholders, the portion of the dividends paid by the fund with respect to its taxable year which is exempt from California state personal income tax. Interest on obligations of Puerto Rico and other US possessions, as well as interest on obligations of the State of California or its political subdivisions, may be distributed as California exempt-interest dividends. Distributions from the fund which are attributable to sources other than those described in the preceding sentence generally are taxable to such shareholders as ordinary income. However, distributions derived from interest on US Government obligations, if any, may also be designated by the fund and treated by shareholders as exempt under the California personal income tax provided the 50% requirement of the preceding paragraph is satisfied.


To the extent, if any, dividends paid to shareholders of the fund are derived from the excess of net long-term capital gains over net short-term capital losses, such dividends will not constitute California exempt-interest dividends. Such dividends will generally be taxed as long-term capital gains under rules similar to those regarding the treatment of capital gain dividends for federal income tax purposes; provided that California has not adopted the federal rule that allows a regulated investment company to elect to treat such capital gains as having been distributed even though no capital gain dividend has actually been paid. In the case where the fund makes this election for federal income tax purposes, any such capital gains may be subject to tax at the fund level for California franchise or corporate income tax purposes.


Shares of the fund are not subject to the California property tax.

Interest on indebtedness incurred or continued by shareholders or related parties to purchase or carry shares of the fund is not deductible for California personal income tax purposes. Any loss realized upon the redemption of shares within six months from the date of purchase of such shares and following receipt of a long-term capital gains distribution on such shares is treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption or other disposition of shares may be disallowed under the "wash sale" rules if within a period beginning 30 days before and ending 30 days after the redemption or other disposition, other shares of the fund or other substantially identical stock or securities are acquired.


The foregoing is only a summary of some of the important California state personal income tax considerations generally affecting the fund and its shareholders. No attempt is made to present a detailed explanation of the California state personal income tax treatment of the fund or its shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any fund dividends constituting California exempt-interest dividends is excludable for California state personal income tax only. Any dividends paid to shareholders subject to California state franchise or California state corporate income tax may therefore be taxed as ordinary dividends to such shareholders notwithstanding that all or a portion of dividends is exempt from California state personal income tax. Accordingly, potential investors in the fund, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their tax advisors with respect to the application of such taxes to the receipt of fund dividends and as to their own California state tax situation, in general.


STATE SPECIFIC RISK FACTORS - NEW YORK


Deutsche New York Tax-Free Income Fund normally invests in bonds issued by New York State or its political subdivisions. The fund is therefore subject to various statutory, political and economic factors unique to the state of New York. Discussed below are some of the more significant factors that could affect the ability of the bond issuers to repay interest and principal on New York securities owned by the fund. The information is derived from various public sources, all of which are available to investors generally, and which the fund believes to be accurate.


The following information is subject to change rapidly, substantially, and without notice, and the inclusion of such information herein shall not under any circumstances create any implication that there has been no change in the affairs of the State or its issuers since the date of its preparation. Any such change(s) may adversely affect the State's and applicable issuer's cash flows, expenditures, or revenues, or otherwise negatively impact the State's current or projected financial situation, which in turn could hamper fund performance.


The value of the shares of a fund that primarily invests in the municipal securities of one state may fluctuate more widely than the value of shares of a fund investing in securities relating to a number of different states. The ability of state, county or other local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally.


FINANCIAL DISCLOSURE FOR THE STATE OF NEW YORK



The State of New York's most recently completed fiscal year began on April 1, 2016 and ended on March 31, 2017. The State's new fiscal year began on April 1, 2016. The State legislature approved the budget for the fiscal year, which began on April 1, 2017 and ends on March 31, 2018, on April 10, 2017 (the "Enacted Budget").The disclosure below is based on the Annual Information Statement of the State which was released on June 20, 2017, and the most recent Quarterly Update released on September 26, 2017 (collectively, the "AIS"). The AIS is prepared by the Department of Budget ("DOB") and is available at: budget.ny.us. The AIS has been filed with the Municipal Securities Rulemaking Board (MSRB) through its Electronic Municipal Market Access (Emma) System. An electronic copy of the AIS can be accessed through Emma at emma.msrb.org. The State's audited financial statements for the fiscal year ended March 31, 2017 were released in July 2017. The audited financial statements are prepared by the Office of the State Comptroller ("OSC") and are available at: osc.state.ny.us.


THE NEW YORK STATE ECONOMY

New York State private sector employment growth has continued to decelerate against a backdrop of weak national and global growth. After 10 consecutive quarters of growth above 2 percent, the rate of private job gains fell to 1.9 percent and 1.8 percent in the second and third quarters of 2016, respectively. Preliminary data suggest that fourth quarter growth slowed even further to 1.4 percent. As a result, private sector job growth of 1.4 percent is expected for 2017, following 1.8 percent growth for 2016.


Since the 2016 presidential election, the anticipation of lower personal income tax rates at the Federal level has impacted both public debate and the private behavior of taxpayers, prompting a shifting of bonus payouts and other financial transactions out of calendar year 2016 and into calendar year 2017. Finance and insurance sector bonuses are estimated to have fallen 0.7 percent in Fiscal 2017. However, underlying non-bonus wages are estimated to have grown by 4.3 percent. On balance, total State wages for Fiscal 2017 are estimated to have grown by 3.6 percent.


In contrast to the start of calendar year 2016, the first quarter of 2017 saw strong financial sector revenues. IPOs rebounded, consistent with robust equity market and debt growth, after a significant number of IPOs had been withdrawn during the final quarter of 2016. Finance and insurance sector bonuses are expected to grow by 4.4 percent in Fiscal 2018. Total State wages are expected to grow by 4.3 percent in Fiscal 2018.


The anticipation of a lower capital gains tax rate effective for the 2017 tax year may also have induced taxpayers to defer certain financial transactions from the end of 2016 into the future in order to maximize their tax advantage. DOB now estimates a decline in positive capital gains realizations of 19.4 percent for the 2016 tax year. A moderate rebound in realizations of 12.5 percent is projected for the 2017 tax year.


All of the risks to the U.S. forecast apply to the State forecast as well, although as the nation's financial capital, both the volume of financial market activity and the volatility in equity markets pose a particularly large degree of uncertainty for New York. Under a still evolving regulatory environment, the pattern of Wall Street bonus payouts continues to shift, with payments now more widely dispersed throughout the year. Taxable payouts can represent both current-year awards and deferred payments from prior years, with the deferral ratio itself proving to be unstable. Finally, with Federal tax policy in flux, and taxpayers strategically responding to anticipated changes in tax policy, the uncertainty surrounding the forecast for bonuses and various forms of taxable non-wage income is even further heightened. In particular, should substantial reductions in Federal tax rates for the nation's top income earners be enacted and scheduled to take effect January 1, 2018, yet another round of income shifting could ensue, creating downside risk to income and tax revenue estimates related to the 2017 tax year.


New York is the fourth most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education, and health services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. All of the risks to the U.S. economy apply to the State forecast as well, although as the nation's financial capital, the volume of financial market activity and equity market volatility pose a particularly large degree of uncertainty for New York.



Manufacturing: Manufacturing employment continues to decline as a share of total State employment, as in most other states, and as a result New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate region, which hosts high concentrations of manufacturers of transportation and other types of equipment.


Trade, Transportation, and Utilities: As defined under the North American Industry Classification System (NAICS), the trade, transportation, and utilities supersector accounts for the second largest component of State nonagricultural employment, but only the fifth largest when measured by wage share. This sector accounts for proportionally less employment and wages for the State than for the nation as a whole.

Financial Activities: New York City is the nation's leading center for banking and finance and, as a result, this is a far more important sector for the State than for the nation as a whole. Although this sector accounts for less than one-tenth of all nonagricultural jobs in the State, it contributes more than one-fifth of total wages.


Other Service Sectors: The remaining service-producing sectors include information, professional and business services, private education and healthcare, leisure and hospitality services, and other services. These industries combined account for half of all nonagricultural jobs in New York. Information, education and health, and other services account for a higher proportion of total State employment than for the nation as a whole.


Agriculture: Farming is an important part of the economy in rural areas, although it constitutes only about 0.2 percent of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation's leaders in the production of these commodities.


Government: Federal, State, and local governments together comprise the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of about 40 percent of total State and local government employment.



FISCAL 2017 RESULTS (AUDITED)



The following overview is qualified in its entirety by the State's audited financial statements and related disclosure available on the OSC website at osc.state.ny.us.



Governmental entities are required by GAAP to report on their net position. The Statement of Net Position presents the value of all of New York State's assets and deferred outflows of resources, and liabilities and deferred inflows of resources, with the difference between them reported as net position. Over time, increases or decreases in net position may serve as a useful indicator of changes in a government's financial position. The State reported net position of $28.9 billion, comprised of $7.23 billion in net investment in capital assets, and $7.6 billion in restricted net position, offset by an unrestricted net position deficit of $51 billion.


Net position reported for governmental activities decreased by $4 billion, decreasing to $28.6 billion from $32.5 billion last fiscal year. Unrestricted net position for governmental activities-the part of net position that can be used to finance day-to-day operations without constraints established by debt covenants, enabling legislation, or other legal requirements-had a deficit of $45.6 billion at March 31, 2017.


The net position deficit in unrestricted governmental activities, which increased by $4.7 billion in 2017, exists primarily because the State has issued debt for purposes not resulting in a capital asset related to State governmental activities and the obligation related to other post employment benefits ($17.3 billion). Such outstanding debt included: securitizing the State's future tobacco settlement receipts ($660 million); eliminating the need for seasonal borrowing by the LGAC ($1.8 billion); and borrowing for local highway and bridge projects ($4.1 billion), local mass transit projects ($1.5 billion), and a wide variety of grants and other expenditures not resulting in State capital assets ($12.7 billion). This deficit in unrestricted net position of governmental activities can be expected to continue for as long as the State continues to have obligations outstanding for purposes other than the acquisition of State governmental capital assets.


The net position for business-type activities increased by $107 million (47.6 percent) to $332 million in 2017 as compared to $225 million in 2016. The increase in net position for business-type activities was due to employer contributions and other revenue exceeding unemployment benefit payments for the Unemployment Insurance Fund ($768 million). This was partially offset by: SUNY expenses exceeding revenues and State support ($537 million); CUNY Senior College expenses exceeding revenues and State support ($88 million); and Lottery education aid transfers exceeding net income ($36 million).


In fiscal year 2017, the State's total expenses for governmental activities of $153.5 billion exceeded its total revenues of $151.8 billion by $1.7 billion. However, the amount that State taxpayers ultimately financed for activities through State taxes and other State revenues was $75.1 billion. Overall, the State's governmental program revenues, including

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intergovernmental aid, fees for services and capital grants, were $76.7 billion in 2017. The State paid for the remaining "public benefit" portion of governmental activities with $73.4 billion in taxes and $1.7 billion in other revenues, including investment earnings. Additionally, $250 million was available as a special item from the State Insurance Fund (SIF) reserve release.


The cost of all business-type activities this year was $23.7 billion, an increase of $857 million as compared to $22.8 billion in 2016. Increases in SUNY hospitals and clinics, educational and general, and other operating and non-operating expenses, along with increases in CUNY Senior Colleges educational and general and other operating and non-operating expenses, and Lottery operating and non-operating expenses, were partially offset by decreases in unemployment benefit payments for the Unemployment Insurance Fund. The amount reported as transfers that governmental activities ultimately financed for business-type activities was $2.8 billion after activity costs were paid by those directly benefitting from the programs ($14.6 billion) and after grants and contributions ($5.8 billion). The decrease in revenues from charges for services ($218 million) was primarily caused by a decrease in SUNY hospitals and clinics revenue. The decrease in revenues from operating grants and contributions was primarily due to the decrease in employer contributions into the Unemployment Insurance Fund.


The State uses fund accounting to ensure and demonstrate compliance with legal and finance-related requirements. As the State completed the fiscal year, its governmental funds reported a combined fund balance of $11.2 billion. Included in this year's total change in fund balance is a deficit of $2.8 billion in the State's General Fund, resulting from expenditures exceeding revenues by $13.7 billion, which was offset by other financing sources of $10.6 billion and a special item for the State Insurance Fund reserve release of $250 million to the General Fund. The General Fund reported increases in personal income taxes ($390 million), consumption and use taxes ($219 million) and other taxes ($417 million). Compared to the prior fiscal year, personal income tax revenue increased due to greater income tax withholdings and estimated tax payments. The decrease in business taxes is due to shortfalls in audit collection and cash payments associated with final tax year 2015 returns. Total General Fund revenues increased $119 million while expenditures increased $1.7 billion. Local assistance expenditures increased by nearly $1.2 billion due primarily to the timing of education assistance expenditures, transportation, public health and public welfare expenditures. State operations expenditures increased $515 million due to increasingly higher contributions to pensions and rising health care premiums. The State ended the 2016-17 fiscal year with a General Fund accumulated fund balance of $2.3 billion.


General Fund exceeded receipts by $1.2 billion in 2016-17, primarily reflecting the planned use of monetary settlements to support capital spending and reserves set aside for labor contracts. The General Fund ended the fiscal year with a closing cash fund balance of $7.7 billion, which consisted of approximately $1.8 billion in the State's rainy day reserve funds ($1.3 billion in the Tax Stabilization Reserve Account and $540 million in the Rainy Day Reserve Fund), $63 million in the Community Projects Fund, $21 million in the Contingency Reserve Fund, and $5.9 billion in the Refund Reserve Account.


Total General Fund receipts for the year (including transfers from other funds) were approximately $66.9 billion. Total General Fund disbursements for the year (including transfers to other funds) were approximately $68.1 billion. Net operating results were $1.7 billion more favorable than anticipated in the original financial plan, with the original plan projecting a net operating deficit of $2.9 billion. Total receipts and transfers from other funds exceeded original financial plan estimates by $2.1 billion and total disbursements and transfers to other funds were less than original financial plan estimates by $3.8 billion.


Personal Income Tax receipts were $1.3 billion below initial projections, due to underlying weakness in estimated payments and withholding growth. Business tax receipts were $989 million below initial projections, due to shortfalls in both audit collections and cash payments associated with tax year 2015 final returns. The lower receipts were partly offset by higher-than-estimated estate tax collections related to stronger-than-anticipated growth in household net worth. Miscellaneous receipts were $1 billion higher than the original projections, due almost entirely to additional monetary settlement collections not anticipated in the initial budget for Fiscal 2017.

Lower than projected disbursements reflected lower-than-anticipated transfers to capital projects and underspending across a number of local assistance programs. Lower than projected disbursements for local assistance primarily reflected the use of available fund balance from the Health Care Reform Act
(HCRA) Resources Fund to finance State share Medicaid spending, a result driven primarily by strong results in HCRA surcharge and covered lives revenue collections, augmented by underspending in a number of different program areas. Transfers to capital projects funds were lower than initially planned, primarily due to significant levels of under-spending across a number of capital program areas as the progression of certain projects occurred at slower pace than initially anticipated, as well as substantial revisions to recognize the utilization of other financing sources for capital projects spending.


Net operating results were $0.5 billion more favorable than anticipated in the final financial plan, with the final financial plan projecting a net operating deficit of $1.7 billion. Total receipts and disbursements were lower than the final financial plan estimates (by $1.1 billion and $1.6 billion, respectively). Lower receipts were primarily due to lower than expected business tax receipts related to lower corporate franchise taxes and lower transfers to other funds due to timing associated with the availability of fund balances. Lower than projected total disbursements occurred primarily as a result of lower than planned transfers to the Capital Projects Fund, as well as lower spending for local assistance and agency operations.


As of 2017, the State has $104.8 billion invested in a broad range of capital assets, including equipment, buildings, construction in progress, land preparation and infrastructure, which primarily includes roads and bridges. This amount represents a net increase of $2.4 billion over last year.


The State's 2017-18 fiscal year capital budget calls for it to spend $13.8 billion for capital projects, of which $6.1 billion is for transportation projects. To pay for these capital projects, the State plans to use $990 million in general obligation bond proceeds, $6.3 billion in other financing arrangements with public authorities, $1.8 billion in Federal funds, and $4.7 billion in funds on hand or received during the year.


The State has obtained long-term financing in the form of voter-approved General Obligation debt (voter-approved debt) and other obligations that are authorized by legislation but not approved by the voters (non-voter-approved debt), including lease/purchase and contractual obligations where the State's legal obligation to make payments is subject to and paid from annual appropriations made by the Legislature or from assignment of revenue in the case of Tobacco Settlement Revenue Bonds. Equipment capital leases and mortgage loan commitments, which represent $542 million as of March 31, 2017, do not require legislative or voter approval. Other obligations include certain bonds issued through State public authorities and certificates of participation. The State administers its long-term financing needs as a single portfolio of State-supported debt that includes general obligation bonds and other obligations of both its governmental activities and business-type activities. Most of the debt reported under business-type activities, all of which was issued for capital assets used in those activities, is supported by payments from resources generated by the State's governmental activities-thus it is not expected to be repaid from resources generated by business-type activities. The State Finance Law allows the bonded portion of this single combined debt portfolio, which includes debt reported in both governmental and business-type activities, to include debt instruments which result in a net variable rate exposure in an amount that does not exceed 15 percent of total outstanding State-supported debt, and interest rate exchange agreements (swaps) that do not exceed 15 percent of total outstanding State-supported debt. At March 31, 2017, the State had $173 million in State-supported (net) variable rate bonds outstanding and $1.7 billion in interest rate exchange agreements, in which the State issues variable rate bonds and enters into a swap agreement that effectively converts the rate to a fixed rate.


At March 31, 2017, variable rate bonds, net of those subject to the fixed rate swaps, were equal to 0.3 percent of the State-supported debt portfolio. Variable rate bonds that were converted to a synthetic fixed rate through swap agreements of $1.7 billion were equal to 3.4 percent of the total State-supported debt portfolio. As of March 31, 2017, the State had $56.2 billion in bonds, notes, and other financing agreements outstanding compared with $56.7 billion in the prior year, a decrease of $518 million.

In addition, the State reported $1.4 billion for collateralized borrowings ($378 million in government activities and $985 million in business-type activities) for which specific revenues have been pledged. In Fiscal 2016, the State reported $838 million for collateralized borrowings ($401 million in governmental activities and $437 million in business-type activities).


During Fiscal 2017, the State issued $6.1 billion in bonds of which $2.3 billion was for refunding and $3.8 billion was for new borrowing.


The State's assigned general obligation bond ratings on March 31, 2017 were as follows: AA+ by Kroll Bond Rating Agency, Inc., AA+ by Standard & Poor's Investor Services (S&P), Aa1 by Moody's Investor Service, Inc., and AA+ by Fitch Investor Service. The State Constitution, with exceptions for emergencies, limits the amount of general obligation bonds that can be issued to that amount approved by the voters for a single work or purpose in a general election. Currently, the State has $2.7 billion in authorized but unissued bond capacity that can be used to issue bonds for specifically approved purposes. The State may issue short-term debt without voter approval in anticipation of the receipt of taxes and revenues or proceeds from duly authorized but not issued general obligation bonds.



The State Finance Law, through the Debt Reform Act of 2000 (the Act), also imposes phased-in caps on the issuance of new State-supported debt and related debt service costs. The Act also limits the use of debt to capital works and purposes, and establishes a maximum length of term for repayment of 30 years. The Act applies to all State-supported debt. The Act does not apply to debt issued prior to April 1, 2000 or to other obligations issued by public authorities where the State is not the direct obligor.



NEW YORK STATE FINANCIAL PLAN



Budgetary and Accounting Practices. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except for those required by law to be accounted for in another fund. It is the State's largest single fund and receives most State taxes and other resources not dedicated to particular purposes. General Fund monies are also transferred to other funds, primarily to support certain State share Medicaid payments, capital projects and debt service payments in other fund types.


In the cash basis of accounting, the State defines a balanced budget in the General Fund as (a) the ability to make all planned payments anticipated in the Financial Plan, including tax refunds, without the issuance of deficit bonds or notes or extraordinary cash management actions, (b) the restoration of the balances in the Tax Stabilization Reserve and Rainy Day Reserve (together, the "rainy day reserves") to a level equal to or greater than the level at the start of the fiscal year, and (c) maintenance of other designated balances, as required by law.


Fund types of the State include: the General Fund; State Special Revenue Funds, which receive certain dedicated taxes, fees and other revenues that are used for a specified purpose; Federal Special Revenue Funds, which receive certain Federal grants; Capital Projects Funds, which account for costs incurred in the construction and rehabilitation of roads, bridges, prisons, university facilities, and other infrastructure projects; and Debt Service Funds, which account for the payment of principal, interest, and related expenses for debt issued by the State and its public authorities.


The State's General Fund receives the majority of State taxes and all income not earmarked for a particular program or activity. State law requires the Governor to submit, and the Legislature to enact, a budget that is balanced on a cash-basis of accounting. The State Constitution and State Finance Law do not provide a precise definition of budget balance. In practice, the General Fund is considered balanced on a cash basis of accounting if sufficient resources are, or are expected to be, available during the fiscal year for the State to
(a) make all planned payments, including personal income tax refunds, without the issuance of deficit notes or bonds or extraordinary cash management actions, (b) restore the balances in the Tax Stabilization Reserve and Rainy Day Reserve to levels at or above the levels on deposit when the fiscal year began, and (c) maintain other reserves, as required by law.

The General Fund is the sole financing source for the School Tax Relief ("STAR") Fund. In addition, the General Fund is typically the financing source of last resort for the State's other major funds, including the Health Care Reform Act (HCRA) funds, the Dedicated Highway and Bridge Trust Fund (DHBTF), and the Lottery Fund. Therefore, the General Fund projections account for any estimated funding shortfalls in these funds. Since the General Fund is the fund that is required to be balanced, the focus of the State's budgetary and gap-closing discussion is generally weighted toward the General Fund.


State Operating Funds is a broader measure of spending for operations (as distinct from capital purposes) that is financed with State resources. It includes not only the General Fund, but also State-financed special revenue funds and debt service funds. It excludes spending from capital project funds and Federal funds. The State Operating Funds perspective is primarily intended as a measure of State-financed spending.



The State also reports disbursements and receipts activity for All Governmental Funds (All Funds), which includes spending from Capital Projects Funds and State and Federal operating funds, providing the most comprehensive view of the cash-basis financial operations of the State. The State accounts for receipts and disbursements by the fund in which the activity takes place (such as the General Fund), and the broad category or purpose of that activity (such as State Operations).


Fund types of the State include: the General Fund; State Special Revenue Funds, which receive certain dedicated taxes, fees and other revenues that are used for specified purposes; Federal Special Revenue Funds, which receive certain Federal grants; State and Federal Capital Projects Funds, which account for costs incurred in the construction, maintenance and rehabilitation of roads, bridges, prisons, university facilities, and other infrastructure projects; and Debt Service Funds, which account for the payment of principal, interest, and related expenses for debt issued by the State and on the State's behalf by its public authorities.


FISCAL 2017 RESULTS (FINANCIAL PLAN)


The State ended Fiscal 2017 with a General Fund cash balance of $7.7 billion, including the extraordinary settlements from litigation. Excluding Extraordinary Monetary Settlements, the State ended Fiscal 2017 in balance on a General Fund basis. Disbursements exceeded receipts by $220 million, which was funded by the planned use of reserves set aside for labor contracts ($140 million), resources carried in from Fiscal 2016 ($73 million), and use of Community Projects Fund resources to support spending reappropriated from that subfund within the General Fund ($7 million).


Excluding Extraordinary Monetary Settlements, the State ended Fiscal 2017 in balance on a General Fund basis. Disbursements exceeded receipts by $220 million, which was funded by the planned use of reserves set aside for labor contracts ($140 million), resources carried in from Fiscal 2016 ($73 million), and use of Community Projects Fund resources to support spending reappropriated from that subfund within the General Fund ($7 million).


General Fund receipts, including transfers from other funds, totaled $65.7 billion or $1.1 billion lower than the Revised Fiscal 2017 Estimate. The variance was mainly due to lower business tax collections ($810 million) resulting from shortfalls in audit collections and cash payments associated with final tax year 2015 returns. PIT receipts, including transfers after payment of debt service on State PIT Revenue Bonds, were $115 million higher than the Revised Fiscal 2017 Estimate, reflecting lower refunds and STAR deposits, partially offset by lower withholding and final returns.


General Fund non-tax receipts and transfers to the General Fund from other funding sources were $390 million below the Revised Fiscal 2017 Estimate. Several transfers from other funds, initially planned for the end of Fiscal 2017, were not actually needed for operating purposes in Fiscal 2017, and these transfers to the General Fund are now scheduled for Fiscal 2018.


General Fund disbursements, including transfers to other funds, totaled $66 billion in Fiscal 2017, a decrease of $1.1 billion from the Revised Fiscal 2017 Estimate. The lower spending in both local assistance and agency operations was due in large part to the cautious estimation of General Fund expenses. In local assistance, disbursements for higher education, community school grant programs, and a range of other programs fell below planned levels.

In agency operations, including fringe benefits and fixed costs, lower spending occurred across many agencies with the most significant variance in DOH.


Transfers to capital projects funds were lower than estimated, reflecting both the pace of capital projects spending and the use of bond proceeds to reimburse first-instance capital spending.


In comparison to the AIS Update dated March 7, 2017, the State paid an additional $210 million in debt service that was due in Fiscal 2018. The pre-payments are reflected in the totals for tax receipts. The payment of Fiscal 2018 expenses during Fiscal 2017 totaled $490 million.


Excluding Extraordinary Monetary Settlements, the State ended Fiscal 2017 with a General Fund closing balance of $2.4 billion. The balance consists of $1.8 billion in the State's Rainy Day Funds, $56 million in the Community Projects Fund, and $21 million in the Contingency Reserve Fund. In addition, the balance included $500 million set aside for debt management, $25 million for costs of retroactive labor agreements, and an undesignated balance of $14 million.


The closing balance, excluding Extraordinary Monetary Settlements, was $42 million higher than the Revised Fiscal 2017 Estimate. This change reflects $25 million for Fiscal 2017 salary payments for Management/Confidential (M/C) employees that did not occur in Fiscal 2017 but will now be paid in the first quarter of Fiscal 2018, $14 million from delays of certain payments, and $3 million more in the Community Projects Fund due to lower spending.


From Fiscal 2015 through Fiscal 2018, DOB estimates that the State will have received a total of $9.9 billion in Extraordinary Monetary Settlements for violations of New York State laws by major financial and other institutions. The following table lists the Extraordinary Monetary Settlements by firm and amount. Note that the Enacted Budget Financial Plan does not reflect the May 24, 2017 consent order between the State Department of Financial Services (DFS) and BNP Paribas S.A. and BNP Paribas S.A. New York Branch (together "BNPP"), pursuant to which BNPP has paid a $350 million civil monetary penalty to DFS pursuant to Banking Law Section 44 for engaging in improper, unsafe and unsound conduct, in violation of New York State laws and regulations, that included collusive conduct, improper exchange of information, manipulation of the price at which daily benchmark rates were set, and misleading customers.


Consistent with the Executive's intention to use the majority of Extraordinary Monetary Settlements to fund capital investments and nonrecurring expenditures, the Enacted Budget authorizes the transfer/use of $5.4 billion in remaining resources from Extraordinary Monetary Settlements over a five-year period, in addition to $4.5 billion used as of the close of Fiscal 2017.


Since Fiscal 2015, DOB estimates the State has received, or expects to receive, nearly $10 billion in Extraordinary Monetary Settlements for violations of State laws by major financial and other institutions. A total of $7.7 billion is expected to finance various purposes from capital appropriations, including operating activities associated with the maintenance, protection, preservation, and operation of capital assets. Another $2.2 billion is or will be used for, other purposes, including resolution of Federal OPWDD disallowances in Fiscal 2016; funding for retroactive labor costs, General Fund operations, and costs of the Department of Law's Litigation Services Bureau.


FISCAL 2018 ENACTED FINANCIAL PLAN


Budget Negotiations and Subsequent Events. In developing the Executive Budget proposal for Fiscal 2018, DOB estimated that the State faced a budget gap of $3.5 billion for Fiscal 2018. Budget gaps represent the difference between (a) the projected General Fund disbursements, including transfers to other funds, needed to maintain anticipated service levels and specific commitments, and (b) the expected level of resources to pay for them. The estimates are based on a number of assumptions and projections developed by the DOB in consultation with other State agencies.


The Governor submitted the Fiscal 2018 Executive Budget proposal to the Legislature on January 17, 2017, and amendments to it on February 16, 2017 (the "Executive Budget"), as permitted by law. DOB estimated that, if enacted without modification, the Executive Budget proposal would have provided for balanced operations in the General Fund, as required by law, and limited annual spending growth in State Operating Funds to less than 2 percent, consistent with the spending benchmark established by the current administration.

The Legislature completed action on the appropriations and accompanying legislation that comprise the Fiscal 2018 Enacted Budget (the "Enacted Budget") on April 9, 2017. Consistent with past practice, the Legislature enacted the annual debt service appropriations in advance of the other appropriations (the debt service appropriations were passed on March 28, 2017). The Governor completed his review of all Fiscal 2018 budget bills, including exercising his line-item veto of certain appropriations added by the Legislature, on April 20, 2017.


During budget negotiations, the Executive and Legislature agreed to $718 million in General Fund additions, spending restorations, and tax law changes to the Executive Budget proposal. The Enacted Budget agreement added $272 million in Foundation Aid funding for School Aid above the Executive proposal (a net increase of $86 million on a State Fiscal Year basis)5, bringing the annual Foundation Aid increase to $700 million. Other spending additions of $304 million were approved to fund a range of purposes, including education, higher education, and human services, as well as a wage increase for direct care and clinical care workers. Executive cost containment proposals that were not approved added $157 million in costs in Fiscal 2018. Lastly, several tax and revenue proposals were not approved or were modified in a manner that will yield less revenue than proposed, reducing the available resources by $171 million in Fiscal 2018.


The Enacted Budget includes, among others, the following Executive initiatives: a new scholarship program to allow families and individuals earning up to $125,000 per year to attend college tuition-free at all public universities in New York State (Excelsior Scholarship); juvenile justice reform, which raises, over a period of time, the age of criminal responsibility for juveniles from 16 to 18; and reforms to the State's indigent criminal defense system. In addition, both the current top income tax rate (proposed to be extended for three years in the Executive Budget), and the cap on charitable deductions made by high-income taxpayers (proposed to be made permanent in the Executive Budget), were extended for two years as part of the Enacted Budget.


DOB estimates that the Enacted Budget is balanced on a cash basis in the General Fund, as required by law, and limits the expected annual growth in State Operating Funds spending to 2 percent, consistent with the spending benchmark. The Enacted Budget projections reflect the changes to the Executive Budget proposal made during negotiations, updated data on economic activity and tax receipts, and operating results for Fiscal 2017.


New Costs and Resource Reductions. Based on its review of March and April 2017 tax collections, DOB has lowered its estimates for tax receipts in each fiscal year of the multi-year financial plan by approximately $1.5 billion compared to the Executive Budget Financial Plan. The downward revisions, which are concentrated in PIT and business tax receipts, appear to be due in large part to taxpayer behavior in response to real and potential changes in State and Federal tax law. For PIT collections, which have been reduced by $1.3 billion6 in Fiscal 2018, taxpayers and employers appear to have been anticipating that the Federal government will lower personal income tax rates in 2017, prompting a shift of capital gains from 2016 to 2017. It now appears that the extent of that shift likely exceeded DOB's estimates in the Executive Budget Financial Plan. For business tax collections, which have been reduced by $237 million in Fiscal 2018, it appears that taxpayers responded to the State corporate tax reforms enacted in 2014 by overpaying their tax liability in calendar year 2015 to avoid future penalties, and are now reconciling the amounts owed by reducing payments in calendar years 2016 and 2017. As described later in this AIS, the potential for major changes in Federal tax and expenditure policy will continue to present risks to the State's economic and receipts forecasts.


In addition to tax receipts, DOB has updated its calculation of the amounts due to the General Fund from other funds for fringe benefit costs. This recalculation, which is based on Fiscal 2017 experience, results in higher General Fund fringe benefit costs of $34 million in Fiscal 2018 and roughly $60 million in each fiscal year thereafter.


New Savings and Resources. The Enacted Budget Financial Plan includes savings and resources in Fiscal 2018 that DOB estimates will be sufficient both to fund the negotiated additions and restorations to the budget, and fully cover the new costs described above. Savings (as compared to the Executive Budget Financial Plan) include downward re-estimates to Fiscal 2018 disbursements in most Enacted Budget Financial Plan categories based on a review of Fiscal 2017 operating results, and the use of available resources accumulated in, and carried forward from, prior years. Specifically, local assistance aid claims for STAR, TAP and various other programs in Fiscal 2017 were lower than expected, and this trend is expected to continue in Fiscal 2018; debt service costs are expected to be reduced from refundings and other portfolio management; transfers to other funds will be reduced, reflecting the use of available bond proceeds to reimburse first-instance capital spending from prior years; and transfers from other funds will be increased, reflecting the use of balances programmed but not needed for General Fund purposes in prior years. In addition, General Fund disbursements, which are calculated using conservative estimates to create an informal reserve against risks, have been adjusted downward across Enacted Budget Financial Plan categories.


Other resources for Fiscal 2018 include the General Fund use of $461 million in cash from Extraordinary Monetary Settlements that had not been appropriated for new commitments in the Enacted Budget and savings from the payment of Fiscal 2018 expenses in Fiscal 2017 beyond the level assumed in the Executive Budget Financial Plan ($210 million).


Fiscal 2018 Closing Balance. DOB expects the State to end Fiscal 2018 with a General Fund balance of $6.4 billion, including Extraordinary Monetary Settlement funds, a decrease of $1.4 billion from Fiscal 2017 results. The planned transfer of Extraordinary Monetary Settlements to capital projects funds is the main cause for the expected decrease in fund balance. DOB intends to transfer Extraordinary Monetary Settlements on an as-needed basis over the next five years as spending occurs from the capital projects funds where the activity funded from Extraordinary Monetary Settlements is appropriated.7 In addition, the Enacted Budget Financial Plan reflects the use of $461 million in cash from Extraordinary Monetary Settlements that was not appropriated in the Enacted Budget to address the shortfall in current-year tax receipts. This amount includes $150 million that the Executive Budget Financial Plan had earmarked for a possible deposit to the rainy day reserves, fiscal conditions permitting.


The State's general reserves (consisting of the State's rainy day reserves, the contingency reserve, and the fund balances set aside for debt management and labor costs) are expected to total $2.5 billion at the end of Fiscal 2018.


DOB expects the State will have sufficient liquidity in Fiscal 2018 to make all planned payments as they become due. The State continues to reserve General Fund resources on a quarterly basis for debt service payments. Money to pay debt service on bonds secured by dedicated receipts, including PIT bonds and Sales Tax bonds, continues to be set aside as required by law and bond covenants.


The Federal government may enact budgetary changes or take other actions that adversely affect State finances. State legislation approved with the Enacted Budget sets forth a process by which the State would manage significant reductions in Federal aid in the event that they should occur during Fiscal 2018. Specifically, the legislation directs the Budget Director to prepare a corrective action plan for consideration by the Legislature in the event that
(a) Federal aid for Medicaid is reduced by $850 million or more or (b) Federal aid for all other programs is reduced by $850 million or more. Each limit is triggered separately and is not additive. The legislation requires that the corrective action plan uniformly reduce appropriations and cash disbursements in the General Fund and State special revenue funds. Upon receipt of the plan, the Legislature has 90 days to adopt a corrective action plan by concurrent resolution, or the plan submitted by the Budget Director would take effect automatically.


In addition, the Enacted Budget includes legislation creating a Retiree Health Benefit Trust Fund (the "Trust Fund") that authorizes the State to reserve money for the payment of health benefits of retired employees and their dependents. Under the legislation, the State may deposit cash in an amount not to exceed 0.5 percent of the total Other Post-Employment Benefits (OPEB) liability, as updated (the OPEB liability as of Fiscal 2016 year-end is calculated at $63.4 billion for the State and $14.4 billion for the State University of New York (SUNY)). The Enacted Budget Financial Plan does not include any deposits to the Trust Fund.


DOB estimates that the Enacted Budget Financial Plan provides for balanced operations in the General Fund in Fiscal 2018. Excluding Extraordinary Monetary Settlement funds, estimated General Fund disbursements exceed receipts by $516 million. The difference is financed by the use of Extraordinary Monetary Settlements that were not appropriated in the Enacted Budget ($461 million), reserves set aside in Fiscal 2017 to fund new labor contracts ($25 million), resources carried in from Fiscal 2016 ($14 million), and Community Projects Fund resources ($16 million).


Financial Plan Risks and Special Considerations

Many complex political, social, and economic forces influence the State's economy and finances, many of which are outside the ability of the State to control. DOB believes that the projections of receipts and disbursements in the Updated Financial Plan are based on reasonable assumptions, but there can be no assurance that actual results will not differ materially and adversely from these projections. In certain fiscal years, actual receipts collections have fallen substantially below the levels forecasted. In addition, projections in future years are based on the assumption that annual growth in State Operating Funds spending will be limited to 2 percent, and that all savings that result from the 2 percent limit will be made available to the General Fund.



DOB routinely executes cash management actions to manage the State's large and complex budget. These actions are intended for a variety of purposes that include improving the State's cash flow, managing resources within and across fiscal years, assisting in adherence to spending targets and better positioning the State to address future risks and unanticipated costs, such as economic downturns, unexpected revenue deterioration and unplanned expenditures. As such, the State regularly makes certain payments above those initially planned to maintain budget flexibility. All payments made above the planned amount are reflected in the year they occur and adhere to the limit of the State's 2 percent spending benchmark.


The Updated Financial Plan is based on numerous assumptions, including the condition of the State and national economies and the concomitant receipt of economically sensitive tax receipts in the amounts projected. Other uncertainties and risks concerning the economic and receipts forecasts include the impact of: national and international events such as ongoing instability in the Euro Zone; changes in consumer confidence, oil supplies and oil prices; major terrorist events, hostilities or war; climate change and extreme weather events; Federal statutory and regulatory changes concerning financial sector activities; changes concerning the structure of financial sector bonus payouts, as well as any future legislation governing the structure of compensation; shifts in monetary policy affecting interest rates and the financial markets; financial and real estate market developments which may adversely affect bonus income and capital gains realizations; the effect of household debt reduction on consumer spending and State tax collections; and the outcome of litigation and other claims affecting the State.


The Updated Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors: wage and benefit increases for State employees that exceed projected annual costs; changes in the size of the State's workforce; the realization of the projected rate of return for pension fund assets and current assumptions with respect to wages for State employees affecting the State's required pension fund contributions; the willingness and ability of the Federal government to provide the aid reflected in the Updated Financial Plan; the ability of the State to implement cost reduction initiatives, including the reduction in State agency operations, and the success with which the State controls expenditures; and the ability of the State and its public authorities to market securities successfully in the public credit markets. Some of these specific issues are described in more detail in the Updated Financial Plan. The projections and assumptions contained in the Updated Financial Plan are subject to revision which may involve substantial change. No assurance can be given that these estimates and projections, which include actions the State expects to be taken but which are not within the State's control, will be realized.


There can be no assurance that the State's financial position will not change materially and adversely from DOB's current projections. If this were to occur, the State would be required to take additional gap-closing actions. These may include, but are not limited to, additional reductions in State agency operations; delays or reductions in payments to local governments and other recipients of State aid; delays in or suspension of capital maintenance and construction; extraordinary financing of operating expenses; or other measures. In some cases, the ability of the State to implement these actions requires the approval of the Legislature and cannot be implemented solely by action of the Governor.



The Updated Financial Plan projections for later years generally assume that School Aid and Medicaid disbursements will be limited to the annual growth in New York State personal income and the ten-year average growth in the medical care component of the Consumer Price Index, respectively. However, in School Year 2019, School Aid is projected to increase by 4.3 percent, a level $100 million higher than the estimated 3.9 percent growth in personal income. In addition, since Fiscal 2014, the State has annually authorized spending for School Aid to increase above the personal income growth index; in Fiscal 2018, the Enacted Budget Financial Plan reflects a 4.2 percent School Aid increase, compared to the 3.9 percent growth in the index.

State law grants the Commissioner of Health certain powers and authority to maintain Medicaid spending levels assumed in the Updated Financial Plan. Over the past six years, DOH State Funds Medicaid spending levels have been maintained at or below indexed levels, without requiring the Commissioner to exercise this authority. However, Medicaid program spending is sensitive to a number of factors including fluctuations in economic conditions, which may increase caseload. The Commissioner's powers are intended to limit the rate of annual growth in DOH State Funds Medicaid spending to the levels estimated for the current fiscal year, through actions which may include reducing rates to providers. However, these actions may be dependent upon timely Federal approvals and other elements of the program that govern implementation. It should further be noted that the Medicaid Cap, which is indexed to historical CPI Medical trends, applies to State Operating Funds and therefore General Fund spending remains sensitive to revenue performance in the State's HCRA fund (which finances approximately one-quarter of the DOH State-share costs of Medicaid).



The Updated Financial Plan forecast contains specific transaction risks and other uncertainties including, but not limited to, the receipt of certain payments from public authorities; the receipt of miscellaneous revenues at the levels expected in the Updated Financial Plan, including revenues associated with gaming activity in the State; and the achievement of cost-saving measures including, but not limited to, the transfer of available fund balances to the General Fund at the levels currently projected. Such risks and uncertainties, if they were to materialize, could have an adverse impact on the Updated Financial Plan in the current year or future years.


In developing the Updated Financial Plan, DOB attempts to mitigate the financial risks from volatility, litigation, and unexpected costs, with a particular emphasis on the General Fund. It does this by, among other things, calculating total General Fund disbursements cautiously (i.e., to a level they are unlikely to reach) and managing the accumulation of financial resources that can be used to offset new costs (including, but not limited to, fund balances not needed in a given year, acceleration of tax refunds above the level budgeted in a given year, and prepayment of expenses). There can be no assurance that the tools available to mitigate risks are sufficient to address risks that may materialize in a given fiscal year.



Federal Issues. The State receives a substantial amount of Federal aid for health care, education, transportation and other governmental purposes, as well as Federal funding to address response to and recovery from severe weather events and other disasters. Many of the policies that drive this Federal aid are subject to change under the current presidential administration and Congress. Current financial projections concerning Federal aid, and the assumptions on which they rely, are subject to revision in future financial updates as a result of changes in Federal policy.


The Federal government may enact budgetary changes or take other actions that adversely affect State finances. State legislation approved with the Fiscal 2018 Enacted Budget sets forth a process by which the State would manage significant reductions in Federal aid during Fiscal 2018 should they arise. Specifically, the legislation requires the Budget Director to prepare a plan for consideration by the Legislature in the event that Federal budget or continuing resolutions in force for Federal fiscal years 2017 or 2018, or both, or Federal statutory or regulatory changes: (i) reduce Federal financial participation in Medicaid funding to New York State or its subdivisions by $850 million or more; or (ii) reduce Federal financial participation or other Federal aid in funding to New York State that affects the State Operating Funds financial plan by $850 million or more, exclusive of any cuts to Medicaid. Each limit is triggered separately and is not additive. The plan prepared by the Budget Director must equally and proportionally reduce appropriations and cash disbursements in the General Fund and State special revenue funds. Upon receipt of the plan, the Legislature has 90 days to prepare its own corrective action plan, which may be adopted by concurrent resolution passed by both houses, or the plan submitted by the Budget Director takes effect automatically.


In addition to the potential fiscal impact of policies that may be adopted by the Federal government, the Updated Financial Plan may also be adversely affected by other Federal government actions, including audits, disallowances, and changes to Federal participation rates or other Medicaid rules. The Enacted Budget Financial Plan includes reimbursement to the Federal government of $100 million annually through Fiscal 2027 pursuant to a March 2015 agreement between the State and the Centers for Medicare and Medicaid Services (CMS). The agreement resolved a pending disallowance for Fiscal 2011, and all related payment disputes for State-operated services prior to April 1, 2013, including home and community-based waiver services. Pursuant to the agreement, the State must adjust the Federal/State share of future Medicaid costs to reimburse the Federal government. The State used $850 million in Extraordinary Monetary Settlement payments, previously set aside for financial risks, to finance the initial repayment amount in Fiscal 2016.

Maintaining Current Federal Aid. The Trump Administration has proposed significant cuts to domestic programs in Federal Fiscal 2018, and Federal funding for some mandatory programs such as the Children's Health Insurance Program are set to expire at the end of Federal Fiscal 2017. If the proposed cuts are adopted or the mandatory programs set to expire in Federal Fiscal 2017 are not continued, it could lead to a reduction of billions of dollars to the State.


The Federal government has approved a continuing resolution for Federal fiscal year 2018 that would keep the Federal government operating through December 8, 2017. The continuing resolution is part of a package (PL 115-56) that includes
(i) $15 billion for hurricane response and (ii) a temporary suspension of the debt limit through December 8, 2017.


Federal Health Care Policy. The possibility of an amendment or repeal of the Affordable Care Act, including the effect thereof on Medicaid, could have a substantial adverse impact on the Updated Financial Plan. DOB will continue to monitor Federal health care policy.



Medicaid Redesign Team Medicaid Waiver. The Federal Centers for Medicare and Medicaid Services ("CMS") and the State reached an agreement in principle authorizing up to $8 billion in Federal funding over multiple years, to transform New York's health care system and ensure access to quality care for all Medicaid beneficiaries. This funding, provided through an amendment to the State's Partnership Plan 1115 Medicaid waiver, is divided among the Interim Access Assurance Fund (IAAF), the Delivery System Reform Incentive Payment (DSRIP) Program, Health Homes, and various other Medicaid redesign initiatives.


Since January 1, 2014, in accordance with provisions of the ACA, New York State has been eligible for enhanced Federal Medical Assistance Percentage (FMAP) funding associated with childless adults. The DOH continues to work with the CMS, and to refine the eligibility data systems to draw the appropriate amount of enhanced FMAP. This reconciliation may result in a modification of payments to the State and local governments.



Federal Debt Limit. Federal legislation signed into law on September 8, 2017, has suspended the Federal debt limit through December 8, 2017, forestalling the possibility of a default by the Federal government until at least that time. Previously, a similar temporary suspension of the debt limit expired in March 2017, with the U.S. Treasury operating under "extraordinary measures" in the interim to finance outlays without further borrowing.


A Federal government default on payments, particularly for a prolonged period, could have a materially adverse effect on the national and State economies, financial markets, and intergovernmental aid payments. The specific effects on the Updated Financial Plan of a Federal government payment default in the future are unknown and impossible to predict. However, data from past economic downturns suggest that the State's revenue loss could be substantial if the economy goes into a recession due to a Federal default.



A payment default by the United States may adversely affect the municipal bond market. Municipal issuers, as well as the State, could face higher borrowing costs and impaired market access. This would jeopardize planned capital investments in transportation infrastructure, higher education facilities, hazardous waste remediation, environmental projects, and economic development projects. Additionally, the market for and market value of outstanding municipal obligations, including municipal obligations of the State, could be adversely affected.



Labor Negotiations. Legislation has been enacted to implement a three-year collective bargaining agreement providing 2 percent annual increases (Fiscal 2017, Fiscal 2018, and Fiscal 2019) for employees represented by New York State Public Employees Federation (PEF) and comparable increases for M/C employees. The agreement with PEF follows the one-year retroactive labor agreement authorizing payment of a 2 percent general salary increase to members for the period April 1, 2015 through March 31, 2016. The Graduate Student Employees Union (GSEU) have agreed to a similar three-year deal. The GSEU membership voted to ratify on March 3, 2017.


The New York State Police Investigators Association (NYSPIA) achieved a multi-year collective bargaining agreement patterned after the State's 2015 legislative session deals with the State Police Troopers and Commissioned and Non-Commissioned Officers. The enacted NYSPIA pay bill provides the same schedule of general salary increases provided to the Police Benevolent Association of the New York State Troopers (NYSPBA) members; specifically, a 2 percent general salary increase for each of Fiscal 2015 and Fiscal 2016, in their entirety, and a 1.5 percent general salary increase for each of Fiscal 2017 and Fiscal 2018, respectively.


Most recently, the New York State Correctional Officers and Police Benevolent Association (NYSCOPBA) membership voted not to ratify a tentative agreement on a five-year labor contract through Fiscal 2021, which would have provided for annual 2 percent general salary increases through Fiscal 2021, and differentials typically received within the law enforcement community (e.g., Hazardous Duty Pay), the costs of which were offset by benefit design changes within the New York State Health Insurance Program (NYSHIP) and reductions in overtime costs. The State will continue negotiations with NYSCOPBA.


On June 20, 2017, the State and CSEA reached a tentative agreement on a five-year labor contract that provides annual salary increases of 2 percent for Fiscals 2017 through 2021. The agreement was ratified by CSEA membership in August 2017. The Updated Financial Plan reflects annual salary increases of 2 percent through Fiscal 2021.


The State is in active negotiations with all other employee unions whose contracts concluded in Fiscal 2016, including United University Professions
(UUP), Council 82, and District Council 37 (DC-37 Housing). Negotiations also continue with the Police Benevolent Association of New York State (PBANYS), whose contract expired at the end of Fiscal 2015.


On June 27, 2016, the City University of New York (CUNY) Board of Trustees approved collective bargaining agreements between CUNY and unions representing almost all of the University's faculty and staff. For CUNY senior colleges, these agreements are estimated to cost approximately $250 million for retroactive payments and $150 million in ongoing annual costs. At the request of CUNY, the State advanced its planned payment of approximately $250 million State support for CUNY senior colleges from October 2017 to June 2017, to make resources available for retroactive payments in the academic year ending June 2017.


Pension Amortization. Under legislation enacted in August 2010, the State and local governments may amortize (defer paying) a portion of their annual pension costs. Amortization temporarily reduces the pension costs that must be paid by public employers in a given fiscal year, but results in higher costs overall when repaid with interest.


The State and local governments are required to begin repayment on each new amortization in the fiscal year immediately following the year in which the amortization was initiated. The full amount of the each amortization, with interest, must be repaid within ten years at a fixed interest rate determined by OSC. Legislation included in the Fiscal 2017 Enacted Budget authorizes the State to prepay annual installments of principal associated with an amortization, and then pay a lower re-calculated interest installment in any subsequent year for which the principal has been prepaid. This option does not allow the State to extend the ten-year repayment schedule, nor does it allow for the interest rate initially applied to the amortization amount to be modified.


The portion of an employer's annual pension costs that may be amortized is determined by comparing the employer's amortization-eligible contributions as a percentage of employee salaries (i.e., the normal rate) to a system-wide amortization threshold (i.e., the graded rate). Graded rates are determined for the Employees' Retirement System (ERS) and the Police and Fire Retirement System (PFRS) according to a formula enacted in the 2010 legislation and generally move toward their system's average normal rate by up to one percentage point per year. When an employer's normal rate is greater than the system-wide graded rate, the employer can elect to amortize the difference. However, when the normal rate of an employer that previously amortized is less than the system-wide graded rate, the employer is required to pay the graded rate. Additional contributions are first used to pay off existing amortizations and are then deposited into a reserve account to offset future increases in contribution rates.


The amortization threshold is projected to approximate the normal rate in upcoming fiscal years. Therefore, the Updated Financial Plan does not assume amortization of State pension costs (including the Office of Court Administration) beyond Fiscal 2016.

Pension Contributions. The State makes annual contributions to the New York State and Local Retirement System (NYSLRS) for employees in ERS and PFRS. This section discusses contributions from the State, including the Judiciary, to the NYSLRS, which account for the majority of the State's pension costs. All projections are based on projected market returns and numerous actuarial assumptions which, if unrealized, could change these projections materially.


During Fiscal 2016, the NYSLRS updated its actuarial assumptions based on the results of the 2015 five-year experience study. In September 2015, the System announced that employer contribution rates would decrease for Fiscal 2017 and the assumed rate of return would be lowered from 7.5 percent to 7 percent. The salary scale assumptions were also changed for ERS the scale was reduced from
4.8 percent to 3.8 percent and for PFRS the scale was reduced from 5.4 percent to 4.5 percent.


The State's Fiscal 2018 ERS/PFRS pension estimate of $2.3 billion is based on the most recent bill prepared by OSC as of February 2017. The estimate includes payment of $432 million towards the balance outstanding on prior-year deferrals (i.e., amortizations) and additional interest savings from paying the majority of the pension bill in April 2017.


Pension estimates for Fiscal 2019 and beyond, as projected by DOB, reflect growth in normal costs primarily based on the expectation that collective bargaining will result in continued salary increases and that investment returns will be below the actuarially assumed 7 percent rate of return in the near-to-mid-term.



Other Post-Employment Benefits (OPEB). State employees become eligible for post-employment benefits (health insurance) if they reach retirement while working for the State, are enrolled in the New York State Health Insurance Program (NYSHIP) (or are enrolled in the State's opt out program) at the time they reach retirement, and have at least ten years of eligible service for NYSHIP benefits. The cost of providing post-retirement health insurance is shared between the State and the retired employee. Contributions are established by law and may be amended by the Legislature. The State pays its share of costs on a pay-as-you-go (PAYGO) basis as required by law.



In accordance with Governmental Accounting Standards Board (GASB) Statement 45, the State must perform an actuarial valuation every two years for purposes of calculating OPEB liabilities. As disclosed in Note 13 of the State's Basic Financial Statements for Fiscal 2017, the Annual Required Contribution (ARC) represents the annual level of funding that, if set aside on an ongoing basis, is projected to cover normal costs each year and to amortize any unfunded liabilities of the plan over a period not to exceed 30 years. Amounts required but not actually set aside to pay for these benefits are accumulated with interest as part of the net OPEB obligation, after adjusting for amounts previously required.


As reported in the State's Basic Financial Statements for Fiscal 2017, the unfunded actuarial accrued liability for Fiscal 2017 is $87.3 billion ($72.830 billion for the State and $14.427 billion for SUNY), an increase of $9.4 billion from Fiscal 2016 (attributable entirely to the State). The unfunded actuarial accrued liability for Fiscal 2017 used an actuarial valuation of OPEB liabilities as of April 1, 2016 for the State and April 1, 2014 for SUNY. These valuations were determined using the Frozen Entry Age actuarial cost method, and is amortized over an open period of 30 years using the level percentage of projected payroll amortization method. A significant portion of the annual growth in the State's unfunded actuarial accrued liability has been driven by the reduction of the discount rate from 3.155 to 2.637 percent, calculated as the average STIP rate for the past 20 years at the time of valuation. The decline in the discount rate increases the present value of projected benefit obligation.


The actuarially determined annual OPEB cost for Fiscal 2017 totaled $4.2 billion ($3.242 billion for the State and $0.923 billion for SUNY), a decline of $7 million from Fiscal 2016 ($4 million for the State and $3 million for SUNY). The actuarially determined cost is calculated using the Frozen Entry Age actuarial cost method, allocating costs on a level basis over earnings. The actuarially determined cost was $2.4 billion ($1.795 billion for the State and $639 million for SUNY) greater than the cash payments for retiree costs made by the State in Fiscal 2017. This difference between the State's PAYGO costs and the actuarially determined required annual contribution under GASB Statement 45 reduced the State's currently positive net asset condition at the end of Fiscal 2017 by $2.4 billion.

GASB does not require the additional costs to be funded on the State's budgetary (cash) basis, and no funding is assumed for this purpose in the Updated Financial Plan. The State continues to finance these costs, along with all other employee health care expenses, on a PAYGO basis.



There is no provision in the Updated Financial Plan to fund the actuarial required contribution for OPEB. If the State began making the actuarial required contribution, the additional cost above the PAYGO amounts would be lowered. However, it is not expected that the State will alter its current PAYGO practices.


The State is also currently examining GASB Statement 75 (Accounting and Financial Reporting for Postemployment Benefits Other Than Pensions), which amends GASB Statement 45 and GASB Statement 57, and is expected to be incorporated into the State's Fiscal; 2019 financial statements. The GASB Statement 75 will alter the actuarial methods used to calculate OPEB liabilities, standardize asset smoothing and discount rates, and require the unfunded net OPEB obligation to be reported by the State. The inclusion of the remaining balance of the unfunded OPEB liability is expected to significantly increase the State's total long term liabilities and act to lower the State's overall net position.


GASB Statement 75 is not expected to alter the Updated Financial Plan PAYGO projections for health insurance, as the DOB methodology for forecasting these costs over a multi-year period already incorporates factors and considerations consistent with the new actuarial methods and calculations required by the GASB Statement. The Fiscal 2018 Enacted Budget includes legislation to establish a Retiree Health Benefit Trust Fund (described below) for the purpose of funding health benefits of retired State employees and their dependents.


Retiree Health Benefit Trust. The Fiscal 2018 Enacted Budget includes legislation creating a Retiree Health Benefit Trust Fund (the "Trust Fund") that authorizes the State to reserve money for the payment of health benefits of retired employees and their dependents. Under the legislation, the State may deposit, in any given fiscal year, up to 0.5 percent of total then-current OPEB liability (currently $72.8 billion for the State and $14.4 billion for SUNY). The Updated Financial Plan does not include any deposits to the Trust Fund.



Litigation. Litigation against the State may include potential challenges to the constitutionality of various actions. The State may also be affected by adverse decisions that are the result of various lawsuits. Such adverse decisions may not meet the materiality threshold to warrant individual description but, in the aggregate, could still adversely affect the State's Updated Financial Plan. See the description of pending litigation set forth below.



Storm Recovery. New York State continues to recover from the damage sustained during three powerful storms that crippled entire regions. In August 2011, Hurricane Irene disrupted power and caused extensive flooding to various State counties. In September 2011, Tropical Storm Lee caused flooding in additional State counties and, in some cases, exacerbated the damage caused by Hurricane Irene two weeks earlier. On October 29, 2012, Superstorm Sandy struck the East Coast, causing widespread infrastructure damage and economic losses to the greater New York region. The frequency and intensity of these storms present economic and financial risks to the State. Reimbursement claims for costs of the immediate response, recovery, and future mitigation efforts continue, largely supported by Federal funds. In January 2013, the Federal government approved approximately $60 billion in Federal disaster aid for general recovery, rebuilding, and mitigation activity nationwide. It is anticipated that the State, MTA, and State localities may receive approximately one-half of this amount for response, recovery, and mitigation costs. To date, a total of $17 billion has been committed to repairing impacted homes and businesses, restoring community services, and mitigating future storm risks across the State. There can be no assurance that all anticipated Federal disaster aid described above will be provided to the State and its affected entities over the coming years.


Climate Change Adaptation. Climate change poses long-term threats to physical and biological systems. Potential hazards and risks related to climate change for the State include, among other things, rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. Storms in recent years, including Superstorm Sandy, Hurricane Irene and Tropical Storm Lee, have demonstrated vulnerabilities in the State's infrastructure, including mass transit systems, power transmission and distribution systems, and other critical lifelines, to extreme weather events, including coastal flooding caused by storm surges. Significant long-term planning and investment by the Federal government, State, and municipalities will be needed to adapt existing infrastructure to the risks posed by climate change.

Cybersecurity. New York State government, like many other large public and private entities, relies on a large and complex technology environment to conduct its operations. As a recipient and provider of personal, private, or sensitive information, the State and its public corporations and municipalities face multiple cyber threats including, but not limited to, hacking, viruses, malware and other attacks on computer and other sensitive digital networks and systems. Entities or individuals may attempt to gain unauthorized access to the State's digital systems for the purpose of misappropriating assets or information or causing operational disruption and damage. To mitigate the risk of business operations impact and/or damage from cyber incidents or cyber-attacks, the State invests in multiple forms of cybersecurity and operational controls. The State's Enterprise Information Security Office (EISO) within the State's Office of Information Technology Services maintains a cyber command center hotline and related procedures for cyber incident reporting and response, distributes real-time advisories and alerts, provides managed security services, and implements statewide information security training and exercises for State and local government. While controls are routinely reviewed and tested, no assurances can be given that such security and operational control measures will be completely successful to guard against cyber threats and attacks. The results of any such attack could impact business operations and/or damage State digital networks and systems and the costs of remedying any such damage could be substantial.


New York State has also adopted regulations designed to protect the financial services industry from cyberattacks. Banks, insurance companies and other covered entities regulated by DFS are, unless eligible for limited exemptions, required to (i) maintain a cyber security program, create written cybersecurity policies and perform risk assessments, (ii) designate a Chief Information Security Officer with responsibility to oversee the cybersecurity program,
(iii) annually certify compliance with the cybersecurity regulations and (iv) report to DFS cybersecurity events that have a reasonable likelihood of materially harming any material part of the entity's normal operation(s) or of which notice is required to any government body, self-regulatory agency, or supervisory body.


Financial Condition of New York State Localities. The financial demands on the State may be affected by the fiscal conditions of New York City and potentially other localities, which rely in part on State aid to balance their budgets and meet their cash requirements. Certain localities outside New York City, including cities and counties, have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. In 2013, the Financial Restructuring Board for Local Governments was created to provide assistance to distressed local governments by performing comprehensive reviews and providing grants and loans as a condition of implementing recommended efficiency initiatives.



Bond Market. Implementation of the Updated Financial Plan is dependent on the State's ability to market its bonds successfully. The State finances much of its capital spending in the first instance from the General Fund or STIP, which it then reimburses with proceeds from the sale of bonds. If the State cannot sell bonds at the levels (or on the timetable) expected in the capital plan, the State's overall cash position and capital funding plan may be affected adversely. The success of projected public sales is subject to prevailing market conditions. Future developments in the financial markets, including possible changes in Federal tax law relating to the taxation of interest on municipal bonds, as well as future developments concerning the State and public discussion of such developments, generally, may affect the market for outstanding State-supported and State-related debt.



Debt Reform Act Limit. The Debt Reform Act of 2000 restricts the issuance of State-supported debt to capital purposes only and limits such debt to a maximum term of 30 years. The Act limits the amount of new State-supported debt to 4% of State personal income and new State-supported debt service costs to 5% of All Funds receipts. The restrictions apply to all new State-supported debt issued on and after April 1, 2000. The cap on new State-supported debt outstanding began at 0.75% of personal income in Fiscal 2001 and was fully phased in at 4% of personal income during Fiscal 2011, while the cap on new State-supported debt service costs began at 0.75% of All Funds receipts in Fiscal 2001 and is fully phased in at 5% during Fiscal 2014. It was determined that the State was in compliance with the statutory caps for the most recent calculation period of Fiscal 2016.


Current projections estimate that debt outstanding and debt service will continue to remain below the limits imposed by the Debt Reform Act. Based on the most recent personal income and debt outstanding forecasts, the available room under the debt outstanding cap is expected to decline from $6.1 billion in Fiscal 2017 to approximately $88 million in Fiscal 2021. This includes the estimated impact of the bond-financed portion of increased capital commitment levels. In addition, the projected room under the debt cap is dependent on expected growth for State personal income.



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Debt outstanding and debt service caps continue to include the existing SUNY
Dormitory Facilities lease revenue bonds, which are backed by a general obligation pledge of SUNY. Bonds issued under the new SUNY Dormitory Facilities Revenue credit (which are not backed by a general obligation pledge of SUNY) are not included in the State's calculation of debt caps. Capital spending priorities and debt financing practices may be adjusted from time to time to preserve available debt capacity and stay within the statutory limits, as events warrant.


The State's available debt capacity under its statutory debt cap reflects the impact of several factors since the Enacted Budget Financial Plan. These include a reduction to the personal income forecast, actual bond sale results to date, and adjustment of debt issuances to align with projected bond-financed capital spending. Debt capacity amounts continue to assume that SUNY Dormitory Facilities lease revenue bonds will be refunded into the new SUNY Dormitory Facilities Revenue Bond credit within one year of their call dates.


Secured Hospital Program. Under the Secured Hospital Program, the State entered into service contracts to enable certain financially distressed not-for-profit hospitals to have tax-exempt debt issued on their behalf to pay the cost of upgrading their primary health care facilities. Revenues pledged to pay debt service on the bonds include hospital payments made under loan agreements between the Dormitory Authority of the State of New York (DASNY) and the hospitals and certain reserve funds held by the applicable trustees for the bonds. In the event of revenue shortfalls to pay debt service on the Secured Hospital bonds, the service contracts obligate the State to pay debt service, subject to annual appropriations by the Legislature, on bonds issued by DASNY through the Secured Hospital Program. As of March 31, 2017, there were approximately $220 million of bonds outstanding for this program.


Three of the four remaining hospitals in the State's Secured Hospital Program are in poor financial condition. obligation was invoked to pay debt service for the first time in Fiscal 2014. Since then the State has paid $85 million for debt service costs. DASNY also estimates the State will pay debt service costs of approximately $14 million in Fiscal 2018, $28 million annually in Fiscal 2019 through Fiscal 2021, and $22 million in Fiscal 2022. These amounts are based on the actual experience to date of the participants in the program, and would cover the debt service costs for one hospital whose debt service obligation was discharged in bankruptcy but is paying rent which offsets a portion of the debt service, a second hospital which closed in 2010, and a third hospital that is currently delinquent in its payments. The State has estimated additional exposure of up to $9 million annually, if all hospitals in the Program failed to meet the terms of their agreements with DASNY and if available reserve funds were depleted.



SUNY Downstate Hospital and Long Island College Hospital. In May 2011, the New York State Supreme Court issued an order that approved the transfer of real property and other assets of Long Island College Hospital (LICH) to a New York State not-for-profit corporation (Holdings), the sole member of which is SUNY. Subsequent to such transfer, Holdings leased the LICH hospital facility to SUNY Downstate Hospital (Downstate Hospital). In 2012, DASNY issued tax-exempt State PIT Revenue Bonds (PIT Bonds) to refund approximately $120 million in outstanding debt originally incurred by LICH and assumed by Holdings.



Pursuant to a court-approved settlement in 2014, SUNY, together with Holdings, issued a request for proposals (RFP) seeking a qualified party to provide or arrange to provide health care services at LICH and to purchase the LICH property.



In accordance with the settlement, Holdings has entered into a purchase and sale agreement with FPG Cobble Hill Acquisitions, LLC (the "Purchaser"), an affiliate of Fortis Property Group, LLC ("Fortis") (also party to the agreement), which proposes to purchase the LICH property, and with NYU Hospitals Center which will provide both interim and long-term health care services. The Fortis affiliate plans to develop a mixed-use project. The agreement was approved by the Offices of the Attorney General and the State Comptroller, and the sale of all or substantially all of the assets of Holdings was approved by the State Supreme Court in Kings County. The initial closing was held as of September 1, 2015 and on September 3, 2015, sale proceeds of approximately $120 million were transferred to the trustee for the PIT Bonds which were paid and legally defeased from such proceeds. Title to 17 of the 20 properties was conveyed to the special purpose entities formed by the Purchaser to hold title.


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The next closing, when title to the New Medical Site (NMS) portion of the LICH property is to be conveyed to NYU Hospitals Center (the NMS Closing) is anticipated to occur within 30 days after all buildings on the NMS are fully demolished and all environmental issues remediated by the Purchaser. In its efforts to complete the demolitions and environmental remediation, the Purchaser is addressing issues raised by adjoining property owners and community groups. These challenges have delayed, and may continue to delay, demolition and environmental remediation.



As the NMS Closing did not occur on or before June 30, 2016, NYU Hospitals Center has the right to terminate its obligations under the purchase and sale agreement upon 30 days prior notice to Purchaser and Holdings. There can be no assurance that NYU Hospitals Center will not exercise its right to terminate. If NYU Hospitals Center terminates its obligations under the purchase and sale agreement, it has the contractual right to close its interim emergency department services immediately, but that right would be subject to obtaining regulatory approval for the closure. Also, if NYU Hospitals Center terminates its obligations under the purchase and sale agreement, the Purchaser has the ability under the purchase and sale agreement to continue with the final closing if, among other things, the Purchaser can identify a replacement provider with a confirming letter of interest to provide certain of the healthcare services expected to be provided by NYU Hospitals Center.


To date, Holdings has received no indication that NYU Hospitals Center intends to terminate its obligations under the purchase and sale agreement. As an alternative to termination, in light of the delays, each of Holdings and NYU Hospitals Center has the contractual right at any time to take over and complete the demolition and environmental remediation at the Purchaser's sole cost and expense. If Holdings elects to take over the demolition and environmental remediation, it may do so directly or through a designee (i.e., a contractor).


The final closing is anticipated to occur within 36 months after the NMS Closing. At the final closing, title to the two remaining portions of the LICH properties will be conveyed to special purpose entities of Fortis, and Holdings will receive the balance of the purchase price, $120 million less the remaining down payment. The final closing is conditioned upon completion of the construction of the New Medical Building by NYU Hospitals Center and relocation of the emergency department to the New Medical Building.


There can be no assurance that the resolution of legal, financial, and regulatory issues surrounding LICH, including the payment of outstanding liabilities, will not have a materially adverse impact on SUNY.


Other Financial Plan Risks. The State's Financial Plan forecast also contains specific transaction risks and other uncertainties including, but not limited to, the receipt of certain payments from public authorities; the receipt of miscellaneous revenues at the levels expected in the Financial Plan; and the achievement of cost-saving measures including, but not limited to, administrative savings in State agencies, including workforce management initiatives, and the transfer of available fund balances to the General Fund at the levels currently projected. Such risks and uncertainties, if they were to materialize, could have an adverse impact on the Updated Financial Plan.



Financial Plan Projections -  Receipts



Financial Plan receipts comprise a variety of taxes, fees, and charges for State-provided services, Federal grants, and other miscellaneous receipts, as well as the collection of a payroll tax on businesses located within the Metropolitan Transportation Authority ("MTA") region. The multi-year tax and miscellaneous receipts estimates have been prepared by DOB with the assistance of the Department of Taxation and Finance and other agencies responsible for the collection of State receipts, and are predicated on economic analysis and forecasts.


Overall base growth in tax receipts is based on many factors. In general, base tax receipt growth rates are determined by economic changes, including, but not limited to, changes in interest rates, prices, wages, employment, nonwage income, capital gains realizations, taxable consumption, corporate profits, household net worth, real estate prices and gasoline prices. Federal law changes can influence taxpayer behavior, which also affect base tax receipts. State taxes account for approximately half of total All Funds receipts.


DOB believes that the projections of receipts and disbursements in its Financial Plan are based on reasonable assumptions, but there can be no assurance that actual results will not differ materially and adversely from these projections.


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All Funds receipts are projected to total $161.1 billion in Fiscal 2018, an increase of 3.0% from Fiscal 2017 results. State tax receipts are expected to increase 4.8% in Fiscal 2018, with increases across all tax categories. The estimated rebound to moderate growth is due to taxpayer behavior impacts that reduced Fiscal 2017 collections but are not expected to recur in Fiscal 2018.


Consistent with the projected growth in the New York economy over the multi-year financial plan period beyond Fiscal 2018, all tax categories are expected to exhibit growth.


After controlling for the impact of tax law changes, base tax revenue decreased
0.1 percent in Fiscal 2017, and is projected to increase by 4.6 percent in Fiscal 2018 and 4.7 percent in Fiscal 2019.


All Funds personal income tax receipts for Fiscal 2018 are projected to be $49.4 billion, an increase of $1.8 billion (3.8 percent) from Fiscal 2017 results. This increase includes growth in withholding and estimated vouchers for Fiscal 2017. Growth in these categories is partially offset by a decline in extension payments attributable to the 2016 tax year and total refunds.


Withholding in Fiscal 2018 is projected to be $1.9 billion (5.2 percent) higher than Fiscal 2017, driven by moderate wage growth partially associated with improved bonus growth. Extension payments related to tax year 2016 declined by $564 million (13.9%) primarily due to declines in capital gains resulting, at least in part, from apparent taxpayer belief that Federal tax rates would be lower for tax year 2017. Estimated payments for tax year 2017 are projected to grow $1.5 billion (13.9 percent) primarily due to an increase in net capital gains income, coming off a lower base from tax year 2016. Final return payments and delinquencies are projected to be $77 million (3 percent) lower and $17 million (1.2 percent) higher than Fiscal 2017 results, respectively.


The projected increase in total refunds of $976 million (10.9 percent) includes a $866 million increase (17.5 percent) in prior (tax year 2016) refunds, a $27 million (5.8 percent) increase in previous (tax year 2015 and earlier) refunds, an $11 million (1.6 percent) increase in advanced credit payments related to tax year 2017, and a $22 million (2.6 percent) increase in the state-city offset.


General Fund PIT receipts are net of deposits to the STAR Fund, which provides property tax relief, and the Revenue Bond Tax Fund (RBTF), which supports debt service payments on State PIT revenue bonds. General Fund PIT receipts for Fiscal 2018 of $34.4 billion are estimated to increase by 1.9 billion (5.8 percent) from Fiscal 2017 results, mainly reflecting the increase in All Funds receipts noted above. RBTF deposits are projected to be $12.3 billion and the STAR transfer is projected to be $2.6 billion.


All Funds PIT receipts for Fiscal 2019 of $51.9 billion are projected to increase by $2.5 billion (5 percent) from Fiscal 2018 estimates. Gross receipts are projected to increase 6.2 percent, reflecting withholding that is projected to grow by $1.9 billion (4.7 percent) and estimated payments related to tax year 2018 that are projected to grow by $951 million. Payments from extensions for tax year 2017 are projected to increase by $646 million (18.5 percent), reflecting taxpayer behavior relating to potential Federal tax rate changes. Final returns are expected to increase by $158 million (6.3 percent) and delinquencies are projected to increase $71 million (5 percent) from the prior year. Total refunds are projected to increase by $1.2 billion (12 percent) from the prior year, primarily due to the property tax relieve credit enacted in 2015 and the recent conversions of New York City STAR benefits into State tax credits.


General Fund PIT receipts for Fiscal 2019 of $36.4 billion are projected to increase by $2 billion (5.8 percent). RBTF deposits are projected to be $13 billion, and the STAR transfer is projected to be $2.5 billion.


All Funds consumption/use tax receipts for Fiscal 2018 are estimated to be nearly $16.9 billion, an increase of $649 million (4 percent) from Fiscal 2017 results. Sales tax receipts are estimated to increase $715 million (5.2 percent) from Fiscal 2017.Cash growth exceeds base growth (i.e., absent law changes) of 4.1 percent primarily due to agreements between certain mobile telecommunications providers and the State to allow such providers to remit less sales tax for a period ending in April 2017 in lieu of receiving State refunds due to them under Tax Law Section 184. These agreements resulted from acknowledgement by DTF that a mobile telecommunications provider was not subject to the Tax Law Section 184 franchise tax imposed on them between 2005 and 2014. Cigarette and tobacco tax collections



                                      I-64
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are estimated to decline $46 million (3.7 percent), primarily reflecting large declines in taxable cigarette consumption. The decline is moderated by enforcement efforts of the Cigarette Strike Force. Highway use tax collections are expected to decrease by $42 million (30.4 percent) due to an increase in refund payments of $44.4 million as a result of the Independent Owner Operator Drivers Association v. New York Department of Taxation and Finance court decision that lowered HUT registration and decal fees (per truck) from $19 to $1.50. Motor fuel tax collections are estimated to decrease by $4 million (0.8 percent), reflecting an increase in refunds combined with a slight decline in taxable motor fuel consumption, partially offset by slight growth in both taxable motor fuel and diesel fuel consumption The newly enacted Transportation Network Company (TNC) assessment is estimated to generate $12 million in All Funds receipts, as it will only be in effect for part of the fiscal year. Auto rental Tax receipts are estimated to increase by $10 million (7.9 percent).


General Fund sales and use tax receipts are net of deposits to the Local Government Assistance Tax Fund (25 percent), and the Sales Tax Revenue Bond Fund (25 percent), which support debt service payments on State sales and use tax revenue bonds. Receipts in excess of the debt service requirements of the funds and the local assistance payments to New York City, or its assignee, are transferred back to the General Fund. General Fund consumption/use tax receipts for Fiscal 2018 are estimated to total over $7.4 billion, an increase of $337 million (4.7 percent) from Fiscal 2017 results. This increase largely reflects the All Funds sales, cigarette, and tobacco tax trends noted previously and the part-year impact of the newly-enacted TNC assessment.


All Funds business tax receipts for Fiscal 2018 are estimated at $8 billion, an increase of $990 million (14.2 percent) from Fiscal 2017 results. The estimate primarily reflects increase for the corporation franchise tax, corporation and utilities tax and insurance tax, partially offset by decrease in the bank tax and petroleum business tax.


Corporation franchise tax receipts are estimated to increase $1 billion (31.9 percent) in Fiscal 2018, reflecting a rebound in gross receipts and audits. Fiscal 2017 results were negatively impacted by a cut in the business income tax rate from 7.1 to 6.5 percent as well as a shortfall in cash remittances on tax year 2015 final returns (due in March 2017 with permissible extension). This lack of March 2017 cash remittances indicated taxpayers significantly overpaid on 2015 liability during previous estimated payment events. This is not expected to be repeated when tax year 2016 final returns are submitted in Fiscal 2018. Additionally, corporate profit growth is estimated to be 6.3 percent for tax year 2017. Audit receipts are estimated to be significantly higher in Fiscal 2018 ($288 million) as a greater number of large cases are expected to be closed.


Corporation and utilities tax receipts are expected to increase $45 million (6.3 percent) in Fiscal 2018. Gross receipts are expected to increase from Fiscal 2017 results as a result of late filings of mandatory first installment payments. The 2017 mandatory first installment was due March 15th but several taxpayers filed these payments in April 2017. Audits are expected to decline slightly.


Insurance tax receipts for Fiscal 2018 are estimated to increase $36 million (2.3 percent) from Fiscal 2017 results. Projected growth in tax year 2017 liability is partially offset by higher refunds as life insurers continue to claim the tax credit for assessments paid to the Life Insurance Guaranty Corporation (LIGC). The LIGC exists to protect policyholders from the insolvency of their insurers. This is the second year of refund claims for the credit for assessments paid earlier.


Receipts from the repealed bank tax (all from prior liability periods) are estimated to decrease by $61 million in Fiscal 2018. The decrease stems from lower audit receipts ($99 million) partially offset by lower prior period adjustments.


Petroleum Business Tax (PBT) receipts are estimated to decrease $39 million (3.5 percent) in Fiscal 2018, primarily due to the 5 percent decrease in the PBT rate index effective January 2017. This decline is partially offset by estimated slight growth in both taxable motor fuel and diesel fuel consumption and the estimated 5 percent increase in the PBT rate index effective January 2018.


General Fund business tax receipts for Fiscal 2018 of $5.7 billion are estimated to increase $957 million (20.1 percent) from Fiscal 2017 results, reflecting the All Funds trends discussed above.



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For further details as to the projected receipts in the Updated Financial Plan, please refer to the Updated Financial Plan available at budget.ny.us.



Financial Plan Projections -  Disbursements



The multi-year disbursements projections take into account agency staffing levels, program caseloads, formulas contained in State and Federal law, inflation and other factors. The factors that affect spending estimates vary by program. For example, public assistance spending is based primarily on anticipated caseloads that are estimated by analyzing historical trends and projected economic conditions. Projections account for the timing of payments, since not all of the amounts appropriated in the Budget are disbursed in the same fiscal year. Consistent with past years, the aggregate spending projections (i.e., the sum of all projected spending by individual agencies) in special revenue funds have been adjusted downward in all fiscal years based on typical spending patterns and the observed variance between estimated and actual results over time.



Total disbursements in Fiscal 2018 are estimated at $71.2 billion in the General Fund (including transfers) and $98.2 billion in State Operating Funds. School aid, Medicaid, pensions, debt service, and health benefits are significant drivers of annual spending growth.


Local Assistance Grants. Local Assistance spending includes payments to local governments, school districts, health care providers, and other entities, as well as financial assistance to, or on behalf of individuals, families and not-for-profit organizations. State-funded local assistance spending is estimated at $66 billion in Fiscal 2018 and accounts for nearly two-thirds of total State Operating Funds spending. Education and health care spending account for two-thirds of local assistance spending.



Education. School Aid helps support elementary and secondary education for New York pupils enrolled in 674 major school districts throughout the State. State funding is provided to districts based on statutory aid formulas and through reimbursement of categorical expenses, such as pre-kindergarten programs, education of homeless children and bilingual education. State funding for schools assists districts in meeting locally defined needs, supports the construction of school facilities, and finances school transportation for nearly three million students statewide.



School Aid is expected to increase by $1.0 billion (4.2 percent) in School Year July 1, 2017 through June 30, 2018 (SY 2018), including a $700 million Foundation Aid increase. A Community Schools set-aside of $150 million with Foundation Aid, a $50 million increase from the prior year, provides funds intended to facilitate the transformation of schools into community hubs. In addition, another $288 million supports increased reimbursement in expense-based aid programs such as transportation, Boards of Cooperative Educational Services (BOCES), school construction, and other miscellaneous aid categories.


The Updated Financial Plan also includes $50 million for new competitive grants programs, highlighted by a $35 million investment to expand after-school programs targeted towards low-income students within high need communities, and $5 million to expand prekindergarten access for three-year-olds and four-year olds in high-need school districts. New York State provides over $800 million in recurring annual support for three- and four-year old prekindergarten programs, including $340 million for the Statewide Universal Full-Day Prekindergarten program.


The State finances School Aid from General Fund revenues, commercial gaming and Lottery Fund receipts, including Video Lottery Terminals (VLTs), which are accounted for and disbursed from dedicated accounts. Because the State fiscal year begins on April 1, the State pays approximately 70% of the annual school year commitment during the State fiscal year in which it is enacted, and pays the remaining 30% in the first three months of the following State fiscal year.


State spending for School Aid is projected to total $25.8 billion in Fiscal 2018. Over the State's multi-year Financial Plan, an increasing share of School Aid spending is projected to be financed by commercial gaming revenues as opposed to traditional core lottery sales. In addition to State aid, school districts receive approximately $3.0 billion annually in Federal aid.



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State aid payments for School Aid were supplemented by commercial gaming revenues in Fiscal 2017, following the State's receipt of one-time licensing fees in Fiscal 2016. These receipts are expected to increase in Fiscal 2018 and the outyears with gaming revenues shared with the State by commercial gaming facilities. Between December 2014 and August 2016, four casino resorts were recommended by the State's Gaming Facility Location Board and approved by the State Gaming Commission. Three of the four approved casinos have since opened and are in operation, and the fourth approved casino is expected to open in 2018. In the event that casino revenue resources do not materialize at the level expected, or as timely as expected, then the additional School Aid projected to be funded from casino revenue resources becomes a General Fund obligation.



In addition to School Aid, the State provides funding and support for various other education-related initiatives. These include: special education services; pre-kindergarten through grade 12 education programs; cultural education; higher and professional education programs; and adult career and continuing education services.


The State helps fund special education services for approximately 500,000 students with disabilities, from ages 3 to 21. Major programs under the Office of Prekindergarten through Grade 12 address specialized student needs or reimburse school districts for education-related services, including the school breakfast and lunch programs, after-school programs and other educational grant programs. Cultural education includes aid for operating expenses for the major cultural institutions of the State Archives, the State Library, and the State Museum as well as support for the Office of Educational Television and Public Broadcasting. Higher and professional education programs monitor the quality and availability of post-secondary education programs, and license and regulate over 50 professions. Adult career and continuing education services focus on the education and employment needs of the State's adult citizens, ensuring that such individuals have access to a "one-stop" source for all their employment needs, and are made aware of the full range of services available in other agencies.



Special Education spending growth in Fiscal 2018 is projected to increase by 2 percent over Fiscal 2017 due, in part, to the timing of rate-setting related to these programs. All Other Education growth reflects increased reimbursement of charter school supplemental basic tuition and facilities aid to New York City charger schools in privately-leased space.


The STAR program provides school tax relief to taxpayers by exempting the first $30,000 of every eligible homeowner's property value from the local school tax levy. It is expected that lower-income senior citizens will receive a $65,500 exemption in Fiscal 2018. The DTF oversees local property assessment administration, and is responsible for establishing STAR property tax.


The three components of STAR and their approximate shares in Fiscal 2018 program costs are: the basic school property tax exemption for homeowners with income under $500,000 (58%), the enhanced school property tax exemption for senior citizen homeowners with income under $86,000 (31%) and a credit for income-eligible New York City resident personal income taxpayers (11%). The Enacted Budget includes the conversion of the New York City PIT rate reduction benefit into a PIT tax credit, which will reduce and eventually eliminate it as a component of State Operating Funds spending. These changes have no impact on the STAR benefits received by homeowners.


Local assistance for higher education spending includes funding for CUNY, SUNY and Higher Education Services Corporation ("HESC"). SUNY and CUNY administer 47 four-year colleges and graduate schools with a total enrollment of 403,000 full- and part-time students. SUNY and CUNY also operate 37 community colleges, serving 324,000 students. State funds are used to support a significant portion of SUNY and CUNY operations, including employee fringe benefit costs. The State also provides a sizeable benefit to CUNY and SUNY through the debt service it pays on bond-financed capital projects at the universities. State debt service payments for capital projects at SUNY and CUNY are expected to total about $1.3 billion in Fiscal 2018, an increase of $94 million from Fiscal 2017 levels. Neither the fringe benefits nor debt service costs are reflected in annual spending totals for the university systems.



HESC administers TAP, which provides financial awards to income-eligible students. It also provides centralized processing for other student financial aid programs, and offers prospective students information and guidance on how to finance a college education. The financial aid programs that HESC administers are funded by the State and the Federal government.


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Higher Education spending is projected to modestly decrease between Fiscal 2017 to Fiscal 2018. This change in spending reflects the timing of CUNY payments in Fiscal 2018, the potential sale of certain CUNY building assets, and the reconciliation of prior year TAP payment advances to colleges. Lower spending is partially offset in Fiscal 2018 by new higher education initiatives. The Excelsior Scholarship program will allow students of working-class and middle-class families to attend college tuition-free at all public universities in New York State. Enrollment growth associated with the Excelsior Scholarship program will also drive additional future spending in community college operating aid and TAP. The Budget also provides new funding to begin implementation of open educational resources (low cost alternative to traditional textbooks) for students at SUNY and CUNY. SUNY and CUNY will use this funding to target high-enrollment courses to maximize student savings.


In addition, a new Enhanced Tuition Award will enable students attending private not-for-profit colleges to receive financial assistance to complete their college degree. The program provides a maximum award of $3,000, requires private colleges to provide a match and freeze student tuition for the duration of the award, maximizing the financial benefit to the student. The Enacted Budget includes $19 million for the program.



Healthcare. Local assistance for health care-related spending includes Medicaid, statewide public health programs and a variety of mental hygiene programs. The DOH works with the local health departments and social services departments, including New York City, to coordinate and administer statewide health insurance programs and activities. The majority of government-financed health care programs are included under DOH, but many programs are supported through multi-agency efforts.


DOH is also engaged in a multi-year initiative to implement the Delivery System Reform Incentive Payment (DSRIP) program through an approved Federal waiver amendment to reinvest $8 billion in Federal savings generated by the MRT reforms. The DSRIP program will promote community- level collaborations and focus on system reform, specifically a goal to achieve 25 percent reduction in avoidable hospital use over five years. The Enacted Budget Financial Plan reflects the impact of the DSRIP program through additional Federal funds disbursements of more than $7 billion through Fiscal 2020, with the remaining funds expected to be disbursed beyond Fiscal 2020. A portion of DSRIP funding flows through the SUNY hospital system and other State-operated health care facilities.


Medicaid. Medicaid is a means-tested program that finances health care services for low-income individuals and long-term care services for the elderly and disabled, primarily through payments to health care providers. The Medicaid program is financed jointly by the State, the Federal government, and local governments (including New York City). Eligible services include inpatient hospital care, outpatient hospital services, clinics, nursing homes, managed care, prescription drugs, home care, family health plus (FHP) (a state-administered program to provide comprehensive health insurance for low-income families which do not meet certain Medicaid-eligibility thresholds), and services provided in a variety of community-based settings (including mental health, substance abuse treatment, developmental disabilities services, school-based services and foster care services).


In Fiscal 2012, legislation was enacted to limit the year-to-year growth in DOH State funds Medicaid spending to the ten-year rolling average of the medical component of the CPI. The statutory provisions of the Medicaid spending cap (or "Global Cap") also allow for flexibility in adjusting Medicaid projections to meet unanticipated costs resulting from a disaster. Certain authorizations exist which allow the Governor to take actions to reduce Medicaid spending in order to maintain spending within the Global Cap limit.



The Updated Financial Plan reflects the continuation of the Medicaid spending cap through Fiscal 2019, and the projections assume that statutory authority will be extended in subsequent years. Allowable growth under the cap for medical services is 3.2 percent for Fiscal 2018. Projecting medical CPI growth DOB currently forecasts allowable cap growth at 3.1 percent in Fiscal 2019, 2.9 percent in Fiscal 2020, and 2.8 percent in Fiscal 2021.



Essential Plan. The Essential Plan ("EP") is a health insurance program which receives Federal subsidies authorized through provisions of the federal Affordable Care Act. The Fiscal 2015 Budget authorized the State's option to participate in the EP. The Budget assumed the State will accelerate the phase-in of certain legally residing immigrants currently


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receiving State-only Medicaid coverage. Individuals who meet the eligibility standards of the EP will be enrolled through the NYSOH insurance exchange, with the cost of insurance premiums subsidized by the State and Federal governments. When fully implemented, approximately 90 percent of program expenditures are expected to be paid by the Federal government.



Public Health/Aging Programs. Public Health includes the Child Health Plus ("CHP") program that finances health insurance coverage for children of low-income families up to the age of 19, the General Public Health Work ("GPHW") program that reimburses local health departments for the cost of providing certain public health services, the Elderly Pharmaceutical Insurance Coverage ("EPIC") program that provides prescription drug insurance to seniors, and the Early Intervention ("EI") program that pays for services to infants and toddlers under the age of three with disabilities or developmental delays. Many public health programs, such as EI and GPHW programs, are run by county health departments and reimbursed by the State for a share of program costs. The State spending projections do not include the county share of public health funding. In addition, a significant portion of HCRA spending is included under the Public Health budget.


The New York State Office for the Aging (SOFA) promotes and administers programs and services for New Yorkers 60 years of age and older. SOFA primarily oversees community-based services, including, but not limited to, in-home services and nutrition assistance, which are provided through a network of county Area Aging Agencies and local providers.



The Fiscal 2018 Enacted Budget Financial Plan includes initiatives to reduce certain public health programs by 20 percent, resulting in total annual savings of $25 million funded from the General Fund and HCRA resources.


HCRA Financial Plan. HCRA was established in 1996 to help finance a portion of State health care activities in various areas of the budget: Medicaid, Public Health, SOFA, and the Insurance Department. Extensions and modifications to HCRA have financed new health care programs, including FHP, and provided additional funding for the expansion of existing programs such as CHP. HCRA has also provided additional financing for the health care industry, including investments in worker recruitment and retention, and the Doctors Across New York program. HCRA authorization has been extended through Fiscal 2020.


HCRA receipts include surcharges and assessments on hospital revenues, a "covered lives" assessment paid by insurance carriers, and a portion of cigarette tax revenues. In total, HCRA resources are used to fund roughly 25 percent of the State share of Medicaid, as well as CHP, the NYSOH, EPIC, physician excess medical malpractice insurance and Indigent Care payments, which provide funding to hospitals serving a disproportionate share of individuals without health insurance.



HCRA is expected to remain in balance over the multi-year projection period. Under the current HCRA appropriation structure, spending reductions will occur if resources are insufficient to meet spending levels. Any potential spending reductions could affect General Fund Medicaid funding or HCRA programs. Conversely, any unanticipated balances or excess resources in HCRA are expected to fund Medicaid costs that would otherwise be paid from the General Fund.



Mental Hygiene. The Department of Mental Hygiene is comprised of four independent agencies, OMH, OPWDD, OASAS, and the Developmental Disabilities Planning Council (DDPC) and the Justice Center for the Protection of People with Special Needs. Services are administered to adults with serious and persistent mental illness; children with serious emotional disturbances; individuals with developmental disabilities, and their families; and persons with chemical dependence, and individuals with compulsive gambling problems. These agencies provide services directly to their patients through State-operated facilities and indirectly through community service providers. The cost of providing services and agency operations are funded by reimbursement from Medicaid, Medicare, third-party insurance, and State funding. Patient care revenues are pledged first to the payment of debt service on outstanding mental hygiene bonds, which are issued to finance improvements to infrastructure at mental hygiene facilities throughout the State, with the remaining revenues used to support State operating costs.



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Social Services. The Office of Temporary and Disability Assistance (OTDA) local assistance programs provide cash benefits and supportive services to low-income families. The State's three main programs include Family Assistance, Safety Net Assistance and Supplemental Security Income (SSI). The Family Assistance program, which is financed by the Federal government, provides time-limited cash assistance to eligible families. The Safety Net Assistance program, financed by the State and local districts, provides cash assistance for single adults, childless couples, and families that have exhausted their five-year limit on Family Assistance imposed by Federal law. The State SSI
Supplementation program provides a supplement to the Federal SSI benefit for the elderly, visually handicapped, and disabled.


OTDA spending for SSI is projected to increase between Fiscal 2017 and Fiscal 2018 and to continue to increase gradually over the course of the multi-year financial plan due to updated caseload projections. Public Assistance benefits spending is projected to increase from Fiscal 2017 to Fiscal 2018 based on an update to DOB's caseload models, with DOB projecting a total of 558,720 recipients in Fiscal 2018. Approximately 230,387 families are expected to receive benefits through the Family Assistance program in Fiscal 2018, a decrease of 1.9 percent from Fiscal 2017. In the Safety Net program an average of 121,594 families are expected to be helped in Fiscal 2018, a decrease of 1.7 percent from Fiscal 2017. The caseload for single adults/childless couples supported through the Safety Net program is projected at 207,139 in Fiscal 2018, an increase of 1.1 percent from Fiscal 2017.


Spending in Public Assistance and All Other Initiatives will increase from Fiscal 2017 to Fiscal 2018 due to the implementation of new programs including several to address homelessness, as well as the expansion of HASA benefits to all Public Assistance recipients living in New York City. Growth is expected to be more gradual in the outyears.


The Office of Children and Family Services (OCFS) provides funding for foster care, adoption, child protective services, preventive services, delinquency prevention, and child care. OCFS oversees the State's system of family support and child welfare services administered by local departments of social services and community-based organizations. Specifically, child welfare services, which are financed jointly by the Federal government, the State, and local districts, are structured to encourage local governments to invest in preventive services to reduce out-of-home placement of children. In addition, the Child Care Block Grant, which is also financed by a combination of Federal, State and local sources, supports child care subsidies for public assistance and low-income families.


OCFS State Operating Funds spending is projected to decline between Fiscal 2017 and Fiscal 2018, due to a variety of factors, including restructuring the financing approach for foster care tuition and residential school placements of children with special needs in New York City; adjustments to the State share reimbursement under the Foster Care Block Grant to an estimated 50 percent, net of Federal funding; and the elimination of the planned Human Services COLA in Fiscal 2018.


Transportation. In Fiscal 2018, the State will provide approximately $5 billion in operating aid to mass transit systems funded mainly from various dedicated taxes and fees. The MTA, the national's largest transit and commuter rail system, receives the majority of the statewide mass transit operating aid. In addition, the MTA receives operating support from the MTA Financial Assistance Fund, authorized in May 2009 to collect regional taxes and fees imposed within the Metropolitan Commuter Transportation District ("MCTD").The State collects these taxes and fees on behalf of, and disburses the entire amount to, the MTA to support the transit and commuter rail systems. Pursuant to legislation enacted in December 2011, the MTA payroll tax was eliminated for all elementary and secondary schools and small business operators within the MCTD. The General Fund now provides additional annual support, subject to appropriation, to the MTA to make up for the resulting loss of revenue.



Local Government Assistance. Direct aid to local governments primarily includes the Aid and incentive for Municipalities (AIM) program, which was created in Fiscal 2006 to consolidate various unrestricted local aid funding streams; miscellaneous financial assistance for certain counties, towns and villages; and efficiency-based incentive grants provided to local governments. Spending in these areas is expected to increase over the multi-year period of the Updated Financial Plan reflecting potential awards from the Financial Restructuring Board for Local Governments.


Agency Operations. Agency operating costs includes personal service, non-personal service costs and General State Charges (GSCs). Personal service includes salaries of State employees of the Executive, Legislative, and Judicial branches, as well as overtime payments and costs for temporary employees. Non-personal service generally accounts for the


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cost of operating State agencies, including real estate rental, utilities, contractual payments (i.e., consultants, information technology, and professional business services), supplies and materials, equipment, telephone service and employee travel. GSCs account for the costs of fringe benefits (e.g., pensions, health insurance) provided to State employees and retirees of the Executive, Legislative and Judicial branches, and certain fixed costs paid by the State. In addition, certain agency operations of Transportation and Motor Vehicles are included in the capital projects fund type and not reflected in the State Operating Funds personal service or non-personal service totals.


Approximately 94% of the State workforce is unionized. The largest unions include the Civil Service Employees Association (CSEA), which primarily represents office support staff and administrative personnel, machine operators, skilled trade workers, and therapeutic and custodial care staff; Public Employees Federation (PEF), which primarily represents professional and technical personnel (e.g., attorneys, nurses, accountants, engineers, social workers, and institution teachers); United University Professions (UUP), which represents faculty and non-teaching professional staff within the State University system; and the New York State Correctional Officers and Police Benevolent Association (NYSCOPBA), which represents security personnel (correction officers, safety and security officers).



General State Charges. Employee fringe benefit payments, many of which are mandated by statute or collective bargaining agreements, include employer contributions for pensions, Social Security, health insurance, workers' compensation, unemployment insurance, and dental and vision benefits. The majority of employee fringe benefit costs are paid centrally from statewide appropriations. The Judiciary pays its fringe benefit costs directly.


Employee fringe benefits paid through GSCs are paid from the General Fund in the first instance and then partially reimbursed by revenue collected from fringe benefit assessments. The largest General Fund reimbursement comes from the mental hygiene agencies. GSCs also include certain fixed costs for several categories, including State payments in lieu of taxes, payments for local assessments on State-owned land, and judgments against the State pursuant to the Court of Claims Act.



GSCs are projected to increase at an average annual rate of 4.3% over the Financial Plan period, driven primarily by growth in costs for pension contributions and the employer share of costs for employee and retiree health insurance benefits. In Fiscal 2017, State Operating Funds spending for GSCs is projected to increase by $258 million (3.5 percent). Health insurance increases are due to rising prescription drug costs, greater use of more expensive specialty drugs for chronic conditions, generic drug price inflation, increased outpatient utilization, and increased inpatient/outpatient utilization in Mental Health. Pension cost growth reflects the impact of higher graded rates, which increases the State's gross funding liability, and the repayment of prior-year amortizations, partially offset by an increase in lower cost Tier 6 entrants.



GSCs also include fixed costs for several categories including State payments in lieu of taxes (PILOT), payments for local assessments on State-owned land, and judgments against the State pursuant to the Court of Claims Act.


GSCs are projected to increase at an average annual rate of 6.5 percent over the multi-year Financial Plan period, driven primarily by cost increases for workers' compensation, growing pension contribution levels, and the State's share of costs for employee and retiree health insurance benefits. In Fiscal 2018, State Operating Funds spending for GSCs is projected to increase by $429 million (5.6 percent). Health insurance increases reflect rising prescription drug costs, greater use of more expensive specialty drugs for chronic conditions, generic drug price inflation, increased outpatient utilization, and increased inpatient/outpatient utilization in Mental Health. Pension cost increases are driven by actual and forecasted salary base assumptions and the repayment of prior-year amortizations, partially offset by an increase in lower cost Tier 6 entrants.


Growth in base GSC spending in Fiscal 2018 has been partly offset by gap-closing savings of approximately $81 million included as part of the Enacted Budget Financial Plan, as well as the expected use of an additional $105 million from SIF reserves to reduce Workers' Compensation costs in Fiscal 2018. The savings are primarily driven by $63 million in interest savings achieved by paying the majority of the State pension bill in April 2017, rather than on a monthly basis as previously assumed.



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Transfers to Other Funds. General Fund transfers help finance the State's share of Medicaid costs for mental hygiene facilities, debt service for bonds that do not have dedicated revenues, SUNY operating costs, certain capital initiatives, and a range of other activities. General Fund transfers to other funds are expected to total $10.2 billion in Fiscal 2018, a $72 million increase from Fiscal 2017. This growth is primarily attributable to an increase in transfers to capital projects, including increased support for the DHBTF ($134 million); as well as lower than anticipated transfers to capital projects funds in 2017, reflecting the timing of bond proceeds reimbursements from a March 2017 bond sale ($1.2 billion). These increases are almost entirely offset by a $1.2 billion decline in transfers of Extraordinary Monetary Settlement funds for projects appropriated from DIIF and the capital projects fund in Fiscal 2018, including temporary loans and planned repayment of funds related to debt management actions.



Debt Service. The State pays debt service on all outstanding State-supported bonds. These include general obligation bonds, for which the State is constitutionally obligated to pay debt service, as well as bonds issued by State public authorities (i.e., Empire State Development Corporation (ESDC), Dormitory Authority of the State of New York (DASNY), and the New York State Thruway Authority (NYSTA), subject to an appropriation). Depending on the credit structure, debt service is financed by transfers from the General Fund, dedicated taxes and fees, and other resources, such as patient income revenues.



Total State Operating/All Funds debt service is projected at $5.3 billion in Fiscal 2018, of which approximately $921 million is paid from the General Fund through transfers and $4.4 billion from other State funds supported by dedicated tax receipts. The General Fund transfer finances debt service payments on General Obligation and service contract bonds. Debt service for the State's revenue bonds is paid directly from other dedicated State funds, subject to appropriation, including PIT and Sales Tax bonds, DHBTF bonds, and mental health facilities bonds.



Other Considerations. Any deterioration of the State's fiscal situation could increase the risk of investing in New York municipal securities, including the risk of issuer default, downgrade and bankruptcy, and could also heighten the risk that prices of New York municipal securities will experience greater volatility. Local and national market forces, such as declines in real estate prices and general business activity, may result in decreasing tax bases, fluctuations in interest rates, and increasing construction costs, all of which could reduce the ability of certain municipal issuers to repay their obligations. Any perceived increased likelihood of default among municipal issuers may result in constrained liquidity, increased price volatility and credit downgrades of municipal issuers, any of which could negatively impact the value of all or a substantial portion of the municipal securities held by the Fund. In addition, in certain circumstances it may be difficult for investors to obtain reliable information on the obligations underlying municipal securities.


During periods of volatility municipal issuers may be unable to obtain additional financing through, or may be required to pay higher interest rates on, new issues, which may reduce revenues available for municipal issuers to pay existing obligations. Should the State or its municipalities fail to sell bonds when and at the rates projected, the State could experience significantly increased costs in the General Fund and a weakened overall cash position in the current fiscal year.


A downgrade of a municipal security insurer may negatively impact the price of insured municipal securities and increase the risk that the insurer will be unable to meet all future claims.


INVESTMENT OF STATE MONEY


The Comptroller is responsible for the investment of substantially all State moneys. By law, such moneys may be invested only in obligations issued or guaranteed by the Federal government or the State, obligations of certain Federal agencies that are not guaranteed by the Federal government, certain general obligations of other states, direct obligations of the State's municipalities and obligations of certain public authorities, certain short-term corporate obligations, certain bankers' acceptances, and certificates of deposit secured by legally qualified governmental securities. All securities in which the State invests moneys held by funds administered within the State Treasury must mature within twelve years of the date they are purchased.



FINANCING PLAN


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New York State, including its public authorities, is one of the largest issuers of municipal debt, ranking second among the states, behind California, in the amount of debt outstanding. The State ranks sixth in the U.S. in state debt per capita, behind Connecticut, Massachusetts, Hawaii, New Jersey, and Washington. As of March 31, 2017, State-related debt outstanding totaled $50.7 billion excluding capital leases and mortgage loan commitments, equal to approximately
4.2 percent of New York personal income. The State's debt levels are typically measured by DOB using two categories: State-supported debt and State-related debt.


State-supported debt represents obligations of the State that are paid from traditional State resources (i.e., tax revenue) and have a budgetary impact. It includes General Obligation debt to which the full faith and credit of the State has been pledged, and lease purchase and contractual obligations of public authorities and municipalities, where the State's legal obligation to make payment to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. These include the State PIT Revenue Bond program and the State Sales Tax Revenue Bond program. Since 2002, the State has financed most of its capital program with PIT Revenue Bonds a revenue bond program that has reduced its cost of borrowing and created efficiencies by permitting the consolidation of bond sales. Prior to 2002, the State had primarily financed its capital spending with lower-rated lease purchase and contractual service obligations of public authorities. The State has transitioned to using only three credits - General Obligation bonds, PIT Revenue Bonds, and Sales Tax Revenue Bonds.


State-related debt is a broader measure of State debt which includes all debt that is reported in the State's GAAP-basis financial statements, except for unamortized premiums and accumulated accretion on capital appreciation bonds. These financial statements are audited by external independent auditors and published by OSC on an annual basis. The debt reported in the GAAP-basis financial statements includes General Obligation debt, other State-supported debt as defined in the State Finance Law, debt issued by the Tobacco Securitization Finance Corporation, certain debt of the Municipal Bond Bank Agency (MBBA) issued to finance prior year school aid claims and capital leases and mortgage loan commitments. In addition, State-related debt reported by DOB includes State-guaranteed debt, moral obligation financings and certain contingent-contractual obligation financings, where debt service is paid from non-State sources in the first instance, but State appropriations are available to make payments if necessary. These numbers are not reported as debt in the State's GAAP-basis financial statements.


The State's debt does not encompass, and does not include, debt that is issued by, or on behalf of, local governments and secured (in whole or in part) by State local assistance aid payments. For example, certain State aid to public schools paid to school districts or New York City has been pledged by those local entities to help finance debt service for locally-sponsored and locally-determined financings. Additionally, certain of the State's public authorities issue debt supported by non-State resources (i.e., NYSTA toll revenue bonds, Triborough Bridge and Tunnel Authority (TBTA), MTA revenue bonds or DASNY dormitory facilities revenue bonds) or issue debt on behalf of private clients (i.e., DASNY's bonds issued for not-for-profit colleges, universities, and hospitals). This debt, however, is not treated by DOB as either State-supported debt or State-related debt because it (i) is not issued by the State (nor on behalf of the State), and (ii) does not result in a State obligation to pay debt service. Instead, this debt is accounted for in the respective financial statements of the local governments or other entity responsible for the issuance of such debt and is similarly treated.



The State has never defaulted on any of its General Obligation indebtedness, PIT Revenue Bonds, Sales Tax Revenue Bonds or its obligations under lease-purchase or contractual obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.


General Obligation Bonds. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake a long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act of 2000 imposed statutory limitations on new State-supported debt issued on and after April 1, 2000. The State Constitution provides that general obligation bonds, which can be paid without an appropriation, must be paid in equal annual principal installments or installments that result in substantially level or declining debt service payments, mature within 40 years after issuance, and begin to amortize not more than one year after the issuance of such bonds. However, general obligation housing bonds must be paid within 50 years after issuance, with principal commencing no more than three years after issuance. The Debt Reform Act limits the


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maximum term of State-supported bonds, including general obligation bonds, to
30 years, and the State currently has no bonds outstanding with a remaining final maturity that is more than 30 years. As of March 31, 2017, approximately $2.5 billion of General Obligation bonds were outstanding.



State-Supported Debt. Lease-purchase and contractual-obligation financings involve obligations of certain public authorities or municipalities where debt service is payable by the State, but which are not general obligations of the State. Debt service payable to these public authorities from State appropriations for such lease-purchase and contractual obligation financings may be paid from general resources of the State or from dedicated tax and other sources (e.g., State personal income taxes, motor vehicle and motor fuel related-taxes, dormitory facility rentals, and patient charges). Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments.



New York Local Government Assistance Corporation ("LGAC"). In 1990, as part of a State fiscal reform program to eliminate the need for continued short-term seasonal borrowing, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments that had been traditionally funded through the State's annual seasonal borrowing. The legislation also dedicated revenues equal to the first 1% of the State sales and use tax to pay debt service on these bonds. As of June 1995, LGAC had issued State-supported bonds and notes to provide net proceeds of $4.7 billion, completing the program. The issuance of these long-term obligations, which are to be amortized over no more than 30 years, with the final debt service payment on April 1. 2025. As of March 31, 2017, approximately $1.81 billion of LGAC bonds were outstanding.



Personal Income Tax Revenue Bonds. Since 2002, the PIT Revenue Bond Program has been the primary financing vehicle used to fund the State's capital program. Legislation enacted in 2001 provided for the issuance of State PIT Revenue Bonds by the State's Authorized Issuers. The legislation requires 25 percent of State PIT receipts (excluding refunds owed to taxpayers) to be deposited into the RBTF for purposes of making debt service payments on these bonds, with the excess amounts returned to the General Fund. The first State PIT Revenue Bonds were issued on May 9, 2002, and since that time, all of the Authorized Issuers have issued State PIT Revenue Bonds.


Legislation enacted in 2007 increased the amount of PIT receipts to be deposited into the RBTF by removing an exclusion for PIT amounts deposited to the STAR Fund. In the event that (a) the State Legislature fails to appropriate amounts required to make all debt service payments on the State PIT Revenue Bonds or (b) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the State PIT Revenue Bonds, the legislation requires that PIT receipts continue to be deposited to the RBTF until amounts on deposit in the Fund equal the greater of (i) 25 percent of annual PIT receipts or (ii) $6 billion. Debt service on State PIT Revenue Bonds is subject to legislative appropriation, as part of the annual debt service bill.



As of March 31, 2017, approximately $31.8 billion of State PIT Revenue Bonds were outstanding. The projected PIT Revenue Bond coverage ratios, noted below, are based upon estimates of PIT receipts deposited into the RBTF and include projected debt issuances. Assuming average issuances of approximately $5.1 billion annually over the next four years, PIT coverage is expected to decline from 3.5 times in Fiscal 2018 to 2.8 times in Fiscal 2021. The projected PIT Revenue Bond coverage ratios assume that projects previously financed through the Mental Health Revenue Bond program and the DHBTF Revenue Bond program will be issued under the PIT Revenue Bond program or the Sales Tax Revenue Bond Program. Revenues that would have been dedicated to bonds issued under the old programs are transferred to the RBTF to offset debt service costs for projects financed with PIT Revenue bonds or Sales Tax Revenue Bonds, but are not counted towards debt service coverage.



SUNY Dormitory Facilities Bonds. Legislation enacted in 2013 changed the method of paying debt service on outstanding SUNY Dormitory Facilities Lease Revenue Bonds and established a new revenue-based financing credit, the SUNY Dormitory Facilities Revenue Bonds to finance the SUNY residence hall program in the future. The Facilities Revenue Bonds will not include a SUNY general obligation pledge, thereby eliminating any recourse to the State with respect to the Facilities Revenue Bonds. The legislation also provided for the assignment of the revenues derived from the use and occupancy of SUNY's dormitory facilities for the payment of the debt service on both the Lease Revenue


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Bonds and the Facilities Revenue Bonds from SUNY to DASNY. As a result, annual debt service on the outstanding Lease Revenue Bonds is no longer supported by a State appropriation. As of March 31, 2017, approximately $650 million of Lease Revenue Bonds were outstanding. On April 27, 2017, $226 million of Lease Revenue Bonds were refunded with Facilities Revenue Bonds, resulting in $424 million of Lease Revenue Bonds remaining outstanding. Annual debt service payments on the remaining Lease Revenue Bonds is projected to be $50 million in Fiscal 2018, $44 million in Fiscal 2019, $39 million in Fiscal 2020, and $36 million in Fiscal 2021.


Sales Tax Revenue Bond Program. Legislation enacted in 2013 created the Sales Tax Revenue Bond program. This bonding program replicates certain credit features of PIT and LGAC revenue bonds and is expected to continue to provide the State with increased efficiencies and a lower cost of borrowing.


The legislation created the Sales Tax Revenue Bond Tax Fund, a sub-fund within the General Debt Service Fund that will provide for the payment of these bonds. The Sales Tax Revenue Bonds are secured by dedicated revenues consisting of one cent of the State's four cent sales and use tax. With a limited exception, upon the satisfaction of all of the obligations and liabilities of LGAC, this will increase to 2 cents of sales and use tax receipts. Such sales tax receipts in excess of debt service requirements are transferred to the State's General Fund.


The Sales Tax Revenue Bond Fund has appropriation-incentive and General Fund "reach back" features comparable to PIT and LGAC bonds. A "lock box" feature restricts transfers back to the General Fund in the event of non-appropriation or non-payment. In addition, in the event that sales tax revenues are insufficient to pay debt service, a "reach back" mechanism requires the State Comptroller to transfer moneys from the General Fund to meet debt service requirements.


Sales Tax Revenue Bonds are used interchangeably with PIT Revenue Bonds to finance State capital needs. As of March 31, 2017, $5.0 billion of Sales Tax Revenue Bonds were outstanding. Assuming average issuances of approximately $1.3 billion annually over the next four years, Sales Tax coverage based only upon the 1 cent pledge is expected to decline from 4.9 times in Fiscal 2018 to
3.6 times in Fiscal 2021.


Contingent-Contractual Obligation. The State may also enter into statutorily authorized contingent contractual obligation financings under which the State may enter into service contracts obligating it to pay debt service on bonds, subject to annual appropriation, in the event there are shortfalls in revenues from other non-State resources pledged or otherwise available, to pay the debt service on the bonds. The bankruptcy and deteriorating financial conditions of certain hospitals in the Secured Hospitals Program resulted in the State paying approximately $12 million of debt service payments in Fiscal 2017.


Mental Health Facilities Improvement Bonds. Mental Health Facilities Improvement bonds were issued to support capital projects to preserve and maintain both State and community-based facilities operated and/or licensed by OMH, OPWDD, and OASAS. As of March 31, 2017, approximately $754 million of Mental Health Facilities Improvement bonds were outstanding. The State currently has no plans to issue additional Mental Health Facilities Improvement bonds.



Dedicated Highway and Bridge Trust Fund Bonds. DHBTF bonds were issued for State transportation purposes and are backed by dedicated motor fuel, gas and other transportation related taxes and fees, subject to appropriation. As of March 31, 2016, approximately $2.5 billion of DHBTF bonds were outstanding. The State currently has no plans to issue additional DHBTF bonds.



Secured Hospital Program. Under the Secured Hospital Program, the State entered into service contracts to enable certain financially distressed not-for-profit hospitals to issue debt. The contracts obligate the State to pay debt service, subject to annual appropriations, on bonds issued by the New York State Medical Care Facilities Financing Agency and by DASNY. In the event there are shortfalls in revenues from other sources, the State is liable for the debt service. As of March 31, 2017, there were approximately $220 million of bonds outstanding under this program.



Tobacco Settlement Financing Corporation. Legislation enacted in 2003 authorized the State to securitize all of its tobacco settlement payments to the Tobacco Settlement Financing Corporation ("TSFC", a corporation created under the legislation that is a subsidiary of the Municipal Bond Bank Agency) through an asset-backed securitization transaction.


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The legislation authorized the State to enter into contingency contracts obligating the State to pay debt service, subject to annual appropriations, on the TSFC bonds in the event that tobacco receipts and bond reserves are insufficient. To reduce the chance that the State's contractual payments will be required, the TSFC bonds were structured to meet or exceed all rating agency tobacco bond stress tests. The $4.2 billion of upfront payments received by the State from the securitization were used to help restore State budget balance in Fiscal 2004 ($3.8 billion) and Fiscal 2005 ($400 million).



The bonds carried a final nominal maturity of 19 years, but were retired over 14 years, based on optional redemptions. As of March 31, 2017, approximately $660 million of TSFC bonds were outstanding, however based on the 2017 MSA payment, there were sufficient funds, including debt service reserve funds, to retire all remaining TSFC bonds, which redemption occurred on June 1, 2017. The State was never called upon to make any payment, pursuant to the contingency contract on the TSFC bonds.


Moral Obligation Financing. Moral obligation financing generally involves the issuance of debt by a public authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. There has never been a payment default on any moral obligation debt of any public authority. As of March 31, 2017, approximately $1 million of moral obligation debt was outstanding.



State-Guaranteed Financings. Pursuant to specific constitutional authorization, the State may also directly guarantee certain public authority obligations. Payments of debt service on State-guaranteed bonds and notes are legally enforceable obligations of the State. The only current authorization provides for the State guarantee of the repayment of certain borrowings for designated projects of the New York State Job Development Authority ("JDA"). The State has never been called upon to make any direct payments pursuant to any such guarantees.



Due to concerns regarding the economic viability of its programs, JDA's loan and loan guarantee activities were suspended in 1995. JDA resumed its lending activities in 1997 under a revised set of lending programs and underwriting guidelines. In April 2004, JDA issued approximately $42 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA's capital finances. As of March 31, 2017, JDA had approximately $3 million of bonds outstanding. DOB does not anticipate that the State will be called upon to make any payments pursuant to the State guarantee in Fiscal 2018


Borrowing Plan. Debt issuances totaling $6.2 billion are planned to finance new capital project spending in Fiscal 2018, an increase of $3.2 billion (103 percent) from Fiscal 2017, that includes large capital programs for healthcare and the Smart Schools Bond Act that are expected to begin spending in Fiscal 2018. It is anticipated that the State will finance capital projects through PIT Revenue Bonds, Sales Tax Revenue Bonds and General Obligation bonds in Fiscal 2018.


The bond issuances are expected to finance capital commitments for transportation infrastructure ($1.9 billion), education ($1.5 billion), mental hygiene and health care facilities ($786 million), economic development ($1.1 billion), the environment ($584 million), and State facilities and equipment ($397 million).


Over the next four years, new debt issuances are projected to total $27.8 billion. New issuances are primarily for transportation infrastructure ($8.4 billion), education facilities ($6.7 billion), economic development ($4.8 billion), the environment ($2.6 billion), mental hygiene and health care facilities ($3.5 billion), and State facilities and equipment ($1.8 billion).



Interest Rate Exchange Agreements and Net Variable Rate Obligations. Chapter 81 of the Laws of 2002, as amended, authorized issuers of State-supported debt to issue debt instruments which result in a net variable rate exposure (e.g., both variable rate debt and interest rate exchange agreements) equal to no more than 15% of total outstanding State-supported debt and to execute interest rate exchange agreements up to a total notional amount of no more than 15% of total outstanding State-supported debt. The outstanding State-supported debt of $50.2 billion as of March 31, 2016 results


                                      I-76
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in a cap on variable rate exposure and a cap on interest rate exchange agreements of about $8 million each. As of March 31, 2017, both the amount of outstanding variable rate debt instruments and interest rate exchange agreements were less than the authorized totals of 15 percent of total outstanding State-supported debt.


As of March 31, 2017, the State's Authorized issuers have a notional amount of $1.7 billion in interest rate exchange agreements. The following table shows the amount of outstanding interest rate exchange agreements subject to the statutory cap. Overall, the State's swap exposure is expected to decline from
3.4 percent in Fiscal 2017 to 1.8 percent in Fiscal 2021.



STATE RETIREMENT SYSTEMS



General. As of March 31, 2016, the State had approximately 180,200 FTE annual salaried employees funded from all funds including some part-time and temporary employees, independently-elected agencies and university systems, but excluding seasonal, legislative and judicial employees. The workforce is now substantially smaller than it was in 1990, when it peaked at approximately 230,000 positions. The State workforce is projected to total 180,557 positions at the end of Fiscal 2017. The State workforce subject to direct Executive control is expected to total 118,590 full time equivalent positions at the end of Fiscal 2017.



The New York State and Local Retirement Systems (the "Systems") provide coverage for public employees of the State and its localities (except employees of New York City and teachers, who are covered by separate plans). The Systems comprise the New York State and Local Employees' Retirement System and the New York State and Local Police and Fire Retirement System. The Comptroller is the administrative head of the Systems. State employees made up about 32% of the membership during Fiscal 2015. There were 3,029 other public employers participating in the Systems, including all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees) and a large number of local authorities of the State.



As of March 31, 2016, 647,399 persons were members and 440,943 pensioners or beneficiaries were receiving benefits. The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired. Members cannot be required to make contributions beyond what was required when membership began.



An amendment to the laws adopted in 2010 authorized the State and participating employers to amortize a portion of their annual pension costs during periods when actuarial contribution rates exceed thresholds established by the statute. Amortized amounts must be paid by State and participating employers in equal annual installments over a ten-year period, and employers may prepay these amounts at any time without penalty. Employers would pay interest on the amortized amount at a rate determined by the Comptroller that is comparable to taxable fixed income investments of a comparable duration. The interest rate will be set annually. Rates will vary according to market performance. The interest rate on the amount an employer chooses to amortize in a particular rate year will be the rate for that year and will be fixed for the duration of the ten-year repayment period. Should the employer choose to amortize in the next rate year, the interest rate on that amortization will be the rate set for that year, which may be different from the previous rate year.



The Fiscal 2014 Enacted Budget included an alternate contribution program (the "Alternate Contribution Stabilization Program") that provides certain participating employers with a one-time election to amortize slightly more of their required contributions than would be available for amortization under the 2010 legislation. In addition, the maximum payment period is increased from ten years to twelve years. The election is available to counties, cities, towns, villages, BOCES, school districts and the four public health care centers operated in the counties of Nassau, Westchester and Erie. The State is not eligible to participate in the Alternate Contribution Stabilization Program. As of March 31, 2016, the amortized amount receivable, including interest, from 26 participating employers for the 2015 amortization is $182.8 million and the amortized amount receivable, including interest, from 26 participating employers for the 2016 amortization is $134.1 million.



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Eligible employers have a one-time only option to elect to participate in the
Alternate Contribution Stabilization Program, which began with Fiscal 2014. For those eligible employers electing the Alternate contribution Stabilization Program, the graded contribution rate for fiscal years ending 2014 and 2015 is 12% of salary for ERS and 20% of salary for PFRS. Thereafter, the graded contribution rate will increase one half of 1% per year towards the actuarially required rate. Electing employers may amortize the difference between the graded rate and the actuarially required rate over a twelve year period at an interpolated twelve year U.S. Treasury Security rate. As with the original Contribution Stabilization Program, when contribution rates fall below legally specified levels and all outstanding amortizations have been paid, employers that elect to amortize under the alternate program will be required to pay additional monies into reserve funds, specific to each employer, which will be used to offset their contributions in the future.



The total State payment (including Judiciary) for Fiscal 2018 was approximately $2.5 billion. Multiple prepayments (including interest credit) have reduced this amount by approximately $2.232 billion.


Pension Assets and Liabilities. Assets are held exclusively for the benefit of members, pensioners and beneficiaries. Investments for the Systems are made by the Comptroller as trustee of the Common Retirement Fund, a pooled investment vehicle. OSC reports that the net assets available for benefits as of March 31, 2016 were $183.6 billion (including $6.2 billion in receivables, which consist of employer contributions, member contributions, member loans, accrued interest and dividends, investment sales and other miscellaneous receivables), a decrease of $5.8 billion or 3.0% from the Fiscal 2015 level of $189.4 billion. The decrease in net position restricted for pension benefits from Fiscal 2015 to Fiscal 2016 reflects, in large part, equity market performance. The System's audited Financial Statement reports a time-weighted investment rate of return of 0.19 percent (gross rate of return before the deduction of certain fees) for Fiscal 2016.


OSC reports that the present value of anticipated benefits for current members, retirees, and beneficiaries increased from $225.7 billion on April 1, 2015 to $232.9 billion (including $112.7 billion for current retirees and beneficiaries) on April 1, 2016. The funding method used by the Systems anticipates that the net assets, plus future actuarially determined contributions, will be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries. Actuarially determined contributions are calculated using actuarial assets and the present value of anticipated benefits. Actuarial assets differed from net assets on April 1, 2016 in that the determination of actuarial assets utilized a smoothing method which recognized 20% of unexpected gain for Fiscal 2016, 40% of the unexpected gain for Fiscal 2015, 60% of the unexpected loss for Fiscal 2014 and 80% of the unexpected gain for Fiscal 2013. The asset valuation method smooths gains and losses based on the market value of all investments. Actuarial assets increased from $184.2 billion on April 1, 2015 to $190.7 billion on April 1, 2016. The ratio of the fiduciary net position to the total pension liability for ERS, as of March 31, 2016, calculated by the System's Actuary, was 90.7 percent. The ratio of the fiduciary net position to the total pension liability for PFRS, as of March 31, 2016, calculated by the System's Actuary, was 90.2 percent.



AUTHORITIES AND LOCALITIES


Public Authorities. Public authorities are created pursuant to State law, are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if these public authorities were to default on their respective State-supported or State-related debt issuances.



The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. These entities generally pay their own operating expenses and debt service costs on their notes, bonds or other legislatively authorized financing structures from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels; charges for public power, electric and gas utility services; tuition and fees; rentals charged for housing units; and charges for occupancy at medical care facilities. Since the State has no actual or contingent liability for the payment of this type of public authority indebtedness, it is not classified as either State-supported debt or State-related debt. Some public authorities, however, receive monies from State appropriations to pay for the operating costs of certain programs.

There are statutory arrangements that, under certain circumstances, authorize State local assistance payments otherwise payable to localities to be made instead to the issuing public authorities in order to secure the payment of debt service on their revenue bonds and notes. However, in honoring such statutory arrangement for the redirection of local assistance payments, the State has no constitutional or statutory obligation to provide assistance to localities beyond amounts that have been appropriated therefor in any given year.


While the fiscal condition of New York City and other local governments in the State is reliant, in part, on State aid to balance their annual budgets and meet their cash requirements, the State is not legally responsible for their financial condition and viability. Indeed, the provision of State aid to localities, while one of the largest disbursement categories in the State budget, is not constitutionally obligated to be maintained at current levels or to be continued in future fiscal years and the State Legislature may amend or repeal statutes relating to the formulas for and the apportionment of State aid to localities.


The City of New York. The fiscal demands on the State may be affected by the fiscal condition of New York City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State's finances may be affected by the ability of New York City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets. The official financial disclosure of The City of New York and the financing entities issuing debt on its behalf is available by contacting City Director of Investor Relations, (212) 788-5875 or contacting the City Office of Management and Budget, 75 Park Place, 6th Floor, New York, NY 10007. The State assumes no liability or responsibility for any financial information reported by The City of New York and its related issuers.


Other Localities. Certain localities other than New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing by local governments has become more common in recent years. State legislation enacted post-2004 includes 27 special acts authorizing bond issuances to finance local government operating deficits, most recently for the Village of Suffern. Included in this figure are special acts that extended the period of time related to prior authorizations and modifications to issuance amounts previously authorized. When a local government is authorized to issue bonds to finance operating deficits, the local government generally is subject to certain additional fiscal oversight during the time the bonds are outstanding, including an annual budget review by OSC.


In addition to deficit financing authorizations, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within particular localities. The Cities of Buffalo and Troy, and the Counties of Erie and Nassau are subject to varying levels of review and oversight by entities created by such legislation. The City of Newburgh operates under special State legislation that provides for fiscal oversight by the State Comptroller. The impact on the State of any possible requests in the future for additional oversight or financial assistance cannot be determined at this time and therefore is not included in the Enacted Budget Financial Plan projections.


The City of Yonkers (the "City") no longer operates under an oversight board but must adhere to a Special Local Finance and Budget Act. The Yonkers City School District (the "School District") is fiscally dependent upon the City as it lacks taxing authority. In January 2014, the Yonkers Board of Education identified an improper accrual of State aid that resulted in an unanticipated shortfall in available funds for operation of the School District. In response, the Yonkers City School District Deficit Financing Act was enacted, which authorized the City, subject to certain requirements, to issue serial bonds, not to exceed $45 million by March 31, 2015, to liquidate current deficits in the School District's general fund as of June 30, 2014. The Fiscal 2015 Enacted Budget provided an additional $28 million to the City over other education aid provided by the State for the support of the School District for the City fiscal year 2015. Legislation enacted in 2015 provided another $25 million to Yonkers for the support of the Yonkers School District for Yonkers fiscal years ending 2016 and 2017, subject to Yonkers submitting a comprehensive financial plan that provides for continuity of current educational services and receiving approval of that plan from the Director of the Budget. That plan has been submitted and approved by the State Director of the Budget.


A total of 59 local governments (10 counties, 11 cities, 20 towns, 18 villages) and 82 school districts have been placed in a stress category by OSC based on financial data for their fiscal years ending in 2015. The vast majority of entities scored by OSC (93 percent) are classified in the "No Designation" category.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the State or Federal government may reduce (or in some cases eliminate) funding of some local programs or disallow certain claims which, in turn, may require local governments to fund these expenditures from their own resources. Similarly, past cash flow problems for the State have resulted in delays in State aid payments to localities. In some cases, these delays have necessitated short-term borrowing at the local level.


Other factors that have had, or could have, an impact on the fiscal condition of local governments and school districts include: the loss of temporary Federal stimulus funding; recent State aid trends; constitutional and statutory limitations on the imposition by local governments and school districts of property, sales and other taxes; and for some communities, the significant upfront costs for rebuilding and clean-up in the wake of a natural disaster. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long range economic trends. Other large scale potential problems, such as declining urban populations, declines in the real property tax base, increasing pension, health care and other fixed costs, or the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate requests for State assistance.



Ultimately, localities as well as local public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State.


LITIGATION AND ARBITRATION


General. The legal proceedings described below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million. Adverse developments in the proceedings described below, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could materially affect the State's finances in Fiscal 2017 and beyond.


The State is party to other claims and litigation, which either its legal counsel has advised that it is not probable that the State will suffer adverse court decisions or the State has determined do not, considered on a case by case basis, meet the materiality threshold described in the first paragraph of this section. Although the amounts of potential losses, if any, resulting from this litigation are not presently determinable, it is the State's opinion that its ultimate liability in any of these cases is not expected to have a material and adverse effect on the State's financial position in Fiscal 2017 or thereafter. Adverse developments in the proceedings described below, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced fiscal year Updated Financial Plan. The State believes that the Updated Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during Fiscal 2017. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential Updated Financial Plan resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced fiscal year Updated Financial Plan.


The information reported below is based on the disclosure contained in the AIS. Subsequent updates to the AIS may include material developments in the litigations described below as well as new material litigations that may commence after the date of this disclosure.


Real Property Claims



Over the years, there have been a number of cases in which Native American tribes have asserted possessing interests in real property or sought monetary damages as a result of claims that certain transfers of property from the tribes or their predecessors-in-interest in the 18th and 19th centuries were illegal. Of these cases, only one remains active.

In Canadian St. Regis Band of Mohawk Indians, et al. v. State of New York, et al. (NDNY), plaintiffs seek ejectment and monetary damages for their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. The defendants' motion for judgment on the pleadings, relying on prior decisions in other cases rejecting such land claims, was granted in great part through decisions on July 8, 2013 and July 23, 2013, holding that all claims are dismissed except for claims over the area known as the Hogansburg Triangle and a right of way claim against Niagara Mohawk Power Corporation.


On May 21, 2013, the State, Franklin and St. Lawrence Counties, and the Tribe signed an agreement resolving a gaming exclusivity dispute, which agreement provides that the parties will work towards a mutually agreeable resolution of the Tribe's land claim. The land claim had been stayed through at least October 25, 2017 to allow for settlement negotiations.


On May 28, 2014, the State, the New York Power Authority and St. Lawrence County signed a memorandum of understanding with the St. Regis Mohawk Tribe endorsing a general framework for a settlement, subject to further negotiation. The memorandum of understanding does not address all claims by all parties and will require a formal written settlement agreement. Any formal settlement agreement will also require additional local, State and Congressional approval.



In Shinnecock Indian Nation v. State of New York, et al. (EDNY), plaintiff seeks ejectment, monetary damages, and declaratory and injunctive relief for its claim that approximately 3,600 acres in the Town of Southampton were illegally transferred from its predecessors-in-interest. On December 5, 2006, the District Court granted defendants' motion to dismiss, based on the Sherrill and Cayuga decisions. Plaintiff moved for reconsideration before the District Court and also appealed to the Second Circuit Court of Appeals. The Shinnecock appeal to the Second Circuit was reinstated and, on October 28, 2015, the Second Circuit affirmed the District Court's decision dismissing plaintiff's claim. On March 25, 2016, plaintiff filed a petition for a writ of certiorari in the United States Supreme Court from the Second Circuit's decision. On June 27, 2016, the Supreme Court denied plaintiff's petition for certiorari.


Family Assistance



In Velez v. Roberts (Sup. Ct., New York Co.), plaintiffs allege violations of Social Services Law (section) 350(1)(a) and the State Administrative Procedure Act and seek judgment that the New York State Office of Temporary Disability Assistance is failing to meet its statutory obligation to provide an adequate shelter allowance because that allowance and the Family Eviction Prevention Supplement (FEPS), used to supplement shelter allowance benefits, have not been increased since 2005 and 2004, respectively. The parties settled the case on February 27, 2017. On June 8, 2017, upon Plaintiffs' uncontested motion, the Court preliminarily approved the settlement, and provisionally certified the class and set September 8, 2017 as the date for the fairness hearing. On September 8, 2017, following the fairness hearing, the Court certified the plaintiff class and approved the class action settlement.



Medicaid Nursing Home Rate Methodology


In Kateri Residence v. Novello (Sup. Ct., New York Co.) and several other cases, the plaintiffs challenge several nursing home rate methodologies, including the "reserve bed patient day adjustment." which regulates payments to nursing homes when long term care patients are receiving off-site care. Supreme Court, New York county, granted partial summary judgment to plaintiffs in Kateri, holding that the reserve bed patient day adjustment rate methodology was improper. The Appellate Division, First Department affirmed the Supreme Court's partial summary judgment decision on interlocutory appeal and remanded the case to the Supreme Court for further proceedings. The Court of Appeals denied leave to appeal on the grounds that the decision was not final. The Supreme Court directed the defendant to re-compute Medicaid rates for the plaintiffs' facilities, and that recomputation was completed in October 2013. The parties are presently conducting discovery. Plaintiffs brought a motion, which was returnable on March 5, 2014, to compel payment of the impacted Medicaid rates computed thus far by the Department of Health staff, resulting from application of the reserved bed day methodology. On June 3, 2014, the court granted this motion to the extent of directing payment of $6.5 million out of the $49 million sought by plaintiff. The State has filed both a notice of appeal and a motion to renew or reargue that motion. Plaintiffs also brought a motion to consolidate over two hundred additional Medicaid rate cases into the present case, which was returnable on May 16, 2014. The motion has been granted and the State has filed a Notice of Appeal.

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In April and May 2015, the Supreme Court, New York County, administratively consolidated many of the reserved bed day Kateri matters under the new caption of Bayberry, et al. With respect to a portion of the newly consolidated cases, at the end of April 2015, as ordered, DOH performed additional rate calculations that incorporated Petitioners' reserved bed day interpretation and similar calculations by DOH for additionally consolidated cases, referred to under the heading of the Lead Petitioner (Cabrini), were also performed by DOH. Document discovery closed on July 1, 2015; a court status conference has been adjourned to March 2, 2016, pending ongoing settlement negotiations.



In March 2016, over 600 nursing home facilities, including all of the Kateri plaintiffs, entered a "universal settlement" with the State, resolving all issues concerning nursing home rate reimbursement unless specifically excluded from the settlement by agreement of the parties. The Kateri plaintiffs and the State agreed to exclude one issue, called "facility specific rebasing claims," and agreed to cap potential liability for that issue at no more than $15 million inclusive of all fees and costs. The parties filed a stipulation on June 22, 2016 setting forth a proposed briefing schedule for a motion to determine that issue with all papers due by August 12, 2016, and the next scheduled court conference adjourned to September 21, 2016. Pending completion of settlement discussions of the remaining "facility specific rebasing claims" issue, the parties reached a revised briefing schedule at a court conference on December 21, 2016, pursuant to which plaintiffs' motions associated with their remaining claim were due to be filed on February 3, 2017, with opposition to such motions due on or before March 3, 2017, reply if any due on or before March 24, 2017, and a court conference scheduled for April 26, 2017. By stipulation dated May 30, 2017, counsel for the parties agreed to extend the dates set forth in the December 21, 2016 conference order as follows: motion on facility specific rebasing issues due June 30, 2017; opposition July 31, 2017; reply September 15, 2017, motion on remaining "open issues" other than facility specific rebasing due September 29, 2017, opposition due October 31, 2017 and reply papers due November 29, 2017, and the next court conference was scheduled on June 28, 2017 while settlement discussions continued. Counsel for the parties agreed to appear in court on June 21, 2017 at 11:30 a.m. to further discuss settlement with the Court. At that conference, the parties agreed to settle the case by so ordered stipulation, pursuant to which the State would pay the plaintiff the sum of $9 million, in exchange for a discontinuance with prejudice. On August 24, 2017, plaintiff's counsel received the agreed-upon payment of $9 million in full settlement of the remaining issues in this litigation.

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Canal System Financing



American Trucking Association v. New York State Thruway Authority, 13-CV-8123
(SDNY), is a purported class action by a trucking industry trade association and three trucking companies against the Thruway Authority, the Canal Corporation and individual officers and board members of both entities, claiming violations of the Commerce Clause and the Privileges and Immunities Clauses of the United States Constitution because of the Thruway Authority's use of revenues from Thruway Authority tolls to maintain and improve the State's canal system. The District Court granted defendant's motion to dismiss the complaint for failure to join the State as a necessary party. On August 4, 2015, the Second Circuit Court of Appeals reversed the judgment of the District Court dismissing the complaint and remanded the case to District Court for further proceedings.


Following the Second Circuit's remand, plaintiffs filed a motion for partial summary judgment on December 9, 2015. Defendants filed an opposition and cross-motion for summary judgment on February 15, 2016. Briefing on the motion and cross-motion were fully submitted as of April 1, 2016. In an August 10, 2016 decision, the District Court concluded that the claims were not barred by limitations or laches and that, to the extent that the tolls collected from interstate truckers were used to maintain the canal system, the incorporate of those expenses into the Thruway's toll rates, and their collection from the plaintiffs, violates the dormant commerce clause of the United States Constitution.


Plaintiffs' motion for class action certification was filed with the District Court on September 6, 2016. Defendants' response was filed on November 18, 2016 and plaintiffs' reply was filed February 3, 2017. In addition, on January 26, 2017, the Thruway Authority moved to dismiss for lack of subject matter jurisdiction based on Federal legislation authorizing the Thruway to use highway tolls for canal purposes. Plaintiffs' opposition to that motion was filed February 13, 2017 and defendant's reply was filed on February 16, 2017. Thereafter, all matters on the case were stayed pending the determination of the motion to dismiss - with discovery ongoing, a trial on the issue of damages had previously been scheduled to begin in March 2017. In addition, on February 1, 2017, counsel for plaintiffs filed a similar, companion, action on behalf of the motor bus industry as a related case, Am. Bus Ass'n v. N.Y. Thruway Auth., 17-CV-0782 (SDNY).


On March 1, 2017, the Court entered a decision dismissing the complaint in the original matter under Fed. R. Civ. P. 12(c) for failure to state a cause of action, consistent with the Thruway Authority's motion to dismiss. The Court entered judgment in favor of defendants the same day. The Court also entered an order to show cause in the companion matter brought by the bus association, directing plaintiffs to indicate by March 20, 2017, why the similar matter should not be dismissed on the same grounds as the trucking lawsuit. The Court subsequently granted judgment in favor of defendants in the bus association case. Plaintiffs appealed in both the trucking association and bus association cases, and the two appeals were consolidated by the Second Circuit with the consent of both sides. Plaintiff's opening brief on appeal was filed June 26, 2017. Defendants' opposing brief was filed September 25, 2017.



School Aid


In Maisto v. State of New York, (formerly identified as Hussein v. State of New
York), plaintiffs seek a judgment declaring that the State's system of financing public education violates section I of article II of the State Constitution, on the ground that it fails to provide a sound basic education
(SBE). In a decision and order dated July 21, 2009, Supreme Court, Albany County, denied the State's motion to dismiss the action. On January 13, 2011, the Appellate Division, Third Department, affirmed the denial of the motion to dismiss. On May 6, 2011, the Third Department granted defendants leave to appeal to the Court of Appeals. On June 26, 2012, the Court of Appeals affirmed the denial of the State's motion to dismiss.



The trial commenced on January 21, 2015 and was completed on March 12, 2015. The parties are now working on proposed findings of fact on October 28, 2015. Plaintiffs' memorandum of law was filed on November 27, 2015 and defendants' memorandum of law was filed on January 25, 2016. Plaintiffs' reply memorandum was submitted on February 9, 2016. On September 19, 2016, the trial court ruled in favor of the State and dismissed the action. Plaintiffs filed a notice of appeal dated October 5, 2016 with the Appellate Division, Third Department. Plaintiffs have filed their appellate brief and the State's brief was filed May 30, 2017. The appeal was argued on September 5, 2017.

In Aristy-Farer et al. v The State of New York et al. (Sup Ct., NY Co.), commenced February 6, 2013, plaintiffs seek a judgment declaring that the provisions of L. 2012, Chapter 53 and L. 2012, Chapter 57, Part A, (section) 1, linking payment of State school aid increases for 2012-2013 to submission by local school districts of approvable teacher evaluation plans violates, among other provisions of the State Constitution, Article XI (section) 1, because implementation of the statutes would prevent students from receiving a sound basic education. Plaintiffs moved for a preliminary injunction enjoining the defendants from taking any actions to carry out the statutes to the extent that they would reduce payment of State aid disbursements referred to as General Support for Public Schools to the City of New York pending a final determination. The State opposed this motion. By order dated February 19, 2013, the Court granted the motion for preliminary injunction. The State appealed. On May 21, 2013, the Appellate Division, First Department, denied plaintiffs' motion for a stay pending appeal. As a result, plaintiffs have agreed to vacate their preliminary injunction and the State will withdraw its appeal. On April 7, 2014, Supreme Court denied the State's motion to dismiss. The State's appeal is pending. The Answer to the Second Amended Complaint was filed on February 2, 2015.



By decision dated August 12, 2014, Supreme Court, New York County, granted a motion to consolidate Aristy-Farer with New Yorkers for Student Educational Rights v. New York discussed below. On June 27, 2017, the Court of Appeals dismissed the Aristy-Farer action but held that the New Yorkers for Student Educational Rights v. New York action could proceed on a limited basis as to the New York City and Syracuse school districts, as discussed below


In New Yorkers for Student Educational Rights v. New York, the organizational plaintiff and several individual plaintiffs commenced a new lawsuit on February 11, 2014, in Supreme Court, New York County, claiming that the State is not meeting its constitutional obligation to fund schools in New York City and throughout the State to provide students with an opportunity for a sound basic education. Plaintiffs specifically allege that the State is not meeting its funding obligations for New York City Schools under the Court of Appeals decision in Campaign for Fiscal Equity ("CFE") v. New York, 8N.Y.3d 14 (2006), and - repeating the allegations of Aristy-Farer - challenge legislation conditioning increased funding for New York City schools on the timely adoption of a teacher evaluation plan. With regard to other school districts throughout the State, plaintiffs allege that the State is not providing adequate Statewide funding, has not fully implemented certain 2007 reforms to the State aid system, has imposed gap elimination adjustments decreasing State aid to school districts, and has imposed caps on State aid increases, and on local property tax increases unless approved by a supermajority. Finally, they allege that the State has failed to provide assistance, services, accountability mechanisms, and a rational cost formula to ensure that students throughout the State have an opportunity for a sound basic education.



Plaintiffs seek a judgment declaring that the State has failed to comply with CFE, that the State has failed to comply with the command of State Constitution
Article XI to provide funding for public schools across the State, and that the gap elimination adjustment and caps on State aid and local property tax increases are unconstitutional. They seek an injunction requiring the State to eliminate the gap elimination adjustments and caps on State aid and local property tax increases, to reimburse New York City for the funding that was withheld for failure to timely adopt a teacher evaluation plan, to provide greater assistance, services and accountability, to appoint an independent commission to determine the cost of providing students the opportunity for a sound basic education, and to revise State aid formulas.


On May 30, 2014, the State filed a motion to dismiss all claims. On June 24, 2014, plaintiffs moved for a preliminary injunction seeking to restrain defendants from enforcing three of the four statutory provisions challenged in the underlying action. Specifically, plaintiffs seek to enjoin defendants from enforcing: (1) the gap elimination adjustment set forth in N.Y. Education Law (section) 3602(17); (2) the cap on state aid increases set forth in N.Y. Education Law (section) 3602(1)(dd); and (3) the requirements regarding increases in local property tax levies set forth in N.Y. Education Law (section)(section) 3602(1)(dd) & (18), On July 8, 2014, defendants moved by Order to Show Cause to change the venue of the preliminary injunction application, as well as the entire action, to Albany County, pursuant to CPLR 6311(1). By Decision and Order dated August 8, 2014, the Court granted defendants' motion to transfer the preliminary injunction application to Albany County, but denied that part of the motion which sought to transfer the entire action.


By letter, dated October 27, 2014, plaintiffs withdrew their motion for a preliminary injunction. By Order dated November 17, 2014, Supreme Court, New York County, denied defendants' motion to dismiss. By separate Order, dated November 17, 2014, Supreme Court, New York County, also granted the motion of the City of Yonkers to intervene as a plaintiff in the proceeding. Defendants filed Notices of Appeal of both November 17, 2014 decisions on December 15, 2014.

Defendants filed Answers to the Amended Complaint and to Yonkers' Intervenor Complaint on February 2, 2015. The appeals of both November 17, 2014 decisions, along with the appeal in Aristy-Farer, were heard by the First Department on February 24, 2016.


Plaintiffs moved for partial summary judgment, pre-discovery, on May 29, 2015. Defendants filed opposition papers and cross-moved for partial summary judgment on July 31, 2015. Defendants also moved for a stay of the litigation pending the outcomes of the pending appeals. Oral argument was held on the cross-motions for partial summary judgment and the motion for a stay on November 4, 2015. The court denied both parties' motions for partial summary judgment on November 20, 2015. The court also denied defendants' motion for a stay on November 20, 2015. The court held a preliminary conference on February 3, 2016. On April 5, 2016, following the submission of a stipulation by the parties, the court stayed the case pending the outcome of the appeal before the First Department.



On September 8, 2016, the First Department ruled largely in favor of plaintiffs and held that the bulk of their school-financing claims in Aristy-Farer and New Yorkers for Students' Educational Rights (NYSER) could proceed. Defendants moved for leave to appeal to the Court of Appeals, and that motion was granted by the First Department on December 15, 2016. The matter was fully briefed in the Court of Appeals which heard argument on May 30, 2017.


On June 27, 2017, the Court of Appeals held that the Aristy-Farer complaint failed to state a claim and that the NYSER complaint failed to state a claim on its causes of action alleging that the State violated the Constitution by departing from funding levels endorsed in CFE and envisioned by the Legislature's 2007 reforms to the State aid system. The Court held that plaintiffs could proceed on their claims that the State was failing in its constitutional obligation to ensure the provision of minimally adequate educational services in the New York City and Syracuse school districts and remanded for further proceedings as to those two districts only.


Discovery is currently stayed, while the plaintiffs are amending their complaint in the NYSER action. The amended complaint is due by November 10, 2017. Defendants' response is due by February 8, 2018. It is expected that the parties will set a discovery schedule shortly after defendants file their response.

Deutsche
Asset Management




Statement of Additional Information

December 1, 2017




DEUTSCHE STATE TAX-FREE INCOME SERIES


Deutsche California Tax-Free Income Fund
CLASS/TICKER                              T   KCTTX

...............................................................................



Deutsche New York Tax-Free Income Fund
CLASS/TICKER                            T   KNTTX




This combined Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the corresponding class prospectus for each fund dated December 1, 2017, as supplemented, a copy of which may be obtained without charge by calling (800) 728-3337; by visiting deutschefunds.com (the Web site does not form a part of this SAI); or from the firm from which this SAI was obtained. This SAI is incorporated by reference into the corresponding class prospectus.



Portions of the Annual Report to Shareholders of each fund are incorporated herein by reference, and are hereby deemed to be part of this SAI. Reports to Shareholders may also be obtained without charge by calling the number provided in the preceding paragraph.

This SAI is divided into two Parts - Part I and Part II. Part I contains information that is specific to each fund, while Part II contains information that generally applies to each of the funds in the Deutsche funds.


                                                                       [DB Logo]

STATEMENT OF ADDITIONAL INFORMATION (SAI) - PART I



                                                                                           PAGE
Part I...................................................................................   I-1
  Definitions............................................................................   I-1
  Fund Organization......................................................................   I-1
  Management of Each Fund................................................................   I-1
  Sales Charges and Distribution Plan Payments...........................................   I-2
  Portfolio Transactions, Brokerage Commissions and Securities Lending Activities........   I-2
  Investments............................................................................   I-2
  Investment Restrictions................................................................   I-3
  Taxes..................................................................................   I-5
  Independent Registered Public Accounting Firm, Reports to Shareholders and Financial      I-5
    Statements............................................................................
  Additional Information.................................................................   I-5
  Part I: Appendix I-A - Board Member Share Ownership and Control Persons................   I-6
  Part I: Appendix I-B - Board Committees and Meetings...................................  I-11
  Part I: Appendix I-C - Board Member Compensation.......................................  I-15
  Part I: Appendix I-D - Portfolio Management............................................  I-17
  Part I: Appendix I-E - Service Provider Compensation...................................  I-20
  Part I: Appendix I-F - Sales Charges...................................................  I-22
  Part I: Appendix I-G - Distribution Plan Payments......................................  I-23
  Part I: Appendix I-H - Portfolio Transactions and Brokerage Commissions................  I-24
  Part I: Appendix I-I - Investments, Practices and Techniques, and Risks................  I-25
  Part I: Appendix I-J - Securities Lending Activities...................................  I-27
  Part I: Appendix I-K - Additional Information..........................................  I-28
  Part I: Appendix I-L - State Specific Risk Factors - California and New York...........  I-29
Part II..................................................................................  II-1
Detailed Part II table of contents precedes page II-1

PART I

DEFINITIONS

"1934 Act" - the Securities Exchange Act of 1934, as amended


"1940 Act" - the Investment Company Act of 1940, as amended


"Code" - the Internal Revenue Code of 1986, as amended


"SEC" - the Securities and Exchange Commission


"DIMA" or "Advisor" or "Administrator" - Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154


"DDI" or "Distributor" - Deutsche AM Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606


"DSC" or "Transfer Agent" - Deutsche AM Service Company, 210 W. 10th Street, Kansas City, Missouri 64105-1614


"Deutsche funds" - the US registered investment companies advised by DIMA


"Board Members" - Members of the Board of Trustees of the Trust


"Board" - Board of Trustees of the Trust


"Independent Board Members"- Board Members who are not interested persons (as defined in the 1940 Act) of the fund, the investment advisor or the distributor


"fund" or "series" - Deutsche California Tax-Free Income Fund and/or Deutsche New York Tax-Free Income Fund as the context may require


"Custodian" - State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111


"Fund Legal Counsel" - Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601


"Trustee/Director Legal Counsel" - Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199


"Trust" - Deutsche State Tax-Free Income Series

"NRSRO"- a nationally recognized statistical rating organization


"S&P" - Standard & Poor's Ratings Services, an NRSRO


"Moody's" - Moody's Investors Service, Inc., an NRSRO


"Fitch" - Fitch Ratings, an NRSRO



FUND ORGANIZATION

Deutsche California Tax-Free Income Fund and Deutsche New York Tax-Free Income Fund are series of Deutsche State Tax-Free Income Series, a Massachusetts business trust organized on October 24, 1985. On August 11, 2014, DWS State Tax-Free Income Series was renamed Deutsche State Tax-Free Income Series, and DWS California Tax-Free Income Fund and DWS New York Tax-Free Income Fund were renamed Deutsche California Tax-Free Income Fund and Deutsche New York Tax-Free Income Fund, respectively. On February 6, 2006, Scudder State Tax-Free Income Series was renamed DWS State Tax-Free Income Series, and Scudder California Tax-Free Income Fund and Scudder New York Tax-Free Income Fund were renamed DWS California Tax-Free Income Fund and DWS New York Tax-Free Income Fund, respectively.


The Trust is governed by an Amended and Restated Declaration of Trust dated June 2, 2008, as may be further amended from time to time (the "Declaration of Trust"). The Declaration of Trust was last approved by shareholders in 2008. Additional information about each Trust is set forth in PART II under "Fund Organization."



MANAGEMENT OF EACH FUND


BOARD MEMBERS AND OFFICERS' IDENTIFICATION AND BACKGROUND

The identification and background of the Board Members and officers are set forth in PART II - APPENDIX II-A.


BOARD COMMITTEES AND COMPENSATION

Compensation paid to the Independent Board Members, for certain specified periods is set forth in PART I - APPENDIX I-C. Information regarding the committees of the Board, is set forth in PART I - APPENDIX I-B.

BOARD MEMBER SHARE OWNERSHIP AND CONTROL PERSONS

Information concerning the ownership of fund shares by Board Members and officers, as a group, as well as the dollar range value of each Board Member's share ownership in each fund and, on an aggregate basis, in all Deutsche funds overseen, by investors who control the fund, if any, and by investors who own 5% or more of any class of fund shares, if any, is set forth in PART I - APPENDIX I-A.


PORTFOLIO MANAGEMENT

Information regarding each fund's portfolio manager(s), including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is set forth in PART I - APPENDIX I-D and PART II - APPENDIX II-B. This section does not apply to money market funds.


SERVICE PROVIDER COMPENSATION

Compensation paid by each fund to certain of its service providers for various services, including investment advisory, administrative, transfer agency, and, for certain funds, fund accounting services and subadvisory services, is set forth in PART I - APPENDIX I-E. For information regarding payments made to DDI, see PART I - APPENDIX I-F. The service provider compensation and underwriting and sales commission information is not applicable to new funds that have not completed a fiscal reporting period. Fee rates for services of the above-referenced service providers are included in PART II - APPENDIX II-C.



SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS


SALES CHARGES

Sales charges paid in connection with the purchase and sale of fund shares for the three most recent fiscal years are set forth in PART I - APPENDIX I-F. This information is not applicable to funds/classes that do not impose sales charges, or to new funds/classes that have not completed a fiscal reporting period.


DISTRIBUTION PLAN PAYMENTS

Payments made by each fund for the most recent fiscal year under each fund's Rule 12b-1 Plans are set forth in PART I - APPENDIX I-G. This information is not applicable to funds/classes that do not incur expenses paid in connection with Rule 12b-1 Plans, or to new funds/ classes that have not completed a fiscal reporting period.




PORTFOLIO TRANSACTIONS, BROKERAGE COMMISSIONS AND SECURITIES LENDING ACTIVITIES



PORTFOLIO TURNOVER

The portfolio turnover rates for the two most recent fiscal years are set forth in PART I - APPENDIX I-H. This section does not apply to money market funds or to new funds that have not completed a fiscal reporting period.


BROKERAGE COMMISSIONS

Total brokerage commissions paid by each fund for the three most recent fiscal years are set forth in PART I - APPENDIX I-H. This section does not apply to new funds that have not completed a fiscal reporting period.


Each fund's policy with respect to portfolio transactions and brokerage is set forth under "Portfolio Transactions" in PART II of this SAI.



SECURITIES LENDING ACTIVITIES

Information regarding securities lending activities of each fund, if any, during its most recent fiscal year is set forth in PART I - APPENDIX I-J.


Additional information regarding securities lending in general is set forth under "Lending of Portfolio Securities" in PART II of this SAI.




INVESTMENTS

INVESTMENTS, PRACTICES AND TECHNIQUES, AND RISKS


PART I - APPENDIX I-I includes a list of the investments, practices and techniques, and risks which each fund may employ (or be subject to) in pursuing its investment objective. PART II - APPENDIX II-G includes a description of these investments, practices and techniques, and risks. PART I - APPENDIX I-L includes additional information on state specific risk factors and taxes for the funds.

INVESTMENT RESTRICTIONS

Unless otherwise stated, the policies below apply to each fund.


Except as otherwise indicated, each fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that each fund's investment objective will be met.


Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a fund.



Deutsche California Tax-Free Income Fund has elected to be classified as a diversified series of an open-end management investment company. A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer (other than cash and cash items, US government securities or securities of other investment companies) or invest in more than 10% of the outstanding voting securities of such issuer. A fund's election to be classified as diversified under the 1940 Act may not be changed without the vote of a majority of the outstanding voting securities (as defined herein) of the fund.


Deutsche New York Tax-Free Income Fund has elected to be classified as a non-diversified series of an open-end management investment company. A non-diversified fund may invest a greater proportion of its assets in a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market's assessment of the issuers.



The following fundamental policies may not be changed without the approval of a majority of the outstanding voting securities of a fund which, under the 1940 Act and the rules thereunder and as used in this SAI, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a fund.


As a matter of fundamental policy, a fund may not do any of the following:

(1) borrow money, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.


(2) issue senior securities, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.


(3) purchase or sell commodities, except as permitted by the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.


(4) engage in the business of underwriting securities issued by others, except to the extent that the fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.


(5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund's ownership of securities.


(6) make loans except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.


(7) concentrate its investments in a particular industry, as that term is used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.


For purposes of the fund's fundamental concentration policy set forth above, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.


Under normal circumstances, Deutsche California Tax-Free Income Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in securities whose income is free from regular federal income tax and California state income tax.

Under normal circumstances, Deutsche New York Tax-Free Income Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose income is free from regular federal income tax and New York state personal income tax.


Each fund does not consider private activity bonds to be municipal securities for purposes of its 80% requirement.


The following is intended to help investors better understand the meaning of a fund's fundamental policies by briefly describing limitations, if any, imposed by the 1940 Act. References to the 1940 Act below may encompass rules, regulations or orders issued by the SEC and, to the extent deemed appropriate by the fund, interpretations and guidance provided by the SEC staff. These descriptions are intended as brief summaries of such limitations as of the date of this SAI; they are not comprehensive and they are qualified in all cases by reference to the 1940 Act (including any rules, regulations or orders issued by the SEC and any relevant interpretations and guidance provided by the SEC staff). These descriptions are subject to change based on evolving guidance by the appropriate regulatory authority and are not part of a fund's fundamental policies.


The 1940 Act generally permits a fund to borrow money in amounts of up to 33 1-3% of its total assets from banks for any purpose. The 1940 Act requires that after any borrowing from a bank, a fund shall maintain an asset coverage of at least 300% for all of the fund's borrowings, and, in the event that such asset coverage shall at any time fall below 300%, a fund must, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of all of a fund's borrowings shall be at least 300%. In addition, a fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). For additional information, see "Borrowing" in PART II - APPENDIX II-G.


Under the 1940 Act, a senior security does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of a fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). The SEC and/or its staff has indicated that certain investment practices may raise senior security issues unless a fund takes appropriate steps to segregate assets against, or cover, its obligations. A fund is permitted to engage in the investment practices described in its prospectus and in its SAI.


For additional information regarding the fund's asset segregation practices, see "Asset Segregation" in PART II - APPENDIX II-G.


At present, the 1940 Act does not set forth a maximum percentage of a fund's assets that may be invested in commodities.


Under the 1940 Act, a fund generally may not lend portfolio securities representing more than one-third of its total asset value (including the value of collateral received for loans of portfolio securities).


The SEC staff currently interprets concentration to mean investing more than 25% of a fund's assets in a particular industry or group of industries (excluding US government securities).


OTHER INVESTMENT POLICIES. The Board has adopted certain additional non-fundamental policies and restrictions which are observed in the conduct of a fund's affairs. They differ from fundamental investment policies in that they may be changed or amended by action of the Board without requiring prior notice to, or approval of, the shareholders.


As a matter of non-fundamental policy:


(1) the fund may not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund's net assets would be invested in such securities.


(2) the fund may not acquire securities of other investment companies, except as permitted by the 1940 Act and the rules, regulations and any applicable exemptive order issued thereunder.


(3) the fund may not purchase warrants if, as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value).


(4) the Board has the discretion to retain the current distribution arrangement for the fund while investing in a master fund in a master-feeder structure (this policy would permit the Board, without shareholder approval to convert the fund to a master-feeder structure).


(5) the fund may invest more than 25% of its assets in municipal securities that are repayable out of revenue streams generated from economically related projects or facilities.


(6) the fund may invest more than 25% of its total assets in industrial development or other private activity bonds, subject to its fundamental investment policies.


(7) the fund may not purchase options, unless the aggregate premiums paid on all such options held by the fund at any time do not exceed 20% of its total assets; or sell put options, if, as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets.


(8) the fund will not sell put options if, as a result, more than 50% of the fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon.


(9) the fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay.


For the purpose of the fund's investment restrictions, the identification of the "issuer" of municipal obligations which are not general obligation bonds is made by the Advisor on the basis of the characteristics of the obligation described herein, the most significant of which is the source of funds for the payment of principal and interest on such obligations.


For purposes of non-fundamental policy (1), and for so long as it remains a position of the SEC, fixed time deposits maturing in more than seven days that cannot be traded on a secondary market and participation interests in loans will be treated as illiquid. Restricted securities (including commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933) that the Board has determined to be readily marketable will not be deemed to be illiquid for purposes of non-fundamental policy (1).

TAXES

Important information concerning the tax consequences of an investment in each fund is contained in PART II - APPENDIX II-H.



INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

The financial highlights of each fund included in its prospectus and financial statements incorporated by reference into this SAI have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116. Ernst & Young LLP is an independent registered public accounting firm. The report is given on the authority of said firm as experts in auditing and accounting. The independent registered public accounting firm audits the financial statements of each fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.



The financial statements, together with the report of the Independent Registered Public Accounting Firm, financial highlights and notes to financial statements in the Annual Report to the Shareholders of each fund, dated August 31, 2017, are incorporated herein by reference and are hereby deemed to be a part of this combined SAI.




ADDITIONAL INFORMATION

For information on CUSIP numbers and fund fiscal year end information, see PART I - APPENDIX I-K.

PART I: APPENDIX I-A - BOARD MEMBER SHARE OWNERSHIP AND CONTROL PERSONS


BOARD MEMBER SHARE OWNERSHIP IN EACH FUND

The following tables show the dollar range of equity securities beneficially owned by each Board Member in each fund and in Deutsche funds as of December 31, 2016.


DOLLAR RANGE OF BENEFICIAL OWNERSHIP/(1)/


BOARD MEMBER                DEUTSCHE CALIFORNIA TAX-FREE INCOME FUND     DEUTSCHE NEW YORK TAX-FREE INCOME FUND
 INDEPENDENT BOARD MEMBER:
John W. Ballantine                           None                                        None
Henry P. Becton, Jr.                         None                                        None
Dawn-Marie Driscoll                    $10,001 - $50,000                           $10,001 - $50,000
Keith R. Fox                                 None                                        None
Paul K. Freeman                              None                                        None
Kenneth C. Froewiss                          None                                        None
Richard J. Herring                           None                                        None
William McClayton                            None                                        None
Rebecca W. Rimel                             None                                        None
William N. Searcy, Jr.                       None                                        None
Jean Gleason Stromberg                       None                                        None


AGGREGATE DOLLAR RANGE OF BENEFICIAL OWNERSHIP/(1)/


                             FUNDS OVERSEEN BY
                            BOARD MEMBER IN THE
                              DEUTSCHE FUNDS
INDEPENDENT BOARD MEMBER:
John W. Ballantine            Over $100,000
Henry P. Becton, Jr.          Over $100,000
Dawn-Marie Driscoll           Over $100,000
Keith R. Fox                  Over $100,000
Paul K. Freeman               Over $100,000
Kenneth C. Froewiss           Over $100,000
Richard J. Herring            Over $100,000
William McClayton             Over $100,000
Rebecca W. Rimel              Over $100,000
William N. Searcy, Jr.        Over $100,000
Jean Gleason Stromberg        Over $100,000


(1)   The dollar ranges are: None, $1 - $10,000, $10,001 - $50,000, $50,001 -
$100,000, or over $100,000.


OWNERSHIP IN SECURITIES OF THE ADVISOR AND RELATED COMPANIES

As reported to each fund, the information in the table below reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2016. An immediate family member can be a spouse, children residing in the same household, including step and adoptive children, and any dependents.

The securities represent ownership in the Advisor or Distributor and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or Distributor (including Deutsche Bank AG).


                               OWNER AND                                     VALUE OF           PERCENT OF
INDEPENDENT                 RELATIONSHIP TO                 TITLE OF     SECURITIES ON AN       CLASS ON AN
BOARD MEMBER                  BOARD MEMBER      COMPANY       CLASS       AGGREGATE BASIS     AGGREGATE BASIS
John W. Ballantine                               None
Henry P. Becton, Jr.                             None
Dawn-Marie Driscoll                              None
Keith R. Fox                                     None
Paul K. Freeman                                  None
Kenneth C. Froewiss                              None
Richard J. Herring                               None
William McClayton                                None
Rebecca W. Rimel                                 None
William N. Searcy, Jr.                           None
Jean Gleason Stromberg                           None



As of November 2, 2017, all Board Members and officers owned, as a group, less than 1% of the outstanding shares of a fund.



25% OR GREATER OWNERSHIP


Shareholders who beneficially own 25% or more of a fund's shares may have a significant impact on any shareholder vote of the fund. The following table identifies those investors who owned 25% or more of a fund's shares as of November 2, 2017:


DEUTSCHE CALIFORNIA TAX-FREE INCOME FUND




NAME AND ADDRESS OF INVESTOR                 SHARES          PERCENTAGE
NATIONAL FINANCIAL SERVICES LLC            37,130,022.07        27.90%
FOR EXCLUSIVE BENE OF OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT - 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995



DEUTSCHE NEW YORK TAX-FREE INCOME FUND



NAME AND ADDRESS OF INVESTOR                 SHARES          PERCENTAGE
NATIONAL FINANCIAL SERVICES LLC            10,750,872.02        28.84%
FOR EXCLUSIVE BENE OF OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT - 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995



5% OR GREATER OWNERSHIP OF SHARE CLASSES



The following table identifies those investors who owned 5% or more of a fund share class as of November 2, 2017. All holdings are of record, unless otherwise indicated.

DEUTSCHE CALIFORNIA TAX-FREE INCOME FUND



NAME AND ADDRESS OF INVESTOR                  SHARES          CLASS     PERCENTAGE
FIRST CLEARING LLC                         10,825,290.443      A           17.43%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
ST LOUIS MO 63103-2523
MORGAN STANLEY SMITH BARNEY                 7,162,464.310      A           11.54%
HARBORSIDE FINANCIAL CENTER
PLAZA II 3RD FLOOR
JERSEY CITY NJ 07311
NATIONAL FINANCIAL SERVICES LLC             5,374,258.663      A            8.66%
FOR EXCLUSIVE BENE OF OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT - 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
UBS WM USA                                  5,139,003.410      A            8.28%
OMNI ACCOUNT M/F
SPEC CDY A/C EXCL BEN CUST UBSFSI
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761
PERSHING LLC                                3,663,989.782      A            5.90%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001
MLPF&S FOR THE SOLE BENEFIT OF              3,275,337.008      A            5.27%
ITS CUSTOMERS
ATTN FUND ADMINISTRATION XXXXX
4800 DEER LAKE DR EAST 2ND FLOOR
JACKSONVILLE FL 32246-6484
FIRST CLEARING LLC                          1,321,545.790      C           23.96%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
ST LOUIS MO 63103-2523
MORGAN STANLEY SMITH BARNEY                   857,878.490      C           15.55%
HARBORSIDE FINANCIAL CENTER
PLAZA II 3RD FLOOR
JERSEY CITY NJ 07311
MLPF&S FOR THE SOLE BENEFIT OF                718,728.196      C           13.03%
ITS CUSTOMERS
ATTN FUND ADMINISTRATION #XXXXX
4800 DEER LAKE DR EAST 2ND FL
JACKSONVILLE FL 32246-6484
UBS WM USA                                    602,714.320      C           10.93%
OMNI ACCOUNT M/F
SPEC CDY A/C EXCL BEN CUST UBSFSI
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761

NAME AND ADDRESS OF INVESTOR                 SHARES          CLASS     PERCENTAGE
AMERICAN ENTERPRISE INVESTMENT SVC           374,066.798      C           6.78%
707 2ND AVE S
MINNEAPOLIS MN 55402-2405
CHARLES SCHWAB & CO INC                      353,293.404      C           6.40%
SPECIAL CUSTODY ACCT FBO CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151
PERSHING LLC                                 297,826.970      C           5.40%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001
NATIONAL FINANCIAL SERVICES LLC           31,508,340.500      S          48.16%
FOR EXCLUSIVE BENE OF OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT - 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
CHARLES SCHWAB & CO INC                    3,683,738.013      S           5.63%
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
FIRST CLEARING LLC                         3,626,086.677      S           5.54%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
ST LOUIS MO 63103-2523



DEUTSCHE NEW YORK TAX-FREE INCOME FUND



NAME AND ADDRESS OF INVESTOR             SHARES          CLASS     PERCENTAGE
PERSHING LLC                           1,833,506.467      A           15.39%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001
FIRST CLEARING LLC                     1,768,828.128      A           14.85%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
ST LOUIS MO 63103-2523
MLPF&S FOR THE SOLE BENEFIT OF         1,063,374.464      A            8.93%
ITS CUSTOMERS
ATTN FUND ADMINISTRATION XXXX
4800 DEER LAKE DR EAST 2ND FL
JACKSONVILLE FL 32246-6484
MORGAN STANLEY SMITH BARNEY              687,739.213      A            5.77%
HARBORSIDE FINANCIAL CENTER
PLAZA II 3RD FLOOR
JERSEY CITY NJ 07311

NAME AND ADDRESS OF INVESTOR               SHARES          CLASS     PERCENTAGE
MLPF&S FOR THE SOLE BENEFIT OF             474,541.774      C           26.88%
ITS CUSTOMERS
ATTN FUND ADMINISTRATION (XXXXXX)
4800 DEER LAKE DR EAST 3RD FL
JACKSONVILLE FL 32246-6484
FIRST CLEARING LLC                         278,038.193      C           15.75%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
ST LOUIS MO 63103-2523
MORGAN STANLEY SMITH BARNEY                246,127.523      C           13.94%
HARBORSIDE FINANCIAL CENTER
PLAZA II 3RD FLOOR
JERSEY CITY NJ 07311
PERSHING LLC                               216,724.388      C           12.28%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001
RAYMOND JAMES                              130,344.523      C            7.38%
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM XXXXXXXX
ATTN COURTNEY WALLER
880 CARILLON PARKWAY
ST PETERSBURG FL 33716-1100
NATIONAL FINANCIAL SERVICES LLC         10,268,207.339      S           43.50%
FOR EXCLUSIVE BENE OF OUR
CUSTOMERS
ATTN MUTUAL FUNDS DEPT - 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
CHARLES SCHWAB & CO INC                  1,300,524.940      S            5.51%
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

PART I: APPENDIX I-B - BOARD COMMITTEES AND MEETINGS


INFORMATION CONCERNING COMMITTEES AND MEETINGS OF THE BOARD

The Board oversees the operations of the Deutsche funds and meets periodically to oversee fund activities, and to review fund performance and contractual arrangements with fund service providers. The Board met 6 times during the most recently completed calendar year.


BOARD LEADERSHIP STRUCTURE

A fund's Board is responsible for the general oversight of a fund's affairs and for assuring that the fund is managed in the best interests of its shareholders. The Board regularly reviews a fund's investment performance as well as the quality of other services provided to a fund and its shareholders by DIMA and its affiliates, including administration and shareholder servicing. At least annually, the Board reviews and evaluates the fees and operating expenses paid by a fund for these services and negotiates changes that it deems appropriate. In carrying out these responsibilities, the Board is assisted by a fund's auditors, independent counsel and other experts as appropriate, selected by and responsible to the Board.


Independent Board Members are not considered "interested persons" (as defined in the 1940 Act) of the fund or its investment adviser. These Independent Board Members must vote separately to approve all financial arrangements and other agreements with a fund's investment adviser and other affiliated parties. The role of the Independent Board Members has been characterized as that of a "watchdog" charged with oversight to protect shareholders' interests against overreaching and abuse by those who are in a position to control or influence a fund. A fund's Independent Board Members meet regularly as a group in executive session without representatives of the investment adviser present. An Independent Board Member currently serves as chairman of the Board.


Taking into account the number, the diversity and the complexity of the funds overseen by the Board Members and the aggregate amount of assets under management in the Deutsche funds, the Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. These committees, which are described in more detail below, review and evaluate matters specified in their charters and/or enabling resolutions, and take actions on those matters and/or make recommendations to the Board as appropriate. Each committee may utilize the resources of a fund's counsel and auditors as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The membership and chair of each committee are appointed by the Board upon recommendation of the Nominating and Governance Committee. The membership and chair of each committee consists exclusively of Independent Board Members.


The Board has determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of the fund's affairs. While risk management is the primary responsibility of a fund's investment adviser, the Board regularly receives reports regarding investment risks and compliance risks. The Board's committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the Deutsche funds and to discuss with the fund's investment adviser and administrator how it monitors and controls such risks.

BOARD COMMITTEES. The Board has established the following standing committees:
Audit Committee and Valuation Sub-Committee, Nominating and Governance Committee, Contract Committee, Investment Oversight Committee, Operations Committee and Dividend Committee.


                        NUMBER OF
                     MEETINGS IN LAST
NAME OF COMMITTEE     CALENDAR YEAR   FUNCTIONS                                             CURRENT MEMBERS
AUDIT COMMITTEE             8         Assists the Board in fulfilling its responsibility    Paul K. Freeman (Chair),
                                      for oversight of (1) the integrity of the financial   William McClayton (Vice
                                      statements, (2) the fund's accounting and             Chair), John W. Ballantine,
                                      financial reporting policies and procedures, (3)      Henry P. Becton, Jr. and
                                      the fund's compliance with legal and regulatory       Richard J. Herring
                                      requirements related to accounting and
                                      financial reporting, (4) valuation of fund assets
                                      and securities and (5) the qualifications,
                                      independence and performance of the
                                      independent registered public accounting firm
                                      for the fund. Oversees the valuation of the
                                      fund's securities and other assets and
                                      determines, as needed, the fair value of fund
                                      securities or other assets under certain
                                      circumstances as described in the fund's
                                      Valuation Procedures. The Audit Committee
                                      has appointed a Valuation Sub-Committee,
                                      which may make determinations of fair value
                                      required when the Audit Committee is not in
                                      session. The current members of the fund's
                                      Valuation Sub-Committee are Paul K. Freeman,
                                      Richard J. Herring, John W. Ballantine
                                      (Alternate), Henry P. Becton, Jr. (Alternate) and
                                      William McClayton (Alternate). The Audit
                                      Committee also approves and recommends to
                                      the Board the appointment, retention or
                                      termination of the independent registered
                                      public accounting firm for the fund, reviews the
                                      scope of audit and internal controls, considers
                                      and reports to the Board on matters relating to
                                      the fund's accounting and financial reporting
                                      practices, and performs such other tasks as
                                      the full Board deems necessary or appropriate.

                        NUMBER OF
                     MEETINGS IN LAST
NAME OF COMMITTEE     CALENDAR YEAR   FUNCTIONS                                            CURRENT MEMBERS
NOMINATING AND              5         Recommends individuals for membership on             Rebecca W. Rimel (Chair),
GOVERNANCE                            the Board, nominates officers, Board and             Henry P. Becton, Jr. (Vice
COMMITTEE                             committee chairs, vice chairs and committee          Chair), Kenneth C. Froewiss
                                      members, and oversees the operations of the          and William McClayton
                                      Board. The Nominating and Governance
                                      Committee has not established specific,
                                      minimum qualifications that must be met by an
                                      individual to be considered by the Nominating
                                      and Governance Committee for nomination as
                                      a Board Member. The Nominating and
                                      Governance Committee may take into account
                                      a wide variety of factors in considering Board
                                      Member candidates, including, but not limited
                                      to: (i) availability and commitment of a
                                      candidate to attend meetings and perform his
                                      or her responsibilities to the Board, (ii) relevant
                                      industry and related experience, (iii)
                                      educational background, (iv) financial expertise,
                                      (v) an assessment of the candidate's ability,
                                      judgment and expertise, and (vi) the current
                                      composition of the Board. The Committee
                                      generally believes that the Board benefits from
                                      diversity of background, experience and views
                                      among its members, and considers this as a
                                      factor in evaluating the composition of the
                                      Board, but has not adopted any specific policy
                                      in this regard. The Nominating and Governance
                                      Committee reviews recommendations by
                                      shareholders for candidates for Board positions
                                      on the same basis as candidates
                                      recommended by other sources. Shareholders
                                      may recommend candidates for Board
                                      positions by forwarding their correspondence
                                      by US mail or courier service to Keith R. Fox,
                                      Deutsche Funds Board Chair, c/o Thomas R.
                                      Hiller, Ropes & Gray LLP, Prudential Tower, 800
                                      Boylston Street, Boston, MA 02199-3600.
CONTRACT                    6         Reviews at least annually, (a) the fund's            John W. Ballantine (Chair),
COMMITTEE                             financial arrangements with DIMA and its             Dawn-Marie Driscoll (Vice
                                      affiliates, and (b) the fund's expense ratios.       Chair), Paul K. Freeman,
                                                                                           Richard J. Herring, William
                                                                                           N. Searcy, Jr. and Jean
                                                                                           Gleason Stromberg
INVESTMENT                  5         Reviews the investment operations of the             William McClayton (Chair),
OVERSIGHT                             funds.                                               Richard J. Herring (Vice
COMMITTEE                                                                                  Chair), John W. Ballantine,
                                                                                           Henry P. Becton, Jr., Dawn-
                                                                                           Marie Driscoll, Paul K.
                                                                                           Freeman, Kenneth C.
                                                                                           Froewiss, Rebecca W.
                                                                                           Rimel, William N. Searcy, Jr.
                                                                                           and Jean Gleason
                                                                                           Stromberg

                        NUMBER OF
                     MEETINGS IN LAST
NAME OF COMMITTEE     CALENDAR YEAR   FUNCTIONS                                          CURRENT MEMBERS
OPERATIONS                  5         Reviews the administrative operations and          William N. Searcy, Jr.
COMMITTEE                             general compliance matters of the fund.            (Chair), Kenneth C. Froewiss
                                      Reviews administrative matters related to the      (Vice Chair), Dawn-Marie
                                      operations of the fund, policies and procedures    Driscoll, Rebecca W. Rimel
                                      relating to portfolio transactions, custody        and Jean Gleason
                                      arrangements, fidelity bond and insurance          Stromberg
                                      arrangements and such other tasks as the full
                                      Board deems necessary or appropriate.
DIVIDEND                    0         Authorizes dividends and other distributions for   Keith R. Fox, Kenneth C.
COMMITTEE                             those funds that are organized as series of a      Froewiss, John W.
                                      Maryland corporation. Committee meets on an        Ballantine (Alternate), Henry
                                      as-needed basis. The Committee applies only        P. Becton, Jr. (Alternate),
                                      to the following corporations: Deutsche Global/    Dawn-Marie Driscoll
                                      International Fund, Inc., Deutsche International   (Alternate), Paul K. Freeman
                                      Fund, Inc., Deutsche High Income                   (Alternate), Richard J.
                                      Opportunities Fund, Inc. and Deutsche Value        Herring (Alternate), William
                                      Series, Inc.                                       McClayton (Alternate),
                                                                                         Rebecca W. Rimel
                                                                                         (Alternate), William N.
                                                                                         Searcy, Jr. (Alternate) and
                                                                                         Jean Gleason Stromberg
                                                                                         (Alternate)



AD HOC COMMITTEES. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

PART I: APPENDIX I-C - BOARD MEMBER COMPENSATION

Each Independent Board Member receives compensation from each fund for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairperson and Vice Chairperson. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from a fund or any fund in the Deutsche fund complex.


Board Members who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from the fund, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by a fund. The following tables show, for each Independent Board Member, compensation from each fund during its most recently completed fiscal year, and aggregate compensation from all of the funds in the Deutsche fund complex during calendar year 2016.


AGGREGATE COMPENSATION FROM EACH FUND



BOARD MEMBER                DEUTSCHE CALIFORNIA TAX-FREE INCOME FUND     DEUTSCHE NEW YORK TAX-FREE INCOME FUND
 INDEPENDENT BOARD MEMBER:
John W. Ballantine         $4,106                                       $1,616
Henry P. Becton, Jr.       $3,755                                       $1,488
Dawn-Marie Driscoll        $3,828                                       $1,512
Keith R. Fox               $4,941                                       $1,926
Paul K. Freeman            $4,106                                       $1,616
Kenneth C. Froewiss        $4,214                                       $1,649
Richard J. Herring         $3,755                                       $1,488
William McClayton          $4,077                                       $1,606
Rebecca W. Rimel           $4,106                                       $1,616
William N. Searcy, Jr.     $4,033                                       $1,591
Jean Gleason Stromberg     $3,755                                       $1,488



TOTAL COMPENSATION FROM DEUTSCHE FUND COMPLEX


                                  TOTAL COMPENSATION
                                  FROM EACH FUND AND
BOARD MEMBER                  DEUTSCHE FUND COMPLEX/(1)/
INDEPENDENT BOARD MEMBER:
John W. Ballantine/(4)/      $300,000
Henry P. Becton, Jr.         $275,000
Dawn-Marie Driscoll/(4)/     $300,000
Keith R. Fox/(4)/            $300,000
Paul K. Freeman/(4)/         $300,000
Kenneth C. Froewiss/(2)/     $375,000
Richard J. Herring           $275,000
William McClayton/(3)/       $290,000
Rebecca W. Rimel/(4)/        $300,000
William N. Searcy, Jr.       $275,000
Jean Gleason Stromberg       $275,000

(1) For each Independent Board Member total compensation from the Deutsche fund complex represents compensation from 98 funds as of December 31, 2016.

(2) Includes $100,000 in annual retainer fees received by Mr. Froewiss as Chairperson of Deutsche funds.

(3) Includes $15,000 in annual retainer fees received by Mr. McClayton as Vice Chairperson of Deutsche funds.

(4) Includes $25,000 in annual retainer fees for serving as Chairperson of a Board committee.

PART I: APPENDIX I-D - PORTFOLIO MANAGEMENT


FUND OWNERSHIP OF PORTFOLIO MANAGERS

The following table shows the dollar range of shares owned beneficially and of record by the portfolio management team for each fund as well as in all Deutsche funds as a group, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of each fund's most recent fiscal year end.


DEUTSCHE CALIFORNIA TAX-FREE INCOME FUND


                                DOLLAR RANGE OF      DOLLAR RANGE OF ALL DEUTSCHE
NAME OF PORTFOLIO MANAGER      FUND SHARES OWNED          FUND SHARES OWNED
Ashton P. Goodfield           $0                        $500,001 - $1,000,000
Michael J. Generazo              $1 - $10,000            $50,001 - $100,000
Matthew J. Caggiano              $1 - $10,000            $50,001 - $100,000


DEUTSCHE NEW YORK TAX-FREE INCOME FUND


                                DOLLAR RANGE OF      DOLLAR RANGE OF ALL DEUTSCHE
NAME OF PORTFOLIO MANAGER      FUND SHARES OWNED          FUND SHARES OWNED
Ashton P. Goodfield           $10,001 - $50,000         $500,001 - $1,000,000
Matthew J. Caggiano              $1 - $10,000            $50,001 - $100,000
Rebecca L. Flinn              $    0                     $100,001 - $500,000


CONFLICTS OF INTEREST


In addition to managing the assets of each fund, a portfolio manager may have responsibility for managing other client accounts. The tables below show, per portfolio manager, the number and asset size of: (1) SEC registered investment companies (or series thereof) other than each fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by a portfolio manager. Total assets attributed to a portfolio manager in the tables below include total assets of each account managed, although a portfolio manager may only manage a portion of such account's assets. For a fund subadvised by subadvisors unaffiliated with the Advisor, total assets of funds managed may only include assets allocated to the portfolio manager and not the total assets of a fund managed. The tables also show the number of performance-based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of each fund's most recent fiscal year end.


DEUTSCHE CALIFORNIA TAX-FREE INCOME FUND


OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:



                          NUMBER OF     TOTAL ASSETS OF     NUMBER OF INVESTMENT
                         REGISTERED        REGISTERED         COMPANY ACCOUNTS       TOTAL ASSETS OF
NAME OF                  INVESTMENT        INVESTMENT        WITH PERFORMANCE-      PERFORMANCE-BASED
PORTFOLIO MANAGER         COMPANIES        COMPANIES             BASED FEE            FEE ACCOUNTS
Ashton P. Goodfield          8          $10,581,324,283              0                     $0
Michael J. Generazo          2          $ 5,558,772,346              0                     $0
Matthew J. Caggiano          4          $ 7,555,525,208              0                     $0

DEUTSCHE NEW YORK TAX-FREE INCOME FUND


OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:



                          NUMBER OF     TOTAL ASSETS OF     NUMBER OF INVESTMENT
                         REGISTERED        REGISTERED         COMPANY ACCOUNTS       TOTAL ASSETS OF
NAME OF                  INVESTMENT        INVESTMENT        WITH PERFORMANCE-      PERFORMANCE-BASED
PORTFOLIO MANAGER         COMPANIES        COMPANIES             BASED FEE            FEE ACCOUNTS
Ashton P. Goodfield          8          $11,195,356,421              0                     $0
Matthew J. Caggiano          4          $ 8,169,557,347              0                     $0
Rebecca L. Flinn             4          $ 3,025,799,075              0                     $0



DEUTSCHE CALIFORNIA TAX-FREE INCOME FUND


OTHER POOLED INVESTMENT VEHICLES MANAGED:



                                                               NUMBER OF POOLED
                          NUMBER OF                           INVESTMENT VEHICLE     TOTAL ASSETS OF
                           POOLED        TOTAL ASSETS OF         ACCOUNTS WITH        PERFORMANCE-
NAME OF                  INVESTMENT     POOLED INVESTMENT        PERFORMANCE-           BASED FEE
PORTFOLIO MANAGER         VEHICLES           VEHICLES              BASED FEE            ACCOUNTS
Ashton P. Goodfield          0             $         0                0                    $0
Michael J. Generazo          0             $         0                0                    $0
Matthew J. Caggiano          1             $42,051,200                0                    $0



DEUTSCHE NEW YORK TAX-FREE INCOME FUND


OTHER POOLED INVESTMENT VEHICLES MANAGED:



                                                               NUMBER OF POOLED
                          NUMBER OF                           INVESTMENT VEHICLE     TOTAL ASSETS OF
                           POOLED        TOTAL ASSETS OF         ACCOUNTS WITH        PERFORMANCE-
NAME OF                  INVESTMENT     POOLED INVESTMENT        PERFORMANCE-           BASED FEE
PORTFOLIO MANAGER         VEHICLES           VEHICLES              BASED FEE            ACCOUNTS
Ashton P. Goodfield          0             $         0                0                    $0
Matthew J. Caggiano          1             $42,051,200                0                    $0
Rebecca L. Flinn             0             $         0                0                    $0



DEUTSCHE CALIFORNIA TAX-FREE INCOME FUND


OTHER ACCOUNTS MANAGED:



                                                                NUMBER OF OTHER     TOTAL ASSETS OF
                                              TOTAL ASSETS       ACCOUNTS WITH       PERFORMANCE-
NAME OF                     NUMBER OF           OF OTHER          PERFORMANCE-         BASED FEE
PORTFOLIO MANAGER        OTHER ACCOUNTS         ACCOUNTS           BASED FEE           ACCOUNTS
Ashton P. Goodfield            0            $            0            0                   $0
Michael J. Generazo            5            $  134,818,882            0                   $0
Matthew J. Caggiano            4            $2,610,788,168            0                   $0

DEUTSCHE NEW YORK TAX-FREE INCOME FUND


OTHER ACCOUNTS MANAGED:



                                                                NUMBER OF OTHER     TOTAL ASSETS OF
                                              TOTAL ASSETS       ACCOUNTS WITH       PERFORMANCE-
NAME OF                     NUMBER OF           OF OTHER          PERFORMANCE-         BASED FEE
PORTFOLIO MANAGER        OTHER ACCOUNTS         ACCOUNTS           BASED FEE           ACCOUNTS
Ashton P. Goodfield            0            $            0            0                   $0
Matthew J. Caggiano            4            $2,610,788,168            0                   $0
Rebecca L. Flinn               0            $            0            0                   $0



In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of each fund. The Advisor or Subadvisor, as applicable, has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in each fund and other client accounts.

PART I: APPENDIX I-E - SERVICE PROVIDER COMPENSATION


DEUTSCHE CALIFORNIA TAX-FREE INCOME FUND



                       GROSS AMOUNT     AMOUNT WAIVED     GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                       PAID TO DIMA      BY DIMA FOR        DIMA FOR GENERAL       DIMA FOR GENERAL
                       FOR ADVISORY        ADVISORY          ADMINISTRATIVE         ADMINISTRATIVE
FISCAL YEAR ENDED        SERVICES          SERVICES             SERVICES               SERVICES
2017                    $4,278,868            $0               $1,001,554              $     0
2016                    $4,386,621            $0               $1,027,957              $86,773
2015                    $4,285,229            $0               $1,002,758              $62,763






                       GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                         DSC FOR TRANSFER       DSC FOR TRANSFER
FISCAL YEAR ENDED         AGENCY SERVICES       AGENCY SERVICES
2017                          $72,093               $72,093
2016                          $79,882               $79,882
2015                          $87,746               $87,746



DEUTSCHE NEW YORK TAX-FREE INCOME FUND



                       GROSS AMOUNT     AMOUNT WAIVED     GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                       PAID TO DIMA      BY DIMA FOR        DIMA FOR GENERAL       DIMA FOR GENERAL
                       FOR ADVISORY        ADVISORY          ADMINISTRATIVE         ADMINISTRATIVE
FISCAL YEAR ENDED        SERVICES          SERVICES             SERVICES               SERVICES
2017                    $1,649,483         $144,386             $374,877               $     0
2016                    $1,561,121         $142,649             $353,838               $52,856
2015                    $1,471,107         $190,153             $332,406               $49,548






                       GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                         DSC FOR TRANSFER       DSC FOR TRANSFER
FISCAL YEAR ENDED         AGENCY SERVICES       AGENCY SERVICES
2017                          $45,494               $45,494
2016                          $49,590               $49,590
2015                          $52,972               $52,972




The following Class T waivers are currently in effect:


DEUTSCHE CALIFORNIA TAX-FREE INCOME FUND


The Advisor has contractually agreed through November 30, 2018 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at a ratio no higher than 0.82% for Class T shares. The agreement may only be terminated with the consent of the fund's Board.



DEUTSCHE NEW YORK TAX-FREE INCOME FUND



The Advisor has contractually agreed through March 31, 2018 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 0.83% for Class T shares. The agreement may only be terminated with the consent of the fund's Board.

In addition, for the period April 1, 2018 through November 30, 2018, the Advisor has contractually agreed through November 30, 2018 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at a ratio no higher than 0.87% for Class T shares. The agreement may only be terminated with the consent of the fund's Board.

PART I: APPENDIX I-F - SALES CHARGES

Since Class T is a newly offered class of shares, this information is not yet available.

PART I: APPENDIX I-G - DISTRIBUTION PLAN PAYMENTS

Since Class T is a newly offered class of shares, this information is not yet available.

PART I: APPENDIX I-H - PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Variations to a fund's portfolio turnover rate may be due to, among other things, a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the Advisor's investment outlook.


PORTFOLIO TURNOVER RATES



FUND                                          2017     2016
Deutsche California Tax-Free Income Fund      49%      21%
Deutsche New York Tax-Free Income Fund        42%      32%



BROKERAGE COMMISSIONS



                                              FISCAL     BROKERAGE COMMISSIONS
                                               YEAR          PAID BY FUND
Deutsche California Tax-Free Income Fund      2017                $0
                                              2016                $0
                                              2015                $0
Deutsche New York Tax-Free Income Fund        2017                $0
                                              2016                $0
                                              2015                $0



BROKERAGE COMMISSIONS PAID TO AFFILIATED BROKERS



                                                                                 AGGREGATE                        % OF THE
                                                                                 BROKERAGE                       AGGREGATE
                                                                                COMMISSIONS                        DOLLAR
                                                      NAME OF                   PAID BY FUND   % OF THE TOTAL   VALUE OF ALL
                                            FISCAL   AFFLIATED                 TO AFFILIATED      BROKERAGE      PORTFOLIO
                                             YEAR      BROKER    AFFILIATION      BROKERS        COMMISSIONS    TRANSACTIONS
Deutsche California Tax-Free Income Fund    2017       None          -             None              -               -
                                            2016       None          -             None              -               -
                                            2015       None          -             None              -               -
Deutsche New York Tax-Free Income Fund      2017       None          -             None              -               -
                                            2016       None          -             None              -               -
                                            2015       None          -             None              -               -



Each fund did not hold any securities of its regular brokers or dealers (as such term is defined in the 1940 Act) as of the end of its most recent fiscal year.


TRANSACTIONS FOR RESEARCH SERVICES

For the most recent fiscal year, each fund allocated the following amount of transactions, and related commissions, to broker-dealer firms that have been deemed by the Advisor to provide research services. The provision of research services was not necessarily a factor in the placement of business with such firms.


                                                                          COMMISSIONS PAID
                                              AMOUNT OF TRANSACTIONS       ON TRANSACTIONS
FUND                                            WITH RESEARCH FIRMS      WITH RESEARCH FIRMS
Deutsche California Tax-Free Income Fund                $0                       $0
Deutsche New York Tax-Free Income Fund                  $0                       $0

PART I: APPENDIX I-I - INVESTMENTS, PRACTICES AND TECHNIQUES, AND RISKS

Below is a list of headings related to investments, practices and techniques, and risks which are further described in Appendix II-G.


DEUTSCHE CALIFORNIA TAX-FREE INCOME FUND

Adjustable Rate Securities
Advance Refunded Bonds
Asset Segregation
Borrowing
Cash Management Vehicles
Commercial Paper
Commodity Pool Operator Exclusion
Credit Enhancement
Derivatives
Dollar Roll Transactions
Fixed Income Securities
High Yield Fixed Income Securities - Junk Bonds
Illiquid Securities
Impact of Large Redemptions and Purchases of Fund Shares
Indexed Securities
Industrial Development and Pollution Control Bonds
Interfund Borrowing and Lending Program
Investment Companies and Other Pooled Investment Vehicles
Investment-Grade Bonds

Mortgage-Backed Securities
Municipal Leases, Certificates of Participation and Other Participation
    Interests
Municipal Securities
Obligations of Banks and Other Financial Institutions
Private Activity Bonds
Repurchase Agreements
Reverse Repurchase Agreements
Short-Term Securities
Special Information Concerning Master-Feeder Fund Structure
Stand-by Commitments
Tax-Exempt Commercial Paper
Tax-Exempt Pass-Through Securities
Tender Option Bond Transactions
Third Party Puts
US Government Securities
Variable and Floating Rate Instruments
Warrants
When-Issued and Delayed-Delivery Securities
Yields and Ratings

DEUTSCHE NEW YORK TAX-FREE INCOME FUND

Adjustable Rate Securities
Advance Refunded Bonds
Asset Segregation
Borrowing
Cash Management Vehicles
Commercial Paper
Commodity Pool Operator Exclusion
Credit Enhancement
Derivatives
Dollar Roll Transactions
Fixed Income Securities
High Yield Fixed Income Securities - Junk Bonds
Illiquid Securities
Impact of Large Redemptions and Purchases of Fund Shares
Indexed Securities
Industrial Development and Pollution Control Bonds
Interfund Borrowing and Lending Program
Investment Companies and Other Pooled Investment Vehicles

Investment-Grade Bonds
Mortgage-Backed Securities
Municipal Leases, Certificates of Participation and Other Participation
    Interests
Municipal Securities
Obligations of Banks and Other Financial Institutions
Private Activity Bonds
Repurchase Agreements
Reverse Repurchase Agreements
Short-Term Securities
Special Information Concerning Master-Feeder Fund Structure
Stand-by Commitments
Tax-Exempt Commercial Paper
Tax-Exempt Pass-Through Securities
Tender Option Bond Transactions
Third Party Puts
US Government Securities
Variable and Floating Rate Instruments
Warrants

When-Issued and Delayed-Delivery Securities Yields and Ratings

PART I: APPENDIX I-J - SECURITIES LENDING ACTIVITIES

Each fund had no securities lending activity during its most recent fiscal year.

PART I: APPENDIX I-K - ADDITIONAL INFORMATION




FUND                                         CLASS       CUSIP NUMBER
Deutsche California Tax-Free Income Fund     Class T     25158X849
Fiscal Year End: 8/31
Deutsche New York Tax-Free Income Fund       Class T     25158X831
Fiscal Year End: 8/31

PART I: APPENDIX I-L - STATE SPECIFIC RISK FACTORS - CALIFORNIA AND NEW YORK

STATE SPECIFIC RISK FACTORS - CALIFORNIA


Deutsche California Tax-Free Income Fund normally invests in bonds issued by the State of California or its political subdivisions. The fund is therefore subject to various statutory, political and economic factors unique to the State of California. Discussed below are some of the more significant factors that could affect the ability of the bond issuers to repay interest and principal on California securities owned by the fund. The information is derived from various public sources, all of which are available to investors generally, and which the fund believes to be accurate. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information available as of the date of the preparation of this SAI from official statements and prospectuses relating to securities offerings of the State of California and various local agencies in California. While such information has not been independently verified, the Advisor has no reason to believe that such information is not correct in all material respects.


The following information is subject to change rapidly, substantially, and without notice, and the inclusion of such information herein shall not under any circumstances create any implication that there has been no change in the affairs of the State or its issuers since the date of its preparation. Any such change(s) may adversely affect the State's and applicable issuer's cash flows, expenditures, or revenues, or otherwise negatively impact the State's current or projected financial situation, which in turn could hamper fund performance.


The ability of state, county or other local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally.


STATE BUDGET PROCESS


The State's fiscal year begins on July 1st and ends on June 30th of the following year. Under the State Constitution, money may be drawn from the State Treasury only through an appropriation made by law. The primary source of the annual expenditure appropriations is the annual Budget Act as approved by the State's Legislature (the "Legislature") and signed by the Governor. The annual budget is proposed by the Governor by January 10th of each year for the next fiscal year (the "Governor's Budget"). State law requires the annual proposed Governor's Budget to provide for projected revenues equal to or in excess of projected expenditures for the ensuing fiscal year. Following the submission of the Governor's Budget, the Legislature takes up the proposal. During late spring, usually in May, the State's Department of Finance ("Department of Finance") submits revised revenue and expenditure estimates for both the current and budget years to the Legislature. This update process is referred to as the May Revision, and the resulting updated budget is used as the basis for the final negotiations between the Governor and the Legislature to reach agreement on that year's Budget Act. Each fiscal year's Budget Act, along with appropriation bills and "trailer bills" which are part of a budget package, must be approved by a majority vote of each House of the Legislature.


Appropriations also may be included in legislation other than the Budget Act. With limited exceptions, bills containing General Fund appropriations must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the State Constitution.


The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.



FISCAL YEAR 2016-17 BUDGET


The 2016-17 Governor's Budget, released on January 7, 2016, revised various revenue and expenditure estimates for fiscal year 2015-16. It projected that the State would end fiscal year 2015-16 with General Fund revenues and transfers of $117.5 billion, $2.5 billion higher than the State's projections at the time of the 2015 Budget Act.

The 2016-17 Governor's Budget projected to end fiscal year 2016-17 with total reserves of $10.2 billion. General Fund revenues and transfers for fiscal year 2016-17 were projected at $120.6 billion, an increase of $3.1 billion or 2.6% compared with revised estimates for fiscal year 2015-16. These estimates included transfers to the Budget Stabilization Account ("BSA") of $3.6 billion in fiscal year 2016-17 and $2.8 billion in fiscal year 2015-16. The transfers have the effect of lowering the total reported levels of General Fund revenues and transfers for the related fiscal years by the amounts of the transfers. General Fund expenditures for fiscal year 2016-17 were projected at $122.6 billion, an increase of $6.5 billion or 5.6% compared with revised estimates for fiscal year 2015-16.


Proposition 2, the budget reserve and debt payment measure that was approved by voters in 2014, annually captures an amount equal to 1.5% of General Fund revenues plus capital gains taxes that exceed a long-term historical average. The 2016-17 Governor's Budget projects reserves of $6 billion in the BSA as required under Proposition 2, $2.2 billion in the General Fund's reserve for economic uncertainties and an additional optional reserve of $2 billion. In addition to the required transfer to the BSA, Proposition 2 requires that an equivalent amount be used to pay down existing debts and reduce unfunded liabilities in excess of current base amounts. During fiscal year 2016-17, the Governor's Budget proposed to spend a total of $1.6 billion to repay some of the State's debts.


The 2016-17 Governor's Budget proposed Proposition 98 (K-14 education) funding of $71.6 billion for fiscal year 2016-17, including $51 billion from the General Fund. The 2016-17 Governor's Budget proposed total State funding of $14.9 billion for all major segments of higher education, including $14.6 billion from the General Fund, which represented an increase of $0.3 billion from the 2015 Budget Act.


The 2016-17 Governor's Budget provided for total State funding of $52.5 billion for health and human services, including $33.7 billion from the General Fund, with the remaining funding to be provided from special funds. The 2016-17 Governor's Budget included net costs of $13.7 billion in fiscal year 2016-17 to pay for the optional expansion of healthcare coverage under federal health care reform, including $551.5 million from the General Fund.


On June 27, 2016, the Governor signed the budget act for fiscal year 2016-17 (the "2016 Budget Act"). General Fund revenues and transfers for fiscal year 2016-17 were projected at $120.3 billion, an increase of $3.3 billion or 2.8% compared with revised estimates for fiscal year 2015-16. These estimates include transfers to the BSA of $3.3 billion for fiscal year 2016-17 and $1.8 billion for fiscal year 2015-16. General Fund expenditures for fiscal year 2016-17 were projected at $122.5 billion, an increase of $6.9 billion or 6.0% compared with revised estimates for fiscal year 2015-16. The main components of the increase in expenditures are $1.7 billion in health and human services costs, $1 billion for state office infrastructure needs, $0.5 billion for deferred maintenance and $1.8 billion in K-12 education costs.


The 2016 Budget Act's revised revenue and expenditure estimates for fiscal year 2016-17 reflected an increase of $2 billion of revenues and transfers, primarily due to higher than projected tax revenues. This was offset by a much smaller net increase of $0.2 billion in total expenditures.


The 2016 Budget Act proposed funding of $71.9 billion for fiscal year 2016-17, including $51.1 billion from the General Fund, to K-12 education programs. The 2016 Budget Act proposed total State funding of $14.9 billion for fiscal year 2016-17, including $14.5 billion from the General Fund, for all major segments of higher education.


The 2016 Budget Act also included costs of $16.2 billion in fiscal year 2016-17 for the optional Medi-Cal expansion, including $819.5 million from the General Fund. The federal government paid nearly all of the costs of this expansion for the first three years. As of January 1, 2017, the State assumed 5% of these costs with the State's contribution gradually increasing each fiscal year until fiscal year 2020-21, when the State will pay 10% of the total costs. The 2016 Budget Act projected the optional expansion caseload to be 3.8 million in fiscal year 2016-17.


FISCAL YEAR 2017-18 BUDGET


The 2017-18 Governor's Budget, released on January 10, 2017, revised various revenue and expenditure estimates for fiscal year 2016-17. It projected that the State would end fiscal year 2016-17 with General Fund revenues and transfers of $118.8 billion, $1.5 billion lower than the State's projections at the time of the 2016 Budget Act. This projected decrease is due to lower growth in wages and reduced business income, among other reasons. The 2017-18

Governor's Budget projected to end fiscal year 2017-18 with total reserves of $9.4 billion. General Fund revenues and transfers for fiscal year 2017-18 were projected at $124 billion, an increase of $5.2 billion or 4.4% compared with revised estimates for fiscal year 2016-17. These estimates include transfers to the BSA of $1.2 billion in fiscal year 2017-18 and $3.2 billion in fiscal year 2016-17. The transfers have the effect of lowering the total reported levels of General Fund revenues and transfers for the related fiscal years by the amounts of the transfers. General Fund expenditures for fiscal year 2017-18 were projected at $122.5 billion, a decrease of $0.3 billion or 0.2% compared with revised estimates for fiscal year 2016-17.


Proposition 2, the budget reserve and debt payment measure that was approved by voters in 2014, annually captures an amount equal to 1.5% of General Fund revenues plus capital gains taxes that exceed a long-term historical average. The 2017-18 Governor's Budget projects reserves of $7.9 billion in the BSA as required under Proposition 2, $1.5 billion in the General Fund's reserve for economic uncertainties. In addition to the required transfer to the BSA, Proposition 2 requires that an equivalent amount be used to pay down existing debts and reduce unfunded liabilities in excess of current base amounts. During fiscal year 2017-18, the Governor's Budget proposes to spend a total of $1.2 billion to repay some of the State's debts.


The 2017-18 Governor's Budget proposed Proposition 98 (K-14 education) funding of $73.5 billion for fiscal year 2017-18, including $51.4 billion from the General Fund. The 2017-18 Governor's Budget proposed total State funding of $15.1 billion for all major segments of higher education, including $14.6 billion from the General Fund, which represented an increase of $0.2 billion from the 2016 Budget Act.


The 2017-18 Governor's Budget provided for total State funding of $59.8 billion for health and human services, including $34 billion from the General Fund, with the remaining funding to be provided from special funds. The 2017-18 Governor's Budget proposed total State funding of $13.8 billion, including $11.1 billion from the General Fund and the remaining funding to be provided from special funds, for corrections and rehabilitation.


On January 13, 2017, the California Legislative Analyst's Office ("LAO") released its analysis of the 2017-18 Governor's Budget ("January LAO Report"). In reaching its conclusions, the LAO performed an independent assessment of the outlook for California's economy, demographics, revenues, and expenditures. The January LAO Report stated that the revenue estimates for fiscal year 2017-18 were too low, but supported the Governor's decision to build reserves and limit any new commitments to one-time purposes in order to prepare for the next economic downturn. The January LAO Report emphasized that the State is facing uncertainties about the future economy and that potential changes to federal fiscal policy could have a significant financial impact on the State's budget and financial condition.


On June 27, 2017, the Governor signed the budget act for fiscal year 2017-18 (the "2017 Budget Act"). The 2017 Budget Act addresses the State's first budgetary challenge since 2012. Because of slowed economic growth, lagging revenues and higher than expected expenditures in fiscal year 2016-17, the State projected a deficit, absent corrective measures. The 2017 Budget Act includes $2.8 billion of solutions designed to address this projected deficit and bring the State's projected finances back into balance for fiscal year 2017-18.


General Fund revenues and transfers for fiscal year 2017-18 were projected at $125.9 billion, an increase of $7.3 billion or 6.2% compared with revised estimates for fiscal year 2016-17. These estimates include transfers to the BSA of $1.8 billion for fiscal year 2017-18 and $3 billion for fiscal year 2016-17. General Fund expenditures for fiscal year 2017-18 were projected at $125.1 billion, an increase of $3.7 billion or 3.0% compared with revised estimates for fiscal year 2016-17. The main components of the increase in expenditures are: a $2.7 billion increase for K-12 education (about $1.9 billion required by Proposition 98), and a $0.9 billion increase in statewide expenditures, mostly in employee compensation and pension benefits.


The 2017 Budget Act's revised revenue and expenditure estimates for fiscal year 2016-17 reflect a decrease of $1.8 billion of revenues and transfers, primarily due to lower than projected tax revenues. This was offset by a net decrease of $1 billion in total expenditures.

The 2017 Budget Act proposed funding of $74.5 billion for fiscal year 2017-18, including $52.6 billion from the General Fund, to K-12 education programs. The 2017 Budget Act proposed total State funding of $15.4 billion for fiscal year 2017-18, including $14.9 billion from the General Fund, for all major segments of higher education.


The 2017 Budget Act also included costs of $15 billion in fiscal year 2017-18 for the optional Medi-Cal expansion, including $1.5 billion from the General Fund. The federal government paid nearly all of the costs of this expansion for the first three years. As of January 1, 2017, the State assumed 5% of these costs with the State's contribution gradually increasing each fiscal year until fiscal year 2020-21, when the State will pay 10% of the total costs. The 2017 Budget Act projects the optional expansion caseload to be 3.9 million in fiscal year 2017-18.



OTHER CONSIDERATIONS


Any deterioration of the State's fiscal situation could increase the risk of investing in California municipal securities, including the risk of issuer default, downgrade and bankruptcy, and could also heighten the risk that prices of California municipal securities will experience greater volatility. Local and national market forces, such as declines in real estate prices and general business activity, may result in decreasing tax bases, fluctuations in interest rates, and increasing construction costs, all of which could reduce the ability of certain municipal issuers to repay their obligations. Any perceived increased likelihood of default among municipal issuers may result in constrained liquidity, increased price volatility and credit downgrades of municipal issuers, any of which could negatively impact the value of all or a substantial portion of the municipal securities held by the fund. In addition, in certain circumstances it may be difficult for investors to obtain reliable information on the obligations underlying municipal securities. An insolvent municipality may file for bankruptcy, as allowed by Chapter 9 of the Bankruptcy Code. In the past, as a result of financial and economic difficulties, several California municipalities filed for bankruptcy protection under Chapter 9. Additional municipal bankruptcy filings may occur in the future.


During periods of volatility municipal issuers may be unable to obtain additional financing through, or may be required to pay higher interest rates on, new issues, which may reduce revenues available for municipal issuers to pay existing obligations. Should the State or its municipalities fail to sell bonds when and at the rates projected, the State could experience significantly increased costs in the General Fund and a weakened overall cash position in the current fiscal year.


A downgrade of a municipal security insurer may negatively impact the price of insured municipal securities and increase the risk that the insurer will be unable to meet all future claims.



The above discussion of the fiscal year 2016-17 and 2017-18 budgets is based on estimates and projections of revenues and expenditures and must not be construed as statements of fact. These estimates and projections are based upon various assumptions, which may be affected by numerous factors, including future economic conditions in the State and the nation, and there can be no assurance that the estimates will be achieved.


CALIFORNIA'S GENERAL ECONOMIC CONDITIONS. California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, manufacturing, tourism, construction and services. The relative proportion of the various components of the State's economy closely resembles the make-up of the national economy, and, as a result, events which negatively affect such industries may have a similar impact on the State and national economies.


The California economy continues to benefit from broad-based growth, and California's fiscal health continues to improve since the end of the severe economic downturn in 2009. As a consequence, the State's General Fund budget has achieved structural balance for the last several fiscal years, while also building up reserves. Overall, California's real GDP increased by 2.9% in 2016 and totaled approximately $2.6 trillion at current prices, making it the sixth largest economy in the world.


Despite significant budgetary improvements during the last several years, there remain a number of budget risks that could threaten the State's financial condition. These risks include the threat of recession, potentially unfavorable changes to federal fiscal policies, and the significant unfunded liabilities of the two main retirement systems managed by State

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entities, the California Public Employees' Retirement System ("CalPERS") and
the California State Teachers' Retirement System ("CalSTRS"). The State has committed to significant increases in annual payments to these systems to reduce the unfunded liabilities, and the 2017-18 budget includes a $6 billion supplemental payment to CalPERS that the State's Department of Finance projects will save $11 billion in State contributions to CalPERS from all State fund sources over the next two decades, assuming actuarial and investment assumptions are realized.


Although California's job growth has slowed since late 2016, the unemployment rate fell to 4.7% in June 2017, tying the modern historic low last reached in November and December 2000. Average wages are starting to rise, and as a result the source of personal income growth is shifting from more people being employed to higher income per person. Labor force growth is forecasted to keep up with job growth, despite increasing numbers of retirees in California.


Consumer inflation is expected to remain higher in California than the nation, with overall California inflation expected to average 3.0% in 2017, and 2.9% in 2018. Housing permits issued by local authorities remain well below levels needed to account for population growth, a trend that is expected to continue throughout the forecast period.



CASH FLOW REQUIREMENTS. The State Treasurer is responsible for the sale of most debt obligations of the State and its various authorities and agencies. Current State debt obligations include:


General Obligation Bonds. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund.



Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from specified sources so that moneys from the General Fund are not expected to be needed to pay debt service, but the General Fund will pay the debt service pursuant to the continuing appropriation contained in the bond act if the specified revenue source is not sufficient. As of July 1, 2017, the State had outstanding approximately $74.5 billion aggregate principal amount of long-term general obligation bonds, of which approximately $73.8 billion were payable primarily from the State's General Fund and approximately $701.7 million were self-liquidating bonds payable first from other special revenue funds. As of July 1, 2017, there were approximately $33.7 billion of authorized and unissued long-term voter-approved general obligations bonds which, when issued, will be payable principally from the General Fund.



On June 3, 2014, State voters approved a ballot measure which, together with its authorizing legislation, cancelled $600 million of authorization for general obligation bonds to finance home mortgages for military veterans, and replaced it with $600 million of authorization for general obligation bonds to finance rental housing programs for veterans. Unlike the home mortgage bonds, which were expected to be repaid from mortgage repayments, with the General Fund making up any shortfall if the mortgage payments were insufficient, the rental housing bonds are payable directly and solely from the General Fund.


California Proposition 1 was approved in November 2014 and enacted the Water Quality, Supply, and Infrastructure Improvement Act of 2014, issuing approximately $7.5 billion in general obligation bonds for a wide variety of purposes relating to improvement of the State's water supply systems, water quality, and water infrastructure improvements. Of this amount, approximately $7.1 billion was new bond authorization, and the balance of $425 million was a reallocation of unused authority from previously-approved bond measures. Additional bond measures may be included on future election ballots, but any proposed bond measure must first be approved by a two-thirds vote of the Legislature or placed on the ballot through the initiative process.

Commercial Paper Program. Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may, in some cases, be issued as commercial paper notes. Commercial paper notes may be renewed or refunded by the issuance of bonds. The State uses commercial paper notes to provide flexibility for bond programs, such as to provide interim funding for voter-approved projects or to facilitate refunding of variable rate bonds into fixed rate bonds.


Commercial paper notes are not included in the calculation of permitted variable rate indebtedness. Approximately $2.2 billion of commercial paper is now authorized. As of July 1, 2017, approximately $1.2 billion of commercial paper notes was outstanding.


Lease-Revenue Obligations. In addition to general obligation bonds, the State has acquired and constructed capital facilities through the issuance of lease-revenue obligations. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority uses proceeds of bonds to pay for the acquisition or construction of facilities, such as office buildings, university buildings, courthouses or correctional institutions. These facilities are leased to a State agency, the California State University, or the Judicial Council under a long-term lease that provides the source of payment of the debt service on the lease-revenue bonds. Certain of the lease-revenue financings are supported by special funds rather than the General Fund. As of July 1, 2017, the State had approximately $9.4 billion lease-revenue obligations outstanding supported by the General Fund, and approximately $4.9 billion authorized but unissued lease-revenue obligations. In addition, pursuant to legislation authorizing the State to issue up to $5 billion in lease-purchase financing for court construction, the State Public Works Board has issued $1.5 billion in lease-revenue bonds and other forms of indebtedness used to pay qualified infrastructure costs. The 2014 Budget Act also included an appropriation of $54.2 million to pay an annual service fee to the private developer of the new Long Beach Courthouse. Service fees for the Long Beach Courthouse, which are subject to annual appropriation by the Legislature, are expected to be approximately $2 billion over a period of 35 years.


Non-Recourse Debt. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. These revenue bonds represent obligations payable from State revenue-producing enterprises and projects and conduit obligations payable from revenues paid by private users or local governments of facilities financed by the revenue bonds. In each case, such revenue bonds are not payable from the General Fund. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities, housing, health facilities and pollution control facilities. State agencies and authorities had approximately $64.2 billion aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of June 30, 2017.


Build America Bonds. In February 2009, the U.S. Congress enacted certain new municipal bond provisions as part of the American Recovery and Reinvestment Act (the "ARRA"). One provision of the ARRA allows municipal issuers such as the State to issue Build America Bonds ("BABs") for new infrastructure investments. BABs are bonds whose interest is subject to federal income tax, but pursuant to the ARRA, the U.S. Treasury was to repay the issuer an amount equal to 35% of the interest cost on any BABs issued during 2009 and 2010. This resulted in a net interest expense lower than what the State would have had to pay for tax-exempt bonds of similar maturity. The BAB subsidy payments from general obligation bonds are General Fund revenues to the State, while subsidy payments related to lease-revenue bonds are deposited into a fund which is made available to the State Public Works Board for any lawful purpose. In neither instance are the subsidy payments specifically pledged to repayment of the BABs to which they relate. The cash subsidy payment with respect to the BABs, to which the State is entitled, is treated by the Internal Revenue Service ("IRS") as a refund of a tax credit and such refund may be offset by the Department of the Treasury by any liability of the State payable to the federal government. As of the 2017 Budget Act, none of the State's BAB subsidy payments have been reduced because of such an offset.

Between April 2009 and December 2010, the State issued approximately $13.5 billion of BAB general obligation bonds and $551 million of BAB State Public Works Board lease-revenue bonds. Approximately $150 million of the BAB State Public Works Board lease-revenue bonds have been redeemed. The remaining aggregate amount of subsidy payments to be received from fiscal year 2017-18 through the maturity of these bonds (mostly 20 to 30 years) is approximately $6.9 billion for the general obligation BABs and $174.6 million for the lease-revenue BABs.


Pursuant to certain federal budget legislation adopted in August 2011, starting as of March 1, 2013, the government's BAB subsidy payments were reduced as part of a government-wide "sequestration" of many program expenditures. The amount of the reduction of the BAB subsidy payment has been less than $30 million annually and is presently scheduled to continue until 2025, although Congress can terminate or modify it sooner, or extend it. None of the BAB subsidy payments are pledged to pay debt service for the general obligation and State Public Works BABs, so this reduction will not affect the State's ability to pay all of its debt service on time, nor have any material impact on the State's General Fund.


Economic Recovery Bonds. The California Economic Recovery Bond Act ("Proposition 57") was approved by the voters on March 2, 2004. Proposition 57 authorized the issuance of up to $15 billion in economic recovery bonds ("ERBs") to finance the negative General Fund reserve balance as of June 30, 2004 and other General Fund obligations undertaken prior to June 30, 2004. Repayment of the ERBs was secured by a pledge of revenues from a one-quarter cent increase in the State's sales and use tax starting July 1, 2004. In addition, as voter-approved general obligation bonds, the ERBs were secured by the State's full faith and credit. However, moneys in the General Fund were only to be used in the event the dedicated sales and use tax revenue was insufficient to repay the bonds.



The entire authorized amount of ERBs was issued in three sales, in May and June 2004 and in February 2008. The State issued refunding ERBs in 2009 to restructure the program in response to a drop in taxable sales caused by a recession and in 2011 for debt servicing savings.


Three different sources of funds were required to be applied to the early retirement (generally by purchase or redemption) of ERBs: (i) all proceeds from the dedicated quarter cent sales tax in excess of the amounts needed, on a semi-annual basis, to pay debt service and other required costs of the bonds,
(ii) all proceeds from the sale of specified surplus State property, and (iii) 50% of each annual deposit, up to $5 billion in the aggregate, of deposits in the BSA. As of June 30, 2014, funds from these sources have been used for early retirement of approximately $5.4 billion of bonds. The State accumulated approximately $408 million in excess special sales tax during the six-month period ending July 1, 2014, and the State used these moneys to retire ERBs in August and September 2014.


The Governor suspended the BSA transfers in each of fiscal years 2008-09 through 2013-14 due to the condition of the General Fund. The Governor resumed the BSA transfer in the 2014-15 fiscal year and provided approximately $1.6 billion of additional funds towards the early retirement of ERBs. As of August 5, 2015, there were no outstanding ERBs, as all the remaining ERBs have been defeased by creation of several irrevocable escrow funds derived primarily from excess special sales tax revenues. The last ERBs will be paid from these escrow funds on July 1, 2019.


Tobacco Settlement Revenue Bonds. In 1998 the State signed a settlement agreement (the "Master Settlement Agreement" or "MSA") with the four major cigarette manufacturers (the "participating manufacturers" or "PMs"). Under the MSA, the participating manufacturers agreed to make payments to the State in perpetuity, such payments amounting to approximately $25 billion over the first 25 years. Under a separate Memorandum of Understanding, half of the payments made by the participating manufacturers will be paid to the State and half to certain local governments. The specific amount to be received by the State and such local governments is subject to adjustment. The MSA requires reduction of the participating manufacturers' payments for decreases in cigarette shipment volumes by the participating manufacturers, payments owed to certain "Previously Settled States" and certain other types of offsets.


State law enacted in 2002 (the "Tobacco Securitization Law") authorized the establishment of a special purpose trust to purchase the tobacco assets and to issue revenue bonds secured by the tobacco settlement revenues received beginning in the 2003-04 fiscal year. Legislation in 2003 amended the Tobacco Securitization Law to authorize a credit enhancement mechanism that requires the Governor to request an appropriation from the General Fund in the annual Budget Act to pay debt service and other related costs in the event tobacco settlement revenues and certain other amounts are insufficient. The Legislature is not obligated to make any General Fund appropriation.



The credit enhancement mechanism applies to certain tobacco settlement bonds that were issued in 2005, 2013, and 2015 with an outstanding principal amount of approximately $2.24 billion (the "enhanced bonds"). The enhanced bonds are neither general nor legal obligations of the State and neither the faith and credit, nor the taxing power, nor any other assets or revenues of the State shall be pledged to the payment of the enhanced bonds. However, the State committed to request the Legislature for a General Fund appropriation in the event there are insufficient tobacco settlement revenues to pay debt services with respect to the enhanced bonds, and certain other available amounts, including the reserve fund for the enhanced bonds, are depleted. This appropriation has been requested and approved by the Legislature, but use of the appropriated money has never been required.


Draws on the reserve fund for the enhanced bonds in the amount of approximately $7.9 million were used to make required debt service payments on the 2005 bonds in 2011 and 2012. In April 2013, the reserve fund was replenished in full from tobacco revenues. As of June 30, 2017, the balance of the reserve fund for the enhanced bonds was approximately $152 million. If, in any future year tobacco settlement revenues are less than the required debt service payments on the enhanced bonds in such year, additional draws on the reserve fund will be required and at some point in the future the reserve fund may become fully depleted. The State is neither obligated to replenish the reserve fund from the General Fund nor obligated to request an appropriation to replenish the reserve fund.



Cash Flow Borrowings. The majority of the State's General Fund receipts are received in the latter part of the fiscal year. Disbursements from the General Fund occur more evenly throughout the fiscal year. The State's cash management program customarily addresses this timing difference by making use of internal borrowing and by issuing short-term notes in the capital markets when necessary.



The General Fund is authorized to borrow for cash management purposes from more than 700 funds in the State Treasury. Total borrowing from special funds must be approved quarterly by the Pooled Money Investment Board. The Legislature may occasionally adopt legislation establishing additional authority to borrow from special funds. As of the 2017 Budget Act, the General Fund is projected to have up to approximately $27 billion of internal funds (excluding the BSA and the Special Fund for Economic Uncertainties) available during fiscal year 2016-17. The State may also borrow from the BSA, which is projected to be funded at $8.5 billion by the end of fiscal year 2017-18, to provide additional cash resources to the General Fund. The State may also transfer funds into the General Fund from the Special Fund for Economic Uncertainties, which is not a special fund.



As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs including each fiscal year from 2004-05 to 2014-15. By law, revenue anticipation notes ("RANs") must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State may issue revenue anticipation warrants ("RAWs"), which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any "Unapplied Money" in the General Fund on their maturity date, subject to the prior application of such money in the General Fund to pay Priority Payments. "Priority Payments" are payments as and when due to: (i) support the public school system and public institutions of higher education (as provided in Section 8 of Article XVI of the State's Constitution); (ii) pay principal of and interest on general obligation bonds and general obligation commercial paper notes of the State; (iii) a contingent obligation for General Fund payments to local governments for certain costs for realigned public safety programs if not provided from a share of state sales and use taxes (as provided in Article XIII, Section 36 of the State's Constitution, enacted by Proposition 30); (iv) provide reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings there from pursuant to California Government Code Sections 16310 or 16418; and (v) pay State employees' wages and benefits, State payments to pension and other State employee benefit trust funds, State Medi-Cal claims, lease payments to support lease-revenue bonds, and any amounts determined by a court of competent jurisdiction to be required by federal law or the State Constitution to be paid with State warrants that can be cashed immediately.

The State entered the 2016-17 fiscal year in a strong cash position, as the General Fund ended the previous year with internal loans of less than $1 billion. The State entered fiscal year 2017-18 with General Fund internal loans of $4.8 billion. The State's cash flow projections for fiscal year 2017-18 indicated that internal borrowings would be sufficient and available to meet its cash needs, while maintaining a $14 billion cash cushion at all times. No RANs are planned in fiscal year 2017-18.


Although the State may choose to employ additional cash management measures if necessary, such as delaying certain types of disbursements, increasing the internal borrowing capacity, or issuing registered warrants, none of these are planned to be used in fiscal year 2017-18.


Since 2006, a significant amount of new general obligation bonds, lease-revenue bonds and Proposition 1A bonds have been authorized by voters and/or the State Legislature. These authorizations led to a substantial increase in the amount of General Fund-supported debt outstanding, from approximately $44.9 billion as of July 1, 2006 to approximately $83.2 billion as of July 1, 2017, while still leaving current authorized and unissued bonds of about $33.7 billion.


In 2009 and 2010, over $35 billion of new money general obligation bonds, lease-revenue bonds and Proposition 1A bonds were sold. Following the record bond issuance levels in 2009 and 2010, bond issuance for new money general obligation bonds has substantially decreased as departments work to manage their existing bond cash balances. Based on estimates from the Department of Finance, approximately $5.8 billion of new money general obligation bonds (some of which may initially be in the form of commercial paper notes) and approximately $564 million of lease-revenue bonds will be issued in fiscal year 2017-18. The State also expects to issue refunding bonds as market conditions warrant.


The ratio of debt service on general obligation and lease-revenue bonds supported by the General Fund to annual General Fund revenues and transfers (General Fund Debt Ratio) can fluctuate. As assumptions for future debt issuance and revenue projections are updated from time to time, any changes to these amounts may impact the projected General Fund Debt Ratio. Based on the revenue estimates contained in the 2017 Budget Act and bond issuance estimates discussed above, the General Fund Debt Ratio is estimated to equal approximately 6.31% in fiscal year 2017-18 and 6.29% in fiscal year 2018-19.



BOND RATINGS



S&P, Moody's and Fitch assign ratings to California's long-term general obligation bonds. The ratings of S&P, Moody's and Fitch represent their opinions as to the quality of the municipal bonds they rate. The ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield. As of October 25, 2017, California's general obligation bonds were rated "Aa3" by Moody's, "AA-" by S&P and "AA-" by Fitch.



The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for State-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate its credit ratings could be reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.


There can be no assurance that any such ratings will be maintained in the future. The State's credit rating, and any future revisions or withdrawal of a credit rating, could have a negative effect on the market price of the State's general obligation bonds, as well as notes and bonds issued by California's public authorities and local governments, which could negatively impact the Fund's performance. Lower ratings make it more expensive for the State to raise revenue, and in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Further, downgrades can negatively impact the marketability and price of securities in the Fund's portfolio.


LITIGATION

At any given time, there are numerous civil actions pending against the State which could, if determined adversely to the State, affect the State's expenditures and, in some cases, its revenues and cash flows. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on the Fund. If the State eventually loses any of these cases, the final remedies may not have to be implemented in any one year.



There are several pending actions against the State, including actions challenging school financing, statutes that reformed California redevelopment law, Medi-Cal reimbursements, and actions advocating for prison healthcare reform and a reduction of prison population.



Litigation related to the State's plans for a high-speed rail system is ongoing and may pose challenges to the use of funds for the construction of the high-speed rail. In the event of a final decision adverse to the State that prevents use of bond proceeds or cap and trade funds, it is possible that the federal government may require the State to reimburse federal funds provided for the high-speed rail project if the State fails to provide other matching funds consistent with the federal grant agreement.


CONSTITUTIONAL, LEGISLATIVE AND OTHER FACTORS


Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could produce the adverse effects described below, among others.


Revenue Distribution. Certain debt obligations in the Fund's portfolio may be obligations of issuers which rely in whole or in part on California State revenues for payment of these obligations. Property tax revenues and a portion of the State's General Fund surplus are distributed to counties, cities and their various taxing entities and the State assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the State's General Fund will be distributed in the future to counties, cities and their various entities is unclear.


Health Care Legislation. Certain debt obligations in the Fund's portfolio may be obligations that are payable solely from the revenues of health care institutions. Certain provisions under California law may adversely affect these revenues and, consequently, payment on those debt obligations.


The federally sponsored Medicaid program for health care services to eligible welfare beneficiaries in California is known as the Medi-Cal program. California law provides that the State shall selectively contract with hospitals to provide acute inpatient services to Medi-Cal patients.


In most geographical areas of California, only those hospitals that enter into a Medi-Cal contract with the State will be paid for non-emergency acute inpatient services rendered to Medi-Cal beneficiaries. The State may also terminate these contracts without notice under certain circumstances and is obligated to make contractual payments only to the extent the California legislature appropriates adequate funding therefor.



These payment obligations may also be insured by the State of California pursuant to an insurance program implemented by the Office of Statewide Health Planning and Development for health facility construction loans. State law established the Health Facility Construction Loan Insurance Fund as a trust fund that is continuously appropriated and may only be used for purposes of this program. This fund is used as a depository of fees and insurance premiums and any recoveries and is the initial source of funds used to pay administrative costs of the program and shortfalls resulting from defaults by insured borrowers. If a default occurs on insured debt obligations, the State Treasurer will issue debentures payable out of a reserve fund established under the insurance program or will pay principal and interest on an unaccelerated basis from unappropriated State funds. The Office of Statewide Health Planning and Development commissioned various studies, commencing in December 1983, to evaluate the adequacy of the reserve fund established under the insurance program and, based on certain formulations and assumptions, found the reserve fund substantially underfunded. However, the most recent study, completed in July 2016, concluded, among other things, that the Health Facility Construction Loan Insurance Fund appears to be sufficient and, based upon a number of assumptions, as of

June 30, 2014, should maintain a positive balance until fiscal year 2043-44. As of May 31, 2017, the Office of Statewide Health Planning and Development insured 84 loans to nonprofit or publicly-owned health facilities throughout California, with an aggregate par amount of approximately $1.6 billion and a cash balance of approximately $169.2 million.



The ACA increases access to public and private health care coverage through various programmatic, regulatory and tax incentive mechanisms. To expand coverage, the ACA provides for: (1) the health insurance exchange, a new marketplace in which individuals who do not have access to public coverage or affordable employer coverage can purchase insurance and access federal tax credits, and (2) two expansions of Medicaid - a mandatory expansion by simplifying rules affecting eligibility, enrollment and retention; and an optional expansion to adults with incomes up to 138% of the federal poverty level. Additionally, the ACA required specified rate increases for primary care for two years beginning January 1, 2013 and prohibited California from restricting eligibility primarily for the Medi-Cal and Healthy Families programs before the new coverage requirements went into effect in 2014.



Health care reform has resulted in a significant net increase of General Fund program costs in fiscal year 2013-14 and beyond. The net impact of health care reform on the General Fund will depend on a variety of factors, including levels of individual and employer participation, changes in insurance premiums, and savings resulting from the reform as beneficiaries in current State-only programs receive coverage through Medi-Cal or the California Health Benefit Exchange, also known as "Covered California," which started in 2014. The 2017 Budget Act included $15 billion in costs in fiscal year 2017-18 related to the optional expansion. The federal government paid nearly 100% of the costs of this expansion for the first three years. As of January 1, 2017, California is responsible for 5% of these costs with California's contribution gradually increasing each fiscal year until fiscal year 2020-21, when the State will pay 10% of the total costs. By fiscal year 2020-21, the General Fund share for the optional expansion is projected to be $2.4 billion. The 2017 Budget Act projects the optional expansion caseload to be 3.9 million in fiscal year 2017-18.



Mortgages and Deeds. Certain debt obligations in the Fund's portfolio may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. Two statutes limit the creditor's right to obtain a deficiency judgment, one limitation being based on the method of foreclosure and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of a nonjudicial trustee's sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. Another California statute, commonly known as the "one form of action" rule, requires creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. The fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as the result of low bids at a judicial sale. The fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor.


Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale after expiration of the three-month reinstatement period, which notice of sale must be given at least 20 days before the scheduled sale date. The debtor may reinstate the mortgage, in the manner described above, up to five business days prior to the scheduled sale date. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations.

In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of property securing a mortgage for such private sale to constitute "state action," and could hold that the private-right-of-sale proceedings violate the due process requirements of the Federal or State Constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.


Certain debt obligations in the Fund's portfolio may be obligations which finance the acquisition of single family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to California's statutory limitations described above applicable to obligations secured by real property. Under California antideficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.


Under California law, mortgage loans secured by single-family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and then only if the borrower prepays an amount in excess of 20% of the original principal amount of the mortgage loan in a 12-month period; a prepayment charge cannot in any event exceed six months' advance interest on the amount prepaid during the 12-month period in excess of 20% of the original principal amount of the loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.


Proposition 13. Certain of the debt obligations may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, California voters approved an amendment to the California Constitution known as Proposition 13, which added Article XIIIA to the California Constitution. The effect of Article XIIIA was to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues.


Section 1 of Article XIIIA, as amended, limits the maximum ad valorem tax on real property to 1% of full cash value to be collected by the counties and apportioned according to law. The 1% limitation does not apply to ad valorem taxes or special assessments to pay the interest and redemption charges on any bonded indebtedness for the acquisition or improvement of real property approved by two-thirds of the votes cast on the proposition. Section 2 of
Article XIIIA defines "full cash value" to mean "the County Assessor's valuation of real property as shown on the 1975/76 tax bill under `full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The full cash value may be adjusted annually to reflect inflation at a rate not to exceed 2% per year, or reduction in the consumer price index or comparable local data, or reduced in the event of declining property value caused by damage, destruction or other factors.


Legislation enacted by the California Legislature to implement Article XIIIA provides that notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy the maximum tax permitted by Article XIIIA.


Subsequent to the adoption of Proposition 13, the State provided aid to local governments from the General Fund; however, during the recession of the early 1990s, the Legislature eliminated most components of aid to local government entities but provided additional revenue sources, such as sales taxes, and reduced certain mandates for local services. The 2004 Budget Act, related legislation and the enactment of Senate Constitutional Amendment No. 4 dramatically changed the State-local fiscal relationship. These statutory and Constitutional changes implemented an agreement negotiated between the Governor and local government officials (the "state-local agreement") in connection with the 2004 Budget Act. One such change relates to the reduction of the vehicle license fee ("VLF") rate from 2% to 0.65% of the market value of the vehicle. In order to protect local governments, which have previously received all VLF revenues, the reduction in VLF revenue to cities and counties from this rate change was replaced by an increase in the amount of property tax they receive.

As part of the state-local agreement, Senate Constitutional Amendment No. 4 was enacted by the Legislature and subsequently approved by voters as Proposition 1A at the November 2004 election. Proposition 1A amended the State Constitution to, among other things, reduce the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales and VLF revenues as of November 3, 2004. Per the amendment, beginning with fiscal year 2008-09, the State is able to borrow up to 8% of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship, two-thirds of both Houses of the Legislature approve the borrowing and the amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years, and only if previous borrowings have been repaid.


In addition, the State cannot reduce the local sales tax rate or restrict the authority of local governments to impose or change the distribution of the statewide local sales tax. The provisions of Proposition 1A allowing the State to borrow money from local governments from time to time have been suspended by Proposition 22, which permanently prohibits any future such borrowing. Proposition 1A also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. Beginning in fiscal year 2005-06, if the State does not provide funding for the activity that has been determined to be mandated, the requirement on cities, counties or special districts to abide by the mandate will be suspended. In addition, Proposition 1A expanded the definition of what constitutes a mandate to encompass State action that transfers financial responsibility to cities, counties and special districts for a required program for which the State previously had partial or complete responsibility. The State mandate provisions of Proposition 1A do not apply to schools or community colleges or to mandates relating to employee rights.


Proposition 1A further requires the State to reimburse cities, counties, and special districts for mandated costs incurred prior to fiscal year 2004-05 over a term of years. Payment of mandated costs incurred prior to fiscal year 2004-05 are required to begin in fiscal year 2006-07 and to be paid over a term of 15 years.


The 2014 Budget Act suspended 60 mandates subject to Proposition 1A of 2004 for the 2014-15 fiscal year. The total estimated back cost owed on the suspended mandates is approximately $900 million. That amount would be payable if the Legislature had chosen to fund all suspended mandates. The Amended 2009 Budget Act authorized the State to exercise its Proposition 1A borrowing authority. This borrowing generated $1.998 billion that will be used to offset state General Fund costs for a variety of court, health, corrections, and K-12 programs. The enabling legislation also created a securitization mechanism for local governments to sell their right to receive the State's payment obligations to a local government-operated joint powers agency (JPA). This JPA sold bonds in an aggregate amount of approximately $1.9 billion in November 2009 to pay the local agencies their property tax allocations when they otherwise would receive them. Pursuant to Proposition 1A of 2004, the State repaid the local government borrowing in June 2013 to fully retire the outstanding bond obligations to be paid from the General Fund.


Proposition 22. Passed November 2, 2010, this proposition, called the "Local Taxpayer, Public Safety and Transportation Protection Act of 2010," supersedes some parts of Proposition 1A of 2004, prohibits any future action by the State Legislature to take, reallocate or borrow money raised by local governments for local purposes, and prohibits changes in the allocation of property taxes among local governments designed to aid State finances. Proposition 22 supersedes Proposition 1A by prohibiting the State from borrowing sales tax or excise taxes on motor vehicle fuels or changing the allocations of those taxed among local governments except pursuant to specified procedures involving public notices and hearings, although Proposition 1A borrowing done in 2009 is grandfathered. In addition, any law enacted after October 29, 2009 inconsistent with Proposition 22 is repealed under Proposition 22.The inability of the State to borrow or redirect property tax funds reduces the State's flexibility in reaching budget solutions. The State had used these actions for several billion dollars of solutions prior to the enactment of Proposition 22.


Proposition 25. Passed November 2, 2010, pursuant to this proposition, a budget act (or other appropriation bills and "trailer bills" which are part of the budget package) must be approved by a majority vote of each House of the State Legislature. This is a reduction from the requirement for a two-thirds vote. In addition, Proposition 25 permits the

Governor to reduce or eliminate specific line items in a budget act or any bills that amend the Budget Act without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the State Legislature.


Proposition 26. Passed November 2, 2010, this proposition revises provisions in Articles XIIIA and XIIIC of the Constitution dealing with tax increases. The measure specifies that a two-thirds vote of both Houses of the Legislature is required for any increase in any tax on any taxpayer, eliminating the prior practice where a tax increase coupled with a tax reduction could be adopted by a majority vote. It also provides that any increase in a fee beyond the amount needed to provide the specific service or benefit is deemed a tax, thereby requiring a two-thirds vote of approval for passage.


Proposition 58. Shortly after being elected in October 2003, then-Governor Schwarzenegger asked the California Legislature to send to California voters a proposal to amend the California Constitution to impose a spending limit which would require that expenditures not exceed revenues. The Legislature approved this proposal in mid-December 2003, and accordingly the measure appeared on the March 2004 primary ballot. Voters approved the measure, known as Proposition 58, which amended Article XIIIB of the California Constitution. The amendment provided for the following:



1. Required enactment of a balanced budget where General Fund expenditures do not exceed estimated General Fund revenues;


2. Allowed the Governor to proclaim a fiscal emergency in specified circumstances, and submit proposed legislation to address the fiscal emergency;


3. Required the Legislature to stop other action and act on legislation proposed to address the emergency;


4. Established the BSA as a second budgetary reserve;


5. Provided that the California Economic Recovery Bond Act (Proposition 57) is for a single object or work; and


6. Prohibited any future deficit bonds.


Proposition 2. Proposition 2, which revised Proposition 58 requirements, was approved by the voters in 2014 and became effective in fiscal year 2015-16.


Proposition 2 superseded the BSA provisions of Proposition 58, providing for both paying down debt and other long-term liabilities and saving for a rainy day by making specified deposits into the BSA.


In response to the volatility of capital gains revenues and the resulting boom-and-bust budget cycles, Proposition 2 takes into account the State's heavy dependence on the performance of the stock market and the resulting capital gains. Proposition 2:


1. Requires a calculation of capital gains revenues in excess of 8% of General Fund tax revenues that are not required to fund a Proposition 98 increase and requires a calculation of 1.5% of annual General Fund revenues;



2. Requires half of each year's calculated amount for the first 15 years be used to pay specified types of debt or other long-term liabilities and half be deposited into the BSA;



3. Allows the withdrawal of BSA funds only for a disaster or if spending remains at or below the highest level of spending from the past three years;


4. Creates the Public School System Stabilization Account, in which spikes in funding will be saved for future years;


5. Sets the maximum size to be reserved in the BSA at 10% of General Fund revenues; and

6. Requires that the State provide a multiyear budget forecast to help better manage the State's long-term finances.


A number of other laws and constitutional amendments have been enacted over the years, often through voter initiatives, which have, among other things, made it more difficult to raise State taxes, restricted the use of State General Fund or special fund revenues, or otherwise limited the Legislature and Governor's discretion in enacting budgets.


The net State fiscal effects will vary year by year and depend in part on actions of future Legislatures. Reserve provisions may smooth state spending, with reductions during economic expansions and increases during downturns. The balanced budget and debt limitation provisions could result in more immediate actions to correct budgetary shortfalls.


Proposition 62. Approved on November 4, 1986, Proposition 62 further restricted the ability of local governments to raise taxes and allocate approved tax revenues. Several decisions of the California Courts of Appeal have held parts of Proposition 62 unconstitutional. However, the California Supreme Court recently upheld a requirement imposed by Proposition 62 that "special taxes" be approved by two-thirds of the voters voting in an election on the issue. As a result of this decision, other taxes that have been imposed by local governments in the State may be invalidated, and it may become more difficult for local governments to raise taxes.


Proposition 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 education a minimum level of funding (the "Proposition 98 Guarantee"). Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990), guarantees K-14 education the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 education in the prior year, adjusted for changes in State per capita personal income and enrollment ("Test 2"), or (c) a third test, which replaces Test 2 in any year that the percentage growth in per capita General Fund revenues from the prior year plus one half of 1% is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 becomes a "credit" to schools and is paid to them in future years when per capita General Fund revenue growth exceeds per capita personal income growth.



The 2017 Budget Act proposes Proposition 98 funding of $74.5 billion for fiscal year 2017-18, of which $52.6 billion is from the General Fund. The 2017 Budget Act includes a $2.6 billion increase in the General Fund investment in K-14 education compared to the 2016 Budget Act.


Proposition 98 may also create two forms of future obligations for the State General Fund: maintenance factor payments and settle-up payments. Both of these obligations have been created in years leading up to fiscal year 2017-18. The 2017 Budget Act will repay $603 million in settle-up payments, which represent prior years of Proposition 98 underfunding.



Proposition 218. On November 5, 1996, the voters of the State approved Proposition 218, a constitutional initiative, entitled the "Right to Vote on Taxes Act." Proposition 218 further limited the ability of local governments to raise taxes, fees and other exactions. The limitations include requiring a majority vote approval for general local tax increases, prohibiting fees for services in excess of the cost of providing such service, and providing that no fee may be charged for fire, police, or any other service widely available to the public.


OTHER CONSIDERATIONS



A new president was inaugurated on January 20, 2017. The new administration and leaders in Congress have suggested major changes to the Affordable Care Act, Medicaid, trade and immigration policy, and the federal tax structure, as well as other actions. Many of these proposed changes could have detrimental effects on the State's economy and budget. It is not yet clear what those changes will be or when they will take effect.

Following five years of drought conditions, California has experienced rainfall significantly in excess of the average amount of rainfall. The high volume of rain and snowmelt has, among other effects, caused localized flooding in some areas and damage to roads and other infrastructure, including spillways at the Oroville Dam. The President has issued Presidential Disaster Declarations for the winter storms affecting 30 counties across California. At this time the effects of the high volume of rainfall and snowfall are not expected to materially impact the State's economy or budget, and repairs to the Oroville Dam are expected to be paid from sources other than the General Fund. Nevertheless, the State continues to address the potential for future droughts by encouraging water conservation, facilitating water management where possible and providing funding for critical water infrastructure projects.


Substantially all of California is within an active geologic region subject to major seismic activity. Any obligation held by the Fund could be affected by an interruption of revenues due to damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions due to earthquakes. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.



CALIFORNIA TAX CONSIDERATIONS


In any year in which the fund qualifies as a regulated investment company under Subchapter M of the Code and is exempt from federal income tax on the income and gains it distributes to shareholders, the fund will also be relieved of liability for California state franchise and corporate income tax to the extent its earnings are distributed to its shareholders. The fund may be taxed on its undistributed taxable income (including interest income on California municipal securities for franchise tax purposes). If for any year the fund does not qualify for the special tax treatment afforded regulated investment companies, then all of the fund's taxable income may be subject to California state franchise or income tax at regular corporate rates.


If at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company (or series thereof) consists of obligations the interest on which, if held by an individual, is exempt from taxation by California, then the regulated investment company (or series thereof) will be qualified to pay dividends exempt from California personal income tax (hereinafter referred to as "California exempt-interest dividends"). The fund intends to qualify under the above requirements so it can pay California exempt-interest dividends. However, if the fund fails to so qualify, then no part of its dividends to shareholders will be exempt from California personal income tax.


The fund will report, in written statements furnished to shareholders, the portion of the dividends paid by the fund with respect to its taxable year which is exempt from California state personal income tax. Interest on obligations of Puerto Rico and other US possessions, as well as interest on obligations of the State of California or its political subdivisions, may be distributed as California exempt-interest dividends. Distributions from the fund which are attributable to sources other than those described in the preceding sentence generally are taxable to such shareholders as ordinary income. However, distributions derived from interest on US Government obligations, if any, may also be designated by the fund and treated by shareholders as exempt under the California personal income tax provided the 50% requirement of the preceding paragraph is satisfied.


To the extent, if any, dividends paid to shareholders of the fund are derived from the excess of net long-term capital gains over net short-term capital losses, such dividends will not constitute California exempt-interest dividends. Such dividends will generally be taxed as long-term capital gains under rules similar to those regarding the treatment of capital gain dividends for federal income tax purposes; provided that California has not adopted the federal rule that allows a regulated investment company to elect to treat such capital gains as having been distributed even though no capital gain dividend has actually been paid. In the case where the fund makes this election for federal income tax purposes, any such capital gains may be subject to tax at the fund level for California franchise or corporate income tax purposes.


Shares of the fund are not subject to the California property tax.

Interest on indebtedness incurred or continued by shareholders or related parties to purchase or carry shares of the fund is not deductible for California personal income tax purposes. Any loss realized upon the redemption of shares within six months from the date of purchase of such shares and following receipt of a long-term capital gains distribution on such shares is treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption or other disposition of shares may be disallowed under the "wash sale" rules if within a period beginning 30 days before and ending 30 days after the redemption or other disposition, other shares of the fund or other substantially identical stock or securities are acquired.


The foregoing is only a summary of some of the important California state personal income tax considerations generally affecting the fund and its shareholders. No attempt is made to present a detailed explanation of the California state personal income tax treatment of the fund or its shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any fund dividends constituting California exempt-interest dividends is excludable for California state personal income tax only. Any dividends paid to shareholders subject to California state franchise or California state corporate income tax may therefore be taxed as ordinary dividends to such shareholders notwithstanding that all or a portion of dividends is exempt from California state personal income tax. Accordingly, potential investors in the fund, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their tax advisors with respect to the application of such taxes to the receipt of fund dividends and as to their own California state tax situation, in general.


STATE SPECIFIC RISK FACTORS - NEW YORK


Deutsche New York Tax-Free Income Fund normally invests in bonds issued by New York State or its political subdivisions. The fund is therefore subject to various statutory, political and economic factors unique to the state of New York. Discussed below are some of the more significant factors that could affect the ability of the bond issuers to repay interest and principal on New York securities owned by the fund. The information is derived from various public sources, all of which are available to investors generally, and which the fund believes to be accurate.


The following information is subject to change rapidly, substantially, and without notice, and the inclusion of such information herein shall not under any circumstances create any implication that there has been no change in the affairs of the State or its issuers since the date of its preparation. Any such change(s) may adversely affect the State's and applicable issuer's cash flows, expenditures, or revenues, or otherwise negatively impact the State's current or projected financial situation, which in turn could hamper fund performance.


The value of the shares of a fund that primarily invests in the municipal securities of one state may fluctuate more widely than the value of shares of a fund investing in securities relating to a number of different states. The ability of state, county or other local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally.


FINANCIAL DISCLOSURE FOR THE STATE OF NEW YORK



The State of New York's most recently completed fiscal year began on April 1, 2016 and ended on March 31, 2017. The State's new fiscal year began on April 1, 2016. The State legislature approved the budget for the fiscal year, which began on April 1, 2017 and ends on March 31, 2018, on April 10, 2017 (the "Enacted Budget").The disclosure below is based on the Annual Information Statement of the State which was released on June 20, 2017, and the most recent Quarterly Update released on September 26, 2017 (collectively, the "AIS"). The AIS is prepared by the Department of Budget ("DOB") and is available at: budget.ny.us. The AIS has been filed with the Municipal Securities Rulemaking Board (MSRB) through its Electronic Municipal Market Access (Emma) System. An electronic copy of the AIS can be accessed through Emma at emma.msrb.org. The State's audited financial statements for the fiscal year ended March 31, 2017 were released in July 2017. The audited financial statements are prepared by the Office of the State Comptroller ("OSC") and are available at: osc.state.ny.us.


THE NEW YORK STATE ECONOMY

New York State private sector employment growth has continued to decelerate against a backdrop of weak national and global growth. After 10 consecutive quarters of growth above 2 percent, the rate of private job gains fell to 1.9 percent and 1.8 percent in the second and third quarters of 2016, respectively. Preliminary data suggest that fourth quarter growth slowed even further to 1.4 percent. As a result, private sector job growth of 1.4 percent is expected for 2017, following 1.8 percent growth for 2016.


Since the 2016 presidential election, the anticipation of lower personal income tax rates at the Federal level has impacted both public debate and the private behavior of taxpayers, prompting a shifting of bonus payouts and other financial transactions out of calendar year 2016 and into calendar year 2017. Finance and insurance sector bonuses are estimated to have fallen 0.7 percent in Fiscal 2017. However, underlying non-bonus wages are estimated to have grown by 4.3 percent. On balance, total State wages for Fiscal 2017 are estimated to have grown by 3.6 percent.


In contrast to the start of calendar year 2016, the first quarter of 2017 saw strong financial sector revenues. IPOs rebounded, consistent with robust equity market and debt growth, after a significant number of IPOs had been withdrawn during the final quarter of 2016. Finance and insurance sector bonuses are expected to grow by 4.4 percent in Fiscal 2018. Total State wages are expected to grow by 4.3 percent in Fiscal 2018.


The anticipation of a lower capital gains tax rate effective for the 2017 tax year may also have induced taxpayers to defer certain financial transactions from the end of 2016 into the future in order to maximize their tax advantage. DOB now estimates a decline in positive capital gains realizations of 19.4 percent for the 2016 tax year. A moderate rebound in realizations of 12.5 percent is projected for the 2017 tax year.


All of the risks to the U.S. forecast apply to the State forecast as well, although as the nation's financial capital, both the volume of financial market activity and the volatility in equity markets pose a particularly large degree of uncertainty for New York. Under a still evolving regulatory environment, the pattern of Wall Street bonus payouts continues to shift, with payments now more widely dispersed throughout the year. Taxable payouts can represent both current-year awards and deferred payments from prior years, with the deferral ratio itself proving to be unstable. Finally, with Federal tax policy in flux, and taxpayers strategically responding to anticipated changes in tax policy, the uncertainty surrounding the forecast for bonuses and various forms of taxable non-wage income is even further heightened. In particular, should substantial reductions in Federal tax rates for the nation's top income earners be enacted and scheduled to take effect January 1, 2018, yet another round of income shifting could ensue, creating downside risk to income and tax revenue estimates related to the 2017 tax year.


New York is the fourth most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education, and health services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. All of the risks to the U.S. economy apply to the State forecast as well, although as the nation's financial capital, the volume of financial market activity and equity market volatility pose a particularly large degree of uncertainty for New York.



Manufacturing: Manufacturing employment continues to decline as a share of total State employment, as in most other states, and as a result New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate region, which hosts high concentrations of manufacturers of transportation and other types of equipment.


Trade, Transportation, and Utilities: As defined under the North American Industry Classification System (NAICS), the trade, transportation, and utilities supersector accounts for the second largest component of State nonagricultural employment, but only the fifth largest when measured by wage share. This sector accounts for proportionally less employment and wages for the State than for the nation as a whole.

Financial Activities: New York City is the nation's leading center for banking and finance and, as a result, this is a far more important sector for the State than for the nation as a whole. Although this sector accounts for less than one-tenth of all nonagricultural jobs in the State, it contributes more than one-fifth of total wages.


Other Service Sectors: The remaining service-producing sectors include information, professional and business services, private education and healthcare, leisure and hospitality services, and other services. These industries combined account for half of all nonagricultural jobs in New York. Information, education and health, and other services account for a higher proportion of total State employment than for the nation as a whole.


Agriculture: Farming is an important part of the economy in rural areas, although it constitutes only about 0.2 percent of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation's leaders in the production of these commodities.


Government: Federal, State, and local governments together comprise the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of about 40 percent of total State and local government employment.



FISCAL 2017 RESULTS (AUDITED)



The following overview is qualified in its entirety by the State's audited financial statements and related disclosure available on the OSC website at osc.state.ny.us.



Governmental entities are required by GAAP to report on their net position. The Statement of Net Position presents the value of all of New York State's assets and deferred outflows of resources, and liabilities and deferred inflows of resources, with the difference between them reported as net position. Over time, increases or decreases in net position may serve as a useful indicator of changes in a government's financial position. The State reported net position of $28.9 billion, comprised of $7.23 billion in net investment in capital assets, and $7.6 billion in restricted net position, offset by an unrestricted net position deficit of $51 billion.


Net position reported for governmental activities decreased by $4 billion, decreasing to $28.6 billion from $32.5 billion last fiscal year. Unrestricted net position for governmental activities-the part of net position that can be used to finance day-to-day operations without constraints established by debt covenants, enabling legislation, or other legal requirements-had a deficit of $45.6 billion at March 31, 2017.


The net position deficit in unrestricted governmental activities, which increased by $4.7 billion in 2017, exists primarily because the State has issued debt for purposes not resulting in a capital asset related to State governmental activities and the obligation related to other post employment benefits ($17.3 billion). Such outstanding debt included: securitizing the State's future tobacco settlement receipts ($660 million); eliminating the need for seasonal borrowing by the LGAC ($1.8 billion); and borrowing for local highway and bridge projects ($4.1 billion), local mass transit projects ($1.5 billion), and a wide variety of grants and other expenditures not resulting in State capital assets ($12.7 billion). This deficit in unrestricted net position of governmental activities can be expected to continue for as long as the State continues to have obligations outstanding for purposes other than the acquisition of State governmental capital assets.


The net position for business-type activities increased by $107 million (47.6 percent) to $332 million in 2017 as compared to $225 million in 2016. The increase in net position for business-type activities was due to employer contributions and other revenue exceeding unemployment benefit payments for the Unemployment Insurance Fund ($768 million). This was partially offset by: SUNY expenses exceeding revenues and State support ($537 million); CUNY Senior College expenses exceeding revenues and State support ($88 million); and Lottery education aid transfers exceeding net income ($36 million).


In fiscal year 2017, the State's total expenses for governmental activities of $153.5 billion exceeded its total revenues of $151.8 billion by $1.7 billion. However, the amount that State taxpayers ultimately financed for activities through State taxes and other State revenues was $75.1 billion. Overall, the State's governmental program revenues, including intergovernmental aid, fees for services and capital grants, were $76.7 billion in 2017. The State paid for the remaining "public benefit" portion of governmental activities with $73.4 billion in taxes and $1.7 billion in other revenues, including investment earnings. Additionally, $250 million was available as a special item from the State Insurance Fund (SIF) reserve release.


The cost of all business-type activities this year was $23.7 billion, an increase of $857 million as compared to $22.8 billion in 2016. Increases in SUNY hospitals and clinics, educational and general, and other operating and non-operating expenses, along with increases in CUNY Senior Colleges educational and general and other operating and non-operating expenses, and Lottery operating and non-operating expenses, were partially offset by decreases in unemployment benefit payments for the Unemployment Insurance Fund. The amount reported as transfers that governmental activities ultimately financed for business-type activities was $2.8 billion after activity costs were paid by those directly benefitting from the programs ($14.6 billion) and after grants and contributions ($5.8 billion). The decrease in revenues from charges for services ($218 million) was primarily caused by a decrease in SUNY hospitals and clinics revenue. The decrease in revenues from operating grants and contributions was primarily due to the decrease in employer contributions into the Unemployment Insurance Fund.


The State uses fund accounting to ensure and demonstrate compliance with legal and finance-related requirements. As the State completed the fiscal year, its governmental funds reported a combined fund balance of $11.2 billion. Included in this year's total change in fund balance is a deficit of $2.8 billion in the State's General Fund, resulting from expenditures exceeding revenues by $13.7 billion, which was offset by other financing sources of $10.6 billion and a special item for the State Insurance Fund reserve release of $250 million to the General Fund. The General Fund reported increases in personal income taxes ($390 million), consumption and use taxes ($219 million) and other taxes ($417 million). Compared to the prior fiscal year, personal income tax revenue increased due to greater income tax withholdings and estimated tax payments. The decrease in business taxes is due to shortfalls in audit collection and cash payments associated with final tax year 2015 returns. Total General Fund revenues increased $119 million while expenditures increased $1.7 billion. Local assistance expenditures increased by nearly $1.2 billion due primarily to the timing of education assistance expenditures, transportation, public health and public welfare expenditures. State operations expenditures increased $515 million due to increasingly higher contributions to pensions and rising health care premiums. The State ended the 2016-17 fiscal year with a General Fund accumulated fund balance of $2.3 billion.


General Fund exceeded receipts by $1.2 billion in 2016-17, primarily reflecting the planned use of monetary settlements to support capital spending and reserves set aside for labor contracts. The General Fund ended the fiscal year with a closing cash fund balance of $7.7 billion, which consisted of approximately $1.8 billion in the State's rainy day reserve funds ($1.3 billion in the Tax Stabilization Reserve Account and $540 million in the Rainy Day Reserve Fund), $63 million in the Community Projects Fund, $21 million in the Contingency Reserve Fund, and $5.9 billion in the Refund Reserve Account.


Total General Fund receipts for the year (including transfers from other funds) were approximately $66.9 billion. Total General Fund disbursements for the year (including transfers to other funds) were approximately $68.1 billion. Net operating results were $1.7 billion more favorable than anticipated in the original financial plan, with the original plan projecting a net operating deficit of $2.9 billion. Total receipts and transfers from other funds exceeded original financial plan estimates by $2.1 billion and total disbursements and transfers to other funds were less than original financial plan estimates by $3.8 billion.


Personal Income Tax receipts were $1.3 billion below initial projections, due to underlying weakness in estimated payments and withholding growth. Business tax receipts were $989 million below initial projections, due to shortfalls in both audit collections and cash payments associated with tax year 2015 final returns. The lower receipts were partly offset by higher-than-estimated estate tax collections related to stronger-than-anticipated growth in household net worth. Miscellaneous receipts were $1 billion higher than the original projections, due almost entirely to additional monetary settlement collections not anticipated in the initial budget for Fiscal 2017.

Lower than projected disbursements reflected lower-than-anticipated transfers to capital projects and underspending across a number of local assistance programs. Lower than projected disbursements for local assistance primarily reflected the use of available fund balance from the Health Care Reform Act
(HCRA) Resources Fund to finance State share Medicaid spending, a result driven primarily by strong results in HCRA surcharge and covered lives revenue collections, augmented by underspending in a number of different program areas. Transfers to capital projects funds were lower than initially planned, primarily due to significant levels of under-spending across a number of capital program areas as the progression of certain projects occurred at slower pace than initially anticipated, as well as substantial revisions to recognize the utilization of other financing sources for capital projects spending.


Net operating results were $0.5 billion more favorable than anticipated in the final financial plan, with the final financial plan projecting a net operating deficit of $1.7 billion. Total receipts and disbursements were lower than the final financial plan estimates (by $1.1 billion and $1.6 billion, respectively). Lower receipts were primarily due to lower than expected business tax receipts related to lower corporate franchise taxes and lower transfers to other funds due to timing associated with the availability of fund balances. Lower than projected total disbursements occurred primarily as a result of lower than planned transfers to the Capital Projects Fund, as well as lower spending for local assistance and agency operations.


As of 2017, the State has $104.8 billion invested in a broad range of capital assets, including equipment, buildings, construction in progress, land preparation and infrastructure, which primarily includes roads and bridges. This amount represents a net increase of $2.4 billion over last year.


The State's 2017-18 fiscal year capital budget calls for it to spend $13.8 billion for capital projects, of which $6.1 billion is for transportation projects. To pay for these capital projects, the State plans to use $990 million in general obligation bond proceeds, $6.3 billion in other financing arrangements with public authorities, $1.8 billion in Federal funds, and $4.7 billion in funds on hand or received during the year.


The State has obtained long-term financing in the form of voter-approved General Obligation debt (voter-approved debt) and other obligations that are authorized by legislation but not approved by the voters (non-voter-approved debt), including lease/purchase and contractual obligations where the State's legal obligation to make payments is subject to and paid from annual appropriations made by the Legislature or from assignment of revenue in the case of Tobacco Settlement Revenue Bonds. Equipment capital leases and mortgage loan commitments, which represent $542 million as of March 31, 2017, do not require legislative or voter approval. Other obligations include certain bonds issued through State public authorities and certificates of participation. The State administers its long-term financing needs as a single portfolio of State-supported debt that includes general obligation bonds and other obligations of both its governmental activities and business-type activities. Most of the debt reported under business-type activities, all of which was issued for capital assets used in those activities, is supported by payments from resources generated by the State's governmental activities-thus it is not expected to be repaid from resources generated by business-type activities. The State Finance Law allows the bonded portion of this single combined debt portfolio, which includes debt reported in both governmental and business-type activities, to include debt instruments which result in a net variable rate exposure in an amount that does not exceed 15 percent of total outstanding State-supported debt, and interest rate exchange agreements (swaps) that do not exceed 15 percent of total outstanding State-supported debt. At March 31, 2017, the State had $173 million in State-supported (net) variable rate bonds outstanding and $1.7 billion in interest rate exchange agreements, in which the State issues variable rate bonds and enters into a swap agreement that effectively converts the rate to a fixed rate.


At March 31, 2017, variable rate bonds, net of those subject to the fixed rate swaps, were equal to 0.3 percent of the State-supported debt portfolio. Variable rate bonds that were converted to a synthetic fixed rate through swap agreements of $1.7 billion were equal to 3.4 percent of the total State-supported debt portfolio. As of March 31, 2017, the State had $56.2 billion in bonds, notes, and other financing agreements outstanding compared with $56.7 billion in the prior year, a decrease of $518 million.

In addition, the State reported $1.4 billion for collateralized borrowings ($378 million in government activities and $985 million in business-type activities) for which specific revenues have been pledged. In Fiscal 2016, the State reported $838 million for collateralized borrowings ($401 million in governmental activities and $437 million in business-type activities).


During Fiscal 2017, the State issued $6.1 billion in bonds of which $2.3 billion was for refunding and $3.8 billion was for new borrowing.


The State's assigned general obligation bond ratings on March 31, 2017 were as follows: AA+ by Kroll Bond Rating Agency, Inc., AA+ by Standard & Poor's Investor Services (S&P), Aa1 by Moody's Investor Service, Inc., and AA+ by Fitch Investor Service. The State Constitution, with exceptions for emergencies, limits the amount of general obligation bonds that can be issued to that amount approved by the voters for a single work or purpose in a general election. Currently, the State has $2.7 billion in authorized but unissued bond capacity that can be used to issue bonds for specifically approved purposes. The State may issue short-term debt without voter approval in anticipation of the receipt of taxes and revenues or proceeds from duly authorized but not issued general obligation bonds.



The State Finance Law, through the Debt Reform Act of 2000 (the Act), also imposes phased-in caps on the issuance of new State-supported debt and related debt service costs. The Act also limits the use of debt to capital works and purposes, and establishes a maximum length of term for repayment of 30 years. The Act applies to all State-supported debt. The Act does not apply to debt issued prior to April 1, 2000 or to other obligations issued by public authorities where the State is not the direct obligor.



NEW YORK STATE FINANCIAL PLAN



Budgetary and Accounting Practices. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except for those required by law to be accounted for in another fund. It is the State's largest single fund and receives most State taxes and other resources not dedicated to particular purposes. General Fund monies are also transferred to other funds, primarily to support certain State share Medicaid payments, capital projects and debt service payments in other fund types.


In the cash basis of accounting, the State defines a balanced budget in the General Fund as (a) the ability to make all planned payments anticipated in the Financial Plan, including tax refunds, without the issuance of deficit bonds or notes or extraordinary cash management actions, (b) the restoration of the balances in the Tax Stabilization Reserve and Rainy Day Reserve (together, the "rainy day reserves") to a level equal to or greater than the level at the start of the fiscal year, and (c) maintenance of other designated balances, as required by law.


Fund types of the State include: the General Fund; State Special Revenue Funds, which receive certain dedicated taxes, fees and other revenues that are used for a specified purpose; Federal Special Revenue Funds, which receive certain Federal grants; Capital Projects Funds, which account for costs incurred in the construction and rehabilitation of roads, bridges, prisons, university facilities, and other infrastructure projects; and Debt Service Funds, which account for the payment of principal, interest, and related expenses for debt issued by the State and its public authorities.


The State's General Fund receives the majority of State taxes and all income not earmarked for a particular program or activity. State law requires the Governor to submit, and the Legislature to enact, a budget that is balanced on a cash-basis of accounting. The State Constitution and State Finance Law do not provide a precise definition of budget balance. In practice, the General Fund is considered balanced on a cash basis of accounting if sufficient resources are, or are expected to be, available during the fiscal year for the State to
(a) make all planned payments, including personal income tax refunds, without the issuance of deficit notes or bonds or extraordinary cash management actions, (b) restore the balances in the Tax Stabilization Reserve and Rainy Day Reserve to levels at or above the levels on deposit when the fiscal year began, and (c) maintain other reserves, as required by law.

The General Fund is the sole financing source for the School Tax Relief ("STAR") Fund. In addition, the General Fund is typically the financing source of last resort for the State's other major funds, including the Health Care Reform Act (HCRA) funds, the Dedicated Highway and Bridge Trust Fund (DHBTF), and the Lottery Fund. Therefore, the General Fund projections account for any estimated funding shortfalls in these funds. Since the General Fund is the fund that is required to be balanced, the focus of the State's budgetary and gap-closing discussion is generally weighted toward the General Fund.


State Operating Funds is a broader measure of spending for operations (as distinct from capital purposes) that is financed with State resources. It includes not only the General Fund, but also State-financed special revenue funds and debt service funds. It excludes spending from capital project funds and Federal funds. The State Operating Funds perspective is primarily intended as a measure of State-financed spending.



The State also reports disbursements and receipts activity for All Governmental Funds (All Funds), which includes spending from Capital Projects Funds and State and Federal operating funds, providing the most comprehensive view of the cash-basis financial operations of the State. The State accounts for receipts and disbursements by the fund in which the activity takes place (such as the General Fund), and the broad category or purpose of that activity (such as State Operations).


Fund types of the State include: the General Fund; State Special Revenue Funds, which receive certain dedicated taxes, fees and other revenues that are used for specified purposes; Federal Special Revenue Funds, which receive certain Federal grants; State and Federal Capital Projects Funds, which account for costs incurred in the construction, maintenance and rehabilitation of roads, bridges, prisons, university facilities, and other infrastructure projects; and Debt Service Funds, which account for the payment of principal, interest, and related expenses for debt issued by the State and on the State's behalf by its public authorities.


FISCAL 2017 RESULTS (FINANCIAL PLAN)


The State ended Fiscal 2017 with a General Fund cash balance of $7.7 billion, including the extraordinary settlements from litigation. Excluding Extraordinary Monetary Settlements, the State ended Fiscal 2017 in balance on a General Fund basis. Disbursements exceeded receipts by $220 million, which was funded by the planned use of reserves set aside for labor contracts ($140 million), resources carried in from Fiscal 2016 ($73 million), and use of Community Projects Fund resources to support spending reappropriated from that subfund within the General Fund ($7 million).


Excluding Extraordinary Monetary Settlements, the State ended Fiscal 2017 in balance on a General Fund basis. Disbursements exceeded receipts by $220 million, which was funded by the planned use of reserves set aside for labor contracts ($140 million), resources carried in from Fiscal 2016 ($73 million), and use of Community Projects Fund resources to support spending reappropriated from that subfund within the General Fund ($7 million).


General Fund receipts, including transfers from other funds, totaled $65.7 billion or $1.1 billion lower than the Revised Fiscal 2017 Estimate. The variance was mainly due to lower business tax collections ($810 million) resulting from shortfalls in audit collections and cash payments associated with final tax year 2015 returns. PIT receipts, including transfers after payment of debt service on State PIT Revenue Bonds, were $115 million higher than the Revised Fiscal 2017 Estimate, reflecting lower refunds and STAR deposits, partially offset by lower withholding and final returns.


General Fund non-tax receipts and transfers to the General Fund from other funding sources were $390 million below the Revised Fiscal 2017 Estimate. Several transfers from other funds, initially planned for the end of Fiscal 2017, were not actually needed for operating purposes in Fiscal 2017, and these transfers to the General Fund are now scheduled for Fiscal 2018.


General Fund disbursements, including transfers to other funds, totaled $66 billion in Fiscal 2017, a decrease of $1.1 billion from the Revised Fiscal 2017 Estimate. The lower spending in both local assistance and agency operations was due in large part to the cautious estimation of General Fund expenses. In local assistance, disbursements for higher education, community school grant programs, and a range of other programs fell below planned levels.

In agency operations, including fringe benefits and fixed costs, lower spending occurred across many agencies with the most significant variance in DOH.


Transfers to capital projects funds were lower than estimated, reflecting both the pace of capital projects spending and the use of bond proceeds to reimburse first-instance capital spending.


In comparison to the AIS Update dated March 7, 2017, the State paid an additional $210 million in debt service that was due in Fiscal 2018. The pre-payments are reflected in the totals for tax receipts. The payment of Fiscal 2018 expenses during Fiscal 2017 totaled $490 million.


Excluding Extraordinary Monetary Settlements, the State ended Fiscal 2017 with a General Fund closing balance of $2.4 billion. The balance consists of $1.8 billion in the State's Rainy Day Funds, $56 million in the Community Projects Fund, and $21 million in the Contingency Reserve Fund. In addition, the balance included $500 million set aside for debt management, $25 million for costs of retroactive labor agreements, and an undesignated balance of $14 million.


The closing balance, excluding Extraordinary Monetary Settlements, was $42 million higher than the Revised Fiscal 2017 Estimate. This change reflects $25 million for Fiscal 2017 salary payments for Management/Confidential (M/C) employees that did not occur in Fiscal 2017 but will now be paid in the first quarter of Fiscal 2018, $14 million from delays of certain payments, and $3 million more in the Community Projects Fund due to lower spending.


From Fiscal 2015 through Fiscal 2018, DOB estimates that the State will have received a total of $9.9 billion in Extraordinary Monetary Settlements for violations of New York State laws by major financial and other institutions. The following table lists the Extraordinary Monetary Settlements by firm and amount. Note that the Enacted Budget Financial Plan does not reflect the May 24, 2017 consent order between the State Department of Financial Services (DFS) and BNP Paribas S.A. and BNP Paribas S.A. New York Branch (together "BNPP"), pursuant to which BNPP has paid a $350 million civil monetary penalty to DFS pursuant to Banking Law Section 44 for engaging in improper, unsafe and unsound conduct, in violation of New York State laws and regulations, that included collusive conduct, improper exchange of information, manipulation of the price at which daily benchmark rates were set, and misleading customers.


Consistent with the Executive's intention to use the majority of Extraordinary Monetary Settlements to fund capital investments and nonrecurring expenditures, the Enacted Budget authorizes the transfer/use of $5.4 billion in remaining resources from Extraordinary Monetary Settlements over a five-year period, in addition to $4.5 billion used as of the close of Fiscal 2017.


Since Fiscal 2015, DOB estimates the State has received, or expects to receive, nearly $10 billion in Extraordinary Monetary Settlements for violations of State laws by major financial and other institutions. A total of $7.7 billion is expected to finance various purposes from capital appropriations, including operating activities associated with the maintenance, protection, preservation, and operation of capital assets. Another $2.2 billion is or will be used for, other purposes, including resolution of Federal OPWDD disallowances in Fiscal 2016; funding for retroactive labor costs, General Fund operations, and costs of the Department of Law's Litigation Services Bureau.


FISCAL 2018 ENACTED FINANCIAL PLAN


Budget Negotiations and Subsequent Events. In developing the Executive Budget proposal for Fiscal 2018, DOB estimated that the State faced a budget gap of $3.5 billion for Fiscal 2018. Budget gaps represent the difference between (a) the projected General Fund disbursements, including transfers to other funds, needed to maintain anticipated service levels and specific commitments, and (b) the expected level of resources to pay for them. The estimates are based on a number of assumptions and projections developed by the DOB in consultation with other State agencies.


The Governor submitted the Fiscal 2018 Executive Budget proposal to the Legislature on January 17, 2017, and amendments to it on February 16, 2017 (the "Executive Budget"), as permitted by law. DOB estimated that, if enacted without modification, the Executive Budget proposal would have provided for balanced operations in the General Fund, as required by law, and limited annual spending growth in State Operating Funds to less than 2 percent, consistent with the spending benchmark established by the current administration.

The Legislature completed action on the appropriations and accompanying legislation that comprise the Fiscal 2018 Enacted Budget (the "Enacted Budget") on April 9, 2017. Consistent with past practice, the Legislature enacted the annual debt service appropriations in advance of the other appropriations (the debt service appropriations were passed on March 28, 2017). The Governor completed his review of all Fiscal 2018 budget bills, including exercising his line-item veto of certain appropriations added by the Legislature, on April 20, 2017.


During budget negotiations, the Executive and Legislature agreed to $718 million in General Fund additions, spending restorations, and tax law changes to the Executive Budget proposal. The Enacted Budget agreement added $272 million in Foundation Aid funding for School Aid above the Executive proposal (a net increase of $86 million on a State Fiscal Year basis)5, bringing the annual Foundation Aid increase to $700 million. Other spending additions of $304 million were approved to fund a range of purposes, including education, higher education, and human services, as well as a wage increase for direct care and clinical care workers. Executive cost containment proposals that were not approved added $157 million in costs in Fiscal 2018. Lastly, several tax and revenue proposals were not approved or were modified in a manner that will yield less revenue than proposed, reducing the available resources by $171 million in Fiscal 2018.


The Enacted Budget includes, among others, the following Executive initiatives: a new scholarship program to allow families and individuals earning up to $125,000 per year to attend college tuition-free at all public universities in New York State (Excelsior Scholarship); juvenile justice reform, which raises, over a period of time, the age of criminal responsibility for juveniles from 16 to 18; and reforms to the State's indigent criminal defense system. In addition, both the current top income tax rate (proposed to be extended for three years in the Executive Budget), and the cap on charitable deductions made by high-income taxpayers (proposed to be made permanent in the Executive Budget), were extended for two years as part of the Enacted Budget.


DOB estimates that the Enacted Budget is balanced on a cash basis in the General Fund, as required by law, and limits the expected annual growth in State Operating Funds spending to 2 percent, consistent with the spending benchmark. The Enacted Budget projections reflect the changes to the Executive Budget proposal made during negotiations, updated data on economic activity and tax receipts, and operating results for Fiscal 2017.


New Costs and Resource Reductions. Based on its review of March and April 2017 tax collections, DOB has lowered its estimates for tax receipts in each fiscal year of the multi-year financial plan by approximately $1.5 billion compared to the Executive Budget Financial Plan. The downward revisions, which are concentrated in PIT and business tax receipts, appear to be due in large part to taxpayer behavior in response to real and potential changes in State and Federal tax law. For PIT collections, which have been reduced by $1.3 billion6 in Fiscal 2018, taxpayers and employers appear to have been anticipating that the Federal government will lower personal income tax rates in 2017, prompting a shift of capital gains from 2016 to 2017. It now appears that the extent of that shift likely exceeded DOB's estimates in the Executive Budget Financial Plan. For business tax collections, which have been reduced by $237 million in Fiscal 2018, it appears that taxpayers responded to the State corporate tax reforms enacted in 2014 by overpaying their tax liability in calendar year 2015 to avoid future penalties, and are now reconciling the amounts owed by reducing payments in calendar years 2016 and 2017. As described later in this AIS, the potential for major changes in Federal tax and expenditure policy will continue to present risks to the State's economic and receipts forecasts.


In addition to tax receipts, DOB has updated its calculation of the amounts due to the General Fund from other funds for fringe benefit costs. This recalculation, which is based on Fiscal 2017 experience, results in higher General Fund fringe benefit costs of $34 million in Fiscal 2018 and roughly $60 million in each fiscal year thereafter.


New Savings and Resources. The Enacted Budget Financial Plan includes savings and resources in Fiscal 2018 that DOB estimates will be sufficient both to fund the negotiated additions and restorations to the budget, and fully cover the new costs described above. Savings (as compared to the Executive Budget Financial Plan) include downward re-estimates to Fiscal 2018 disbursements in most Enacted Budget Financial Plan categories based on a review of Fiscal 2017 operating results, and the use of available resources accumulated in, and carried forward from, prior years. Specifically, local assistance aid claims for STAR, TAP and various other programs in Fiscal 2017 were lower than expected, and this trend is expected to continue in Fiscal 2018; debt service costs are expected to be reduced from refundings and other portfolio management; transfers to other funds will be reduced, reflecting the use of available bond proceeds to reimburse first-instance capital spending from prior years; and transfers from other funds will be increased, reflecting the use of balances programmed but not needed for General Fund purposes in prior years. In addition, General Fund disbursements, which are calculated using conservative estimates to create an informal reserve against risks, have been adjusted downward across Enacted Budget Financial Plan categories.


Other resources for Fiscal 2018 include the General Fund use of $461 million in cash from Extraordinary Monetary Settlements that had not been appropriated for new commitments in the Enacted Budget and savings from the payment of Fiscal 2018 expenses in Fiscal 2017 beyond the level assumed in the Executive Budget Financial Plan ($210 million).


Fiscal 2018 Closing Balance. DOB expects the State to end Fiscal 2018 with a General Fund balance of $6.4 billion, including Extraordinary Monetary Settlement funds, a decrease of $1.4 billion from Fiscal 2017 results. The planned transfer of Extraordinary Monetary Settlements to capital projects funds is the main cause for the expected decrease in fund balance. DOB intends to transfer Extraordinary Monetary Settlements on an as-needed basis over the next five years as spending occurs from the capital projects funds where the activity funded from Extraordinary Monetary Settlements is appropriated.7 In addition, the Enacted Budget Financial Plan reflects the use of $461 million in cash from Extraordinary Monetary Settlements that was not appropriated in the Enacted Budget to address the shortfall in current-year tax receipts. This amount includes $150 million that the Executive Budget Financial Plan had earmarked for a possible deposit to the rainy day reserves, fiscal conditions permitting.


The State's general reserves (consisting of the State's rainy day reserves, the contingency reserve, and the fund balances set aside for debt management and labor costs) are expected to total $2.5 billion at the end of Fiscal 2018.


DOB expects the State will have sufficient liquidity in Fiscal 2018 to make all planned payments as they become due. The State continues to reserve General Fund resources on a quarterly basis for debt service payments. Money to pay debt service on bonds secured by dedicated receipts, including PIT bonds and Sales Tax bonds, continues to be set aside as required by law and bond covenants.


The Federal government may enact budgetary changes or take other actions that adversely affect State finances. State legislation approved with the Enacted Budget sets forth a process by which the State would manage significant reductions in Federal aid in the event that they should occur during Fiscal 2018. Specifically, the legislation directs the Budget Director to prepare a corrective action plan for consideration by the Legislature in the event that
(a) Federal aid for Medicaid is reduced by $850 million or more or (b) Federal aid for all other programs is reduced by $850 million or more. Each limit is triggered separately and is not additive. The legislation requires that the corrective action plan uniformly reduce appropriations and cash disbursements in the General Fund and State special revenue funds. Upon receipt of the plan, the Legislature has 90 days to adopt a corrective action plan by concurrent resolution, or the plan submitted by the Budget Director would take effect automatically.


In addition, the Enacted Budget includes legislation creating a Retiree Health Benefit Trust Fund (the "Trust Fund") that authorizes the State to reserve money for the payment of health benefits of retired employees and their dependents. Under the legislation, the State may deposit cash in an amount not to exceed 0.5 percent of the total Other Post-Employment Benefits (OPEB) liability, as updated (the OPEB liability as of Fiscal 2016 year-end is calculated at $63.4 billion for the State and $14.4 billion for the State University of New York (SUNY)). The Enacted Budget Financial Plan does not include any deposits to the Trust Fund.


DOB estimates that the Enacted Budget Financial Plan provides for balanced operations in the General Fund in Fiscal 2018. Excluding Extraordinary Monetary Settlement funds, estimated General Fund disbursements exceed receipts by $516 million. The difference is financed by the use of Extraordinary Monetary Settlements that were not appropriated in the Enacted Budget ($461 million), reserves set aside in Fiscal 2017 to fund new labor contracts ($25 million), resources carried in from Fiscal 2016 ($14 million), and Community Projects Fund resources ($16 million).


Financial Plan Risks and Special Considerations

Many complex political, social, and economic forces influence the State's economy and finances, many of which are outside the ability of the State to control. DOB believes that the projections of receipts and disbursements in the Updated Financial Plan are based on reasonable assumptions, but there can be no assurance that actual results will not differ materially and adversely from these projections. In certain fiscal years, actual receipts collections have fallen substantially below the levels forecasted. In addition, projections in future years are based on the assumption that annual growth in State Operating Funds spending will be limited to 2 percent, and that all savings that result from the 2 percent limit will be made available to the General Fund.



DOB routinely executes cash management actions to manage the State's large and complex budget. These actions are intended for a variety of purposes that include improving the State's cash flow, managing resources within and across fiscal years, assisting in adherence to spending targets and better positioning the State to address future risks and unanticipated costs, such as economic downturns, unexpected revenue deterioration and unplanned expenditures. As such, the State regularly makes certain payments above those initially planned to maintain budget flexibility. All payments made above the planned amount are reflected in the year they occur and adhere to the limit of the State's 2 percent spending benchmark.


The Updated Financial Plan is based on numerous assumptions, including the condition of the State and national economies and the concomitant receipt of economically sensitive tax receipts in the amounts projected. Other uncertainties and risks concerning the economic and receipts forecasts include the impact of: national and international events such as ongoing instability in the Euro Zone; changes in consumer confidence, oil supplies and oil prices; major terrorist events, hostilities or war; climate change and extreme weather events; Federal statutory and regulatory changes concerning financial sector activities; changes concerning the structure of financial sector bonus payouts, as well as any future legislation governing the structure of compensation; shifts in monetary policy affecting interest rates and the financial markets; financial and real estate market developments which may adversely affect bonus income and capital gains realizations; the effect of household debt reduction on consumer spending and State tax collections; and the outcome of litigation and other claims affecting the State.


The Updated Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors: wage and benefit increases for State employees that exceed projected annual costs; changes in the size of the State's workforce; the realization of the projected rate of return for pension fund assets and current assumptions with respect to wages for State employees affecting the State's required pension fund contributions; the willingness and ability of the Federal government to provide the aid reflected in the Updated Financial Plan; the ability of the State to implement cost reduction initiatives, including the reduction in State agency operations, and the success with which the State controls expenditures; and the ability of the State and its public authorities to market securities successfully in the public credit markets. Some of these specific issues are described in more detail in the Updated Financial Plan. The projections and assumptions contained in the Updated Financial Plan are subject to revision which may involve substantial change. No assurance can be given that these estimates and projections, which include actions the State expects to be taken but which are not within the State's control, will be realized.


There can be no assurance that the State's financial position will not change materially and adversely from DOB's current projections. If this were to occur, the State would be required to take additional gap-closing actions. These may include, but are not limited to, additional reductions in State agency operations; delays or reductions in payments to local governments and other recipients of State aid; delays in or suspension of capital maintenance and construction; extraordinary financing of operating expenses; or other measures. In some cases, the ability of the State to implement these actions requires the approval of the Legislature and cannot be implemented solely by action of the Governor.



The Updated Financial Plan projections for later years generally assume that School Aid and Medicaid disbursements will be limited to the annual growth in New York State personal income and the ten-year average growth in the medical care component of the Consumer Price Index, respectively. However, in School Year 2019, School Aid is projected to increase by 4.3 percent, a level $100 million higher than the estimated 3.9 percent growth in personal income. In addition, since Fiscal 2014, the State has annually authorized spending for School Aid to increase above the personal income growth index; in Fiscal 2018, the Enacted Budget Financial Plan reflects a 4.2 percent School Aid increase, compared to the 3.9 percent growth in the index.

State law grants the Commissioner of Health certain powers and authority to maintain Medicaid spending levels assumed in the Updated Financial Plan. Over the past six years, DOH State Funds Medicaid spending levels have been maintained at or below indexed levels, without requiring the Commissioner to exercise this authority. However, Medicaid program spending is sensitive to a number of factors including fluctuations in economic conditions, which may increase caseload. The Commissioner's powers are intended to limit the rate of annual growth in DOH State Funds Medicaid spending to the levels estimated for the current fiscal year, through actions which may include reducing rates to providers. However, these actions may be dependent upon timely Federal approvals and other elements of the program that govern implementation. It should further be noted that the Medicaid Cap, which is indexed to historical CPI Medical trends, applies to State Operating Funds and therefore General Fund spending remains sensitive to revenue performance in the State's HCRA fund (which finances approximately one-quarter of the DOH State-share costs of Medicaid).



The Updated Financial Plan forecast contains specific transaction risks and other uncertainties including, but not limited to, the receipt of certain payments from public authorities; the receipt of miscellaneous revenues at the levels expected in the Updated Financial Plan, including revenues associated with gaming activity in the State; and the achievement of cost-saving measures including, but not limited to, the transfer of available fund balances to the General Fund at the levels currently projected. Such risks and uncertainties, if they were to materialize, could have an adverse impact on the Updated Financial Plan in the current year or future years.


In developing the Updated Financial Plan, DOB attempts to mitigate the financial risks from volatility, litigation, and unexpected costs, with a particular emphasis on the General Fund. It does this by, among other things, calculating total General Fund disbursements cautiously (i.e., to a level they are unlikely to reach) and managing the accumulation of financial resources that can be used to offset new costs (including, but not limited to, fund balances not needed in a given year, acceleration of tax refunds above the level budgeted in a given year, and prepayment of expenses). There can be no assurance that the tools available to mitigate risks are sufficient to address risks that may materialize in a given fiscal year.



Federal Issues. The State receives a substantial amount of Federal aid for health care, education, transportation and other governmental purposes, as well as Federal funding to address response to and recovery from severe weather events and other disasters. Many of the policies that drive this Federal aid are subject to change under the current presidential administration and Congress. Current financial projections concerning Federal aid, and the assumptions on which they rely, are subject to revision in future financial updates as a result of changes in Federal policy.


The Federal government may enact budgetary changes or take other actions that adversely affect State finances. State legislation approved with the Fiscal 2018 Enacted Budget sets forth a process by which the State would manage significant reductions in Federal aid during Fiscal 2018 should they arise. Specifically, the legislation requires the Budget Director to prepare a plan for consideration by the Legislature in the event that Federal budget or continuing resolutions in force for Federal fiscal years 2017 or 2018, or both, or Federal statutory or regulatory changes: (i) reduce Federal financial participation in Medicaid funding to New York State or its subdivisions by $850 million or more; or (ii) reduce Federal financial participation or other Federal aid in funding to New York State that affects the State Operating Funds financial plan by $850 million or more, exclusive of any cuts to Medicaid. Each limit is triggered separately and is not additive. The plan prepared by the Budget Director must equally and proportionally reduce appropriations and cash disbursements in the General Fund and State special revenue funds. Upon receipt of the plan, the Legislature has 90 days to prepare its own corrective action plan, which may be adopted by concurrent resolution passed by both houses, or the plan submitted by the Budget Director takes effect automatically.


In addition to the potential fiscal impact of policies that may be adopted by the Federal government, the Updated Financial Plan may also be adversely affected by other Federal government actions, including audits, disallowances, and changes to Federal participation rates or other Medicaid rules. The Enacted Budget Financial Plan includes reimbursement to the Federal government of $100 million annually through Fiscal 2027 pursuant to a March 2015 agreement between the State and the Centers for Medicare and Medicaid Services (CMS). The agreement resolved a pending disallowance for Fiscal 2011, and all related payment disputes for State-operated services prior to April 1, 2013, including home and community-based waiver services. Pursuant to the agreement, the State must adjust the Federal/State share of future Medicaid costs to reimburse the Federal government. The State used $850 million in Extraordinary Monetary Settlement payments, previously set aside for financial risks, to finance the initial repayment amount in Fiscal 2016.

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Maintaining Current Federal Aid. The Trump Administration has proposed significant cuts to domestic programs in Federal Fiscal 2018, and Federal funding for some mandatory programs such as the Children's Health Insurance Program are set to expire at the end of Federal Fiscal 2017. If the proposed cuts are adopted or the mandatory programs set to expire in Federal Fiscal 2017 are not continued, it could lead to a reduction of billions of dollars to the State.


The Federal government has approved a continuing resolution for Federal fiscal year 2018 that would keep the Federal government operating through December 8, 2017. The continuing resolution is part of a package (PL 115-56) that includes
(i) $15 billion for hurricane response and (ii) a temporary suspension of the debt limit through December 8, 2017.


Federal Health Care Policy. The possibility of an amendment or repeal of the Affordable Care Act, including the effect thereof on Medicaid, could have a substantial adverse impact on the Updated Financial Plan. DOB will continue to monitor Federal health care policy.



Medicaid Redesign Team Medicaid Waiver. The Federal Centers for Medicare and Medicaid Services ("CMS") and the State reached an agreement in principle authorizing up to $8 billion in Federal funding over multiple years, to transform New York's health care system and ensure access to quality care for all Medicaid beneficiaries. This funding, provided through an amendment to the State's Partnership Plan 1115 Medicaid waiver, is divided among the Interim Access Assurance Fund (IAAF), the Delivery System Reform Incentive Payment (DSRIP) Program, Health Homes, and various other Medicaid redesign initiatives.


Since January 1, 2014, in accordance with provisions of the ACA, New York State has been eligible for enhanced Federal Medical Assistance Percentage (FMAP) funding associated with childless adults. The DOH continues to work with the CMS, and to refine the eligibility data systems to draw the appropriate amount of enhanced FMAP. This reconciliation may result in a modification of payments to the State and local governments.



Federal Debt Limit. Federal legislation signed into law on September 8, 2017, has suspended the Federal debt limit through December 8, 2017, forestalling the possibility of a default by the Federal government until at least that time. Previously, a similar temporary suspension of the debt limit expired in March 2017, with the U.S. Treasury operating under "extraordinary measures" in the interim to finance outlays without further borrowing.


A Federal government default on payments, particularly for a prolonged period, could have a materially adverse effect on the national and State economies, financial markets, and intergovernmental aid payments. The specific effects on the Updated Financial Plan of a Federal government payment default in the future are unknown and impossible to predict. However, data from past economic downturns suggest that the State's revenue loss could be substantial if the economy goes into a recession due to a Federal default.



A payment default by the United States may adversely affect the municipal bond market. Municipal issuers, as well as the State, could face higher borrowing costs and impaired market access. This would jeopardize planned capital investments in transportation infrastructure, higher education facilities, hazardous waste remediation, environmental projects, and economic development projects. Additionally, the market for and market value of outstanding municipal obligations, including municipal obligations of the State, could be adversely affected.



Labor Negotiations. Legislation has been enacted to implement a three-year collective bargaining agreement providing 2 percent annual increases (Fiscal 2017, Fiscal 2018, and Fiscal 2019) for employees represented by New York State Public Employees Federation (PEF) and comparable increases for M/C employees. The agreement with PEF follows the one-year retroactive labor agreement authorizing payment of a 2 percent general salary increase to members for the period April 1, 2015 through March 31, 2016. The Graduate Student Employees Union (GSEU) have agreed to a similar three-year deal. The GSEU membership voted to ratify on March 3, 2017.


The New York State Police Investigators Association (NYSPIA) achieved a multi-year collective bargaining agreement patterned after the State's 2015 legislative session deals with the State Police Troopers and Commissioned and Non-Commissioned Officers. The enacted NYSPIA pay bill provides the same schedule of general salary increases

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provided to the Police Benevolent Association of the New York State Troopers
(NYSPBA) members; specifically, a 2 percent general salary increase for each of Fiscal 2015 and Fiscal 2016, in their entirety, and a 1.5 percent general salary increase for each of Fiscal 2017 and Fiscal 2018, respectively.


Most recently, the New York State Correctional Officers and Police Benevolent Association (NYSCOPBA) membership voted not to ratify a tentative agreement on a five-year labor contract through Fiscal 2021, which would have provided for annual 2 percent general salary increases through Fiscal 2021, and differentials typically received within the law enforcement community (e.g., Hazardous Duty Pay), the costs of which were offset by benefit design changes within the New York State Health Insurance Program (NYSHIP) and reductions in overtime costs. The State will continue negotiations with NYSCOPBA.


On June 20, 2017, the State and CSEA reached a tentative agreement on a five-year labor contract that provides annual salary increases of 2 percent for Fiscals 2017 through 2021. The agreement was ratified by CSEA membership in August 2017. The Updated Financial Plan reflects annual salary increases of 2 percent through Fiscal 2021.


The State is in active negotiations with all other employee unions whose contracts concluded in Fiscal 2016, including United University Professions
(UUP), Council 82, and District Council 37 (DC-37 Housing). Negotiations also continue with the Police Benevolent Association of New York State (PBANYS), whose contract expired at the end of Fiscal 2015.


On June 27, 2016, the City University of New York (CUNY) Board of Trustees approved collective bargaining agreements between CUNY and unions representing almost all of the University's faculty and staff. For CUNY senior colleges, these agreements are estimated to cost approximately $250 million for retroactive payments and $150 million in ongoing annual costs. At the request of CUNY, the State advanced its planned payment of approximately $250 million State support for CUNY senior colleges from October 2017 to June 2017, to make resources available for retroactive payments in the academic year ending June 2017.


Pension Amortization. Under legislation enacted in August 2010, the State and local governments may amortize (defer paying) a portion of their annual pension costs. Amortization temporarily reduces the pension costs that must be paid by public employers in a given fiscal year, but results in higher costs overall when repaid with interest.


The State and local governments are required to begin repayment on each new amortization in the fiscal year immediately following the year in which the amortization was initiated. The full amount of the each amortization, with interest, must be repaid within ten years at a fixed interest rate determined by OSC. Legislation included in the Fiscal 2017 Enacted Budget authorizes the State to prepay annual installments of principal associated with an amortization, and then pay a lower re-calculated interest installment in any subsequent year for which the principal has been prepaid. This option does not allow the State to extend the ten-year repayment schedule, nor does it allow for the interest rate initially applied to the amortization amount to be modified.


The portion of an employer's annual pension costs that may be amortized is determined by comparing the employer's amortization-eligible contributions as a percentage of employee salaries (i.e., the normal rate) to a system-wide amortization threshold (i.e., the graded rate). Graded rates are determined for the Employees' Retirement System (ERS) and the Police and Fire Retirement System (PFRS) according to a formula enacted in the 2010 legislation and generally move toward their system's average normal rate by up to one percentage point per year. When an employer's normal rate is greater than the system-wide graded rate, the employer can elect to amortize the difference. However, when the normal rate of an employer that previously amortized is less than the system-wide graded rate, the employer is required to pay the graded rate. Additional contributions are first used to pay off existing amortizations and are then deposited into a reserve account to offset future increases in contribution rates.


The amortization threshold is projected to approximate the normal rate in upcoming fiscal years. Therefore, the Updated Financial Plan does not assume amortization of State pension costs (including the Office of Court Administration) beyond Fiscal 2016.

Pension Contributions. The State makes annual contributions to the New York State and Local Retirement System (NYSLRS) for employees in ERS and PFRS. This section discusses contributions from the State, including the Judiciary, to the NYSLRS, which account for the majority of the State's pension costs. All projections are based on projected market returns and numerous actuarial assumptions which, if unrealized, could change these projections materially.


During Fiscal 2016, the NYSLRS updated its actuarial assumptions based on the results of the 2015 five-year experience study. In September 2015, the System announced that employer contribution rates would decrease for Fiscal 2017 and the assumed rate of return would be lowered from 7.5 percent to 7 percent. The salary scale assumptions were also changed for ERS the scale was reduced from
4.8 percent to 3.8 percent and for PFRS the scale was reduced from 5.4 percent to 4.5 percent.


The State's Fiscal 2018 ERS/PFRS pension estimate of $2.3 billion is based on the most recent bill prepared by OSC as of February 2017. The estimate includes payment of $432 million towards the balance outstanding on prior-year deferrals (i.e., amortizations) and additional interest savings from paying the majority of the pension bill in April 2017.


Pension estimates for Fiscal 2019 and beyond, as projected by DOB, reflect growth in normal costs primarily based on the expectation that collective bargaining will result in continued salary increases and that investment returns will be below the actuarially assumed 7 percent rate of return in the near-to-mid-term.



Other Post-Employment Benefits (OPEB). State employees become eligible for post-employment benefits (health insurance) if they reach retirement while working for the State, are enrolled in the New York State Health Insurance Program (NYSHIP) (or are enrolled in the State's opt out program) at the time they reach retirement, and have at least ten years of eligible service for NYSHIP benefits. The cost of providing post-retirement health insurance is shared between the State and the retired employee. Contributions are established by law and may be amended by the Legislature. The State pays its share of costs on a pay-as-you-go (PAYGO) basis as required by law.



In accordance with Governmental Accounting Standards Board (GASB) Statement 45, the State must perform an actuarial valuation every two years for purposes of calculating OPEB liabilities. As disclosed in Note 13 of the State's Basic Financial Statements for Fiscal 2017, the Annual Required Contribution (ARC) represents the annual level of funding that, if set aside on an ongoing basis, is projected to cover normal costs each year and to amortize any unfunded liabilities of the plan over a period not to exceed 30 years. Amounts required but not actually set aside to pay for these benefits are accumulated with interest as part of the net OPEB obligation, after adjusting for amounts previously required.


As reported in the State's Basic Financial Statements for Fiscal 2017, the unfunded actuarial accrued liability for Fiscal 2017 is $87.3 billion ($72.830 billion for the State and $14.427 billion for SUNY), an increase of $9.4 billion from Fiscal 2016 (attributable entirely to the State). The unfunded actuarial accrued liability for Fiscal 2017 used an actuarial valuation of OPEB liabilities as of April 1, 2016 for the State and April 1, 2014 for SUNY. These valuations were determined using the Frozen Entry Age actuarial cost method, and is amortized over an open period of 30 years using the level percentage of projected payroll amortization method. A significant portion of the annual growth in the State's unfunded actuarial accrued liability has been driven by the reduction of the discount rate from 3.155 to 2.637 percent, calculated as the average STIP rate for the past 20 years at the time of valuation. The decline in the discount rate increases the present value of projected benefit obligation.


The actuarially determined annual OPEB cost for Fiscal 2017 totaled $4.2 billion ($3.242 billion for the State and $0.923 billion for SUNY), a decline of $7 million from Fiscal 2016 ($4 million for the State and $3 million for SUNY). The actuarially determined cost is calculated using the Frozen Entry Age actuarial cost method, allocating costs on a level basis over earnings. The actuarially determined cost was $2.4 billion ($1.795 billion for the State and $639 million for SUNY) greater than the cash payments for retiree costs made by the State in Fiscal 2017. This difference between the State's PAYGO costs and the actuarially determined required annual contribution under GASB Statement 45 reduced the State's currently positive net asset condition at the end of Fiscal 2017 by $2.4 billion.

GASB does not require the additional costs to be funded on the State's budgetary (cash) basis, and no funding is assumed for this purpose in the Updated Financial Plan. The State continues to finance these costs, along with all other employee health care expenses, on a PAYGO basis.



There is no provision in the Updated Financial Plan to fund the actuarial required contribution for OPEB. If the State began making the actuarial required contribution, the additional cost above the PAYGO amounts would be lowered. However, it is not expected that the State will alter its current PAYGO practices.


The State is also currently examining GASB Statement 75 (Accounting and Financial Reporting for Postemployment Benefits Other Than Pensions), which amends GASB Statement 45 and GASB Statement 57, and is expected to be incorporated into the State's Fiscal; 2019 financial statements. The GASB Statement 75 will alter the actuarial methods used to calculate OPEB liabilities, standardize asset smoothing and discount rates, and require the unfunded net OPEB obligation to be reported by the State. The inclusion of the remaining balance of the unfunded OPEB liability is expected to significantly increase the State's total long term liabilities and act to lower the State's overall net position.


GASB Statement 75 is not expected to alter the Updated Financial Plan PAYGO projections for health insurance, as the DOB methodology for forecasting these costs over a multi-year period already incorporates factors and considerations consistent with the new actuarial methods and calculations required by the GASB Statement. The Fiscal 2018 Enacted Budget includes legislation to establish a Retiree Health Benefit Trust Fund (described below) for the purpose of funding health benefits of retired State employees and their dependents.


Retiree Health Benefit Trust. The Fiscal 2018 Enacted Budget includes legislation creating a Retiree Health Benefit Trust Fund (the "Trust Fund") that authorizes the State to reserve money for the payment of health benefits of retired employees and their dependents. Under the legislation, the State may deposit, in any given fiscal year, up to 0.5 percent of total then-current OPEB liability (currently $72.8 billion for the State and $14.4 billion for SUNY). The Updated Financial Plan does not include any deposits to the Trust Fund.



Litigation. Litigation against the State may include potential challenges to the constitutionality of various actions. The State may also be affected by adverse decisions that are the result of various lawsuits. Such adverse decisions may not meet the materiality threshold to warrant individual description but, in the aggregate, could still adversely affect the State's Updated Financial Plan. See the description of pending litigation set forth below.



Storm Recovery. New York State continues to recover from the damage sustained during three powerful storms that crippled entire regions. In August 2011, Hurricane Irene disrupted power and caused extensive flooding to various State counties. In September 2011, Tropical Storm Lee caused flooding in additional State counties and, in some cases, exacerbated the damage caused by Hurricane Irene two weeks earlier. On October 29, 2012, Superstorm Sandy struck the East Coast, causing widespread infrastructure damage and economic losses to the greater New York region. The frequency and intensity of these storms present economic and financial risks to the State. Reimbursement claims for costs of the immediate response, recovery, and future mitigation efforts continue, largely supported by Federal funds. In January 2013, the Federal government approved approximately $60 billion in Federal disaster aid for general recovery, rebuilding, and mitigation activity nationwide. It is anticipated that the State, MTA, and State localities may receive approximately one-half of this amount for response, recovery, and mitigation costs. To date, a total of $17 billion has been committed to repairing impacted homes and businesses, restoring community services, and mitigating future storm risks across the State. There can be no assurance that all anticipated Federal disaster aid described above will be provided to the State and its affected entities over the coming years.


Climate Change Adaptation. Climate change poses long-term threats to physical and biological systems. Potential hazards and risks related to climate change for the State include, among other things, rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. Storms in recent years, including Superstorm Sandy, Hurricane Irene and Tropical Storm Lee, have demonstrated vulnerabilities in the State's infrastructure, including mass transit systems, power transmission and distribution systems, and other critical lifelines, to extreme weather events, including coastal flooding caused by storm surges. Significant long-term planning and investment by the Federal government, State, and municipalities will be needed to adapt existing infrastructure to the risks posed by climate change.

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Cybersecurity. New York State government, like many other large public and private entities, relies on a large and complex technology environment to conduct its operations. As a recipient and provider of personal, private, or sensitive information, the State and its public corporations and municipalities face multiple cyber threats including, but not limited to, hacking, viruses, malware and other attacks on computer and other sensitive digital networks and systems. Entities or individuals may attempt to gain unauthorized access to the State's digital systems for the purpose of misappropriating assets or information or causing operational disruption and damage. To mitigate the risk of business operations impact and/or damage from cyber incidents or cyber-attacks, the State invests in multiple forms of cybersecurity and operational controls. The State's Enterprise Information Security Office (EISO) within the State's Office of Information Technology Services maintains a cyber command center hotline and related procedures for cyber incident reporting and response, distributes real-time advisories and alerts, provides managed security services, and implements statewide information security training and exercises for State and local government. While controls are routinely reviewed and tested, no assurances can be given that such security and operational control measures will be completely successful to guard against cyber threats and attacks. The results of any such attack could impact business operations and/or damage State digital networks and systems and the costs of remedying any such damage could be substantial.


New York State has also adopted regulations designed to protect the financial services industry from cyberattacks. Banks, insurance companies and other covered entities regulated by DFS are, unless eligible for limited exemptions, required to (i) maintain a cyber security program, create written cybersecurity policies and perform risk assessments, (ii) designate a Chief Information Security Officer with responsibility to oversee the cybersecurity program,
(iii) annually certify compliance with the cybersecurity regulations and (iv) report to DFS cybersecurity events that have a reasonable likelihood of materially harming any material part of the entity's normal operation(s) or of which notice is required to any government body, self-regulatory agency, or supervisory body.


Financial Condition of New York State Localities. The financial demands on the State may be affected by the fiscal conditions of New York City and potentially other localities, which rely in part on State aid to balance their budgets and meet their cash requirements. Certain localities outside New York City, including cities and counties, have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. In 2013, the Financial Restructuring Board for Local Governments was created to provide assistance to distressed local governments by performing comprehensive reviews and providing grants and loans as a condition of implementing recommended efficiency initiatives.



Bond Market. Implementation of the Updated Financial Plan is dependent on the State's ability to market its bonds successfully. The State finances much of its capital spending in the first instance from the General Fund or STIP, which it then reimburses with proceeds from the sale of bonds. If the State cannot sell bonds at the levels (or on the timetable) expected in the capital plan, the State's overall cash position and capital funding plan may be affected adversely. The success of projected public sales is subject to prevailing market conditions. Future developments in the financial markets, including possible changes in Federal tax law relating to the taxation of interest on municipal bonds, as well as future developments concerning the State and public discussion of such developments, generally, may affect the market for outstanding State-supported and State-related debt.



Debt Reform Act Limit. The Debt Reform Act of 2000 restricts the issuance of State-supported debt to capital purposes only and limits such debt to a maximum term of 30 years. The Act limits the amount of new State-supported debt to 4% of State personal income and new State-supported debt service costs to 5% of All Funds receipts. The restrictions apply to all new State-supported debt issued on and after April 1, 2000. The cap on new State-supported debt outstanding began at 0.75% of personal income in Fiscal 2001 and was fully phased in at 4% of personal income during Fiscal 2011, while the cap on new State-supported debt service costs began at 0.75% of All Funds receipts in Fiscal 2001 and is fully phased in at 5% during Fiscal 2014. It was determined that the State was in compliance with the statutory caps for the most recent calculation period of Fiscal 2016.


Current projections estimate that debt outstanding and debt service will continue to remain below the limits imposed by the Debt Reform Act. Based on the most recent personal income and debt outstanding forecasts, the available room under the debt outstanding cap is expected to decline from $6.1 billion in Fiscal 2017 to approximately $88 million in Fiscal 2021. This includes the estimated impact of the bond-financed portion of increased capital commitment levels. In addition, the projected room under the debt cap is dependent on expected growth for State personal income.

Debt outstanding and debt service caps continue to include the existing SUNY Dormitory Facilities lease revenue bonds, which are backed by a general obligation pledge of SUNY. Bonds issued under the new SUNY Dormitory Facilities Revenue credit (which are not backed by a general obligation pledge of SUNY) are not included in the State's calculation of debt caps. Capital spending priorities and debt financing practices may be adjusted from time to time to preserve available debt capacity and stay within the statutory limits, as events warrant.


The State's available debt capacity under its statutory debt cap reflects the impact of several factors since the Enacted Budget Financial Plan. These include a reduction to the personal income forecast, actual bond sale results to date, and adjustment of debt issuances to align with projected bond-financed capital spending. Debt capacity amounts continue to assume that SUNY Dormitory Facilities lease revenue bonds will be refunded into the new SUNY Dormitory Facilities Revenue Bond credit within one year of their call dates.


Secured Hospital Program. Under the Secured Hospital Program, the State entered into service contracts to enable certain financially distressed not-for-profit hospitals to have tax-exempt debt issued on their behalf to pay the cost of upgrading their primary health care facilities. Revenues pledged to pay debt service on the bonds include hospital payments made under loan agreements between the Dormitory Authority of the State of New York (DASNY) and the hospitals and certain reserve funds held by the applicable trustees for the bonds. In the event of revenue shortfalls to pay debt service on the Secured Hospital bonds, the service contracts obligate the State to pay debt service, subject to annual appropriations by the Legislature, on bonds issued by DASNY through the Secured Hospital Program. As of March 31, 2017, there were approximately $220 million of bonds outstanding for this program.


Three of the four remaining hospitals in the State's Secured Hospital Program are in poor financial condition. obligation was invoked to pay debt service for the first time in Fiscal 2014. Since then the State has paid $85 million for debt service costs. DASNY also estimates the State will pay debt service costs of approximately $14 million in Fiscal 2018, $28 million annually in Fiscal 2019 through Fiscal 2021, and $22 million in Fiscal 2022. These amounts are based on the actual experience to date of the participants in the program, and would cover the debt service costs for one hospital whose debt service obligation was discharged in bankruptcy but is paying rent which offsets a portion of the debt service, a second hospital which closed in 2010, and a third hospital that is currently delinquent in its payments. The State has estimated additional exposure of up to $9 million annually, if all hospitals in the Program failed to meet the terms of their agreements with DASNY and if available reserve funds were depleted.



SUNY Downstate Hospital and Long Island College Hospital. In May 2011, the New York State Supreme Court issued an order that approved the transfer of real property and other assets of Long Island College Hospital (LICH) to a New York State not-for-profit corporation (Holdings), the sole member of which is SUNY. Subsequent to such transfer, Holdings leased the LICH hospital facility to SUNY Downstate Hospital (Downstate Hospital). In 2012, DASNY issued tax-exempt State PIT Revenue Bonds (PIT Bonds) to refund approximately $120 million in outstanding debt originally incurred by LICH and assumed by Holdings.



Pursuant to a court-approved settlement in 2014, SUNY, together with Holdings, issued a request for proposals (RFP) seeking a qualified party to provide or arrange to provide health care services at LICH and to purchase the LICH property.



In accordance with the settlement, Holdings has entered into a purchase and sale agreement with FPG Cobble Hill Acquisitions, LLC (the "Purchaser"), an affiliate of Fortis Property Group, LLC ("Fortis") (also party to the agreement), which proposes to purchase the LICH property, and with NYU Hospitals Center which will provide both interim and long-term health care services. The Fortis affiliate plans to develop a mixed-use project. The agreement was approved by the Offices of the Attorney General and the State Comptroller, and the sale of all or substantially all of the assets of Holdings was approved by the State Supreme Court in Kings County. The initial closing was held as of September 1, 2015 and on September 3, 2015, sale proceeds of approximately $120 million were transferred to the trustee for the PIT Bonds which were paid and legally defeased from such proceeds. Title to 17 of the 20 properties was conveyed to the special purpose entities formed by the Purchaser to hold title.


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The next closing, when title to the New Medical Site (NMS) portion of the LICH property is to be conveyed to NYU Hospitals Center (the NMS Closing) is anticipated to occur within 30 days after all buildings on the NMS are fully demolished and all environmental issues remediated by the Purchaser. In its efforts to complete the demolitions and environmental remediation, the Purchaser is addressing issues raised by adjoining property owners and community groups. These challenges have delayed, and may continue to delay, demolition and environmental remediation.



As the NMS Closing did not occur on or before June 30, 2016, NYU Hospitals Center has the right to terminate its obligations under the purchase and sale agreement upon 30 days prior notice to Purchaser and Holdings. There can be no assurance that NYU Hospitals Center will not exercise its right to terminate. If NYU Hospitals Center terminates its obligations under the purchase and sale agreement, it has the contractual right to close its interim emergency department services immediately, but that right would be subject to obtaining regulatory approval for the closure. Also, if NYU Hospitals Center terminates its obligations under the purchase and sale agreement, the Purchaser has the ability under the purchase and sale agreement to continue with the final closing if, among other things, the Purchaser can identify a replacement provider with a confirming letter of interest to provide certain of the healthcare services expected to be provided by NYU Hospitals Center.


To date, Holdings has received no indication that NYU Hospitals Center intends to terminate its obligations under the purchase and sale agreement. As an alternative to termination, in light of the delays, each of Holdings and NYU Hospitals Center has the contractual right at any time to take over and complete the demolition and environmental remediation at the Purchaser's sole cost and expense. If Holdings elects to take over the demolition and environmental remediation, it may do so directly or through a designee (i.e., a contractor).


The final closing is anticipated to occur within 36 months after the NMS Closing. At the final closing, title to the two remaining portions of the LICH properties will be conveyed to special purpose entities of Fortis, and Holdings will receive the balance of the purchase price, $120 million less the remaining down payment. The final closing is conditioned upon completion of the construction of the New Medical Building by NYU Hospitals Center and relocation of the emergency department to the New Medical Building.


There can be no assurance that the resolution of legal, financial, and regulatory issues surrounding LICH, including the payment of outstanding liabilities, will not have a materially adverse impact on SUNY.


Other Financial Plan Risks. The State's Financial Plan forecast also contains specific transaction risks and other uncertainties including, but not limited to, the receipt of certain payments from public authorities; the receipt of miscellaneous revenues at the levels expected in the Financial Plan; and the achievement of cost-saving measures including, but not limited to, administrative savings in State agencies, including workforce management initiatives, and the transfer of available fund balances to the General Fund at the levels currently projected. Such risks and uncertainties, if they were to materialize, could have an adverse impact on the Updated Financial Plan.



Financial Plan Projections -  Receipts



Financial Plan receipts comprise a variety of taxes, fees, and charges for State-provided services, Federal grants, and other miscellaneous receipts, as well as the collection of a payroll tax on businesses located within the Metropolitan Transportation Authority ("MTA") region. The multi-year tax and miscellaneous receipts estimates have been prepared by DOB with the assistance of the Department of Taxation and Finance and other agencies responsible for the collection of State receipts, and are predicated on economic analysis and forecasts.


Overall base growth in tax receipts is based on many factors. In general, base tax receipt growth rates are determined by economic changes, including, but not limited to, changes in interest rates, prices, wages, employment, nonwage income, capital gains realizations, taxable consumption, corporate profits, household net worth, real estate prices and gasoline prices. Federal law changes can influence taxpayer behavior, which also affect base tax receipts. State taxes account for approximately half of total All Funds receipts.


DOB believes that the projections of receipts and disbursements in its Financial Plan are based on reasonable assumptions, but there can be no assurance that actual results will not differ materially and adversely from these projections.


                                      I-63
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All Funds receipts are projected to total $161.1 billion in Fiscal 2018, an increase of 3.0% from Fiscal 2017 results. State tax receipts are expected to increase 4.8% in Fiscal 2018, with increases across all tax categories. The estimated rebound to moderate growth is due to taxpayer behavior impacts that reduced Fiscal 2017 collections but are not expected to recur in Fiscal 2018.


Consistent with the projected growth in the New York economy over the multi-year financial plan period beyond Fiscal 2018, all tax categories are expected to exhibit growth.


After controlling for the impact of tax law changes, base tax revenue decreased
0.1 percent in Fiscal 2017, and is projected to increase by 4.6 percent in Fiscal 2018 and 4.7 percent in Fiscal 2019.


All Funds personal income tax receipts for Fiscal 2018 are projected to be $49.4 billion, an increase of $1.8 billion (3.8 percent) from Fiscal 2017 results. This increase includes growth in withholding and estimated vouchers for Fiscal 2017. Growth in these categories is partially offset by a decline in extension payments attributable to the 2016 tax year and total refunds.


Withholding in Fiscal 2018 is projected to be $1.9 billion (5.2 percent) higher than Fiscal 2017, driven by moderate wage growth partially associated with improved bonus growth. Extension payments related to tax year 2016 declined by $564 million (13.9%) primarily due to declines in capital gains resulting, at least in part, from apparent taxpayer belief that Federal tax rates would be lower for tax year 2017. Estimated payments for tax year 2017 are projected to grow $1.5 billion (13.9 percent) primarily due to an increase in net capital gains income, coming off a lower base from tax year 2016. Final return payments and delinquencies are projected to be $77 million (3 percent) lower and $17 million (1.2 percent) higher than Fiscal 2017 results, respectively.


The projected increase in total refunds of $976 million (10.9 percent) includes a $866 million increase (17.5 percent) in prior (tax year 2016) refunds, a $27 million (5.8 percent) increase in previous (tax year 2015 and earlier) refunds, an $11 million (1.6 percent) increase in advanced credit payments related to tax year 2017, and a $22 million (2.6 percent) increase in the state-city offset.


General Fund PIT receipts are net of deposits to the STAR Fund, which provides property tax relief, and the Revenue Bond Tax Fund (RBTF), which supports debt service payments on State PIT revenue bonds. General Fund PIT receipts for Fiscal 2018 of $34.4 billion are estimated to increase by 1.9 billion (5.8 percent) from Fiscal 2017 results, mainly reflecting the increase in All Funds receipts noted above. RBTF deposits are projected to be $12.3 billion and the STAR transfer is projected to be $2.6 billion.


All Funds PIT receipts for Fiscal 2019 of $51.9 billion are projected to increase by $2.5 billion (5 percent) from Fiscal 2018 estimates. Gross receipts are projected to increase 6.2 percent, reflecting withholding that is projected to grow by $1.9 billion (4.7 percent) and estimated payments related to tax year 2018 that are projected to grow by $951 million. Payments from extensions for tax year 2017 are projected to increase by $646 million (18.5 percent), reflecting taxpayer behavior relating to potential Federal tax rate changes. Final returns are expected to increase by $158 million (6.3 percent) and delinquencies are projected to increase $71 million (5 percent) from the prior year. Total refunds are projected to increase by $1.2 billion (12 percent) from the prior year, primarily due to the property tax relieve credit enacted in 2015 and the recent conversions of New York City STAR benefits into State tax credits.


General Fund PIT receipts for Fiscal 2019 of $36.4 billion are projected to increase by $2 billion (5.8 percent). RBTF deposits are projected to be $13 billion, and the STAR transfer is projected to be $2.5 billion.


All Funds consumption/use tax receipts for Fiscal 2018 are estimated to be nearly $16.9 billion, an increase of $649 million (4 percent) from Fiscal 2017 results. Sales tax receipts are estimated to increase $715 million (5.2 percent) from Fiscal 2017.Cash growth exceeds base growth (i.e., absent law changes) of 4.1 percent primarily due to agreements between certain mobile telecommunications providers and the State to allow such providers to remit less sales tax for a period ending in April 2017 in lieu of receiving State refunds due to them under Tax Law Section 184. These agreements resulted from acknowledgement by DTF that a mobile telecommunications provider was not subject to the Tax Law Section 184 franchise tax imposed on them between 2005 and 2014. Cigarette and tobacco tax collections



                                      I-64
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are estimated to decline $46 million (3.7 percent), primarily reflecting large declines in taxable cigarette consumption. The decline is moderated by enforcement efforts of the Cigarette Strike Force. Highway use tax collections are expected to decrease by $42 million (30.4 percent) due to an increase in refund payments of $44.4 million as a result of the Independent Owner Operator Drivers Association v. New York Department of Taxation and Finance court decision that lowered HUT registration and decal fees (per truck) from $19 to $1.50. Motor fuel tax collections are estimated to decrease by $4 million (0.8 percent), reflecting an increase in refunds combined with a slight decline in taxable motor fuel consumption, partially offset by slight growth in both taxable motor fuel and diesel fuel consumption The newly enacted Transportation Network Company (TNC) assessment is estimated to generate $12 million in All Funds receipts, as it will only be in effect for part of the fiscal year. Auto rental Tax receipts are estimated to increase by $10 million (7.9 percent).


General Fund sales and use tax receipts are net of deposits to the Local Government Assistance Tax Fund (25 percent), and the Sales Tax Revenue Bond Fund (25 percent), which support debt service payments on State sales and use tax revenue bonds. Receipts in excess of the debt service requirements of the funds and the local assistance payments to New York City, or its assignee, are transferred back to the General Fund. General Fund consumption/use tax receipts for Fiscal 2018 are estimated to total over $7.4 billion, an increase of $337 million (4.7 percent) from Fiscal 2017 results. This increase largely reflects the All Funds sales, cigarette, and tobacco tax trends noted previously and the part-year impact of the newly-enacted TNC assessment.


All Funds business tax receipts for Fiscal 2018 are estimated at $8 billion, an increase of $990 million (14.2 percent) from Fiscal 2017 results. The estimate primarily reflects increase for the corporation franchise tax, corporation and utilities tax and insurance tax, partially offset by decrease in the bank tax and petroleum business tax.


Corporation franchise tax receipts are estimated to increase $1 billion (31.9 percent) in Fiscal 2018, reflecting a rebound in gross receipts and audits. Fiscal 2017 results were negatively impacted by a cut in the business income tax rate from 7.1 to 6.5 percent as well as a shortfall in cash remittances on tax year 2015 final returns (due in March 2017 with permissible extension). This lack of March 2017 cash remittances indicated taxpayers significantly overpaid on 2015 liability during previous estimated payment events. This is not expected to be repeated when tax year 2016 final returns are submitted in Fiscal 2018. Additionally, corporate profit growth is estimated to be 6.3 percent for tax year 2017. Audit receipts are estimated to be significantly higher in Fiscal 2018 ($288 million) as a greater number of large cases are expected to be closed.


Corporation and utilities tax receipts are expected to increase $45 million (6.3 percent) in Fiscal 2018. Gross receipts are expected to increase from Fiscal 2017 results as a result of late filings of mandatory first installment payments. The 2017 mandatory first installment was due March 15th but several taxpayers filed these payments in April 2017. Audits are expected to decline slightly.


Insurance tax receipts for Fiscal 2018 are estimated to increase $36 million (2.3 percent) from Fiscal 2017 results. Projected growth in tax year 2017 liability is partially offset by higher refunds as life insurers continue to claim the tax credit for assessments paid to the Life Insurance Guaranty Corporation (LIGC). The LIGC exists to protect policyholders from the insolvency of their insurers. This is the second year of refund claims for the credit for assessments paid earlier.


Receipts from the repealed bank tax (all from prior liability periods) are estimated to decrease by $61 million in Fiscal 2018. The decrease stems from lower audit receipts ($99 million) partially offset by lower prior period adjustments.


Petroleum Business Tax (PBT) receipts are estimated to decrease $39 million (3.5 percent) in Fiscal 2018, primarily due to the 5 percent decrease in the PBT rate index effective January 2017. This decline is partially offset by estimated slight growth in both taxable motor fuel and diesel fuel consumption and the estimated 5 percent increase in the PBT rate index effective January 2018.


General Fund business tax receipts for Fiscal 2018 of $5.7 billion are estimated to increase $957 million (20.1 percent) from Fiscal 2017 results, reflecting the All Funds trends discussed above.



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For further details as to the projected receipts in the Updated Financial Plan, please refer to the Updated Financial Plan available at budget.ny.us.



Financial Plan Projections -  Disbursements



The multi-year disbursements projections take into account agency staffing levels, program caseloads, formulas contained in State and Federal law, inflation and other factors. The factors that affect spending estimates vary by program. For example, public assistance spending is based primarily on anticipated caseloads that are estimated by analyzing historical trends and projected economic conditions. Projections account for the timing of payments, since not all of the amounts appropriated in the Budget are disbursed in the same fiscal year. Consistent with past years, the aggregate spending projections (i.e., the sum of all projected spending by individual agencies) in special revenue funds have been adjusted downward in all fiscal years based on typical spending patterns and the observed variance between estimated and actual results over time.



Total disbursements in Fiscal 2018 are estimated at $71.2 billion in the General Fund (including transfers) and $98.2 billion in State Operating Funds. School aid, Medicaid, pensions, debt service, and health benefits are significant drivers of annual spending growth.


Local Assistance Grants. Local Assistance spending includes payments to local governments, school districts, health care providers, and other entities, as well as financial assistance to, or on behalf of individuals, families and not-for-profit organizations. State-funded local assistance spending is estimated at $66 billion in Fiscal 2018 and accounts for nearly two-thirds of total State Operating Funds spending. Education and health care spending account for two-thirds of local assistance spending.



Education. School Aid helps support elementary and secondary education for New York pupils enrolled in 674 major school districts throughout the State. State funding is provided to districts based on statutory aid formulas and through reimbursement of categorical expenses, such as pre-kindergarten programs, education of homeless children and bilingual education. State funding for schools assists districts in meeting locally defined needs, supports the construction of school facilities, and finances school transportation for nearly three million students statewide.



School Aid is expected to increase by $1.0 billion (4.2 percent) in School Year July 1, 2017 through June 30, 2018 (SY 2018), including a $700 million Foundation Aid increase. A Community Schools set-aside of $150 million with Foundation Aid, a $50 million increase from the prior year, provides funds intended to facilitate the transformation of schools into community hubs. In addition, another $288 million supports increased reimbursement in expense-based aid programs such as transportation, Boards of Cooperative Educational Services (BOCES), school construction, and other miscellaneous aid categories.


The Updated Financial Plan also includes $50 million for new competitive grants programs, highlighted by a $35 million investment to expand after-school programs targeted towards low-income students within high need communities, and $5 million to expand prekindergarten access for three-year-olds and four-year olds in high-need school districts. New York State provides over $800 million in recurring annual support for three- and four-year old prekindergarten programs, including $340 million for the Statewide Universal Full-Day Prekindergarten program.


The State finances School Aid from General Fund revenues, commercial gaming and Lottery Fund receipts, including Video Lottery Terminals (VLTs), which are accounted for and disbursed from dedicated accounts. Because the State fiscal year begins on April 1, the State pays approximately 70% of the annual school year commitment during the State fiscal year in which it is enacted, and pays the remaining 30% in the first three months of the following State fiscal year.


State spending for School Aid is projected to total $25.8 billion in Fiscal 2018. Over the State's multi-year Financial Plan, an increasing share of School Aid spending is projected to be financed by commercial gaming revenues as opposed to traditional core lottery sales. In addition to State aid, school districts receive approximately $3.0 billion annually in Federal aid.



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State aid payments for School Aid were supplemented by commercial gaming revenues in Fiscal 2017, following the State's receipt of one-time licensing fees in Fiscal 2016. These receipts are expected to increase in Fiscal 2018 and the outyears with gaming revenues shared with the State by commercial gaming facilities. Between December 2014 and August 2016, four casino resorts were recommended by the State's Gaming Facility Location Board and approved by the State Gaming Commission. Three of the four approved casinos have since opened and are in operation, and the fourth approved casino is expected to open in 2018. In the event that casino revenue resources do not materialize at the level expected, or as timely as expected, then the additional School Aid projected to be funded from casino revenue resources becomes a General Fund obligation.



In addition to School Aid, the State provides funding and support for various other education-related initiatives. These include: special education services; pre-kindergarten through grade 12 education programs; cultural education; higher and professional education programs; and adult career and continuing education services.


The State helps fund special education services for approximately 500,000 students with disabilities, from ages 3 to 21. Major programs under the Office of Prekindergarten through Grade 12 address specialized student needs or reimburse school districts for education-related services, including the school breakfast and lunch programs, after-school programs and other educational grant programs. Cultural education includes aid for operating expenses for the major cultural institutions of the State Archives, the State Library, and the State Museum as well as support for the Office of Educational Television and Public Broadcasting. Higher and professional education programs monitor the quality and availability of post-secondary education programs, and license and regulate over 50 professions. Adult career and continuing education services focus on the education and employment needs of the State's adult citizens, ensuring that such individuals have access to a "one-stop" source for all their employment needs, and are made aware of the full range of services available in other agencies.



Special Education spending growth in Fiscal 2018 is projected to increase by 2 percent over Fiscal 2017 due, in part, to the timing of rate-setting related to these programs. All Other Education growth reflects increased reimbursement of charter school supplemental basic tuition and facilities aid to New York City charger schools in privately-leased space.


The STAR program provides school tax relief to taxpayers by exempting the first $30,000 of every eligible homeowner's property value from the local school tax levy. It is expected that lower-income senior citizens will receive a $65,500 exemption in Fiscal 2018. The DTF oversees local property assessment administration, and is responsible for establishing STAR property tax.


The three components of STAR and their approximate shares in Fiscal 2018 program costs are: the basic school property tax exemption for homeowners with income under $500,000 (58%), the enhanced school property tax exemption for senior citizen homeowners with income under $86,000 (31%) and a credit for income-eligible New York City resident personal income taxpayers (11%). The Enacted Budget includes the conversion of the New York City PIT rate reduction benefit into a PIT tax credit, which will reduce and eventually eliminate it as a component of State Operating Funds spending. These changes have no impact on the STAR benefits received by homeowners.


Local assistance for higher education spending includes funding for CUNY, SUNY and Higher Education Services Corporation ("HESC"). SUNY and CUNY administer 47 four-year colleges and graduate schools with a total enrollment of 403,000 full- and part-time students. SUNY and CUNY also operate 37 community colleges, serving 324,000 students. State funds are used to support a significant portion of SUNY and CUNY operations, including employee fringe benefit costs. The State also provides a sizeable benefit to CUNY and SUNY through the debt service it pays on bond-financed capital projects at the universities. State debt service payments for capital projects at SUNY and CUNY are expected to total about $1.3 billion in Fiscal 2018, an increase of $94 million from Fiscal 2017 levels. Neither the fringe benefits nor debt service costs are reflected in annual spending totals for the university systems.



HESC administers TAP, which provides financial awards to income-eligible students. It also provides centralized processing for other student financial aid programs, and offers prospective students information and guidance on how to finance a college education. The financial aid programs that HESC administers are funded by the State and the Federal government.


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Higher Education spending is projected to modestly decrease between Fiscal 2017 to Fiscal 2018. This change in spending reflects the timing of CUNY payments in Fiscal 2018, the potential sale of certain CUNY building assets, and the reconciliation of prior year TAP payment advances to colleges. Lower spending is partially offset in Fiscal 2018 by new higher education initiatives. The Excelsior Scholarship program will allow students of working-class and middle-class families to attend college tuition-free at all public universities in New York State. Enrollment growth associated with the Excelsior Scholarship program will also drive additional future spending in community college operating aid and TAP. The Budget also provides new funding to begin implementation of open educational resources (low cost alternative to traditional textbooks) for students at SUNY and CUNY. SUNY and CUNY will use this funding to target high-enrollment courses to maximize student savings.


In addition, a new Enhanced Tuition Award will enable students attending private not-for-profit colleges to receive financial assistance to complete their college degree. The program provides a maximum award of $3,000, requires private colleges to provide a match and freeze student tuition for the duration of the award, maximizing the financial benefit to the student. The Enacted Budget includes $19 million for the program.



Healthcare. Local assistance for health care-related spending includes Medicaid, statewide public health programs and a variety of mental hygiene programs. The DOH works with the local health departments and social services departments, including New York City, to coordinate and administer statewide health insurance programs and activities. The majority of government-financed health care programs are included under DOH, but many programs are supported through multi-agency efforts.


DOH is also engaged in a multi-year initiative to implement the Delivery System Reform Incentive Payment (DSRIP) program through an approved Federal waiver amendment to reinvest $8 billion in Federal savings generated by the MRT reforms. The DSRIP program will promote community- level collaborations and focus on system reform, specifically a goal to achieve 25 percent reduction in avoidable hospital use over five years. The Enacted Budget Financial Plan reflects the impact of the DSRIP program through additional Federal funds disbursements of more than $7 billion through Fiscal 2020, with the remaining funds expected to be disbursed beyond Fiscal 2020. A portion of DSRIP funding flows through the SUNY hospital system and other State-operated health care facilities.


Medicaid. Medicaid is a means-tested program that finances health care services for low-income individuals and long-term care services for the elderly and disabled, primarily through payments to health care providers. The Medicaid program is financed jointly by the State, the Federal government, and local governments (including New York City). Eligible services include inpatient hospital care, outpatient hospital services, clinics, nursing homes, managed care, prescription drugs, home care, family health plus (FHP) (a state-administered program to provide comprehensive health insurance for low-income families which do not meet certain Medicaid-eligibility thresholds), and services provided in a variety of community-based settings (including mental health, substance abuse treatment, developmental disabilities services, school-based services and foster care services).


In Fiscal 2012, legislation was enacted to limit the year-to-year growth in DOH State funds Medicaid spending to the ten-year rolling average of the medical component of the CPI. The statutory provisions of the Medicaid spending cap (or "Global Cap") also allow for flexibility in adjusting Medicaid projections to meet unanticipated costs resulting from a disaster. Certain authorizations exist which allow the Governor to take actions to reduce Medicaid spending in order to maintain spending within the Global Cap limit.



The Updated Financial Plan reflects the continuation of the Medicaid spending cap through Fiscal 2019, and the projections assume that statutory authority will be extended in subsequent years. Allowable growth under the cap for medical services is 3.2 percent for Fiscal 2018. Projecting medical CPI growth DOB currently forecasts allowable cap growth at 3.1 percent in Fiscal 2019, 2.9 percent in Fiscal 2020, and 2.8 percent in Fiscal 2021.



Essential Plan. The Essential Plan ("EP") is a health insurance program which receives Federal subsidies authorized through provisions of the federal Affordable Care Act. The Fiscal 2015 Budget authorized the State's option to participate in the EP. The Budget assumed the State will accelerate the phase-in of certain legally residing immigrants currently


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receiving State-only Medicaid coverage. Individuals who meet the eligibility standards of the EP will be enrolled through the NYSOH insurance exchange, with the cost of insurance premiums subsidized by the State and Federal governments. When fully implemented, approximately 90 percent of program expenditures are expected to be paid by the Federal government.



Public Health/Aging Programs. Public Health includes the Child Health Plus ("CHP") program that finances health insurance coverage for children of low-income families up to the age of 19, the General Public Health Work ("GPHW") program that reimburses local health departments for the cost of providing certain public health services, the Elderly Pharmaceutical Insurance Coverage ("EPIC") program that provides prescription drug insurance to seniors, and the Early Intervention ("EI") program that pays for services to infants and toddlers under the age of three with disabilities or developmental delays. Many public health programs, such as EI and GPHW programs, are run by county health departments and reimbursed by the State for a share of program costs. The State spending projections do not include the county share of public health funding. In addition, a significant portion of HCRA spending is included under the Public Health budget.


The New York State Office for the Aging (SOFA) promotes and administers programs and services for New Yorkers 60 years of age and older. SOFA primarily oversees community-based services, including, but not limited to, in-home services and nutrition assistance, which are provided through a network of county Area Aging Agencies and local providers.



The Fiscal 2018 Enacted Budget Financial Plan includes initiatives to reduce certain public health programs by 20 percent, resulting in total annual savings of $25 million funded from the General Fund and HCRA resources.


HCRA Financial Plan. HCRA was established in 1996 to help finance a portion of State health care activities in various areas of the budget: Medicaid, Public Health, SOFA, and the Insurance Department. Extensions and modifications to HCRA have financed new health care programs, including FHP, and provided additional funding for the expansion of existing programs such as CHP. HCRA has also provided additional financing for the health care industry, including investments in worker recruitment and retention, and the Doctors Across New York program. HCRA authorization has been extended through Fiscal 2020.


HCRA receipts include surcharges and assessments on hospital revenues, a "covered lives" assessment paid by insurance carriers, and a portion of cigarette tax revenues. In total, HCRA resources are used to fund roughly 25 percent of the State share of Medicaid, as well as CHP, the NYSOH, EPIC, physician excess medical malpractice insurance and Indigent Care payments, which provide funding to hospitals serving a disproportionate share of individuals without health insurance.



HCRA is expected to remain in balance over the multi-year projection period. Under the current HCRA appropriation structure, spending reductions will occur if resources are insufficient to meet spending levels. Any potential spending reductions could affect General Fund Medicaid funding or HCRA programs. Conversely, any unanticipated balances or excess resources in HCRA are expected to fund Medicaid costs that would otherwise be paid from the General Fund.



Mental Hygiene. The Department of Mental Hygiene is comprised of four independent agencies, OMH, OPWDD, OASAS, and the Developmental Disabilities Planning Council (DDPC) and the Justice Center for the Protection of People with Special Needs. Services are administered to adults with serious and persistent mental illness; children with serious emotional disturbances; individuals with developmental disabilities, and their families; and persons with chemical dependence, and individuals with compulsive gambling problems. These agencies provide services directly to their patients through State-operated facilities and indirectly through community service providers. The cost of providing services and agency operations are funded by reimbursement from Medicaid, Medicare, third-party insurance, and State funding. Patient care revenues are pledged first to the payment of debt service on outstanding mental hygiene bonds, which are issued to finance improvements to infrastructure at mental hygiene facilities throughout the State, with the remaining revenues used to support State operating costs.



                                      I-69
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Social Services. The Office of Temporary and Disability Assistance (OTDA) local assistance programs provide cash benefits and supportive services to low-income families. The State's three main programs include Family Assistance, Safety Net Assistance and Supplemental Security Income (SSI). The Family Assistance program, which is financed by the Federal government, provides time-limited cash assistance to eligible families. The Safety Net Assistance program, financed by the State and local districts, provides cash assistance for single adults, childless couples, and families that have exhausted their five-year limit on Family Assistance imposed by Federal law. The State SSI
Supplementation program provides a supplement to the Federal SSI benefit for the elderly, visually handicapped, and disabled.


OTDA spending for SSI is projected to increase between Fiscal 2017 and Fiscal 2018 and to continue to increase gradually over the course of the multi-year financial plan due to updated caseload projections. Public Assistance benefits spending is projected to increase from Fiscal 2017 to Fiscal 2018 based on an update to DOB's caseload models, with DOB projecting a total of 558,720 recipients in Fiscal 2018. Approximately 230,387 families are expected to receive benefits through the Family Assistance program in Fiscal 2018, a decrease of 1.9 percent from Fiscal 2017. In the Safety Net program an average of 121,594 families are expected to be helped in Fiscal 2018, a decrease of 1.7 percent from Fiscal 2017. The caseload for single adults/childless couples supported through the Safety Net program is projected at 207,139 in Fiscal 2018, an increase of 1.1 percent from Fiscal 2017.


Spending in Public Assistance and All Other Initiatives will increase from Fiscal 2017 to Fiscal 2018 due to the implementation of new programs including several to address homelessness, as well as the expansion of HASA benefits to all Public Assistance recipients living in New York City. Growth is expected to be more gradual in the outyears.


The Office of Children and Family Services (OCFS) provides funding for foster care, adoption, child protective services, preventive services, delinquency prevention, and child care. OCFS oversees the State's system of family support and child welfare services administered by local departments of social services and community-based organizations. Specifically, child welfare services, which are financed jointly by the Federal government, the State, and local districts, are structured to encourage local governments to invest in preventive services to reduce out-of-home placement of children. In addition, the Child Care Block Grant, which is also financed by a combination of Federal, State and local sources, supports child care subsidies for public assistance and low-income families.


OCFS State Operating Funds spending is projected to decline between Fiscal 2017 and Fiscal 2018, due to a variety of factors, including restructuring the financing approach for foster care tuition and residential school placements of children with special needs in New York City; adjustments to the State share reimbursement under the Foster Care Block Grant to an estimated 50 percent, net of Federal funding; and the elimination of the planned Human Services COLA in Fiscal 2018.


Transportation. In Fiscal 2018, the State will provide approximately $5 billion in operating aid to mass transit systems funded mainly from various dedicated taxes and fees. The MTA, the national's largest transit and commuter rail system, receives the majority of the statewide mass transit operating aid. In addition, the MTA receives operating support from the MTA Financial Assistance Fund, authorized in May 2009 to collect regional taxes and fees imposed within the Metropolitan Commuter Transportation District ("MCTD").The State collects these taxes and fees on behalf of, and disburses the entire amount to, the MTA to support the transit and commuter rail systems. Pursuant to legislation enacted in December 2011, the MTA payroll tax was eliminated for all elementary and secondary schools and small business operators within the MCTD. The General Fund now provides additional annual support, subject to appropriation, to the MTA to make up for the resulting loss of revenue.



Local Government Assistance. Direct aid to local governments primarily includes the Aid and incentive for Municipalities (AIM) program, which was created in Fiscal 2006 to consolidate various unrestricted local aid funding streams; miscellaneous financial assistance for certain counties, towns and villages; and efficiency-based incentive grants provided to local governments. Spending in these areas is expected to increase over the multi-year period of the Updated Financial Plan reflecting potential awards from the Financial Restructuring Board for Local Governments.


Agency Operations. Agency operating costs includes personal service, non-personal service costs and General State Charges (GSCs). Personal service includes salaries of State employees of the Executive, Legislative, and Judicial branches, as well as overtime payments and costs for temporary employees. Non-personal service generally accounts for the


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cost of operating State agencies, including real estate rental, utilities, contractual payments (i.e., consultants, information technology, and professional business services), supplies and materials, equipment, telephone service and employee travel. GSCs account for the costs of fringe benefits (e.g., pensions, health insurance) provided to State employees and retirees of the Executive, Legislative and Judicial branches, and certain fixed costs paid by the State. In addition, certain agency operations of Transportation and Motor Vehicles are included in the capital projects fund type and not reflected in the State Operating Funds personal service or non-personal service totals.


Approximately 94% of the State workforce is unionized. The largest unions include the Civil Service Employees Association (CSEA), which primarily represents office support staff and administrative personnel, machine operators, skilled trade workers, and therapeutic and custodial care staff; Public Employees Federation (PEF), which primarily represents professional and technical personnel (e.g., attorneys, nurses, accountants, engineers, social workers, and institution teachers); United University Professions (UUP), which represents faculty and non-teaching professional staff within the State University system; and the New York State Correctional Officers and Police Benevolent Association (NYSCOPBA), which represents security personnel (correction officers, safety and security officers).



General State Charges. Employee fringe benefit payments, many of which are mandated by statute or collective bargaining agreements, include employer contributions for pensions, Social Security, health insurance, workers' compensation, unemployment insurance, and dental and vision benefits. The majority of employee fringe benefit costs are paid centrally from statewide appropriations. The Judiciary pays its fringe benefit costs directly.


Employee fringe benefits paid through GSCs are paid from the General Fund in the first instance and then partially reimbursed by revenue collected from fringe benefit assessments. The largest General Fund reimbursement comes from the mental hygiene agencies. GSCs also include certain fixed costs for several categories, including State payments in lieu of taxes, payments for local assessments on State-owned land, and judgments against the State pursuant to the Court of Claims Act.



GSCs are projected to increase at an average annual rate of 4.3% over the Financial Plan period, driven primarily by growth in costs for pension contributions and the employer share of costs for employee and retiree health insurance benefits. In Fiscal 2017, State Operating Funds spending for GSCs is projected to increase by $258 million (3.5 percent). Health insurance increases are due to rising prescription drug costs, greater use of more expensive specialty drugs for chronic conditions, generic drug price inflation, increased outpatient utilization, and increased inpatient/outpatient utilization in Mental Health. Pension cost growth reflects the impact of higher graded rates, which increases the State's gross funding liability, and the repayment of prior-year amortizations, partially offset by an increase in lower cost Tier 6 entrants.



GSCs also include fixed costs for several categories including State payments in lieu of taxes (PILOT), payments for local assessments on State-owned land, and judgments against the State pursuant to the Court of Claims Act.


GSCs are projected to increase at an average annual rate of 6.5 percent over the multi-year Financial Plan period, driven primarily by cost increases for workers' compensation, growing pension contribution levels, and the State's share of costs for employee and retiree health insurance benefits. In Fiscal 2018, State Operating Funds spending for GSCs is projected to increase by $429 million (5.6 percent). Health insurance increases reflect rising prescription drug costs, greater use of more expensive specialty drugs for chronic conditions, generic drug price inflation, increased outpatient utilization, and increased inpatient/outpatient utilization in Mental Health. Pension cost increases are driven by actual and forecasted salary base assumptions and the repayment of prior-year amortizations, partially offset by an increase in lower cost Tier 6 entrants.


Growth in base GSC spending in Fiscal 2018 has been partly offset by gap-closing savings of approximately $81 million included as part of the Enacted Budget Financial Plan, as well as the expected use of an additional $105 million from SIF reserves to reduce Workers' Compensation costs in Fiscal 2018. The savings are primarily driven by $63 million in interest savings achieved by paying the majority of the State pension bill in April 2017, rather than on a monthly basis as previously assumed.



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Transfers to Other Funds. General Fund transfers help finance the State's share of Medicaid costs for mental hygiene facilities, debt service for bonds that do not have dedicated revenues, SUNY operating costs, certain capital initiatives, and a range of other activities. General Fund transfers to other funds are expected to total $10.2 billion in Fiscal 2018, a $72 million increase from Fiscal 2017. This growth is primarily attributable to an increase in transfers to capital projects, including increased support for the DHBTF ($134 million); as well as lower than anticipated transfers to capital projects funds in 2017, reflecting the timing of bond proceeds reimbursements from a March 2017 bond sale ($1.2 billion). These increases are almost entirely offset by a $1.2 billion decline in transfers of Extraordinary Monetary Settlement funds for projects appropriated from DIIF and the capital projects fund in Fiscal 2018, including temporary loans and planned repayment of funds related to debt management actions.



Debt Service. The State pays debt service on all outstanding State-supported bonds. These include general obligation bonds, for which the State is constitutionally obligated to pay debt service, as well as bonds issued by State public authorities (i.e., Empire State Development Corporation (ESDC), Dormitory Authority of the State of New York (DASNY), and the New York State Thruway Authority (NYSTA), subject to an appropriation). Depending on the credit structure, debt service is financed by transfers from the General Fund, dedicated taxes and fees, and other resources, such as patient income revenues.



Total State Operating/All Funds debt service is projected at $5.3 billion in Fiscal 2018, of which approximately $921 million is paid from the General Fund through transfers and $4.4 billion from other State funds supported by dedicated tax receipts. The General Fund transfer finances debt service payments on General Obligation and service contract bonds. Debt service for the State's revenue bonds is paid directly from other dedicated State funds, subject to appropriation, including PIT and Sales Tax bonds, DHBTF bonds, and mental health facilities bonds.



Other Considerations. Any deterioration of the State's fiscal situation could increase the risk of investing in New York municipal securities, including the risk of issuer default, downgrade and bankruptcy, and could also heighten the risk that prices of New York municipal securities will experience greater volatility. Local and national market forces, such as declines in real estate prices and general business activity, may result in decreasing tax bases, fluctuations in interest rates, and increasing construction costs, all of which could reduce the ability of certain municipal issuers to repay their obligations. Any perceived increased likelihood of default among municipal issuers may result in constrained liquidity, increased price volatility and credit downgrades of municipal issuers, any of which could negatively impact the value of all or a substantial portion of the municipal securities held by the Fund. In addition, in certain circumstances it may be difficult for investors to obtain reliable information on the obligations underlying municipal securities.


During periods of volatility municipal issuers may be unable to obtain additional financing through, or may be required to pay higher interest rates on, new issues, which may reduce revenues available for municipal issuers to pay existing obligations. Should the State or its municipalities fail to sell bonds when and at the rates projected, the State could experience significantly increased costs in the General Fund and a weakened overall cash position in the current fiscal year.


A downgrade of a municipal security insurer may negatively impact the price of insured municipal securities and increase the risk that the insurer will be unable to meet all future claims.


INVESTMENT OF STATE MONEY


The Comptroller is responsible for the investment of substantially all State moneys. By law, such moneys may be invested only in obligations issued or guaranteed by the Federal government or the State, obligations of certain Federal agencies that are not guaranteed by the Federal government, certain general obligations of other states, direct obligations of the State's municipalities and obligations of certain public authorities, certain short-term corporate obligations, certain bankers' acceptances, and certificates of deposit secured by legally qualified governmental securities. All securities in which the State invests moneys held by funds administered within the State Treasury must mature within twelve years of the date they are purchased.



FINANCING PLAN


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New York State, including its public authorities, is one of the largest issuers of municipal debt, ranking second among the states, behind California, in the amount of debt outstanding. The State ranks sixth in the U.S. in state debt per capita, behind Connecticut, Massachusetts, Hawaii, New Jersey, and Washington. As of March 31, 2017, State-related debt outstanding totaled $50.7 billion excluding capital leases and mortgage loan commitments, equal to approximately
4.2 percent of New York personal income. The State's debt levels are typically measured by DOB using two categories: State-supported debt and State-related debt.


State-supported debt represents obligations of the State that are paid from traditional State resources (i.e., tax revenue) and have a budgetary impact. It includes General Obligation debt to which the full faith and credit of the State has been pledged, and lease purchase and contractual obligations of public authorities and municipalities, where the State's legal obligation to make payment to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. These include the State PIT Revenue Bond program and the State Sales Tax Revenue Bond program. Since 2002, the State has financed most of its capital program with PIT Revenue Bonds a revenue bond program that has reduced its cost of borrowing and created efficiencies by permitting the consolidation of bond sales. Prior to 2002, the State had primarily financed its capital spending with lower-rated lease purchase and contractual service obligations of public authorities. The State has transitioned to using only three credits - General Obligation bonds, PIT Revenue Bonds, and Sales Tax Revenue Bonds.


State-related debt is a broader measure of State debt which includes all debt that is reported in the State's GAAP-basis financial statements, except for unamortized premiums and accumulated accretion on capital appreciation bonds. These financial statements are audited by external independent auditors and published by OSC on an annual basis. The debt reported in the GAAP-basis financial statements includes General Obligation debt, other State-supported debt as defined in the State Finance Law, debt issued by the Tobacco Securitization Finance Corporation, certain debt of the Municipal Bond Bank Agency (MBBA) issued to finance prior year school aid claims and capital leases and mortgage loan commitments. In addition, State-related debt reported by DOB includes State-guaranteed debt, moral obligation financings and certain contingent-contractual obligation financings, where debt service is paid from non-State sources in the first instance, but State appropriations are available to make payments if necessary. These numbers are not reported as debt in the State's GAAP-basis financial statements.


The State's debt does not encompass, and does not include, debt that is issued by, or on behalf of, local governments and secured (in whole or in part) by State local assistance aid payments. For example, certain State aid to public schools paid to school districts or New York City has been pledged by those local entities to help finance debt service for locally-sponsored and locally-determined financings. Additionally, certain of the State's public authorities issue debt supported by non-State resources (i.e., NYSTA toll revenue bonds, Triborough Bridge and Tunnel Authority (TBTA), MTA revenue bonds or DASNY dormitory facilities revenue bonds) or issue debt on behalf of private clients (i.e., DASNY's bonds issued for not-for-profit colleges, universities, and hospitals). This debt, however, is not treated by DOB as either State-supported debt or State-related debt because it (i) is not issued by the State (nor on behalf of the State), and (ii) does not result in a State obligation to pay debt service. Instead, this debt is accounted for in the respective financial statements of the local governments or other entity responsible for the issuance of such debt and is similarly treated.



The State has never defaulted on any of its General Obligation indebtedness, PIT Revenue Bonds, Sales Tax Revenue Bonds or its obligations under lease-purchase or contractual obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.


General Obligation Bonds. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake a long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act of 2000 imposed statutory limitations on new State-supported debt issued on and after April 1, 2000. The State Constitution provides that general obligation bonds, which can be paid without an appropriation, must be paid in equal annual principal installments or installments that result in substantially level or declining debt service payments, mature within 40 years after issuance, and begin to amortize not more than one year after the issuance of such bonds. However, general obligation housing bonds must be paid within 50 years after issuance, with principal commencing no more than three years after issuance. The Debt Reform Act limits the


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maximum term of State-supported bonds, including general obligation bonds, to
30 years, and the State currently has no bonds outstanding with a remaining final maturity that is more than 30 years. As of March 31, 2017, approximately $2.5 billion of General Obligation bonds were outstanding.



State-Supported Debt. Lease-purchase and contractual-obligation financings involve obligations of certain public authorities or municipalities where debt service is payable by the State, but which are not general obligations of the State. Debt service payable to these public authorities from State appropriations for such lease-purchase and contractual obligation financings may be paid from general resources of the State or from dedicated tax and other sources (e.g., State personal income taxes, motor vehicle and motor fuel related-taxes, dormitory facility rentals, and patient charges). Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments.



New York Local Government Assistance Corporation ("LGAC"). In 1990, as part of a State fiscal reform program to eliminate the need for continued short-term seasonal borrowing, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments that had been traditionally funded through the State's annual seasonal borrowing. The legislation also dedicated revenues equal to the first 1% of the State sales and use tax to pay debt service on these bonds. As of June 1995, LGAC had issued State-supported bonds and notes to provide net proceeds of $4.7 billion, completing the program. The issuance of these long-term obligations, which are to be amortized over no more than 30 years, with the final debt service payment on April 1. 2025. As of March 31, 2017, approximately $1.81 billion of LGAC bonds were outstanding.



Personal Income Tax Revenue Bonds. Since 2002, the PIT Revenue Bond Program has been the primary financing vehicle used to fund the State's capital program. Legislation enacted in 2001 provided for the issuance of State PIT Revenue Bonds by the State's Authorized Issuers. The legislation requires 25 percent of State PIT receipts (excluding refunds owed to taxpayers) to be deposited into the RBTF for purposes of making debt service payments on these bonds, with the excess amounts returned to the General Fund. The first State PIT Revenue Bonds were issued on May 9, 2002, and since that time, all of the Authorized Issuers have issued State PIT Revenue Bonds.


Legislation enacted in 2007 increased the amount of PIT receipts to be deposited into the RBTF by removing an exclusion for PIT amounts deposited to the STAR Fund. In the event that (a) the State Legislature fails to appropriate amounts required to make all debt service payments on the State PIT Revenue Bonds or (b) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the State PIT Revenue Bonds, the legislation requires that PIT receipts continue to be deposited to the RBTF until amounts on deposit in the Fund equal the greater of (i) 25 percent of annual PIT receipts or (ii) $6 billion. Debt service on State PIT Revenue Bonds is subject to legislative appropriation, as part of the annual debt service bill.



As of March 31, 2017, approximately $31.8 billion of State PIT Revenue Bonds were outstanding. The projected PIT Revenue Bond coverage ratios, noted below, are based upon estimates of PIT receipts deposited into the RBTF and include projected debt issuances. Assuming average issuances of approximately $5.1 billion annually over the next four years, PIT coverage is expected to decline from 3.5 times in Fiscal 2018 to 2.8 times in Fiscal 2021. The projected PIT Revenue Bond coverage ratios assume that projects previously financed through the Mental Health Revenue Bond program and the DHBTF Revenue Bond program will be issued under the PIT Revenue Bond program or the Sales Tax Revenue Bond Program. Revenues that would have been dedicated to bonds issued under the old programs are transferred to the RBTF to offset debt service costs for projects financed with PIT Revenue bonds or Sales Tax Revenue Bonds, but are not counted towards debt service coverage.



SUNY Dormitory Facilities Bonds. Legislation enacted in 2013 changed the method of paying debt service on outstanding SUNY Dormitory Facilities Lease Revenue Bonds and established a new revenue-based financing credit, the SUNY Dormitory Facilities Revenue Bonds to finance the SUNY residence hall program in the future. The Facilities Revenue Bonds will not include a SUNY general obligation pledge, thereby eliminating any recourse to the State with respect to the Facilities Revenue Bonds. The legislation also provided for the assignment of the revenues derived from the use and occupancy of SUNY's dormitory facilities for the payment of the debt service on both the Lease Revenue


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Bonds and the Facilities Revenue Bonds from SUNY to DASNY. As a result, annual debt service on the outstanding Lease Revenue Bonds is no longer supported by a State appropriation. As of March 31, 2017, approximately $650 million of Lease Revenue Bonds were outstanding. On April 27, 2017, $226 million of Lease Revenue Bonds were refunded with Facilities Revenue Bonds, resulting in $424 million of Lease Revenue Bonds remaining outstanding. Annual debt service payments on the remaining Lease Revenue Bonds is projected to be $50 million in Fiscal 2018, $44 million in Fiscal 2019, $39 million in Fiscal 2020, and $36 million in Fiscal 2021.


Sales Tax Revenue Bond Program. Legislation enacted in 2013 created the Sales Tax Revenue Bond program. This bonding program replicates certain credit features of PIT and LGAC revenue bonds and is expected to continue to provide the State with increased efficiencies and a lower cost of borrowing.


The legislation created the Sales Tax Revenue Bond Tax Fund, a sub-fund within the General Debt Service Fund that will provide for the payment of these bonds. The Sales Tax Revenue Bonds are secured by dedicated revenues consisting of one cent of the State's four cent sales and use tax. With a limited exception, upon the satisfaction of all of the obligations and liabilities of LGAC, this will increase to 2 cents of sales and use tax receipts. Such sales tax receipts in excess of debt service requirements are transferred to the State's General Fund.


The Sales Tax Revenue Bond Fund has appropriation-incentive and General Fund "reach back" features comparable to PIT and LGAC bonds. A "lock box" feature restricts transfers back to the General Fund in the event of non-appropriation or non-payment. In addition, in the event that sales tax revenues are insufficient to pay debt service, a "reach back" mechanism requires the State Comptroller to transfer moneys from the General Fund to meet debt service requirements.


Sales Tax Revenue Bonds are used interchangeably with PIT Revenue Bonds to finance State capital needs. As of March 31, 2017, $5.0 billion of Sales Tax Revenue Bonds were outstanding. Assuming average issuances of approximately $1.3 billion annually over the next four years, Sales Tax coverage based only upon the 1 cent pledge is expected to decline from 4.9 times in Fiscal 2018 to
3.6 times in Fiscal 2021.


Contingent-Contractual Obligation. The State may also enter into statutorily authorized contingent contractual obligation financings under which the State may enter into service contracts obligating it to pay debt service on bonds, subject to annual appropriation, in the event there are shortfalls in revenues from other non-State resources pledged or otherwise available, to pay the debt service on the bonds. The bankruptcy and deteriorating financial conditions of certain hospitals in the Secured Hospitals Program resulted in the State paying approximately $12 million of debt service payments in Fiscal 2017.


Mental Health Facilities Improvement Bonds. Mental Health Facilities Improvement bonds were issued to support capital projects to preserve and maintain both State and community-based facilities operated and/or licensed by OMH, OPWDD, and OASAS. As of March 31, 2017, approximately $754 million of Mental Health Facilities Improvement bonds were outstanding. The State currently has no plans to issue additional Mental Health Facilities Improvement bonds.



Dedicated Highway and Bridge Trust Fund Bonds. DHBTF bonds were issued for State transportation purposes and are backed by dedicated motor fuel, gas and other transportation related taxes and fees, subject to appropriation. As of March 31, 2016, approximately $2.5 billion of DHBTF bonds were outstanding. The State currently has no plans to issue additional DHBTF bonds.



Secured Hospital Program. Under the Secured Hospital Program, the State entered into service contracts to enable certain financially distressed not-for-profit hospitals to issue debt. The contracts obligate the State to pay debt service, subject to annual appropriations, on bonds issued by the New York State Medical Care Facilities Financing Agency and by DASNY. In the event there are shortfalls in revenues from other sources, the State is liable for the debt service. As of March 31, 2017, there were approximately $220 million of bonds outstanding under this program.



Tobacco Settlement Financing Corporation. Legislation enacted in 2003 authorized the State to securitize all of its tobacco settlement payments to the Tobacco Settlement Financing Corporation ("TSFC", a corporation created under the legislation that is a subsidiary of the Municipal Bond Bank Agency) through an asset-backed securitization transaction.

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The legislation authorized the State to enter into contingency contracts obligating the State to pay debt service, subject to annual appropriations, on the TSFC bonds in the event that tobacco receipts and bond reserves are insufficient. To reduce the chance that the State's contractual payments will be required, the TSFC bonds were structured to meet or exceed all rating agency tobacco bond stress tests. The $4.2 billion of upfront payments received by the State from the securitization were used to help restore State budget balance in Fiscal 2004 ($3.8 billion) and Fiscal 2005 ($400 million).



The bonds carried a final nominal maturity of 19 years, but were retired over 14 years, based on optional redemptions. As of March 31, 2017, approximately $660 million of TSFC bonds were outstanding, however based on the 2017 MSA payment, there were sufficient funds, including debt service reserve funds, to retire all remaining TSFC bonds, which redemption occurred on June 1, 2017. The State was never called upon to make any payment, pursuant to the contingency contract on the TSFC bonds.


Moral Obligation Financing. Moral obligation financing generally involves the issuance of debt by a public authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. There has never been a payment default on any moral obligation debt of any public authority. As of March 31, 2017, approximately $1 million of moral obligation debt was outstanding.



State-Guaranteed Financings. Pursuant to specific constitutional authorization, the State may also directly guarantee certain public authority obligations. Payments of debt service on State-guaranteed bonds and notes are legally enforceable obligations of the State. The only current authorization provides for the State guarantee of the repayment of certain borrowings for designated projects of the New York State Job Development Authority ("JDA"). The State has never been called upon to make any direct payments pursuant to any such guarantees.



Due to concerns regarding the economic viability of its programs, JDA's loan and loan guarantee activities were suspended in 1995. JDA resumed its lending activities in 1997 under a revised set of lending programs and underwriting guidelines. In April 2004, JDA issued approximately $42 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA's capital finances. As of March 31, 2017, JDA had approximately $3 million of bonds outstanding. DOB does not anticipate that the State will be called upon to make any payments pursuant to the State guarantee in Fiscal 2018


Borrowing Plan. Debt issuances totaling $6.2 billion are planned to finance new capital project spending in Fiscal 2018, an increase of $3.2 billion (103 percent) from Fiscal 2017, that includes large capital programs for healthcare and the Smart Schools Bond Act that are expected to begin spending in Fiscal 2018. It is anticipated that the State will finance capital projects through PIT Revenue Bonds, Sales Tax Revenue Bonds and General Obligation bonds in Fiscal 2018.


The bond issuances are expected to finance capital commitments for transportation infrastructure ($1.9 billion), education ($1.5 billion), mental hygiene and health care facilities ($786 million), economic development ($1.1 billion), the environment ($584 million), and State facilities and equipment ($397 million).


Over the next four years, new debt issuances are projected to total $27.8 billion. New issuances are primarily for transportation infrastructure ($8.4 billion), education facilities ($6.7 billion), economic development ($4.8 billion), the environment ($2.6 billion), mental hygiene and health care facilities ($3.5 billion), and State facilities and equipment ($1.8 billion).



Interest Rate Exchange Agreements and Net Variable Rate Obligations. Chapter 81 of the Laws of 2002, as amended, authorized issuers of State-supported debt to issue debt instruments which result in a net variable rate exposure (e.g., both variable rate debt and interest rate exchange agreements) equal to no more than 15% of total outstanding State-supported debt and to execute interest rate exchange agreements up to a total notional amount of no more than 15% of total outstanding State-supported debt. The outstanding State-supported debt of $50.2 billion as of March 31, 2016 results

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in a cap on variable rate exposure and a cap on interest rate exchange agreements of about $8 million each. As of March 31, 2017, both the amount of outstanding variable rate debt instruments and interest rate exchange agreements were less than the authorized totals of 15 percent of total outstanding State-supported debt.


As of March 31, 2017, the State's Authorized issuers have a notional amount of $1.7 billion in interest rate exchange agreements. The following table shows the amount of outstanding interest rate exchange agreements subject to the statutory cap. Overall, the State's swap exposure is expected to decline from
3.4 percent in Fiscal 2017 to 1.8 percent in Fiscal 2021.



STATE RETIREMENT SYSTEMS



General. As of March 31, 2016, the State had approximately 180,200 FTE annual salaried employees funded from all funds including some part-time and temporary employees, independently-elected agencies and university systems, but excluding seasonal, legislative and judicial employees. The workforce is now substantially smaller than it was in 1990, when it peaked at approximately 230,000 positions. The State workforce is projected to total 180,557 positions at the end of Fiscal 2017. The State workforce subject to direct Executive control is expected to total 118,590 full time equivalent positions at the end of Fiscal 2017.



The New York State and Local Retirement Systems (the "Systems") provide coverage for public employees of the State and its localities (except employees of New York City and teachers, who are covered by separate plans). The Systems comprise the New York State and Local Employees' Retirement System and the New York State and Local Police and Fire Retirement System. The Comptroller is the administrative head of the Systems. State employees made up about 32% of the membership during Fiscal 2015. There were 3,029 other public employers participating in the Systems, including all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees) and a large number of local authorities of the State.



As of March 31, 2016, 647,399 persons were members and 440,943 pensioners or beneficiaries were receiving benefits. The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired. Members cannot be required to make contributions beyond what was required when membership began.



An amendment to the laws adopted in 2010 authorized the State and participating employers to amortize a portion of their annual pension costs during periods when actuarial contribution rates exceed thresholds established by the statute. Amortized amounts must be paid by State and participating employers in equal annual installments over a ten-year period, and employers may prepay these amounts at any time without penalty. Employers would pay interest on the amortized amount at a rate determined by the Comptroller that is comparable to taxable fixed income investments of a comparable duration. The interest rate will be set annually. Rates will vary according to market performance. The interest rate on the amount an employer chooses to amortize in a particular rate year will be the rate for that year and will be fixed for the duration of the ten-year repayment period. Should the employer choose to amortize in the next rate year, the interest rate on that amortization will be the rate set for that year, which may be different from the previous rate year.



The Fiscal 2014 Enacted Budget included an alternate contribution program (the "Alternate Contribution Stabilization Program") that provides certain participating employers with a one-time election to amortize slightly more of their required contributions than would be available for amortization under the 2010 legislation. In addition, the maximum payment period is increased from ten years to twelve years. The election is available to counties, cities, towns, villages, BOCES, school districts and the four public health care centers operated in the counties of Nassau, Westchester and Erie. The State is not eligible to participate in the Alternate Contribution Stabilization Program. As of March 31, 2016, the amortized amount receivable, including interest, from 26 participating employers for the 2015 amortization is $182.8 million and the amortized amount receivable, including interest, from 26 participating employers for the 2016 amortization is $134.1 million.

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Eligible employers have a one-time only option to elect to participate in the
Alternate Contribution Stabilization Program, which began with Fiscal 2014. For those eligible employers electing the Alternate contribution Stabilization Program, the graded contribution rate for fiscal years ending 2014 and 2015 is 12% of salary for ERS and 20% of salary for PFRS. Thereafter, the graded contribution rate will increase one half of 1% per year towards the actuarially required rate. Electing employers may amortize the difference between the graded rate and the actuarially required rate over a twelve year period at an interpolated twelve year U.S. Treasury Security rate. As with the original Contribution Stabilization Program, when contribution rates fall below legally specified levels and all outstanding amortizations have been paid, employers that elect to amortize under the alternate program will be required to pay additional monies into reserve funds, specific to each employer, which will be used to offset their contributions in the future.



The total State payment (including Judiciary) for Fiscal 2018 was approximately $2.5 billion. Multiple prepayments (including interest credit) have reduced this amount by approximately $2.232 billion.


Pension Assets and Liabilities. Assets are held exclusively for the benefit of members, pensioners and beneficiaries. Investments for the Systems are made by the Comptroller as trustee of the Common Retirement Fund, a pooled investment vehicle. OSC reports that the net assets available for benefits as of March 31, 2016 were $183.6 billion (including $6.2 billion in receivables, which consist of employer contributions, member contributions, member loans, accrued interest and dividends, investment sales and other miscellaneous receivables), a decrease of $5.8 billion or 3.0% from the Fiscal 2015 level of $189.4 billion. The decrease in net position restricted for pension benefits from Fiscal 2015 to Fiscal 2016 reflects, in large part, equity market performance. The System's audited Financial Statement reports a time-weighted investment rate of return of 0.19 percent (gross rate of return before the deduction of certain fees) for Fiscal 2016.


OSC reports that the present value of anticipated benefits for current members, retirees, and beneficiaries increased from $225.7 billion on April 1, 2015 to $232.9 billion (including $112.7 billion for current retirees and beneficiaries) on April 1, 2016. The funding method used by the Systems anticipates that the net assets, plus future actuarially determined contributions, will be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries. Actuarially determined contributions are calculated using actuarial assets and the present value of anticipated benefits. Actuarial assets differed from net assets on April 1, 2016 in that the determination of actuarial assets utilized a smoothing method which recognized 20% of unexpected gain for Fiscal 2016, 40% of the unexpected gain for Fiscal 2015, 60% of the unexpected loss for Fiscal 2014 and 80% of the unexpected gain for Fiscal 2013. The asset valuation method smooths gains and losses based on the market value of all investments. Actuarial assets increased from $184.2 billion on April 1, 2015 to $190.7 billion on April 1, 2016. The ratio of the fiduciary net position to the total pension liability for ERS, as of March 31, 2016, calculated by the System's Actuary, was 90.7 percent. The ratio of the fiduciary net position to the total pension liability for PFRS, as of March 31, 2016, calculated by the System's Actuary, was 90.2 percent.



AUTHORITIES AND LOCALITIES


Public Authorities. Public authorities are created pursuant to State law, are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if these public authorities were to default on their respective State-supported or State-related debt issuances.



The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. These entities generally pay their own operating expenses and debt service costs on their notes, bonds or other legislatively authorized financing structures from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels; charges for public power, electric and gas utility services; tuition and fees; rentals charged for housing units; and charges for occupancy at medical care facilities. Since the State has no actual or contingent liability for the payment of this type of public authority indebtedness, it is not classified as either State-supported debt or State-related debt. Some public authorities, however, receive monies from State appropriations to pay for the operating costs of certain programs.

There are statutory arrangements that, under certain circumstances, authorize State local assistance payments otherwise payable to localities to be made instead to the issuing public authorities in order to secure the payment of debt service on their revenue bonds and notes. However, in honoring such statutory arrangement for the redirection of local assistance payments, the State has no constitutional or statutory obligation to provide assistance to localities beyond amounts that have been appropriated therefor in any given year.


While the fiscal condition of New York City and other local governments in the State is reliant, in part, on State aid to balance their annual budgets and meet their cash requirements, the State is not legally responsible for their financial condition and viability. Indeed, the provision of State aid to localities, while one of the largest disbursement categories in the State budget, is not constitutionally obligated to be maintained at current levels or to be continued in future fiscal years and the State Legislature may amend or repeal statutes relating to the formulas for and the apportionment of State aid to localities.


The City of New York. The fiscal demands on the State may be affected by the fiscal condition of New York City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State's finances may be affected by the ability of New York City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets. The official financial disclosure of The City of New York and the financing entities issuing debt on its behalf is available by contacting City Director of Investor Relations, (212) 788-5875 or contacting the City Office of Management and Budget, 75 Park Place, 6th Floor, New York, NY 10007. The State assumes no liability or responsibility for any financial information reported by The City of New York and its related issuers.


Other Localities. Certain localities other than New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing by local governments has become more common in recent years. State legislation enacted post-2004 includes 27 special acts authorizing bond issuances to finance local government operating deficits, most recently for the Village of Suffern. Included in this figure are special acts that extended the period of time related to prior authorizations and modifications to issuance amounts previously authorized. When a local government is authorized to issue bonds to finance operating deficits, the local government generally is subject to certain additional fiscal oversight during the time the bonds are outstanding, including an annual budget review by OSC.


In addition to deficit financing authorizations, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within particular localities. The Cities of Buffalo and Troy, and the Counties of Erie and Nassau are subject to varying levels of review and oversight by entities created by such legislation. The City of Newburgh operates under special State legislation that provides for fiscal oversight by the State Comptroller. The impact on the State of any possible requests in the future for additional oversight or financial assistance cannot be determined at this time and therefore is not included in the Enacted Budget Financial Plan projections.


The City of Yonkers (the "City") no longer operates under an oversight board but must adhere to a Special Local Finance and Budget Act. The Yonkers City School District (the "School District") is fiscally dependent upon the City as it lacks taxing authority. In January 2014, the Yonkers Board of Education identified an improper accrual of State aid that resulted in an unanticipated shortfall in available funds for operation of the School District. In response, the Yonkers City School District Deficit Financing Act was enacted, which authorized the City, subject to certain requirements, to issue serial bonds, not to exceed $45 million by March 31, 2015, to liquidate current deficits in the School District's general fund as of June 30, 2014. The Fiscal 2015 Enacted Budget provided an additional $28 million to the City over other education aid provided by the State for the support of the School District for the City fiscal year 2015. Legislation enacted in 2015 provided another $25 million to Yonkers for the support of the Yonkers School District for Yonkers fiscal years ending 2016 and 2017, subject to Yonkers submitting a comprehensive financial plan that provides for continuity of current educational services and receiving approval of that plan from the Director of the Budget. That plan has been submitted and approved by the State Director of the Budget.


A total of 59 local governments (10 counties, 11 cities, 20 towns, 18 villages) and 82 school districts have been placed in a stress category by OSC based on financial data for their fiscal years ending in 2015. The vast majority of entities scored by OSC (93 percent) are classified in the "No Designation" category.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the State or Federal government may reduce (or in some cases eliminate) funding of some local programs or disallow certain claims which, in turn, may require local governments to fund these expenditures from their own resources. Similarly, past cash flow problems for the State have resulted in delays in State aid payments to localities. In some cases, these delays have necessitated short-term borrowing at the local level.


Other factors that have had, or could have, an impact on the fiscal condition of local governments and school districts include: the loss of temporary Federal stimulus funding; recent State aid trends; constitutional and statutory limitations on the imposition by local governments and school districts of property, sales and other taxes; and for some communities, the significant upfront costs for rebuilding and clean-up in the wake of a natural disaster. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long range economic trends. Other large scale potential problems, such as declining urban populations, declines in the real property tax base, increasing pension, health care and other fixed costs, or the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate requests for State assistance.



Ultimately, localities as well as local public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State.


LITIGATION AND ARBITRATION


General. The legal proceedings described below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million. Adverse developments in the proceedings described below, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could materially affect the State's finances in Fiscal 2017 and beyond.


The State is party to other claims and litigation, which either its legal counsel has advised that it is not probable that the State will suffer adverse court decisions or the State has determined do not, considered on a case by case basis, meet the materiality threshold described in the first paragraph of this section. Although the amounts of potential losses, if any, resulting from this litigation are not presently determinable, it is the State's opinion that its ultimate liability in any of these cases is not expected to have a material and adverse effect on the State's financial position in Fiscal 2017 or thereafter. Adverse developments in the proceedings described below, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced fiscal year Updated Financial Plan. The State believes that the Updated Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during Fiscal 2017. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential Updated Financial Plan resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced fiscal year Updated Financial Plan.


The information reported below is based on the disclosure contained in the AIS. Subsequent updates to the AIS may include material developments in the litigations described below as well as new material litigations that may commence after the date of this disclosure.


Real Property Claims



Over the years, there have been a number of cases in which Native American tribes have asserted possessing interests in real property or sought monetary damages as a result of claims that certain transfers of property from the tribes or their predecessors-in-interest in the 18th and 19th centuries were illegal. Of these cases, only one remains active.

In Canadian St. Regis Band of Mohawk Indians, et al. v. State of New York, et al. (NDNY), plaintiffs seek ejectment and monetary damages for their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. The defendants' motion for judgment on the pleadings, relying on prior decisions in other cases rejecting such land claims, was granted in great part through decisions on July 8, 2013 and July 23, 2013, holding that all claims are dismissed except for claims over the area known as the Hogansburg Triangle and a right of way claim against Niagara Mohawk Power Corporation.


On May 21, 2013, the State, Franklin and St. Lawrence Counties, and the Tribe signed an agreement resolving a gaming exclusivity dispute, which agreement provides that the parties will work towards a mutually agreeable resolution of the Tribe's land claim. The land claim had been stayed through at least October 25, 2017 to allow for settlement negotiations.


On May 28, 2014, the State, the New York Power Authority and St. Lawrence County signed a memorandum of understanding with the St. Regis Mohawk Tribe endorsing a general framework for a settlement, subject to further negotiation. The memorandum of understanding does not address all claims by all parties and will require a formal written settlement agreement. Any formal settlement agreement will also require additional local, State and Congressional approval.



In Shinnecock Indian Nation v. State of New York, et al. (EDNY), plaintiff seeks ejectment, monetary damages, and declaratory and injunctive relief for its claim that approximately 3,600 acres in the Town of Southampton were illegally transferred from its predecessors-in-interest. On December 5, 2006, the District Court granted defendants' motion to dismiss, based on the Sherrill and Cayuga decisions. Plaintiff moved for reconsideration before the District Court and also appealed to the Second Circuit Court of Appeals. The Shinnecock appeal to the Second Circuit was reinstated and, on October 28, 2015, the Second Circuit affirmed the District Court's decision dismissing plaintiff's claim. On March 25, 2016, plaintiff filed a petition for a writ of certiorari in the United States Supreme Court from the Second Circuit's decision. On June 27, 2016, the Supreme Court denied plaintiff's petition for certiorari.


Family Assistance



In Velez v. Roberts (Sup. Ct., New York Co.), plaintiffs allege violations of Social Services Law (section) 350(1)(a) and the State Administrative Procedure Act and seek judgment that the New York State Office of Temporary Disability Assistance is failing to meet its statutory obligation to provide an adequate shelter allowance because that allowance and the Family Eviction Prevention Supplement (FEPS), used to supplement shelter allowance benefits, have not been increased since 2005 and 2004, respectively. The parties settled the case on February 27, 2017. On June 8, 2017, upon Plaintiffs' uncontested motion, the Court preliminarily approved the settlement, and provisionally certified the class and set September 8, 2017 as the date for the fairness hearing. On September 8, 2017, following the fairness hearing, the Court certified the plaintiff class and approved the class action settlement.



Medicaid Nursing Home Rate Methodology


In Kateri Residence v. Novello (Sup. Ct., New York Co.) and several other cases, the plaintiffs challenge several nursing home rate methodologies, including the "reserve bed patient day adjustment." which regulates payments to nursing homes when long term care patients are receiving off-site care. Supreme Court, New York county, granted partial summary judgment to plaintiffs in Kateri, holding that the reserve bed patient day adjustment rate methodology was improper. The Appellate Division, First Department affirmed the Supreme Court's partial summary judgment decision on interlocutory appeal and remanded the case to the Supreme Court for further proceedings. The Court of Appeals denied leave to appeal on the grounds that the decision was not final. The Supreme Court directed the defendant to re-compute Medicaid rates for the plaintiffs' facilities, and that recomputation was completed in October 2013. The parties are presently conducting discovery. Plaintiffs brought a motion, which was returnable on March 5, 2014, to compel payment of the impacted Medicaid rates computed thus far by the Department of Health staff, resulting from application of the reserved bed day methodology. On June 3, 2014, the court granted this motion to the extent of directing payment of $6.5 million out of the $49 million sought by plaintiff. The State has filed both a notice of appeal and a motion to renew or reargue that motion. Plaintiffs also brought a motion to consolidate over two hundred additional Medicaid rate cases into the present case, which was returnable on May 16, 2014. The motion has been granted and the State has filed a Notice of Appeal.

In April and May 2015, the Supreme Court, New York County, administratively consolidated many of the reserved bed day Kateri matters under the new caption of Bayberry, et al. With respect to a portion of the newly consolidated cases, at the end of April 2015, as ordered, DOH performed additional rate calculations that incorporated Petitioners' reserved bed day interpretation and similar calculations by DOH for additionally consolidated cases, referred to under the heading of the Lead Petitioner (Cabrini), were also performed by DOH. Document discovery closed on July 1, 2015; a court status conference has been adjourned to March 2, 2016, pending ongoing settlement negotiations.



In March 2016, over 600 nursing home facilities, including all of the Kateri plaintiffs, entered a "universal settlement" with the State, resolving all issues concerning nursing home rate reimbursement unless specifically excluded from the settlement by agreement of the parties. The Kateri plaintiffs and the State agreed to exclude one issue, called "facility specific rebasing claims," and agreed to cap potential liability for that issue at no more than $15 million inclusive of all fees and costs. The parties filed a stipulation on June 22, 2016 setting forth a proposed briefing schedule for a motion to determine that issue with all papers due by August 12, 2016, and the next scheduled court conference adjourned to September 21, 2016. Pending completion of settlement discussions of the remaining "facility specific rebasing claims" issue, the parties reached a revised briefing schedule at a court conference on December 21, 2016, pursuant to which plaintiffs' motions associated with their remaining claim were due to be filed on February 3, 2017, with opposition to such motions due on or before March 3, 2017, reply if any due on or before March 24, 2017, and a court conference scheduled for April 26, 2017. By stipulation dated May 30, 2017, counsel for the parties agreed to extend the dates set forth in the December 21, 2016 conference order as follows: motion on facility specific rebasing issues due June 30, 2017; opposition July 31, 2017; reply September 15, 2017, motion on remaining "open issues" other than facility specific rebasing due September 29, 2017, opposition due October 31, 2017 and reply papers due November 29, 2017, and the next court conference was scheduled on June 28, 2017 while settlement discussions continued. Counsel for the parties agreed to appear in court on June 21, 2017 at 11:30 a.m. to further discuss settlement with the Court. At that conference, the parties agreed to settle the case by so ordered stipulation, pursuant to which the State would pay the plaintiff the sum of $9 million, in exchange for a discontinuance with prejudice. On August 24, 2017, plaintiff's counsel received the agreed-upon payment of $9 million in full settlement of the remaining issues in this litigation.

Canal System Financing



American Trucking Association v. New York State Thruway Authority, 13-CV-8123
(SDNY), is a purported class action by a trucking industry trade association and three trucking companies against the Thruway Authority, the Canal Corporation and individual officers and board members of both entities, claiming violations of the Commerce Clause and the Privileges and Immunities Clauses of the United States Constitution because of the Thruway Authority's use of revenues from Thruway Authority tolls to maintain and improve the State's canal system. The District Court granted defendant's motion to dismiss the complaint for failure to join the State as a necessary party. On August 4, 2015, the Second Circuit Court of Appeals reversed the judgment of the District Court dismissing the complaint and remanded the case to District Court for further proceedings.


Following the Second Circuit's remand, plaintiffs filed a motion for partial summary judgment on December 9, 2015. Defendants filed an opposition and cross-motion for summary judgment on February 15, 2016. Briefing on the motion and cross-motion were fully submitted as of April 1, 2016. In an August 10, 2016 decision, the District Court concluded that the claims were not barred by limitations or laches and that, to the extent that the tolls collected from interstate truckers were used to maintain the canal system, the incorporate of those expenses into the Thruway's toll rates, and their collection from the plaintiffs, violates the dormant commerce clause of the United States Constitution.


Plaintiffs' motion for class action certification was filed with the District Court on September 6, 2016. Defendants' response was filed on November 18, 2016 and plaintiffs' reply was filed February 3, 2017. In addition, on January 26, 2017, the Thruway Authority moved to dismiss for lack of subject matter jurisdiction based on Federal legislation authorizing the Thruway to use highway tolls for canal purposes. Plaintiffs' opposition to that motion was filed February 13, 2017 and defendant's reply was filed on February 16, 2017. Thereafter, all matters on the case were stayed pending the determination of the motion to dismiss - with discovery ongoing, a trial on the issue of damages had previously been scheduled to begin in March 2017. In addition, on February 1, 2017, counsel for plaintiffs filed a similar, companion, action on behalf of the motor bus industry as a related case, Am. Bus Ass'n v. N.Y. Thruway Auth., 17-CV-0782 (SDNY).


On March 1, 2017, the Court entered a decision dismissing the complaint in the original matter under Fed. R. Civ. P. 12(c) for failure to state a cause of action, consistent with the Thruway Authority's motion to dismiss. The Court entered judgment in favor of defendants the same day. The Court also entered an order to show cause in the companion matter brought by the bus association, directing plaintiffs to indicate by March 20, 2017, why the similar matter should not be dismissed on the same grounds as the trucking lawsuit. The Court subsequently granted judgment in favor of defendants in the bus association case. Plaintiffs appealed in both the trucking association and bus association cases, and the two appeals were consolidated by the Second Circuit with the consent of both sides. Plaintiff's opening brief on appeal was filed June 26, 2017. Defendants' opposing brief was filed September 25, 2017.



School Aid


In Maisto v. State of New York, (formerly identified as Hussein v. State of New
York), plaintiffs seek a judgment declaring that the State's system of financing public education violates section I of article II of the State Constitution, on the ground that it fails to provide a sound basic education
(SBE). In a decision and order dated July 21, 2009, Supreme Court, Albany County, denied the State's motion to dismiss the action. On January 13, 2011, the Appellate Division, Third Department, affirmed the denial of the motion to dismiss. On May 6, 2011, the Third Department granted defendants leave to appeal to the Court of Appeals. On June 26, 2012, the Court of Appeals affirmed the denial of the State's motion to dismiss.



The trial commenced on January 21, 2015 and was completed on March 12, 2015. The parties are now working on proposed findings of fact on October 28, 2015. Plaintiffs' memorandum of law was filed on November 27, 2015 and defendants' memorandum of law was filed on January 25, 2016. Plaintiffs' reply memorandum was submitted on February 9, 2016. On September 19, 2016, the trial court ruled in favor of the State and dismissed the action. Plaintiffs filed a notice of appeal dated October 5, 2016 with the Appellate Division, Third Department. Plaintiffs have filed their appellate brief and the State's brief was filed May 30, 2017. The appeal was argued on September 5, 2017.

In Aristy-Farer et al. v The State of New York et al. (Sup Ct., NY Co.), commenced February 6, 2013, plaintiffs seek a judgment declaring that the provisions of L. 2012, Chapter 53 and L. 2012, Chapter 57, Part A, (section) 1, linking payment of State school aid increases for 2012-2013 to submission by local school districts of approvable teacher evaluation plans violates, among other provisions of the State Constitution, Article XI (section) 1, because implementation of the statutes would prevent students from receiving a sound basic education. Plaintiffs moved for a preliminary injunction enjoining the defendants from taking any actions to carry out the statutes to the extent that they would reduce payment of State aid disbursements referred to as General Support for Public Schools to the City of New York pending a final determination. The State opposed this motion. By order dated February 19, 2013, the Court granted the motion for preliminary injunction. The State appealed. On May 21, 2013, the Appellate Division, First Department, denied plaintiffs' motion for a stay pending appeal. As a result, plaintiffs have agreed to vacate their preliminary injunction and the State will withdraw its appeal. On April 7, 2014, Supreme Court denied the State's motion to dismiss. The State's appeal is pending. The Answer to the Second Amended Complaint was filed on February 2, 2015.



By decision dated August 12, 2014, Supreme Court, New York County, granted a motion to consolidate Aristy-Farer with New Yorkers for Student Educational Rights v. New York discussed below. On June 27, 2017, the Court of Appeals dismissed the Aristy-Farer action but held that the New Yorkers for Student Educational Rights v. New York action could proceed on a limited basis as to the New York City and Syracuse school districts, as discussed below


In New Yorkers for Student Educational Rights v. New York, the organizational plaintiff and several individual plaintiffs commenced a new lawsuit on February 11, 2014, in Supreme Court, New York County, claiming that the State is not meeting its constitutional obligation to fund schools in New York City and throughout the State to provide students with an opportunity for a sound basic education. Plaintiffs specifically allege that the State is not meeting its funding obligations for New York City Schools under the Court of Appeals decision in Campaign for Fiscal Equity ("CFE") v. New York, 8N.Y.3d 14 (2006), and - repeating the allegations of Aristy-Farer - challenge legislation conditioning increased funding for New York City schools on the timely adoption of a teacher evaluation plan. With regard to other school districts throughout the State, plaintiffs allege that the State is not providing adequate Statewide funding, has not fully implemented certain 2007 reforms to the State aid system, has imposed gap elimination adjustments decreasing State aid to school districts, and has imposed caps on State aid increases, and on local property tax increases unless approved by a supermajority. Finally, they allege that the State has failed to provide assistance, services, accountability mechanisms, and a rational cost formula to ensure that students throughout the State have an opportunity for a sound basic education.



Plaintiffs seek a judgment declaring that the State has failed to comply with CFE, that the State has failed to comply with the command of State Constitution
Article XI to provide funding for public schools across the State, and that the gap elimination adjustment and caps on State aid and local property tax increases are unconstitutional. They seek an injunction requiring the State to eliminate the gap elimination adjustments and caps on State aid and local property tax increases, to reimburse New York City for the funding that was withheld for failure to timely adopt a teacher evaluation plan, to provide greater assistance, services and accountability, to appoint an independent commission to determine the cost of providing students the opportunity for a sound basic education, and to revise State aid formulas.


On May 30, 2014, the State filed a motion to dismiss all claims. On June 24, 2014, plaintiffs moved for a preliminary injunction seeking to restrain defendants from enforcing three of the four statutory provisions challenged in the underlying action. Specifically, plaintiffs seek to enjoin defendants from enforcing: (1) the gap elimination adjustment set forth in N.Y. Education Law (section) 3602(17); (2) the cap on state aid increases set forth in N.Y. Education Law (section) 3602(1)(dd); and (3) the requirements regarding increases in local property tax levies set forth in N.Y. Education Law (section)(section) 3602(1)(dd) & (18), On July 8, 2014, defendants moved by Order to Show Cause to change the venue of the preliminary injunction application, as well as the entire action, to Albany County, pursuant to CPLR 6311(1). By Decision and Order dated August 8, 2014, the Court granted defendants' motion to transfer the preliminary injunction application to Albany County, but denied that part of the motion which sought to transfer the entire action.


By letter, dated October 27, 2014, plaintiffs withdrew their motion for a preliminary injunction. By Order dated November 17, 2014, Supreme Court, New York County, denied defendants' motion to dismiss. By separate Order, dated November 17, 2014, Supreme Court, New York County, also granted the motion of the City of Yonkers to intervene as a plaintiff in the proceeding. Defendants filed Notices of Appeal of both November 17, 2014 decisions on December 15, 2014.

Defendants filed Answers to the Amended Complaint and to Yonkers' Intervenor Complaint on February 2, 2015. The appeals of both November 17, 2014 decisions, along with the appeal in Aristy-Farer, were heard by the First Department on February 24, 2016.


Plaintiffs moved for partial summary judgment, pre-discovery, on May 29, 2015. Defendants filed opposition papers and cross-moved for partial summary judgment on July 31, 2015. Defendants also moved for a stay of the litigation pending the outcomes of the pending appeals. Oral argument was held on the cross-motions for partial summary judgment and the motion for a stay on November 4, 2015. The court denied both parties' motions for partial summary judgment on November 20, 2015. The court also denied defendants' motion for a stay on November 20, 2015. The court held a preliminary conference on February 3, 2016. On April 5, 2016, following the submission of a stipulation by the parties, the court stayed the case pending the outcome of the appeal before the First Department.



On September 8, 2016, the First Department ruled largely in favor of plaintiffs and held that the bulk of their school-financing claims in Aristy-Farer and New Yorkers for Students' Educational Rights (NYSER) could proceed. Defendants moved for leave to appeal to the Court of Appeals, and that motion was granted by the First Department on December 15, 2016. The matter was fully briefed in the Court of Appeals which heard argument on May 30, 2017.


On June 27, 2017, the Court of Appeals held that the Aristy-Farer complaint failed to state a claim and that the NYSER complaint failed to state a claim on its causes of action alleging that the State violated the Constitution by departing from funding levels endorsed in CFE and envisioned by the Legislature's 2007 reforms to the State aid system. The Court held that plaintiffs could proceed on their claims that the State was failing in its constitutional obligation to ensure the provision of minimally adequate educational services in the New York City and Syracuse school districts and remanded for further proceedings as to those two districts only.


Discovery is currently stayed, while the plaintiffs are amending their complaint in the NYSER action. The amended complaint is due by November 10, 2017. Defendants' response is due by February 8, 2018. It is expected that the parties will set a discovery schedule shortly after defendants file their response.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - PART II



                                                                                             PAGE
Part II...................................................................................    II-1
  Management of the Funds.................................................................    II-1
   Board Members..........................................................................    II-6
  Fund Organization.......................................................................    II-9
  Purchase and Redemption of Shares.......................................................   II-16
   Purchases..............................................................................   II-17
   Redemptions............................................................................   II-20
   Exchanges..............................................................................   II-23
  Distribution and Service Agreements and Plans...........................................   II-28
  Investments.............................................................................   II-34
   Investments, Practices and Techniques, and Risks.......................................   II-34
  Portfolio Transactions..................................................................   II-34
  Portfolio Holdings Information..........................................................   II-36
  Net Asset Value.........................................................................   II-37
  Proxy Voting Policy and Guidelines......................................................   II-41
  Miscellaneous...........................................................................   II-41
  Ratings Of Investments..................................................................   II-42
  Part II: Appendix II-A - Board Members and Officers.....................................   II-48
  Part II: Appendix II-B - Portfolio Management Compensation..............................   II-54
  Part II: Appendix II-C - Fee Rates of Service Providers.................................   II-57
  Part II: Appendix II-D - Financial Services Firms' Compensation.........................   II-67
  Part II: Appendix II-E - Firms With Which Deutsche Asset Management Has Revenue Sharing    II-71
Arrangements..............................................................................
  Part II: Appendix II-F - Class A and Class T Sales Charge Schedule......................   II-74
  Part II: Appendix II-G - Investments, Practices and Techniques, and Risks...............   II-77
  Part II: Appendix II-H - Taxes..........................................................  II-139
  Part II: Appendix II-I - Proxy Voting Policy and Guidelines.............................  II-165

PART II

Part II of this SAI includes policies, investment techniques and information that apply to the Deutsche funds. Unless otherwise noted, the use of the term "fund" applies to all Deutsche funds.



MANAGEMENT OF THE FUNDS


INVESTMENT ADVISOR. Deutsche Investment Management Americas Inc. (DIMA or the Advisor), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. The Advisor and its predecessors have more than 90 years of experience managing mutual funds and provide a full range of global investment advisory services to institutional and retail clients.



Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and Deutsche AM Distributors, Inc. (DDI or the Distributor). Deutsche Asset Management is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.


The Advisor and its affiliates may utilize the resources of Deutsche Asset Management's global investment platform to provide investment management services through branch offices or affiliates located outside the US. In some cases, the Advisor and its affiliates may also utilize Deutsche Asset Management's branch offices or affiliates located in the US or outside the US to perform certain services, such as trade execution, trade matching and settlement, or various administrative, back-office or other services. The delegation of trade execution, trade matching and settlement services to Deutsche Asset Management's branch offices or affiliates will not result in additional fees for a fund or a fund's shareholders. The branch offices or affiliates receive a flat fee for their trade routing services, payable by the Advisor, and do not have authority to select portfolio investments or otherwise provide advice to a fund. Deutsche Asset Management's branch offices or affiliates may have discretion to select intermediaries to execute trades and to aggregate trade orders for a fund with those of other Deutsche funds as well as non-Deutsche funds clients. The delegation of trade execution, trade matching and settlement services to Deutsche Asset Management's branch offices or affiliates may result in certain cost savings for the Advisor and its affiliates through consolidation of functions and, as a result, may create a conflict of interest between the Advisor and its affiliates and a fund. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the US.


In some instances, the investments for a fund may be managed by the same individuals who manage one or more other mutual funds advised by DIMA that have similar names, objectives and investment styles. A fund may differ from these other mutual funds in size, cash flow patterns, distribution arrangements, expenses and tax matters. Accordingly, the holdings and performance of a fund may be expected to vary from those of other mutual funds.


Certain investments may be appropriate for a fund and also for other clients advised by DIMA. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by DIMA to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund.

Purchase and sale orders for a fund may be combined with those of other clients of DIMA in the interest of achieving the most favorable net results to a fund.


DIMA, its parent or its subsidiaries, or affiliates may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of a fund, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. DIMA has informed a fund that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for a fund, DIMA will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a fund is a customer of DIMA, its parent or its subsidiaries or affiliates. Also, in dealing with its customers, the Advisor, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by DIMA or any such affiliate.


Officers and employees of the Advisor from time to time may have transactions with various banks, including a fund's custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other fund relationships.


From time to time, DIMA, Deutsche Bank AG or their affiliates may at their sole discretion invest their own assets in shares of a fund for such purposes it deems appropriate, including investments designed to assist in the management of a fund. Any such investment may be hedged by DIMA, Deutsche Bank AG or their affiliates and, in that event, the return on such investment, net of the effect of the hedge, would be expected to differ from the return of a fund. DIMA, Deutsche Bank AG or their affiliates have no obligation to make any investment in a fund and the amount of any such investment may or may not be significant in comparison to the level of assets of a fund. In the event that such an investment is made, except as otherwise required under the 1940 Act, DIMA, Deutsche Bank AG or their affiliates would be permitted to redeem the investment at such time that they deem appropriate.


TERMS OF THE INVESTMENT MANAGEMENT AGREEMENTS. Pursuant to the applicable Investment Management Agreement, DIMA provides continuing investment management of the assets of a fund. In addition to the investment management of the assets of a fund, the Advisor determines the investments to be made for each fund, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with a fund's policies as stated in its prospectus and SAI, or as adopted by a fund's Board. DIMA will also monitor, to the extent not monitored by a fund's administrator or other agent, a fund's compliance with its investment and tax guidelines and other compliance policies.


DIMA provides assistance to a fund's Board in valuing the securities and other instruments held by a fund, to the extent reasonably required by valuation policies and procedures that may be adopted by a fund.


Pursuant to the Investment Management Agreement, (unless otherwise provided in the agreement or as determined by a fund's Board and to the extent permitted by applicable law), DIMA pays the compensation and expenses of all the Board members, officers, and executive employees of a fund, including a fund's share of payroll taxes, who are affiliated persons of DIMA.


The Investment Management Agreement provides that a fund, except as noted below, is generally responsible for expenses that include, but are not limited to: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by a fund, a fund's custodian, or other agents of a fund; taxes and governmental fees; fees and expenses of a fund's accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of a fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of a fund's business.


DIMA may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services. Such service providers may be located in the US or in non-US jurisdictions. The costs and expenses of such arrangements are generally borne by DIMA, not by a fund.

Shareholders are not parties to, or intended (or "third party") beneficiaries of the Investment Management Agreement, and the Investment Management Agreement is not intended to create in any shareholder any right to enforce it or to seek any remedy under it, either directly or on behalf of a fund.



For Deutsche Emerging Markets Equity Fund and Deutsche Latin America Equity Fund, in rendering investment advisory services, DIMA may use the resources of one or more foreign (non-US) affiliates (the DIMA Overseas Affiliates) that are not registered under the Investment Advisers Act of 1940, as amended (the Advisers Act), to provide portfolio management and research services to the fund. Under a Participating Affiliates Agreement, a DIMA Overseas Affiliate may be considered a Participating Affiliate of DIMA as that term is used in relief granted by the staff of the SEC allowing US-registered advisers to use investment advisory and trading resources of unregistered advisory affiliates subject to the regulatory supervision of the registered adviser. Each Participating Affiliate and any of their respective employees who provide services to the fund are considered under a Participating Affiliate Agreement to be an "associated person" of DIMA as that term is defined in the Advisers Act for purposes of DIMA's required supervision. Deutsche Bank S.A. - Banco Alemao (DB Brazil) is a Participating Affiliate of DIMA. DB Brazil has appointed DIMA to act as its resident agent for service of process in the US.



For Deutsche Mid Cap Value Fund, Deutsche Small Cap Value Fund and Deutsche CROCI (Reg. TM) Equity Dividend Fund, the Investment Management Agreement also provides that DIMA shall render administrative services (not otherwise provided by third parties) necessary for a fund's operation as an open-end investment company including, but not limited to, preparing reports and notices to the Board and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Registrant (such as the Registrant's transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Registrant's federal, state and local tax returns; preparing and filing the Registrant's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Registrant under applicable federal and state securities laws; maintaining the Registrant's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Registrant; assisting in the resolution of accounting and legal issues; establishing and monitoring the Registrant's operating budget; processing the payment of the Registrant's bills; assisting the Registrant in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting the Registrant in the conduct of its business, subject to the direction and control of the Board.


On behalf of Deutsche Mid Cap Value Fund, Deutsche Small Cap Value Fund and Deutsche CROCI (Reg. TM) Equity Dividend Fund, pursuant to a sub-administration agreement between DIMA and State Street Bank & Trust Company (SSB), DIMA has delegated certain administrative functions for each of these funds to SSB under the Investment Management Agreement. The costs and expenses of such delegation are borne by DIMA, not by a fund.


The Investment Management Agreement allows DIMA to delegate any of its duties under the Investment Management Agreement to a subadvisor, subject to a majority vote of the Board, including a majority of the Board who are not interested persons of a fund, and, if required by applicable law, subject to a majority vote of a fund's shareholders.


The Investment Management Agreement provides that DIMA shall not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with matters to which the agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of DIMA in the performance of its duties or from reckless disregard by DIMA of its obligations and duties under the agreement. The Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of a fund on 60 days' written notice.


The Investment Management Agreement continues in effect from year to year only if its continuance is approved annually by the vote of a majority of the Board Members who are not parties to such agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Board or of a majority of the outstanding voting securities of a fund.


Under the Investment Management Agreement, a fund, except as otherwise noted, pays DIMA a management fee calculated daily based on the prior day's net assets and then aggregated for a particular month. For Deutsche Mid Cap Value Fund, Deutsche Small Cap Value

Fund and Deutsche CROCI (Reg. TM) Equity Dividend Fund, the management fee paid to DIMA is calculated and payable monthly based on the average daily net assets for the particular month. The annual management fee rate for each fund is set forth in PART II - APPENDIX II-C.


CROCI (Reg. TM) INVESTMENT STRATEGY AND VALUATION GROUP (APPLICABLE ONLY TO THOSE FUNDS THAT EMPLOY A CROCI (Reg. TM) STRATEGY). The CROCI (Reg. TM) Investment Strategy and Valuation Group is a unit of the Deutsche Bank Group. The CROCI (Reg. TM) Investment Strategy and Valuation Group is responsible for devising the CROCI (Reg. TM) strategy and calculating the CROCI (Reg. TM) Economic P/E Ratios. The CROCI (Reg. TM) Investment Strategy and Valuation Group is not responsible for the management of the funds and does not act in a fiduciary capacity in relation to the funds or the investors in the funds. The CROCI (Reg. TM) strategy is provided without any representations or warranties of any kind and the CROCI (Reg. TM) Investment Strategy and Valuation Group shall not be responsible for any error or omissions in any CROCI (Reg. TM) strategy.


The calculation of the CROCI (Reg. TM) Economic P/E Ratios is determined by the CROCI (Reg. TM) Investment Strategy and Valuation Group using publicly available information. This publicly available information is adjusted on rules-based assumptions made by the CROCI (Reg. TM) Investment and Valuation Group that, subsequently, may prove not to have been correct. As CROCI (Reg.
TM)Economic P/Es Ratios are calculated using historical information, there can be no guarantee of the future performance of the CROCI (Reg. TM) strategy.


SUBADVISORS (APPLICABLE ONLY TO THOSE FUNDS THAT HAVE SUBADVISORY ARRANGEMENTS AS DESCRIBED IN PART I). Each Subadvisor serves as subadvisor to a fund pursuant to the terms of a subadvisory agreement between it and DIMA (Subadvisory Agreement).


Deutsche Alternative Asset Management (Global) Limited (DAAM Global), formerly known as RREEF Global Advisors Limited (RGAL), 1 Great Winchester Street, London, United Kingdom, EC2N 2DB, serves as Subadvisor to all or a portion of the assets of one or more funds. DAAM Global is an investment advisor registered with the SEC. In addition, DAAM Global is an affiliate of DIMA and an indirect, wholly owned subsidiary of Deutsche Bank AG.


Deutsche Asset Management (Hong Kong) Limited (DeAM HK), Level 52, International Commerce Centre, 1 Austin Road West, Kowloon, Hong Kong, serves as Subadvisor to all or a portion of the assets of one or more funds. DeAM HK is an investment advisor registered with the SEC. DeAM HK is an affiliate of DIMA and an indirect, wholly-owned subsidiary of Deutsche Bank AG.


Deutsche Asset Management International GmbH (Deutsche AM International GmbH), Mainzer Landstrasse 11-17, 60329 Frankfurt am Main, Germany, serves as Subadvisor to all or a portion of the assets of one or more funds. Deutsche AM International GmbH is an investment advisor registered with the SEC and is an affiliate of DIMA and an indirect, wholly-owned subsidiary of Deutsche Bank AG.


Northern Trust Investments, Inc. (NTI) 50 South LaSalle Street, Chicago, IL 60603, serves as Subadvisor to all or a portion of the assets of one or more funds. NTI is an Illinois state banking corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the US Bank Holding Company Act of 1956, as amended.


RREEF America L.L.C. (RREEF), 222 South Riverside, Chicago, Illinois 60606, serves as Subadvisor to all or a portion of the assets of one or more funds. RREEF is an investment advisor registered with the SEC. RREEF is an affiliate of DIMA and an indirect, wholly-owned subsidiary of Deutsche Bank AG. RREEF has provided real estate investment management services to institutional investors since 1975 and has been an investment advisor of real estate securities since 1993.


TERMS OF THE SUBADVISORY AGREEMENTS. Pursuant to the terms of the applicable Subadvisory Agreement, a Subadvisor makes the investment decisions, buys and sells securities, and conducts the research that leads to these purchase and sale decisions for a fund. A Subadvisor is also responsible for selecting brokers and dealers to execute portfolio transactions and for negotiating brokerage commissions and dealer charges on behalf of a fund. Under the terms of the Subadvisory Agreement, a Subadvisor manages the investment and reinvestment of a fund's assets and provides such investment advice, research and assistance as DIMA may, from time to time, reasonably request.


Each Subadvisory Agreement provides that the Subadvisor will not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with matters to which the Subadvisory Agreement relates, except a loss resulting from (a) the subadvisor causing a fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in a fund's prospectus or as may be provided in writing by the Board or DIMA, or (b) willful misconduct, bad faith or gross negligence on the part of the Subadvisor in the performance of its duties or from reckless disregard by the Subadvisor of its obligations and duties under the Subadvisory Agreement.


A Subadvisory Agreement continues from year to year only as long as such continuance is specifically approved at least annually (a) by a majority of the Board Members who are not parties to such agreement or interested persons of any such party, and (b) by the shareholders or the Board of the Registrant. A Subadvisory Agreement may be terminated at any time upon 60 days' written notice by DIMA or by the Board of the Registrant or by majority vote of the outstanding shares of a fund, and will terminate automatically upon assignment or upon termination of a fund's Investment Management Agreement.


Under each Subadvisory Agreement between DIMA and a Subadvisor, DIMA, not a fund, pays the Subadvisor a subadvisory fee based on the percentage of the assets overseen by the Subadvisor or based on a percentage of the fee received by DIMA from a fund. The Subadvisor fee is paid directly by DIMA at specific rates negotiated between DIMA and the Subadvisor. No fund is responsible for paying the Subadvisor.


SUB-SUBADVISORS (APPLICABLE ONLY TO THOSE FUNDS THAT HAVE SUB-SUBADVISORY ARRANGEMENTS AS DESCRIBED IN PART I). Each Sub-Subadvisor serves as a sub-subadvisor with respect to a fund pursuant to the terms of the applicable sub-subadvisory agreement between it and the Subadvisor (Sub-Subadvisory Agreement).


Deutsche Alternative Asset Management (Global) Limited (DAAM Global), formerly known as RREEF Global Advisors Limited (RGAL), 1 Great Winchester Street, London, United Kingdom, EC2N 2DB, serves as Sub-Subadvisor to a fund. DAAM Global is an investment advisor registered with the SEC. In addition, DAAM Global is an affiliate of DIMA and an indirect, wholly owned subsidiary of Deutsche Bank AG.



Deutsche Investments Australia Limited (DIAL), Level 16, Deutsche Bank Place, Corner of Hunter & Phillip Streets, Sydney, NSW 2000, Australia, serves as Sub-Subadvisor to a fund. DIAL is an investment advisor registered with the SEC. In addition, DIAL is an affiliate of DIMA and an indirect, wholly owned subsidiary of Deutsche Bank AG.



TERMS OF THE SUB-SUBADVISORY AGREEMENTS. Pursuant to the terms of the applicable Sub-Subadvisory Agreement and under the oversight of the Board, DIMA and the Subadvisor, the Sub-Subadvisors provide investment management services with respect to a fund's assets related to specific foreign markets and provides such investment advice, research and assistance as the Subadvisor may, from time to time, reasonably request. The Subadvisor allocates, and reallocates as it deems appropriate, each of a fund's assets among the Sub-Subadvisors. A Sub-Subadvisor is also responsible for selecting brokers and dealers to execute portfolio transactions and for negotiating brokerage commissions and dealer charges on behalf of a fund. Under the terms of the Sub-Subadvisory Agreement, a Sub-Subadvisor manages the investment and reinvestment of a portion of a fund's assets.


Each Sub-Subadvisory Agreement provides that the Sub-Subadvisor shall not be subject to any liability for any act or omission in the course of providing investment management services to a fund, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of the Sub-Subadvisor in the performance of its duties or from reckless disregard by the Sub-Subadvisor of its obligations and duties under the Sub-Subadvisory Agreement.


A Sub-Subadvisory Agreement continues from year to year only as long as such continuance is specifically approved at least annually (a) by a majority of the Board Members who are not parties to such agreement or interested persons of any such party, and (b) by the shareholders or the Board of the Trust/Corporation. A Sub-Subadvisory Agreement may be terminated at any time upon 60 days' written notice by the Board of the Trust/Corporation or by majority vote of the outstanding shares of a fund, and will terminate automatically upon assignment or upon termination of a fund's Subadvisory Agreement.


Under the Sub-Subadvisory Agreements, the Subadvisor, not the fund, pays each Sub-Subadvisor a sub-subadvisory fee based on the percentage of the assets overseen by the Sub-Subadvisor from the fee received by the Subadvisor from DIMA. The sub-subadvisory fee is paid directly by a Subadvisor at specific rates negotiated between a Subadvisor and a Sub-Subadvisor. No fund is responsible for paying a Sub-Subadvisor.

AGREEMENT TO INDEMNIFY INDEPENDENT BOARD MEMBERS FOR CERTAIN EXPENSES. In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in certain Deutsche funds (Affected Funds), DIMA has agreed to indemnify and hold harmless the Affected Funds (Fund Indemnification Agreement) against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Affected Funds or DIMA (Enforcement Actions) or that are the basis for private actions brought by shareholders of the Affected Funds against the Affected Funds, their directors and officers, DIMA and/or certain other parties (Private Litigation), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Affected Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify certain (or, with respect to certain Affected Funds, all) of the Independent Board Members of the Affected Funds, against certain liabilities the Independent Board Members may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Board Members in connection with any Enforcement Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Affected Funds' Board determines that the Independent Board Members ultimately would not be entitled to indemnification or (2) for any liability of the Independent Board Members or their shareholders to which the Independent Board Member would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Board Member's duties as a director or trustee of the Affected Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Board Members or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by DIMA will survive the termination of the Investment Management Agreements between DIMA and the Affected Funds.

BOARD MEMBERS

BOARD MEMBERS AND OFFICERS' IDENTIFICATION AND BACKGROUND. The identification and background of the Board Members and Officers of the Registrant are set forth in PART II - APPENDIX II-A.


BOARD COMMITTEES AND COMPENSATION. Information regarding the Committees of the Board, as well as compensation paid to the Independent Board Members and to Board Members who are not officers of the Registrant, for certain specified periods, is set forth in PART I - APPENDIX I-B AND PART I - APPENDIX I-C.


ADMINISTRATOR, FUND ACCOUNTING AGENT, TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT, AND CUSTODIAN



ADMINISTRATOR. DIMA serves as a fund's administrator pursuant to an Administrative Services Agreement (except for Deutsche Mid Cap Value Fund, Deutsche CROCI (Reg. TM) Equity Dividend Fund and Deutsche Small Cap Value
Fund).



For its services under the Administrative Services Agreement, the Administrator receives a fee at the rate set forth in PART II - APPENDIX II-C. The Administrator will pay Accounting Agency fees out of the Administrative Services fee.


Under the Administrative Services Agreement, the Administrator is obligated on a continuous basis to provide such administrative services as the Board of a fund reasonably deems necessary for the proper administration of a fund. The Administrator provides a fund with personnel; arranges for the preparation and filing of a fund's tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to a fund's prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains a fund's records; provides a fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of a fund; assists in the resolution of accounting issues that may arise with respect to a fund; establishes and monitors a fund's operating expense budgets; reviews and processes a fund's bills; assists in determining the amount of dividends and distributions available to be paid by a fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Administrator also performs certain fund accounting services under the Administrative Services Agreement.


The Administrative Services Agreement provides that the Administrator will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder. Pursuant to an agreement between the Administrator and SSB, the Administrator has delegated certain administrative functions to SSB. The costs and expenses of such delegation are borne by the Administrator, not by a fund.


Pursuant to the Advisor's procedures, approved by the Board, proof of claim forms are routinely filed on behalf of a fund by a third party service provider, with certain limited exceptions. The Board receives periodic reports regarding the implementation of these procedures. Under some circumstances, the Advisor may decide that a fund should not participate in a class action, and instead cause the fund to pursue alternative legal remedies. Where the rights and interests of funds differ, the Advisor might take different approaches to the same class action claim.



FUND ACCOUNTING AGENT. For Deutsche Mid Cap Value Fund, Deutsche CROCI (Reg.
TM) Equity Dividend Fund and Deutsche Small Cap Value Fund, DIMA, One International Place, Boston, Massachusetts 02110, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for a fund pursuant to a Fund Accounting Agreement. For its services under a Fund Accounting Agreement, DIMA receives a fee at the rate set forth in PART II - APPENDIX II-C.



Pursuant to an agreement between DIMA and SSB, DIMA has delegated certain fund accounting functions to SSB under the Fund Accounting Agreement.


TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT. Deutsche AM Service Company
(DSC), 210 W. 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, is each fund's transfer agent, dividend-paying agent and shareholder service agent pursuant to a transfer agency and service agreement (Transfer Agency and Services Agreement). Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (DST), DSC has delegated certain transfer agent, dividend paying agent and shareholder servicing agent functions to DST. The costs and expenses of such delegation are borne by DSC, not by a fund. For its services under the Transfer Agency and Services Agreement, DSC receives a fee at the rate set forth in PART II - APPENDIX II-C. Each fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of shares whose interests are generally held in an omnibus account.


CUSTODIAN. Under its custody agreement with a fund, the Custodian (i) maintains separate accounts in the name of a fund, (ii) holds and transfers portfolio securities on account of a fund, (iii) accepts receipts and makes disbursements of money on behalf of a fund, and (iv) collects and receives all income and other payments and distributions on account of a fund's portfolio securities. The Custodian has entered into agreements with foreign subcustodians approved by the Board pursuant to Rule 17f-5 under the 1940 Act.


In some instances, the Custodian may use Deutsche Bank AG or its affiliates, as subcustodian (DB Subcustodian) in certain countries. To the extent a fund holds any securities in the countries in which the Custodian uses a DB Subcustodian as a subcustodian, those securities will be held by DB Subcustodian as part of a larger omnibus account in the name of the Custodian (Omnibus Account). For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and (2) transaction charges with respect to transactions that occur within the Omnibus Account (e.g., foreign exchange transactions or corporate transactions). To the extent that a DB Subcustodian receives any brokerage commissions for any transactions, such transactions and amount of brokerage commissions paid by the fund are set forth in PART I - APPENDIX I-H.


The Custodian's fee may be reduced by certain earnings credits in favor of a fund.


FUND LEGAL COUNSEL. Provides legal services to the funds.


TRUSTEE/DIRECTOR LEGAL COUNSEL. Serves as legal counsel to the Independent Board Members.


PRINCIPAL UNDERWRITER AND DISTRIBUTION AGREEMENT. Pursuant to a distribution agreement (Distribution Agreement) with a fund, DDI, 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter and distributor for each class of shares of a fund and acts as agent of a fund in the continuous offering of its shares. The Distribution Agreement remains in effect for a class from year-to-year only if its continuance is approved for the class at least annually by a vote of the Board, including the Board Members who are not parties to the Distribution Agreement or interested persons of any such party.


The Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by a fund or by DDI upon 60 days' notice. Termination by a fund with respect to a class may be by vote of (i) a majority of the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the Distribution Agreement or any related agreement, or (ii) a "majority of the outstanding voting securities" of the class of a fund, as defined under the 1940 Act. All material amendments must be approved by the Board in the manner described above with respect to the continuation of the Distribution Agreement. The provisions concerning continuation, amendment and termination of a Distribution Agreement are on a fund-by-fund and class-by-class basis.



Under the Distribution Agreement, DDI uses reasonable efforts to sell shares of a fund and may appoint various financial services firms to sell shares of a fund and to provide ongoing shareholder services. DDI bears all of its expenses of providing services pursuant to the Distribution Agreement, including the payment of any commissions, concessions, and distribution and/or shareholder service fees to financial services firms. A fund pays the cost of the registration of its shares for sale under the federal securities laws and the registration or qualification of its shares for sale under the securities laws of the various states. A fund also pays the cost for the prospectus and shareholder reports to be typeset and printed for existing shareholders, and DDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DDI also pays for supplementary sales literature and advertising costs. DDI receives any sales charge upon the purchase of shares of a class with an initial sales charge and pays commissions, concessions and distribution fees to firms for the sale of a fund's shares. DDI also receives any contingent deferred sales charges paid with respect to the redemption of any shares having such a charge. DDI receives no compensation from a fund as principal underwriter and distributor except with respect to certain fund classes in amounts authorized by a Rule 12b-1 Plan adopted for a class by a fund (see Distribution and Service Agreements and Plans).


SHAREHOLDER AND ADMINISTRATIVE SERVICES. Shareholder and administrative services are provided to certain fund classes under a shareholder services agreement (Services Agreement) with DDI. The Services Agreement continues in effect for each class from year to year so long as such continuance is approved for the class at least annually by a vote of the Board, including the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the Services Agreement or in any related agreement. The Services Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by a fund or by DDI upon 60 days' notice. Termination by a fund with respect to a class may be by a vote of (i) the majority of the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the Services Agreement or in any related agreement, or (ii) a "majority of the outstanding voting securities" of the class of such fund, as defined under the 1940 Act. The Services Agreement may not be amended for a class to increase materially the fee to be paid by a fund without approval of a majority of the outstanding voting securities of such class of a fund, and all material amendments must in any event be approved by the Board in the manner described above with respect to the continuation of the Services Agreement.


Under the Services Agreement, DDI provides, and may appoint various financial services firms to provide, information and services to investors in certain classes of a fund. Firms appointed by DDI provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to shareholders in the applicable classes of a fund. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a fund, providing assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation.


DDI bears all of its expenses of providing those services pursuant to the Services Agreement, including the payment of any service fees to financial services firms appointed by DDI to provide such services and DDI receives compensation from a fund for its services under the Services Agreement in amounts authorized by a Rule 12b-1 Plan adopted for a class by a fund (see Distribution and Service Agreements and Plans).

DDI may itself provide some of the above distribution and shareholder and administrative services and may retain any portion of the fees received under the Distribution Agreement and/or the Services Agreement not paid to financial services firms to compensate itself for such distribution and shareholder and administrative functions performed for a fund. Firms to which DDI may pay commissions, concessions, and distribution fees or service fees or other compensation may include affiliates of DDI.


CODES OF ETHICS. Each fund, the Advisor, each fund's principal underwriter and distributor, and, if applicable, each fund's subadvisor(s) (and, if applicable, sub-subadvisor(s)) have adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board Members, officers of a Registrant and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by a fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of a fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's or subadvisors Codes of Ethics may be granted in particular circumstances after review by appropriate personnel.



FUND ORGANIZATION

FOR EACH TRUST (EXCEPT DEUTSCHE ASSET ALLOCATION TRUST, DEUTSCHE PORTFOLIO TRUST, DEUTSCHE TAX FREE TRUST AND CASH ACCOUNT TRUST)


The Board has the authority to divide the shares of the Trust into multiple funds by establishing and designating two or more series of the Trust. The Board also has the authority to establish and designate two or more classes of shares of the Trust, or of any series thereof, with variations in the relative rights and preferences between the classes as determined by the Board; provided that all shares of a class shall be identical with each other and with the shares of each other class of the same series except for such variations between the classes, including bearing different expenses, as may be authorized by the Board and not prohibited by the 1940 Act and the rules and regulations thereunder. All shares issued and outstanding are transferable, have no pre-emptive or conversion rights (except as may be determined by the Board) and are redeemable as described in the SAI and in the prospectus. Each share has equal rights with each other share of the same class of the fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.


A fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, shareholders only have the power to vote in connection with the following matters and only to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election, re-election or removal of one or more Trustees if a meeting of shareholders is called by or at the direction of the Board for such purpose(s), provided that the Board shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of one or more Trustees as a result of a request in writing by the holders of not less than 10% of the outstanding shares of the Trust; (b) the termination of the Trust or a fund if, in either case, the Board submits the matter to a vote of shareholders; (c) any amendment of the Declaration of Trust that (i) would affect the rights of shareholders to vote under the Declaration of Trust, (ii) requires shareholder approval under applicable law or (iii) the Board submits to a vote of shareholders; and (d) such additional matters as may be required by law or as the Board may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.


The Declaration of Trust provides that shareholder meeting quorum requirements shall be established in the By-laws. The By-laws of the Trust currently provide that the presence in person or by proxy of the holders of 30% of the shares entitled to vote at a meeting shall constitute a quorum for the transaction of business at meetings of shareholders of the Trust (or of an individual series or class if required to vote separately).


On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the By-laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Board has determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and (b) when the Board has determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.


The Declaration of Trust provides that the Board may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board, in its sole discretion, also may cause the Trust to redeem all of the shares of the Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including: (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount; (b) if a particular shareholder's ownership of shares would disqualify a series from being a regulated investment company; (c) upon a shareholder's failure to provide sufficient identification to permit the Trust to verify the shareholder's identity; (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares; (e) if the Board determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders; (f) when a fund is requested or compelled to do so by governmental authority or applicable law; and (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares or other securities of the Trust. The Declaration of Trust also authorizes the Board to terminate a fund or any class without shareholder approval, and the Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.


The Declaration of Trust provides that, except as otherwise required by applicable law, the Board may authorize the Trust or any series or class thereof to merge, reorganize or consolidate with any corporation, association, trust or series thereof (including another series or class of the Trust) or other entity (in each case, the "Surviving Entity") or the Board may sell, lease or exchange all or substantially all of the Trust property (or all or substantially all of the Trust property allocated or belonging to a particular series or class), including its good will, to any Surviving Entity, upon such terms and conditions and for such consideration as authorized by the Board. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers or any other method approved by the Board. The Board shall provide notice to affected shareholders of each such transaction. The authority of the Board with respect to the merger, reorganization or consolidation of any class of the Trust is in addition to the authority of the Board to combine two or more classes of a series into a single class. (For Deutsche Global Real Estate Securities Fund, the fund's by-laws contain special provisions related to a reorganization of the fund.)


Upon the termination of the Trust or any series, after paying or adequately providing for the payment of all liabilities, which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Board may distribute the remaining Trust property or property of the series to the shareholders of the Trust or the series involved, ratably according to the number of shares of the Trust or such series held by the several shareholders of the Trust or such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion and may be different among shareholders (including differences among shareholders in the same series or class).


Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a fund or a fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of fund property for all losses and expenses of any shareholder held personally liable for the obligations of the fund, and the fund may be covered by insurance which the Board considers adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a disclaimer is inoperative and a fund itself is unable to meet its obligations.


FOR DEUTSCHE ASSET ALLOCATION TRUST, DEUTSCHE PORTFOLIO TRUST AND DEUTSCHE TAX FREE TRUST

The Board has the authority to divide the shares of the Trust into multiple funds by establishing and designating two or more series of the Trust. The Board also has the authority to establish and designate two or more classes of shares of the Trust, or of any series thereof, with variations in the relative rights and preferences between the classes as determined by the Board; provided that all shares of a class shall be identical with each other and with the shares of each other class of the same series except for such variations between the classes, including bearing different expenses, as may be authorized by the Board and not prohibited by the 1940 Act and the rules and regulations thereunder. All shares issued and outstanding are transferable, have no pre-emptive or conversion rights (except as may be determined by the Board) and are redeemable as described in the SAI and in the prospectus. Each share has equal rights with each other share of the same class of the fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.


A fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, shareholders only have the power to vote in connection with the following matters and only to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election, re-election or removal of one or more Trustees if a meeting of shareholders is called by or at the direction of the Board for such purpose(s), provided that the Board shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of one or more Trustees as a result of a request in writing by the holders of not less than 10% of the outstanding shares of the Trust; (b) the termination of the Trust or a fund if, in either case, the Board submits the matter to a vote of shareholders; (c) any amendment of the Declaration of Trust that (i) would change any right with respect to any shares of the Trust or fund by reducing the amount payable thereon upon liquidation of the Trust or fund or by diminishing or eliminating any voting rights pertaining thereto, in which case the vote or consent of the holders of two-thirds of the shares of the Trust or fund outstanding and entitled to vote would be required (ii) requires shareholder approval under applicable law or
(iii) the Board submits to a vote of shareholders; and (d) such additional matters as may be required by law or as the Board may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.

In addition, under the Declaration of Trust, shareholders of the Trust also have the power to vote in connection with the following matters to the extent and as provided in the Declaration of Trust and as required by applicable law:
(a) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claims should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders; (b) with respect to any merger, consolidation or sale of assets; (c) with respect to any investment advisory or management contract entered into with respect to one or more funds; (d) with respect to the incorporation of the Trust or a fund; (e) with respect to any plan adopted pursuant to Rule 12b-1 (or any successor rule) under the 1940 Act; and (f) with respect to such additional matters relating to the Trust as may be required by the Declaration of Trust, the By-laws or any registration of the Trust with the SEC as an investment company under the 1940 Act.


The Declaration of Trust provides that shareholder meeting quorum requirements shall be established in the By-laws. The By-laws of the Trust currently provide that the presence in person or by proxy of the holders of 30% of the shares entitled to vote at a meeting shall constitute a quorum for the transaction of business at meetings of shareholders of the Trust (or of an individual series or class if required to vote separately).


On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the By-laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Board has determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and (b) when the Board has determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.


The Declaration of Trust provides that the Board may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board, in its sole discretion, also may cause the Trust to redeem all of the shares of the Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including: (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount; (b) if a particular shareholder's ownership of shares would disqualify a series from being a regulated investment company; (c) upon a shareholder's failure to provide sufficient identification to permit the Trust to verify the shareholder's identity; (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares; (e) if the Board determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders; (f) when a fund is requested or compelled to do so by governmental authority or applicable law; and (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares or other securities of the Trust. The Declaration of Trust also authorizes the Board to terminate a fund or any class without shareholder approval, and the Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.


Upon the termination of the Trust or any series, after paying or adequately providing for the payment of all liabilities, which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Board may distribute the remaining Trust property or property of the series to the shareholders of the Trust or the series involved, ratably according to the number of shares of the Trust or such series held by the several shareholders of the Trust or such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion and may be different among shareholders (including differences among shareholders in the same series or class).


Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a fund or a fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of fund property for all losses and expenses of any shareholder held personally liable for the obligations of the fund and the fund may be covered by insurance which the Board considers adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a disclaimer is inoperative and a fund itself is unable to meet its obligations.


FOR CASH ACCOUNT TRUST


The Board Members have the authority to create additional funds and to designate the relative rights and preferences as between the different funds. The Board Members also may authorize the division of shares of a fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the funds' prospectuses and SAIs. Each share has equal rights with each other share of the same class of the fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Board Members may also terminate any fund or class by notice to the shareholders without shareholder approval.


The Trust generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of Board Members if a meeting is called for such purpose; (b) the adoption of any contract for which shareholder approval is required by the 1940 Act; (c) any termination or reorganization of the Trust to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Trust or any fund, establishing a fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Trust, or any registration of the Trust with the Securities and Exchange Commission or any state, or as the Board Members may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.


Subject to the Declaration of Trust, shareholders may remove Board Members. Each Board Member serves until the next meeting of shareholders, if any, called for the purpose of electing Board Members and until the election and qualification of a successor or until such Board Member sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the Board Members. In accordance with the 1940 Act (a) the Trust will hold a shareholder meeting for the election of Board Members at such time as less than a majority of the Board Members have been elected by shareholders, and (b) if, as a result of a vacancy in the Board, less than two-thirds of the Board Members have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.


The Declaration of Trust provides that obligations of the Trust are not binding upon the Board Members individually but only upon the property of the Trust, that the Board Members and officers will not be liable for errors of judgment or mistakes of fact or law, and that a Trust will indemnify its Board Members and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust protects or indemnifies a Board Member or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.


Board Members may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.


The Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of a fund could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of Board Members and ratification of the selection of auditors. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of a fund and certain amendments of the Declaration of Trust, would not be affected by this provision; nor would matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.


The Declaration of Trust specifically authorizes the Board to terminate the Trust (or any fund or class) by notice to the shareholders without shareholder approval.


Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Trust. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Board Members. Moreover, the Declaration of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust and the Trust may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations.


FOR EACH CORPORATION (EXCEPT DEUTSCHE VALUE SERIES, INC.)


All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive rights (except as may be determined by the Board of Directors) or conversion rights (except as described below) and are redeemable as described in the SAI and in each fund's prospectus. Each share has equal rights with each other share of the same class of a fund as to voting, dividends, exchanges and liquidation. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held.


The Board of Directors may determine that shares of a fund or a class of a fund shall be automatically converted into shares of another fund of the Corporation or of another class of the same or another fund based on the relative net assets of such fund or class at the time of conversion. The Board of Directors may also provide that the holders of shares of a fund or a class of a fund shall have the right to convert or exchange their shares into shares of one or more other funds or classes on terms established by the Board of Directors.


Each share of the Corporation may be subject to such sales loads or charges, expenses and fees, account size requirements, and other rights and provisions, which may be the same or different from any other share of the Corporation or any other share of any fund or class of a fund (including shares of the same fund or class as the share), as the Board of Directors may establish or change from time to time and to the extent permitted under the 1940 Act.


The Corporation is not required to hold an annual meeting of shareholders in any year in which the election of Directors is not required by the 1940 Act. If a meeting of shareholders of the Corporation is required by the 1940 Act to take action on the election of Directors, then an annual meeting shall be held to elect Directors and take such other action as may come before the meeting. Special meetings of the shareholders of the Corporation, or of the shareholders of one or more funds or classes thereof, for any purpose or purposes, may be called at any time by the Board of Directors or by the President, and shall be called by the President or Secretary at the request in writing of shareholders entitled to cast a majority of the votes entitled to be cast at the meeting.


Except as provided in the 1940 Act, the presence in person or by proxy of the holders of one-third of the shares entitled to vote at a meeting shall constitute a quorum for the transaction of business at meetings of shareholders of the Corporation or of a fund or class.


On any matter submitted to a vote of shareholders, all shares of the Corporation entitled to vote shall be voted in the aggregate as a single class without regard to series or classes of shares, provided, however, that (a) when applicable law requires that one or more series or classes vote separately, such series or classes shall vote separately and, subject to (b) below, all other series or classes shall vote in the aggregate; and (b) when the Board of Directors determines that a matter does not affect the interests of a particular series or class, such series or class shall not be entitled to any vote and only the shares of the affected series or classes shall be entitled to vote.


Notwithstanding any provision of Maryland corporate law requiring authorization of any action by a greater proportion than a majority of the total number of shares entitled to vote on a matter, such action shall be effective if authorized by the majority vote of the outstanding shares entitled to vote.

Subject to the requirements of applicable law and any procedures adopted by the Board of Directors from time to time, the holders of shares of the Corporation or any one or more series or classes thereof may take action or consent to any action by delivering a consent, in writing or by electronic transmission, of the holders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a formal meeting.


The Articles of Incorporation provide that the Board of Directors may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board of Directors, in its sole discretion, also may cause the Corporation to redeem all of the shares of the Corporation or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including: (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount; (b) if the shareholder's ownership of shares would disqualify a series from being a regulated investment company; (c) upon a shareholder's failure to provide sufficient identification to permit the Corporation to verify the shareholder's identity; (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular series or class; (e) if the Board of Directors determines (or pursuant to policies established by the Board of Directors it is determined) that share ownership by a shareholder is not in the best interests of the remaining shareholders; (f) when the Corporation is requested or compelled to do so by governmental authority or applicable law; or (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Corporation. By redeeming shares the Corporation may terminate a fund or any class without shareholder approval, and the Corporation may suspend the right of shareholders to require the Corporation to redeem shares to the extent permissible under the 1940 Act.


Except as otherwise permitted by the Articles of Incorporation, upon liquidation or termination of a fund or class, shareholders of such fund or class of such fund shall be entitled to receive, pro rata in proportion to the number of shares of such fund or class held by each of them, a share of the net assets of such fund or class, and the holders of shares of any other particular fund or class shall not be entitled to any such distribution, provided, however, that the composition of any such payment (e.g., cash, securities and/or other assets) to any shareholder shall be determined by the Corporation in its sole discretion, and may be different among shareholders (including differences among shareholders in the same fund or class).


FOR DEUTSCHE VALUE SERIES, INC.


All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive rights (except as may be determined by the Board of Directors) or conversion rights (except as described below) and are redeemable as described in the SAI and in each fund's prospectus. Each share has equal rights with each other share of the same class of a fund as to voting, dividends, exchanges and liquidation. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held.


The Board of Directors may provide that the holders of shares of a fund or a class of a fund shall have the right to convert or exchange their shares into shares of one or more other funds or classes on terms established by the Board of Directors.


Each share of the Corporation may be subject to such sales loads or charges, expenses and fees, and account size requirements as the Board of Directors may establish or change from time to time and to the extent permitted under the 1940 Act.


The Corporation is not required to hold an annual meeting of shareholders in any year in which the election of Directors is not required by the 1940 Act. If a meeting of shareholders of the Corporation is required by the 1940 Act to take action on the election of Directors, then an annual meeting shall be held to elect Directors and take such other action as may come before the meeting. Special meetings of the shareholders of the Corporation, or of the shareholders of one or more funds or classes thereof, for any purpose or purposes, may be called at any time by the Board of Directors or by the President, and shall be called by the President or Secretary at the request in writing of shareholders entitled to cast a majority of the votes entitled to be cast at the meeting.


Except as provided in the 1940 Act, the presence in person or by proxy of the holders of one-third of the shares entitled to vote at a meeting shall constitute a quorum for the transaction of business at meetings of shareholders of the Corporation or of a fund or class.

On any matter submitted to a vote of shareholders, all shares of the Corporation entitled to vote shall be voted in the aggregate as a single class without regard to series or classes of shares, provided, however, that (a) when applicable law requires that one or more series or classes vote separately, such series or classes shall vote separately and, subject to (b) below, all other series or classes shall vote in the aggregate; and (b) when a matter does not affect the interests of a particular series or class, such series or class shall not be entitled to any vote and only the shares of the affected series or classes shall be entitled to vote.


Notwithstanding any provision of Maryland corporate law requiring authorization of any action by a greater proportion than a majority of the total number of shares entitled to vote on a matter, such action shall be effective if authorized by the majority vote of the outstanding shares entitled to vote.


The Board of Directors, in its sole discretion, may cause the Corporation to redeem all of the shares of the Corporation or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act. By redeeming shares the Corporation may terminate a fund or any class without shareholder approval, and the Corporation may suspend the right of shareholders to require the Corporation to redeem shares to the extent permissible under the 1940 Act.


Except as otherwise permitted by the Articles of Incorporation, upon liquidation or termination of a fund or class, shareholders of such fund or class of such fund shall be entitled to receive, pro rata in proportion to the number of shares of such fund or class held by each of them, a share of the net assets of such fund or class, and the holders of shares of any other particular fund or class shall not be entitled to any such distribution.


FOR MASTER/FEEDER ARRANGEMENTS



Deutsche Equity 500 Index Portfolio and Government Cash Management Portfolio (the "Portfolios" and each a "Portfolio") are organized as master trust funds under the laws of the State of New York. Each Portfolio serves as a master fund in a master/feeder arrangement. References to a fund in this section refer only to a fund that is a feeder fund in a master/feeder arrangement. Each Portfolio's Declaration of Trust provides that a fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of a Portfolio. However, the risk of a fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and a Portfolio itself was unable to meet its obligations. Accordingly, the Board believes that neither a fund nor its shareholders will be adversely affected by reason of a fund's investing in a Portfolio. Whenever a fund is requested to vote on a matter pertaining to a Portfolio, a fund will vote its shares without a meeting of shareholders of a fund if the proposal is one, in which made with respect to a fund, would not require the vote of shareholders of a fund as long as such action is permissible under applicable statutory and regulatory requirements. In addition, whenever a fund is requested to vote on matters pertaining to the fundamental policies of a Portfolio, a fund will hold a meeting of the fund's shareholders and will cast its vote as instructed by the fund's shareholders. The percentage of a fund's votes representing fund shareholders not voting will be voted by a fund in the same proportion as fund shareholders who do, in fact, vote. For all other matters requiring a vote, a fund will hold a meeting of shareholders of a fund and, at the meeting of investors in a Portfolio, a fund will cast all of its votes in the same proportion as the votes of a fund's shareholders even if all fund shareholders did not vote. Even if a fund votes all its shares at the Portfolio meeting, other investors with a greater pro rata ownership of a Portfolio could have effective voting control of the operations of a Portfolio.



PURCHASE AND REDEMPTION OF SHARES

GENERAL INFORMATION. Policies and procedures affecting transactions in a fund's shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a fund and its agents may occur. Shareholders (or their financial services firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.


A fund may suspend (in whole or in part) or terminate the offering of its shares at any time for any reason and may limit the amount of purchases by, and refuse to sell to, any person. During the period of such suspension, a fund may permit certain persons (for example, persons who are already shareholders of the fund) to continue to purchase additional shares of a fund and to have dividends reinvested.


Orders will be confirmed at a share price next calculated after receipt in good order by DDI. Except as described below, orders received by certain dealers or other financial services firms prior to the close of a fund's business day will be confirmed at a price based on the net asset value determined on that day (trade date).


USE OF FINANCIAL SERVICES FIRMS. Dealers and other financial services firms provide varying arrangements for their clients to purchase and redeem a fund's shares, including different minimum investments, and may assess transaction or other fees. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Shareholder Service Agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from a fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DDI, may receive compensation from a fund through the Shareholder Service Agent for these services.


A fund has authorized one or more financial service institutions, including certain members of the Financial Industry Regulatory Authority (FINRA) other than DDI (i.e., financial institutions), to accept purchase and redemption orders for a fund's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on a fund's behalf. Orders for purchases or redemptions will be deemed to have been received by a fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between a fund and the financial institution, ordinarily orders will be priced at a fund's net asset value next computed after acceptance by such financial institution or its authorized designees. Further, if purchases or redemptions of a fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service.


TAX-SHELTERED RETIREMENT PLANS. The Shareholder Service Agent and DDI provide retirement plan services and documents and can establish investor accounts in any of the following types of retirement plans:



o Traditional, Roth and Education IRAs. This includes Simplified Employee Pension Plan (SEP) IRA accounts and prototype documents.



o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.


o Prototype money purchase pension and profit-sharing plans may be adopted by employers.



Materials describing these plans and materials for establishing them are available from the Shareholder Service Agent upon request. DDI may pay commissions to dealers and other financial services firms in connection with shares sold to retirement plans. For further information about such compensation, see Compensation Schedules #1 and #2 as set forth in PART II - APPENDIX II-D. Additional fees and transaction policies and procedures may apply to such plans. Certain funds investing in municipal securities may not be appropriate for such Tax-Sheltered Retirement Plans. Investors should consult their own tax advisors before establishing a retirement plan.



PURCHASES

A fund may offer only certain of the classes of shares referred to in the subsections below. Thus, the information provided below in regard to the purchase of certain classes of shares is only applicable to funds offering such classes of shares. For information regarding purchases of shares of Deutsche Variable Series I, Deutsche Variable Series II and Deutsche Investments VIT Funds, please see VARIABLE INSURANCE FUNDS below. For information regarding purchases of money market funds, please see MONEY MARKET FUNDS below.


PURCHASE OF CLASS A SHARES. The public offering price of Class A shares is the net asset value plus a sales charge based on investment amount, as set forth in the relevant prospectus and the "Class A and Class T Sales Charge Schedule" set forth in PART II - APPENDIX II-F. Class A shares are subject to a Rule 12b-1 fee, as described in the relevant prospectus (see also the discussion of Rule 12b-1 Plans under Distribution and Service Agreements and Plans below).



CLASS A SHARES REDUCED SALES CHARGES

QUANTITY DISCOUNTS. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or DDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single dealer or other firm and identified as originating from a qualifying purchaser.


COMBINED PURCHASES. A fund's Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in all share classes of two or more retail Deutsche funds (excluding direct purchases of Deutsche money market funds).


CUMULATIVE DISCOUNT. Class A shares of a fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all share classes of retail Deutsche funds (excluding shares in Deutsche money market funds for which a sales charge has not previously been paid and computed at the maximum offering price at the time of the purchase for which the discount is applicable for Class A shares) already owned by the investor or his or her immediate family member (including the investor's spouse or life partner and children or stepchildren age 21 or younger).



LETTER OF INTENT. The reduced sales charges for Class A shares, as shown in the relevant prospectus and the "Class A Sales and Class T Charge Schedule" set forth in PART II - APPENDIX II-F, also apply to the aggregate amount of purchases of all shares of retail Deutsche funds (excluding direct purchases of Deutsche money market funds) made by any purchaser within a 24-month period under a written Letter of Intent (Letter) provided to DDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all shares of such Deutsche funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.


A description of other waivers are included in the relevant prospectus.


PURCHASE OF CLASS T SHARES. The public offering price of Class T shares is the net asset value plus a sales charge based on investment amount, as set forth in the relevant prospectus and the "Class A and Class T Sales Charge Schedule" set forth in PART II - APPENDIX II-F. Class T shares are subject to a Rule 12b-1 fee, as described in the relevant prospectus (see also the discussion of Rule 12b-1 Plans under Distribution and Service Agreements and Plans below).


CLASS T NAV SALES. There are generally no sales charge waivers for Class T purchases. However, the sales charge will be waived if you are reinvesting dividends and distributions. In addition, certain intermediaries may provide sales charge waivers. If provided, such waivers and the applicable intermediaries would be described under "Sales Charge Waivers and Discounts Available Through Intermediaries" in Appendix B to a fund's prospectus.


PURCHASE OF CLASS C SHARES. Class C shares of a fund are offered at net asset value. No initial sales charge is imposed, which allows the full amount of the investor's purchase payment to be invested in Class C shares for his or her account. Class C shares are subject to a contingent deferred sales charge of 1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in the relevant prospectus (see also the discussion of Rule 12b-1 Plans under Distribution and Service Agreements and Plans below).


PURCHASE OF CLASS R SHARES. Class R shares of a fund are offered at net asset value. No initial sales charge is imposed, which allows the full amount of the investor's purchase payment to be invested in Class R shares for his or her account. Class R shares are subject to a Rule 12b-1 fee, as described in the relevant prospectus (see also the discussion of Rule 12b-1 Plans under Distribution and Service Agreements and Plans below).



The Shareholder Service Agent monitors transactions in Class R shares to help to ensure that investors purchasing Class R shares meet the eligibility requirements described in the prospectus. If the Shareholder Service Agent is unable to verify that an investor meets the eligibility requirements for Class R, either following receipt of a completed application form within time frames established by a fund or as part of its ongoing monitoring, the Shareholder Service Agent may take corrective action up to and including canceling the purchase order or redeeming the account.



PURCHASE OF CLASS R6 SHARES. Class R6 shares of a fund are offered at net asset value. Class R6 shares are generally available only to certain retirement plans. If your plan sponsor has selected Class R6 shares as an investment option, you may purchase Class R6 shares through your securities dealer or any financial institution authorized to act as a shareholder servicing agent for your plan. There is no minimum investment for Class R6 shares. Contact your securities dealer or shareholder servicing agent for details on how to buy and sell Class R6 shares.



PURCHASE OF INSTITUTIONAL CLASS SHARES. Institutional Class shares of a fund are offered at net asset value without a sales charge to certain eligible investors as described in the section entitled "Buying and Selling Shares" in a fund's prospectus.


Investors may invest in Institutional Class shares by setting up an account directly with the Shareholder Service Agent or through an authorized service agent. Investors who establish shareholder accounts directly with the Shareholder Service Agent should submit purchase and redemption orders as described in the relevant prospectus.



PURCHASE OF CLASS S. Class S shares of a fund are offered at net asset value. Class S shares are generally only available to new investors through fee-based programs of investment dealers that have special agreements with a fund's distributor, through certain group retirement plans and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.

PURCHASE OF INSTITUTIONAL SHARES AND INVESTMENT CLASS SHARES (FOR DEUTSCHE LIMITED MATURITY QUALITY INCOME FUND AND DEUTSCHE ULTRA-SHORT INVESTMENT GRADE FUND ONLY). Shares of a fund are sold at net asset value without a sales charge directly from a fund or through selected financial services firms, such as broker-dealers and banks.



MULTI-CLASS SUITABILITY FOR CLASSES A AND C. DDI has established the following procedures regarding the purchase of Class A and Class C shares. Orders to purchase Class C shares of $500,000 or more (certain funds have a $250,000 maximum for Class C purchases, see the applicable fund's prospectus) will be declined with the exception of orders received from (i) financial representatives acting for clients whose shares are held in an omnibus account; and (ii) Deutsche AM/Ascensus 403(b) Plans. The foregoing Class C order limit of $500,000 or more is $250,000 or more for the certain funds, see the relevant prospectus for additional information.


The following provisions apply to Deutsche AM/ Ascensus 403(b) Plans.




(1) Class C Share Deutsche AM/ Ascensus 403(b) Plans. Orders to purchase Class C shares for a Deutsche AM/ Ascensus 403(b) Plan, regardless of when such plan was established on the system, will be invested instead in Class A shares at net asset value when the combined subaccount value in Deutsche funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.



The procedures described above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative.


PURCHASE PRIVILEGES FOR DEUTSCHE AM AFFILIATED INDIVIDUALS. Current or former Board members of the Deutsche funds, employees, their spouses or life partners and children or step-children age 21 or younger, of Deutsche Bank AG or its affiliates or a subadvisor to any Deutsche fund or a broker-dealer authorized to sell shares of a fund are generally eligible to purchase shares in the class of a fund with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer Institutional Class shares, these individuals are eligible to buy Class A shares at NAV. Each fund also reserves the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.


MONEY MARKET FUNDS. Shares of a fund are sold at net asset value directly from a fund or through selected financial services firms, such as broker-dealers and banks. Each fund seeks to have its investment portfolio as fully invested as possible at all times in order to achieve maximum income. Since each fund will be investing in instruments that normally require immediate payment in Federal Funds (monies credited to a bank's account with its regional Federal Reserve
Bank), as described in the applicable prospectus, each fund has adopted procedures for the convenience of its shareholders and to ensure that each fund receives investable funds.


VARIABLE INSURANCE FUNDS. Shares of Deutsche Variable Series I, Deutsche Variable Series II and Deutsche Investments VIT Funds are continuously offered to separate accounts of participating insurance companies at the net asset value per share next determined after a proper purchase request has been received by the insurance company. The insurance companies offer to variable annuity and variable life insurance contract owners units in its separate accounts which directly correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests which are furnished to the insurance company by such contract owners. Contract owners can send such instructions and requests to the insurance companies in accordance with procedures set forth in the prospectus for the applicable variable insurance product offered by the insurance company.


PURCHASES IN-KIND. A fund may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described under "Net Asset Value" as of the day a fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for a fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring fund; (ii) be acquired by the applicable fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market;

and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, over-the-counter market or by readily available market quotations from a dealer in such securities. The shareholder will be charged the costs associated with receiving or delivering the securities. These costs include security movement costs and taxes and registration costs. A fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.


REDEMPTIONS

A fund may offer only certain of the classes of shares referred to in the subsections below. Thus, the information provided below in regard to the redemption of certain classes of shares is only applicable to funds offering such classes of shares. Please consult the prospectus for the availability of these redemption features for a specific fund. In addition, the information provided below does not apply to contract holders in variable insurance products. Contract owners should consult their contract prospectuses for applicable redemption procedures.


A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DDI, which firms must promptly submit orders to be effective.


Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the relevant prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Deutsche Asset Management accepts Medallion Signature Guarantees. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.


WIRES. The ability to send wires is limited by the business hours and holidays of the firms involved. A fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which fund shares were purchased.

SYSTEMATIC WITHDRAWAL PLAN. An owner of $5,000 or more of a class of a fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually pursuant to a Systematic Withdrawal Plan (the "Plan"). The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares subject to CDSC may be redeemed without the imposition of the CDSC is 12% of the net asset value of the account.


Non-retirement plan shareholders may establish a Plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the systematic withdrawal to be processed. If a day is not designated, the withdrawal will be processed on the 25th day of the month to that the payee should receive payment approximately on the first of the month. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by the Shareholder Service Agent ten days prior to the date of the first systematic withdrawal. A Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all fund shares under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.


The purchase of Class A shares while participating in a Plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, an investor should consider carefully whether to make additional investments in Class A shares if the investor is at the same time making systematic withdrawals.

CONTINGENT DEFERRED SALES CHARGE (CDSC). The following example will illustrate the operation of the CDSC for Class A (when applicable) and Class C shares, to the extent applicable. Assume that an investor makes a single purchase of $10,000 of a fund's Class C shares and then 11 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 1.00% ($100).



The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. DDI receives any CDSC directly. The CDSC will not be imposed upon redemption of reinvested dividends or share appreciation.


REDEMPTIONS IN-KIND. A fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities, which are subject to market risk until sold, may incur taxes and may incur brokerage costs, rather than cash. These securities will be chosen by a fund and valued as they are for purposes of computing a fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash. Please see the prospectus for any requirements that may be applicable to certain funds to provide cash up to certain amounts. For the following funds, this right may only be exercised upon the consent of the shareholder: Deutsche Government & Agency Securities Portfolio, a series of Cash Account Trust; Deutsche Government Cash Reserves Fund Institutional and Deutsche Government Money Market Series, each a series of Deutsche Money Market Trust; and Deutsche Treasury Portfolio and Deutsche Variable NAV Money Fund, each a series of Investors Cash Trust.



CHECKWRITING (applicable to Deutsche Short Duration Fund, Deutsche Intermediate Tax/AMT Free Fund and Deutsche Massachusetts Tax-Free Fund only). The Checkwriting Privilege is not offered to new investors. The Checkwriting Privilege is available for shareholders of Deutsche Intermediate Tax/AMT Free Fund and DWS Short Term Bond Fund (which was acquired by Deutsche Short Duration Fund) who previously elected this privilege prior to August 19, 2002, and to shareholders of Deutsche Massachusetts Tax-Free Fund who were shareholders of the Scudder Massachusetts Limited Term Tax Free Fund prior to July 31, 2000. Checks may be used to pay any person, provided that each check is for at least $100 and not more than $5 million. By using the checks, the shareholder will receive daily dividend credit on his or her shares until the check has cleared the banking system. Investors who purchased shares by check may write checks against those shares only after they have been on a fund's book for 10 calendar days. Shareholders who use this service may also use other redemption procedures. No shareholder may write checks against certificated shares. A fund pays the bank charges for this service. However, each fund will review the cost of operation periodically and reserve the right to determine if direct charges to the persons who avail themselves of this service would be appropriate. Each fund, State Street Bank and Trust Company and the Transfer Agent reserve the right at any time to suspend or terminate the Checkwriting procedure.


MONEY MARKET FUNDS ONLY

The following sections relate to certain Money Market Funds. Please consult the prospectus for the availability of these redemption features for a specific fund.


REDEMPTION BY CHECK/ACH DEBIT DISCLOSURE. A fund will accept Automated Clearing House (ACH) debit entries for accounts that have elected the checkwriting redemption privilege (see Redemptions by Draft below). Please consult the prospectus for the availability of the checkwriting privilege for a specific fund. An example of an ACH debit is a transaction in which you have given your insurance company, mortgage company, credit card company, utility company, health club, etc., the right to withdraw your monthly payment from your fund account or the right to convert your mailed check into an ACH debit. Sometimes, you may give a merchant from whom you wish to purchase goods the right to convert your check to an ACH debit. You may also authorize a third party to initiate an individual payment in a specific amount from your account by providing your account information and authorization to such third party via the Internet or telephone. You authorize a fund upon receipt of an ACH debit entry referencing your account number, to redeem fund shares in your account to pay the entry to the third party originating the debit. A fund will make the payment on the basis of the account number that you provide to your merchant and will not compare this account number with the name on the account. A fund, the Shareholder Service Agent or any other person or system handling the transaction are not required to determine if there is a discrepancy between the name and the account number shown on the transfer instructions.


The payment of any ACH debit entry will be subject to sufficient funds being available in the designated account; a fund will not be able to honor an ACH debit entry if sufficient funds are not available. ACH debit entry transactions to your fund account should not be initiated or authorized by you in amounts exceeding the amount of Shares of a fund then in the account and available for redemption. A fund may refuse to honor ACH debit entry transactions whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. Your fund account statement will show any ACH debit entries in your account; you will not receive any other separate notice. (Merchants are permitted to convert your checks into ACH debits only with your prior consent.)


You may authorize payment of a specific amount to be made from your account directly by a fund to third parties on a continuing periodic basis. To arrange for this service, you should contact the person or company you will be paying. Any preauthorized transfers will be subject to sufficient funds being available in the designated account. A preauthorized transfer will continue to be made from the account in the same amount and frequency as initially established until you terminate the preauthorized transfer instructions with the person or company whom you have been paying. If regular preauthorized payments may vary in amount, the person or company you are going to pay should tell you ten (10) days before each payment will be made and how much the payment will be. If you have told a fund in advance to make regular payments out of your account, you may stop any of these payments by writing or calling the Shareholder Service Agent at the address and telephone number listed in the next paragraph in time for the Shareholder Service Agent to receive your request three (3) business days or more before the payment is scheduled to be made. If you call, a fund may also require that you put your request in writing so that a fund will receive it within fourteen (14) days after you call. If you order a fund to stop one of these payments three (3) business days or more before the transfer is scheduled and a fund does not do so, a fund will be liable for your loss or damages but not in an amount exceeding the amount of the payment. A stop payment order will stop only the designated periodic payment. If you wish to terminate the periodic preauthorized transfers, you should do so with the person or company to whom you have been making payments.

IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ACH DEBIT ENTRY TRANSACTIONS please telephone (see telephone number on front cover) or write (Deutsche AM Service Company, P.O. Box 219151, Kansas City, MO 64121-9151) the Shareholder Service Agent as soon as possible if you think your statement is wrong or shows an improper transfer or if you need more information about a transfer listed on the statement. Our business days are Monday through Friday except holidays. The Shareholder Service Agent must hear from you no later than sixty (60) days after a fund sent you the first fund account statement on which the problem or error appeared. If you do not notify the Shareholder Service Agent within sixty
(60) days after a fund sends you the account statement, you may not get back any money you have lost, and you may not get back any additional money you lose after the sixty (60) days if a fund or the Shareholder Service Agent could have stopped someone from taking that money if you had notified the Shareholder Service Agent in time.


Tell us your name and account number, describe the error or the transfer you are unsure about, and explain why you believe it is an error or why you need more information. Tell us the dollar amount of the suspected error. If you tell the Shareholder Service Agent orally, the Shareholder Service Agent may require that you send your complaint or questions in writing within ten (10) business days. The Shareholder Service Agent will determine whether an error occurred within ten (10) business days after it hears from you and will correct any error promptly. If the Shareholder Service Agent needs more time, however, it may take up to forty-five (45) days (or up to ninety (90) days for certain types of transactions) to investigate your complaint or question. If the Shareholder Service Agent decides to do this, your account will be credited with escrowed fund shares within ten (10) business days for the amount you think is in error so that you will have the use of the money during the time it takes the Shareholder Service Agent to complete its investigation. If the Shareholder Service Agent asks you to put your complaint or questions in writing and the Shareholder Service Agent does not receive it within ten (10) business days, your account may not be credited. The Shareholder Service Agent will tell you the results within three (3) business days after completing its investigation. If the Shareholder Service Agent determines that there was no error, the Shareholder Service Agent will send you a written explanation. You may ask for copies of documents that were used by the Shareholder Service Agent in the investigation.

In the event a fund or the Shareholder Service Agent does not complete a transfer from your account on time or in the correct amount according to a fund's agreement with you, a fund may be liable for your losses or damages. A fund will not be liable to you if: (i) there are not sufficient funds available in your account; (ii) circumstances beyond our control (such as fire or flood or malfunction of equipment) prevent the transfer; (iii) you or another shareholder have supplied a merchant with incorrect account information; or
(iv) a merchant has incorrectly formulated an ACH debit entry. In any case, a fund's liability shall not exceed the amount of the transfer in question.


A fund or the Shareholder Service Agent will disclose information to third parties about your account or the transfers you make: (1) where it is necessary for completing the transfers; (2) in order to verify the existence or condition of your account for a third party such as a credit bureau or a merchant; (3) in order to comply with government agencies or court orders; or (4) if you have given a fund written permission.


The acceptance and processing of ACH debit entry transactions is established solely for your convenience and a fund reserves the right to suspend, terminate or modify your ability to redeem fund shares by ACH debit entry transactions at any time. ACH debit entry transactions are governed by the rules of the National Automated Clearing House Association (NACHA) Operating Rules and any local ACH operating rules then in effect, as well as Regulation E of the Federal Reserve Board.


REDEMPTIONS BY DRAFT. Upon request, shareholders of certain Money Market Funds will be provided with drafts to be drawn on a fund (Redemption Checks). Please consult the prospectus for the availability of the checkwriting redemption privilege for a specific Money Market Fund. These Redemption Checks may be made payable to the order of any person for not more than $5 million. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed as of the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until a fund receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an Account Application which is available from a fund or firms through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. A fund reserves the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of a fund. In addition, firms may impose minimum balance requirements in order to offer this feature. Firms may also impose fees to investors for this privilege or establish variations of minimum check amounts.


Unless more than one signature is required pursuant to the Account Application, only one signature will be required on Redemption Checks. Any change in the signature authorization must be made by written notice to the Shareholder Service Agent. Shares purchased by check or through certain ACH transactions may not be redeemed by Redemption Check until the shares have been on a fund's books for at least ten (10) days. Shareholders may not use this procedure to redeem shares held in certificate form. A fund reserves the right to terminate or modify this privilege at any time.


A fund may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $10 service fee will be charged when a Redemption Check is presented to redeem fund shares in excess of the value of a fund account or in an amount less than the minimum Redemption Check amount specified in the prospectus; when a Redemption Check is presented that would require redemption of shares that were purchased by check or certain ACH transactions within ten (10) days; or when "stop payment" of a Redemption Check is requested.


SPECIAL REDEMPTION FEATURES. Certain firms that offer Shares of the Money Market Funds also provide special redemption features through charge or debit cards and checks that redeem fund shares. Various firms have different charges for their services. Shareholders should obtain information from their firm with respect to any special redemption features, applicable charges, minimum balance requirements and special rules of the cash management program being offered.


EXCHANGES

The exchange features may not be available to all funds. Please consult the prospectus for the availability of exchanges for a specific fund. A fund may offer only certain of the classes of shares referred to in the subsections below. Thus, the information provided below in regard to the exchange of certain classes of shares is only applicable to funds offering such classes of shares. In addition, the information provided below does not apply to contract holders in variable insurance products. Contract holders should consult their contract prospectuses for applicable exchange procedures.

GENERAL. Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Deutsche funds without imposition of a sales charge, subject to the provisions below. Shares of the fund acquired in an exchange that were subject to a CDSC at the time of the exchange will continue to be subject to the CDSC schedule of the shares of the fund you originally purchased.



Shareholders who exchange their shares out of a Deutsche money market fund into Class A shares of certain other Deutsche funds will generally be subject to the applicable sales charge (not including shares acquired by dividend reinvestment or shares that have previously paid a sales charge).


Certain Deutsche funds may not be available to shareholders on an exchange. To learn more about which Deutsche funds may be available on exchange, please contact your financial services firm or visit our Web site at: deutschefunds.com (the Web site does not form a part of this Statement of Additional Information) or call Deutsche Asset Management (see telephone number on front cover).


Shareholders must obtain the prospectus of the Deutsche fund they are exchanging into from dealers, other firms or DDI.



EXCHANGES INVOLVING CLASS T SHARES. Subject to certain limitations, shareholders of certain classes may request an exchange into Class T shares of the same fund.



COMPENSATION OF FINANCIAL INTERMEDIARIES

INCENTIVE PLAN FOR DEUTSCHE AM DISTRIBUTORS, INC. PERSONNEL. DDI has adopted an Incentive Plan (Plan) covering wholesalers that are regional vice presidents (Deutsche AM Wholesalers). Generally, Deutsche AM Wholesalers market shares of the Deutsche funds to financial advisors, who in turn may recommend that investors purchase shares of a Deutsche fund. The Plan is an incentive program that combines a monthly incentive component with an annual outperformance award potential, based on achieving certain sales and other performance metrics. Under the Plan, Deutsche AM Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product tier of a fund. Each fund is assigned to one of four product tiers - taking into consideration, among other things, the following criteria, where applicable:

o a fund's consistency with Deutsche Asset Management's branding and long-term strategy


o     a fund's competitive performance


o     a fund's Morningstar rating


o the length of time a fund's Portfolio Managers have managed a fund/strategy


o     market size for the fund tier


o     a fund's size, including sales and redemptions of a fund's shares


This information and other factors are discussed with senior representatives from various groups within the asset management division, who review on a regular basis the funds assigned to each product tier described above, and may make changes to those assignments periodically. No one factor, whether positive or negative, determines a fund's placement in a given product tier; all these factors together are considered, and the designation of funds in a particular tier represents management's judgment based on the above criteria. In addition, management may consider a fund's profile over the course of several review periods before making a change to its tier assignment. These tier assignments will be posted to the Deutsche funds' Web site at deutschefunds.com/

EN/wholesaler-compensation.jsp. Deutsche AM Wholesalers receive the highest compensation for Tier I funds, successively less for Tier 2 funds. The level of compensation among these product tiers may differ significantly.



In the normal course of business, Deutsche Asset Management will from time to time introduce new funds into the Deutsche family of funds. As a general rule, new funds will be assigned to the product tier that is most appropriate to the type of fund at the time of its launch based on the criteria described above. As described above, the fund tier assignments are reviewed periodically and are subject to change. The prospect of receiving, or the receipt of, additional compensation by a Deutsche AM Wholesaler under the Plan may provide an incentive to favor marketing funds in higher payout tiers over funds in lower payout tiers. The Plan, however, will not change the price that investors pay for shares of a fund. The Deutsche AM Compliance Department monitors Deutsche AM Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the Plan and the product tier of the fund into account when considering purchasing a fund or evaluating any recommendations relating to fund shares.


FINANCIAL SERVICES FIRMS' COMPENSATION. DDI may pay compensation to financial intermediaries in connection with the sale of fund shares as described in PART II - APPENDIX II-D. In addition, financial intermediaries may receive compensation for post-sale administrative services from DDI or directly from a fund as described in PART II - APPENDIX II-D.


COMPENSATION FOR RECORDKEEPING SERVICES. Certain financial institutions, including affiliates of DDI, may receive compensation from a fund for recordkeeping and other expenses relating to nominee accounts or for providing certain services to their client accounts. Generally, payments by a fund to financial institutions for providing such services are not expected to exceed 0.25% of shareholder assets for which such services are provided. Normally, compensation for these financial institutions is paid by the Transfer Agent, which is in turn reimbursed by the applicable fund. To the extent that record keeping compensation in excess of the amount reimbursed by a fund is owed to a financial institution, the Transfer Agent, Distributor or Advisor may pay compensation from their own resources (see Financial Intermediary Support Payments below).


COMPENSATION FOR RECORDKEEPING SERVICES: VARIABLE INSURANCE FUNDS. Technically, the shareholders of Deutsche Variable Series I, Deutsche Variable Series II and Deutsche Investments VIT Funds are the participating insurance companies that offer shares of the funds as investment options for holders of certain variable annuity contracts and variable life insurance policies. Effectively, ownership of fund shares is passed through to insurance company contract and policy holders. The holders of the shares of a fund on the records of a fund are the insurance companies and no information concerning fund holdings of specific contract and policy holders is maintained by a fund. The insurance companies place orders for the purchase and redemption of fund shares with a fund reflecting the investment of premiums paid, surrender and transfer requests and other matters on a net basis; they maintain all records of the transactions and holdings of fund shares and distributions thereon for individual contract and policy holders; and they prepare and mail to contract and policy holders confirmations and periodic account statements reflecting such transactions and holdings.

A fund may compensate certain insurance companies for record keeping and other administrative services performed with regard to holdings of Class B shares as an expense of the Class B shares up to 0.15%. These fees are included within the "Other Expenses" category in the fee table for each portfolio in the Class B Shares Prospectus (see How Much Investors Pay in the applicable fund's prospectus). In addition, the Advisor may, from time to time, pay from its own resources certain insurance companies for record keeping and other administrative services related to Class A and Class B shares of the Portfolios held by such insurance companies on behalf of their contract and policy holders (see Financial Intermediary Support Payments below).



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS (NOT APPLICABLE TO CLASS R6 SHARES). The Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (financial advisors) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of investors and fund shares (revenue sharing).



The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each fund, to financial advisors in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by each fund (generally through the Distributor or an affiliate) and/or the Distributor or Advisor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the prospectuses or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of each fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. In addition, revenue sharing payments may consist of the Distributor's and/or its affiliates' payment or reimbursement of ticket charges that would otherwise be assessed by a financial advisor on an investor's fund transactions. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of Deutsche fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from 0.01% up to 0.52% of assets of a fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of a fund attributable to the financial advisor, a flat fee of up to $143,750, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of a fund or of any particular share class of a fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of a fund.


The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both Deutsche funds and non-Deutsche funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. or to 403(b) plans that obtain record keeping services from Ascensus, Inc., on the Deutsche AM-branded retirement plan platform (the Platform). The level of revenue sharing payments is based upon sales of both the Deutsche funds and the non-Deutsche funds by the financial advisor on the Platform or current assets of both the Deutsche funds and the non-Deutsche funds serviced and maintained by the financial advisor on the Platform.


Each fund has been advised that the Advisor, the Distributor and their affiliates expect that the firms listed in PART II - APPENDIX II-E will receive revenue sharing payments at different points during the coming year as described above.



The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.


The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the Deutsche funds or a particular Deutsche fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of a fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for fund shares or the amount that a fund receives to invest on behalf of an investor and will not increase fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.


It is likely that broker-dealers that execute portfolio transactions for a fund will include firms that also sell shares of the Deutsche funds to their customers. However, the Advisor will not consider sales of Deutsche fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Deutsche funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of Deutsche fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for a fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

Class R6 Shares. None of the above-described financial intermediary support payments are made with respect to Class R6 shares. To the extent a fund makes such payments with respect to another class of its shares, the expense is borne by the other share class.



DIVIDENDS (FOR ALL FUNDS EXCEPT DEUTSCHE MLP & ENERGY INFRASTRUCTURE FUND AND MONEY MARKET FUNDS). A fund, other than a money fund, intends to distribute, at least annually: (i) substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), which generally includes taxable ordinary income and any excess of net realized short-term capital gains over net realized long-term capital losses; (ii) net tax-exempt income, if any; and (iii) the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, if a fund determines that it is in the interest of its shareholders, a fund may decide to retain all or part of its net realized long-term capital gains for reinvestment, after paying the related federal taxes. In such a case, shareholders will be treated for federal income tax purposes as having received their share of such gains, but will then generally be able to claim a credit against their federal income tax liability for the federal income tax a fund pays on such gain. If a fund does not distribute the amount of ordinary income and/or capital gain required to be distributed by an excise tax provision of the Code, a fund may be subject to that excise tax on the undistributed amounts. In certain circumstances, a fund may determine that it is in the interest of shareholders to distribute less than the required amount.



A fund has a schedule for paying out any earnings to shareholders (see Understanding Distributions and Taxes in each fund's prospectus). Additional distributions may also be made in November or December (or treated as made on December 31) if necessary to avoid an excise tax imposed under the Code.


Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.


Dividends paid by a fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.


The level of income dividends per share (as a percentage of net asset value) will be lower for Class C shares than for other share classes primarily as a result of the distribution services fee applicable to Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.


Income dividends and capital gain dividends (see Taxation of US Shareholders - Dividends and Distributions), if any, of a fund will be credited to shareholder accounts in full and fractional shares of the same class of that fund at net asset value on the reinvestment date, unless shareholders indicate to the Shareholder Service Agent, that they wish to receive them in cash or in shares of other Deutsche funds as provided in the fund's prospectus. Shareholders must maintain the required minimum account balance in the fund distributing the dividends in order to use this privilege of investing dividends of a fund in shares of another Deutsche fund. A fund will reinvest dividend checks (and future dividends) in shares of that same fund and class if checks are returned as undeliverable. Dividends and other distributions of a fund in the aggregate amount of $10 or less are automatically reinvested in shares of that fund and class unless the shareholder requests that a check be issued for that particular distribution. Shareholders who chose to receive distributions by electronic transfer are not subject to this minimum.


Generally, if a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are generally taxable, whether made in shares or cash.


With respect to variable insurance products, all distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant fund for federal income tax purposes.


Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal income tax purposes. Early each year, a fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

A fund may at any time vary its foregoing distribution practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and net long-term capital gains as its Board determines appropriate under the then-current circumstances. In particular, and without limiting the foregoing, a fund may make additional distributions of net investment income or net realized capital gain in order to satisfy the minimum distribution requirements contained in the Code.


DISTRIBUTIONS (DEUTSCHE MLP & ENERGY INFRASTRUCTURE FUND). The fund currently anticipates making distributions to its shareholders each fiscal quarter (February, May, August, and November) of substantially all of the fund's distributable cash flow. Distributable cash flow means the amount received as cash or pay-in-kind distributions from MLPs or their affiliates, interest payments received on debt securities owned by the fund and other payments received on securities owned by the fund less accrued operating expenses of the fund and taxes on the fund's taxable income. The fund is not required to make such distributions and, consequently may not make a distribution or may make a distribution less than such amount for a given quarter. For more information regarding the fund's distributions, see the "Understanding Distributions and Taxes" section in the fund's prospectus.



DIVIDENDS (MONEY MARKET FUNDS). Dividends are declared daily and paid monthly. Shareholders will receive dividends in additional shares unless they elect to receive cash, as provided in a fund's prospectus. Dividends will be reinvested monthly in shares of a fund at net asset value. Shareholders will receive all unpaid dividends upon redeeming their entire account, unless they elect to receive all unpaid dividends on the next monthly dividend payment date, as provided in a fund's prospectus.



Each money fund calculates its dividends based on its daily net investment income. For this purpose, the net investment income of a money fund generally consists of (a) accrued interest income plus or minus amortized discount or premium, (b) plus or minus all short-term realized gains and losses on investments and (c) minus accrued expenses allocated to the applicable fund. Expenses of each money fund are accrued each day. Dividends are reinvested monthly and shareholders will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for Deutsche AM IRAs and other fiduciary accounts for which SSB acts as trustee will be sent quarterly.

Distributions of a fund's net realized long-term capital gains in excess of net realized short-term capital losses, if any, and any undistributed net realized short-term capital gains in excess of net realized long-term capital losses are normally declared and paid annually at the end of the fiscal year in which they were earned to the extent they are not offset by any capital loss carryforwards.


If the shareholder elects to receive dividends or distributions in cash, checks will be mailed monthly, within five business days of the reinvestment date, to the shareholder or any person designated by the shareholder. A fund reinvests dividend checks (and future dividends) in shares of a fund if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of a fund unless the shareholder requests that a check be issued for that particular distribution. Shareholders who chose to receive distributions by electronic transfer are not subject to this minimum.


Dividends and distributions are treated the same for federal income tax purposes, whether made in shares or cash.



DISTRIBUTION AND SERVICE AGREEMENTS AND PLANS

For information regarding distribution and service agreements and plans for retail funds, see I. RETAIL FUNDS below.


For information regarding distribution and service agreements and plans for money market funds, see II. MONEY MARKET FUNDS below.


For information regarding distribution and service agreements and plans for variable insurance funds, see III. DEUTSCHE VARIABLE SERIES I AND DEUTSCHE VARIABLE SERIES II; and IV. DEUTSCHE INVESTMENTS VIT FUNDS below.


I. RETAIL FUNDS


A fund may offer only certain of the classes of shares referred to in the subsections below. Thus, the information provided below in regard to certain classes of shares is only applicable to funds offering such classes of shares.



RULE 12B-1 PLANS. Certain funds, as described in the applicable prospectuses, have adopted plans pursuant to Rule 12b-1 under the 1940 Act (each a Rule 12b-1
Plan) on behalf of their Class A, T, C and R shares, as applicable, that authorize payments out of class assets for distribution and/or shareholder and administrative services as described in more detail below. Because Rule 12b-1 fees are paid out of class assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.


Rule 12b-1 Plans provide alternative methods for paying sales charges and provide compensation to DDI or intermediaries for post-sale servicing, which may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Each Rule 12b-1 Plan is approved and reviewed separately for each applicable class in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. A Rule 12b-1 Plan may not be amended to increase the fee to be paid by a fund with respect to a class without approval by a majority of the outstanding voting securities of such class.


If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable class to make payments to DDI pursuant to the Rule 12b-1 Plan will cease and a fund will not be required to make any payments not previously accrued past the termination date. Thus, there is no legal obligation for a class to pay any expenses incurred by DDI other than fees previously accrued and payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Because the Rule 12b-1 Plans are compensation plans, future fees under a Rule 12b-1 Plan may or may not be sufficient to cover DDI for its expenses incurred. On the other hand, under certain circumstances, DDI might collect in the aggregate over certain periods more in fees under the applicable Rule 12b-1 Plan than it has expended over that same period in providing distribution services for a fund. For example, if Class C shares of a fund were to appreciate (resulting in greater asset base against which Rule 12b-1 fees are charged) and sales of a fund's Class C shares were to decline (resulting in lower expenditures by DDI under the Rule 12b-1
Plan), fees payable could exceed expenditures. Similarly, fees paid to DDI could exceed DDI's expenditures over certain periods shorter than the life of the Rule 12b-1 Plan simply due to the timing of expenses incurred by DDI that is not matched to the timing of revenues received. Under these or other circumstances where DDI's expenses are less than the Rule 12b-1 fees, DDI will retain its full fees and make a profit.

CLASS C AND CLASS R SHARES

FEES FOR DISTRIBUTION SERVICES. For its services under the Distribution Agreement, DDI receives a fee from a fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of a fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. DDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. DDI does not advance the first year distribution fee to firms for sales of Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance between ADP, Inc. and DDI and its affiliates. For periods after the first year, DDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. This fee continues until terminated by DDI or the applicable fund. Under the Distribution Agreement, DDI also receives any contingent deferred sales charges paid with respect to Class C shares.


For its services under the Distribution Agreement, DDI receives a fee from a fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.25% of average daily net assets of a fund attributable to Class R shares. This fee is accrued daily as an expense of Class R shares. DDI currently pays firms for sales of Class R shares a distribution fee, payable quarterly, at an annual rate of 0.25% of net assets attributable to Class R shares maintained and serviced by the firm. This fee continues until terminated by DDI or the applicable fund.


CLASS A, CLASS C AND CLASS R SHARES

FEES FOR SHAREHOLDER SERVICES. For its services under the Services Agreement, DDI receives a shareholder services fee from a fund under a Rule 12b-1 Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A, C and R shares of a fund, as applicable.


With respect to Class A and Class R shares of a fund, DDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in fund accounts that it maintains and services attributable to Class A and Class R shares of a fund, generally commencing with the month after investment (for Class A shares) and immediately after investment (for Class R shares). With respect to Class C shares of a fund, DDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares.

DDI does not advance the first year service fee to firms attributable to Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance between ADP, Inc. and DDI and its affiliates. For periods after the first year, DDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class C shares of a fund maintained and serviced by the firm.


Firms to which administrative service fees may be paid include affiliates of DDI. In addition DDI may, from time to time, pay certain firms from its own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a fund.


DDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for a fund. Currently, the shareholder services fee payable to DDI is payable at an annual rate of up to 0.25% of net assets based upon fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% of net assets based upon fund assets in accounts for which there is no firm of record (other than DDI) listed on a fund's records. The effective shareholder services fee rate to be charged against all assets of each fund while this procedure is in effect will depend upon the proportion of fund assets that is held in accounts for which a firm of record provides shareholder services. The Board of each fund, in its discretion, may approve basing the fee to DDI at the annual rate of 0.25% on all fund assets in the future.



CLASS T SHARES


FEES FOR DISTRIBUTION SERVICES AND/OR SHAREHOLDER SERVICES. Pursuant to a Rule 12b-1 Plan for Class T shares, DDI receives a fee, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class T shares of a fund for distribution and/or distribution related services, including shareholder services. DDI currently expects to pay the Rule 12b-1 fee for Class T shares to firms for distribution and/or distribution related services, including shareholder services. DDI compensates firms for providing distribution and/or distribution related services, including shareholder services, by paying the firm a fee, payable quarterly, at an annual rate of 0.25% of net assets attributable to Class T shares maintained and serviced by the firm commencing immediately after investment. DDI may also, from time to time, pay certain firms from its own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a fund.


DDI also may provide some of the above services and may retain any portion of the Rule 12b-1 fee not paid to firms to compensate itself for services performed for a fund. Currently, the Class T Rule 12b-1 fee payable to DDI is payable at an annual rate of 0.25% of net assets of Class T shares of a fund based upon fund assets in accounts for which a firm provides distribution and/or distribution related services, including shareholder services, and at the annual rate of 0.15% of net assets of Class T shares of a fund based upon fund assets in accounts for which there is no firm of record (other than DDI) listed on a fund's records. The effective Class T Rule 12b-1 fee rate to be charged against all assets of Class T shares of a fund while this procedure is in effect will depend upon the proportion of fund assets that is held in accounts for which a firm of record provides services. The Board of each fund, in its discretion, may approve basing the fee to DDI at the annual rate of 0.25% on all assets of Class T shares of a fund in the future.


INVESTMENT CLASS (DEUTSCHE ULTRA-SHORT INVESTMENT GRADE FUND ONLY)



FEES FOR SHAREHOLDER SERVICES. For its services under the Services Agreement, DDI receives an administrative service fee from a fund at an annual rate of up to 0.25% of the average daily net assets of Investment Class shares of a fund. With respect to Investment Class shares of a fund, DDI pays each financial services firm an administrative service fee at an annual rate of up to 0.25% of the net assets in fund accounts that it maintains and services attributable to Investment Class of a fund immediately after investment. This administrative service fee is not paid pursuant to a Rule 12b-1 Plan.


The administrative service fee is accrued daily as an expense of Investment Class shares of a fund. DDI may enter into agreements with firms pursuant to which the firms provide personal service and/or maintenance of shareholder accounts including, but not limited to, establishing and maintaining shareholder accounts and records, distributing monthly statements, processing purchase and redemption transactions, answering routine client inquiries regarding a fund, assistance to clients in changing dividend options, account designations and addresses, aggregating trades of all the firm's clients, providing account information to clients in client sensitive formats and such other services as a fund may reasonably request. The service fee is not payable for advertising, promotion or other distribution services.


Firms to which service fees may be paid include affiliates of DDI. In addition DDI may, from time to time, pay certain firms from its own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a fund.


DDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for a fund.


II. MONEY MARKET FUNDS (EXCEPT DEUTSCHE CASH INVESTMENT TRUST CLASS A AND DEUTSCHE CASH INVESTMENT TRUST CLASS C SHARES, WHICH ARE ADDRESSED UNDER RETAIL FUNDS ABOVE)


RULE 12B-1 PLANS. Certain Money Market Funds have adopted for certain classes of shares a plan pursuant to Rule 12b-1 under the 1940 Act (each a Rule 12b-1
Plan) that provides for fees payable as an expense of the class that are used by DDI to pay for distribution services for those classes. Additionally, in accordance with the Rule 12b-1 Plan for certain classes, shareholder and administrative services are provided to the applicable fund for the benefit of the relevant classes under a fund's Services Agreement with DDI. With respect to certain classes, shareholder and administrative services may be provided outside of a Rule 12b-1 Plan either by DDI pursuant to the Services Agreement or by financial services firms under a Shareholder Services Plan. Because Rule 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.


The Rule 12b-1 Plans provide alternative methods for paying for distribution services and provide compensation to DDI or financial services firms for post-sales servicing, which may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Each Rule 12b-1 Plan is approved and reviewed separately for each such class in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. A Rule 12b-1 Plan may not be amended to increase the fee to be paid by a fund with respect to a class without approval by a majority of the outstanding voting securities of such class of a fund.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable fund to make payments to DDI pursuant to the Rule 12b-1 Plan will cease and a fund will not be required to make any payments not previously accrued past the termination date. Thus, there is no legal obligation for a fund to pay any expenses incurred by DDI other than fees previously accrued and payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Because the Rule 12b-1 Plans are compensation plans, future fees under a Rule 12b-1 Plan may or may not be sufficient to cover DDI for its expenses incurred. On the other hand, under certain circumstances, DDI might collect in the aggregate over certain periods more in fees under the applicable Rule 12b-1 Plan than it has expended over that same period.


DISTRIBUTION AND SHAREHOLDER SERVICES


Service Shares - Cash Account Trust. The Distribution Agreement authorizes the fund to pay DDI, as an expense of the Deutsche Government & Agency Securities Portfolio and the Deutsche Tax-Exempt Portfolio of Cash Account Trust, a distribution services fee, payable monthly, at an annual rate of 0.60% of average daily net assets of the Service Shares of the applicable fund. This fee is paid pursuant to a Rule 12b-1 Plan. DDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.60% of average daily net assets of Service Shares held in accounts that they maintain and service.


Managed Shares - Cash Account Trust. The Services Agreement currently authorizes a fund to pay DDI, as an expense of the Government Cash Managed Shares class of the Deutsche Government & Agency Securities Portfolio of Cash Account Trust and the Tax-Exempt Cash Managed Shares class of the Deutsche Tax-Exempt Portfolio of Cash Account Trust, an administrative service fee, payable monthly, at an annual rate of 0.15% of average daily net assets of the Managed Shares of a fund. This fee is paid pursuant to a Rule 12b-1 Plan. The Rule 12b-1 Plan for the Tax-Exempt Cash Managed Shares class authorizes the payment of up to 0.25% of average daily net assets of the class and, at the discretion of the Board, the administrative service fee may be increased from the current level to a maximum of 0.25% of average daily net assets. The Rule 12b-1 Plan for the Government Cash Managed Shares class authorizes the payment of up to 0.15% of average daily net assets of the class. DDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.15% of average daily net assets of Managed Shares held in accounts that they maintain and service.

Tax-Free Investment Class - Cash Account Trust and Investment Class - Investors Cash Trust. The Distribution Agreement authorizes a fund to pay DDI, as an expense of the Tax-Free Investment Class of the Deutsche Tax-Exempt Portfolio of Cash Account Trust and the Investment Class of the Deutsche Treasury Portfolio of Investors Cash Trust (collectively, Investment Class), a distribution services fee, payable monthly, at an annual rate of 0.25% of average daily net assets of the Investment Class shares of the applicable fund. This fee is paid pursuant to a Rule 12b-1 Plan. DDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of shares of the Investment Class held in accounts that they maintain and service. The Services Agreement authorizes a fund to pay DDI, as an expense of the Investment Class of the aforementioned funds, an administrative service fee, payable monthly, at an annual rate of 0.07% of average daily net assets of the Investment Class shares of the applicable fund. This administrative service fee is not paid pursuant to a Rule 12b-1 Plan. DDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.07% of average daily net assets of shares of the Investment Class held in accounts that they maintain and service.


SERVICES AGREEMENT FOR DEUTSCHE TREASURY PORTFOLIO - INSTITUTIONAL SHARES AND DEUTSCHE VARIABLE NAV MONEY FUND - INSTITUTIONAL SHARES, EACH A SERIES OF INVESTORS CASH TRUST. The Services Agreement authorizes each fund to pay DDI an administrative services fee, payable monthly, at an annual rate of 0.05% of the average daily net assets of the class specified for each fund (Class). The administrative services fee for Deutsche Treasury Portfolio - Institutional Shares may be increased to 0.10% at the discretion of the Board. DDI normally pays firms an administrative services fee, payable monthly, at a maximum annual rate up to 0.05% of the average daily net assets of the Class held in accounts that they maintain and service. This administrative services fee is not paid pursuant to a Rule 12b-1 Plan.



The administrative services fee is accrued daily as an expense of the Class. DDI may enter into agreements with firms pursuant to which the firms provide personal service and/or maintenance of shareholder accounts including, but not limited to, establishing and maintaining shareholder accounts and records, distributing monthly statements, processing purchase and redemption transactions, answering routine client inquiries regarding a fund, assistance to clients in changing dividend options, account designations and addresses, aggregating trades of all the firm's clients, providing account information to clients in client sensitive formats and such other services as a fund may reasonably request. The administrative service fee is not payable for advertising, promotion or other distribution services.


Firms to which administrative services fees may be paid include affiliates of DDI. In addition DDI may, from time to time, pay certain firms from its own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a fund.


DDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for a fund.


SHAREHOLDER SERVICES PLAN FOR DEUTSCHE GOVERNMENT CASH MANAGEMENT FUND - INSTITUTIONAL CLASS AND DEUTSCHE GOVERNMENT CASH RESERVES FUND INSTITUTIONAL - INSTITUTIONAL CLASS, EACH A SERIES AND CLASS OF DEUTSCHE MONEY MARKET TRUST. Each fund has adopted for the classes specified (Class) a shareholder service plan (Plan). Under the Plan, which is not a Rule 12b-1 Plan, a fund may pay financial services firms a service fee at an annual rate of up to 0.25 of 1% of the average daily net assets of shares of the Class held in accounts that the firm maintains and services. The service fee is accrued daily as an expense of the Class. A fund together with DDI may enter into agreements with firms pursuant to which the firms provide personal service and/or maintenance of shareholder accounts including, but not limited to, establishing and maintaining shareholder accounts and records, distributing monthly statements, processing purchase and redemption transactions, automatic investment in fund shares of client account cash balances, answering routine client inquiries regarding a fund, assistance to clients in changing dividend options, account designations and addresses, aggregating trades of all the firm's clients, providing account information to clients in client sensitive formats and such other services as a fund may reasonably request. Service fees are not payable for advertising, promotion or other distribution services.


The Plan continues in effect from year to year so long as its continuance is approved at least annually by the vote of a majority of (a) the Board, and (b) the Board Members who are not "interested persons" of a fund and who have no direct or indirect financial interest in the operation of the Plan, or any related agreements. The Plan may be terminated with respect to the Class at any time by vote of the Board, including a vote by the Board Members who are not "interested persons" of a fund and who have no direct or indirect financial interest in the operation of the Plan, or any related agreements. The Plan may not be amended to increase materially the amount of service fees provided for in the Plan unless the amendment is approved in the manner provided for annual continuance of the Plan discussed above. If the Plan is terminated or not renewed, a fund will not be obligated to make any payments of service fees that accrued after the termination date.


III. DEUTSCHE VARIABLE SERIES I AND DEUTSCHE VARIABLE SERIES II

RULE 12B-1 PLAN. Each fund of Deutsche Variable Series I and Deutsche Variable Series II that has authorized the issuance of Class B shares has adopted a distribution plan under Rule 12b-1 (Plan) that provides for fees payable as an expense of the Class B shares. Under the Plan, a fund may make quarterly payments as reimbursement to DDI for distribution and shareholder servicing related expenses incurred or paid by the Distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. The fee is payable by a fund, on behalf of Class B shares, of up to 0.25% of the average daily net assets attributable to Class B shares of the fund. Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. The Plan and any Rule 12b-1 related agreement that is entered into by a fund or the Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Board, and of a majority of the Board Members who are not interested persons (as defined in the 1940 Act) of a fund, cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement may be terminated as to Class B shares of a fund at any time, without penalty, by vote of a majority of the outstanding Class B shares of that fund or by vote of a majority of the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the operation of the Plan or any Rule 12b-1 related agreement. The Plan provides that it may not be amended to increase materially the amount that may be spent for distribution of Class B shares of a fund without the approval of Class B shareholders of that fund.

IV. DEUTSCHE INVESTMENTS VIT FUNDS

RULE 12B-1 PLAN. Deutsche Equity 500 Index VIP and Deutsche Small Cap Index VIP of Deutsche Investments VIT Funds have each adopted a distribution plan under Rule 12b-1 (Plan) that provides for fees payable as an expense of the Class B shares and, in the case of the Deutsche Equity 500 Index VIP, the Class B2 shares. Under the Plan, a fund may make payments to DDI for remittance directly or indirectly to a participating dealer, shareholder service agent, life insurance company or other applicable party a fee in an amount not to exceed the annual rate of 0.25% of the average daily net assets of the Class B shares or Class B2 shares, as applicable, under a participation agreement, service agreement, sub-distribution agreement or other similar agreement which provides for Class B shares or Class B2 shares. DDI is authorized pursuant to the Plan to pay for anything reasonably designed to enhance sales or retention of shareholders and for the provision of services to shareholders of the Class B shares or Class B2 shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment in Class B or Class B2 shares, and may cost more than other types of sales charges. The Plan and any Rule 12b-1 related agreement that is entered into by a fund or the Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Board, and of a majority of the Board Members who are not interested persons (as defined in the 1940 Act) of a fund, cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement may be terminated as to Class B shares or Class B2 shares of a fund at any time, without penalty, by vote of a majority of the outstanding Class B shares or Class B2 shares, as applicable, of that fund or by vote of a majority of the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the operation of the Plan or any Rule 12b-1 related agreement. The Plan provides that it may not be amended to increase materially the amount that may be spent for distribution of Class B shares or Class B2 shares of a fund without the approval of the shareholders of such class.

INVESTMENTS

INVESTMENTS, PRACTICES AND TECHNIQUES, AND RISKS

PART II - APPENDIX II-G includes a description of the investment practices and techniques which a fund may employ in pursuing its investment objective, as well as the associated risks. Descriptions in this SAI of a particular investment practice or technique in which a fund may engage (or a risk that a fund may be subject to) are meant to describe the spectrum of investments that the Advisor (and/or subadvisor or sub-subadvisor, if applicable) in its discretion might, but is not required to, use in managing a fund. The Advisor (and/or subadvisor or sub-subadvisor, if applicable) may in its discretion at any time employ such practice and technique for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of investment practices or techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or investments may not be principal activities of the fund, but, to the extent employed, could from time to time have a material impact on a fund's performance.


IT IS POSSIBLE THAT CERTAIN INVESTMENT PRACTICES AND/OR TECHNIQUES MAY NOT BE PERMISSIBLE FOR A FUND BASED ON ITS INVESTMENT RESTRICTIONS, AS DESCRIBED HEREIN (ALSO SEE PART I: INVESTMENTS, PRACTICES AND TECHNIQUES, AND RISKS) AND IN A FUND'S PROSPECTUS.



PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing orders for the purchase and sale of portfolio securities, including the allocation of brokerage. As described in the Management of the Funds section above, the Advisor may delegate trade execution, trade matching and settlement services to Deutsche Asset Management's branch offices or affiliates located in the US or outside the US. With respect to those funds for which a sub-investment advisor manages a fund's investments, references in this section to the "Advisor" should be read to mean the Subadvisor, except as noted below.


The policy of the Advisor in placing orders for the purchase and sale of securities for a fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the broker-dealer's ability to provide access to new issues; the broker-dealer's ability to provide support when placing a difficult trade; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.


Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.


It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the funds to their customers. However, the Advisor does not consider sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds.


The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (1934 Act), when placing portfolio transactions for a fund, to cause a fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided. The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to a fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. To the extent that research and brokerage services of value are received by the Advisor, the Advisor may avoid expenses that it might otherwise incur. Research and brokerage services received from a broker-dealer may be useful to the Advisor and its affiliates in providing investment management services to all or some of its clients, which includes a fund. Services received from broker-dealers that executed securities transactions for a fund will not necessarily be used by the Advisor specifically to service that fund.


Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written or electronic reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and meetings arranged with corporate and industry representatives.


The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or electronic communication services used by the Advisor to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Provided a Subadvisor is acting in accordance with any instructions and directions of the Advisor or the Board, the Subadvisor is authorized to pay to a broker or dealer who provides third party brokerage and research services a commission for executing a portfolio transaction for a fund in excess of what another broker or dealer may charge, if the Subadvisor determines in good faith that such commission was reasonable in relation to the value of the third party brokerage and research services provided by such broker or dealer.


The Advisor may use brokerage commissions to obtain certain brokerage products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment decision-making process). In those circumstances, the Advisor will make a good faith judgment to evaluate the various benefits and uses to which it intends to put the mixed use product or service and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.


The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.


Investment decisions for a fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a fund with those to be sold or purchased for other accounts in executing transactions. The Advisor has adopted policies and procedures that are reasonably designed to ensure that when the Advisor aggregates securities purchased or sold on behalf of accounts, the securities are allocated among the participating accounts in a manner that the Advisor believes to be fair and equitable. The Advisor may make allocations among accounts based upon a number of factors that may include, but not limited to, investment objectives and guidelines, risk tolerance, availability of other investment opportunities and available cash for investment. With respect to limited opportunities or initial public offerings, the Advisor may make allocations among accounts on a pro-rata basis with consideration given to suitability. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, a fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to a fund.


The Advisor and its affiliates and each fund's management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. The Advisor and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.


The Advisor may provide model portfolio recommendations for a variety of investment styles. Model portfolios may relate to the same investment strategies that are also offered or utilized through the Advisor's discretionary accounts, including the Deutsche funds. The Advisor typically provides model portfolio recommendations to model portfolio programs on a non-discretionary basis; i.e., the Advisor provides its model portfolio recommendations to third party model portfolio program sponsors (Sponsors) who then execute securities transactions on behalf of their program clients. Model portfolio related trading activity by Sponsors on behalf of their clients could potentially result in the Advisor's discretionary clients, including the Deutsche funds, receiving prices that are less favorable than prices that might otherwise have been obtained absent the Sponsors' trading activity, particularly for orders that are large in relation to a security's average daily trading volume. The Advisor intends to take reasonable steps to minimize the market impact on discretionary client accounts of orders associated with model portfolio recommendations provided to Sponsors.


Deutsche Bank AG or one of its affiliates (or in the case of a Subadvisor, the Subadvisor or one of its affiliates) may act as a broker for the funds and receive brokerage commissions or other transaction-related compensation from the funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the funds a rate consistent with that charged to comparable unaffiliated customers in similar transactions.


PORTFOLIO TURNOVER. Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.


Higher levels of activity by a fund result in higher transaction costs and may also result in the realization of taxable capital gains (including short-term gains, which generally are taxed to individuals at ordinary income rates). Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet a fund's objective.



PORTFOLIO HOLDINGS INFORMATION

In addition to the public disclosure of fund portfolio holdings through required SEC quarterly filings (and monthly filings for money market funds), each fund may make its portfolio holdings information publicly available on the Deutsche funds' Web site as described in a fund's prospectus. Each fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by a fund.


Each fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates, subadvisors, if any, administrators, sub-administrators, fund accountants, custodians, sub-custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to the fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by a fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to certain third parties, such as securities lending agents, financial printers, proxy voting firms, mutual fund analysts, rating and tracking agencies, and, on an ad hoc basis, transition managers, to shareholders in connection with in-kind redemptions or, in connection with investing in underlying funds, subadvisors to Deutsche funds of funds (Authorized Third Parties).


Prior to any disclosure of a fund's non-public portfolio holdings information to Authorized Third Parties, a person authorized by the Board must make a good faith determination in light of the facts then known that a fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public and that the disclosure would be in compliance with all applicable laws and Deutsche AM's and a subadvisor's fiduciary duties to a fund. No compensation is received by a fund or Deutsche Asset Management for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the Board.


Portfolio holdings information distributed by the trading desks of Deutsche Asset Management or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about a fund and information derived therefrom, including, but not limited to, how the fund's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, small, mid and large cap stocks, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings, alpha, beta, tracking error, default rate, portfolio turnover, and risk and style characteristics so long as the identity of the fund's holdings could not be derived from such information.


Registered investment companies that are subadvised by Deutsche Asset Management may be subject to different portfolio holdings disclosure policies, and neither Deutsche Asset Management nor the Board exercise control over such policies. In addition, separate account clients of Deutsche Asset Management have access to their portfolio holdings and are not subject to a fund's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by Deutsche Asset Management and some of the separate accounts managed by Deutsche Asset Management may substantially overlap with the portfolio holdings of a fund.


Deutsche Asset Management also manages certain unregistered commingled trusts, the portfolio holdings of which may substantially overlap with the portfolio holdings of a fund. These trusts are not subject to a fund's portfolio holdings disclosure policy. To the extent that investors in these commingled trusts may receive portfolio holdings information of their trust on a different basis from that on which fund portfolio holdings information is made public, Deutsche Asset Management has implemented procedures reasonably designed to encourage such investors to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.


In addition, Deutsche Asset Management may, from time to time, provide model portfolios to third party sponsors of model portfolio programs, which model portfolios may substantially overlap with the portfolio holdings of a fund. These model portfolios are not subject to a fund's portfolio holdings disclosure policy. Deutsche Asset Management has adopted procedures that require such third party sponsors to agree in writing to keep the model portfolio information confidential and to limit their use of the information to implementing their respective model portfolio programs.


There is no assurance that a fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect the fund from the potential misuse of portfolio holdings information by those in possession of that information.



NET ASSET VALUE

APPLICABLE TO FUNDS OTHER THAN MONEY MARKET FUNDS. The net asset value per share of a fund is normally computed as of the close of regular trading on the New York Stock Exchange (Exchange) on each day the Exchange is open for trading (Value Time). The Exchange is scheduled to be closed on the following holidays:
New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the fund because of higher expenses borne by these classes.


An equity security is valued at its most recent sale price on the security's primary exchange or over-the-counter (OTC) market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (Calculated Mean) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the foreign exchange or OTC market (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price.


Debt securities are valued as follows. Money market instruments, including instruments purchased with an original or remaining maturity of 60 days or less, shall be valued based on information obtained from an approved pricing agent, or if such information is not available, the money market instruments shall be valued using the average of the most recent reliable bid quotations or evaluated prices obtained from two or more broker-dealers. Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors, including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices obtained from a broker-dealer. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from two or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.


An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued as of the Value Time at a price supplied by an approved pricing agent, if available, and otherwise at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 pm Eastern time. If no settlement price is available, the last traded price on such exchange will be used.


If market quotations for a fund asset are not readily available or if the Advisor believes that the value of a fund asset as determined in accordance with Board-approved procedures is unreliable, the value of the fund asset is taken to be an amount which, in the opinion of the Advisor's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other holdings is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Board and overseen primarily by the Advisor's Pricing Committee.


THE FOLLOWING PARAGRAPH APPLIES TO FUNDS THAT INVEST IN UNDERLYING MUTUAL FUNDS. The net asset value of each underlying Deutsche mutual fund is determined based upon the nature of the securities as set forth in the prospectus and statement of additional information of such underlying Deutsche mutual fund. Shares of each underlying Deutsche mutual fund in which the fund may invest are valued at the net asset value per share of each underlying Deutsche mutual fund as of the close of regular trading on the Exchange on each day the Exchange is open for trading. The net asset value per share of the underlying Deutsche mutual funds will be calculated and reported to the fund by each underlying Deutsche mutual fund's accounting agent.


THE FOLLOWING ADDITIONAL PARAGRAPHS APPLY TO DEUTSCHE EQUITY 500 INDEX FUND AND DEUTSCHE S&P 500 INDEX FUND (FEEDER FUNDS). Each feeder fund pursues its investment objective by investing substantially all of its assets in a master portfolio - the Deutsche Equity

500 Index Portfolio (Portfolio), which has the same investment objective and is subject to the same investment risks as the feeder fund.


Net asset value per share of a feeder fund is determined as of the Value Time separately for each class of shares by dividing the value of the total assets of the feeder fund (i.e., the value of the feeder fund's investment in the Portfolio and any other assets) attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding.


As of the Value Time, the Portfolio determines its net value (i.e., the value of the Portfolio's portfolio instruments and any other assets less all liabilities) using the valuation procedures for securities and other assets described above.


Each investor in the Portfolio, including a feeder fund, may add to or reduce its investment in the Portfolio on each day that net asset value of the feeder fund and the Portfolio are computed as described above. At the close of a Value Time, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the net value of the Portfolio, determined as provided above, by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected as of the Value Time on that day, will then be effected. The percentage of the aggregate beneficial interests in the Portfolio held by each investor in the Portfolio, including a feeder fund, will then be recomputed as the percentage equal to the fraction
(i) the numerator of which is the value of the investor's investment in the Portfolio as of the Value Time on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from such investor's investment in the Portfolio effected as of the Value Time on such day, and (ii) the denominator of which is the aggregate net value of the Portfolio, determined as provided above, as of the Value Time on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors, including the feeder fund, in the Portfolio. The percentage so determined for a feeder fund will then be applied to determine the value of the feeder fund's interest in the Portfolio as of the Value Time on the following day that net asset value is determined.



APPLICABLE TO MONEY MARKET FUNDS OTHER THAN DEUTSCHE GOVERNMENT MONEY MARKET SERIES, DEUTSCHE GOVERNMENT CASH MANAGEMENT FUND, DEUTSCHE GOVERNMENT CASH RESERVES FUND INSTITUTIONAL AND DEUTSCHE VARIABLE NAV MONEY FUND. The net asset value (NAV) per share of a fund is calculated on each day (Valuation Day) on which the fund is open for business as of the time described in the fund's prospectus. A fund is open for business each day the New York Stock Exchange (Exchange) is open for trading, and the fund may, but is not required to, accept certain types of purchase and redemption orders (not including exchanges) on days that the Exchange is not open or beyond an early Exchange closing time, as described in the fund's prospectus. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. Although there is no guarantee, a fund's NAV per share will normally be $1.00.



A fund values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument.


The Board has established procedures reasonably designed to stabilize a fund's NAV per share at $1.00. Under the procedures, the Advisor will monitor and notify the Board of circumstances where a fund's NAV per share calculated by using market valuations may deviate from the $1.00 per share calculated using amortized cost. If there were any deviation that the Board believed would result in a material dilution or unfair result for investors or existing shareholders, the Board would promptly consider what action, if any, should be initiated. Such actions could include selling assets prior to maturity to realize capital gains or losses; shortening the average maturity of a fund's portfolio; adjusting the level of dividends; redeeming shares in kind; or valuing assets based on market valuations. For example, if a fund's net asset value per share (computed using market values) declined, or was expected to decline, below $1.00

(computed using amortized cost), the fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a fund's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), a fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share.


Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. In accordance with procedures approved by the Board, in the event market quotations are not readily available for certain portfolio assets the fair value of such portfolio assets will be determined in good faith by the Advisor's Pricing Committee (or, in some cases, the Board's Valuation Committee) based upon input from the Advisor or other third parties.


THE FOLLOWING PARAGRAPH APPLIES TO DEUTSCHE VARIABLE NAV MONEY FUND ONLY. The net asset value of shares of the fund is generally calculated on each day the New York Stock Exchange is open for trading, as described in the fund's prospectuses. Pursuant to Board approved valuation procedures, the fund generally values its portfolio instruments using information furnished by an independent pricing service or market quotations. Interactive Data Corporation serves as the primary independent pricing service for the fund. In accordance with Board approved procedures, in the event pricing service information or market quotations are not readily available for certain portfolio assets, or when the value of certain portfolio assets is believed to have been materially affected by a significant event, the fair value of such portfolio assets will be determined by the Advisor's Pricing Committee (or, in some cases, the Board's Valuation Committee). In accordance with its procedures, the fund will typically value newly acquired securities at cost on date of acquisition, and thereafter using information furnished by an independent pricing service.


APPLICABLE TO THE FOLLOWING MONEY MARKET FUNDS (EACH, A FUND): DEUTSCHE GOVERNMENT MONEY MARKET SERIES, DEUTSCHE GOVERNMENT CASH MANAGEMENT FUND AND DEUTSCHE GOVERNMENT CASH RESERVES FUND INSTITUTIONAL. Each of these funds pursues its investment objective by investing substantially all of its assets in a master portfolio - the Government Cash Management Portfolio (Portfolio), which has the same investment objective and is subject to the same investment risks as a fund. The net asset value (NAV) per share of a fund is calculated on each day (Valuation Day) on which a fund is open for business as of the time described in a fund's prospectus. The fund is open for business each day the New York Stock Exchange (Exchange) is open for trading, and the fund may, but is not required to, accept certain types of purchase and redemption orders (not including exchanges) on days that the Exchange is not open or beyond an early Exchange closing time, as described in a fund's prospectus. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the fund (i.e., the value of a fund's investment in the Portfolio and any other assets) attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. Although there is no guarantee, a fund's NAV per share will normally be $1.00.



On each Valuation Day, the Portfolio determines its net value (i.e., the value of the Portfolio's portfolio instruments and any other assets less all liabilities). The Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.


Each investor in the Portfolio, including a fund, may add to or reduce its investment in the Portfolio on each Valuation Day. At the close of each such Valuation Day, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the net value of the Portfolio, as determined by amortized cost, by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected as of the close of business on that day, will then be effected. The percentage of the aggregate beneficial interests in the Portfolio held by each investor in the Portfolio, including a fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of the investor's investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from such investor's investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net value of the Portfolio, as determined by amortized cost, as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors, including a fund, in the Portfolio. The percentage so determined for a fund will then be applied to determine the value of a fund's interest in the Portfolio as of the close of the following Valuation Day.


The Board has established procedures reasonably designed to stabilize a fund's NAV per share at $1.00. Under the procedures, the Advisor will monitor and notify the Board of circumstances where a fund's NAV per share calculated based on valuing the fund's investment in the Portfolio and the fund's other assets using market valuations may deviate from the $1.00 per share calculated based on valuing a fund's investment in the Portfolio and a fund's other assets using amortized cost. If there were any deviation that the Board believed would result in a material dilution or unfair result for investors or existing shareholders, the Board would promptly consider what action, if any, should be initiated. Such actions could include selling assets prior to maturity to realize capital gains or losses; shortening average maturity of the investment portfolio; adjusting the level of dividends; redeeming shares in kind; or valuing assets based on market valuations. For example, if a fund's net asset value per share (computed using market values) declined, or was expected to decline, below $1.00 (computed using amortized cost), the fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a fund's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), a fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Because a fund invests substantially all of its assets in the Portfolio, certain of these actions could be implemented at the Portfolio level at the discretion of its Board.


Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. In accordance with procedures approved by the Board, in the event market quotations are not readily available for certain portfolio assets the fair value of such portfolio assets will be determined in good faith by the Advisor's Pricing Committee (or, in some cases, the Board's Valuation Committee) based upon input from the Advisor or other third parties.



PROXY VOTING POLICY AND GUIDELINES

Each fund has delegated proxy voting responsibilities to the Advisor, subject to the Board's general oversight. A fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the fund's best economic interests. The Advisor has adopted its own Proxy Voting Policy and Guidelines (Policy) for this purpose. The Policy addresses, among other things, conflicts of interest that may arise between the interests of a fund, and the interests of the Advisor and its affiliates, including a fund's principal underwriter. The Policy is included in PART II - APPENDIX II-I.


You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission's Web site at www.sec.gov or by visiting our Web site at deutschefunds.com (click on "proxy voting" at the bottom of the page).



MISCELLANEOUS

A fund's prospectus(es) and this SAI omit certain information contained in the Registration Statement which a fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to a fund and the securities offered hereby. This Registration

Statement and its amendments are available for inspection by the public at the SEC's Public Reference Room in Washington, D.C.



RATINGS OF INVESTMENTS


BONDS AND COMMERCIAL PAPER RATINGS


Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.If a fixed income security is rated differently among the three major ratings agencies (i.e. Moody's Investor Services, Inc., Fitch Investors Services, Inc., and Standard & Poor's Ratings Group), portfolio management would rely on the highest credit rating for purposes of the fund's investment policies.



MOODY'S INVESTORS SERVICE, INC.'S LONG-TERM OBLIGATION RATINGS

Moody's long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.


AAA Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.


AA Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.


A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.


BAA Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.


BA Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.


B Obligations rated B are considered speculative and are subject to high credit risk.


CAA Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.


CA Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.



NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.



By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.


MOODY'S INVESTORS SERVICE, INC.'S SHORT-TERM OBLIGATION RATINGS

Moody's short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.


Moody's employs the following designations to indicate the relative repayment ability of rated issuers:


P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.


P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.


P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.


NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

MOODY'S INVESTORS SERVICE, INC.'S US MUNICIPAL SHORT-TERM DEBT AND DEMAND OBLIGATION RATINGS


SHORT-TERM OBLIGATION RATINGS

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer's long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels - MIG 1 through MIG 3 - while speculative grade short-term obligations are designated SG.


MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.


MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.


MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.


SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.


DEMAND OBLIGATION RATINGS

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade
(VMIG) scale.


The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer's long-term rating drops below investment grade.

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.


VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.


VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.


SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.



S&P GLOBAL RATINGS LONG-TERM ISSUE CREDIT RATINGS



INVESTMENT GRADE


AAA An obligation rated 'AAA' has the highest rating assigned by S&P Global Ratings. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.



AA An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.


A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.


BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

SPECULATIVE GRADE


Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.



BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.


CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.



CC An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.



C An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.



D An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.


NR This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.



PLUS (+) OR MINUS (-) The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.



S&P GLOBAL RATINGS SHORT-TERM ISSUE CREDIT RATINGS

A-1 A short-term obligation rated 'A-1' is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.



A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.


A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


B A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.


C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.


D A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless

S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.


SPUR (STANDARD & POOR'S UNDERLYING RATING) A SPUR rating is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. S&P Global Ratings maintains surveillance of an issue with a published SPUR.


S&P GLOBAL RATINGS MUNICIPAL SHORT-TERM NOTE RATINGS

An S&P Global Ratings US municipal note rating reflects S&P Global Ratings' opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings' analysis will review the following considerations:



o Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and


o Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.


Note rating symbols are as follows:


SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.


SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.


SP-3 Speculative capacity to pay principal and interest.


DUAL RATINGS


Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, 'AAA/A-1+' or 'A-1+/A-1'). With US municipal short-term demand debt, the US municipal short-term note rating symbols are used for the first component of the rating (for example, 'SP-1+/A-1+').


S&P GLOBAL RATINGS DIVIDEND RANKINGS FOR COMMON STOCKS

S&P Global Ratings has provided Earnings and Dividend Rankings, commonly referred to as Quality Rankings, on common stocks since 1956. Quality Rankings reflect the long-term growth and stability of a company's earnings and dividends.


The Quality Rankings System attempts to capture the growth and stability of earnings and dividends record in a single symbol. In assessing Quality Rankings, S&P Global Ratings recognizes that earnings and dividend performance is the end result of the interplay of various factors such as products and industry position, corporate resources and financial policy. Over the long run, the record of earnings and dividend performance has a considerable bearing on the relative quality of stocks.



The rankings, however, do not profess to reflect all of the factors, tangible or intangible, that bear on stock quality.


The rankings are generated by a computerized system and are based on per-share earnings and dividend records of the most recent 10 years - a period long enough to measure significant secular growth, capture indications of basic change in trend as they develop, encompass the full peak-to-peak range of the business cycle, and include a bull and a bear market. Basic scores are computed for earnings and dividends, and then adjusted as indicated by a set of predetermined modifiers for change in the rate of growth, stability within long-term trends, and cyclicality. Adjusted scores for earnings and dividends are then combined to yield a final ranking.


The ranking system makes allowance for the fact that corporate size generally imparts certain advantages from an investment standpoint. Conversely, minimum size limits

(in sales volume) are set for the various rankings. However, the system provides for making exceptions where the score reflects an outstanding earnings and dividend record. The following table shows the letter classifications and brief descriptions of Quality Rankings.


A+   Highest           B+   Average           C     Lowest
A    High              B    Below Average     D     In Reorganization
A-   Above Average     B-   Lower             LIQ   Liquidation


The ranking system grants some exceptions to the pure quantitative ranking. Thus, if a company has not paid any dividend over the past 10 years, it is very unlikely that it will rank higher than A-. In addition, companies may receive a bonus score based on their sales volume. If a company omits a dividend on preferred stock, it will receive a rank of no better than C that year. If a company pays a dividend on the common stock, it is highly unlikely that the rank will be below B-, even if it has incurred losses. In addition, if a company files for bankruptcy, the model's rank is automatically changed to D.


FITCH RATINGS LONG-TERM RATING SCALES


INVESTMENT GRADE

AAA: Highest credit quality. `AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.


AA: Very high credit quality. `AA' ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.


A: High credit quality. `A' ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.


BBB: Good credit quality. `BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

SPECULATIVE GRADE

BB: Speculative. `BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.


B: Highly speculative. `B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.


CCC: Substantial credit risk. Default is a real possibility.


CC: Very high levels of credit risk. Default of some kind appears probable.


C: Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a `C' category rating for an issuer include:


a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;


b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or


c. Fitch Ratings otherwise believes a condition of `RD' or `D' to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.


RD: Restricted default. `RD' ratings indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:


a. the selective payment default on a specific class or currency of debt;


b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;


c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. execution of a distressed debt exchange on one or more material financial obligations.


D: Default. `D' ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.


Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.


Imminent default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.


In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.



NOTES: The modifiers + or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' Long-Term category, or to Long-Term categories below `B'.



FITCH RATINGS SHORT-TERM RATINGS

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added + to denote any exceptionally strong credit feature.


F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.


F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.


C: High short-term default risk. Default is a real possibility.


RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.


D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.


FITCH RATINGS MUNICIPAL SHORT-TERM RATINGS

The highest ratings for state and municipal short-term obligations are "F-1+," "F-1," and "F-2."

PART II: APPENDIX II-A - BOARD MEMBERS AND OFFICERS


IDENTIFICATION AND BACKGROUND


The following table presents certain information regarding the Board Members of the Trust/Corporation. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an "interested person" (as defined in the 1940 Act) of the Trust/Corporation or the Advisor (each, an "Independent Board Member") is Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.



INDEPENDENT BOARD MEMBERS



NAME, YEAR OF BIRTH,                                                          NUMBER OF
POSITION                                                                      FUNDS IN
WITH THE TRUST/CORPORATION                                                    DEUTSCHE
AND LENGTH OF TIME           BUSINESS EXPERIENCE AND                          FUND COMPLEX   OTHER DIRECTORSHIPS
SERVED/(1)/                  DIRECTORSHIPS DURING THE PAST 5 YEARS            OVERSEEN       HELD BY BOARD MEMBER
Keith R. Fox, CFA (1954)     Managing General Partner, Exeter Capital              89        -
Chairperson since 2017,      Partners (a series of private investment
and Board Member since       funds) (since 1986); Directorships:
1996                         Progressive International Corporation
                             (kitchen goods importer and distributor); The
                             Kennel Shop (retailer); former Chairman,
                             National Association of Small Business
                             Investment Companies; former
                             Directorships: BoxTop Media Inc.
                             (advertising); Sun Capital Advisers Trust
                             (mutual funds) (2011-2012)
Kenneth C. Froewiss (1945)   Retired Clinical Professor of Finance, NYU            92        -
Vice Chairperson since       Stern School of Business (1997-2014);
2017,                        Member, Finance Committee, Association
and Board Member since       for Asian Studies (2002-present); Director,
2001                         Mitsui Sumitomo Insurance Group (US)
                             (2004-present); prior thereto, Managing
                             Director, J.P. Morgan (investment banking
                             firm) (until 1996)
John W. Ballantine (1946)    Retired; formerly: Executive Vice President           89        Portland General Electric/(2)/
Board Member since 1999      and Chief Risk Management Officer, First                        (utility company) (2003-
                             Chicago NBD Corporation/The First National                      present)
                             Bank of Chicago (1996-1998); Executive Vice
                             President and Head of International Banking
                             (1995-1996); former Directorships: Director
                             and Chairman of the Board, Healthways
                             Inc./(2)/ (population well-being and wellness
                             services) (2003-2014); Stockwell Capital
                             Investments PLC (private equity); Enron
                             Corporation; FNB Corporation; Tokheim
                             Corporation; First Oak Brook Bancshares,
                             Inc. and Oak Brook Bank; Prisma Energy
                             International. Not-for-Profit Director/Trustee:
                             Palm Beach Civic Assn.; Public Radio
                             International; Window to the World
                             Communications (public media); Harris
                             Theater for Music and Dance (Chicago)

NAME, YEAR OF BIRTH,                                                          NUMBER OF
POSITION                                                                      FUNDS IN
WITH THE TRUST/CORPORATION                                                    DEUTSCHE
AND LENGTH OF TIME            BUSINESS EXPERIENCE AND                         FUND COMPLEX   OTHER DIRECTORSHIPS
SERVED/(1)/                   DIRECTORSHIPS DURING THE PAST 5 YEARS           OVERSEEN       HELD BY BOARD MEMBER
Henry P. Becton, Jr. (1943)   Vice Chair and former President, WGBH                89
Board Member since 1990       Educational Foundation. Directorships: Public
                              Radio International; Public Radio Exchange
                              (PRX); The Pew Charitable Trusts (charitable
                              organization); former Directorships: Becton
                              Dickinson and Company/(2)/ (medical
                              technology company); Belo Corporation/(2)/
                              (media company); The PBS Foundation;
                              Association of Public Television Stations;
                              Boston Museum of Science; American
                              Public Television; Concord Academy; New
                              England Aquarium; Mass. Corporation for
                              Educational Telecommunications; Committee
                              for Economic Development; Public
                              Broadcasting Service; Connecticut College;
                              North Bennett Street School (Boston)
Dawn-Marie Driscoll (1946)    Emeritus Executive Fellow, Center for                89        -
Board Member since 1987       Business Ethics, Bentley University;
                              formerly: President, Driscoll Associates
                              (consulting firm); Partner, Palmer & Dodge
                              (law firm) (1988-1990); Vice President of
                              Corporate Affairs and General Counsel,
                              Filene's (retail) (1978-1988); Directorships:
                              Advisory Board, Center for Business Ethics,
                              Bentley University; Trustee and former
                              Chairman of the Board, Southwest Florida
                              Community Foundation (charitable
                              organization); former Directorships: ICI
                              Mutual Insurance Company (2007-2015);
                              Sun Capital Advisers Trust (mutual funds)
                              (2007-2012); Investment Company Institute
                              (audit, executive, nominating committees)
                              and Independent Directors Council
                              (governance, executive committees)
Paul K. Freeman (1950)        Consultant, World Bank/Inter-American                89        -
Board Member since 1993       Development Bank; Independent Directors
                              Council (former chair); Investment Company
                              Institute (executive and nominating
                              committees); formerly: Chairman of
                              Education Committee of Independent
                              Directors Council; Project Leader,
                              International Institute for Applied Systems
                              Analysis (1998-2001); Chief Executive
                              Officer, The Eric Group, Inc. (environmental
                              insurance) (1986-1998); Directorships:
                              Denver Zoo Foundation (December 2012-
                              present); Knoebel Institute for Healthy Aging,
                              University of Denver (2017-present); former
                              Directorships: Prisma Energy International

NAME, YEAR OF BIRTH,                                                               NUMBER OF
POSITION                                                                           FUNDS IN
WITH THE TRUST/CORPORATION                                                         DEUTSCHE
AND LENGTH OF TIME              BUSINESS EXPERIENCE AND                            FUND COMPLEX   OTHER DIRECTORSHIPS
SERVED/(1)/                     DIRECTORSHIPS DURING THE PAST 5 YEARS              OVERSEEN       HELD BY BOARD MEMBER
Richard J. Herring (1946)       Jacob Safra Professor of International                  89        Director, Aberdeen Singapore
Board Member since 1990         Banking and Professor, Finance Department,                        and Japan Funds (since
                                The Wharton School, University of                                 2007), Independent Director
                                Pennsylvania (since July 1972); Co-Director,                      of Barclays Bank Delaware
                                Wharton Financial Institutions Center;                            (since September 2010)
                                formerly: Vice Dean and Director, Wharton
                                Undergraduate Division (July 1995-June
                                2000); Director, Lauder Institute of
                                International Management Studies (July
                                2000-June 2006)
William McClayton (1944)        Private equity investor (since October 2009);           89        -
Board Member since 2004         previously: Managing Director, Diamond
                                Management & Technology Consultants, Inc.
                                (global consulting firm) (2001-2009);
                                Directorship: Board of Managers, YMCA of
                                Metropolitan Chicago; formerly: Senior
                                Partner, Arthur Andersen LLP (accounting)
                                (1966-2001); Trustee, Ravinia Festival
Rebecca W. Rimel (1951)         President, Chief Executive Officer and                  89        Director, Becton Dickinson
Board Member since 1995         Director, The Pew Charitable Trusts                               and Company/(2)/ (medical
                                (charitable organization) (1994-present);                         technology company) (2012-
                                formerly: Executive Vice President, The                           present); Director,
                                Glenmede Trust Company (investment trust                          BioTelemetry Inc./(2)/
                                and wealth management) (1983-2004);                               (healthcare) (2009-present)
                                Board Member, Investor Education
                                (charitable organization) (2004-2005); Trustee,
                                Executive Committee, Philadelphia Chamber
                                of Commerce (2001-2007); Director, Viasys
                                Health Care/(2)/ (January 2007-June 2007);
                                Trustee, Thomas Jefferson Foundation
                                (charitable organization) (1994-2012)
William N. Searcy, Jr. (1946)   Private investor since October 2003;                    89        -
Board Member since 1993         formerly: Pension & Savings Trust Officer,
                                Sprint Corporation/(2)/ (telecommunications)
                                (November 1989-September 2003); Trustee,
                                Sun Capital Advisers Trust (mutual funds)
                                (1998-2012)
Jean Gleason Stromberg          Retired; formerly: Consultant (1997-2001);              89        -
(1943)                          Director, Financial Markets US Government
Board Member since 1997         Accountability Office (1996-1997); Partner,
                                Norton Rose Fulbright, L.L.P. (law firm)
                                (1978-1996); former Directorships: The
                                William and Flora Hewlett Foundation
                                (charitable organization) (2000-2015); Service
                                Source, Inc. (nonprofit), Mutual Fund
                                Directors Forum (2002-2004), American Bar
                                Retirement Association (funding vehicle for
                                retirement plans) (1987-1990 and 1994-
                                      1996)

OFFICERS/(4)/



NAME, YEAR OF BIRTH, POSITION
WITH THE TRUST/CORPORATION         BUSINESS EXPERIENCE AND
AND LENGTH OF TIME SERVED/(5)/     DIRECTORSHIPS DURING THE PAST 5 YEARS
Brian E. Binder/(8)/ (1972)        Managing Director/(3)/ and Head of US Product and Fund Administration, Deutsche
President and Chief Executive      Asset Management (2013-present); formerly: Director and President, Deutsche AM
Officer, 2013-present              Service Company (2016-2017); Director and Vice President, Deutsche AM Distributors,
                                   Inc. (2016-2017); Director and President, DB Investment Managers, Inc. (2016-2017);
                                   and Head of Business Management and Consulting at Invesco, Ltd. (2010-2012)
John Millette/(7)/ (1962)          Director/(3)/, Deutsche Asset Management; Chief Legal Officer, Deutsche Investment
Vice President and Secretary,      Management Americas Inc. (2015-present); and Director and Vice President, Deutsche
1999-present                       AM Trust Company (since 2016); formerly, Secretary, Deutsche Investment
                                   Management Americas Inc. (2015-2017)
Hepsen Uzcan/(9)/ (1974)           Director/(3)/, Deutsche Asset Management
Vice President, since 2016
Assistant Secretary, 2013-
present
Paul H. Schubert/(9)/ (1963)       Managing Director/(3)/, Deutsche Asset Management, and Chairman, Director and
Chief Financial Officer, 2004-     President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM
present                            Distributors, Inc. (since 2016); Director, Deutsche AM Service Company (since 2017);
Treasurer, 2005-present            Director and President, DB Investment Managers, Inc. (since 2017); formerly: Director,
                                   Deutsche AM Trust Company (2004 - 2013)
Caroline Pearson/(7)/ (1962)       Managing Director/(3)/, Deutsche Asset Management; formerly: Secretary, Deutsche
Chief Legal Officer, 2010-         AM Distributors, Inc.; and Secretary, Deutsche AM Service Company
present
Scott D. Hogan/(7)/ (1970)         Director/(3)/, Deutsche Asset Management
Chief Compliance Officer, since
2016
Wayne Salit/(6)/ (1967)            Director/(3)/, Deutsche Asset Management; formerly: Managing Director, AML
Anti-Money Laundering              Compliance Officer at BNY Mellon (2011-2014); and Director, AML Compliance Officer
Compliance Officer, 2014-          at Deutsche Bank (2004-2011)
present
Sheila Cadogan/(7)/(1966)          Director/(3)/, Deutsche Asset Management
Assistant Treasurer, since July
12, 2017
Paul Antosca/(7)/(1957)            Director/(3)/, Deutsche Asset Management
Assistant Treasurer, 2007-
present
Diane Kenneally/(7)/ (1966)        Director/(3)/, Deutsche Asset Management
Assistant Treasurer, 2007-
present



/(1)/ The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.
/(2)/ A  publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
/(3)/ Executive title, not a board directorship.
/(4)/ As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
/(5)/ The  length  of  time  served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.
/(6)/ Address: 60 Wall Street, New York, New York 10005.

/(7)/ Address: One International Place, Boston, Massachusetts 02110.

/(8)/ Address: 222 South Riverside Plaza, Chicago, Illinois 60606.

/(9)/ Address: 345 Park Avenue, New York, New York 10154.



Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.

OFFICER'S ROLE WITH PRINCIPAL UNDERWRITER: DEUTSCHE AM DISTRIBUTORS, INC.



Paul H. Schubert:   Vice President



BOARD MEMBER QUALIFICATIONS


The Nominating and Governance Committee is responsible for recommending proposed nominees for election to the full Board for its approval. In recommending the election of the current Board Members, the Committee generally considered the educational, business and professional experience of each Board Member in determining his or her qualifications to serve as a Board Member, including the Board Member's record of service as a director or trustee of public and private organizations. In the case of most Board Members, this included their many years of previous service as a trustee of certain of the Deutsche funds. This previous service has provided these Board Members with a valuable understanding of the history of the Deutsche funds and the DIMA organization and has also served to demonstrate their high level of diligence and commitment to the interests of fund shareholders and their ability to work effectively and collegially with other members of the Board. The Committee also considered, among other factors, the particular attributes described below with respect to the various individual Board Members:


John W. Ballantine - Mr. Ballantine's experience in banking, financial risk management and investments acquired in the course of his service as a senior executive of a major US bank.


Henry P. Becton, Jr. - Mr. Becton's professional training and experience as an attorney, his experience as the chief executive officer of a major public media company and his experience as lead director of two NYSE companies, including his service at various times as the chair of the audit, compensation and nominating committees of one or both of such boards.


Dawn-Marie Driscoll - Ms. Driscoll's professional training and experience as an attorney, her expertise as a consultant, professor and author on the subject of business ethics, her service as a member of the executive committee of the Independent Directors Council of the Investment Company Institute and her experience as a director of an insurance company serving the mutual fund industry.


Keith R. Fox - Mr. Fox's experience as the chairman and a director of various private operating companies and investment partnerships and his experience as a director and audit committee member of several public companies. In addition, he holds the Chartered Financial Analyst designation.


Paul K. Freeman - Dr. Freeman's professional training and experience as an attorney and an economist, his experience as the founder and chief executive officer of an insurance company, his experience as a senior executive and consultant for various companies focusing on matters relating to risk management and his service on the Independent Directors Council of the Investment Company Institute.


Kenneth C. Froewiss - Dr. Froewiss' professional training and experience as an economist, his experience in finance acquired in various professional positions with governmental and private banking organizations and his experience as a professor of finance at a leading business school.


Richard J. Herring - Mr. Herring's experience as a professor of finance at a leading business school and his service as an advisor to various professional and governmental organizations.


William McClayton - Mr. McClayton's professional training and experience in public accounting, including his service as a senior partner of a major public accounting firm focusing on financial markets companies and his service as a senior executive of a public management consulting firm.


Rebecca W. Rimel - Ms. Rimel's experience on a broad range of public policy issues acquired during her service as the executive director of a major foundation and her experience as a director of several public companies.

William N. Searcy, Jr. - Mr. Searcy's experience as an investment officer for various major public company retirement plans, which included evaluation of unaffiliated investment advisers and supervision of various administrative and accounting functions.


Jean Gleason Stromberg - Ms. Stromberg's professional training and experience as an attorney specializing in federal securities law, her service in a senior position with the Securities and Exchange Commission and the US Government Accountability Office and her experience as a director and audit committee member of several major non-profit organizations.

PART II: APPENDIX II-B - PORTFOLIO MANAGEMENT COMPENSATION


FOR FUNDS ADVISED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. OR ITS AFFILIATES

Each fund is managed by a team of investment professionals who each play an important role in a fund's management process. Team members work together to develop investment strategies and select securities for a fund. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of a fund, as well as team members who have other ongoing management responsibilities for a fund, are identified in each fund's prospectus, as of the date of a fund's prospectus. Composition of the team may change over time, and shareholders and investors will be notified of changes affecting individuals with primary fund management responsibility.


COMPENSATION OF PORTFOLIO MANAGERS


The Advisor and its affiliates are part of the Deutsche Bank Group of companies. As employees of a company in the Deutsche Bank Group, portfolio managers are paid on a total compensation basis, which includes Fixed Pay (base salary) and Variable Compensation, as follows:




o Fixed Pay (FP) is the key and primary element of compensation and reflects the value of the individual's role and function within the organization. It rewards factors that an employee brings to the organization such as skills and experience, while reflecting regional and divisional (i.e. Deutsche Asset Management) specifics. FP levels play a significant role in ensuring competitiveness of the Advisor and its affiliates in the labor market, thus benchmarking provides a valuable input when determining FP levels.




o Variable Compensation (VC) is a discretionary compensation element that enables the Advisor and its affiliates to provide additional reward to employees for their performance and behaviors, while reflecting Deutsche Bank Group affordability and the financial situation of Deutsche Bank AG (the "Bank") and Deutsche Asset Management, the Bank's asset management division. VC aims to:



   - Recognize that every employee contributes to the Bank's success through the Deutsche Bank Group component of VC (Group Component),


     - Reflect individual performance through discretionary individual VC (Individual Component), and

     - Reward outstanding contributions at the junior levels through the discretionary Recognition Award.

     Employee seniority as well as divisional and regional specifics determine which VC elements are applicable for a given employee and the conditions under which they apply. Both Group and Individual Components may be awarded in Bank shares or other share-based instruments and under deferral arrangements.


In general, each of the Advisor and its advisory affiliates seek to offer its investment professionals competitive short-term and long-term compensation based on continuous, above average, fund performance relative to the market. This includes measurement of short and long-term performance against industry and portfolio benchmarks. To evaluate its investment professionals in light of and consistent with the compensation principles set forth above, the Advisor and its affiliates review investment performance for all accounts managed in relation to the appropriate Morningstar peer group universe with respect to a fund, iMoneyNet peer group with respect to a money market fund or relevant benchmark index(es) set forth in the governing documents with respect to each other account type. The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients' risk and return objectives. When determining total compensation, the Advisor and its affiliates consider a number of quantitative, qualitative and other factors:


o Quantitative measures (e.g. one-, three- and five-year pre-tax returns versus the appropriate Morningstar peer group universe for a fund, or versus the appropriate iMoneyNet peer group for a money market fund or relevant benchmark index(es) set forth in the governing documents with respect to each other account type, taking risk targets into account) are utilized to measure performance.

o Qualitative measures (e.g. adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.



o Other factors (e.g. non-investment related performance, teamwork, adherence to compliance rules, risk management and "living the values" of the Advisor and its affiliates) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.



CONFLICTS

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:


o Certain investments may be appropriate for a fund and also for other clients advised by the Advisor, including other client accounts managed by a fund's portfolio management team. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for a fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a fund and the other clients.


o To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.


o In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.


o The Advisor and its affiliates and the investment team of a fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each fund's portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.



Because the Advisor is owned by the Bank, a multi-national financial services company, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors.

Since the Bank, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients, including the Fund. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a fund's Board.



FOR FUNDS ADVISED BY NORTHERN TRUST INVESTMENTS, INC. (NTI)


COMPENSATION

Compensation for the index portfolio managers is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on a quantitative and qualitative evaluation of each portfolio manager's investment performance and contribution to his or her respective team plus the financial performance of the investment business unit and Northern Trust Corporation as a whole. The annual incentive award is not based on performance of the portfolio/funds or the amount of assets held in a fund. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.


CONFLICTS


NTI's portfolio managers are often responsible for managing one or more funds, as well as other accounts, including separate accounts and other pooled investment vehicles. A portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts that certain investments are made for some accounts and not others or conflicting investment positions are taken among accounts. The portfolio managers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. NTI seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, NTI has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, NTI has adopted policies limiting the circumstances under which cross-trades may be effected. NTI conducts periodic reviews of trades for consistency with these policies.

PART II: APPENDIX II-C - FEE RATES OF SERVICE PROVIDERS


FEES PAYABLE TO DIMA FOR INVESTMENT MANAGEMENT SERVICES.

The management fee(s) for each fund, at the annual percentage rate of daily net assets, are indicated below:



FUND NAME                                            MANAGEMENT FEE RATE
Tax-Free Income Funds
Deutsche California Tax-Free Income Fund        First $250 million 0.450%
                                                Next $750 million 0.420%
                                                Next $1.5 billion 0.400%
                                                Next $2.5 billion 0.380%
                                                Next $2.5 billion 0.350%
                                                Next $2.5 billion 0.330%
                                                Next $2.5 billion 0.310%
                                                Thereafter 0.300%
Deutsche Intermediate Tax/AMT Free Fund         0.315%
Deutsche Managed Municipal Bond Fund            First $250 million 0.365%
                                                Next $750 million 0.345%
                                                Next $1.5 billion 0.325%
                                                Next $2.5 billion 0.315%
                                                Next $2.5 billion 0.295%
                                                Next $2.5 billion 0.275%
                                                Next $2.5 billion 0.255%
                                                Thereafter 0.235%
Deutsche Massachusetts Tax-Free Fund            First $250 million 0.450%
                                                Next $750 million 0.420%
                                                Next $1.5 billion 0.400%
                                                Next $2.5 billion 0.380%
                                                Next $2.5 billion 0.350%
                                                Next $2.5 billion 0.330%
                                                Next $2.5 billion 0.310%
                                                Thereafter 0.300%
Deutsche New York Tax-Free Income Fund          First $250 million 0.450%
                                                Next $750 million 0.420%
                                                Next $1.5 billion 0.400%
                                                Next $2.5 billion 0.380%
                                                Next $2.5 billion 0.350%
                                                Next $2.5 billion 0.330%
                                                Next $2.5 billion 0.310%
                                                Thereafter 0.300%
Deutsche Short-Term Municipal Bond Fund         First $500 million 0.400%
                                                Next $500 million 0.385%
                                                Next $1.0 billion 0.370%
                                                Thereafter 0.355%
Deutsche Strategic High Yield Tax-Free Fund     First $300 million 0.515%
                                                Next $200 million 0.465%
                                                Next $500 million 0.440%
                                                Next $500 million 0.420%
                                                Next $500 million 0.410%
                                                Thereafter 0.400%

FUND NAME                                            MANAGEMENT FEE RATE
Taxable Fixed-Income Funds
Deutsche Emerging Markets Fixed Income Fund     0.590%
Deutsche Fixed Income Opportunities Fund        First $500 million 0.400%
                                                Next $500 million 0.385%
                                                Next $1.0 billion 0.370%
                                                Thereafter 0.355%
Deutsche Floating Rate Fund                     First $1.0 billion 0.650%
                                                Next $1.5 billion 0.635%
                                                Next $2.5 billion 0.610%
                                                Next $2.5 billion 0.585%
                                                Next $2.5 billion 0.560%
                                                Thereafter 0.550%
Deutsche Global High Income Fund                 0.40%
Deutsche GNMA Fund                              First $1 billion 0.315%
                                                Next $1.5 billion 0.310%
                                                Next $2.5 billion 0.300%
                                                Next $2.5 billion 0.280%
                                                Next $2.5 billion 0.260%
                                                Next $2.5 billion 0.240%
                                                Thereafter 0.220%
Deutsche High Conviction Global Bond Fund        0.31%
Deutsche High Income Fund                       First $250 million 0.480%
                                                Next $750 million 0.450%
                                                Next $1.5 billion 0.430%
                                                Next $2.5 billion 0.410%
                                                Next $2.5 billion 0.380%
                                                Next $2.5 billion 0.360%
                                                Next $2.5 billion 0.340%
                                                Thereafter 0.320%
Deutsche Multisector Income Fund                First $250 million 0.480%
                                                Next $750 million 0.450%
                                                Next $1.5 billion 0.430%
                                                Next $2.5 billion 0.410%
                                                Next $2.5 billion 0.380%
                                                Next $2.5 billion 0.360%
                                                Next $2.5 billion 0.340%
                                                Thereafter 0.320%
Deutsche Short Duration Fund                    First $1.5 billion 0.365%
                                                Next $500 million 0.340%
                                                Next $1.0 billion 0.315%
                                                Next $1.0 billion 0.300%
                                                Next $1.0 billion 0.285%
                                                Next $1.0 billion 0.270%
                                                Thereafter 0.255%
Deutsche Total Return Bond Fund                 First $1.5 billion 0.400%
                                                Next $1.75 billion 0.385%
                                                Next $1.75 billion 0.370%
                                                Next $2.5 billion 0.355%
                                                Next $2.5 billion 0.345%
                                                Next $2.5 billion 0.325%
                                                Thereafter 0.315%

FUND NAME                                             MANAGEMENT FEE RATE
Deutsche Ultra-Short Investment Grade Fund        0.20%
Asset Allocation Funds
Deutsche Global Income Builder Fund               First $1.5 billion 0.370%
                                                  Next $500 million 0.345%
                                                  Next $1.5 billion 0.310%
                                                  Next $2.0 billion 0.300%
                                                  Next $2.0 billion 0.290%
                                                  Next $2.5 billion 0.280%
                                                  Next $2.5 billion 0.270%
                                                  Thereafter 0.260%
Deutsche Multi-Asset Conservative Allocation      (a) 0.100% of the Fund's
Fund                                              average daily net assets
                                                  invested in affiliated
                                                  exchange traded funds
                                                  and affiliated and
                                                  unaffiliated mutual funds;
                                                  and (b) 0.550% of the
                                                  Fund's average daily net
                                                  assets not covered in (a)
                                                  above/(1)/
Deutsche Multi-Asset Global Allocation Fund       (a) 0.100% of the Fund's
                                                  average daily net assets
                                                  invested in affiliated
                                                  exchange traded funds
                                                  and affiliated and
                                                  unaffiliated mutual funds;
                                                  and (b) 0.650% of the
                                                  Fund's average daily net
                                                  assets not covered in (a)
                                                  above/(1)/
Deutsche Multi-Asset Moderate Allocation Fund     (a) 0.100% of the Fund's
                                                  average daily net assets
                                                  invested in affiliated
                                                  exchange traded funds
                                                  and affiliated and
                                                  unaffiliated mutual funds;
                                                  and (b) 0.550% of the
                                                  Fund's average daily net
                                                  assets not covered in (a)
                                                  above/(1)/
Real Assets Funds
Deutsche Enhanced Commodity Strategy Fund         First $500 million 0.950%
                                                  Next $500 million 0.900%
                                                  Next $500 million 0.850%
                                                  Next $1 billion 0.825%
                                                  Next $1 billion 0.800%
                                                  Thereafter 0.775%

FUND NAME                                            MANAGEMENT FEE RATE
Deutsche Global Infrastructure Fund             First $2.0 billion 0.900%
                                                Next $2.0 billion 0.875%
                                                Next $2.0 billion 0.825%
                                                Next $2.0 billion 0.775%
                                                Thereafter 0.750%
Deutsche Global Real Estate Securities Fund     First $1.0 billion 0.700%
                                                Thereafter 0.675%
Deutsche Gold & Precious Metals Fund            First $500 million 0.835%
                                                Thereafter 0.785%
Deutsche MLP & Energy Infrastructure Fund       1.10%
Deutsche Real Assets Fund                       First $500 million 0.800%
                                                Next $1.5 billion 0.785%
                                                Thereafter 0.775%
Deutsche Real Estate Securities Fund            First $100 million 0.565%
                                                Next $100 million 0.465%
                                                Next $100 million 0.415%
                                                Thereafter 0.365%
U.S. Equity Funds
Deutsche Capital Growth Fund                    First $250 million 0.495%
                                                Next $750 million 0.465%
                                                Next $1.5 billion 0.445%
                                                Next $2.5 billion 0.425%
                                                Next $2.5 billion 0.395%
                                                Next $2.5 billion 0.375%
                                                Next $2.5 billion 0.355%
                                                Thereafter 0.335%
Deutsche Communications Fund                    First $100 million 1.000%
                                                Next $100 million 0.900%
                                                Next $100 million 0.850%
                                                Next $200 million 0.800%
                                                Next $500 million 0.730%
                                                Next $500 million 0.680%
                                                Thereafter 0.650%
Deutsche Core Equity Fund                       First $250 million 0.365%
                                                Next $750 million 0.360%
                                                Next $1.5 billion 0.355%
                                                Next $5.0 billion 0.345%
                                                Next $5.0 billion 0.335%
                                                Next $5.0 billion 0.325%
                                                Thereafter 0.300%
Deutsche CROCI (Reg. TM) U.S. Fund              First $1.5 billion 0.425%
                                                Next $500 million 0.400%
                                                Next $1.0 billion 0.375%
                                                Next $1.0 billion 0.350%
                                                Next $1.0 billion 0.325%
                                                Thereafter 0.300%

FUND NAME                                                 MANAGEMENT FEE RATE
Deutsche CROCI (Reg. TM) Equity Dividend Fund     First $250 million 0.630%
                                                  Next $750 million 0.600%
                                                  Next $1.5 billion 0.580%
                                                  Next $2.5 billion 0.560%
                                                  Next $2.5 billion 0.530%
                                                  Next $2.5 billion 0.520%
                                                  Next $2.5 billion 0.510%
                                                  Thereafter 0.500%/(2)/
Deutsche Health and Wellness Fund                 First $500 million 0.765%
                                                  Thereafter 0.715%
Deutsche Large Cap Focus Growth Fund              First $1.5 billion 0.615%
                                                  Next $500 million 0.565%
                                                  Thereafter 0.515%
Deutsche Mid Cap Value Fund                       First $250 million 0.750%
                                                  Next $250 million 0.720%
                                                  Next $2.0 billion 0.700%
                                                  Next $1.5 billion 0.680%
                                                  Thereafter 0.660%/(2)/
Deutsche Small Cap Core Fund                      First $500 million 0.665%
                                                  Next $500 million 0.615%
                                                  Thereafter 0.565%
Deutsche Small Cap Growth Fund                    First $500 million 0.650%
                                                  Next $1 billion 0.600%
                                                  Next $2.5 billion 0.550%
                                                  Next $2.5 billion 0.540%
                                                  Next $2.5 billion 0.530%
                                                  Next $2.5 billion 0.520%
                                                  Thereafter 0.510%
Deutsche Small Cap Value Fund                     First $250 million 0.750%
                                                  Next $750 million 0.720%
                                                  Next $1.5 billion 0.700%
                                                  Next $2.5 billion 0.680%
                                                  Next $2.5 billion 0.650%
                                                  Next $2.5 billion 0.640%
                                                  Next $2.5 billion 0.630%
                                                  Thereafter 0.620%/(2)/
Deutsche Science and Technology Fund              First $250 million 0.480%
                                                  Next $750 million 0.450%
                                                  Next $1.5 billion 0.430%
                                                  Next $2.5 billion 0.410%
                                                  Next $2.5 billion 0.380%
                                                  Next $2.5 billion 0.360%
                                                  Next $2.5 billion 0.340%
                                                  Thereafter 0.320%
Index-Related Funds
Deutsche EAFE/ (Reg. TM)/ Equity Index Fund       0.250%
Deutsche Equity 500 Index Fund                       0.000%/(3)/
Deutsche Equity 500 Index Portfolio               0.050%

FUND NAME                                                      MANAGEMENT FEE RATE
Deutsche S&P 500 Index Fund                                0.000%/(3)/
Deutsche U.S. Multi-Factor Fund                         0.150%
Deutsche U.S. Bond Index Fund                           0.090%
International/Global Equity Funds
Deutsche CROCI/ (Reg. TM)/ International Fund           First $2.5 billion 0.565%
                                                        Next $2.5 billion 0.545%
                                                        Next $5.0 billion 0.525%
                                                        Next $5.0 billion 0.515%
                                                        Thereafter 0.465%
Deutsche CROCI/ (Reg. TM)/Sector Opportunities Fund     0.700%
Deutsche Emerging Markets Equity Fund                   0.700%
Deutsche European Equity Fund                           0.65%
Deutsche Global Macro Fund                              0.60%
Deutsche Global Small Cap Fund                          0.80%
Deutsche International Growth Fund                      0.62%
Deutsche Latin America Equity Fund                      First $400 million 1.165%
                                                        Next $400 million 1.065%
                                                        Thereafter 0.965%
Deutsche World Dividend Fund                            First $250 million 0.665%
                                                        Next $750 million 0.635%
                                                        Next $1.5 billion 0.615%
                                                        Next $2.5 billion 0.595%
                                                        Next $2.5 billion 0.565%
                                                        Next $2.5 billion 0.555%
                                                        Next $2.5 billion 0.545%
                                                        Thereafter 0.535%
Insurance/Annuity Funds
Deutsche Alternative Asset Allocation VIP                  0.200%/(4)/
Deutsche Bond VIP                                       First $250 million 0.390%
                                                        Next $750 million 0.365%
                                                        Thereafter 0.340%
Deutsche Capital Growth VIP                             First $250 million 0.390%
                                                        Next $750 million 0.365%
                                                        Thereafter 0.340%
Deutsche Core Equity VIP                                First $250 million 0.390%
                                                        Next $750 million 0.365%
                                                        Thereafter 0.340%
Deutsche CROCI (Reg. TM) International VIP              First $500 million 0.790%
                                                        Thereafter 0.640%
Deutsche CROCI (Reg. TM) U.S. VIP                       First $250 million 0.650%
                                                        Next $750 million 0.625%
                                                        Next $1.5 billion 0.600%
                                                        Next $2.5 billion 0.575%
                                                        Next $2.5 billion 0.550%
                                                        Next $2.5 billion 0.525%
                                                        Next $2.5 billion 0.500%
                                                        Thereafter 0.475%

FUND NAME                                            MANAGEMENT FEE RATE
Deutsche Equity 500 Index VIP                   First $1 billion 0.200%
                                                Next $1 billion 0.175%
                                                Thereafter 0.150%
Deutsche Global Equity VIP                      First $1.5 billion 0.650%
                                                Next $1.75 billion 0.635%
                                                Next $1.75 billion 0.620%
                                                Thereafter 0.605%
Deutsche Global Income Builder VIP              First $250 million 0.370%
                                                Next $750 million 0.345%
                                                Thereafter 0.310%
Deutsche Global Small Cap VIP                    0.80%
Deutsche Government & Agency Securities VIP     First $250 million 0.450%
                                                Next $750 million 0.430%
                                                Next $1.5 billion 0.410%
                                                Next $2.5 billion 0.400%
                                                Next $2.5 billion 0.380%
                                                Next $2.5 billion 0.360%
                                                Next $2.5 billion 0.340%
                                                Thereafter 0.320%
Deutsche High Income VIP                        First $250 million 0.500%
                                                Next $750 million 0.470%
                                                Next $1.5 billion 0.450%
                                                Next $2.5 billion 0.430%
                                                Next $2.5 billion 0.400%
                                                Next $2.5 billion 0.380%
                                                Next $2.5 billion 0.360%
                                                Thereafter 0.340%
Deutsche International Growth VIP                0.62%
Deutsche Government Money Market VIP            First $500 million 0.235%
                                                Next $500 million 0.220%
                                                Next $1.0 billion 0.205%
                                                Thereafter 0.190%
Deutsche Multisector Income VIP                 First $250 million 0.550%
                                                Next $750 million 0.520%
                                                Next $1.5 billion 0.500%
                                                Next $2.5 billion 0.480%
                                                Next $2.5 billion 0.450%
                                                Next $2.5 billion 0.430%
                                                Next $2.5 billion 0.410%
                                                Thereafter 0.390%
Deutsche Small Cap Index VIP                    0.350%
Deutsche Small Mid Cap Growth VIP               First $250 million 0.550%
                                                Next $750 million 0.525%
                                                Thereafter 0.500%

FUND NAME                                              MANAGEMENT FEE RATE
Deutsche Small Mid Cap Value VIP               First $250 million 0.650%
                                               Next $750 million 0.620%
                                               Next $1.5 billion 0.600%
                                               Next $2.5 billion 0.580%
                                               Next $2.5 billion 0.550%
                                               Next $2.5 billion 0.540%
                                               Next $2.5 billion 0.530%
                                               Thereafter 0.520%
Money Market Funds
Cash Account Trust - Deutsche Government &     First $500 million 0.120%
Agency Securities Portfolio                    Next $500 million 0.100%
                                               Next $1.0 billion 0.075%
                                               Next $1.0 billion 0.060%
                                               Thereafter 0.050%/(5)/
Cash Account Trust - Deutsche Tax- Exempt      First $500 million 0.120%
Portfolio                                      Next $500 million 0.100%
                                               Next $1.0 billion 0.075%
                                               Next $1.0 billion 0.060%
                                               Thereafter 0.050%/(5)/
Deutsche Government Cash Management Fund           0.00%/(6)/
Government Cash Management Portfolio           First $3 billion 0.1200%
                                               Next $4.5 billion 0.1025%
                                               Thereafter 0.0900%
Deutsche Government Cash Reserves Fund             0.00%/(6)/
Institutional
Deutsche Government Money Market Series           0.000%/(6)/
Deutsche Money Market Prime Series             First $215 million 0.400%
                                               Next $335 million 0.275%
                                               Next $250 million 0.200%
                                               Next $800 million 0.150%
                                               Next $800 million 0.140%
                                               Next $800 million 0.130%
                                               Thereafter 0.120%
Deutsche Variable NAV Money Fund               First $1.0 billion 0.1500%
                                               Next $3.0 billion 0.1325%
                                               Thereafter 0.1200%
Investors Cash Trust - Deutsche Treasury       0.050%
Portfolio



(1) Shareholders of a fund also indirectly bear their pro rata share of the operating expenses, including the management fee paid to DIMA or other investment advisor, of the underlying funds in which a fund invests.

(2) The fund's management fee rate includes administrative services provided by DIMA which are necessary for the fund's operation as an open-end investment company.

(3) The fund invests substantially all its assets in Deutsche Equity 500 Index Portfolio (Master Fund). DIMA receives a management fee from the Master Fund. In the event that the fund withdraws its investment in the Master Fund, DIMA would become responsible for directly managing the assets of the fund. In such event, the fund would pay DIMA a management fee at an annual rate of 0.05% or 0.15% of the daily net assets of Deutsche Equity 500 Index Fund or Deutsche S&P 500 Index Fund, respectively.

(4) The management fee paid to DIMA equals the sum of (a) 0.200% of the daily assets invested in Deutsche funds and (b) 1.200% of the daily assets invested in Other Assets. Shareholders of the fund also indirectly bear their pro rata share of the operating expenses, including the management fee paid to DIMA or other investment advisor, of the underlying funds in which the fund invests.


(5) The fund's management fee is computed based on the combined average daily net assets of the Deutsche Government & Agency Securities Portfolio and Deutsche Tax-Exempt Portfolio, each a series of Cash Account Trust, and allocated among each fund based upon relative net assets. DIMA has contractually agreed to reduce its management fee for Deutsche Government & Agency Securities Portfolio such that after the allocation of the fee to each series of Cash Account Trust, the amount payable by Deutsche Government & Agency Securities Portfolio will be limited to 0.05% of its average daily net assets.


(6) The fund invests substantially all its assets in Government Cash Management Portfolio (the Master Fund). DIMA receives a management fee from the Master Fund. In the event that the fund withdraws its investment in the Master Fund, DIMA would become responsible for directly managing the assets of the fund. In such event, the fund would pay DIMA a management fee directly and for Deutsche Government Money Market Series the management fee rate would be as follows: (a) first $3 billion 0.1200%; (b) next $4.5 billion 0.1025%; and (c) thereafter 0.0900%.


FEE PAYABLE TO DIMA FOR ADMINISTRATIVE SERVICES. Deutsche Mid Cap Value Fund, Deutsche Small Cap Value Fund and Deutsche CROCI (Reg. TM) Equity Dividend Fund, do not pay DIMA a separate administrative services fee. Each fund, except those noted below, pays DIMA an administrative services fee, computed daily and paid monthly, of 0.100% of a fund's average daily net assets. Deutsche Equity 500 Index Portfolio and Government Cash Management Portfolio each pay DIMA an administrative services fee, computed daily and paid monthly, of 0.030% of a fund's average daily net assets.


FEES PAYABLE TO DIMA FOR FUND ACCOUNTING SERVICES. Currently, DIMA receives no fee for its services to Deutsche Small Cap Value Fund and Deutsche CROCI (Reg.
TM) Equity Dividend Fund; however, subject to Board approval, DIMA may seek payment from a fund for fund accounting services in the future.


DIMA receives an annual fee from Deutsche Mid Cap Value Fund for fund accounting services equal to 0.015% of its average daily net assets.


FEE PAYABLE TO DSC FOR TRANSFER AGENCY AND SHAREHOLDER SERVICES. DSC receives an annual service fee for each account of a fund, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $10.11 to $21.43 per account plus an asset-based fee of up to 0.0026% of average net assets (not applicable to fund-of-funds, money market funds, variable annuity funds and closed-end funds). For open wholesale and institutional money market funds, the fee is $19.81 per account, plus a flat fee calculated as follows: a flat fee will be paid by the Deutsche money market funds collectively, to be allocated pro rata among the money market funds. The fee is currently equal to approximately 0.001% of the aggregate value of the funds' total assets, but the percentage will fluctuate as money market fund assets change. 1/12th of the annual service charge for each account is charged and payable to DSC each month. A fee is charged for any account which at any time during the month had a share balance in a fund. Smaller fees are also charged for closed accounts for which information must be retained on DSC's system for up to 18 months after closing for tax reporting purposes.


Certain out-of-pocket expenses incurred by DSC, including expenses of printing and mailing routine fund documents, costs of record retention and transaction processing costs are reimbursed by a fund or are paid directly by a fund. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping fees in excess of 0.25%, and processing of proxy statements, may only be reimbursed by a fund with the prior approval of the Board.

FEES PAYABLE TO SUBADVISORS BY DIMA FOR SUBADVISORY SERVICES.

The following sets forth information relating to subadvisory fees paid by DIMA to each of the applicable funds' Subadvisors that are not affiliated with DIMA. The subadvisory fee paid by DIMA for each of the following funds is computed daily and payable monthly, at the annual percentage rate of the daily net assets overseen by the Subadvisor, unless otherwise noted. To the extent that more than one non-affiliated Subadvisor provides services to a fund, the fee rate below reflects the aggregate fees paid by DIMA to the fund's non-affiliated Subadvisors.



FUND NAME                                      SUBADVISOR     AGGREGATE SUBADVISOR FEE RATE
Index-Related Funds
Deutsche EAFE (Reg. TM) Equity Index Fund     NTI            First $100 million 0.0900%
                                                             Next $400 million 0.0675%
                                                             Thereafter 0.0300%
Deutsche Equity 500 Index Portfolio           NTI            First $2.0 billion 0.015%
                                                             Next $2.0 billion 0.010%
                                                             Thereafter 0.005%
Deutsche U.S. Bond Index Fund                 NTI            First $100 million 0.040%
                                                             Next $400 million 0.020%
                                                             Thereafter 0.010%
Insurance/Annuity Funds
Deutsche Equity 500 Index VIP                 NTI            First $2.0 billion 0.015%
                                                             Next $2.0 billion 0.010%
                                                             Thereafter 0.005%
Deutsche Small Cap Index VIP                  NTI            First $100 million 0.080%
                                                             Next $400 million 0.040%
                                                             Thereafter 0.020%

PART II: APPENDIX II-D - FINANCIAL SERVICES FIRMS' COMPENSATION


GENERAL. DDI may pay compensation to financial intermediaries in connection with the sale of fund shares as described below. In addition, financial intermediaries may receive compensation for post-sale shareholder or administrative services from DDI or directly from a fund as described below.


In addition to the discounts or commissions described herein and in the prospectus, DDI, the Advisor or its affiliates may pay or allow additional discounts, commissions or incentives, in the form of cash, to firms that sell shares of a fund (see "Financial Intermediary Support Payments" under "Part II:
Purchase and Redemption of Shares").



Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a fund for their clients, and DDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.



RETAIL FUNDS: CLASS A, CLASS T, CLASS C AND CLASS R SHARES



CLASS A SHARES: The fund receives the entire net asset value of all its Class A shares sold. DDI, as principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount is set forth in the sales charge tables set forth in APPENDIX II-F. Upon notice to all dealers, DDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act.


DDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a fund in accordance with the Large Order NAV Purchase Privilege and one of the compensation schedules up to the following amounts:



               COMPENSATION SCHEDULE #1:                             COMPENSATION SCHEDULE #2:
 RETAIL SALES AND DEUTSCHE AM/ASCENSUS 403(B) PLAN/(1)/          DEUTSCHE AM RETIREMENT PLAN/(2)/
                                   AS A PERCENTAGE OF                                 AS A PERCENTAGE OF
AMOUNT OF SHARES SOLD               NET ASSET VALUE         AMOUNT OF SHARES SOLD      NET ASSET VALUE
$250,000 to $2,999,999             0.75%/(3)/                        -                        -
$250,000 to $49,999,999            0.50%/(4)/                 Over $3 million         0.00%-0.50%
$250,000 to $4,999,999             1.00%/(5)/                        -                        -
$5,000,000 to $9,999,999           0.55%/(5)(8)/                     -                        -
$1 million to $2,999,999           0.85%/(6)/                        -                        -
                                   1.00%/(7)/
$1 million to $4,999,999           1.00%/(8)/                        -                        -
$3 million to $49,999,999          0.50%/(9)/                 Over $3 million         0.00%-0.50%
$10 million to $49,999,999         0.50%/(5)(8)/                     -                        -
$50 million and greater            0.25%/(10)/                       -                        -



/(1)/ For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, DDI will consider the cumulative amount invested by the purchaser in a fund and other funds including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to below.

/(2)/ Compensation Schedule #2 applies to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DDI and its affiliates.


/(3)/ Applicable  to  the following funds: Deutsche CROCI/ (Reg. TM)/ U.S. Fund,
      Deutsche International Growth Fund and Deutsche Real Assets Fund.

/(4)/ Applicable  to  the  following  funds: Deutsche Fixed Income Opportunities
      Fund, Deutsche GNMA Fund, Deutsche Intermediate Tax/AMT Free Fund, Deutsche Short Duration Fund, Deutsche Short-Term Municipal Bond Fund and Deutsche Strategic High Yield Tax-Free Fund.

/(5)/ Applicable  to  the  following  funds: Deutsche California Tax-Free Income
      Fund, Deutsche Managed Municipal Bond Fund, Deutsche Massachusetts Tax-Free Fund, Deutsche Multisector Income Fund and Deutsche New York Tax-Free Income Fund.


/(6)/ Applicable  to  income  funds except those noted in footnotes (4), (5) and
      (8), and Deutsche U.S. Bond Index Fund.

/(7)/ Applicable to all equity funds except those in footnote (3).

/(8)/ Applicable to Deutsche Floating Rate Fund.

/(9)/ Applicable to all income and equity funds except for those noted in footnotes (5) and (8) and Deutsche U.S. Bond Index Fund.

/(10)/ Applicable to all income and equity funds except Deutsche U.S. Bond Index
      Fund.



As described in the relevant prospectus(es) under the "Class A NAV Sales" sub-heading under the "Investing in the Fund(s)" section, Class A shares may be sold at net asset value without a sales charge in certain circumstances to certain professionals who assist in the promotion of Deutsche funds pursuant to personal services contracts with DDI, for themselves or immediate members of their families. DDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased. In addition, Class A shares of certain Deutsche mutual funds may participate in a no-load network, platform or self-directed brokerage account offered by a financial service firm that has entered into an agreement with DDI as further described in the relevant prospectus(es). The Deutsche mutual funds may collectively pay a financial service firm a one-time set-up fee of up to $25,000 to participate in such a no-load network, platform or self-directed brokerage account.


COMPENSATION FOR CLASS C SHARES. DDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. Except as provided below, for sales of Class C shares, DDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares, and, for periods after the first year, DDI pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. For sales of Class C shares to employer sponsored employee benefit plans using the OmniPlus subaccount record-keeping system made available through ADP, Inc. under an alliance with DDI and its affiliates, DDI does not advance the first year distribution fee and for periods after the date of sale, DDI currently pays firms a distribution fee, payable quarterly, at an annual rate of 0.75% based on net assets as of the last business day of the month attributable to Class C shares maintained and serviced by the firm. DDI is compensated by a fund for services as distributor and principal underwriter for Class C shares.



COMPENSATION FOR CLASS R SHARES. For sales of Class R shares, DDI currently pays firms a distribution fee, payable quarterly, at an annual rate of 0.25% based on net assets attributable to Class R shares maintained and serviced by the firm.



SERVICE FEES FOR CLASS A, CLASS C AND CLASS R SHARES: With respect to Class A and Class R shares of a fund, DDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in fund accounts that it maintains and services attributable to Class A and Class R shares of a fund, commencing the month after investment for Class A shares and commencing immediately for Class R shares. With respect to Class C shares of a fund, DDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. DDI does not advance the first year service fee to firms attributable to Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DDI and its affiliates. For periods after the first year, DDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class C shares of a fund maintained and serviced by the firm (see "Retail Funds: Class A, Class C and Class R Shares" under "PART II:
DISTRIBUTION AND SERVICE AGREEMENTS AND PLANS").

COMPENSATION FOR CLASS T SHARES: DDI reallows to dealers the full applicable Class T front-end sales charge. In addition, DDI compensates firms for providing distribution and/or distribution related services, including shareholder services, to Class T shares by paying the firm a fee, payable quarterly, at an annual rate of 0.25% of net assets attributable to Class T shares maintained and serviced by the firm commencing immediately after investment (see "Retail Funds: Class T Shares" under "PART II: DISTRIBUTION AND SERVICE AGREEMENTS AND PLANS").



RETAIL FUNDS: INVESTMENT CLASS


ADMINISTRATIVE SERVICE FEE: For the Investment Class of Deutsche Limited Maturity Quality Income Fund and Deutsche Ultra-Short Investment Grade Fund, each a series of Deutsche Income Trust, DDI normally pays financial services firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of Investment Class held in accounts that they maintain and service.


RETAIL FUNDS: INSTITUTIONAL CLASS, CLASS R6 AND CLASS S SHARES


COMPENSATION FOR INSTITUTIONAL CLASS, CLASS R6 AND CLASS S SHARES. There are no sales charges for Institutional, Class R6 and Class S shares of a fund.


MONEY MARKET FUNDS (EXCEPT DEUTSCHE CASH INVESTMENT TRUST CLASS A AND CLASS C SHARES)


DEUTSCHE MONEY MARKET FUND: For Deutsche Money Market Fund shares, a series of Deutsche Money Market Prime Series, DDI may in its discretion pay compensation, in amounts not to exceed 0.50% of net asset value, to firms in connection with the sales of fund shares to employee benefit plans in excess of $3 million using the OmniPlus subaccount record-keeping system maintained by ADP, Inc. for Deutsche AM Retirement Plans under an alliance with DDI and its affiliates.



SERVICE SHARES-CASH ACCOUNT TRUST: For the Service Shares classes of the Deutsche Government & Agency Securities Portfolio and the Deutsche Tax-Exempt Portfolio of Cash Account Trust, DDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.60% of average daily net assets of Service Shares held in accounts that they maintain and service.


MANAGED SHARES-CASH ACCOUNT TRUST: For the Government Cash Managed Shares class of the Deutsche Government & Agency Securities Portfolio of Cash Account Trust and the Tax-Exempt Cash Managed Shares class of the Deutsche Tax-Exempt Portfolio of Cash Account Trust, DDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.15% of average daily net assets of Managed Shares held in accounts that they maintain and service.


INSTITUTIONAL SHARES-INVESTORS CASH TRUST AND INSTITUTIONAL SHARES - DEUTSCHE MONEY MARKET TRUST: For the Institutional Shares class of the Deutsche Treasury Portfolio and Deutsche Variable NAV Money Fund, each a series of Investors Cash Trust. DDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.05% of average daily net assets of Institutional Shares held in accounts that they maintain and service.


TAX-FREE INVESTMENT CLASS-CASH ACCOUNT TRUST AND INVESTMENT CLASS-INVESTORS CASH TRUST: For the Tax-Free Investment Class of the Deutsche Tax-Exempt Portfolio of Cash Account Trust and the Investment Class of the Deutsche Treasury Portfolio of Investors Cash Trust (collectively, "Investment Class"), DDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of shares of the Investment Class held in accounts that they maintain and service and DDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.07% of average daily net assets of shares of the Investment Class held in accounts that they maintain and service.



SHAREHOLDER SERVICES PLAN FOR DEUTSCHE GOVERNMENT CASH MANAGEMENT FUND - INSTITUTIONAL CLASS AND DEUTSCHE GOVERNMENT CASH RESERVES FUND INSTITUTIONAL - INSTITUTIONAL CLASS: Deutsche Government Cash Management Fund - Institutional Class and Deutsche Government Cash Reserves Fund Institutional - Institutional Class, each a series and class of Deutsche Money Market Trust, pursuant to a shareholder service plan, may pay financial services firms a service fee at an annual rate of up to 0.25 of 1% of the average daily net assets of shares of the applicable fund and class held in accounts that the firm maintains and services.


DEUTSCHE VARIABLE SERIES I, DEUTSCHE VARIABLE SERIES II AND DEUTSCHE INVESTMENTS VIT FUNDS: For each fund of Deutsche Variable Series I, Deutsche Variable Series II and Deutsche Investments VIT Funds that has authorized the issuance of Class B shares (including Class B2 shares of Deutsche Equity 500 Index VIP), each fund has adopted a distribution plan under Rule 12b-1 (Plan) that provides for fees for distribution and shareholder servicing activities payable through DDI to participating insurance companies as an expense of the Class B shares or Class B2 shares in an amount of up to 0.25% of the average daily net assets of Class B shares or Class B2 shares held by the insurance company.

PART II: APPENDIX II-E - FIRMS WITH WHICH DEUTSCHE ASSET MANAGEMENT HAS REVENUE SHARING ARRANGEMENTS


The list of financial advisors below is as of June 30, 2017. Any additions, modifications or deletions to the list of financial advisors identified below that have occurred since June 30, 2017 are not reflected. You can ask your financial advisor if it receives revenue sharing payments from the Advisor, the Distributor and/or their affiliates.



CHANNEL: BROKER-DEALERS AND FINANCIAL ADVISORS; RETIREMENT


Advisor Group

Ameriprise
AXA Advisors
Cambridge Investment Research, Inc.
Cetera Financial Group
Citigroup Global Markets, Inc.

Commonwealth Financial Network

Deutsche Bank Group
Fidelity Brokerage Services LLC/National Financial Services LLC
Goldman Sachs
HD Vest Investment Securities, Inc.
Hooker & Holcombe Retirement Services, Inc.
Huntington Investment Company
John Hancock Distributors LLC

Ladenburg Thalmann (Securities America, Investacorp, Triad Advisors, KMS Financial Services, Securities Service Network)

LPL Financial
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley Wealth Management

Northwestern Mutual Investment Services

Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc.
Santander Securities LLC
UBS Financial Services
Voya Financial
Wells Fargo Advisors, LLC


CHANNEL: CASH PRODUCT PLATFORM


Allegheny Investments LTD
Bank of America/Merrill Lynch
Barclays Capital Inc.
BMO Capital Markets
BNY Mellon
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co. Inc.
Chicago Mercantile Exchange


Church Greg Adams Sec. Corp.
Citibank Global Markets


Computershare Trust Company

COR Clearing LLC
Deutsche Bank Group

Fiduciary Trust Co. - International
First Southwest Company
Goldman Sachs & Co.
Institutional Cash Distributors, LLC
J.P. Morgan Clearing Corp.
J.P. Morgan Securities LLC
Lincoln Investment Planning
LPL Financial
My Treasury

Pershing Choice Platform
Raymond James & Associates


SAMCO Capital Markets
State Street Bank & Trust Company
State Street Global Markets
Sungard Institutional Brokerage Inc.
Treasury Brokerage LLC
Union Bank
US Bancorp
Ultimus Fund Solutions LLC


Weston Securities Corp.


William Blair & Company



CHANNEL: THIRD PARTY INSURANCE PLATFORMS

Allstate Life Insurance Company
Allstate Life Insurance Company of New York
American Maturity Life Insurance Company
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
CM Life Insurance Company
Columbus Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
EquiTrust Life Insurance Company
Farm Bureau Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
ICMG Registered Variable Life
Integrity Life Insurance Company
John Hancock Life Insurance Co. - Manulife Insurance Co.
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Financial Distributors
Lincoln Financial Group
Lincoln Life & Annuity Company of New York

Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Company
MetLife Group
Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Life Insurance Company & Its Affiliates
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Prudential Insurance Company of America
RiverSource Life Insurance Company
Security Benefit Life Insurance Company
Sun Life Insurance Company
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company
Zurich American Life Insurance Company of New York


Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

PART II: APPENDIX II-F - CLASS A AND CLASS T SALES CHARGE SCHEDULE

CLASS A PURCHASES. The public offering price of Class A shares for purchasers choosing an initial sales charge alternative is the net asset value plus a sales charge, as set forth below. Initial sales charges do not apply to Money Market Funds and Variable Insurance Funds, which includes Deutsche Variable Series I, Deutsche Variable Series II and Deutsche Investments VIT Funds.


INTERNATIONAL/GLOBAL EQUITY FUNDS: CROCI (Reg. TM) Sector Opportunities, Emerging Markets Equity, European Equity, Global Macro, Global Small Cap, CROCI (Reg. TM) International, Latin America Equity and World Dividend; US EQUITY
FUNDS: Capital Growth, Communications, Core Equity, CROCI (Reg. TM) Equity Dividend, Health and Wellness, Large Cap Focus Growth, Mid Cap Value, Science and Technology, Small Cap Core, Small Cap Growth and Small Cap Value; REAL ASSETS FUNDS: Enhanced Commodity Strategy, Global Infrastructure, Global Real Estate, Gold & Precious Metals, Real Estate Securities and MLP & Energy Infrastructure; ASSET ALLOCATION FUNDS: Global Income Builder, Multi-Asset Conservative Allocation, Multi-Asset Global Allocation and Multi-Asset Moderate Allocation.




                                                                     SALES CHARGE
                                         AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                     OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE
Less than $50,000                             5.75%                  6.10%                       5.20%
$50,000 but less than $100,000                4.50%                  4.71%                       4.00%
$100,000 but less than $250,000               3.50%                  3.63%                       3.00%
$250,000 but less than $500,000               2.60%                  2.67%                       2.25%
$500,000 but less than $1 million             2.00%                  2.04%                       1.75%
$1 million and over                            .00***                 .00***                      .00****




INTERNATIONAL/GLOBAL EQUITY FUND: International Growth; US EQUITY FUND: CROCI (Reg. TM) U.S. Fund, REAL ASSETS FUND: Real Assets:




                                                                   SALES CHARGE
                                       AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                   OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE
Less than $50,000                           5.75%                  6.10%                       5.20%
$50,000 but less than $100,000              4.50%                  4.71%                       4.00%
$100,000 but less than $250,000             3.50%                  3.63%                       3.00%
$250,000 and over                            .00***                 .00***                      .00****




TAXABLE FIXED-INCOME FUNDS: Emerging Markets Fixed Income, Global High Income, High Conviction Global Bond, High Income and Total Return Bond; INDEX-RELATED
FUND: S&P 500 Index:




                                                                     SALES CHARGE
                                         AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                     OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE
Less than $100,000                            4.50%                  4.71%                       4.00%
$100,000 but less than $250,000               3.50%                  3.63%                       3.00%
$250,000 but less than $500,000               2.60%                  2.67%                       2.25%
$500,000 but less than $1 million             2.00%                  2.04%                       1.75%
$1 million and over                           0.00***                0.00***                     0.00****

INDEX-RELATED FUND: U.S. Bond Index




                                                                     SALES CHARGE
                                         AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                     OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE
Less than $100,000                            2.75%                  2.83%                       2.25%
$100,000 but less than $250,000               2.50%                  2.56%                       2.00%
$250,000 but less than $500,000               2.00%                  2.04%                       1.75%
$500,000 but less than $1 million             1.50%                  1.52%                       1.25%
$1 million and over                           0.00***                0.00***                     0.00****




TAX-FREE INCOME FUNDS: California Tax-Free Income, Intermediate Tax/AMT Free, Managed Municipal Bond, Massachusetts Tax-Free, New York Tax-Free Income, and Strategic High Yield Tax-Free; TAXABLE FIXED-INCOME FUNDS: Fixed Income Opportunities, GNMA, Multisector Income and Short Duration:




                                                                   SALES CHARGE
                                       AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                   OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE
Less than $100,000                          2.75%                  2.83%                       2.25%
$100,000 but less than $250,000             2.50%                  2.56%                       2.00%
$250,000 and over                           0.00***                0.00***                     0.00****



TAXABLE FIXED-INCOME FUNDS: Floating Rate.



                                                                     SALES CHARGE
                                         AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                     OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE
Less than $100,000                            2.75%                  2.83%                       2.25%
$100,000 but less than $250,000               2.25%                  2.30%                       1.75%
$250,000 but less than $500,000               1.25%                  1.27%                       1.00%
$500,000 but less than $1 million             1.00%                  1.01%                       1.00%
$1 million and over                           0.00***                0.00***                     0.00****



TAX-FREE INCOME FUND: Short-Term Municipal Bond



                                                                   SALES CHARGE
                                       AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                   OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE
Less than $100,000                          2.00%                  2.04%                       1.50%
$100,000 but less than $250,000             1.75%                  1.78%                       1.25%
$250,000 and over                           0.00***                0.00***                     0.00****



*     The offering price includes the sales charge.
**    Rounded to the nearest one-hundredth percent.
*** Redemption of shares may be subject to a contingent deferred sales charge.
****  Commission is payable by DDI.

CLASS T PURCHASES. The public offering price of Class T shares for purchasers choosing an initial sales charge alternative is the net asset value plus a sales charge, as set forth below.




                                                                       SALES CHARGE
                                           AS A PERCENTAGE        AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                     OF OFFERING PRICE/1,2/     NET ASSET VALUE/3/     PERCENTAGE OF OFFERING PRICE
Less than $250,000                               2.50%                    2.56%                      2.50%
$250,000 but less than $500,000                  2.00%                    2.04%                      2.00%
$500,000 but less than $1,000,000                1.50%                    1.52%                      1.50%
$1,000,000 and over                              1.00%                    1.01%                      1.00%




1  The offering price includes the sales charge.
2 Subsequent purchases cannot be aggregated with prior purchases to qualify for reduced sales charge.
3  Rounded to the nearest one-hundredth percent.

PART II: APPENDIX II-G - INVESTMENTS, PRACTICES AND TECHNIQUES, AND RISKS

ADJUSTABLE RATE SECURITIES. The interest rates paid on the adjustable rate securities in which a fund invests generally are readjusted at periodic intervals, usually by reference to a predetermined interest rate index. Adjustable rate securities include US Government securities and securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. There are three main categories of interest rate indices: those based on US Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (LIBOR), the prime rate of a specific bank or commercial paper rates. As with fixed-rates securities, changes in market interest rates and changes in the issuer's creditworthiness may affect the value of adjustable rate securities.


Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (Cost of Funds Index), tend to lag behind changes in market rate levels and tend to be somewhat less volatile. To the extent that the Cost of Funds index may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates, any increase may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds index may remain higher for a longer period of time than other market interest rates, which may result in a higher level of principal prepayments on adjustable rate securities which adjust in accordance with the Cost of Funds index than adjustable rate securities which adjust in accordance with other indices. In addition, dislocations in the member institutions of the 11th District Federal Home Loan Bank in recent years have caused and may continue to cause the Cost of Funds index to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds index as compared to other indices based upon specific interest rates may be affected by changes in the method used to calculate the Cost of Funds index.


If prepayments of principal are made on the securities during periods of rising interest rates, a fund generally will be able to reinvest such amounts in securities with a higher current rate of return. However, a fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate securities held as investments by a fund to exceed the maximum allowable annual or lifetime reset limits (cap rates) for a particular adjustable rate security. Also, a fund's net asset value could vary to the extent that current yields on adjustable rate securities are different than market yields during interim periods between coupon reset dates.


During periods of declining interest rates, the coupon rates may readjust downward, resulting in lower yields to a fund. Further, because of this feature, the value of adjustable rate securities is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. Interest rate declines may result in accelerated prepayment of adjustable rate securities, and the proceeds from such prepayments must be reinvested at lower prevailing interest rates.


ADVANCE REFUNDED BONDS. A fund may purchase municipal securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid. The proceeds from the new issue of bonds are typically placed in an escrow fund consisting of US Government obligations that are used to pay the interest, principal and call premium on the issue being refunded. A fund may also purchase municipal securities that have been refunded prior to purchase.


ASSET-BACKED SECURITIES. A fund may invest in securities generally referred to as asset-backed securities. Asset-backed securities are securities that directly or indirectly represent interests in, or are secured by and payable from, an underlying pool of assets such as (but not limited to) first lien mortgages, motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, and receivables from revolving credit (i.e., credit card) agreements and trade receivables. Such assets are securitized through the use of trusts and special purpose corporations. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets. Payments of principal and interest may be dependent upon the cash flow generated by the underlying assets backing the securities and, in certain cases, may be supported by some form of credit enhancement (for more information, see Credit Enhancement). The degree of credit enhancement provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit enhancement could adversely affect the return on an investment in such a security. The value of the securities also may change because of changes in interest rates or changes in the market's perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Additionally, since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, asset-backed securities have been subject to greater liquidity risk. Asset-backed securities are ultimately dependent upon payment of loans and receivables by individuals, businesses and other borrowers, and a fund generally has no recourse against the entity that originated the loans.


Because asset-backed securities may not have the benefit of a security interest in the underlying assets, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Furthermore, most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.


The yield characteristics of the asset-backed securities in which a fund may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if a fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if a fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, the yield on these securities. Because prepayment of principal generally occurs during a period of declining interest rates, a fund may generally have to reinvest the proceeds of such prepayments at lower interest rates. Therefore, asset-backed securities may have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.


Other Asset-Backed Securities. The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a structure similar to the CMO structure. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.


Several types of asset-backed securities have already been offered to investors, including Certificates of Automobile Receivables/SM/ (CARS/SM/). CARS/SM/ represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS/SM/ are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS/SM/ may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

A fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.


The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require a fund to dispose of any then-existing holdings of such securities.


ASSET-INDEXED SECURITIES. A fund may purchase asset-indexed securities which are debt securities usually issued by companies in precious metals related businesses such as mining, the principal amount, redemption terms, or interest rates of which are related to the market price of a specified precious metal. Market prices of asset-indexed securities will relate primarily to changes in the market prices of the precious metals to which the securities are indexed rather than to changes in market rates of interest. However, there may not be a perfect correlation between the price movements of the asset-indexed securities and the underlying precious metals. Asset-indexed securities typically bear interest or pay dividends at below market rates (and in certain cases at nominal rates). The purchase of asset-indexed securities also exposes a fund to the credit risk of the issuer of the asset-indexed securities.


ASSET SEGREGATION. Certain investment transactions expose a fund to an obligation to make future payments to third parties. Examples of these types of transactions, include, but are not limited to, reverse repurchase agreements, short sales, dollar rolls, when-issued, delayed-delivery or forward commitment transactions and certain derivatives such as swaps, futures, forwards, and options. To the extent that a fund engages in such transactions, a fund will (to the extent required by applicable law) either: (1) segregate cash or liquid assets in the prescribed amount; or (2) otherwise "cover" its future obligations under the transaction, such as by holding an offsetting investment. If a fund segregates sufficient cash or other liquid assets or otherwise "covers" its obligations under such transactions, a fund will not consider the transactions to be borrowings for purposes of its investment restrictions or "senior securities" under the 1940 Act, and therefore, such transactions will not be subject to the 300% asset coverage requirement under the 1940 Act otherwise applicable to borrowings by a fund.


In some cases (e.g., with respect to futures and forwards that are contractually required to "cash-settle"), a fund will segregate cash or other liquid assets with respect to the amount of the daily net (marked-to-market) obligation arising from the transaction, rather than the notional amount of the underlying contract. By segregating assets in an amount equal to the net obligation rather than the notional amount, a fund will have the ability to employ leverage to a greater extent than if it set aside cash or other liquid assets equal to the notional amount of the contract, which may increase the risk associated with such transactions.


A fund may utilize methods of segregating assets or otherwise "covering" transactions that are currently or in the future permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the SEC thereunder and, to the extent deemed appropriate by a fund, interpretations and guidance provided by the SEC staff.


Assets used as segregation or "cover" cannot be sold while the position in the corresponding transaction is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a fund's assets for segregation and "cover" purposes could impede portfolio management or a fund's ability to meet redemption requests or other current obligations.


Segregating assets or otherwise "covering" for these purposes does not necessarily limit the percentage of the assets of a fund that may be at risk with respect to certain derivative transactions.

AUCTION RATE SECURITIES. Auction rate securities in which certain municipal funds may invest consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate securities normally permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by a "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. If an auction fails, the dividend rate of the securities rate adjusts to a maximum rate, specified in the issuer's offering documents and, in the case of closed-end funds, relevant charter documents. Security holders that submit sell orders in a failed auction may not be able to sell any or all of the shares for which they have submitted sell orders. Security holders may sell their shares at the next scheduled auction, subject to the same risk that the subsequent auction will not attract sufficient demand for a successful auction to occur. Broker-dealers may also try to facilitate secondary trading in the auction rate securities, although such secondary trading may be limited and may only be available for shareholders willing to sell at a discount. Since February 2008, many municipal issuers and closed-end funds have experienced, and continue to experience, failed auctions of their auction rate securities. Repeated auction failures have significantly affected the liquidity of auction rate securities, shareholders of such securities have generally continued to receive dividends at the above-mentioned maximum rate. There is no assurance that auctions will resume or that any market will develop for auction rate securities. Valuation of such securities are highly speculative. Dividends on auction rate preferred securities issued by a closed-end fund may be reported, generally on Form 1099, as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by a fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes, and the closed-end fund complies with certain requirements under the Code. A fund's investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other US registered investment companies, which limitations are prescribed by the 1940 Act.


BANK LOANS. Bank loans are typically senior debt obligations of borrowers (issuers) and, as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans that hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Advisor, in the category of senior debt of the borrower. This capital structure position generally gives the holders of these loans a priority claim on some or all of the borrower's assets in the event of a default. In most cases, these loans are either partially or fully collateralized by the assets of a corporation, partnership, limited liability company or other business entity, or by cash flow that the Advisor believes at the time of acquisition is sufficient to service the loan. These loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. Moody's and Standard & Poor's may rate bank loans higher than high yield bonds of the same issuer to reflect their more senior position. A fund may invest in both fixed- and floating-rate loans.


Bank loans may include restrictive covenants which must be maintained by the borrower. Such covenants, in addition to the timely payment of interest and principal, may include mandatory prepayment provisions arising from free cash flow, restrictions on dividend payments and usually state that a borrower must maintain specific minimum financial ratios as well as establishing limits on total debt. A breach of covenant, which is not waived by the agent, is normally an event of acceleration, i.e., the agent has the right to call the outstanding bank loan. In addition, loan covenants may include mandatory prepayment provisions stemming from free cash flow. Free cash flow is cash that is in excess of capital expenditures plus debt service requirements of principal and interest. Such mandatory prepayments typically provide that all or a portion of free cash flow be applied to prepay the bank loan in the order of maturity described in the loan documents.


When a fund has an interest in certain types of bank loans, a fund may have an obligation to make additional loans upon demand by the borrower. These commitments may have the effect of requiring a fund to increase its investment in a borrower at a time when it would not otherwise have done so. A fund intends to reserve against such contingent obligations by segregating sufficient assets in high quality short-term liquid investments or borrowing to cover such obligations.

In a typical interest in a bank loan, the agent administers the loan and has the right to monitor the collateral. The agent is also required to segregate the principal and interest payments received from the borrower and to hold these payments for the benefit of the lenders. A fund normally looks to the agent to collect and distribute principal of and interest on a bank loan. Furthermore, a fund looks to the agent to use normal credit remedies, such as to foreclose on collateral; monitor credit loan covenants; and notify the lenders of any adverse changes in the borrower's financial condition or declarations of insolvency. In the event of a default by the borrower, it is possible, though unlikely, that a fund could receive a portion of the borrower's collateral. If a fund receives collateral other than cash, such collateral will be liquidated and the cash received from such liquidation will be available for investment as part of a fund's portfolio. At times a fund may also negotiate with the agent regarding the agent's exercise of credit remedies under a bank loan. The agent is compensated for these services by the borrower as is set forth in the loan agreement. Such compensation may take the form of a fee or other amount paid upon the making of the bank loan and/or an ongoing fee or other amount.


The loan agreement in connection with bank loans sets forth the standard of care to be exercised by the agents on behalf of the lenders and usually provides for the termination of the agent's agency status in the event that it fails to act properly, becomes insolvent, enters FDIC receivership, or if not FDIC insured, enters into bankruptcy or if the agent resigns. In the event an agent is unable to perform its obligations as agent, another lender would generally serve in that capacity.


Under a bank loan, the borrower generally must pledge as collateral assets which may include one or more of the following: cash; accounts receivable; inventory; property, plant and equipment; common and preferred stock in its subsidiaries; trademarks, copyrights, patent rights; and franchise value. A fund may also receive guarantees as a form of collateral. In some instances, a bank loan may be secured only by stock in a borrower or its affiliates. A fund may also invest in bank loans not secured by any collateral. The market value of the assets serving as collateral, at the time of investment, in the opinion of the Advisor, sufficiently collateralize the principal amount of the bank loan. The valuations of these assets may be performed by an independent appraisal. If the agent becomes aware that the value of the collateral has declined, the agent may take action as it deems necessary for the protection of its own interests and the interests of the other lenders, including, for example, giving the borrower an opportunity to provide additional collateral or accelerating the loan. There is no assurance, however, that the borrower would provide additional collateral or that the liquidation of the existing collateral would satisfy the borrower's obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated.


Loan agreements frequently require the borrower to make full or partial prepayment of a loan when the borrower engages in asset sales or a securities issuance. Prepayments on bank loans may also be made by the borrower at its election. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a bank loan to be shorter than its stated maturity. This should, however, allow a fund to reinvest in a new loan and recognize as income any unamortized loan fees. This may result in a new facility fee payable to a fund. Because interest rates paid on bank loans periodically fluctuate with the market, it is expected that the prepayment and a subsequent purchase of a new bank loan by a fund will not have a material adverse impact on the yield of the portfolio. A fund may hold bank loans to maturity unless it has become necessary to adjust a fund's portfolio in accordance with the Advisor's view of current or expected economic or specific industry or borrower conditions.


A fund may be required to pay and may receive various fees and commissions in the process of purchasing, selling and holding bank loans. The fee may include any, or a combination of, the following elements: arrangement fees, non-use fees, facility fees, letter of credit fees and ticking fees. Arrangement fees are paid at the commencement of a loan as compensation for the initiation of the transaction. A non-use fee is paid based upon the amount committed but not used under the loan. Facility fees are on-going annual fees paid in connection with a loan. Letter of credit fees are paid if a loan involves a letter of credit. Ticking fees are negotiated at the time of transaction, and are paid from the initial commitment indication until loan closing.


If legislation or state or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans that are considered highly leveraged transactions, the availability of bank loans for investment by a fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default. If legislation or federal or state regulators require financial institutions to dispose of bank loans that are considered highly leveraged transactions or subject such bank loans to increased regulatory scrutiny, financial institutions may determine to sell such bank loans. Such sales by affected financial institutions may not be at desirable prices, in the opinion of the Advisor. If a fund attempts to sell a bank loan at a time when a financial institution is engaging in such a sale, the price a fund could get for the bank loan may be adversely affected.


Affiliates of the Advisor may participate in the primary and secondary market for bank loans. Because of limitations imposed by applicable law, the presence of the Advisor's affiliates in the bank loan market may restrict a fund's ability to acquire some bank loans, or affect the timing or price of such acquisitions. The Advisor does not believe that this will materially affect a fund's ability to achieve its investment objective. Also, because the Advisor may wish to invest in the publicly traded securities of a borrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.


Senior loans may not be considered "securities," and purchasers, such as a fund, therefore may not be entitled to rely on the anti-fraud and misrepresentation protections of the federal securities laws.


Loan Participations and Assignments. A fund's investments in bank loans are expected in most instances to be in the form of participations in bank loans (Participations) and assignments of portions of bank loans (Assignments) from third parties. Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender.


When a fund buys an Assignment, it is essentially becoming a party to the bank agreement. The vast majority of all trades are Assignments and would therefore generally represent the preponderance of bank loans held by a fund. When a fund is a purchaser of an Assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a fund as the purchaser of an Assignment may differ from, and may be more limited than, those held by the assigning lender.


In certain cases, a fund may buy bank loans on a participation basis, if for example, a fund did not want to become party to the bank agreement. With respect to any given bank loan, the rights of a fund when it acquires a Participation may be more limited than the rights of the original lenders or of investors who acquire an Assignment. Participations typically will result in a fund having a contractual relationship only with the lender and not with the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the bank loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the bank loan in which it has purchased the Participation. As a result, a fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.


In the case of loan Participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the Participation does not shift to a fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of a fund's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

A fund may pay a fee or forego a portion of interest payments to the lender selling a Participation or Assignment under the terms of such Participation or Assignment. In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan Participation and could suffer a loss of principal or interest.


Participations and Assignments involve credit risk, interest rate risk, and liquidity risk, as well as the potential liability associated with being a lender. If a fund purchases a Participation, it may only be able to enforce its rights through the participating lender, and may assume the credit risk of both the lender and the borrower. Investments in loans through direct Assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, a fund could benefit from becoming part owner of any collateral, however, a fund would bear the costs and liabilities associated with owning and disposing of the collateral.


A fund may have difficulty disposing of Assignments and Participations. Because no liquid market for these obligations typically exists, a fund anticipates that these obligations could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse effect on a fund's ability to dispose of particular Assignments or Participations when necessary to meet a fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations may also make it more difficult for a fund to assign a value to those securities for purposes of valuing a fund's portfolio and calculating its net asset value.


BORROWING. Under the 1940 Act, a fund is required to maintain continuous asset coverage of 300% with respect to permitted borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidation of a fund's holdings may be disadvantageous from an investment standpoint.


BRADY BONDS. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former US Secretary of the Treasury, Nicholas F. Brady (Brady Plan). Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (but primarily the dollar). Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by US Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the residual risk). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds, with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.


CASH MANAGEMENT VEHICLES. A fund may have cash balances that have not been invested in portfolio securities (Uninvested Cash). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, assets to cover a fund's open futures and other derivatives positions, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. A fund may use Uninvested Cash to purchase shares of affiliated money market funds for which the Advisor may act as investment advisor now or in the future. Such affiliated money market funds will operate in accordance with Rule 2a-7 under the 1940 Act and will seek to maintain a stable net asset value (NAV) or will maintain a floating NAV. A fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. The affiliated money market funds in which a fund may invest are registered under the 1940 Act or are excluded from the definition of "investment company" under
Section 3(c)(1) or 3(c)(7) of the 1940 Act. Investments in such affiliated money market funds may exceed the limits of Section 12(d)(1)(A) of the 1940 Act.

COMMERCIAL PAPER. A fund may invest in commercial paper issued by major corporations under the Securities Act in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A fund also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the 1933 Act (Section 4(2) paper). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like a fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity.


COMMODITY POOL OPERATOR EXCLUSION. The Advisor currently intends to operate the fund (unless otherwise noted) in compliance with the requirements of Rule 4.5 of the Commodity Futures Trading Commission (CFTC). As a result, a fund is not deemed to be a "commodity pool" under the Commodity Exchange Act (CEA) and will be limited in its ability to use futures and options on futures or commodities or engage in swap transactions for other than bona fide hedging purposes. Provided a fund operates within the limits of Rule 4.5 of the CFTC, a fund will be excluded from registration with and regulation under the CEA and the Advisor will not be deemed to be a "commodity pool operator" with respect to the operations of a fund. If a fund were no longer able to claim the exclusion, the fund and the Advisor would be subject to regulation under the CEA.



COMMODITY POOL OPERATOR REGULATION. Deutsche Enhanced Commodity Strategy Fund, Deutsche Gold & Precious Metals Fund and Deutsche Real Assets Fund are unable to rely on the exclusion from CFTC Rule 4.5 and therefore will be subjected to regulation under the CEA and CFTC rules as a commodity pool. The Advisor is currently registered with the National Futures Association as a "commodity pool operator" and a "commodity trading advisor" and the Advisor will act as such with respect to the operation of a fund. As a result, the Advisor and the fund are subject to dual regulation by the CFTC and the SEC. The CFTC recently adopted regulations that seek to "harmonize" CFTC regulations with overlapping SEC regulations. Pursuant to the CFTC harmonization regulations, the Advisor and the fund may elect to meet the requirements of certain CFTC regulations by complying with specific SEC rules and regulations relating to disclosure and reporting requirements. The CFTC could deem the fund or the Advisor in violation of an applicable CFTC regulation if the fund or the Advisor failed to comply with a related SEC regulatory requirement under the CFTC harmonization regulations. The fund and the Advisor will remain subject to certain CFTC-mandated disclosure, reporting and recordkeeping regulations even if they elect substitute compliance under the CFTC harmonization regulations. Compliance with the CFTC regulations could increase the fund's expenses, adversely affecting investment returns. Investors in a fund and their financial advisers should consider whether a fund's status as a "commodity pool" impacts their operations or status under the CEA in deciding whether to invest in a fund.



COMMON STOCK. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a fund may participate in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets, such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.


CONVERTIBLE SECURITIES. A fund may invest in convertible securities; that is, bonds, notes, debentures, preferred stocks and other securities that are convertible (by the holder or by the issuer) into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.


The convertible securities in which a fund may invest include fixed-income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, a fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on a fund's ability to achieve its investment objectives. Convertible securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market values of convertible securities tend to decline as interest rates increase and, conversely, tend to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market values of convertible securities typically change as the market values of the underlying common stocks change, and, therefore, also tend to follow movements in the general market for equity securities. A unique feature of convertible securities is that, as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.


As debt securities, convertible securities are investments that provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.


Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.


Convertible securities are generally subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (LYONs).


CREDIT ENHANCEMENT. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties; through various means of structuring the transaction; or through a combination of such approaches. A fund may pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security.


The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.


Examples of credit enhancement arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled

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payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.


Certain of a fund's other investments may be credit-enhanced by a guaranty, letter of credit, or insurance from a third party. Any bankruptcy, receivership, default, or change in the credit quality of the third party providing the credit enhancement may adversely affect the quality and marketability of the underlying security and could cause losses to a fund and affect a fund's share price.


CURRENCY STRATEGIES. In addition to a fund's main investment strategy, certain funds seek to enhance returns by employing proprietary quantitative, rules-based methodology currency strategies using derivatives (contracts whose value are based on, for example, indices, currencies or securities), in particular forward currency contracts. These currency strategies are long/short rules-based strategies that offer a core approach to currency investing by investing across a diversified pool of developed and emerging market currencies. There are three strategies:

     CARRY STRATEGY: Carry trades are widely known in currency markets. In a carry trade low interest rate currencies are systematically sold and high interest rate currencies are systematically bought. Such a strategy seeks to exploit what academics call "forward-rate bias" or the "forward premium puzzle," that is, circumstances where the forward rate is not an unbiased estimate of the future spot. Positive returns may occur when an investor's gain from interest rate differentials between the high yielding and low yielding jurisdictions exceed any losses from currency rate movements between the relevant currencies.

     MOMENTUM STRATEGY: This strategy is based on the observation that many exchange rates have followed multi-year trends. A strategy that follows a multi-year trend may make positive returns over time. The segmentation of currency market participants, with some acting quickly on news while others respond more slowly is one reason why, in some circumstances, trends may emerge and can be protracted.

     VALUATION STRATEGY: This strategy is based on the observation that in the long-term, currencies have tended to move toward their "fair value." The goal of the valuation strategy is to seek a profit for the fund by systematically buying "undervalued" currencies and selling "overvalued" currencies in the medium-term. The success of the currency strategies depends, in part, on the effectiveness and implementation of portfolio management's proprietary models. If portfolio management's analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the currency strategies. As part of the currency strategies, a fund will be exposed to the risks of non-US currency markets. Foreign currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the US or abroad. As a result, the fund's exposure to foreign currencies could cause lower returns or even losses to the fund. Although portfolio management seeks to limit these risks through the aggregation of various long and short positions, there can be no assurance that it will be able to do so.


CUSTODIAL RECEIPTS. Custodial receipts are interests in separately traded interest and principal component parts of US Government securities that are issued by banks or brokerage firms and are created by depositing US Government securities into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Custodial receipts include Treasury Receipts (TRs), Treasury Investment Growth Receipts (TIGRs), and Certificates of Accrual on Treasury Securities (CATS). TIGRs and CATS are interests in private proprietary accounts while TRs and STRIPS are interests in accounts sponsored by the US Treasury. Receipts are sold as zero coupon securities (see Zero Coupon Securities). A fund may acquire US Government securities and their unmatured interest coupons that have been separated (stripped) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the US Government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including TIGRs and CATS. The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying US Treasury bonds and notes

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themselves are generally held in book-entry form at a Federal Reserve Bank.
Counsel to the underwriters of these certificates or other evidences of ownership of US Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying US Government securities for federal tax and securities purposes. In the case of CATS and TIGRs, the Internal Revenue Service (IRS) has reached a similar conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as a fund. CATS and TIGRs are not considered US Government securities by the staff of the SEC. Further, the IRS conclusion noted above is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by a fund. A fund is not aware of any binding legislative, judicial or administrative authority on this issue.


DEPOSITARY RECEIPTS. A fund may invest in sponsored or unsponsored American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), International Depositary Receipts (IDRs) and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as Depositary Receipts). Depositary Receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of unsponsored Depositary Receipts are not obligated to disclose material information regarding the underlying securities or their issuer in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts that are bought and sold in the United States and are typically issued by a US bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers' stock, a fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.


DERIVATIVES. A fund may use instruments referred to as derivatives (derivatives). Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives often allow a fund to increase or decrease the level of risk to which a fund is exposed more quickly and efficiently than direct investments in the underlying asset or instruments.


A fund may, to the extent consistent with its investment objective and policies, purchase and sell (write) exchange-listed and over-the-counter (OTC) put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars and contracts for difference, and may enter into currency forward contracts, currency futures contracts, currency swaps or options on currencies, or various other currency transactions. In addition, a fund may invest in structured notes. The types of derivatives identified above are not intended to be exhaustive and a fund may use types of derivatives and/or employ derivatives strategies not otherwise described in this Statement of Additional Information or a fund's prospectuses.


OTC derivatives are purchased from or sold to securities dealers, financial institutions or other parties (Counterparties) pursuant to an agreement with the Counterparty. As a result, a significant risk of OTC derivatives is counterparty risk. The Advisor monitors the creditworthiness of OTC derivative counterparties and periodically reports to the Board with respect to the creditworthiness of OTC derivative counterparties.


A fund may use derivatives subject to certain limits imposed by a fund's investment objective and policies (see Investment Restrictions) and the 1940 Act, or by the requirements for a fund to qualify as a regulated investment company for tax purposes (see Taxes) (i) to seek to achieve returns, (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a fund's portfolio resulting from securities markets or currency exchange rate fluctuations, (iii) to protect a fund's unrealized gains in the value of its portfolio securities, (iv) to facilitate the sale of such securities for investment purposes, (v) to manage the effective maturity or duration of a fund's portfolio, (vi) to establish a position in the derivatives markets as a substitute for purchasing or selling (including selling short) particular securities, (vii) for funds that invest in foreign securities, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another (not necessarily the US dollar), or
(viii) for any other purposes permitted by law.


A fund may decide not to employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Advisor incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for a fund, a fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivatives may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivatives and price movements of related investments. While some strategies involving derivatives can reduce risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivatives (refer to Asset Segregation for more information relating to asset segregation and cover requirements for derivatives instruments), and the possible inability of a fund to close out or liquidate its derivatives positions.


General Characteristics of Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A fund's purchase of a call option on a security, commodity, index, currency or other instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. If a fund sells or "writes" a call option, the premium that it receives may partially offset, to the extent of the option premium, a decrease in the value of the underlying securities or instruments in its portfolio or may increase a fund's income. The sale of put options can also provide income and might be used to protect a fund against an increase in the price of the underlying instrument or provide, in the opinion of portfolio management, an acceptable entry point with regard to the underlying instrument.


A fund may write call options only if they are "covered." A written call option is covered if a fund owns the security or instrument underlying the call or has an absolute right to acquire that security or instrument without additional cash consideration (or if additional cash consideration is required, liquid assets in the amount of a fund's obligation are segregated according to the procedures and policies adopted by the Board). For a call option on an index, the option is covered if a fund segregates liquid assets equal to the contract value to the extent required by SEC guidelines. A call option is also covered if a fund holds a call on the same security, index or instrument as the written call option where the exercise price of the purchased call (long position) is:
(i) equal to or less than the exercise price of the call written; or (ii) greater than the exercise price of the call written provided that liquid assets equal to the difference between the exercise prices are segregated to the extent required by SEC guidelines (see Asset Segregation). Exchange listed options are issued and cleared by a regulated intermediary such as the Options Clearing Corporation (OCC). The OCC ensures that the obligations of each option it clears are fulfilled. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries. OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, or cash delivery for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

As noted above, OTC options are purchased from or sold to Counterparties through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, a fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction.


There are a number of risks associated with transactions in options. Options on particular securities or instruments may be more volatile than a direct investment in the underlying security or instrument. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. Additionally, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given options transaction not to achieve its objective. Disruptions in the markets for the securities underlying options purchased or sold by a fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at a time when trading in the option has also been halted, a fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a fund has expired, a fund could lose the entire value of its option.


During the option period, the covered call writer, in return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying security or instrument above the sum of the option premium received and the option's exercise price, but as long as its obligations as a writer continue, retains the risk of loss, minus the option premium received, should the price of the underlying security or instrument decline. In writing options, a fund has no control over the time when it may be required to fulfill its obligations as the writer of the option. Once a fund receives an exercise notice for its option, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. Thus, the use of covered call options may require the fund to sell portfolio securities at inopportune times or for prices other than current market values, will limit the amount of appreciation the fund can realize above the exercise price of an option on a security, and may cause the fund to hold a security that it might otherwise sell.


In writing put options, there is a risk that a fund may be required to buy the underlying security or instrument at a disadvantageous price if the put option is exercised against a fund. If a put or call option purchased by a fund is not sold when it has remaining value, and if the market price of the underlying security or instrument remains, in the case of a put, equal to or greater than the exercise price, or in the case of a call, less than or equal to the exercise price, a fund will lose the premium that it paid for the option. Also, where a put or call option is purchased as a hedge against price movements in the underlying security or instrument, the price of the put or call option may move more or less than the price of the underlying security or instrument.


The value of options may be adversely affected if the market for such options becomes less liquid or smaller. A fund's ability to close out its position as a purchaser or seller of an OTC option or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There can be no assurance that a liquid market will exist when a fund seeks to close out an option position either, in the case of a written call option, by buying the option, or, in the case of a purchased put option, by selling the option. The possible reasons for the absence of a liquid options market on an exchange include, but are not limited to the following: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities the OCC or an exchange to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist,


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although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms. A fund's ability to terminate OTC options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. If a fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.


Special risks are presented by internationally traded options. Because of the differences in trading hours between the US and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when US markets are closed. As a result, option premiums may not reflect the current prices of the underlying interests in the US.


The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked-to-market daily and their value will be affected by changes in the value of and dividend rates of the underlying securities, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying securities and the remaining time to the options' expiration. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce a fund's capital appreciation potential on the underlying security.


The number of call options a fund can write is limited by the number of shares of underlying securities that the fund holds. Furthermore, a fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class that may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options that a fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Advisor. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.


General Characteristics of Futures Contracts and Options on Futures Contracts. A futures contract is an agreement between two parties to buy or sell a financial instrument or commodity for a set price on a future date. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. A futures contract generally obligates the purchaser to take delivery from the seller of the specific type of financial instrument or commodity underlying the contract at a specific future time for a set price. The purchase of a futures contract enables a fund, during the term of the contract, to lock in the price at which it may purchase a security, currency or commodity and protect against a rise in prices pending the purchase of portfolio securities. A futures contract generally obligates the seller to deliver to the buyer the specific type of financial instrument underlying the contract at a specific future time for a set price. The sale of a futures contract enables a fund to lock in a price at which it may sell a security, currency or commodity and protect against declines in the value of portfolio securities. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.


Although most futures contracts call for actual delivery or acceptance of the underlying financial instrument or commodity, the contracts are usually closed out before the settlement date without making, or taking, actual delivery. Futures contracts on financial indices, currency exchange instruments and certain other instruments provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the underlying instruments value (i.e., the index) at the open or close of the last trading day of the contract and futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of underlying financial instrument and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of underlying financial instrument or commodity and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There can be no assurance that a fund will be able to enter into a closing transaction.


When a purchase or sale of a futures contract is made, a fund is required to deposit with the financial intermediary as security for its obligations under the contract "initial margin" consisting of cash, US Government Securities or other liquid assets typically ranging from approximately less than 1% to 15% of the contract amount. The initial margin is set by the exchange on which the contract is traded and may, from time to time, be modified. In addition, brokers may establish margin deposit requirements in excess of those required by the exchange. The margin deposits made are marked to market daily and a fund may be required to make subsequent deposits of cash, US Government securities or other liquid assets, called "variation margin" or "maintenance margin," which reflects the price fluctuations of the futures contract. The purchase of an option on a futures contract involves payment of a premium for the option without any further obligation on the part of a fund. The sale of an option on a futures contract involves receipt of a premium for the option and the obligation to deliver (by physical or cash settlement) the underlying futures contract. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position.


There are several risks associated with futures contracts and options on futures contracts. The prices of financial instruments or commodities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash price of a fund's securities or other assets (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which a fund seeks a hedge. Additionally, there is no assurance that a liquid secondary market will exist for futures contracts and related options in which a fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, a fund would continue to be required to make daily payments of variation margin. The absence of a liquid market in futures contracts might cause a fund to make or take delivery of the instruments or commodities underlying futures contracts at a time when it may be disadvantageous to do so. The inability to close out positions and futures positions could also have an adverse impact on a fund's ability to effectively hedge its positions.


The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.


Futures contracts and options thereon which are purchased or sold on non-US commodities exchanges may have greater price volatility than their US counterparts. Furthermore, non-US commodities exchanges may be less regulated and under less governmental scrutiny than US exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on non-US exchanges.


In the event of the bankruptcy of a broker through which a fund engages in transactions in futures or options thereon, a fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss on all or part of its margin deposits with the broker.


Currency Transactions. A fund may engage in currency transactions for any purpose consistent with its investment strategy, policies and restrictions, including, without limitation, for hedging purposes or to seek to enhance returns. Certain currency transactions may expose a fund to the effects of leverage. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to


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maturity and complete the contemplated currency exchange. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below.


A fund may engage in currency derivative transactions to seek to enhance returns by taking a net long or net short position in one or more currencies, in which case the fund may have currency exposure that is different (in some cases, significantly different) from the currency exposure of its other portfolio investments or the currency exposure of its performance index. These overweight or underweight currency positions may increase the fund's exposure to the effects of leverage, which may cause the fund to be more volatile. A fund may realize a loss on a currency derivative in an amount that exceeds the capital invested in such derivative, regardless of whether the fund entered into the transaction to enhance returns or for hedging purposes.


"Transaction hedging" is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Entering into a forward contract for the purchase or sale of an amount of foreign currency involved in an underlying security transaction may "lock in" the US dollar price of the security. Forward contracts may also be used in anticipation of future purchases and sales of securities, even if specific securities have not yet been selected. "Position hedging" is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. Position hedging may protect against a decline in the value of existing investments denominated in the foreign currency. While such a transaction would generally offset both positive and negative currency fluctuations, such currency transactions would not offset changes in security values caused by other factors.


A fund may also "cross-hedge" currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a fund has or to which a fund expects to have portfolio exposure. This type of investment technique will generally reduce or eliminate exposure to the currency that is sold, and increase the exposure to the currency that is purchased. As a result, a fund will assume the risk of fluctuations in the value of the currency purchased at the same time that it is protected against losses from a decline in the hedged currency.


To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a fund may also engage in "proxy hedging." Proxy hedging is often used when the currency to which a fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a fund's securities are or are expected to be denominated. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.


Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging.


Currency transactions are subject to additional special risks that may not apply to other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates, bid/ask spreads and liquidity may fluctuate based on factors that may, or may not be, related to that country's economy.


Swap Agreements and Options on Swap Agreements. A fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, currencies, indices, credit and event linked swaps, total return and other swaps and related caps, floors and collars. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a predetermined financial instrument or instruments,


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which may be adjusted for an interest factor. The gross return to be exchanged or "swapped" between the parties is generally calculated with respect to a "notional amount" which is generally equal to the return on or increase in value of a particular dollar amount invested at a particular interest rate in such financial instrument or instruments.


"Interest rate swaps" involve the exchange by a fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A "currency swap" is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An "index swap" is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.



A "credit default swap" is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed regular fee provided that no event of default on an underlying reference obligation, which can be a single debt instrument or an index of debt instruments, has occurred. If an event of default occurs, the seller typically pays the buyer the full notional value, or "par value," (or other agreed upon value) of the reference obligation in exchange for the reference obligation upon settlement. Credit default swaps are used as a means of "buying" credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of a fund's holdings, or "selling" credit protection, i.e., attempting to gain exposure to an underlying issuer's or group of issuers' credit quality characteristics without directly investing in that issuer or group of issuers. When a fund is a seller of credit protection, it effectively adds leverage to its portfolio because, in addition to its net assets, a fund would be subject to investment exposure on the notional amount (or other agreed upon value) of the swap. A fund will only sell credit protection with respect to securities in which it would be authorized to invest directly.


If a fund is a buyer of a credit default swap and no event of default occurs, a fund will lose its investment and recover nothing. However, if a fund is a buyer and an event of default occurs, a fund will typically receive the full notional value (or other agreed upon value) of the reference obligation, whose value may have deteriorated at the time the transaction settles. As a seller, a fund receives a fixed rate of income through the term of the contract (typically between six months and three years), provided that there is no default event. If an event of default occurs, the seller typically pays the buyer the full notional value (or other agreed upon value) of the reference obligation.


Credit default swaps involve greater risks than if a fund had invested in the reference obligation directly. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value, may be highly susceptible to liquidity and credit risk, and may pay a return to the party that has paid the premium only in the event of an actual default by the issuer or issuers of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).


A fund may use credit default swaps to gain exposure to particular issuers or particular markets through investments in portfolios of credit default swaps, such as Markit's North American High Yield CDX Index, the CDX.NA.HY Index, or Markit's North American Commercial Mortgage-Backed Securities CMBX Index, the CMBX.NA Index. A fund can be a buyer or seller of protection based on these, or similar indexes. Contracts on these indexes are generally the same as contracts on single debt instruments, although there may be some differences, including that the contracts may be structured as pay as you go contracts.



"Total return" swaps are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specific security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return of other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swaps may add leverage to a fund because, in addition to its net assets, a fund would be subject to investment exposure on the notional amount of the swap.


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Swaps typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a fund's performance. Depending on how they are used, swaps may increase or decrease the overall volatility of a fund's investments and its share price and yield. A fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a fund receiving or paying, as the case may be, only the net amount of the two payments.


A fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a Counterparty. In addition, if the Counterparty's creditworthiness declines, the value of a swap may decline, potentially resulting in losses for a fund. A fund may also suffer losses if it is unable to terminate outstanding swaps (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap with the same party or similarly creditworthy party).


A fund may also enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some future time on specified terms. Depending on the terms, a fund will generally incur greater risk when it writes a swap option than when it purchases a swap option. When a fund purchases a swap option, it risks losing the amount of the premium it has paid should it decide to let the option expire.


The Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) and related regulatory developments have imposed several new requirements on swap market participants, including registration and new business conduct requirements on dealers that enter into swaps or non-deliverable forward currency contracts with certain clients and the imposition of central clearing and a corresponding exchange-trading execution requirement for certain swap contracts. Central clearing and a corresponding exchange-trading execution requirement are currently only required for limited swap transactions, including some interest rate swaps and credit default index swaps. Compliance with the central clearing requirements under the Dodd-Frank Act is expected to occur over time as regulators, such as the SEC and the CFTC, adopt new regulations requiring central clearing of additional types of derivative transactions. In a cleared transaction, a fund will enter into the transaction with a counterparty, and performance of the transaction will be effected by a central clearinghouse. A clearing arrangement reduces a fund's exposure to the credit risk of the counterparty, but subjects the fund to the credit risk of the clearinghouse and a member of the clearinghouse through which the fund holds its cleared position. A fund will be required to post specific levels of margin which may be greater than the margin a fund would have been required to post in the OTC market. In addition, uncleared OTC swap transactions will be subject to regulatory collateral requirements that could render entering into swaps in the OTC market prohibitively expensive. These regulations (or choice to no longer use a particular derivative instrument that triggers additional regulations) could cause a fund to change the derivative investments that it utilizes or to incur additional expenses.


Contracts for Difference. A contract for difference offers exposure to price changes in an underlying security without ownership of such security, typically by providing investors the ability to trade on margin. A fund may purchase contracts for difference (CFD). A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the notional value of the underlying instrument at the opening of the contract and that instrument's notional value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are typically both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer's initiative. The seller of the CFD will simply match the exposure of the underlying instrument in the open market and the parties will exchange whatever payment is due.


As is the case with owning any financial instrument, there is the risk of loss associated with buying a CFD. For example, if a fund buys a long CFD and the underlying security is worth less at the end of the contract, the fund would be required to make a payment to the seller and would suffer a loss. Also, there may be liquidity risk if the underlying instrument is illiquid because the liquidity of a CFD is based on the liquidity of the underlying instrument. A further risk is that adverse movements in the underlying security will require the buyer to post additional margin. CFDs also


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carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of a fund's shares, may be reduced. CFDs are regulated as swaps by the CFTC.


Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by reference to changes in value of a specific security or securities, reference rate, or index. Indexed securities, similar to structured notes, are typically, but not always, debt securities whose value at maturity or coupon rate is determined by reference to other securities. The performance of a structured note or indexed security is based upon the performance of the underlying instrument.


The terms of a structured note may provide that, in certain circumstances, no principal is due on maturity and, therefore, may result in loss of investment. Structured notes may be indexed positively or negatively to the performance of the underlying instrument such that the appreciation or deprecation of the underlying instrument will have a similar effect to the value of the structured note at maturity at the time of any coupon payment. In addition, changes in the interest rate and value of the principal at maturity may be fixed at a specific multiple of the change in value of the underlying instrument, making the value of the structured note more volatile than the underlying instrument. In addition, structured notes may be less liquid and more difficult to price accurately than less complex securities or traditional debt securities.


Participatory Notes or Participation Notes. Participatory notes or participation notes are issued by banks or broker-dealers (often associated with non-US-based brokerage firms) and are designed to replicate the performance of certain securities or markets. Typically, purchasers of participatory notes are entitled to a return measured by the change in value of an identified underlying security or basket of securities. The price, performance, and liquidity of the participatory note are all linked directly to the underlying security. The holder of a participatory note may be entitled to receive any dividends paid in connection with the underlying security, which may increase the return of a participatory note, but typically does not receive voting or other rights as it would if it directly owned the underlying security. A fund's ability to redeem or exercise a participatory note generally is dependent on the liquidity in the local trading market for the security underlying the note. Participatory notes are commonly used when a direct investment in the underlying security is restricted due to country-specific regulations.


Participatory notes are a type of equity-linked derivative, which are generally traded over-the-counter and, therefore, will be subject to the same risks as other over-the-counter derivatives. The performance results of participatory notes will not replicate exactly the performance of the securities or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve the same risks associated with a direct investment in the shares of the companies the notes seek to replicate. Participatory notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Consequently, a purchaser of a participatory note is relying on the creditworthiness of such banks or broker-dealers and has no rights under the note against the issuer of the security underlying the note. In addition, there is no guarantee that a liquid market for a participatory note will exist or that the issuer of the note will be willing to repurchase the note when a fund wishes to sell it. Because a participatory note is an obligation of the issuer of the note, rather than a direct investment in shares of the underlying security, a fund may suffer losses potentially equal to the full value of the participatory note if the issuer of the note fails to perform its obligations.


Commodity-Linked Derivatives. A fund may invest in instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts, or the performance of commodity indices such as "commodity-linked" or "index-linked" notes. These instruments are sometimes referred to as "structured notes" because the terms of the instrument may be structured by the issuer of the note and the purchaser of the note, such as a fund.


The values of commodity-linked notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a fund economically to movements in commodity prices, but a particular note has many features of a debt obligation. These notes also are subject to credit and interest rate risks that in general affect the value of debt securities. Therefore, at the maturity of the note, a fund may receive more or less principal than it originally invested. A fund might receive interest payments on the note that are more or less than the stated coupon interest rate payments.


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Commodity-linked notes may involve leverage, meaning that the value of the instrument will be calculated as a multiple of the upward or downward price movement of the underlying commodity future or index. The prices of commodity-linked instruments may move in different directions than investments in traditional equity and debt securities in periods of rising inflation. Of course, there can be no guarantee that a fund's commodity-linked investments would not be correlated with traditional financial assets under any particular market conditions.


Commodity-linked notes may be wholly principal protected, partially principal protected or offer no principal protection. With a wholly principal protected instrument, a fund will receive at maturity the greater of the par value of the note or the increase in value of the underlying index. Partially protected instruments may suffer some loss of principal up to a specified limit if the underlying index declines in value during the term of the instrument. For instruments without principal protection, there is a risk that the instrument could lose all of its value if the index declines sufficiently. The Advisor's decision on whether and to what extent to use principal protection depends in part on the cost of the protection. In addition, the ability of a fund to take advantage of any protection feature depends on the creditworthiness of the issuer of the instrument.


Commodity-linked notes are generally hybrid instruments which are excluded from regulation under the CEA and the rules thereunder. Additionally, from time to time a fund may invest in other hybrid instruments that do not qualify for exemption from regulation under the CEA.



In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a fund must, among other things, derive at least 90% of its income from certain specified sources (qualifying income). Income from certain commodity-linked derivatives does not constitute qualifying income to a fund. The tax treatment of commodity-linked notes and certain other derivative instruments in which a fund might invest is not certain, in particular with respect to whether income and gains from such instruments constitutes qualifying income. If the fund treats income from a particular instrument as qualifying income and the income is later determined not to constitute qualifying income, and, together with any other nonqualifying income, causes the fund's nonqualifying income to exceed 10% of its gross income in any taxable year, a fund will fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the fund level. Certain funds (including Deutsche Enhanced Commodity Strategy Fund, Deutsche Gold & Precious Metals Fund and Deutsche Real Assets Fund) have obtained private letter rulings from the IRS confirming that the income and gain earned through a wholly-owned Subsidiary that invests in certain types of commodity-linked derivatives constitute qualifying income under the Code. See "TAXES" in APPENDIX II-H of this SAI.



Combined Transactions. A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (component transactions), instead of a single derivative, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.


DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to lenders (direct loans), to suppliers of goods or services (trade claims or other receivables) or to other parties. When a fund participates in a direct loan it will be lending money directly to an issuer. Direct loans generally do not have an underwriter or agent bank, but instead, are negotiated between a company's management team and a lender or group of lenders. Direct loans typically offer better security and structural terms than other types of high yield securities. Direct debt obligations are often the most senior obligations in an issuer's capital structure or are well-collateralized so that overall risk is lessened. Trade claims are unsecured rights of payment arising from obligations other than borrowed funds. Trade claims include vendor claims and other receivables that are adequately documented and available for purchase from high-yield broker-dealers. Trade claims typically sell at a discount. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor. Trade claims normally are be considered illiquid and


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pricing can be volatile. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower. A fund will rely primarily upon the creditworthiness of the borrower and/or the collateral for payment of interest and repayment of principal. The value of a fund's investments may be adversely affected if scheduled interest or principal payments are not made. Because most direct loans will be secured, there will be a smaller risk of loss with direct loans than with an investment in unsecured high yield bonds or trade claims. Investment in the indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness or may pay only a small fraction of the amount owed. Investments in direct debt instruments also involve interest rate risk and liquidity risk. However, interest rate risk is lessened by the generally short-term nature of direct debt instruments and their interest rate structure, which typically floats. To the extent the direct debt instruments in which a fund invests are considered illiquid, the lack of a liquid secondary market (1) will have an adverse impact on the value of such instruments, (2) will have an adverse impact on a fund's ability to dispose of them when necessary to meet a fund's liquidity needs or in response to a specific economic event, such as a decline in creditworthiness of the issuer, and (3) may make it more difficult for a fund to assign a value to these instruments for purposes of valuing a fund's portfolio and calculating its net asset value. In order to lessen liquidity risk, a fund anticipates investing primarily in direct debt instruments that are quoted and traded in the high yield market. Trade claims may also present a tax risk to a fund.


DOLLAR ROLL TRANSACTIONS. Dollar roll transactions consist of the sale by a fund to a bank or broker-dealer (counterparty) of mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a fund agrees to buy a security on a future date.


A dollar roll involves costs to a fund. For example, while a fund receives a fee as consideration for agreeing to repurchase the security, a fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a fund, in which case the use of this technique will result in a lower return than would have been realized without the use of dollar rolls. Further, although a fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the dollar roll. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. A fund may enter into both covered and uncovered rolls.


The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. A fund will be exposed to counterparty risk. For example, if the counterparty becomes insolvent, a fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a fund is able to purchase them. Similarly, a fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a fund, the security that a fund is required to buy under the dollar roll may be worth less than the identical security. Finally, there can be no assurance that a fund's use of the cash that it receives from a dollar roll will provide a return that exceeds transaction costs associated with the dollar roll.


ENERGY INFRASTRUCTURE COMPANIES. These are companies that own and operate assets that are used in the energy infrastructure sector, including assets used in exploring, developing, producing, generating, transporting (including marine), transmitting, terminal operation, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products (including biodiesel and ethanol), coal or electricity, or that provide energy infrastructure related services. Energy infrastructure companies operate, among other things, assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining, marketing or generation of natural gas, natural gas liquids, crude oil, refined petroleum products (including biodiesel and ethanol), coal or electricity.


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EURODOLLAR OBLIGATIONS. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues.


FIXED INCOME SECURITIES. Fixed income securities, including corporate debt obligations, generally expose a fund to the following types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in a fund's income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to a fund); (4) prepayment risk or call risk (the likelihood that, during periods of falling interest rates, securities with high stated interest rates will be prepaid, or "called" prior to maturity, requiring a fund to invest the proceeds at generally lower interest rates); and (5) extension risk (the likelihood that as interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, which will have the effect of locking in a below-market interest rate, increasing the security's duration and reducing the value of the security).


In periods of declining interest rates, the yield (income from a fixed income security held by a fund over a stated period of time) of a fixed income security may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of a fixed income security may tend to be lower than prevailing market rates. In addition, when interest rates are falling, the inflow of net new money to a fund will likely be invested in portfolio instruments producing lower yields than the balance of a fund's portfolio, thereby reducing the yield of a fund. In periods of rising interest rates, the opposite can be true. The net asset value of a fund can generally be expected to change as general levels of interest rates fluctuate. The value of fixed income securities in a fund's portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.


Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility.


FOREIGN CURRENCIES. Because investments in foreign securities usually will involve currencies of foreign countries, and because a fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.


The strength or weakness of the US dollar against these currencies is responsible for part of a fund's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.


Although a fund values its assets daily in terms of US dollars, it may not convert its holdings of foreign currencies into US dollars on a daily basis. Investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer. A fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.


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FOREIGN INVESTMENT. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of a fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the US dollar. There may be less information publicly available about a foreign issuer than about a US issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the US. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable US issuers. Foreign brokerage commissions and other fees are also generally higher than in the US. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a fund's assets held abroad) and expenses not present in the settlement of investments in US markets. Payment for securities without delivery may be required in certain foreign markets.


In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of a fund's investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special US tax considerations may apply (see Taxes). Moreover, foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.


Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the US or in other foreign countries. The laws of some foreign countries may limit a fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.


Many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in those countries.


European investment. European financial markets have recently experienced volatility and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt level and possible default on or restructuring of government debt in several European countries. Most countries in Western Europe are members of the European Union (EU), which faces major issues involving its membership, structure, procedures and policies. European countries that are members of the Economic and Monetary Union of the European Union ((EMU), comprised of the EU members that have adopted the Euro currency) are subject to restrictions on inflation rates, interest rates, deficits, and debt levels, as well as fiscal and monetary controls. European countries are significantly affected by fiscal and monetary controls implemented by the EMU, and it is possible that the timing and substance of these controls may not address the needs of all EMU member countries. In addition, the fiscal policies of a single member state can impact and pose economic risks to the EU as a whole. Investing in Euro-denominated securities also risks exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate economies that comprise Europe. There is continued concern over member state-level support for the Euro, which could lead to certain countries leaving the EMU, the implementation of currency controls, or potentially the dissolution of the Euro. The dissolution of the Euro would have significant negative effects on European financial markets.



In a referendum held on June 23, 2016, citizens of the United Kingdom voted to leave the EU, creating economic, political and legal uncertainty. Consequently, the United Kingdom government, pursuant to the Treaty of Lisbon (the Treaty), gave notice of its withdrawal and began negotiations with the EU Council to agree to terms for the United Kingdom's withdrawal from the EU. The Treaty provides for a two-year negotiation period, which may be shortened or extended by agreement of the parties. During, and possibly after, this period there is likely to be considerable uncertainty

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as to the position of the United Kingdom and the arrangements that will apply to its relationships with the EU and other countries following its anticipated withdrawal. This uncertainty may affect other countries in the EU, or elsewhere, if they are considered to be impacted by these events.


The United Kingdom has one of the largest economies in Europe, and member countries of the EU are substantial trading partners of the United Kingdom. The City of London's economy is dominated by financial services, some of which may have to move outside of the United Kingdom post-referendum (e.g., currency trading and international settlement). Under the referendum, banks may be forced to move staff and comply with two separate sets of rules or lose business to banks in Europe. Furthermore, the referendum creates the potential for decreased trade, the possibility of capital outflows, devaluation of the pound sterling, the cost of higher corporate bond spreads due to uncertainty, and the risk that all the above could damage business and consumer spending as well as foreign direct investment. As a result of the referendum, the British economy and its currency may be negatively impacted by changes to its economic and political relations with the EU.


The impact of the referendum in the near- and long-term is still unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.


Additionally, the manner in which the EU responded to the global recession and sovereign debt issues raised questions about its ability to react quickly to rising borrowing costs and a potential default by Greece and other countries on their sovereign debt and also revealed a lack of cohesion in dealing with the fiscal problems of member states. Many European countries continue to suffer from high unemployment rates. Since 2010, several countries, including Greece, Italy, Spain, Ireland and Portugal, agreed to at least one series of multi-year bailout loans from the European Central Bank, International Monetary Fund, and other institutions. To address budget deficits and public debt concerns, a number of European countries have imposed strict austerity measures and comprehensive financial and labor market reforms. In addition, social unrest, including protests against the austerity measures and domestic terrorism, could decrease tourism, lower consumer confidence, and otherwise impede financial recovery in Europe.


Emerging markets. In general, the Advisor considers "emerging markets" to include any country that is defined as an emerging market or developing economy by The International Bank for Reconstruction and Development (the World Bank), the International Finance Corporation or the United Nations or its authorities. The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Investments in emerging markets may be considered speculative.


The currencies of certain emerging market countries have experienced devaluations relative to the US dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.


In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. In addition, a fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund's securities in such markets may not be readily available. A fund may suspend redemption of its shares for any period during which an emergency exists.


As a result of political and military actions undertaken by Russia, the US and the EU have instituted sanctions against certain Russian officials and companies. These sanctions and any additional sanctions or other intergovernmental actions that may be undertaken against Russia in the future may result in the devaluation of Russian currency, a downgrade in the country's credit rating, and a decline in the value and liquidity of Russian securities. Such actions could result in a freeze of Russian securities, impairing the ability of a fund to buy, sell, receive, or deliver those securities. Retaliatory action by the Russian government could involve the seizure of US and/or European residents' assets, and any such actions are likely to impair the value and liquidity of such assets. Any or all of these potential results could have an adverse/recessionary effect on Russia's economy. All of these factors could have a negative effect on the performance of funds that have significant exposure to Russia.


Frontier market countries. Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging or developing markets, and, as a result, the risks of investing in emerging or developing market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the price of fund shares. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of a fund's shares to decline.


Governments of many frontier market countries in which a fund may invest may exercise substantial influence over many aspects of the private sector. In some cases, the governments of such frontier market countries may own or control certain companies. Accordingly, government actions could have a significant effect on economic conditions in a frontier market country and on market conditions, prices and yields of securities in a fund's portfolio. Moreover, the economies of frontier market countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.


Investment in equity securities of issuers operating in certain frontier market countries may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in equity securities of issuers operating in certain frontier market countries and increase the costs and expenses of a fund. Certain frontier market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain frontier market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.


Frontier market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors, such as a fund. In addition, if deterioration occurs in a frontier market country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a fund of any restrictions on investments. Investing in local markets in frontier market countries may require a fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to a fund.

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There may be no centralized securities exchange on which securities are traded in frontier market countries. Also, securities laws in many frontier market countries are relatively new and unsettled. Therefore, laws regarding foreign investment in frontier market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably.


The frontier market countries in which a fund invests may become subject to sanctions or embargoes imposed by the US government and the United Nations. The value of the securities issued by companies that operate in, or have dealings with these countries may be negatively impacted by any such sanction or embargo and may reduce a fund's returns.


Banks in frontier market countries used to hold a fund's securities and other assets in that country may lack the same operating experience as banks in developed markets. In addition, in certain countries there may be legal restrictions or limitations on the ability of a fund to recover assets held by a foreign bank in the event of the bankruptcy of the bank. Settlement systems in frontier markets may be less well organized than in the developed markets. As a result, there is greater risk than in developed countries that settlements will take longer and that cash or securities of a fund may be in jeopardy because of failures of or defects in the settlement systems.


Certain of the foregoing risks may also apply to some extent to securities of US issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of US issuers having significant foreign operations.


Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.


FUNDING AGREEMENTS. Funding agreements are contracts issued by insurance companies that provide investors the right to receive a variable rate of interest and the full return of principal at maturity. Funding agreements also include a put option that allows a fund to terminate the agreement at a specified time prior to maturity. Funding agreements generally offer a higher yield than other variable securities with similar credit ratings. The primary risk of a funding agreement is the credit quality of the insurance company that issues it.


GOLD OR PRECIOUS METALS. Gold and other precious metals held by or on behalf of a fund may be held on either an allocated or an unallocated basis inside or outside the US. Placing gold or precious metals in an allocated custody account gives a fund a direct interest in specified gold bars or precious metals, whereas an unallocated deposit does not and instead gives a fund a right only to compel the counterparty to deliver a specific amount of gold or precious metals, as applicable. Consequently, a fund could experience a loss if the counterparty to an unallocated depository arrangement becomes bankrupt or fails to deliver the gold or precious metals as requested. An allocated gold or precious metals custody account also involves the risk that the gold or precious metals will be stolen or damaged while in transit. Both allocated and unallocated arrangements require a fund as seller to deliver, either by book entry or physically, the gold or precious metals sold in advance of the receipt of payment. These custody risks would apply to a wholly-owned subsidiary of a fund to the extent the subsidiary holds gold or precious metals.


In addition, in order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a fund must, among other things, derive at least 90% of its income from certain specified sources (qualifying income). Capital gains from the sale of gold or other precious metals will not constitute qualifying income. As a result, a fund may not be able to sell or otherwise dispose of all or a portion of its gold or precious metal holdings without realizing significant adverse tax consequences, including paying a tax at the fund level, or the failure to qualify as a regulated investment company under Subchapter M of the Code. Rather than incur those tax consequences, a fund may choose to hold some amount of gold or precious metal that it would otherwise sell.


GREENFIELD PROJECTS. Greenfield projects are energy-related projects built by private joint ventures formed by energy companies. Greenfield projects may include the creation of a new pipeline, processing plant or storage facility or other energy infrastructure asset that is integrated with the company's existing assets. A fund may invest in the equity of

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greenfield projects and also may invest in the secured debt of greenfield projects. However, an investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until construction is completed, at which time interest payments or dividends would be paid in cash. This leverages the organizational and operating expertise of large, publicly traded companies and provides a fund with the opportunity to earn higher returns. Greenfield projects involve less investment risk than typical private equity financing arrangements. The primary risk involved with greenfield projects is execution risk or construction risk. Changing project requirements, elevated costs for labor and materials, and unexpected construction hurdles all can increase construction costs. Financing risk exists should changes in construction costs or financial markets occur. Regulatory risk exists should changes in regulation occur during construction or the necessary permits are not secured prior to beginning construction.



HIGH YIELD FIXED INCOME SECURITIES - JUNK BONDS. A fund may purchase debt securities which are rated below investment-grade (junk bonds), that is, rated below the fourth highest credit rating category by Moody's, S&P and Fitch, or unrated securities judged to be of equivalent quality as determined by the Advisor.


These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. Investments in high yield securities are described as "speculative" by ratings agencies. Securities ranked in the lowest investment grade category may also be considered speculative by certain ratings agencies. See "Ratings of Investments" in this SAI for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.



Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.


A fund may have difficulty disposing of certain high yield securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a fund's ability to dispose of particular issues and may also make it more difficult for a fund to obtain accurate market quotations for purposes of valuing a fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Even though such securities do not pay current interest in cash, a fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.


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Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments on these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.


ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Certain securities may be deemed to be illiquid as a result of the Advisor's receipt from time to time of material, non-public information about an issuer, which may limit the Advisor's ability to trade such securities for the account of any of its clients, including a fund. In some instances, these trading restrictions could continue in effect for a substantial period of time. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that should a fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of a fund's net assets could be adversely affected.


Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. A fund selling its securities in a registered offering may be deemed to be an "underwriter" for purposes of Section 11 of the 1933 Act. In such event, a fund may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although a fund may have a due diligence defense. Adverse market conditions could impede such a public offering of securities.


A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, non-US securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.


The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.


An investment in Rule 144A Securities will be considered illiquid and therefore subject to a fund's limit on the purchase of illiquid securities unless a fund's Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, a fund's Board and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).


Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in a fund to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from a fund. A fund's Board has adopted guidelines and delegated to the Advisor the daily function of determining and monitoring the liquidity of Rule 144A Securities, although a fund's Board will retain ultimate responsibility for any liquidity determinations.


                                     II-104
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IMPACT OF LARGE REDEMPTIONS AND PURCHASES OF FUND SHARES. From time to time, shareholders of a fund (which may include affiliated and/or non-affiliated registered investment companies that invest in a fund) may make relatively large redemptions or purchases of fund shares. These transactions may cause a fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a fund's performance to the extent that a fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact a fund's expense ratio and adversely affect a fund's performance.


INCOME TRUSTS. A fund may invest in income trusts, including business trusts and oil royalty trusts. Income trusts are operating businesses that have been put into a trust. They pay out the bulk of their free cash flow to unitholders. The businesses that are sold into these trusts are usually mature and stable income-producing companies that lend themselves to fixed (monthly or quarterly) distributions. These trusts are regarded as equity investments with fixed-income attributes or high-yield debt with no fixed maturity date. These trusts typically offer regular income payments and a significant premium yield compared to other types of fixed income investments.


Business Trusts. A business trust is an income trust where the principal business of the underlying corporation or other entity is in the manufacturing, service or general industrial sectors. Each business represented is typically characterized by long-life assets or businesses that have exhibited a high degree of stability. Investments in business trusts are subject to various risks, including risks related to the underlying operating companies controlled by such trusts. These risks may include lack of or limited operating histories and increased susceptibility to interest-rate risks.


Oil Royalty Trusts. A royalty trust typically controls an operating company which purchases oil and gas properties using the trust's capital. The royalty trust then receives royalties and/or interest payments from its operating company and distributes them as income to its unitholders. Units of the royalty trust represent an economic interest in the underlying assets of the trust.


A fund may invest in oil royalty trusts that are traded on stock exchanges. Oil royalty trusts are income trusts that own or control oil and gas operating companies. Oil royalty trusts pay out substantially all of the cash flow they receive from the production and sale of underlying crude oil and natural gas reserves to unitholders in the form of monthly dividends (distributions). As a result of distributing the bulk of their cash flow to unitholders, royalty trusts are effectively precluded from internally originating new oil and gas prospects. Therefore, these royalty trusts typically grow through acquisition of producing companies or those with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt. Consequently, oil royalty trusts are considered less exposed to the uncertainties faced by a traditional exploration and production corporation. However, they are still exposed to commodity risk and reserve risk, as well as operating risk.


The operations and financial condition of oil royalty trusts, and the amount of distributions or dividends paid on their securities, is dependent on oil prices. Prices for commodities vary and are determined by supply and demand factors, including weather and general economic and political conditions. A decline in oil prices could have a substantial adverse effect on the operations and financial conditions of the trusts. Such trusts are also subject to the risk of an adverse change in the regulations of the natural resource industry and other operational risks relating to the energy sector. In addition, the underlying operating companies held or controlled by the trusts are usually involved in oil exploration; however, such companies may not be successful in holding, discovering, or exploiting adequate commercial quantities of oil, the failure of which will adversely affect their values. Even if successful, oil and gas prices have fluctuated widely during the most recent years and may continue to do so in the future. The combination of global demand growth and depleting reserves, together with current geopolitical instability, will likely continue to support strong crude oil prices over the long term. However, there is no guarantee that these prices will not decline. Declining crude oil prices may cause a fund to incur losses on its investments. In addition, the demand in and supply to the developing markets could be affected by other factors such as restrictions on imports, increased taxation, and creation of government monopolies, as well as social, economic and political uncertainty and instability. Furthermore, there is no guarantee that non-conventional sources of natural gas will not be discovered which would adversely affect the oil industry.

Moreover, as the underlying oil and gas reserves are produced, the remaining reserves attributable to the royalty trust are depleted. The ability of a royalty trust to replace reserves is therefore fundamental to its ability to maintain distribution levels and unit prices over time. Certain royalty trusts have demonstrated consistent positive reserve growth year-over-year and, as such, certain royalty trusts have been successful to date in this respect and are thus currently trading at unit prices significantly higher than those of five or ten years ago. Oil royalty trusts manage reserve depletion through reserve additions resulting from internal capital development activities and through acquisitions. When a fund invests in foreign oil royalty trusts, it will also be subject to foreign securities risks.


INDEXED SECURITIES. A fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators (reference instruments). Most indexed securities have maturities of three years or less.


Indexed securities differ from other types of debt securities in which a fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a US dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).


Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Also, indexed securities may be more volatile than the reference instruments underlying the indexed securities. Finally, a fund's investments in certain indexed securities may generate taxable income in excess of the interest paid on the securities to a fund, which may cause a fund to sell investments to obtain cash to make income distributions (including at a time when it may not be advantageous to do so).


INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality, but are secured by the revenues of the authority derived from payments by the industrial user. Consequently, the credit quality of these securities depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected.


INFLATION-INDEXED BONDS. A fund may purchase inflation-indexed securities issued by the US Treasury, US government agencies and instrumentalities other than the US Treasury, and entities other than the US Treasury or US government agencies and instrumentalities.


Inflation-indexed bonds are fixed income securities or other instruments whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The US Treasury and some other issuers use a structure that accrues inflation on either a current or lagged basis into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semi-annual coupon.


Inflation-indexed securities issued by the US Treasury have maturities of approximately five, ten or twenty years, although it is possible that securities with other maturities will be issued in the future. The US Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5%


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semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If the rate of inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end of year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).


If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal on maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. A fund may also invest in other inflation related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, if a fund purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign inflation index may not be correlated to the rate of inflation in the US.


The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in interest rates. In the event of sustained deflation, it is possible that the amount of semiannual interest payments, the inflation-adjusted principal of the security and the value of the stripped components, will decrease. If any of these possibilities are realized, a fund's net asset value could be negatively affected.


While these securities are expected to provide protection from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.


The periodic adjustment of US inflation-indexed bonds is generally linked to the Consumer Price Index for Urban Consumers (CPI-U), which is calculated monthly by the US Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by the applicable government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the US. Finally, income distributions of a fund are likely to fluctuate more than those of a conventional bond fund.


The taxation of inflation-indexed US Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. If an upward adjustment has been made (which typically should happen), investors in non-tax-deferred accounts will pay taxes on this amount currently. Decreases in the indexed principal can be deducted only from current or previous interest payments reported as income.


Inflation-indexed US Treasury securities therefore have a potential cash flow mismatch to an investor, because investors must pay taxes on the inflation-adjusted principal before the repayment of principal is received. It is possible that, particularly for high income tax bracket investors, inflation-indexed US Treasury securities would not generate enough income in a given year to cover the tax liability they could create. This is similar to the current tax treatment for zero-coupon bonds and other discount securities. If inflation-indexed US Treasury securities are sold prior to maturity, capital losses or gains are realized in the same manner as traditional bonds.


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Inflation-indexed securities are designed to offer a return linked to inflation, thereby protecting future purchasing power of the money invested in them. However, inflation-indexed securities provide this protected return only if held to maturity. In addition, inflation-indexed securities may not trade at par value. Real interest rates (the market rate of interest less the anticipated rate of inflation) change over time as a result of many factors, such as what investors are demanding as a true value for money. When real rates do change, inflation-indexed securities prices will be more sensitive to these changes than conventional bonds, because these securities were sold originally based upon a real interest rate that is no longer prevailing. Should market expectations for real interest rates rise, the price of inflation-indexed securities held by a fund may fall, resulting in a decrease in the share price of a fund.


INTEREST RATE STRATEGIES. In addition to a fund's main investment strategy, certain funds seek to enhance returns by employing a rules-based methodology to identify interest rate trends across developed markets using derivatives (contracts whose value are based on, for example, indices, currencies or securities), in particular buying and selling interest rate futures contracts. The success of the interest rate futures strategies depends, in part, on the effectiveness and implementation of the Advisor's proprietary models. If the Advisor's analysis proves to be incorrect, losses to a fund may be significant, possibly exceeding the amounts invested in the interest rate futures contracts. The risk of loss is heightened during periods of rapid increases in interest rates.


INTERFUND BORROWING AND LENDING PROGRAM. The Deutsche funds have received exemptive relief from the SEC, which permits the funds to participate in an interfund lending program. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with a fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board.


INVERSE FLOATERS. A fund may invest in inverse floaters. Inverse floaters are debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of security involve special risks as compared to investments in, for example, a fixed rate municipal security. The debt instrument in which a fund invests may be a tender option bond trust (the trust), which can be established by a fund, a financial institution or a broker, consisting of underlying municipal obligations with intermediate to long maturities and a fixed interest rate. Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. A fund may enter into shortfall and forbearance agreements by which a fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the fixed rate municipal security held by the trust and the liquidation value of the floating rate notes. A fund could lose money and its NAV could decline as a result of investments in inverse floaters if movements in interest rates are incorrectly anticipated. Moreover, the markets for inverse floaters may be less developed and may have less liquidity than the markets for more traditional municipal securities, especially during periods of instability in the credit markets. An inverse floater may exhibit greater price volatility than a fixed-rate obligation of similar credit quality. When a fund holds inverse floating rate securities, an increase in market interest rates will adversely affect the income received from such securities and the net asset value of a fund's shares.


INVESTMENT COMPANIES AND OTHER POOLED INVESTMENT VEHICLES. A fund may acquire securities of other registered investment companies and other pooled investment vehicles (collectively, investment funds) to the extent that such investments are consistent with its investment objective, policies, strategies and restrictions and the limitations of the 1940 Act. A money market fund that is operated in accordance with Rule 2a-7 under the 1940 Act may acquire shares of other money market mutual funds to the extent consistent with its investment policies and restrictions set


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

forth in its prospectus. Investment funds may include mutual funds, closed-end funds, exchange-traded funds (ETFs) and hedge funds (including investment funds managed by the Advisor and its affiliates). A fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment funds.


Because a fund may acquire securities of funds managed by the Advisor or an affiliate of the Advisor, the Advisor may have a conflict of interest in selecting funds. The Advisor considers such conflicts of interest as part of its investment process and has established practices designed to minimize such conflicts. The Advisor, any subadvisor and any affiliates of the Advisor, as applicable, earn fees at varying rates for providing services to underlying Deutsche funds. The Advisor and any subadvisor may, therefore, have a conflict of interest in selecting underlying Deutsche funds and in determining whether to invest in an unaffiliated fund from which they will not receive any fees. However, the Advisor and any subadvisor to a fund will select investments that it believes are appropriate to meet the fund's investment objectives.


ETFs and closed-end funds trade on a securities exchange and their shares may trade at a premium or discount to their net asset value. A fund will incur brokerage costs when it buys and sells shares of ETFs and closed-end funds. ETFs that seek to track the composition and performance of a specific index may not replicate exactly the performance of their specified index because of trading costs and operating expenses incurred by the ETF. At times, there may not be an active trading market for shares of some ETFs and closed-end funds and trading of ETF and closed-end fund shares may be halted or delisted by the listing exchange.


To the extent consistent with its investment objective, policies, strategies and restrictions, a fund may invest in commodity-related ETFs. Certain commodity-related ETFs may not be registered as investment companies under the 1940 Act and shareholders of such commodity-related ETFs, including the investing Deutsche fund, will not have the regulatory protections provided to investors in registered investment companies. Commodity-related ETFs may invest in commodities directly (such as purchasing gold) or they may seek to track a commodities index by investing in commodity-linked derivative instruments. Commodity-related ETFs are subject to the risks associated with the commodities or commodity-linked derivative instruments in which they invest. A fund's ability to invest in commodity-related ETFs may be limited by its intention to qualify as a regulated investment company under the Internal Revenue Code. In addition, under recent amendments to rules of the Commodity Futures Trading Commission (CFTC), a fund's investment in commodity-related ETFs may subject the fund and/or the Advisor to certain registration, disclosure and reporting requirements of the CFTC. The Advisor will monitor a fund's use of commodity-related ETFs to determine whether the fund and/or the Advisor will need to comply with CFTC rules.


To the extent consistent with its investment objective, policies, strategies and restrictions, a fund may seek exposure to alternative asset classes or strategies through investment in private funds, including hedge funds. A fund may substitute derivative instruments, including warrants and swaps, whose values are tied to the value of underlying hedge funds in lieu of a direct investment in hedge funds. A derivative instrument whose value is tied to one or more hedge funds or hedge fund indices will be subject to the market and other risks associated with the underlying assets held by the hedge fund. Hedge funds are not subject to the provisions of the 1940 Act or the reporting requirements of the Securities Exchange Act of 1934, as amended, and their advisors may not be subject to the Investment Advisers Act of 1940, as amended. Investments in hedge funds are illiquid and may be less transparent than an investment in a registered investment company. There are no market quotes for securities of hedge funds and hedge funds generally value their interests no more frequently than monthly or quarterly, in some cases. An investment in a derivative instrument based on a hedge fund may be subject to some or all of the structural risks associated with a direct investment in a hedge fund.



INVESTMENT-GRADE BONDS. A fund may purchase "investment-grade" bonds, which are those rated within the top four credit ratings categories by Moody's, S&P, or Fitch, or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a fund invests in higher-grade securities, a fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.



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IPO RISK. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences.


LENDING OF PORTFOLIO SECURITIES. To generate additional income, a fund may lend a percentage of its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations, in exchange for collateral in the form of cash or US government securities. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a fund. A fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that: (a) the borrower pledge and maintain with a fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned; (b) the borrower add to such collateral whenever the price of the securities loaned rises or the value of non-cash collateral declines (i.e., the borrower "marks to the market" on a daily basis); (c) the loan be made subject to termination by a fund at any time; and
(d) a fund receives a reasonable return on the loan (consisting of the return achieved on investment of the cash collateral, less the rebate owed to borrowers, plus distributions on the loaned securities and any increase in their market value).


A fund may pay reasonable fees in connection with loaned securities, pursuant to written contracts, including fees paid to a fund's custodian and fees paid to a securities lending agent, including a securities lending agent that is an affiliate of the Advisor. Voting rights may pass with the loaned securities, but if an event occurs that the Advisor determines to be a material event affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).


A fund is subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. To the extent the value or return of a fund's investments of the cash collateral declines below the amount owed to a borrower, a fund may incur losses that exceed the amount it earned on lending the security. If the borrower defaults on its obligation to return securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or gaining access to collateral. If a fund is not able to recover securities lent, a fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. However, loans will be made only to borrowers selected by a fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.


MASTER LIMITED PARTNERSHIPS (MLPS). Master Limited Partnerships, or MLPs, are entities that receive partnership taxation treatment under the Code and whose interests or "units" are traded on securities exchanges like shares of corporate stock. Due to their partnership structure, MLPs generally do not pay income taxes. To be treated as a partnership for US federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from qualifying sources, including activities such as exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources.


A fund may invest in upstream MLPs, downstream MLPs, midstream MLPs, coal MLPs, propane MLPs, or other MLPs with assets that are used in the energy infrastructure sector. Midstream MLPs are generally engaged in the treatment, gathering, compression, processing, transportation, transmission, fractionation, storage and terminalling of natural gas, natural gas liquids, crude oil, refined products or coal. Midstream MLPs also may operate ancillary businesses including marketing of energy products and logistical services. Upstream MLPs are primarily engaged in the exploration, recovery, development and production of crude oil, natural gas, and natural gas liquids. Downstream MLPs are primarily engaged in the processing, treatment, and refining of natural gas liquids and crude oil. Coal MLPs are engaged in the owning, leasing, managing, production and sale of various grades of steam and metallurgical grades


                                     II-110
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of coal. Propane MLPs are engaged in the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers. The MLPs in which a fund may invest might also own other assets that are used in the energy infrastructure sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or may provide energy-related services such as refining and distribution of specialty refined products. MLPs may also engage in owning, managing and transporting alternative energy assets, including alternative fuels such as ethanol, hydrogen and biodiesel.


MLPs are generally organized under state law as limited partnerships or limited liability companies. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP, has an ownership stake in the MLP and may be eligible to receive an incentive distribution. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity, and receive cash distributions. Equity securities issued by MLPs generally consist of common units, subordinated units, and preferred units.


MLP common units are typically listed and traded on US securities exchanges, including the NYSE and the NASDAQ Stock Market (NASDAQ). A fund may purchase such common units through open market transactions and underwritten offerings, but may also acquire common units through direct placements and privately negotiated transactions. Holders of MLP common units have limited control and voting rights. Holders of MLP common units are typically entitled to receive a minimum quarterly distribution (MQD) from the issuer, and typically have a right, to the extent that an MLP fails to make a previous MQD, to recover in future distributions the amount by which the MQD was short (arrearage rights). Generally, an MLP must pay (or set aside for payment) the MQD to holders of common units before any distributions may be paid to subordinated unitholders. In addition, incentive distributions are typically not paid to the general partner or managing member unless the quarterly distributions on the common units exceed specified threshold levels above the MQD. In the event of a liquidation, common unitholders are intended to have a preference with respect to the remaining assets of the issuer over holders of subordinated units. MLPs also issue different classes of common units that may have different voting, trading and distribution rights.


MLP subordinated units, which, like common units, represent limited partner or member interests, are not typically listed or traded on an exchange. A fund may purchase outstanding subordinated units through negotiated transactions directly with holders of such units or newly issued subordinated units directly from the issuer. Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner or managing member. Subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals. MLPs also issue different classes of subordinated units that may have different voting, trading, and distribution rights.


MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to MLPs, and institutional investors. Convertible subordinated units increase the likelihood that, during the subordination period, there will be available cash to be distributed to common unitholders. MLP convertible subordinated units generally are not entitled to distributions until holders of common units have received their specified MQD, plus any arrearages, and may receive less than common unitholders in distributions upon liquidation. Convertible subordinated unitholders generally are entitled to MQD prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, MLP convertible subordinated units generally entail greater risk than MLP common units. Convertible subordinated units are generally convertible automatically into senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. Convertible subordinated units do not trade on a national exchange or over-the-counter (OTC), and there is no active market for them. The value of a convertible subordinated unit is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights as do MLP common units. Distributions may be paid in cash or in-kind.

MLP preferred units are not typically listed or traded on an exchange. A fund may purchase MLP preferred units through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units. Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security.


The general partner or managing member interest in an MLP is typically retained by the original sponsors of an MLP such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder's investment in the general partner or managing member. General partner or managing member interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner or managing member interests can be privately held or owned by publicly traded entities. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner or managing member interests typically receive incentive distribution rights
(IDRs), which provide them with an increasing share of the entity's aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD. Incentive distributions to a general partner are designed to encourage the general partner, who controls and operates the partnership, to maximize the partnership's cash flow and increase distributions to the limited partners. Due to the IDRs, general partners of MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unitholders in the event of a reduction in the MLP's quarterly distribution. The ability of the limited partners or members to remove the general partner or managing member without cause is typically very limited. In addition, some MLPs permit the holder of IDRs to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset.


Debt securities issued by MLPs may include those rated below investment grade. Investments in such securities may not offer the tax characteristics of equity securities of MLPs.


Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unitholders, subordinated unitholders and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies. Holders of MLP units could potentially become subject to liability for all the obligations of an MLP, if a court determines that the rights of the unitholders to take certain action under the limited partnership agreement would constitute "control" of the business of that MLP, or if a court or governmental agency determines that the MLP is conducting business in a state without complying with the limited partnership statute of that state.


MLP Limited Liability Company Common Units. Some energy infrastructure companies in which a fund may invest have been organized as limited liability companies (MLP LLCs). Such MLP LLCs are treated in the same manner as MLPs for federal income tax purposes. A fund may invest in common units or other securities of such MLP LLCs. MLP LLC common units represent an equity ownership interest in an MLP LLC, entitling the holders to a share of the MLP LLC's success through distributions and/or capital appreciation. Similar to MLPs, MLP LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. MLP LLC common unitholders generally have first right to an MQD prior to distributions to subordinated unitholders and typically have arrearage rights if the MQD is not met. In the event of liquidation, MLP LLC common unitholders have first right to the MLP LLC's remaining assets after bondholders, other debt holders and preferred unitholders, if any, have been paid in full. MLP LLC common units trade on a national securities exchange or OTC. In contrast to MLPs, MLP LLCs have no general partner and there are generally no incentives that entitle


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management or other unitholders to increased percentages of cash distributions as distributions reach higher target levels. In addition, MLP LLC common unitholders typically have voting rights with respect to the MLP LLC, whereas MLP common units have limited voting rights.


MLP Affiliates. A fund may invest in equity and debt securities issued by affiliates of MLPs, including the general partners or managing members of MLPs and companies that own MLP general partner interests and are energy infrastructure companies. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units. A fund may purchase such other MLP equity securities through market transactions, but may also do so through direct placements.


MLP I-Units. I-Units represent an indirect ownership interest in an MLP and are issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Units to purchase limited partnership interests in its affiliated MLP. Thus, I-Units represent an indirect interest in an MLP. I-Units have limited voting rights and are similar in that respect to MLP common units. I-Units differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Units will receive distributions of additional I-Units in an amount equal to the cash distributions received by common unitholders. I-Units are traded on the NYSE. Issuers of MLP I-Units are treated as corporations and not partnerships for tax purposes.


Private Investment in Public Equities (PIPEs). A fund may elect to invest in PIPEs and other unregistered or otherwise restricted securities issued by public MLPs and similar entities, including unregistered MLP preferred units. Most such private securities are expected to be liquid within six to nine months of funding, but may also have significantly longer or shorter restricted periods. PIPEs involve the direct placement of equity securities to a purchaser such as a fund. Equity issued in this manner is often unregistered and therefore less liquid than equity issued through a public offering. Such private equity offerings provide issuers greater flexibility in structure and timing as compared to public offerings. Below are some of the reasons MLPs choose to issue equity through private placements.


MLPs typically distribute all of their available cash at the end of each quarter, and therefore generally finance acquisitions through the issuance of additional equity and debt securities. PIPEs allow MLPs to structure the equity funding to close concurrently with an acquisition, thereby eliminating or reducing the equity funding risk. This avoids equity overhang issues and can ease rating agency concerns over interim excessive leverage associated with an acquisition.


Generally an MLP unit price declines when investors know the MLP will be issuing public equity in the near term. An example of this is when an MLP closes a sizeable acquisition funded under its credit facility or with another form of debt financing. In this situation, equity investors will typically wait for the public offering to provide additional liquidity, and therefore the demand for units is reduced, and the unit price falls. Issuing units through a PIPE in conjunction with the acquisition eliminates this equity overhang.


Public equity offerings for MLPs are typically allocated primarily to retail investors. Private placements allow issuers to access new pools of equity capital. In addition, institutional investors, such as the Fund, that participate in PIPEs are potential investors for future equity financings.


Certain acquisitions and organic development projects require a more structured form of equity. For example, organic projects that require significant capital expenditures that do not generate near-term cash flow may require a class of equity that does not pay a distribution for a certain period. The public equity market is generally not an efficient venue to raise this type of specialized equity. Given the significant number of organic projects that have been announced by MLPs, the private placement of PIPEs are believed to be likely to remain an important funding component in the MLP sector.


Some issuers prefer the certainty of a private placement at a specified fixed discount, compared to the uncertainty of a public offering. The underwriting costs of a public equity issuance in the MLP space can significantly reduce gross equity proceeds, and the unit price of the issuance can decline during the marketing of a public deal, resulting in increased cost to an issuer. The cost of a PIPE can be competitive with that of a public issuance while providing greater certainty of funding.


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Unlike public equity offerings, private placements are typically more time-efficient for management teams, with negotiations, due diligence and marketing required only for a small targeted group of sophisticated institutional investors.


Financial sponsors, founding partners and/or parent companies typically own significant stakes in MLPs in the form of subordinated units. As these units are not registered, monetization alternatives are limited. PIPEs provide liquidity in these situations.


Many MLPs rely on the private placement market as a source of equity capital. Given the limitations in raising equity from a predominantly retail investor base and the tax and administrative constraints to significant institutional participation, PIPEs have been a popular financing alternative with many MLPs.


MICRO-CAP COMPANIES. Micro-capitalization company stocks have customarily involved more investment risk than large company stocks. There can be no assurance that this will continue to be true in the future. Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.


Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.


Some of the companies in which a fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, a fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.


MINING AND EXPLORATION RISKS. The business of mining by its nature involves significant risks and hazards, including environmental hazards, industrial accidents, labor disputes, discharge of toxic chemicals, fire, drought, flooding and natural acts. The occurrence of any of these hazards can delay production, increase production costs and result in liability to the operator of the mines. A mining operation may become subject to liability for pollution or other hazards against which it has not insured or cannot insure, including those in respect of past mining activities for which it was not responsible.


Exploration for gold and other precious metals is speculative in nature, involves many risks and frequently is unsuccessful. There can be no assurance that any mineralisation discovered will result in an increase in the proven and probable reserves of a mining operation. If reserves are developed, it can take a number of years from the initial phases of drilling and identification of mineralisation until production is possible, during which time the economic feasibility of production may change. Substantial expenditures are required to establish ore reserves properties and to construct mining and processing facilities. As a result of these uncertainties, no assurance can be given that the exploration programs undertaken by a particular mining operation will actually result in any new commercial mining.


MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participations in or obligations collateralized by and payable from mortgage loans secured by real property, which may include subprime mortgages. A fund may invest in mortgage-backed securities issued or guaranteed by (i) US Government agencies or instrumentalities such as the Government National Mortgage Association (GNMA) (also known as Ginnie Mae), the Federal National Mortgage Association (FNMA) (also known as Fannie Mae) and the Federal Home Loan Mortgage Corporation (FHLMC) (also known as Freddie Mac) or (ii) other issuers, including private companies.


GNMA is a government-owned corporation that is an agency of the US Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely


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payment of interest and principal but that are not backed by the full faith and credit of the US government. The value of the companies' securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. In mid-2008, the US Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the companies' stock. In September 2008, the US Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (FHFA), a newly created independent regulator created under the Federal Housing Finance Regulatory Reform Act of 2008 (Reform Act). In addition to placing the companies in conservatorship, the US Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC.
First, the US Treasury has entered into senior preferred stock purchase agreements ("SPSPAs") under which, if the FHFA determines that FNMA's or FHLMC's liabilities have exceeded its assets under generally accepted accounting principles, the US Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets.
The SPSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the US Treasury established a new secured lending credit facility that is available to FNMA and FHLMC, which terminated on December 31, 2009. Third, the US
Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which terminated on December 31, 2009. No assurance can be given that the US Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful, or, with respect to initiatives that have expired, that the US Treasury would undertake similar initiatives in the future.


FHFA, as conservator or receiver for FNMA and FHLMC, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA's appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA's or FHLMC's affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA's or FHLMC's assets available therefor.


In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.


In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of forty-five (45) or ninety (90) days following the appointment of FHFA as conservator or receiver, respectively.


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The market value and yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and may expose a fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a fund, the prepayment right will tend to limit to some degree the increase in net asset value of a fund because the value of the mortgage-backed securities held by a fund may not appreciate as rapidly as the price of non-callable debt securities. Mortgage-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities. At times, a fund may invest in securities that pay higher than market interest rates by paying a premium above the securities' par value. Prepayments of these securities may cause losses on securities purchased at a premium. Unscheduled payments, which are made at par value, will cause a fund to experience a loss equal to any unamortized premium.


When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of a fund's shares. The negative effect of interest rate increases on the market-value of mortgage backed securities is usually more pronounced than it is for other types of fixed-income securities potentially increasing the volatility of a fund.


Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.


Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A fund may buy mortgage-related securities without insurance or guarantees. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.


Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. There can be no assurance that the average estimated life of portfolio securities will be the actual average life of such securities.


Fannie Mae Certificates. Fannie Mae is a federally chartered corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of Fannie Mae are obligations solely of Fannie Mae and are not backed by the full faith and credit of the US government.


                                     II-116
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Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans;
(4) variable rate mortgage loans; (5) other adjustable rate mortgage loans; and
(6) fixed-rate and adjustable mortgage loans secured by multifamily projects.


Freddie Mac Certificates. Freddie Mac is a federally chartered corporation of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (FHLMC Act). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government.


Freddie Mac Certificates represent a pro rata interest in a group of conventional mortgage loans (Freddie Mac Certificate group) purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participating interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.


Ginnie Mae Certificates. The National Housing Act of 1934, as amended (Housing
Act), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 (FHA Loans), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended (VA Loans), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the US government is pledged to the payment of all amounts that may be required to be paid under any Ginnie Mae guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the US Treasury with no limitations as to amount.


The Ginnie Mae Certificates in which a fund invests will represent a pro rata interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buy down" mortgage loans); (8) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage backed serial notes.


Multiple Class Mortgage-Backed Securities. A fund may invest in multiple class mortgage-backed securities including collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMIC Certificates). These securities may be issued by US government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities. REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities. To the extent that a CMO or REMIC Certificate is collateralized by Ginnie Mae guaranteed mortgage-backed securities, holders of the CMO or REMIC Certificate receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payments, as a result of the GNMA guaranty, which is backed by the full faith and credit of the US government. The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.


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Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. These certificates are obligations solely of Fannie Mae and are not backed by the full faith and credit of the US government. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.


Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates
(PCs). These certificates are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government. PCs represent undivided interests in specified level payment residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.


CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the underlying mortgage loans or the mortgage-backed securities underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.


The principal of and interest on the mortgage-backed securities may be allocated among the several tranches in various ways. In certain structures (known as sequential pay CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the mortgage-backed securities generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full. Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the mortgage-backed securities to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.


A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (Z Bonds), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (PAC) certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (PAC Certificates), even though all other principal payments and prepayments of the mortgage-backed securities are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage-backed securities. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.


The prices of certain CMOs and REMIC Certificates, depending on their structure and the rate of prepayments, may be volatile. Some CMOs may also not be as liquid as other securities. In addition, the value of a CMO or REMIC Certificate, including those collateralized by mortgage-backed securities issued or guaranteed by US government agencies or instrumentalities, may be affected by other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing credit enhancement. The value of these securities also can depend on the ability of their servicers to service the underlying collateral and is, therefore, subject to risks associated with servicers' performance, including mishandling of documentation. A fund is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.


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Impact of Sub-Prime Mortgage Market. A fund may invest in mortgage-backed, asset-backed and other fixed-income securities whose value and liquidity may be adversely affected by the critical downturn in the sub-prime mortgage lending market in the US. Sub-prime loans, which have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk of default. Concerns about widespread defaults on sub-prime loans have also created heightened volatility and turmoil in the general credit markets. As a result, a fund's investments in certain fixed-income securities may decline in value, their market value may be more difficult to determine, and a fund may have more difficulty disposing of them.


MUNICIPAL LEASES, CERTIFICATES OF PARTICIPATION AND OTHER PARTICIPATION INTERESTS. A municipal lease is an obligation in the form of a lease or installment purchase contract that is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance (as well as regular Federal income tax). Municipal leases frequently involve special risks not normally associated with general obligation or revenue bonds, such as non-payment and the risk of bankruptcy of the issuer. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Thus, a fund's investment in municipal leases will be subject to the special risk that the governmental issuer may not appropriate funds for lease payments.


In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in an unsatisfactory or delayed recoupment of a fund's original investment.


Certificates of participation represent undivided interests in municipal leases, installment purchase contracts or other instruments. The certificates are typically issued by a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase contracts.


Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purpose of a fund's limitations on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a fund may be determined by the Advisor, pursuant to guidelines adopted by the Board, to be liquid securities for the purpose of a fund's limitation on investments in illiquid securities. In determining the liquidity of municipal lease obligations and certificates of participation, the Advisor will consider a variety of factors including: (1) dealer undertakings to make a market in the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the security and market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.) In addition, the Advisor will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a fund.


A fund may purchase participations in municipal securities held by a commercial bank or other financial institution, provided the participation interest is fully insured. Such participations provide a fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide a fund with the right to demand payment, on not more than seven days notice, of all or any part of a fund's participation interest in the underlying municipal security, plus accrued interest.


Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of a fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular fund. A fund has the right to


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sell the participation back to the bank after seven days' notice for the full principal amount of a fund's interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to a fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from a fund in connection with the arrangement.


Participation interests in municipal securities are subject to the same general risks as participation interests in bank loans, as described in the Bank Loans section above. Such risks include credit risk, interest rate risk, and liquidity risk, as well as the potential liability associated with being a lender. If a fund purchases a participation, it may only be able to enforce its rights through the participating lender, and may assume the credit risk of both the lender and the borrower.


MUNICIPAL SECURITIES. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on these obligations is generally exempt from regular federal income tax in the hands of most investors. The two principal classifications of municipal obligations are "notes" and "bonds." Municipal notes and bonds have different maturities and a fund may acquire "notes" and "bonds" with maturities that meets its particular investment policies and restrictions set forth in its prospectus.


Municipal notes are generally used to provide for short-term capital needs. Municipal notes include: Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, and Construction Loan Notes. Tax Anticipation Notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date, such as income, sales, property, use and business taxes. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue sharing programs. Bond Anticipation Notes are sold to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds provide the funds needed for the repayment of the notes. Construction Loan Notes are sold to provide construction financing. After the projects are successfully completed and accepted, many projects receive permanent financing through the Federal Housing Administration under Fannie Mae (Federal National Mortgage Association) or Ginnie Mae (Government National Mortgage Association). These notes are secured by mortgage notes insured by the Federal Housing Authority; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable. There are, of course, a number of other types of notes issued for different purposes and secured differently from those described above.


Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: "general obligation" bonds and "revenue" bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate, amount or special assessments.


The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully-insured, rent-subsidized or collateralized mortgages, and the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt reserve fund. Lease rental bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.


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Some issues of municipal bonds are payable from United States Treasury bonds and notes or agency obligations held in escrow by a trustee, frequently a commercial bank. The interest and principal on these US Government securities are sufficient to pay all interest and principal requirements of the municipal securities when due. Some escrowed Treasury securities are used to retire municipal bonds at their earliest call date, while others are used to retire municipal bonds at their maturity.



Securities purchased for a fund may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations which have a specified maturity date but also are payable before maturity after notice by the holder (demand obligations). Demand obligations are considered for a fund's purposes to mature at the demand date.


In addition, there are a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds) discussed above.


An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as a fund. Thus, such an issue may not be said to be publicly offered. Unlike the equity securities of operating companies or mutual funds which must be registered under the 1933 Act prior to offer and sale unless an exemption from such registration is available, municipal securities, whether publicly or privately offered, may nevertheless be readily marketable. A secondary market exists for municipal securities which have been publicly offered as well as securities which have not been publicly offered initially but which may nevertheless be readily marketable. Municipal securities purchased for a fund are subject to the limitations on holdings of securities which are not readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a desirable price (or interest rate). A fund believes that the quality standards applicable to its investments enhance marketability. In addition, stand-by commitments, participation interests and demand obligations also enhance marketability.


Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the US provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.


Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those municipal securities or the tax-free nature of the interest thereon.


In some cases, municipalities may issue bonds relying on proceeds from litigation settlements. These bonds may be further secured by debt service reserve funds established at the time the bonds were issued. Bonds that are supported in whole or in part by expected litigation proceeds are subject to the risk that part or all of the expected proceeds may not be received. For example, a damage award could be overturned or reduced by a court, or the terms of a settlement or damage award may allow for reduced or discontinued payments if certain conditions are met. As a result, bonds that rely on proceeds from litigation settlements are subject to an increased risk of nonpayment or default.


On August 2, 2011, President Obama signed the Budget Control Act of 2011, which requires the federal government to reduce expenditures by over $2 trillion over the next ten years. Since the specifics of the federal reductions have yet to be identified, a detailed assessment of the impact on states cannot be made.



Puerto Rico Risk. Adverse political and economic conditions and developments affecting any territory or Commonwealth of the US may, in turn, negatively affect the value of the fund's holdings in such obligations. In recent years, Puerto Rico has experienced a recession and difficult economic conditions, which may negatively affect the value of a fund's holdings in Puerto Rico municipal obligations. Pending or future legislation, including legislation that would allow Puerto



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Rico to restructure its municipal debt obligations, thus increasing the risk that Puerto Rico may never pay off municipal indebtedness, or may pay only a small fraction of the amount owed, could also impact the value of a fund's investments in Puerto Rico municipal securities.


In June 2016, the Puerto Rico Oversight, Management, and Economic Stability Act (PROMESA) was signed into law. Among other things, PROMESA established a federally-appointed Oversight Board to oversee Puerto Rico's financial operations and provides Puerto Rico a path to restructuring its debts. More recently, in May 2017, petitions were approved by the Oversight Board and filed under Title III of PROMESA to restructure debt and other obligations of the Commonwealth of Puerto Rico and the Puerto Rico Sales Tax Financing Corporation (COFINA), two of the largest issuers of Puerto Rico debt. Additional Puerto Rican instrumentalities could in the future file petitions under Title III or other provisions of PROMESA. It is unclear at this time how the proceedings under PROMESA will be resolved.



Insured Municipal Securities. A fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Insured municipal securities typically receive a higher credit rating which means that the issuer of the securities pays a lower interest rate. In purchasing such insured securities, the Advisor gives consideration both to the insurer and to the credit quality of the underlying issuer. The insurance reduces the credit risk for a particular municipal security by supplementing the creditworthiness of the underlying bond and provides additional security for payment of the principal and interest of a municipal security. Certain of the insurance companies that provide insurance for municipal securities provide insurance for other types of securities, including some involving subprime mortgages. The value of subprime mortgage securities has declined recently and some may default, increasing a bond insurer's risk of having to make payments to holders of subprime mortgage securities. Because of this risk, the ratings of some insurance companies have been, or may be, downgraded and it is possible that an insurance company may become insolvent. If an insurance company's rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.


Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer.


Pre-Refunded Municipal Securities. Pre-refunded municipal securities are subject to interest rate risk, market risk and limited liquidity. The principal of and interest on municipal securities that have been pre-refunded are no longer paid from the original revenue source for the securities. Instead, after pre-refunding of the principal of and interest on these securities are typically paid from an escrow fund consisting of obligations issued or guaranteed by the US Government. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded municipal securities are usually purchased at a price which represents a premium over their face value.


MUNICIPAL TRUST RECEIPTS. Municipal trust receipts (MTRs) are sometimes called municipal asset-backed securities, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership, coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs may be issued as fixed or variable rate instruments. These trusts are organized so that the purchaser of the MTR would be considered to be investing for federal income tax purposes in the underlying municipal securities. This structure is intended to allow the federal income tax exempt status of interest generated by the underlying asset to pass through to the purchaser. A fund's investments in MTRs are subject to similar risks as other investments in municipal debt obligations, including interest rate risk, credit risk, prepayment risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain legal issues could be resolved in a manner that could adversely affect the performance


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of a fund or shareholder investment returns. The Advisor expects that it would invest in MTRs for which a legal opinion has been given to the effect that the income from an MTR is tax-exempt for federal income tax purposes to the same extent as the underlying bond(s), although it is possible that the IRS will take a different position and there is a risk that the interest paid on such MTRs would be deemed taxable.


OBLIGATIONS OF BANKS AND OTHER FINANCIAL INSTITUTIONS. A fund may invest in US dollar-denominated fixed rate or variable rate obligations of US or foreign financial institutions, including banks. Obligations of domestic and foreign financial institutions in which a fund may invest include (but are not limited to) certificates of deposit, bankers' acceptances, bank time deposits, commercial paper, and other US dollar-denominated instruments issued or supported by the credit of US or foreign financial institutions, including banks, commercial and savings banks, savings and loan associations and other institutions.


Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation.


Obligations of foreign branches of US banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. Investments in obligations of foreign banks may entail risks that are different in some respects from those of investments in obligations of US domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include the possibility that these obligations may be less marketable than comparable obligations of United States banks, and the selection of these obligations may be more difficult because there may be less publicly available information concerning foreign banks. Other risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability to pursue legal remedies and obtain or enforce judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of US banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of US banks.


PARTICIPATION INTERESTS. A fund may purchase from financial institutions participation interests in securities in which a fund may invest. A participation interest gives a fund an undivided interest in the security in the proportion that a fund's participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates. For certain participation interests, a fund will have the right to demand payment, on not more than seven days' notice, for all or any part of a fund's participation interests in the security, plus accrued interest. As to these instruments, a fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.


PREFERRED STOCK. Preferred stock is an equity security, but possesses certain attributes of debt securities. Holders of preferred stock normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not otherwise participate in amounts available for distribution by the issuing corporation. Dividends on preferred stock may be cumulative, and, in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Preferred stock has a preference (i.e., ranks higher) in liquidation (and generally dividends) over common stock, but is subordinated (i.e., ranks lower) in liquidation to fixed income securities. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule, the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (e.g., common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity


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date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.


All preferred stocks are also subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by the Standard & Poor's Rating Services (S&P) and Moody's Investors Service, Inc. (Moody's) although there is no minimum rating which a preferred stock must have to be an eligible investment for a fund.


In summary, there are a number of special risks associated with investing in preferred stocks, including:


Credit and Subordination Risk. Credit risk is the risk that a preferred stock in a fund's portfolio will decline in price or the issuer of the preferred stock will fail to make dividend, interest, or principal payments when due because the issuer experiences a decline in its financial status. As noted above, preferred stocks are generally subordinated to bonds and other debt instruments in a company's capital structure in terms of having priority to corporate income, claims to corporate assets, and liquidation payments and, therefore, will be subject to greater credit risk than more senior debt instruments.


Interest Rate Risk. Interest rate risk is the risk that a preferred stock will decline in value because of changes in market interest rates. As described above, when market interest rates rise, the market value of a preferred stock generally will generally fall. Preferred stocks with longer periods before maturity may be more sensitive to interest rate changes.


Deferral and Omission Risk. Preferred stocks may have provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. In certain cases, deferring or omitting distributions may be mandatory. If a fund owns a preferred stock that is deferring its distributions, the fund may be required to report income for tax purposes although it has not yet received such income.


Call, Reinvestment, and Income Risk. During periods of declining interest rates, an issuer may be able to exercise an option to redeem its outstanding preferred stock at par earlier than scheduled, which is generally known as call risk. If this occurs, a fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred stocks frequently have call features that allow the issuer to repurchase the stock prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the obligation at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer, or in the event of regulatory changes affecting the capital treatment of its outstanding preferred stock. Another risk associated with a declining interest rate environment is that the income from a fund's portfolio may decline over time when the fund invests the proceeds from share sales at market interest rates that are below the portfolio's current earnings rate.


Liquidity Risk. Certain preferred stocks may be substantially less liquid than many other stocks, such as common stocks or US Government securities. Illiquid preferred stocks involve the risk that the stock may not be able to be sold at the time desired by a fund or at prices approximating the value at which the fund is carrying the stock on its books.


Limited Voting Rights Risk. Generally, traditional preferred stocks offer no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred stock holders may elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred stock holders no longer have voting rights.


Special Redemption Rights Risk. In certain varying circumstances, an issuer of preferred stock may redeem the stock prior to a specified date. For instance, for certain types of preferred stocks, a redemption may be triggered by a change in US federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the preferred stock held by a fund.


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Lastly, dividends from certain preferred stocks may not be eligible for the corporate dividends-received deduction or for treatment.


PRIVATE ACTIVITY BONDS. Certain types of municipal securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), are issued by or on behalf of public authorities to obtain funds for privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The interest from certain private activity bonds owned by a fund (including a fund's distributions attributable to such interest) may be a preference item for purposes of the alternative minimum tax. The credit quality of such bonds depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.


PRIVATIZED ENTERPRISES. A fund may invest in foreign securities which may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A fund's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.


In certain jurisdictions, the ability of foreign entities, such as a fund, to participate in privatizations may be limited by local law, or the price or terms on which a fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.


In the case of the enterprises in which a fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.


Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.


Prior to privatization, most of the state enterprises in which a fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.


PUT BONDS. A fund may invest in "put" bonds (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. The option to "put" the bond back to the issuer before the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security.


REAL ESTATE INVESTMENT TRUSTS (REITS). A REIT invests primarily in income-producing real estate or makes loans to persons involved in the real estate industry. REITs are sometimes informally categorized into equity REITs, mortgage REITs and hybrid REITs. Equity REITs buy real estate and pay investors income from the rents received from the real


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estate owned by the REIT and from any profits on the sale of its properties.
Mortgage REITs lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. Hybrid REITs engage in both owning real estate and making loans. Investment in REITs may subject a fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, delays in completion of construction, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.


Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers or lessees and the possibility of failing to qualify for tax-free pass-through of income under the Code, and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a fund, a shareholder will bear not only his or her proportionate share of the expenses of a fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.


REPURCHASE AGREEMENTS. A fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a fund acquires ownership of a security (Obligation) and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer, at a specified time and price.



In accordance with current SEC guidance, Deutsche Government & Agency Securities Portfolio, Government Cash Management Portfolio, Deutsche Government Money Market VIP, Deutsche Central Cash Management Government Fund, Deutsche Variable NAV Money Fund and Deutsche Money Market Prime Series may also transfer uninvested cash balances into a single joint account (a Joint Account). The daily aggregate balance of a Joint Account will be invested in one or more repurchase agreements. The Board has established and periodically reviews procedures applicable to transactions involving Joint Accounts.



A repurchase agreement provides a means for a fund to earn income on funds for periods as short as overnight. The repurchase price may be higher than the purchase price, the difference being income to a fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price upon repurchase. In either case, the income to a fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.


It is not clear whether a court would consider the Obligation purchased by a fund subject to a repurchase agreement as being owned by a fund or as being collateral for a loan by a fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a fund has not perfected a security interest in the Obligation, a fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a fund may incur a loss if the proceeds to a fund of the sale to a third party are less than the repurchase price. However, if the market


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value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.


REVERSE REPURCHASE AGREEMENTS. A fund may enter into "reverse repurchase agreements," which are repurchase agreements in which a fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. Under a reverse repurchase agreement, a fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. A fund segregates assets in an amount at least equal to its obligation under outstanding reverse repurchase agreements. Such transactions may increase fluctuations in the market value of fund assets and its yield.


SECURITIES AS A RESULT OF EXCHANGES OR WORKOUTS. Consistent with a fund's investment objectives, policies and restrictions, a fund may hold various instruments received in an exchange or workout of a distressed security (i.e., a low-rated debt security that is in default or at risk of becoming in default). Such instruments may include, but are not limited to, equity securities, warrants, rights, participation interests in sales of assets and contingent-interest obligations.


SECURITIES WITH PUT RIGHTS. The right of a fund to exercise a put is unconditional and unqualified. A put is not transferable by a fund, although a fund may sell the underlying securities to a third party at any time. If necessary and advisable, a fund may pay for certain puts either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a put (thus reducing the yield to maturity otherwise available for the same securities).


The ability of a fund to exercise a put will depend on the ability of a counterparty to pay for the underlying securities at the time the put is exercised. In the event that a counterparty should default on its obligation to repurchase an underlying security, a fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.


The acquisition of a put will not affect the valuation by a fund of the underlying security. The actual put will be valued at zero in determining net asset value of a fund. Where a fund pays directly or indirectly for a put, its cost will be reflected in realized gain or loss when the put is exercised or expires. If the value of the underlying security increases, the potential for unrealized or realized gain is reduced by the cost of the put.


SHORT SALES. When a fund takes a long position, it purchases a stock outright. When a fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, a fund buys the same stock in the market and returns it to the lender. The price at such time may be more or less than the price at which the security was sold by a fund. Until the security is replaced, a fund is required to pay the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, a fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. A fund makes money when the market price of the borrowed stock goes down and a fund is able to replace it for less than it earned by selling it short. Alternatively if the price of the stock goes up after the short sale and before the short position is closed, a fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.


A fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and a fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the stock sold short. A short squeeze makes it more likely that a fund will have to cover its short sale at an unfavorable price. If that happens, a fund will lose some or all of the potential profit from, or even incur a loss as a result of, the short sale.


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Until a fund closes its short position or replaces the borrowed security, a fund will designate liquid assets it owns (other than the short sales proceeds) as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner will be increased or decreased each business day equal to the change in market value of a fund's obligation to purchase the security sold short. If the lending broker requires a fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets a fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim than the obligation that is being covered. A fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at exercise price that covers the obligation), or by a fund's segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to a fund's borrowing restrictions. This requirement to segregate assets limits a fund's leveraging of its investments and the related risk of losses from leveraging. A fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.


Short sales involve the risk that a fund will incur a loss by subsequently buying a security at a higher price than the price at which a fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs a fund must pay to a lender of the security. In addition, because a fund's loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund's loss on a long position arises from decreases in the value of the security held by a fund and therefore is limited by the fact that a security's value cannot drop below zero.


The use of short sales, in effect, leverages a fund's portfolio, which could increase a fund's exposure to the market, magnify losses and increase the volatility of returns.


Although a fund's share price may increase if the securities in its long portfolio increase in value more than the securities underlying its short positions, a fund's share price may decrease if the securities underlying its short positions increase in value more than the securities in its long portfolio.


In addition, a fund's short selling strategies may limit its ability to fully benefit from increases in the equity markets. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to a fund. The SEC and other (including non-US) regulatory authorities have imposed, and may in the future impose, restrictions on short selling, either on a temporary or permanent basis, which may include placing limitations on specific companies and/or industries with respect to which a fund may enter into short positions. Any such restrictions may hinder a fund in, or prevent it from, fully implementing its investment strategies, and may negatively affect performance.


SHORT SALES AGAINST THE BOX. A fund may make short sales of common stocks if, at all times when a short position is open, a fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales "against the box." The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to a fund. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. A fund will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which a fund may enter into short sales against the box. A fund will incur transaction costs in connection with short sales against the box.


SHORT-TERM SECURITIES. In order to meet anticipated redemptions, to hold pending the purchase of additional securities for a fund's portfolio, or, in some cases, for temporary defensive purposes, a fund may invest a portion (up to 100%) of its assets in money market and other short-term securities. When a fund is invested for temporary defensive purposes, it may not achieve or pursue its investment objective.


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Examples of short-term securities include:


o Securities issued or guaranteed by the US government and its agencies and instrumentalities;


o  Commercial paper;


o  Certificates of deposit and euro dollar certificates of deposit;


o  Bankers' acceptances;


o  Short-term notes, bonds, debentures or other debt instruments; and


o  Repurchase agreements.


SMALL COMPANIES. The Advisor believes that many small companies often may have sales and earnings growth rates that exceed those of larger companies, and that such growth rates may, in turn, be reflected in more rapid share price appreciation over time. Investing in smaller company stocks, however, involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time or their stock values may fluctuate more sharply than other securities). Transaction costs in smaller company stocks may be higher than those of larger companies.


SOVEREIGN DEBT. Investments in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no reliable bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.


SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE. The following applies to the extent that the fund employs the master-feeder fund structure. Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, a fund seeks to achieve its investment objective by investing substantially all of its assets in a master portfolio (Portfolio), a separate registered investment company with the same investment objective as a fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to a fund, the Portfolio may sell beneficial interests to other mutual funds, investment vehicles or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as a fund due to variations in sales commissions and other operating expenses. Therefore, investors in a fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures.


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Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Also, the Portfolio may be required to sell investments at a price or time not advantageous to the Portfolio in order to meet such a redemption. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever a fund is requested to vote on a matter pertaining to the Portfolio, the fund will vote its interests in the Portfolio without a meeting of shareholders of the fund if the proposal is one that would not require the vote of shareholders of the fund as long as such action is permissible under applicable statutory and regulatory requirements. In addition, whenever the fund is required to vote on a particular matter relating to the Portfolio, the fund will hold a meeting of the shareholders of the fund and, at the meeting of the investors of the Portfolio, will cast its vote in the same proportion as the votes of the fund's shareholders even if all the fund's shareholders did not vote.


Certain changes in the Portfolio's investment objectives, policies or restrictions may require a fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, a fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of a fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.


A fund may withdraw its investment from the Portfolio at any time, if the Board determines that it is in the best interests of the shareholders of a fund to do so. Upon any such withdrawal, the Board would consider what action might be taken, including the investment of all the assets of a fund in another pooled investment entity having the same investment objective as a fund or the retaining of an investment advisor to manage a fund's assets in accordance with the investment policies described herein with respect to the Portfolio.



STABLE NET ASSET VALUE (FOR ALL MONEY MARKET FUNDS EXCEPT DEUTSCHE VARIABLE NAV MONEY FUND). A fund effects purchases and redemptions at its net asset value per share. In fulfillment of its responsibilities under Rule 2a-7 of the 1940 Act, the Board has approved policies reasonably designed, taking into account current market conditions and a fund's investment objective, to stabilize a fund's net asset value per share, and the Board will periodically review the Advisor's operations under such policies at regularly scheduled Board meetings. In addition to imposing limitations on the quality, maturity, diversity and liquidity of portfolio instruments held by a fund as described in the prospectus, those policies include a weekly monitoring by the Advisor of unrealized gains and losses in a fund and, when necessary, in an effort to avoid a material deviation of a fund's net asset value per share determined by reference to market valuations from a fund's $1.00 price per share, taking corrective action, such as adjusting the maturity of a fund, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of a fund will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default. In addition, a low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of current income and, at times, could impair a fund's ability to maintain a stable $1.00 share price. There is no assurance that a fund's net asset value per share will be maintained at $1.00.



STAND-BY COMMITMENTS. A stand-by commitment is a right acquired by a fund, when it purchases a municipal obligation from a broker, dealer or other financial institution (seller), to sell up to the same principal amount of such securities back to the seller, at a fund's option, at a specified price. Stand-by commitments are also known as "puts." The exercise by a fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.


Stand-by commitments acquired by a fund may have the following features: (1) they will be in writing and will be physically held by a fund's custodian; (2) a fund's right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor's opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be


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(i) a fund's acquisition cost (excluding any accrued interest which a fund paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period a fund owned the securities, plus
(ii) all interest accrued on the securities since the last interest payment date.


A fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a fund will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.


It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where a fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.


The IRS has issued a favorable revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A fund intends to take the position that it owns any municipal obligations acquired subject to a stand-by commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case.


SUBSIDIARY COMPANIES. A fund may gain exposure to the commodity markets in part by investing a portion of a fund's assets in a wholly-owned subsidiary (Subsidiary). Investments in a Subsidiary are expected to provide exposure to the commodity markets within the limitations of the Code and IRS rulings (see "Taxes" in Appendix II-H of this SAI). The Subsidiaries are companies organized under the laws of the Cayman Islands, and each is overseen by its own board of directors.


Among other investments, the Subsidiaries are expected to invest in commodity-linked derivative instruments, such as swaps and futures. The Subsidiaries will also invest in fixed income instruments, cash, cash equivalents and affiliated money market funds. In monitoring compliance with its investment restrictions, a fund will consider the assets of its Subsidiary to be assets of the fund. A Subsidiary must, however, comply with the asset segregation requirements with respect to its investments in commodity-linked derivatives.


To the extent that a fund invests in its Subsidiary, a fund may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in a fund's prospectus(es) and this SAI. While the Subsidiaries may be considered similar to investment companies, they are not registered under the 1940 Act and are not directly subject to all of the investor protections of the 1940 Act and other US regulations. Changes in the laws of the US or the Cayman Islands could result in the inability of a fund or a Subsidiary to operate as intended or may subject the fund or its advisor to new or additional regulatory requirements, and could negatively affect a fund and its shareholders.


In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a fund must, among other things, satisfy several diversification requirements, including the requirement that not more than 25% of the value of the fund's total assets may be invested in the securities (other than those of the US government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar or related trades or businesses. Therefore, so long as a fund is subject to this limit, the fund may not invest any more than 25% of the value of its total assets in a Subsidiary. Absent this diversification requirement, a fund would be permitted to invest more than 25% of the value of its total assets in a Subsidiary.


                                     II-131
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In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a fund must, among other things, derive at least 90% of its gross income from certain specified sources (qualifying income). Income from certain commodity-linked derivatives does not constitute qualifying income to a fund. The tax treatment of commodity-linked notes and certain other derivative instruments in which a fund might invest is not certain, in particular with respect to whether income and gains from such instruments constitutes qualifying income. If the Fund treats income from a particular instrument as qualifying income and the income is later determined not to constitute qualifying income, and, together with any other nonqualifying income, causes the fund's nonqualifying income to exceed 10% of its gross income in any taxable year, a fund will fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the fund level. Certain funds (including Deutsche Enhanced Commodity Strategy Fund, Deutsche Gold & Precious Metals Fund and Deutsche Real Assets Fund) have obtained private letter rulings from the IRS confirming that the income and gain earned through a wholly-owned Subsidiary that invests in certain types of commodity-linked derivatives constitute qualifying income under the Code.



TAX-EXEMPT COMMERCIAL PAPER. Issues of tax-exempt commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.


TAX-EXEMPT CUSTODIAL RECEIPTS. Tax-exempt custodial receipts (Receipts) evidence ownership in an underlying bond that is deposited with a custodian for safekeeping. Holders of the Receipts receive all payments of principal and interest when paid on the bonds. Receipts can be purchased in an offering or from a counterparty (typically an investment bank). To the extent that any Receipt is illiquid, it is subject to a fund's limit on illiquid securities.


TAX-EXEMPT PASS-THROUGH SECURITIES. Tax exempt pass-through certificates represent an interest in a pool or group of fixed-rate long-term debt obligations issued by or on behalf of primarily not-for-profit institutions, the interest on which is exempt from federal income taxation, including alternative minimum taxation. Such fixed-rate long-term debt obligations may be private activity bonds issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a non-profit corporation for the purpose of financing or refinancing the construction or improvement of a facility to be used by the non-profit corporation. Distributions on tax exempt pass-through certificates may be adversely affected by defaults in or prepayment of the underlying debt obligations. Certain tax exempt pass-through certificates are issued in several classes with different levels of yields and credit protection. A fund may invest in lower classes of tax exempt pass-through certificates that have less credit protection. Tax exempt pass-through certificates have limited liquidity and certain transfer restrictions may apply. There currently is no trading market for tax exempt pass-through certificates and there can be no assurance that such a market will develop.


TENDER OPTION BOND TRANSACTIONS. A fund may leverage its assets through the use of proceeds through tender option bond (TOB) transactions. In a TOB transaction, the fund typically transfers fixed-rate, long-term municipal bonds into a special purpose entity (a "TOB Trust") that has been created for the purpose of repackaging such municipal bonds. The TOB Trust issues short-term floating rate notes and a residual interest security "(TOB Inverse Floater Residual Interests"). The short term floating rate notes ("TOB Floaters") are issued in a face amount equal to some fraction of the par value of the underlying bonds. The TOB Floaters are sold to third parties, typically money market funds, and the TOB Inverse Floater Residual Interests are held by the fund. The fund receives the proceeds from the sale of the TOB Floaters as consideration for the transferred municipal bonds, and the fund uses the cash proceeds received from the sale of the TOB Floaters to make additional investments. The TOB Floaters pay an interest rate that resets periodically at a reference rate, typically a short-term tax-exempt market rate, and can be tendered to the TOB Trust at par, unless certain events occur. Typically, such tenders are funded through a remarketing of the tendered TOB Floaters or a draw down on a liquidity facility. A fund, as the holder of the TOB Inverse Floater Residual Interests, has full exposure to any increase or decrease in the value of the underlying bonds. The holder of the TOB Inverse Floater Residual Interests receives interest in an amount equal to the interest paid on the underlying bonds, less the interest paid on the TOB Floaters (and less certain expenses associated with the TOB Trust such as trustee, administrative and liquidity fees). By holding the TOB Inverse Floater Residual Interests, a fund typically has the right to collapse the TOB Trust by causing the holders of the TOB Floaters to tender their notes at par and have the TOB Trust administrator


                                     II-132
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transfer the underlying bonds to the fund. In connection with these investments, a fund may enter into shortfall and forbearance agreements whereby the fund agrees to reimburse the TOB Trust, in certain circumstances, for the difference between the liquidation value of the underlying bonds held by the TOB Trust and the liquidation value of the TOB Floaters plus any shortfalls in interest cash flows. This could potentially expose the fund to losses in excess of the value of the fund's investment in the TOB Inverse Floater Residual Interests.


The value of TOB Inverse Floater Residual Interests may decrease significantly when interest rates increase. The market for TOB Inverse Floater Residual Interests may be more volatile and less liquid than other municipal bonds of comparable maturity. Moreover, the TOB Trust could be terminated for reasons outside of a fund's control, resulting in a reduction of leverage and disposal of portfolio investments at inopportune times and prices. Investments in TOB Inverse Floater Residual Interests generally involve greater risk than investments in fixed-rate bonds.



The final rules implementing Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Volcker Rule") preclude banking entities from sponsoring and/or providing services to existing TOB Trusts. In response to these rules, investment market participants have developed new TOB Trust structures that are intended to ensure that banking entities do not sponsor TOB Trusts in violation of the Volcker Rule.


As of July 17, 2017, the Volcker Rule's final compliance date, all Deutsche municipal bond fund TOB Trusts were structured to be in compliance with the Volcker Rule. Any new TOB Trust structures must comply with the Volcker Rule. Accordingly, to the extent a fund wishes to create a new TOB Trust, it must do so in a Volcker-compliant manner. The impact of changes in the structure of TOBs to address compliance with the Volcker Rule remains untested.



A Volcker-compliant TOB Trust structure is similar to traditional TOB Trust structures, with certain key differences. The basic features of the new Volcker-compliant TOB Trust structure currently intended to be implemented by the funds are as follows:


o Portfolio management continues to make certain basic investment determinations, such as which bonds are placed in the TOB Trust, the amount of leverage for any given transaction, whether the transaction is structured as non-recourse or recourse, etc.


o Similar to traditional TOB Trust structures, the fund continues to be the holder of the TOB Inverse Floater Residual Interests.


o Unlike traditional TOB Trust structures, a bank or financial institution no longer serves as the sponsor, depositor, or trust administrator nor does it have any discretionary decision making authority with respect to the TOB Trust.


o Consistent with traditional TOB Trust structures, a bank or financial institution serves as the trustee, liquidity provider, and remarketing agent.


o A third-party administrative agent retained by the fund performs certain of the roles and responsibilities historically provided by banking entities in traditional TOB Trust structures, including certain historical sponsor/administrative roles and responsibilities.


The ultimate impact of the new rules on the TOB market and the municipal market generally is not yet certain. Such changes could make early unwinds of TOB Trusts more likely, may make the use of TOB Trusts more expensive, and may make it more difficult to use TOB Trusts in general. The new rules may also expose the fund to additional risks, including, but not limited to, compliance, securities law and operational risks.


THIRD PARTY PUTS. A fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a fund at specified intervals to tender (put) the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond to below investment grade, or a loss of the bond's tax-exempt status, the put option will terminate automatically. As a result, a fund would be subject to the risks associated with holding such a long-term bond and the weighted average maturity of that fund's portfolio would be adversely affected.


These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a fund, a fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage a fund's portfolio in a manner designed to minimize any adverse impact from these investments.


TO BE ANNOUNCED (TBA) PURCHASE COMMITMENTS. Similar to When-Issued or Delayed-Delivery securities, a TBA purchase commitment is a security that is purchased or sold for a fixed price with the underlying securities to be announced at a future date. However, the seller does not specify the particular securities to be delivered. Instead, a fund agrees to accept any securities that meets the specified terms. For example, in a TBA mortgage-backed transaction, a fund and seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying security until it issues the security. TBA purchase commitments involve a risk of loss if the value of the underlying security to be purchased declines prior to delivery date. The yield obtained for such securities may be higher or lower than yields available in the market on delivery date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.


TRUST PREFERRED SECURITIES. A fund may invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (Special Trust), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to a fund of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.


If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount (OID) obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as a fund, would be required to accrue daily for federal income tax purposes their share of the stated interest and the de minimis OID on the debentures (regardless of whether a fund receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred Securities may be issued in reliance on Rule 144A under the 1933 Act, and, unless and until registered, are restricted securities. There can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as a fund, to sell their holdings.


US GOVERNMENT SECURITIES. A fund may invest in obligations issued or guaranteed as to both principal and interest by the US Government, its agencies, instrumentalities or sponsored enterprises which include: (a) direct obligations of the US Treasury; and (b) securities issued or guaranteed by US Government agencies.


Examples of direct obligations of the US Treasury are Treasury bills, notes, bonds and other debt securities issued by the US Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.


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Some agency securities are backed by the full faith and credit of the United
States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.


US Government securities may include "zero coupon" securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater risk than interest-paying securities of similar maturities.


Interest rates on US Government securities may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.


The government guarantee of the US Government securities in a fund's portfolio does not guarantee the net asset value of the shares of a fund. There are market risks inherent in all investments in securities and the value of an investment in a fund will fluctuate over time. Normally, the value of investments in US Government securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government securities will tend to decline, and as interest rates fall the value of a fund's investments in US Government securities will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain mortgage-backed securities, such as GNMA Certificates. Prepayments of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of a fund and may even result in losses to a fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of mortgage-backed securities may decline, resulting in the extension of a fund's average portfolio maturity. As a result, a fund's portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.


VARIABLE AND FLOATING RATE INSTRUMENTS. Debt instruments purchased by a fund may be structured to have variable or floating interest rates. The interest rate on variable and floating rate securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. The interest rate of variable rate securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on variable rate securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. A fund may purchase variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such instruments may fluctuate; to the extent it does, increases or decreases in value of such instruments may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the variable rate securities is made in relation to movements of the applicable rate adjustment index, the instruments are not comparable to long-term fixed interest rate securities. Accordingly, interest rates on the variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar final maturities. A money market fund determines the maturity of variable rate securities in accordance with Rule 2a-7, which allows a fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.


The Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature (described below), will continuously monitor the issuer's financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a fund's fixed income investments, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet a fund's investment quality standards relating to investments in bank obligations. The Advisor will also monitor the creditworthiness of issuers of such instruments to determine whether a fund should continue to hold the investments.


The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a fund could suffer a loss if the issuer defaults or during periods in which a fund is not entitled to exercise its demand rights. When a reliable trading market for the variable and floating rate instruments held by a fund does not exist and a fund may not demand payment of the principal amount of such instruments within seven days, the instruments will be subject to a fund's limitation on investments in illiquid securities.


Variable Rate Demand Securities. A fund may purchase variable rate demand securities, which are variable rate securities that permit a fund to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument. A bank that issues a repurchase commitment may receive a fee from a fund for this arrangement. The issuer of a variable rate demand security may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment.


Variable Rate Master Demand Notes. A fund may purchase variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable rate master demand notes are direct lending arrangements between a fund and the issuer, they are not ordinarily traded. Although no active secondary market may exist for these notes, a fund will purchase only those notes under which it may demand and receive payment of principal and accrued interest daily or may resell the note at any time to a third party. These notes are not typically rated by credit rating agencies.


VARIABLE RATE DEMAND PREFERRED SECURITIES. A fund may purchase certain variable rate demand preferred securities (VRDPs) issued by closed-end municipal bond funds, which, in turn, invest primarily in portfolios of tax-exempt municipal bonds. A fund may invest in securities issued by single-state or national closed-end municipal bond funds. VRDPs are issued by closed-end funds to leverage returns for common shareholders. Under the 1940 Act, a closed-end fund that issues preferred shares must maintain an asset coverage ratio of at least 200% immediately after the time of issuance and at the time of certain distributions on repurchases of its common stock. It is anticipated that the interest on the VRDPs will be exempt from federal income tax and, with respect to any such securities issued by single-state municipal bond funds, exempt from the applicable state's income tax, although interest on VRDPs may be subject to the federal alternative minimum tax. The VRDPs will pay a variable dividend rate, determined weekly, typically through a remarketing process, and include a demand feature that provides a fund with a contractual right to tender the securities to a liquidity provider. A fund could lose money if the liquidity provider fails to honor its obligation, becomes insolvent, or files for bankruptcy. A fund has no right to put the securities back to the closed-end municipal bond funds or demand payment or redemption directly from the closed-end municipal bond funds. Further, the VRDPs are not freely transferable and, therefore, a fund may only transfer the securities to another investor in compliance with certain exemptions under the 1933 Act, including Rule 144A.


A fund's purchase of VRDPs issued by closed-end municipal bond funds is subject to the restrictions set forth under the heading "Investment Companies and Other Pooled Investment Vehicles."


WARRANTS. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a fund were not exercised by the date of its expiration, a fund would lose the entire purchase price of the warrant.


WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. A fund may purchase securities on a when-issued or delayed-delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to a fund until settlement takes place.


At the time a fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, a fund identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that a fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, a fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If a fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When a fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade and is, therefore, exposed to counterparty risk. Failure of the seller to do so may result in a fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.


YANKEE BONDS. Yankee Bonds are US dollar-denominated bonds sold in the US by non-US issuers. As compared with bonds issued in the US, such bond issues normally pay interest but are less actively traded. Investing in the securities of foreign companies involves more risks than investing in securities of US companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies. In many foreign countries, there is less publicly available information about foreign issuers, and there is less government regulation and supervision of foreign stock exchanges, brokers and listed companies. Also in many foreign countries, companies are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic issuers. Security trading practices and custody arrangements abroad may offer less protection to a fund's investments and there may be difficulty in enforcing legal rights outside the United States. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the United States which could affect the liquidity of a fund's portfolio. Additionally, in some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property, or other fund assets, political or social instability or diplomatic developments which could affect investments in foreign securities. In addition, the relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.


YIELDS AND RATINGS. The yields on certain obligations in which a fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's, S&P and Fitch Ratings (Fitch) represent their opinions as to the quality of the securities that they undertake to rate. Ratings, however, are general and are not absolute standards of quality or value. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. See "Ratings of Investments" for descriptions of the ratings provided by certain recognized rating organizations.


ZERO COUPON SECURITIES AND DEFERRED INTEREST BONDS. A fund may invest in zero coupon securities that are "stripped" US Treasury notes and bonds and in deferred interest bonds. Zero coupon securities are the separate income or principal components of a debt instrument. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and federal income tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically.


While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.


A fund will accrue income on such investments for tax and accounting purposes, as required, which will generally be prior to the receipt of the corresponding cash payments. Because a fund is required to distribute to shareholders substantially all of its net investment income, including such accrued income, to avoid federal income and excise taxes, a fund may be required to liquidate portfolio securities to satisfy a fund's distribution obligations (including at a time when it may not be advantageous to do so). Under many market conditions, investments in zero coupon, step-coupon and pay-in-kind securities may be illiquid, making it difficult for a fund to dispose of them or to determine their current value.

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PART II: APPENDIX II-H - TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in a fund. This discussion does not address all aspects of taxation (including state, local, and foreign taxes) that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, tax-deferred retirement plans, financial institutions or broker-dealers, foreign corporations, and persons who are not citizens or residents of the United States) that are subject to special treatment under the US federal income tax laws. Current and prospective investors are therefore advised to consult with their tax advisors before making an investment in a fund. This summary is based on the laws in effect on the date of this SAI and on existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.


Feeder Funds. Certain funds (Feeder Funds) invest all or substantially all of their assets in either the Deutsche Equity 500 Index Portfolio or the Government Cash Management Portfolio (each, a Master Portfolio), which are partnerships for US federal income tax purposes. For a discussion of the US federal income tax treatment of a Master Portfolio, please see the registration statement for that Master Portfolio. The amount and character of a Feeder Fund's income, gains, losses, deductions and other tax items will generally be determined at the Master Portfolio level and the Feeder Fund will be allocated, and is required to take into account, its share of its Master Portfolio's income, gains, losses and other tax items for each taxable year. Consequently, references herein to a fund's income, gains, losses and other tax items, as well as its activities, investment and holdings, as applied to a Feeder Fund, generally include the tax items, activities, investments and holdings realized, recognized, conducted or held, as applicable, either by the Feeder Fund directly or through its Master Portfolio. See "Investments in the Master Portfolios" for more information.


ALL FUNDS (OTHER THAN DEUTSCHE MLP & ENERGY INFRASTRUCTURE FUND)


TAXATION OF A FUND AND ITS INVESTMENTS


QUALIFICATION AS A REGULATED INVESTMENT COMPANY. A fund has elected (or in the case of a new fund, intends to elect) to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). If a fund qualifies for treatment as a regulated investment company that is accorded special tax treatment, such fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders under the Code, a fund must, among other things:


(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in "qualified publicly traded partnerships" (as defined below);


(b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of its total assets are represented by cash and cash items, US Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of a fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets are invested (x) in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and


(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid; investment company taxable income generally consists of taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, if any, for such year.

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In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by a fund. However, 100% of net income derived from an interest in a "qualified publicly traded partnership" (generally, a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph
(a)(i) above) will be treated as qualifying income.


For purposes of the diversification test in paragraph (b) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership. It is possible that certain partnerships in which a fund may invest will be master limited partnerships constituting qualified publicly traded partnerships. Such investments will be limited by a fund's intention to qualify as a regulated investment company under the Code. In addition, although the passive loss rules of the Code do not generally apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Fund investments in partnerships, including in qualified publicly traded partnerships, may result in a fund being subject to state, local or foreign income, franchise or withholding taxes.


Pursuant to current Internal Revenue Service (IRS) guidance, a Feeder Fund investing in a Master Portfolio will be treated as holding directly the underlying assets of the Master Portfolio for purposes of the diversification test in (b) above.


In addition, for purposes of the diversification test in paragraph (b) above, the identification of the issuer (or, in some cases, issuers) of a particular fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect a fund's ability to meet the diversification test in paragraph
(b) above.


FAILURE TO QUALIFY AS A REGULATED INVESTMENT COMPANY. If a fund were to fail to meet the income, diversification or distribution tests described above, the fund could in some cases cure such failure, including by paying a fund-level tax, paying interest, making additional distributions or disposing of certain assets. If a fund were ineligible to or otherwise did not cure such failure for any year, the fund would fail to qualify as a "regulated investment company" for such year. All of the fund's taxable income would be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions, however, could be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and other noncorporate shareholders and (ii) for the dividends-received deduction in the case of corporate shareholders provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the fund's shares (as described below). In addition, a fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special federal income tax treatment.


A fund is subject to a 4% nondeductible excise tax on amounts that have been retained rather than distributed, as required, under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a fund's taxable ordinary income for the calendar year and at least 98.2% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 of such year (or the last day of a fund's taxable year if a fund's taxable year ends in November or December and a fund makes an election to use such later date), as well as amounts that were neither distributed by nor taxed to a fund during the prior calendar year. For purposes of the required excise tax distribution, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be taken into account after October 31 (or later if the fund is permitted to so elect and does so elect) are treated as arising on January 1 of the following calendar year. Also for purposes of the excise tax, a fund will be treated as having distributed any ordinary income or capital gain net income on which it has been subject to corporate income tax in the taxable year ending within the calendar year. Although a fund's distribution policies should enable it to avoid this excise tax, a fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such fund.

SPECIAL TAX PROVISIONS THAT APPLY TO CERTAIN INVESTMENTS. Certain of a fund's investment practices are subject to special and complex federal income tax provisions, including rules relating to short sales, constructive sales, "straddle" and "wash sale" transactions and section 1256 contracts (as defined below), that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss; (iv) cause a fund to recognize income or gain without a corresponding receipt of cash; and/or (v) adversely alter the characterization of certain fund investments. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of a fund.


Certain debt obligations. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount
(OID) is treated as interest income and is included in a fund's income (and required to be distributed by a fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind debt securities will give rise to income which is required to be distributed and is taxable even though a fund holding the security receives no interest payment in cash on the security during the year.


Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a fund in the secondary market may be treated as having "market discount." Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its "revised issue price") over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Alternatively, a fund may elect to accrue market discount currently, in which case a fund will be required to include the accrued market discount in a fund's income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in a fund's income, will depend upon which of the permitted accrual methods a fund elects.


Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a fund may be treated as having OID or, in certain cases, "acquisition discount" (very generally, the excess of the stated redemption price over the purchase price). A fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in a fund's income, will depend upon which of the permitted accrual methods a fund elects.


If a fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest a fund actually received. Such distributions may be made from the cash assets of a fund or by liquidation of portfolio securities that it might otherwise have continued to hold. A fund may realize gains or losses from such liquidations. In the event a fund realizes net gains from such transactions, its shareholders may receive larger distributions than they would have received in the absence of such transactions. These investments may also affect the character of income recognized by a fund.


A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a fund may be eligible for the dividends received deduction to the extent attributable to the deemed dividend portion of such OID.


Investments in debt obligations that are at risk of or in default present special tax issues for a fund. Federal income tax rules are not entirely clear about issues such as whether and, if so, to what extent a fund should recognize market discount on such a debt obligation, when a fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a fund, when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its eligibility for treatment as a regulated investment company and does not become subject to US federal income or excise tax.


Very generally, where a fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require such a fund to reduce its tax basis by the amount of amortized premium.


Derivatives. In addition to the special rules described below in respect of options transactions and futures, a fund's transactions in other derivative instruments (e.g. forward contracts and swap agreements), as well as any of its other hedging, short sale or similar transactions, may be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by a fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to a fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may also: (i) require a fund to mark to market annually certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year); or (ii) cause a fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements described above in order to avoid certain income and excise taxes. A fund may be required to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements, which may also accelerate the recognition of gain by the fund. A fund will monitor its transactions, make the appropriate tax elections and make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of a fund from treatment as a regulated investment company.


In general, option premiums received by a fund are not immediately included in the income of a fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or a fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a fund is exercised and a fund sells or delivers the underlying stock, a fund generally will recognize capital gain or loss equal to
(a) the sum of the strike price and the option premium received by a fund minus
(b) a fund's basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, a fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund's obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by a fund is greater or less than the amount paid by a fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, a fund generally will recognize short-term gain equal to the premium received.


A fund's options activities may include transactions constituting straddles for US federal income tax purposes, that is, that trigger the US federal income tax straddle rules contained primarily in Section 1092 of the Code. Such straddles include, for example, positions in a particular security, or an index of securities, and one or more options that offset the former position, including options that are "covered" by a fund's long position in the subject security. Very generally, where applicable, Section 1092 requires: (i) that losses be deferred on positions deemed to be offsetting positions with respect to "substantially similar or related property," to the extent of unrealized gain in the latter; and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. The straddle rules apply in modified form to so-called "qualified covered calls." Very generally, where a taxpayer writes an option on a single stock that is "in the money" but not "deep in the money," the holding period on the stock will not be terminated, as it would be under the general straddle rules, but will be suspended during the period that such calls are outstanding. These straddle rules could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and

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distributions that would otherwise constitute "qualified dividend income" (as discussed below) or qualify for the dividends-received deduction (as discussed below) to fail to satisfy the holding period requirements and therefore to be taxed at ordinary income tax rates or to fail to qualify for the 70% dividends-received deduction, as the case may be.


In summary, a fund's options activities can cause a substantial portion of the fund's income to consist of short-term capital gains, taxable to shareholders at ordinary income rates when distributed to them.


A fund's investment in so-called "section 1256 contracts," which include certain futures contracts as well as listed non-equity options written or purchased by a fund on US exchanges (including options on futures contracts, equity indices and debt securities), are subject to special federal income tax rules. All section 1256 contracts held by a fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in a fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by a fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were neither part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss (although certain foreign currency gains and losses from such contracts may be treated as ordinary in character), regardless of the period of time the positions were actually held by a fund.


As a result of entering into swap contracts, a fund may make or receive periodic net payments. A fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a fund has been a party to the swap for more than one year). With respect to certain types of swaps, a fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for federal income tax purposes as ordinary income or loss. The federal income tax treatment of many types of credit default swaps is uncertain under current law.


In general, gain or loss on a short sale is recognized when a fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally treated as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in a fund's hands. Except with respect to certain situations where the property used by a fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of "substantially identical property" held by a fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by a fund for more than a year. In general, a fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.


Income from certain commodity-linked derivatives does not constitute qualifying income to a fund. The federal income tax treatment of commodity-linked notes and certain other derivative instruments in which a fund might invest is not certain, in particular with respect to whether income and gains from such instruments constitutes qualifying income. If a fund treats income from a particular instrument as qualifying income and the income is later determined not to constitute qualifying income, and, together with any other nonqualifying income, causes the fund's nonqualifying income to exceed 10% of its gross income in any taxable year, the fund will fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the fund level. Certain funds (including the Deutsche Enhanced Commodity Strategy Fund, Deutsche Gold & Precious Metals Fund, Deutsche Global Inflation Fund and Deutsche Real Assets Fund) have obtained private letter rulings from the IRS confirming that the income and gain earned through a wholly owned subsidiary that invests in certain types of commodity-linked derivatives constitute qualifying income under the Code. The IRS has currently suspended the issuance of such private letter rulings. See "Investment in Wholly Owned Foreign Subsidiary" for more information.

Because the rules described above and other federal income tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax. A fund intends to limit its activities in options, futures contracts, forward contracts, short sales, swaps and related transactions to the extent necessary to meet the requirements for qualification and treatment as a regulated investment company under the Code.


REITs. A fund's investments in equity securities of REITs may result in a fund's receipt of cash in excess of the REIT's earnings; if a fund distributes these amounts, the distributions could constitute a return of capital to fund shareholders for federal income tax purposes. In addition, such investments in REIT equity securities also may require a fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.


Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a fund's income from a residual interest in a real estate mortgage investment conduit (REMIC) or an equity interest in a taxable mortgage pool (TMP) including such income received indirectly through a REIT or other pass-through entity (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP interest directly (see "Taxation of US Shareholders - Dividends and distributions - Additional considerations" and see also "Tax-exempt Shareholders" for a summary of certain federal income tax consequences to shareholders of distributions reported as excess inclusion income).


Standby commitments. A fund may purchase municipal securities together with the right to resell the securities to the seller at an agreed upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." A fund may pay for a standby commitment either in cash or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available. Additionally, a fund may purchase beneficial interests in municipal securities held by trusts, custodial arrangements or partnerships and/or combined with third-party puts or other types of features such as interest rate swaps; those investments may require a fund to pay "tender fees" or other fees for the various features provided. The IRS has issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A fund, where relevant, intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other third party put and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. If a fund is not viewed as the owner of such municipal obligations, it will not be permitted to treat the exempt interest paid on such obligations as belonging to it. This may affect the fund's eligibility to pay exempt-interest dividends to its shareholders. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees paid by a fund, in relation to various regulated investment company tax provisions is unclear. However, the Advisor intends to manage a fund's portfolio in a manner designed to minimize any adverse impact from the tax rules applicable to these investments.

As described herein, in certain circumstances a fund may be required to recognize taxable income or gain even though no corresponding amounts of cash are received concurrently. A fund may therefore be required to obtain cash to satisfy its distribution requirements by selling securities at times when it might not otherwise be desirable to do so or by borrowing the necessary cash, thereby incurring interest expense. In certain situations, a fund will, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October 31 until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October 31 may affect the federal income tax character of shareholder distributions.


Foreign investments. Income (including, in some cases, capital gains) from investments in foreign stocks or securities may be subject to foreign taxes, including withholding and other taxes imposed by foreign jurisdictions. Tax conventions between certain countries and the US may reduce or eliminate such taxes. It is not possible to determine a fund's effective rate of foreign tax in advance since the amount of a fund's assets to be invested in various countries is not known. Payment of such taxes will reduce a fund's yield on those investments.


If a fund is liable for foreign taxes and if more than 50% of the value of a fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations (including foreign governments), a fund may make an election pursuant to which certain foreign taxes paid by a fund would be treated as having been paid directly by shareholders of a fund. Pursuant to such election, shareholders may be able to claim a credit or deduction on their federal income tax returns for their pro rata portions of qualified taxes paid by a fund to foreign countries in respect of foreign securities that such fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by a fund. Each shareholder of a fund will be notified whether the foreign taxes paid by a fund will "pass through" for that year and, if so, such notification will report the shareholder's portion of (i) the foreign taxes paid by a fund and (ii) a fund's foreign source income. Certain fund of funds also may qualify to pass through to shareholders foreign taxes paid by underlying funds in which the fund of funds invests. See Fund-of-Funds Structure, below.


A shareholder's ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by a fund is subject to certain limitations imposed by the Code, which may result in the shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their US federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. The amount of foreign taxes that a shareholder may claim as a credit in any year will generally be subject to a separate limitation for "passive income," which includes, among other types of income, dividends, interest and certain foreign currency gains. Because capital gains realized by a fund on the sale of foreign securities will be treated as US source income, the available credit of foreign taxes paid with respect to such gains may be restricted. Shareholders that are not subject to US federal income tax, and those who invest in a fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by a fund.


If a fund does not satisfy the requirements for passing through to its shareholders their proportionate shares of any foreign taxes paid by a fund, shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by a fund and will not be required to include such taxes in their gross income.


A fund's transactions in foreign currencies, foreign-currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may in certain instances give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Under section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as section 988 gain (or loss) to the extent attributable to changes in exchange rates between the US dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency, foreign currency forward contracts and certain foreign currency options or futures contracts, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless a fund elects otherwise. Any such ordinary income treatment may accelerate or increase fund distributions to shareholders, and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a fund to offset income or gains earned in subsequent taxable years. With regard to forward contracts entered into beginning January 15, 2015 the Deutsche CROCI (Reg. TM) International Fund has elected to treat eligible currency gains and losses derived from forward contracts as capital gains and losses; not all currency gains and losses are eligible for this treatment.


Investment in passive foreign investment companies (PFICs). If a fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" (PFICs), it may be subject to US federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, which tax cannot be eliminated by making distributions to fund shareholders. Such excess distributions and gains will be considered ordinary income. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.


However, a fund may elect to avoid the imposition of that tax. For example, a fund may in certain cases elect to treat the PFIC as a "qualified electing fund" under the Code (i.e., make a "QEF election"), in which case a fund would be required to include in income each year its share of the ordinary earnings and net capital gains of the qualified electing fund, even if such amounts were not distributed to a fund. In order to make this election, a fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or not possible to obtain.


Alternatively, a fund may make a mark-to-market election that will result in a fund being treated as if it had sold (and, solely for purposes of this mark-to-market election, repurchased) its PFIC stock at the end of such fund's taxable year. In such case, a fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The QEF and mark-to-market elections must be made separately for each PFIC owned by a fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, a fund could potentially ameliorate the adverse federal income tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and/or to avoid imposition of the 4% excise tax. Making either of these elections therefore may require a fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a fund's total return. A fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. Because it is not always possible to identify a foreign corporation as a PFIC, a fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."


Investment in Wholly Owned Foreign Subsidiary. Certain funds may invest a portion of their assets (but not more than 25% of the value of the fund's total assets as of the end of each quarter of such fund's taxable year) in a wholly owned foreign subsidiary that will invest in certain types of commodity-linked derivatives (each a "Subsidiary"). Each Subsidiary was formed under the laws of the Cayman Islands and is classified as a corporation for federal income tax purposes.


For federal income tax purposes, each Subsidiary will be treated as a controlled foreign corporation and the applicable fund will be treated as a "US shareholder" of the Subsidiary. As a result, each fund will be required to include in gross income for US federal income tax purposes all of its Subsidiary's "subpart F income," whether or not such income is distributed by the Subsidiary. It is expected that all or substantially all of each Subsidiary's income will be "subpart F income." Each fund's recognition of its Subsidiary's "subpart F income" will increase the fund's basis in its shares of the Subsidiary. Distributions by a Subsidiary to the applicable fund will be tax-free, to the extent of the Subsidiary's previously undistributed "subpart F income," and will correspondingly reduce the fund's basis in its shares of the Subsidiary. "Subpart F income" is generally treated as ordinary income, regardless of the character of a Subsidiary's underlying income. Therefore, each fund's investment in its Subsidiary may cause the fund to realize more ordinary income than would be the case if the fund invested directly in the investments held by its Subsidiary. If a net loss is realized by a Subsidiary, such loss is not generally available to offset other income earned by the applicable fund.

As noted above, to qualify as a regulated investment company, a fund must derive at least 90% of its gross income each taxable year from certain specified sources. Income from direct investments in commodities and certain commodity-linked derivatives generally does not constitute qualifying income. The IRS has formerly issued a number of private letter rulings to investment companies concluding that income derived from an investment in a wholly owned foreign subsidiary that invests in commodity-linked derivatives constitutes qualifying income but each of these private letter rulings applies only to the taxpayer that received it and may not be used or cited as precedent. Deutsche Enhanced Commodity Strategy Fund, Deutsche Gold & Precious Metals Fund, Deutsche Global Inflation Fund and Deutsche Real Assets Fund each obtained a ruling. The IRS has since suspended the issuance of such rulings and is reviewing its policy in this area. It is possible that, as a consequence of its current review of this area, the IRS will reverse its prior position and publish guidance under which it will take the position that income and gains a fund derives from its investment in its Subsidiary do or will not constitute qualifying income. In such a case, a fund could fail to qualify as a regulated investment company, could be limited in its ability to implement its current investment strategies and may need to significantly change its investment strategies, which could adversely affect the fund. A fund also may incur transaction and other costs to comply with any new or additional guidance from the IRS.


Investments in MLP Equity Securities. A fund may invest to a limited degree in MLPs and other entities that are treated as qualified publicly traded partnerships for federal income tax purposes. Net income derived from a qualified publicly traded partnership is included in the sources of income from which a regulated investment company must derive at least 90% of its gross income. However, no more than 25% of the value of a regulated investment company's total assets at the end of each fiscal quarter may be invested in securities of qualified publicly traded partnerships. If an MLP in which a fund invests is treated as a partnership for federal income tax purposes, a fund will be required to take into account a fund's allocable share of the income, gains, losses, deductions, expenses and tax credits recognized by each such MLP regardless of whether the MLP distributes cash to a fund. A fund must recognize income that is allocated to it from an MLP for federal income tax purposes, even if a fund does not receive cash distributions from the MLP. Income allocated to a fund from an MLP may include income recognized as a result of the cancellation of the MLP's debt. Because a fund may recognize income from an MLP in excess of the cash distributions received from the MLP, a fund may be required to sell other securities or may have to use leverage in order to satisfy the distribution requirements to qualify as a regulated investment company and to avoid federal income and excise taxes. The longer that a fund holds a particular MLP investment, the more likely it is that such MLP could generate net taxable income allocable to a fund equal to or in excess of the distributions the MLP makes to a fund.


Distributions to a fund from an MLP that that is taxed as a partnership for federal income tax purposes are not taxable unless the cash amount (or in certain cases, the fair market value of market securities) distributed exceeds a fund's basis in its MLP interest. A fund's basis in its equity securities in an MLP taxed as a partnership generally is equal to the amount a fund paid for the equity securities (i) increased by a fund's allocable share of the MLP's net income and certain MLP debt, if any, and (ii) decreased by a fund's allocable share of the MLP's net losses and distributions received by a fund from the MLP. Although any distributions by an MLP to a fund in excess of a fund's allocable share of such MLP's net income may create a temporary economic benefit to a fund, such distribution will decrease a fund's basis in its MLP interest and will therefore increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of an equity security in the MLP by a fund. A portion of any gain or loss recognized by a fund on a disposition of an MLP equity security where the MLP is taxed as a partnership may be taxed as ordinary income or loss to the extent attributable to assets of the MLP that give rise to depreciation recapture, intangible drilling and development cost recapture or other "unrealized receivables" or "inventory items" under the Code. Any such gain may exceed net taxable gain realized on the disposition and will be recognized even if there is a net taxable loss on the disposition.


Investments in the Master Portfolios. Special tax considerations apply to a Feeder Fund investing in a Master Portfolio. As noted above, each Master Portfolio is treated as a partnership for US federal income tax purposes. For US federal income tax purposes, a Feeder Fund generally will be allocated its distributive share (as determined in accordance with the governing instruments of the applicable Master Portfolio, as well as with the Code, the Treasury regulations thereunder, and other applicable authority) of the income, gains, losses, deductions, credits, and other tax items of its Master Portfolio so as to reflect the Feeder Fund's interests in the Master Portfolio. A Master Portfolio may modify its partner allocations to comply with applicable tax regulations, including, without limitation, the income tax regulations under Sections 704, 734, 743, 754, and 755 of the Code. It also may make special allocations of specific tax items, including gross income, gain, deduction, or loss. These modified or special allocations could result in a Feeder Fund,

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as a partner, receiving more or less items of income, gain, deduction, or loss
(and/or income, gain, deduction, or loss of a different character) than it would in the absence of such modified or special allocations. A Feeder Fund will be required to include in its income its share of its Master Portfolio's tax items, including gross income, gain, deduction, or loss, for any taxable year regardless of whether or not the Master Portfolio distributes any cash to the Feeder Fund in such year.


A Master Portfolio is not required, and generally does not expect, to make distributions (other than distributions in redemption of Master Portfolio interests) to its investors each year. Accordingly, the income recognized by a Feeder Fund in respect of its investment in a Master Portfolio could exceed amounts distributed (if any) by the Master Portfolio to the Feeder Fund in a particular taxable year, and thus the Feeder Fund could be required to redeem a portion of its interests in the Master Portfolio in order to obtain sufficient cash to satisfy its annual distribution requirements (described above) and to otherwise avoid fund-level US federal income and excise taxes.


A Feeder Fund's receipt of a non-liquidating cash distribution from a Master Portfolio generally will result in recognized gain (but not loss) only to the extent that the amount of the distribution exceeds the Feeder Fund's adjusted basis in its interests of the Master Portfolio before the distribution. A Feeder Fund that receives a liquidating cash distribution from a Master Portfolio generally will recognize capital gain to the extent of the difference between the proceeds received by the Feeder Fund and the Feeder Fund's adjusted tax basis in interests of such Master Portfolio; however, the Feeder Fund generally will recognize ordinary income, rather than capital gain, to the extent that the Feeder Fund's allocable share of "unrealized receivables" (including any accrued but untaxed market discount) and substantially appreciated inventory, if any, exceeds the Feeder Fund's share of the basis in those unrealized receivables and substantially appreciated inventory. Any capital loss realized on a liquidating cash distribution may be recognized by a Feeder Fund only if it redeems all of its Master Portfolio interests for cash. A Feeder Fund generally will not recognize gain or loss on an in-kind distribution of property from a Master Portfolio, including on an in-kind redemption of Master Portfolio interests. However, certain exceptions to this general rule may apply.


TAXATION OF US SHAREHOLDERS


DIVIDENDS AND DISTRIBUTIONS. A fund intends to distribute substantially all of its net investment company taxable income (computed without regard to the dividends-paid deduction) and net capital gain (that is, the excess of net realized long-term capital gains over net realized short-term capital losses), if any, to shareholders each year. Unless a shareholder instructs the Trust/Corporation to pay such dividends and distributions in cash, they will be automatically reinvested in additional shares of a fund.


Dividends and other distributions by a fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made, whether you receive them in cash or reinvest them in additional shares. However, any dividend or distribution declared by a fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by a fund not later than such December 31, provided such dividend is actually paid by a fund on or before January 31 of the following calendar year. Dividends and distributions received by a retirement plan qualifying for tax-exempt treatment under the Code will not be subject to current US federal income taxation. However, withdrawals from such retirement plans may be subject to US federal income tax.


If a fund retains for investment an amount equal to all or a portion of its net capital gain, it will be subject to federal income tax at the fund level at regular corporate rates on the amount retained. In that event, a fund may designate such retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for US federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by a fund on the undistributed amount against their US federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities. The tax basis of shares owned by a fund shareholder, for US federal income tax purposes, will be increased by an amount equal to the difference between the amount of undistributed capital gains included

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in the shareholder's gross income and the federal income tax deemed paid by the shareholder under clause (ii) of the preceding sentence. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by a fund upon filing appropriate returns or claims for refund with the IRS.


For federal income tax purposes, distributions of investment income (other than "exempt-interest dividends," see below) are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the fund will recognize long-term capital gain or loss on assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gains that are properly reported by a fund as capital gain dividends (Capital Gain Dividends) will be taxable as long-term capital gains includible in and taxed at the reduced rates applicable to net capital gain. Distributions from capital gains are generally made after applying any available capital loss carryovers. Except as discussed below, all other dividends of a fund (including dividends from short-term capital gains) from current and accumulated earnings and profits are generally subject to federal income tax as ordinary income.


Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, "net investment income" generally includes, among other things, (i) distributions paid by a fund of net investment income and capital gains (other than exempt-interest dividends, described below) as described above, and (ii) any net gain from the sale, redemption or exchange of a fund's shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a fund.


Qualified dividend income. Dividends reported by a fund as derived from "qualified dividend income" will be taxed to individuals and other noncorporate shareholders at the reduced federal income tax rates generally applicable to net capital gains, provided certain holding period and other requirements are met at both the shareholder and fund levels. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be offset by capital losses.


If 95% or more of a fund's gross income (excluding net long-term capital gain over net short-term capital loss) in a taxable year is attributable to qualified dividend income received by a fund, 100% of the dividends paid by a fund (other than distributions reported by a fund as Capital Gain Dividends) to individuals and other noncorporate shareholders during such taxable year will be eligible to be treated as qualified dividend income. If less than 95% of a fund's gross income is attributable to qualified dividend income, then only the portion of the fund's dividends that is attributable to qualified dividend income and reported as such by the fund will be eligible to be treated as qualified dividend income.


For these purposes, qualified dividend income generally means income from dividends received by a fund from US corporations and certain foreign corporations. Dividend income received by a fund and distributed to a fund shareholder may not be treated as qualified dividend income by the shareholder unless a fund satisfies certain holding period and other requirements with respect to the stock in its portfolio generating such dividend income and the shareholder meets certain holding period and other requirements with respect to a fund's shares. A dividend will not be treated as qualified dividend income (at either a fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or
(b) treated as a passive foreign investment company. For purposes of determining

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the holding period for stock on which a dividend is received, such holding period is reduced for any period the recipient has an option to sell, is under a contractual obligation to sell or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances.


Qualified dividend income does not include any dividends received from tax-exempt corporations or interest from fixed income securities. Also, dividends received by a fund from a REIT or another regulated investment company are generally qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income.


Dividends-received deduction. If dividends from domestic corporations constitute a portion of a fund's gross income, a portion of the income distributions of a fund may be eligible for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by a fund from domestic corporations for the taxable year. A dividend received by a fund will not be treated as a dividend eligible for the dividends-received deduction (i) if it has been received with respect to any share of stock that the fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (ii) to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (i) if a corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a fund or (ii) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the recipient has an option to sell, is under a contractual obligation to sell or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances.


Distributions from REITs do not qualify for the deduction for dividends received. Shareholders will be informed of the portion of fund dividends that so qualifies.


Capital gains. In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend, its taxable income and its earnings and profits, a fund may elect to treat any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) and late-year ordinary loss (generally, the sum of its. (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31 and its (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.


Capital gains distributions may be reduced if a fund has capital loss carryforwards available. Capital losses in excess of capital gains ("net capital losses") are not permitted to be deducted against a fund's net investment income. Instead, subject to certain limitations, a fund may carry forward a net capital loss from any taxable year to offset capital gains, if any, realized during a subsequent taxable year. If a fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 ("post-2010 losses"), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. If a fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 ("pre-2011 losses"), the fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. A fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the fund retains or distributes such gains. Any capital loss carryforwards and any post-October loss deferrals to which a fund is entitled are disclosed in a fund's annual reports to shareholders.

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Additional considerations. Certain of a fund's investments in derivative instruments and foreign currency-denominated instruments, and any of a fund's transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income. If there are differences between a fund's book income and the sum of its taxable income and net tax-exempt income, a fund may be required to distribute amounts in excess of its book income or a portion of fund distributions may be treated as a return of capital to shareholders. If a fund's book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution of such excess generally will be treated as (i) a dividend to the extent of a fund's remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient's basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a fund's book income is less than the sum of its taxable income and net tax-exempt income, a fund could be required to make distributions exceeding its book income to qualify for treatment as a regulated investment company.


Distributions to shareholders reported as excess inclusion income (see Special tax provisions that apply to certain investments - REITs) (i) may constitute "unrelated business taxable income" (UBTI) for those shareholders who would otherwise be exempt from federal income tax, such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, (ii) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (iii) will not be eligible for reduced US withholding tax rates for non-US shareholders (including non-US shareholders eligible for the benefits of a US income tax treaty), and (iv) may cause a fund to be subject to tax if certain "disqualified organizations," as defined in the Code, are fund shareholders. A shareholder will be subject to US federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code. See Tax-exempt shareholders below.


All distributions by a fund result in a reduction in the net asset value of a fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income, qualified dividend income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing fund shares just prior to a distribution will receive a partial return of capital upon the distribution, which nevertheless may be taxable to them for federal income tax purposes.


After the end of each calendar year, a fund will inform shareholders of the federal income tax status of dividends and distributions paid (or treated as paid) during such calendar year.


Exempt-interest dividends. Any dividends paid by a fund that are reported by a fund as exempt-interest dividends will not be subject to regular federal income tax. A fund will be qualified to pay exempt-interest dividends to its shareholders if, at the end of each quarter of a fund's taxable year, at least 50% of the total value of a fund's assets consists of obligations of a state or political subdivision thereof the interest on which is exempt from federal income tax under Code section 103(a). Distributions that a fund reports as exempt-interest dividends are treated as interest excludable from shareholders' gross income for federal income tax purposes but may result in liability for federal alternative minimum tax purposes and for state and local tax purposes, both for individual and corporate shareholders. For example, if a fund invests in "private activity bonds," certain shareholders may be subject to alternative minimum tax on the part of a fund's distributions derived from interest on such bonds.


Certain funds of funds may also qualify to pay exempt-interest dividends to shareholders, to the extent of exempt-interest dividends received from underlying funds in which the fund of funds invests. See Fund-of-Funds structure, below.


Interest on indebtedness incurred directly or indirectly to purchase or carry shares of a fund will not be deductible to the extent it is deemed related to exempt-interest dividends paid by a fund. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of a fund's total distributions (not including Capital Gain Dividends) paid to the shareholder that are exempt-interest dividends. Under rules used by the IRS to determine when borrowed funds are considered incurred for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though

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such funds are not directly traceable to the purchase of shares. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. A portion of any exempt-interest dividend paid by a fund that represents income derived from certain revenue or private activity bonds held by a fund may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. Moreover, some or all of the exempt-interest dividends distributed by a fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. The receipt of dividends and distributions from a fund may affect a foreign corporate shareholder's federal "branch profits" tax liability and the federal "excess net passive income" tax liability of a shareholder that is a Subchapter S corporation. Shareholders should consult their own tax advisors as to whether they are (i) "substantial users" with respect to a facility or "related" to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, the federal "branch profits" tax or the federal "excess net passive income" tax.


Shareholders that are required to file tax returns are required to report tax-exempt interest income, including exempt-interest dividends, on their federal income tax returns. A fund will inform shareholders of the federal income tax status of its distributions after the end of each calendar year, including the amounts, if any, that qualify as exempt-interest dividends and any portions of such amounts that constitute tax preference items under the federal alternative minimum tax. Shareholders who have not held shares of a fund for a full taxable year may have designated as tax-exempt or as a tax preference item a percentage of their distributions which is different from the percentage of a fund's income that was tax-exempt or comprising tax preference items during the period of their investment in a fund. Shareholders should consult their tax advisors for more information.



TRANSACTIONS IN FUND SHARES. Upon the sale or exchange of his or her shares, a shareholder generally will realize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by a fund generally will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Except in the case of Deutsche Variable NAV Money Fund, any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a fund, within a 61-day period beginning thirty
(30) days before and ending thirty (30) days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss.



Any loss realized upon a taxable disposition of a fund's shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by the shareholder with respect to the shares. Any loss realized by a shareholder on the sale of fund shares held by the shareholder for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares, unless a fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. A shareholder's ability to utilize capital losses may be limited under the Code. If a shareholder incurs a sales charge in acquiring shares of a fund, disposes of those shares within 90 days and then acquires by January 31 of the calendar year following the calendar year in which the disposition occurred shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.


The sale or other disposition of shares of a fund by a retirement plan qualifying for tax-exempt treatment under the Code will not be subject to US federal income tax. However, withdrawals from such retirement plans may be subject to US federal income tax. Because the federal income tax treatment of a sale or exchange of fund shares depends on your purchase price and your personal tax position, you should keep your regular account statements to use in determining your federal income tax liability.


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Under US Treasury regulations, a shareholder of a money market fund may elect a simplified method for determining gain or loss on fund shares. This simplified method is called the NAV method. Under the NAV method, gain or loss on fund shares is not computed on every sale or redemption. Instead, gain or loss is based on the aggregate value of a shareholder's fund shares during the computation period. A shareholder's gain or loss generally equals (i) the aggregate fair market value of the shareholder's shares in the fund at the end of the computation period, (ii) minus the aggregate fair market value of the shareholder's shares at the end of the prior computation period, (iii) minus the shareholder's "net investment" in the fund for the computation period. A shareholder's net investment is the aggregate cost of fund shares purchased during the computation period (including reinvested dividends) minus the aggregate amount received in taxable redemptions of fund shares during the same period. The computation period may be the shareholder's taxable year or a shorter period, as long as all computation periods contain days from only one taxable year and every day during the taxable year falls within one and only one computation period. Any capital gain or loss realized under the NAV method will be a short-term capital gain or loss. Although the regulations apply to taxable years ending on or after July 8, 2016, the regulations permit taxpayers to rely on either the regulations or the proposed regulations that were issued before the regulations were finalized for taxable years ending on or after July 28, 2014 and beginning before July 8, 2016. Shareholders should consult their own tax advisor to determine if the NAV method is appropriate for their individual circumstances.


COST BASIS REPORTING. A fund or, for a shareholder that purchased fund shares through a financial intermediary, the financial intermediary, is generally required to report to the IRS, and furnish to such shareholder "cost basis" and "holding period" information for fund shares the shareholder acquired on or after January 1, 2012 and redeemed on or after that date (covered shares). These requirements do not apply to investments through a tax-advantaged arrangement or to shares of money market funds. For covered shares, the fund or the financial intermediary, as appropriate, will report the following information to the IRS and to the shareholder on Form 1099-B: (i) the adjusted basis of such shares; (ii) the gross proceeds received on the redemption; and
(iii) whether any gain or loss with respect to the redeemed shares is long-term or short-term.


With respect to fund shares in accounts held directly with a fund, the fund will calculate and report cost basis using a fund's default method of average cost, unless the shareholder instructs the fund to use a different calculation method. Please visit the Deutsche AM Web site at deutschefunds.com (the Web site does not form a part of this Statement of Additional Information) for more information.


Shareholders who hold fund shares through a financial intermediary should contact the financial intermediary regarding the cost basis reporting default method used by the financial intermediary and the reporting elections available.


Shareholders should contact a tax advisor regarding the application of the cost basis reporting rules to their particular situation, including whether to elect a cost basis calculation method or use a fund's default method of average cost.


TAX-EXEMPT SHAREHOLDERS. A fund generally serves to "block" (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this "blocking" effect, a tax-exempt shareholder could recognize UBTI by virtue of its investment in a fund if shares in a fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).


Furthermore, a tax-exempt shareholder may recognize UBTI if a fund recognizes "excess inclusion income" derived from direct or indirect investments in REMIC residual interests or TMPs if the amount of such income recognized by a fund exceeds a fund's investment company taxable income (after taking into account deductions for dividends paid by a fund). Any investment in residual interests of a Collateralized Mortgage Obligation (CMO) that has elected to be treated as a REMIC likewise can create complex tax problems, especially if a fund has state or local governments or other tax-exempt organizations as shareholders.


In addition, special tax consequences apply to charitable remainder trusts
(CRTs) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, if a CRT (defined in section 664 of the Code) realizes any UBTI for a taxable year, it must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a fund that recognizes "excess inclusion income." Rather, if at any time


                                     II-153
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during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes "excess inclusion income," then a fund will be subject to a tax on that portion of its "excess inclusion income" for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act and the Code, a fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in a fund. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a fund.


BACKUP WITHHOLDING AND OTHER TAX CONSIDERATIONS


A fund generally is required to withhold US federal income tax on distributions (including exempt-interest dividends) and redemption proceeds payable to shareholders who fail to provide a fund with their correct taxpayer identification number or to make required certifications, who have underreported dividend or interest income, or who have been notified (or when a fund is notified) by the IRS that they are subject to backup withholding. The backup withholding tax rate is currently 28%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's US federal income tax liability.


Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a fund as an investment through such plans and the precise effect of an investment on their particular tax situation.


A fund's shareholders may be subject to state and local taxes on distributions received from a fund and on redemptions of a fund's shares. Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from rules for federal income taxation described above. You are urged to consult your tax advisor as to the consequences of these and other state and local tax rules affecting an investment in a fund.


If a shareholder recognizes a loss with respect to a fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.


SHAREHOLDER REPORTING OBLIGATIONS WITH RESPECT TO FOREIGN BANK AND FINANCIAL ACCOUNTS. Shareholders that are US persons and own, directly or indirectly, more than 50% of a fund by vote or value could be required to report annually their "financial interest" in a fund's "foreign financial accounts," if any, on FinCen Form 114, Report of Foreign Bank and Financial Accounts. Shareholders should consult a tax advisor regarding the applicability to them of this reporting requirement.


OTHER REPORTING AND WITHHOLDING REQUIREMENTS


Sections 1471-1474 of the Code and the US Treasury and IRS guidance issued thereunder (collectively, FATCA) generally require a fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an IGA) between the US and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, a fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays after June 30, 2014 (or, in certain cases, after later dates), and 30% of the gross proceeds of share redemptions or exchanges and certain Capital Gain Dividends it pays after December 31, 2018. If a payment by a fund is subject to FATCA withholding, a fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules


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applicable to foreign shareholders described above (e.g., Capital Gain
Dividends). Each prospective investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor's own situation, including investments through an intermediary.


TAXATION OF NON-US SHAREHOLDERS. In general, dividends other than Capital Gain Dividends and exempt-interest dividends paid by a fund to a shareholder that is not a "US person" within the meaning of the Code (non-US shareholder) are subject to withholding of US federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a non-US shareholder directly, would not be subject to withholding. Distributions properly reported as Capital Gain Dividends and exempt-interest dividends generally are not subject to withholding of federal income tax.


However, a fund is not required to withhold any amounts (i) with respect to distributions from US-source interest income of types similar to those not subject to US federal income tax if earned directly by an individual non-US shareholder, to the extent such distributions are properly reported by a fund (interest-related dividends), and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly reported by the fund (short-term capital gain dividends). The exception to withholding for interest-related dividends does not apply to distributions to a non-US shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a US person,
(B) to the extent that the dividend is attributable to certain interest on an obligation if the non-US shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the non-US shareholder and the non-US shareholder is a controlled foreign corporation. The exception to withholding for short-term capital gain dividends does not apply to (A) distributions to an individual non-US shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions subject to special rules regarding the disposition of US real property interests (USRPIs) as defined below. Depending on the circumstances, a fund may make designations of interest-related and/or short-term capital gain dividends with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. A fund does not currently intend to make designations of interest-related dividends.


A non-US shareholder is not, in general, subject to US federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a fund or on Capital Gain Dividends unless: (i) such gain or dividend is effectively connected with the conduct by the non-US shareholder of a trade or business within the United States; (ii) in the case of a non-US shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met; or (iii) the shares constitute USRPIs or the Capital Gain Dividends are attributable to gains from the sale or exchange of USRPIs in accordance with the rules set forth below.


The 30% withholding tax does not apply to dividends paid to a non-US shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-US shareholder's conduct of a trade or business within the United States. Instead, foreign shareholders with respect to whom income from a fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to US federal income tax on the income derived from a fund at the graduated rates applicable to US citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of a fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to US federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the US. More generally, foreign shareholders who are residents in a country with an income tax treaty with the US may obtain different tax results than those described herein, and are urged to consult their tax advisors.


In order to qualify for any exemption from withholding tax or a reduced rate of withholding tax under an applicable income tax treaty, a non-US shareholder will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). In the case of shares held


                                     II-155
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through an intermediary, the intermediary may withhold tax even if a fund reports a dividend as an interest-related dividend or short-term capital gain dividend. Non-US shareholders should contact their intermediaries with respect to the application of these rules to their accounts.


A non-US shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.


In general, except as noted in this subsection, US federal withholding tax will not apply to any gain or income realized by a non-US shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a fund.


Special rules apply to distributions to certain non-US shareholders from a fund if a fund is either a "US real property holding corporation" (USRPHC) or would be a USRPHC but for the operation of the exceptions to the definition thereof described below. Additionally, special rules apply to the sale of shares in a fund if a fund is a USRPHC or former USRPHC. Very generally, a USRPHC is a domestic corporation that holds US real property interests (USRPIs) the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation's USRPIs plus interests in real property located outside the United States and other assets. USRPIs are defined as any interest in US real property or any interest (other than a creditor) in a USRPHC or former USRPHC. If a fund holds (directly or indirectly) significant interests in REITs, it may be a USRPHC. The special rules discussed in the next paragraph also apply to distributions from a fund if it would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled REITs or regulated investment companies and not-greater-than-10% interests in publicly traded classes of stock in REITs or not-greater-than-5% interests in publicly traded classes of stock in regulated investment companies.


If a fund is a USRPHC or would be a USRPHC but for the exceptions from the definition of USRPI (described above), under a "look-through" rule, distributions by a fund that are attributable directly or indirectly to: (a) gain realized on the disposition of USRPIs by a fund; and (b) distributions received by a fund from a lower-tier regulated investment company or REIT that a fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of a fund's non-US shareholders. If the non-US shareholder holds (or has held at any time during the prior year) more than a 5% interest in a class of stock of a fund, such distributions received by the shareholder with respect to such class of stock will be treated as gains "effectively connected" with the conduct of a "US trade or business," and subject to tax at graduated rates. Moreover, such shareholders will be required to file a US income tax return for the year in which the gain was recognized and a fund will be required to withhold 35% of the amount of such distribution. In the case of all other non-US persons (i.e., those whose interest in a fund did not exceed 5% at any time during the prior year), the USRPI distribution generally will be treated as ordinary income (regardless of any reporting by a fund that such distribution is qualified short-term capital gain or a Capital Gain Dividend), and a fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such non-US shareholder.


Non-US shareholders are also subject to "wash sale" rules to prevent the avoidance of the tax-filing and payment obligations discussed above through the sale and repurchase of fund shares.


In addition, if a fund is a USRPHC or former USRPHC, a fund may be required to withhold US tax upon a redemption of shares by a greater-than-5% shareholder that is a non-US shareholder, and that shareholder would be required to file a US income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. However, no such withholding is generally required with respect to amounts paid in redemption of shares of a fund if a fund was a domestically controlled qualified investment entity, or, in certain other limited cases, if a fund (whether or not domestically controlled) held substantial investments in regulated investment companies that were domestically controlled qualified investment entities.


Shares of a fund held by a non-US shareholder at death will be considered situated within the United States and will be subject to the US estate tax.


The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders should consult their own tax advisors with respect to the particular tax consequences to them of an investment in a fund, including the applicability of foreign taxes.


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Fund-of-Funds Structure. If a fund invests substantially all of its assets in shares of other mutual funds, Exchange Traded Funds or other companies that are regulated investment companies (collectively, "underlying funds"), its distributable income and gains will normally consist entirely of distributions from underlying funds and gains and losses on the disposition of shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, a fund will not be able to benefit from those losses until (i) the underlying fund realizes gains that it can reduce by those losses, or (ii) the fund recognizes its shares of those losses (so as to offset distributions of net income or capital gains from other underlying funds) when it disposes of shares of the underlying fund. Moreover, even when a fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for US federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, a fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund).


In addition, in certain circumstances, the "wash sale" rules under Section 1091 of the Code may apply to a fund's sales of underlying fund shares that have generated losses. A wash sale occurs if shares of an underlying fund are sold by a fund at a loss and the fund acquires additional shares of that same underlying fund or other substantially identical stock or securities 30 days before or after the date of the sale. The wash-sale rules could defer losses in the fund's hands on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.


As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gain that a fund will be required to distribute to shareholders will be greater than such amounts would have been had the fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from a fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the fund invested directly in the securities held by the underlying funds.


If a fund receives dividends from an underlying fund, and the underlying fund reports such dividends as "qualified dividend income," then the fund is permitted, in turn, to report a portion of its distributions as "qualified dividend income," provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.


If a fund receives dividends from an underlying fund, and the underlying fund reports such dividends as eligible for the dividends-received deduction, then the fund is permitted, in turn, to report a portion of its distributions as eligible for the dividends-received deduction, provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.


If a fund receives tax credit bond credits from an underlying fund, and the underlying fund made an election to pass through such tax credits to its shareholders, then the fund is permitted in turn to elect to pass through its proportionate share of those tax credits to its shareholders, provided that the fund meets the shareholder notice and other requirements.


If at the close of each quarter of a fund's taxable year, at least 50% of its total assets consists of interests in other regulated investment companies, a fund will be a "qualified fund of funds." In that case, the fund is permitted to elect to pass through to its shareholders foreign income and other similar taxes paid by the fund of funds or by an underlying fund that itself elected to pass such taxes through to shareholders, so that shareholders of the qualified fund of funds will be eligible to claim a tax credit or deduction for such taxes.


A qualified fund of funds (defined above) is permitted to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of interest on tax-exempt obligations and exempt-interest dividends it receives from underlying funds.


Variable annuity funds. Certain special tax considerations apply to the variable annuity funds (Deutsche Variable Series I, Deutsche Variable Series II and Deutsche Investments VIT Funds). These funds intend to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance

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company separate accounts. These requirements limit the percentage of total assets used to fund variable contracts that an insurance company separate account may invest in any single investment. Because Section 817(h) and those regulations treat the assets of a regulated investment company owned exclusively by insurance company separate accounts and certain other permitted investors as assets of the separate accounts investing in that regulated investment company, these regulations are imposed on the assets of the variable annuity funds in addition to the diversification requirements imposed on the funds by the 1940 Act and Subchapter M of the Code. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below (and, in general, during a one year start-up period), as of the end of each calendar quarter or within thirty (30) days thereafter no more than 55% of the total assets of a separate account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are generally considered a single investment, and each US Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), US Government securities and securities of other regulated investment companies. In addition, a separate account is considered adequately diversified if the account invests all its assets in a regulated investment company that is a government money market fund as defined in Rule 2a-7 under the 1940 Act and the regulated investment company is owned exclusively by insurance company separate accounts and certain other permitted investors.


Failure by a variable annuity fund to qualify as a regulated investment company or to satisfy the Section 817(h) requirements by failing to comply with the "55%-70%-80%-90%" diversification test or the safe harbor described above could cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the Section 817(h) diversification requirements may be corrected, but such a correction could require a payment to the IRS with respect to the period or periods during which the investments of the account did not meet the diversification requirements. The amount of any such payment could be based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure could also result in adverse tax consequences for the insurance company issuing the contracts.


The 4% excise tax described above does not apply to any regulated investment company whose sole shareholders are tax-exempt pension trusts, separate accounts of life insurance companies funding variable contracts and certain other tax-exempt entities. In determining the sole shareholders of a regulated investment company for purposes of this exception to the excise tax, shares attributable to an investment in the regulated investment company (not exceeding $250,000) made in connection with the organization of the regulated investment company are not taken into account.


The IRS has indicated that too great a degree of investor control over the investment options underlying variable contracts may result in the loss of tax-deferred treatment for such contracts. The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and is likely to issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income.


In determining whether an impermissible level of investor control is present, one factor the IRS considers when a separate account invests in one or more regulated investment companies is whether a regulated investment company's investment strategies are sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in the separate account. Current IRS guidance indicates that typical regulated investment company investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in a separate account. For example, the IRS has issued a favorable ruling concerning a separate account offering sub-accounts (each funded through a single regulated investment company) with the following investment strategies: money market, bonds, large company stock, international stock, small company stock, mortgage-backed

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securities, health care industry, emerging markets, telecommunications, financial services, South American stock, energy, and Asian markets. Each variable annuity fund has an investment objective and strategies that are not materially narrower than the investment strategies described in this IRS ruling.


The above discussion addresses only one of several factors that the IRS considers in determining whether a contract holder has an impermissible level of investor control over a separate account. Contract holders should consult with their insurance companies, their tax advisors, as well as the prospectus relating to their particular contract for more information concerning this investor control issue.


In the event that additional rules, regulations or other guidance are issued by the IRS or the Treasury Department concerning this issue, such guidance could affect the treatment of a variable annuity fund as described above, including retroactively. In addition, there can be no assurance that a variable annuity fund will be able to continue to operate as currently described, or that a variable annuity fund will not have to change its investment objective or investment policies in order to prevent, on a prospective basis, any such rules and regulations from causing variable contract owners to be considered the owners of the shares of the variable annuity fund.


DEUTSCHE MLP & ENERGY INFRASTRUCTURE FUND


TAXATION OF THE FUND AND ITS INVESTMENTS


FUND TAXED AS A CORPORATION. The fund has not elected to qualify as a regulated investment company under Subchapter M of the Code. The regulated investment company tax rules, including limitations on investments in MLPs, therefore do not apply to the fund. As a result, the fund is treated as a regular corporation, or "C" corporation, for federal income tax purposes, and generally is subject to federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%). In addition, as a regular corporation, the fund will be subject to state and local taxes by reason of its status and its investments in equity securities of MLPs taxed as partnerships. Therefore, the fund may have state and local tax liabilities in multiple states, which will reduce the fund's cash available to make distributions to shareholders. The fund may be subject to the federal alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the fund's regular federal income tax liability. The extent to which the fund is required to pay federal, state or local income, franchise, alternative minimum or other taxes could materially reduce the fund's cash available to make distributions to shareholders.



MLP EQUITY SECURITIES. MLPs are similar to corporations in many respects, but differ in others, especially in the way they are treated for federal income tax purposes. A corporation is required to pay federal income tax on its income, and, to extent the corporation distributes its income to its shareholders in the form of dividends from earnings and profits, its shareholders are required to pay federal income tax on such dividends. For this reason, it is said that corporate income is taxed at two levels. An MLP generally is not subject to tax as a corporation. An MLP generally is treated for federal income tax purposes as a partnership, which means no federal income tax is generally paid by the MLP. A partnership's income, gains, losses, expenses and tax credits are considered earned by all of its partners and are generally allocated among all the partners in proportion to their interests in the partnership. Each partner takes into account on its own tax return its share of the partnership's income, gains, losses, expenses and tax credits, and is responsible for any resulting tax liability, regardless of whether the partnership distributes cash to the partners. A cash distribution from a partnership is not itself taxable to the extent it does not exceed the recipient partner's basis in its partnership interest and is treated as capital gain to the extent any cash (or, in certain cases, marketable securities) distributed to a partner exceeds the partner's basis (see description below as to how an MLP investor's basis is calculated) in the partnership. Partnership income is thus said to be taxed only at one level - the partner level.



MLPs are publicly traded partnerships under the Code. The Code generally requires publicly traded partnerships to be treated as corporations for federal income tax purposes. If, however, a publicly traded partnership satisfies certain requirements, the publicly traded partnership will be treated as a partnership for federal income tax purposes. Specifically, if a publicly traded partnership receives 90% or more of its gross income from qualifying sources, such as interest, dividends, real estate rents, gain from the sale or other disposition of real property, income and gain from certain mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of such income, and, in certain circumstances, income

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and gain from commodities or futures, forwards and options with respect to commodities, then the publicly traded partnership will be treated as a partnership for federal income tax purposes. Mineral or natural resources activities include exploration, development, production, mining, processing, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizers, timber or industrial source carbon dioxide. Most of the MLPs in which the fund will invest are expected to be treated as partnerships for federal income tax purposes, but this will not always be the case and some of the MLPs in which the fund invests may be treated as corporations for federal income tax purposes.


To the extent that the fund invests in the equity securities of an MLP taxed as a partnership, the fund will be a partner in such MLP. Accordingly, the fund will be required to take into account the fund's allocable share of the income, gains, losses, deductions, expenses and tax credits recognized by each such MLP, regardless of whether the MLP distributes cash to the fund. As described above, MLP distributions to partners are not taxable unless the cash amount (or, in certain cases, the fair market value of marketable securities) distributed exceeds the recipient partner's basis in its MLP interest. The fund anticipates that the cash distributions it will receive with respect to its investment in equity securities of MLPs will exceed the net taxable income allocated to the fund from such MLPs because of tax deductions such as depreciation, amortization and depletion that will be allocated to the fund from the MLPs. No assurance, however, can be given in this regard. The longer that the fund holds a particular MLP investment, the more likely it is that such MLP could generate net taxable income allocable to the fund equal to or in excess of the distributions the MLP makes to the fund. If or when an MLP generates net taxable income allocable to the fund, the fund will have a larger corporate income tax expense, which will result in less cash available to distribute to shareholders.



The fund will recognize gain or loss on the sale, exchange or other taxable disposition of its portfolio assets, including equity securities of MLPs, equal to the difference between the amount realized by the fund on the sale, exchange or other taxable disposition and the fund's basis in such assets. Any such gain will be subject to federal income tax at the regular graduated corporate rates, regardless of how long the fund has held such assets. The amount realized by the fund in any case generally will be the amount paid by the purchaser of the asset plus, in the case of MLP equity securities where the MLP is taxed as a partnership, the fund's allocable share, if any, of the MLP's debt that was allocated to the fund prior to such sale, exchange or other taxable disposition. The fund's basis in its equity securities in an MLP taxed as a partnership generally is equal to the amount the fund paid for the equity securities, (i) increased by the fund's allocable share of the MLP's net taxable income and certain MLP debt, if any, and (ii) decreased by the fund's allocable share of the MLP's net losses and any distributions received by the fund from the MLP. Although any distribution by an MLP to the fund in excess of the fund's allocable share of such MLP's net taxable income may create a temporary economic benefit to the fund, such distribution will decrease the fund's basis in its MLP interest and will therefore increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of an equity security in the MLP by the fund. A portion of any gain or loss recognized by the fund on a disposition of an MLP equity security where the MLP is taxed as a partnership (or by an MLP on a disposition of an underlying asset) may be separately computed and taxed as ordinary income or loss under the Code to the extent attributable to assets of the MLP that give rise to depreciation recapture, intangible drilling and development cost recapture, or other "unrealized receivables" or "inventory items" under the Code. Any such gain may exceed net taxable gain realized on the disposition and will be recognized even if there is a net taxable loss on the disposition. As a corporation, the fund's capital gains will be taxed at ordinary income rates, so treatment of gains as ordinary income will not cause the gains to be taxed at a higher rate. Nevertheless, the fund's net capital losses may only be used to offset capital gains and therefore could not be used to offset gains that are treated as ordinary income. Thus, the fund could recognize both gain that is treated as ordinary income and a capital loss on a disposition of an MLP equity security (or on an MLP's disposition of an underlying asset) and would not be able to use the capital loss to offset that ordinary income. Any capital losses that the fund recognizes on a disposition of an equity security of an MLP or otherwise can only be used to offset capital gains that the fund recognizes. Any capital losses that the fund is unable to use may be carried back for three taxable years and forward for five taxable years to reduce the fund's capital gains in such years. Because (i) the periods for which capital losses may be carried back and forward are limited and (ii) the disposition of an equity security of an MLP may be treated, in significant part, as ordinary income, capital losses incurred by the fund may expire without being utilized.

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The fund's allocable share of certain percentage depletion deductions and intangible drilling costs of the MLPs taxed as partnerships in which the fund invests may be treated as items of tax preference for purposes of calculating the fund's alternative minimum taxable income. Such items may increase the fund's alternative minimum taxable income and increase the likelihood that the fund may be subject to the alternative minimum tax.


FOREIGN INCOME TAX. Investment income received by the fund from sources within foreign countries may be subject to foreign income tax withheld at the source, and the amount of tax withheld generally will be treated as an expense of the fund. The United States has entered into tax treaties with many foreign countries that entitle the fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a form to receive the benefit of the reduced tax rate; whether or when the fund will receive the reduced tax rate is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the fund may not receive the reduced treaty rates. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the fund not to receive the reduced treaty rates. Other countries may subject capital gains realized by the fund on a sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the fund's assets to be invested in various countries is not known.


STATE AND LOCAL INCOME TAX. As described above, the fund is taxed as a regular corporation, or "C" corporation. Because of its tax status, the fund generally is subject to state and local corporate income, franchise and other taxes. By reason of its investments in equity securities of MLPs, the fund may have state and local tax liabilities in multiple states and in multiple local jurisdictions, which, in addition to any federal income tax imposed on the fund, would further reduce the fund's cash available to make distributions to shareholders.


TAXATION OF US SHAREHOLDERS


DISTRIBUTIONS. Distributions made to you by the fund will generally constitute taxable dividends to the extent of your allocable share of the fund's current and accumulated earnings and profits, as calculated for federal income tax purposes. Generally, a corporation's earnings and profits are computed based upon taxable income, with certain specified adjustments.


As explained above, based upon the historic performance of the types of MLPs in which the fund intends to invest, the fund anticipates that the distributed cash from the MLPs generally will exceed the fund's share of the MLPs' taxable income. Consequently, the fund anticipates that only a portion of the fund's distributions will be treated as dividend income to you. To the extent that distributions to you exceed your allocable share of the fund's current and accumulated earnings and profits, the distribution will be a non-taxable return of capital to the extent of your basis in the fund's shares and that basis will be reduced, which will increase the amount of gain (or decrease the amount of loss) realized upon a subsequent sale or redemption of the shares. To the extent you hold such shares as a capital asset and have no further basis in the shares to offset the distribution, you will report the amount of the distribution in excess of your basis as capital gain.


Because the fund will invest a substantial portion of its assets in MLPs, special rules will apply to the calculation of the fund's earnings and profits. For example, it is expected that the fund's earnings and profits will be calculated using the straight-line depreciation method rather than the accelerated depreciation method. This difference in treatment may, for example, result in the fund's earnings and profits being higher than the fund's taxable income in a particular year if the MLPs in which the fund invests calculate their income using accelerated depreciation. Because of these differences, the fund may make distributions in a particular year out of earnings and profits (treated as dividends) in excess of the amount of the fund's taxable income for such year.


Distributions to you from the fund treated as dividends under the foregoing rules generally will be taxable as ordinary income to you but may qualify as "qualified dividend income." Under federal income tax law, qualified dividend income received by individuals and other noncorporate shareholders is taxed at the rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied. See "All Funds (other than Deutsche MLP & Energy Infrastructure Fund) -Taxation of US Shareholders - Dividends and distributions - Qualified dividend income" above.


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In addition to constituting qualified dividend income to noncorporate investors, such dividends are expected to be eligible for the dividends-received deduction available to corporate shareholders of the fund under section 243 of the Code. The availability of the dividends-received deduction is subject to certain holding period and other requirements imposed under the Code on the corporation claiming the deduction. See "All Funds (other than Deutsche MLP & Energy Infrastructure Fund) -Taxation of US Shareholders -Dividends and distributions -Dividends-received deduction" above.


You should be careful to consider the tax implications of buying shares just prior to a distribution. At the time of your purchase of fund shares, the fund's net asset value may reflect undistributed income or net unrealized appreciation of portfolio securities held by the fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, could be taxable unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.


If you reinvest fund distributions, upon the fund's payment of a distribution to you, you will be treated for federal income tax purposes as receiving a cash distribution from the fund in an amount equal to the fair market value of the shares issued to you and reinvesting such amount in fund shares. The portion of such a distribution that is taxable as dividend income will be determined under the rules described above.


Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. For these purposes, "net investment income" generally includes, among other things, dividends and net gain from the sale, redemption or exchange of fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the fund.


TRANSACTIONS IN FUND SHARES. A redemption of shares generally will be treated as a taxable sale or exchange of such shares, provided: (i) the redemption is not essentially equivalent to a dividend; (ii) the redemption is a substantially disproportionate redemption; (iii) the redemption is a complete redemption of a shareholder's entire interest in the fund; or (iv) the redeeming shareholder is not a corporation and the redemption is in partial liquidation of the fund. The full amount of the proceeds received in a redemption which does not qualify for sale or exchange treatment will be treated as described in "Distributions" above.


A shareholder will realize a taxable gain or loss on the sale or exchange of shares of the fund in an amount equal to the difference between the amount realized on the sale or exchange and the shareholder's basis in the shares. A shareholder's basis in his or her shares may be less than the price paid for the shares as a result of distributions by the fund in excess of the fund's earnings and profits (i.e., returns of capital). Any gain or loss realized on a sale or exchange of fund shares will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Long-term capital gains of noncorporate shareholders of the fund (including individuals) are currently subject to US federal income taxation at a maximum rate of 20%.The deductibility of capital losses for both corporate and non-corporate shareholders of the fund is subject to limitations under the Code.


Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. The exchange of shares of the fund for shares of another fund is taxable for federal income tax purposes and the exchange will be reported as a taxable sale. Shareholders should consult their tax advisors regarding the state and local tax consequences of an exchange of shares.


The sale or other disposition of shares of the fund by a retirement plan qualifying for tax-exempt treatment under the Code generally will not be subject to US federal income tax. However, withdrawals from such retirement plans may be subject to US federal income tax. Because the federal income tax treatment of a sale or exchange of fund shares depends on your basis and your personal tax position, you should keep your regular account statements to use in determining your federal income tax liability.

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COST BASIS REPORTING. The fund or, for a shareholder that purchased fund shares through a financial intermediary, the financial intermediary, is generally required to report to the IRS, and furnish to such shareholder "cost basis" and "holding period" information for fund shares. These requirements do not apply to investments through a tax-advantaged arrangement. The fund or the financial intermediary, as appropriate, will report the following information to the IRS and to the shareholder on Form 1099-B: (i) the adjusted basis of such shares;
(ii) the gross proceeds received on the redemption; and (iii) whether any gain or loss with respect to the redeemed shares is long-term or short-term.


With respect to fund shares in accounts held directly with the fund, the fund will calculate and report cost basis using the fund's default method of first-in, first-out, unless the shareholder instructs the fund to use a different calculation method. Please visit the Deutsche AM Web site at www.deutschefunds.com (the Web site does not form a part of this Statement of Additional Information) for more information.


Shareholders who hold fund shares through a financial intermediary should contact the financial intermediary regarding the cost basis reporting default method used by the financial intermediary and the reporting elections available. Shareholders should contact a tax advisor regarding the application of the cost basis reporting rules to their particular situation, including whether to elect a cost basis calculation method or use the fund's default method.


TAX-EXEMPT INVESTORS AND REGULATED INVESTMENT COMPANIES. Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on their unrelated business taxable income, or UBTI. Because the fund is a corporation for federal income tax purposes, an owner of the fund's shares will not report on its federal income tax return any items of income, gain, loss and deduction that are allocated to the fund from the MLPs in which the fund invests. Moreover, dividend income from, and gain from the sale of, corporate stock generally does not constitute UBTI unless the corporate stock is debt-financed. Therefore, a tax-exempt investor should not have UBTI attributable to its ownership, sale, or redemption of the fund's shares unless its ownership is debt-financed. In general, shares are considered to be debt-financed if the tax-exempt owner of the shares incurred debt to acquire the shares or otherwise incurred a debt that would not have been incurred if the shares had not been acquired. Similarly, the income and gain realized from an investment in the fund's shares by an investor that is a regulated investment company should constitute qualifying income for the regulated investment company.


BACKUP WITHHOLDING AND OTHER TAX CONSIDERATIONS. The fund generally is required to withhold US federal income tax on distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, who have underreported dividend or interest income, or who have been notified (or when the fund is notified) by the IRS that they are subject to backup withholding. The backup withholding tax rate is currently 28%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's US federal income tax liability.


Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of the fund as an investment through such plans and the precise effect of an investment on their particular tax situation. The fund's shareholders may be subject to state and local taxes on distributions received from the fund and on redemptions of the fund's shares. Rules of state and local taxation often differ from the rules for federal income taxation described above. You are urged to consult your tax advisor as to the consequences of these and other state and local tax rules affecting an investment in the fund.


If a shareholder recognizes a loss with respect to the fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder may have to file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.


TAXATION OF NON-US SHAREHOLDERS

Distributions paid by the fund to a shareholder that is not a "US person" within the meaning of the Code (non-US shareholder) generally will be subject to withholding of US federal income tax at a rate of 30% unless the tax is reduced or eliminated under a tax treaty or the distributions are effectively connected with a US trade or business of the shareholder. Any capital gain realized by a non-US shareholder upon a sale, redemption or exchange of shares of the fund will generally not be subject to US federal income or withholding tax unless: (i) the gain is effectively connected with the shareholder's trade or business in the US, or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the US for 183 days or more during the taxable year and certain other conditions are met or; (ii) the fund is or has been a US real property holding corporation, as defined below, at any time within the five-year period preceding the date of disposition of the fund's shares or, if shorter, within the period during which the non-US shareholder has held the fund shares. Generally, a corporation is a US real property holding corporation if the fair market value of its US real property interests, as defined in the Code and applicable regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. The fund may be, or may prior to a non-US shareholder's disposition of shares, become a US real property holding corporation.


Non-US shareholders with respect to whom income from the fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to US federal income tax on dividends and any gains realized upon the sale, redemption or exchange of shares of the fund at the graduated rates applicable to US citizens, residents or domestic corporations, and in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to US federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the US. More generally, foreign shareholders who are residents in a country with an income tax treaty with the US may obtain different tax results than those described herein, and are urged to consult their tax advisors.


In order to qualify for any exemption from withholding tax or a reduced rate of withholding tax under an applicable income tax treaty, a non-US shareholder will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing the appropriate IRS Form W-8 or substitute form). A non-US shareholder who fails to provide an IRS Form W-8 or other applicable form may also be subject to backup withholding at the appropriate rate.


Sections 1471-1474 of the Code and the US Treasury and IRS guidance issued thereunder (collectively, FATCA) generally require the fund to obtain information sufficient to identify the status of each of its shareholders under FATCA. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on distributions and the proceeds of the sale, redemption or exchange of fund shares. Each prospective investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor's own situation, including investments through an intermediary.


Each non-US shareholder should consult his, her or its tax advisor regarding the US and non-US tax consequences of ownership of the fund's shares and receipt of distributions from the fund.


ALL FUNDS



THE PRECEDING IS ONLY A SUMMARY OF CERTAIN MATERIAL US FEDERAL INCOME TAX CONSEQUENCES AFFECTING A FUND AND ITS SHAREHOLDERS. CURRENT AND PROSPECTIVE SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN A FUND, INCLUDING FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES.

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PART II: APPENDIX II-I - PROXY VOTING POLICY AND GUIDELINES

1.   INTRODUCTION


Deutsche Asset Management ("AM") has adopted and implemented the following Policies and Guidelines, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients and in accordance with its fiduciary duties and local regulation. This Proxy Voting Policy and Guidelines - AM ("Policy and Guidelines") shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non-US regional offices. Non-US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non-US clients. In addition, AM's proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.


The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee (the "GPVSC"). These guidelines were developed to provide AM with a comprehensive list of recommendations that represent how AM will generally vote proxies for its clients. The recommendations derived from the application of these guidelines are not intended to influence the various AM legal entities either directly or indirectly by parent or affiliated companies. In addition, the organizational structures and documents of the various AM legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company. This applies in particular to non-US fund management companies. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the Management/Boards of these AM legal entities.


2.   AM'S PROXY VOTING RESPONSIBILITIES


Proxy votes are the property of AM's advisory clients./1 /As such, AM's authority and responsibility to vote such proxies depend upon its contractual relationships with its clients or other delegated authority. AM has delegated responsibility for effecting its advisory clients' proxy votes to Institutional Shareholder Services ("ISS"), an independent third-party proxy voting specialist. ISS votes AM's advisory clients' proxies in accordance with AM's proxy guidelines or AM's specific instructions. Where a client has given specific instructions as to how a proxy should be voted, AM will notify ISS to carry out those instructions. Where no specific instruction exists, AM will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct AM to have ISS vote their proxies in accordance with Taft Hartley Voting Guidelines.


Clients may in certain instances contract with their custodial agent and notify AM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice. To the extent a security is out on loan and AM determines that a proxy vote (or other shareholder action) is materially important to the client's account, AM may request that the agent recall the security prior to the record date to allow AM to vote the securities.
---------

/1/ For purposes of this document, "clients" refers to persons or entities: (i) for which AM serves as investment adviser or sub-adviser; (ii) for which AM votes proxies; and (iii) that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.


3.   POLICIES


3.1. PROXY VOTING ACTIVITIES ARE CONDUCTED IN THE BEST ECONOMIC INTEREST OF CLIENTS

AM has adopted the following Policies and Guidelines to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AM in good faith after appropriate review.


3.2. THE GLOBAL PROXY VOTING SUB-COMMITTEE

The GPVSC is an internal working group established by the applicable AM's Investment Risk Oversight Committee pursuant to a written charter. The GPVSC is responsible for overseeing AM's proxy voting activities, including:

(i) Adopting, monitoring and updating guidelines, attached as Attachment A (the "Guidelines"), that provide how AM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;


(ii) Voting proxies where (i) the issues are not covered by specific client instruction or the Guidelines; (ii) the Guidelines specify that the issues are to be determined on a case-by-case basis; or
           (iii) where an exception to the Guidelines may be in the best economic interest of AM's clients; and


(iii) Monitoring Proxy Vendor Oversight's proxy voting activities (see below).


AM's Proxy Vendor Oversight, a function of AM's Operations Group, is responsible for coordinating with ISS to administer AM's proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS' proxy responsibilities in this regard.


3.3  AVAILABILITY OF PROXY VOTING POLICY AND GUIDELINES AND PROXY VOTING RECORD

Copies of this Policy, as it may be updated from time to time, is made available to clients as required by law and otherwise at AM's discretion. Clients may also obtain information on how their proxies were voted by AM as required by law and otherwise at AM's discretion. Note, however, that AM must not selectively disclose its investment company clients' proxy voting records. Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies' proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company's proxy voting record for the 12-month periods ending June 30 (see
Section 5, below), if so required by relevant law.


4.   PROCEDURES


The key aspects of AM's proxy voting process are delineated below.


4.1. THE GPVSC'S PROXY VOTING GUIDELINES

The Guidelines set forth the GPVSC's standard voting positions on a comprehensive list of common proxy voting matters. The GPVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.


The GPVSC will review the Guidelines as necessary to support the best economic interests of AM's clients and, in any event, at least annually. The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients. Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask GPVSC members whether anyone outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see Section 4.4) and will defer the approval, if possible. Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.


The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. Further, the manner in which AM votes investment company proxies may differ from proposals for which an AM-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS.

Funds ("Underlying Funds") in which Topiary Fund Management Fund of Funds (each, a "Fund") invest, may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure. In such event, the Underlying Funds may require approval/consent from its investors to effect the relevant changes. Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.


4.2. SPECIFIC PROXY VOTING DECISIONS MADE BY THE GPVSC

Proxy Vendor Oversight will refer to the GPVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.


Additionally, if Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a Portfolio Manager, a Research Analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or Proxy Vendor Oversight./2/


If Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.


The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC's voting determination.
---------

/2/ Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair. AM Portfolio Managers, AM Research Analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to AM portfolio managers and AM research analysts.


4.3. CERTAIN PROXY VOTES MAY NOT BE CAST

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies, or that it may not be feasible to vote certain proxies. If the conditions below are met with regard to a proxy proposal, AM will abstain from voting:


o  Neither the Guidelines nor specific client instructions cover an issue;


o  ISS does not make a recommendation on the issue; and


o The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client's best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-Committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).


In addition, it is AM's policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the GPVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.


4.4. CONFLICT OF INTEREST PROCEDURES


4.4.1. PROCEDURES TO ADDRESS CONFLICTS OF INTEREST AND IMPROPER INFLUENCE

Overriding Principle. In the limited circumstances where the GPVSC votes proxies,/3/ the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AM's clients./4/


Independence of the GPVSC. As a matter of Compliance policy, the GPVSC and Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank. Members of the GPVSC and the employee responsible for Proxy Vendor Oversight are employees of AM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division ("CIB"). Their compensation cannot be based upon their contribution to any business activity outside of AM without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division ("PCAM") regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of AM (and within AM only on a need to know basis).


Conflict Review Procedures. The "Conflicts of Interest Management Sub-Committee" within AM monitors for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC. Promptly upon a determination that a proxy vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee. The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered "material" to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC's decision on the particular vote at issue. GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review cannot be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard Guidelines.


The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding (i) AM client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; and (iii) any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AM advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with and shall be entitled to rely upon all applicable outside experts, including legal counsel.


Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions. If the Conflicts of Interest Management Sub-Committee determines that (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent; or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC Chair.


If notified that AM has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the affected clients, or (ii) in accordance with the standard Guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.
---------

/3/ As mentioned above, the GPVSC votes proxies where: (i) neither a specific client instruction nor a Guideline directs how the proxy should be voted,
   (ii) the Guidelines specify that an issue is to be determined on a case-by-case basis or (iii) voting in accordance with the Guidelines may not be in the best economic interests of clients.

/4/ Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.


Note: Any AM employee who becomes aware of a potential, material conflict of
-----
interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance. Compliance shall call a meeting of the Conflict Review Committee to evaluate such conflict and determine a recommended course of action.


Procedures to be followed by the GPVSC. At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.


The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any Director, officer, or employee outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AM advisory client, has: (i) requested that AM, Proxy Vendor Oversight (or any member thereof) or a GPVSC member vote a particular proxy in a certain manner; (ii) attempted to influence AM, Proxy Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a GPVSC member, or any other person participating or providing information to the GPVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub-Committee.


If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the GPVSC (i) whether anyone should be recused from the proxy voting process or (ii) whether AM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the effected clients. These inquiries and discussions will be properly reflected in the GPVSC's minutes.


Duty to Report. Any AM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AM advisory client to influence, how AM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.


Recusal of Members. The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or
(ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could affect their independent judgment, in respect of such vote. The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the GPVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining GPVSC members will determine how to vote the proxy in accordance with these Policy and Guidelines. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard Guidelines or will obtain instructions as to how to have the proxy voted from, if time permits, the effected clients and otherwise from ISS.


4.4.2. Investment Companies and Affiliated Public Companies


Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs AM to vote differently on a specific proxy or specific categories of proxies. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., "mirror" or "echo" voting). Master Fund proxies solicited from feeder Funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940 ("Investment Company Act").


Subject to participation agreements with certain Exchange Traded Funds ("ETFs") issuers that have received exemptive orders from the US Securities and Exchange Commission ("SEC") allowing investing Deutsche funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act, AM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.


Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, (e.g., Deutsche Bank itself), these proxies will be voted in the same proportion as the vote of other shareholders (i.e., "mirror" or "echo" voting).


Note: With respect to the Central Cash Management Fund (registered under the Investment Company Act), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund's best interest.


4.4.3. Other Procedures that Limit Conflicts of Interest


AM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including but not limited to:


o  Code of Business Conduct and Ethics - DB Group;


o  Conflicts of Interest Policy - DB Group;


o  Information Sharing Procedures - AWM, GTB & CB&S;


o  Code of Ethics - AWM; and


o  Code of Professional Conduct - US.


The GPVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the GPVSC (or, its members) would be involved in, aware of, or influenced by an actual or apparent conflict of interest.

All impacted business units are required to adopt, implement, and maintain procedures to ensure compliance with these Policies and Guidelines. At a minimum, such procedures must: (i) assign roles and responsibilities for carrying out the procedures, including responsibility for periodically updating the procedures; (ii) identify clear escalation paths for identified breaches of the procedures; and (iii) for non-dedicated procedures (i.e., desk manuals), contain a legend or table mapping the procedures to this Section (e.g., cross-referencing Section or page numbers).


5.   RECORDKEEPING


At a minimum, the following records must be properly maintained and readily accessible in order to evidence compliance with this Policy.


o AM will maintain a record of each proxy vote cast by AM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted.


o Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

     - The proxy statement (and any additional solicitation materials) and relevant portions of annual statements.


   - Any additional information considered in the voting process that may be obtained from an issuing company, its agents, or proxy research firms.

     - Analyst worksheets created for stock option plan and share increase analyses; and

     -  Proxy Edge print-screen of actual vote election.


o AM will (i) retain this Policy and the Guidelines; (ii) will maintain records of client requests for proxy voting information; and (iii) will retain any documents Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.


o The GPVSC also will create and maintain appropriate records documenting its compliance with this Policy, including records of its deliberations and decisions regarding conflicts of interest and their resolution.


o With respect to AM's investment company clients, ISS will create and maintain records of each company's proxy voting record for the 12-month periods ending June 30. AM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

     -  The name of the issuer of the portfolio security;


   - The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

   - The Council on Uniform Securities Identification Procedures ("CUSIP") number for the portfolio security (if the number is available through reasonably practicable means);

     -  The shareholder meeting date;

     -  A brief identification of the matter voted on;

     -  Whether the matter was proposed by the issuer or by a security holder;

     -  Whether the company cast its vote on the matter;

   - How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of Directors); and

     -  Whether the company cast its vote for or against Management.

Note: This list is intended to provide guidance only in terms of the records
-----
that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the Archiving and Record Retention Policy - Deutsche Bank Group and applicable policies and procedures thereunder.


With respect to electronically stored records, "properly maintained" is defined as complete, authentic (unalterable), usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AM office.


6.   THE GPVSC'S OVERSIGHT ROLE

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC monitors the proxy voting process by reviewing summary proxy information presented by ISS. The GPVSC uses this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and is documented in the GPVSC's minutes.


                 ATTACHMENT A - GLOBAL PROXY VOTING GUIDELINES


                           DEUTSCHE ASSET MANAGEMENT


                         GLOBAL PROXY VOTING GUIDELINES


                              AS AMENDED JULY 2016

                               [GRAPHIC OMITTED]

TABLE OF CONTENTS


I.           BOARD OF DIRECTORS AND EXECUTIVES
       A.    Election of Directors
       B.    Classified Boards of Directors
       C.    Board and Committee Independence
       D.    Liability and Indemnification of Directors
       E.    Qualification of Directors
       F.    Removal of Directors and Filling of Vacancies
       G.    Proposals to Fix the Size of the Board
       H.    Proposals to Restrict Chief Executive Officer's
             Service on Multiple Boards
       I.    Proposals to Restrict Supervisory Board
             Members Service on Multiple Boards
       J.    Proposals to Establish Audit Committees (For
             FFT and US Securities)
II.          CAPITAL STRUCTURE
       A.    Authorization of Additional Shares
       B.    Authorization of "Blank Check" Preferred Stock
       C.    Stock Splits/Reverse Stock Splits
       D.    Dual Class/Supervoting Stock
       E.    Large Block Issuance
       F.    Recapitalization into a Single Class of Stock
       G.    Share Repurchases
       H.    Reductions in Par Value
III.         CORPORATE GOVERNANCE ISSUES
       A.    Confidential Voting
       B.    Cumulative Voting
       C.    Supermajority Voting Requirements
       D.    Shareholder Right to Vote
IV.          COMPENSATION
       A.    Establishment of a Remuneration Committee
             (For US Securities)
       B.    Executive and Director Stock Option Plans
       C.    Employee Stock Option/Purchase Plans
       D.    Golden Parachutes
       E.    Proposals to Limit Benefits or Executive
             Compensation
       F.    Option Expensing
       G.    Management Board Election and Motion
       H.    Remuneration (Variable Pay)
       I.    Long-Term Incentive Plans
       J.    Shareholder Proposals Concerning "Pay For
             Superior Performance"
       K.    Executive Compensation Advisory
       L.    Advisory Votes on Executive Compensation
V.           ANTI-TAKEOVER RELATED ISSUES
       A.    Shareholder Rights Plans ("Poison Pills")
       B.    Reincorporation
       C.    Fair-Price Proposals
       D.    Exemption From State Takeover Laws

        E.    Non-Financial Effects of Takeover Bids
VI.           MERGERS & ACQUISITIONS
VII.          ENVIRONMENTAL, SOCIAL & GOVERNANCE ISSUES
        A.    Principles for Responsible Investment
        B.    ESG Issues
        C.    Labor and Human Rights
        D.    Diversity and Equality
        E.    Health and Safety
        F.    Government/Military
        G.    Tobacco
VIII.         MISCELLANEOUS ITEMS
        A.    Ratification of Auditors
        B.    Limitation of Non-Audit Services Provided by
              Independent Auditor
        C.    Audit Firm Rotation
        D.    Transaction of Other Business
        E.    Motions to Adjourn the Meeting
        F.    Bundled Proposals
        G.    Change of Company Name
        H.    Proposals Related to the Annual Meeting
        I.    Reimbursement of Expenses Incurred from
              Candidate Nomination
        J.    Investment Company Proxies
        K.    International Proxy Voting

These Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.


Note: Because of the unique structure and regulatory scheme applicable to
----
closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies. As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.


I.   BOARD OF DIRECTORS AND EXECUTIVES


A.   ELECTION OF DIRECTORS

Routine: AM Policy is to vote "for" the uncontested election of Directors. Votes for a Director in an uncontested election will be withheld in cases where a Director has shown an inability to perform his/her duties in the best interests of the shareholders.


Proxy contest: In a proxy contest involving election of Directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of Directors. AM will incorporate the decisions of a third party proxy research vendor, currently Institutional Shareholder Services ("ISS") subject to review by the Global Proxy Voting Sub-Committee ("GPVSC") as set forth in the AM's Proxy Voting Policy and Guidelines. AM will incorporate where applicable the recommendation of ISS based on ISS' consideration of the following factors:


o  Long-term financial performance of the company relative to its industry;


o  Management's track record;


o  Background to the contested election;


o  Nominee qualifications and any compensatory arrangements;


o Strategic plan of dissident slate and quality of the critique against management;


o Likelihood that the proposed goals and objectives can be achieved (both slates); and


o  Stock ownership positions.


In the case of candidates nominated pursuant to proxy access, AM policy is to vote case-by-case considering any applicable factors listed above, including additional factors and any recommendations of a third party proxy research vendor, currently ISS, which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than Board seats).


Rationale: The large majority of corporate Directors fulfill their fiduciary
---------
obligation and in most cases support for Management's nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.


B.   CLASSIFIED BOARDS OF DIRECTORS

AM policy is to vote against proposals to classify the Board and for proposals to repeal classified Boards and elect Directors annually.


Rationale: Directors should be held accountable on an annual basis. By
---------
entrenching the incumbent Board, a classified Board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

C.   BOARD AND COMMITTEE INDEPENDENCE

AM policy is to vote:


1. "For" proposals that require that a certain percentage (majority up to 66 2/3%) of members of a Board of Directors be comprised of independent or unaffiliated Directors.


2. "For" proposals that require all members of a company's compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated Directors.


3. "Against" shareholder proposals to require the addition of special interest, or constituency, representatives to Boards of Directors.


4. "For" separation of the Chairman and CEO positions.


5. "Against" proposals that require a company to appoint a Chairman who is an independent Director.


Rationale: Board independence is a cornerstone of effective governance and
---------
accountability. A Board that is sufficiently independent from Management assures that shareholders' interests are adequately represented. However, the Chairman of the Board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.


No Director qualifies as "independent" unless the Board of Directors affirmatively determines that the Director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).


Whether a Director is in fact not "independent" will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.


D.   LIABILITY AND INDEMNIFICATION OF DIRECTORS

AM policy is to vote "for" Management proposals to limit Directors' liability and to broaden the indemnification of Directors, unless broader indemnification or limitations on Directors' liability would affect shareholders' interests in pending litigation.


Rationale: While shareholders want Directors and officers to be responsible for
---------
their actions, it is not in the best interests of the shareholders for them to be too risk averse. If the risk of personal liability is too great, companies may not be able to find capable Directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.


E.   QUALIFICATION OF DIRECTORS

AM policy is to follow Management's recommended vote on either Management or shareholder proposals that set retirement ages for Directors or require specific levels of stock ownership by Directors.


Rationale: As a general rule, the Board of Directors, and not the shareholders,
---------
is most qualified to establish qualification policies.


F.   REMOVAL OF DIRECTORS AND FILLING OF VACANCIES

AM policy is to vote "against" proposals that include provisions that Directors may be removed only for cause or proposals that include provisions that only continuing Directors may fill Board vacancies.


Rationale: Differing state statutes permit removal of Directors with or without cause. Removal of Directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove Directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent Directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the Board until the next regular election.


G.   PROPOSALS TO FIX THE SIZE OF THE BOARD

AM policy is to vote:


1. "For" proposals to fix the size of the Board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.


2. "Against" proposals allowing Management to fix the size of the Board without shareholder approval.


Rationale: Absent danger of anti-takeover use, companies should be granted a
---------
reasonable amount of flexibility in fixing the size of its Board.


H.   PROPOSALS TO RESTRICT CHIEF EXECUTIVE OFFICER'S SERVICE ON MULTIPLE BOARDS

AM policy is to vote "for" proposals to restrict a Chief Executive Officer from serving on more than three outside Boards of Directors.


Rationale: Chief Executive Officer must have sufficient time to ensure that
---------
shareholders' interests are represented adequately.


Note: A Director's service on multiple closed-end fund Boards within a fund
----
complex are treated as service on a single Board for the purpose of the proxy voting guidelines.


I.   PROPOSALS TO RESTRICT SUPERVISORY BOARD MEMBERS SERVICE ON MULTIPLE BOARDS

AM policy is to vote "for" proposals to restrict a Supervisory Board Member from serving on more than five Supervisory Boards.


Rationale: We consider a strong, independent and knowledgeable Supervisory
---------
Board as important counter-balance to executive Management to ensure that the interests of shareholders are fully reflected by the company.


Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the Supervisory Board controlling their company.


Supervisory Board Members must have sufficient time to ensure that shareholders' interests are represented adequately.


Note: A Director's service on multiple closed-end fund Boards within a fund
----
complex are treated as service on a single Board for the purpose of the proxy voting guidelines


J.   PROPOSALS TO ESTABLISH AUDIT COMMITTEES

AM policy is to vote "for" proposals that require the establishment of Audit Committees.


Rationale: The Audit Committee should deal with accounting and risk management
---------
related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.

II.  CAPITAL STRUCTURE


A.   AUTHORIZATION OF ADDITIONAL SHARES

AM policy is to vote "for" proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion US dollars).


Rationale: While companies need an adequate number of shares in order to carry
---------
on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.


B.   AUTHORIZATION OF "BLANK CHECK" PREFERRED STOCK

AM policy is to vote:


1. "Against" proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.


2. "For" proposals mandating shareholder approval of blank check stock placement.


Rationale: Shareholders should be permitted to monitor the issuance of classes
---------
of preferred stock in which the Board of Directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.


C.   STOCK SPLITS / REVERSE STOCK SPLITS

AM policy is to vote "for" stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast "for" a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases.


Rationale: Generally, stock splits do not detrimentally affect shareholders.
---------
Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.


D.   DUAL CLASS/SUPERVOTING STOCK

AM policy is to vote "against" proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.


Rationale: The "one share, one vote" principal ensures that no shareholder
---------
maintains a voting interest exceeding their equity interest in the company.


E.   LARGE BLOCK ISSUANCE

AM policy is to address large block issuances of stock on a case-by-case basis based on the nature of the issuance and incorporating the recommendation of ISS as stated below subject to review by the GPVSC as set forth in AM's Proxy Voting Policy and Guidelines:


For general Issuances, in general AM policy is to:

o Vote for issuance authorities with pre-emptive rights to a maximum of 100 percent over currently issued capital and as long as the share issuance authorities' periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands); and


o Vote for issuance authorities without pre-emptive rights to a maximum of 20 percent (or a lower limit if local market best practice recommendations provide) of currently issued capital as long as the share issuance authorities' periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands).


For French companies, AM policy is to:


o Vote for general issuance requests with pre-emptive rights, or without pre-emptive rights but with a binding "priority right," for a maximum of 50 percent over currently issued capital; and


o Generally vote for general authorities to issue shares without pre-emptive rights up to a maximum of 10 percent of share capital. When companies are listed on a regulated market, the maximum discount on share issuance price proposed in the resolution must, in addition, comply with the legal discount (i.e., a maximum of 5 percent discount to the share listing price) for a vote for to be warranted.


For specific issuances, in general AM policy is to:


o Vote on a case-by-case basis on all requests, with or without pre-emptive rights, incorporating where applicable the recommendation of ISS.


o Additionally, AM supports proposals requiring shareholder approval of large block issuances.


Rationale: Stock issuances must be reviewed in light of the business
---------
circumstances leading to the request and the potential impact on shareholder value.


F.   RECAPITALIZATION INTO A SINGLE CLASS OF STOCK

AM policy is to vote "for" recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.


Rationale: Consolidation of multiple classes of stock is a business decision
---------
that may be left to the Board and/or Management if there is no adverse effect on shareholders.


G.   SHARE REPURCHASES

AM policy is to vote "for" share repurchase plans provided all shareholders are able to participate on equal terms.


Rationale: Buybacks are generally considered beneficial to shareholders because
---------
they tend to increase returns to the remaining shareholders.


H.   REDUCTIONS IN PAR VALUE

AM policy is to vote "for" proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility).


Rationale: Usually, adjustments to par value are a routine financial decision
---------
with no substantial impact on shareholders.

III. CORPORATE GOVERNANCE ISSUES


A.   CONFIDENTIAL VOTING

AM policy is to vote "for" proposals to provide for confidential voting and independent tabulation of voting results and to vote "against" proposals to repeal such provisions.


Rationale: Confidential voting protects the privacy rights of all shareholders.
---------
This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing Management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to Management.


B.   CUMULATIVE VOTING

AM policy is to vote "against" shareholder proposals requesting cumulative voting and "for" Management proposals to eliminate it. The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast "against" cumulative voting and "for" proposals to eliminate it if:


a) The company has a five year return on investment greater than the relevant industry index,


b) All Directors and executive officers as a group beneficially own less than 10% of the outstanding stock, and


c) No shareholder (or voting block) beneficially owns 15% or more of the company.


Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.


Rationale: Cumulative voting is a tool that should be used to ensure that
---------
holders of a significant number of shares may have Board representation; however, the presence of other safeguards may make their use unnecessary.


C.   SUPERMAJORITY VOTING REQUIREMENTS

AM policy is to vote "against" Management proposals to require a supermajority vote to amend the charter or by-laws and to vote "for" shareholder proposals to modify or rescind existing supermajority requirements.


* Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.


Rationale: Supermajority voting provisions violate the democratic principle
---------
that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for Management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.


D.   SHAREHOLDER RIGHT TO VOTE

AM policy is to vote "against" proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. AM Policy is to vote "for" proposals that remove such restrictions.


Rationale: Any reasonable means whereby shareholders can make their views known
---------
to Management or affect the governance process should be supported.

IV.  COMPENSATION

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the Board of Directors and/or the compensation committee, and its policy is not to second-guess the Board's award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank's criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.


A.   ESTABLISHMENT OF A REMUNERATION COMMITTEE

AM policy is to vote "for" proposals that require the establishment of a Remuneration Committee.


Rationale: Corporations should disclose in each annual report or proxy
----------
statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.


The Remuneration Committee shall not comprise any Board members and should be sensitive to the wider scene on executive pay. It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.


B.   EXECUTIVE AND DIRECTOR STOCK OPTION PLANS

AM policy is to vote "for" stock option plans that meet the following criteria:


o The resulting dilution of existing shares is less than (a) 15% of outstanding shares for large capital corporations; or (b) 20% of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion US dollars).


o The transfer of equity resulting from granting options at less than fair market value ("FMV") is no greater than 3% of the over-all market capitalization of large capital corporations or 5% of market cap for small-mid capital companies.


o The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced, the company does not have a history of repricing options.


o  The plan does not grant options on super-voting stock.


AM will support performance-based option proposals as long as (a) they do not mandate that all options granted by the company must be performance based; and
(b) only certain high-level executives are subject to receive the performance based options.


AM will support proposals to eliminate the payment of outside Director pensions.


Rationale: Determining the cost to the company and to shareholders of
----------
stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

C.   EMPLOYEE STOCK OPTION/PURCHASE PLANS

AM policy is to vote for employee stock purchase plans ("ESPPs") when the plan complies with Internal Revenue Code Section 423, allowing non-Management employees to purchase stock at 85% of FMV.


AM policy is to vote "for" employee stock option plans ("ESOPs") provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and Director option plans.


Rationale: ESOPs and ESPPs encourage rank-and-file employees to acquire an
----------
ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.


D.   GOLDEN PARACHUTES

AM policy is to vote "for" proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. AM Policy is to vote "against" more restrictive shareholder proposals to limit golden parachutes.


Rationale: In setting a reasonable limitation, AM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.


E.   PROPOSALS TO LIMIT BENEFITS OR EXECUTIVE COMPENSATION

AM policy is to vote "against"


o  Proposals to limit benefits, pensions or compensation and


o Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission ("SEC") regulations.


Rationale: Levels of compensation and benefits are generally considered to be
---------
day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.


F.   OPTION EXPENSING

AM policy is to support proposals requesting companies to expense stock options.


Rationale: Although companies can choose to expense options voluntarily, the
---------
Financial Accounting Standards Board ("FASB") does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, AM agrees that their value should not be ignored and treated as "no cost" compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.


G.   MANAGEMENT BOARD ELECTION AND MOTION

AM policy is to vote "against":


o The election of Board members with positions on either Remuneration or Audit Committees;


o The election of Supervisory Board members with too many Supervisory Board mandates; and


o  "Automatic" election of former Board members into the Supervisory Board.

Rationale: Management as an entity, and each of its members, are responsible
----------
for all actions of the company, and are - subject to applicable laws and regulations - accountable to the shareholders as a whole for their actions.


Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.


H.   REMUNERATION (VARIABLE PAY)


EXECUTIVE REMUNERATION FOR MANAGEMENT BOARD

AM policy is to vote "for" Management Board remuneration that is transparent and linked to results.


Rationale: Executive compensation should motivate Management and align the
---------
interests of Management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.


Shareholder interests are normally best served when Management is remunerated to optimize long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.


Interests should generally also be correctly aligned when Management own shares in the company - even more so if these shares represent a substantial portion of their own wealth.


Its disclosure shall differentiate between fixed pay, variable (performance related) pay and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.


EXECUTIVE REMUNERATION FOR SUPERVISORY BOARD

AM policy is to vote "for" remuneration for Supervisory Board that is at least 50% in fixed form.


Rationale: It would normally be preferable if performance linked compensation
---------
were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.


I.   LONG-TERM INCENTIVE PLANS

AM policy is to vote "for" long-term incentive plans for members of Management Boards that reward for above average company performance.


Rationale: Incentive plans will normally be supported if they:
---------


o Directly align the interests of members of Management Boards with those of shareholders;


o Establish challenging performance criteria to reward only above average performance;


o Measure performance by total shareholder return in relation to the market or a range of comparable companies;


o Are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods; and


o  Do not allow a repricing of the exercise price in stock option plans.

J.   SHAREHOLDER PROPOSALS CONCERNING "PAY FOR SUPERIOR PERFORMANCE"

AM policy is to vote on a case-by-case basis on shareholder proposals that request the Board establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives, incorporating where applicable the recommendations of ISS, subject to review by the GPVSC as set forth in AM's Proxy Voting Policy and Guidelines, based on ISS' consideration of the following factors:


o What aspects of the company's annual and long-term equity incentive programs are performance driven?


o If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?


o Can shareholders assess the correlation between pay and performance based on the current disclosure?


o What type of industry and stage of business cycle does the company belong to?


These proposals generally include the following principles:


o Set compensation targets for the plan's annual and long-term incentive pay components at or below the peer group median;


o Deliver a majority of the plan's target long-term compensation through performance-vested, not simply time-vested, equity awards;


o Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;


o Establish performance targets for each plan financial metric relative to the performance of the company's peer companies; and


o Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company's performance on its selected financial performance metrics exceeds peer group median performance.


Rationale: While AM agrees that compensation issues are better left to the
---------
discretion of Management, there remains the need to monitor for excessive compensation practices on a case-by-case basis. If, after a review of the ISS metrics, AM is comfortable with ISS's applying this calculation and will vote according to their recommendation.


K.   EXECUTIVE COMPENSATION ADVISORY

AM policy is to follow Management's recommended vote on shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company's named executive officers ("NEOs") on an annual basis.


Rationale: AM believes that controls exist within senior Management and
---------
corporate compensation committees, ensuring fair compensation to executives. This might allow shareholders to require approval for all levels of Management's compensation.


L.   ADVISORY VOTES ON EXECUTIVE COMPENSATION

AM policy is to vote on a case-by-case basis on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation, including recommendations by ISS where applicable, subject to review by the GPVSC as set forth in AM's Proxy Voting Policy and Guidelines.


AM policy is to vote against Advisory Votes on Executive Compensation (Management Say-on-Pay - MSOP) if:


o There is a significant misalignment between CEO pay and company performance (pay for performance);

o  The company maintains significant problematic pay practices; or


o The Board exhibits a significant level of poor communication and responsiveness to shareholders.


PRIMARY EVALUATION FACTORS FOR EXECUTIVE PAY


Pay-for-Performance Evaluation


AM will consider the pay-for-performance analysis conducted annually by an independent third party, currently ISS, to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices, AM considers the following based on ISS' analysis:


1. Peer Group Alignment:


o The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.


o  The multiple of the CEO's total pay relative to the peer group median.


2. Absolute Alignment - the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years - i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.


If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, AM may consider any of the following qualitative factors as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:


o  The ratio of performance- to time-based equity awards;


o  The overall ratio of performance-based compensation;


o  The completeness of disclosure and rigor of performance goals;


o  The company's peer group benchmarking practices;


o Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;


o Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);


o  Realizable pay compared to grant pay; and


o  Any other factors deemed relevant.


Problematic Pay Practices


AM's policy is to defer to ISS' recommendation regarding executive compensation practices that contravene the global pay principles considered by ISS in evaluating executive pay and practices, including:


o Problematic practices related to non-performance-based compensation elements;


o  Incentives that may motivate excessive risk-taking; and

o  Options Backdating.


Problematic Pay Practices related to Non-Performance-Based Compensation
Elements


AM's policy is, in general, to evaluate pay elements that are not directly based on performance on a case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. AM will defer to ISS' analysis of specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in AM's overall consideration and may result in adverse vote recommendations:


o Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);


o Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;


o  New or extended agreements that provide for:
o CIC payments exceeding 3 times base salary and average/target/most recent bonus;
o CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);
o CIC payments with excise tax gross-ups (including "modified" gross-ups); and


o Insufficient executive compensation disclosure by externally- managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI's executives is not possible.


Incentives that may Motivate Excessive Risk-Taking


o  Multi-year guaranteed bonuses;


o  A single or common performance metric used for short- and long-term plans;


o  Lucrative severance packages;


o  High pay opportunities relative to industry peers;


o  Disproportionate supplemental pensions; or


o Mega annual equity grants that provide unlimited upside with no downside risk.


Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.


Options Backdating


AM's policy is to examine the following factors case-by-case to allow for distinctions to be made between "sloppy" plan administration versus deliberate action or fraud:


o Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;


o  Duration of options backdating;


o  Size of restatement due to options backdating;


o Corrective actions taken by the Board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

o Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.


AM may rely on ISS's analysis of the foregoing and may defer to ISS's recommendation subject to review by the GPVSC.


Rationale: While AM agrees that compensation issues are better left to the discretion of Management, there remains a need to take action on this nonbinding proposal if excessive compensation practices exist.


M.   FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION

AM policy is to vote "for" annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.


Rationale: AM believes that annual advisory vote gives shareholders the
----------
opportunity to express any compensation concerns to the Executive Compensation proposal which is an advisory voting.


V.   ANTI-TAKEOVER RELATED ISSUES


A.   SHAREHOLDER RIGHTS PLANS ("POISON PILLS")

AM policy is to vote "for" proposals to require shareholder ratification of poison pills or that request Boards to redeem poison pills, and to vote "against" the adoption of poison pills if they are submitted for shareholder ratification.


Rationale: Poison pills are the most prevalent form of corporate takeover
----------
defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.


B.   REINCORPORATION

AM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on:


Differences in state law between the existing state of incorporation and the proposed state of incorporation; and


Differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights.


If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder's interests and a vote cast "against."


Rationale: Reincorporations can be properly analyzed only by looking at the
---------
advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.


C.   FAIR-PRICE PROPOSALS

AM policy is to vote "for" Management fair-price proposals, provided that:


o  The proposal applies only to two-tier offers;


o The proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares;


o The supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; and


o The proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.

A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.


Rationale: While fair price provisions may be used as anti-takeover devices, if
---------
adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.


D.   EXEMPTION FROM STATE TAKEOVER LAWS

AM policy is to vote "for" shareholder proposals to opt out of state takeover laws and to vote "against" Management proposals requesting to opt out of state takeover laws.


Rationale: Control share statutes, enacted at the state level, may harm
---------
long-term share value by entrenching Management. They also unfairly deny certain shares their inherent voting rights.


E.   NON-FINANCIAL EFFECTS OF TAKEOVER BIDS

Policy is to vote "against" shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.


Rationale: Non-financial effects may often be subjective and are secondary to
---------
AM's stated purpose of acting in its client's best economic interest.


VI.  MERGERS & ACQUISITIONS


EVALUATION OF MERGERS, ACQUISITIONS AND OTHER SPECIAL CORPORATE TRANSACTIONS (I.E., TAKEOVERS, SPIN-OFFS, SALES OF ASSETS, REORGANIZATIONS, RESTRUCTURINGS, AND RECAPITALIZATIONS) ARE PERFORMED ON A CASE-BY-CASE BASIS, INCLUDING CONSIDERATION OF ISS'S ANALYSIS AND RECOMMENDATIONS WHERE APPLICABLE, SUBJECT TO REVIEW BY THE GPVSC. AM POLICY IS TO REVIEW AND EVALUATE THE MERITS AND DRAWBACKS OF THE PROPOSED TRANSACTION, BALANCING VARIOUS AND SOMETIMES COUNTERVAILING FACTORS INCLUDING:


o Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.


o Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.


o Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.


o Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.


o Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

o Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Additional resources including portfolio management and research analysts may be considered as set forth in AM's policies and procedures.


VII. ENVIRONMENTAL, SOCIAL AND GOVERNANCE ISSUES

Environmental, social and governance issues (ESG) are becoming increasingly important to corporate success. We incorporate ESG considerations into both our investment decisions and our proxy voting decisions - particularly if the financial performance of the company could be impacted. Companies or states that seriously contravene internationally accepted ethical principles will be subject to heightened scrutiny.


A.   PRINCIPLES FOR RESPONSIBLE INVESTMENT

AM policy is to actively engage with companies on ESG issues and participate in ESG initiatives. In this context, AM (a) votes "for" increased disclosure on ESG issues; (b) is willing to participate in the development of policy, regulation, and standard setting (such as promoting and protecting shareholder rights); (c) could support shareholder initiatives and also file shareholder resolutions with long term ESG considerations and improved ESG disclosure, when applicable; (d) could support standardized ESG reporting and issues to be integrated within annual financial reports; and (e) on a case-by-case basis, will generally follow Management's recommended vote on other matters related to ESG issues.


Rationale: ESG issues can affect the performance of investment portfolios (to
---------
varying degrees across companies, sectors, regions, asset classes and through time).


B.   ESG ISSUES

AM policy is to vote in line with the Coalition for Environmentally Responsible Economies ("CERES") recommendation on Environmental matters contained in the CERES Principles and the recommendations on social and sustainability issues not specifically addressed elsewhere in these Guidelines. AM will rely on ISS to identify shareholder proposals addressing CERES Principles and proxies will be voted in accordance with ISS' predetermined voting guidelines on CERES Principles. AM policy is to generally vote for social and environmental shareholder proposals that promote good corporate citizens while enhancing long-term shareholder and stakeholder value. AM policy is to vote for disclosure reports that seek additional information particularly when it appears companies have not adequately addressed shareholders' social, workforce, and environmental concerns. In determining vote recommendations on shareholder social, workforce, and environmental proposals, AM may defer to ISS' analysis and recommendation based on consideration of the following factors:


o  Whether the proposal itself is well framed and reasonable;


o Whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;


o Whether the company's analysis and voting recommendation to shareholders is persuasive;


o The degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;


o Whether the subject of the proposal is best left to the discretion of the Board;


o Whether the issues presented in the proposal are best dealt with through legislation, government regulation, or company-specific action;


o The company's approach compared with its peers or any industry standard practices for addressing the issue(s) raised by the proposal;

o Whether the company has already responded in an appropriate or sufficient manner to the issue(s) raised in the proposal;


o If the proposal requests increased disclosure or greater transparency, whether or not sufficient information is publically available to shareholders and whether it would be unduly burdensome for the company to compile and avail the requested information to shareholders in a more comprehensive or amalgamated fashion; or


o Whether implementation of the proposal would achieve the objectives sought in the proposal.


In general, AM policy supports proposals that request the company to furnish information helpful to shareholders in evaluating the company's operations, based on ISS' analysis and recommendation. In order to be able to intelligently monitor their investments shareholders often need information best provided by the company in which they have invested. Requests to report such information will merit support. Requests to establish special committees of the Board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to shareholder relations, the environment, human rights, occupational health and safety, and executive compensation, will generally be supported, particularly when they appear to offer a potentially effective method for enhancing shareholder value. AM policy is to closely evaluate proposals that ask the company to cease certain actions that the proponent believes are harmful to society or some segment of society with special attention to the company's legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. AM policy supports shareholder proposals that improve the company's public image, and reduce exposure to liabilities.


Any matter that is to be voted on, consented to or approved by the voting members, may take place in person, telephonically or via other electronic means. In addition, voting members may act in writing, including without limitation, via e-mail.


Rationale: AM supports the CERES Principles and as such generally votes proxies
---------
in line with the CERES recommendation.


C.   LABOR AND HUMAN RIGHTS

AM policy is to vote "against" adopting global codes of conduct or workplace standards exceeding those mandated by law.


Rationale: Additional requirements beyond those mandated by law are deemed
---------
unnecessary and potentially burdensome to companies


D.   DIVERSITY AND EQUALITY

1. AM policy is to vote "against" shareholder proposals to force equal employment opportunity, affirmative action or Board diversity.


Rationale: Compliance with State and Federal legislation along with information
---------
made available through filings with the Equal Employment Opportunity Commission ("EEOC") provides sufficient assurance that companies act responsibly and make information public.


2. AM policy is also to vote "against" proposals to adopt the MacBride Principles. The MacBride Principles promote fair employment, specifically regarding religious discrimination.


Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of
---------
the MacBride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.


E.   HEALTH AND SAFETY

1. AM policy is to vote "against" adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies
---------
and should not be dictated by shareholders (particularly pursuant to an arbitrary formula). Disclosing pricing policies may also jeopardize a company's competitive position in the marketplace.


2. AM policy is to vote "against" shareholder proposals to control the use or labelling of and reporting on genetically engineered products.


Rationale: Additional requirements beyond those mandated by law are deemed
---------
unnecessary and potentially burdensome to companies.


F.   GOVERNMENT/MILITARY

1. AM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.


Rationale: Generally, Management is in a better position to determine what
---------
products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.


2. AM policy is to vote "against" shareholder proposals regarding political contributions and donations.


Rationale: The Board of Directors and Management, not shareholders, should
---------
evaluate and determine the recipients of any contributions made by the company.


3. AM policy is to vote "against" shareholder proposals regarding charitable contributions and donations.


Rationale: The Board of Directors and Management, not shareholders, should
---------
evaluate and determine the recipients of any contributions made by the company.


G.   TOBACCO

1. AM policy is to vote "against" shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as "against" requesting companies to report on the intentional manipulation of nicotine content.


Rationale: Where a tobacco company's actions meet the requirements of legal and
---------
industry standards, imposing additional burdens may detrimentally affect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.


2. Shareholder requests to spin-off or restructure tobacco businesses will be opposed.


Rationale: These decisions are more appropriately left to the Board and
---------
   Management, and not to shareholder mandate.


VIII. MISCELLANEOUS ITEMS


A.   RATIFICATION OF AUDITORS

AM policy is to vote "for" (a) the Management recommended selection of auditors and (b) proposals to require shareholder approval of auditors.


Rationale: Absent evidence that auditors have not performed their duties
---------
adequately, support for Management's nomination is warranted.

B.   LIMITATION OF NON-AUDIT SERVICES PROVIDED BY INDEPENDENT AUDITOR

AM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.


Rationale: In the wake of financial reporting problems and alleged audit
---------
failures at a number of companies, AM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.


C.   AUDIT FIRM ROTATION

AM policy is to vote against proposals seeking audit firm rotation.


Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be
---------
switched every five years, AM believes that rotation of the actual audit firm would be costly and disruptive.


D.   TRANSACTION OF OTHER BUSINESS

AM policy is to vote "against" transaction of other business proposals.


Rationale: This is a routine item to allow shareholders to raise other issues
---------
and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.


E.   MOTIONS TO ADJOURN THE MEETING

AM Policy is to vote "against" proposals to adjourn the meeting.


Rationale: Management may seek authority to adjourn the meeting if a favorable
---------
outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for Management to continue spending time and money to press shareholders for support.


F.   BUNDLED PROPOSALS

AM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.


Rationale: Shareholders should not be forced to "take the good with the bad" in
---------
cases where the proposals could reasonably have been submitted separately.


G.   CHANGE OF COMPANY NAME

AM policy is to support Management on proposals to change the company name.


Rationale: This is generally considered a business decision for a company.
---------


H.   PROPOSALS RELATED TO THE ANNUAL MEETING

AM Policy is to vote "for" Management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)


Rationale: These are considered routine administrative proposals.
---------

I.   REIMBURSEMENT OF EXPENSES INCURRED FROM CANDIDATE NOMINATION

AM policy is to follow Management's recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of Directors to the corporation's Board of Directors.


Rationale: Corporations should not be liable for costs associated with
---------
shareholder proposals for Directors.


J.   INVESTMENT COMPANY PROXIES

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940 ("Investment Company Act").


Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, AM could vote "for" staggered Boards of closed-end investment companies, although AM generally votes "against" staggered Boards for operating companies. Further, the manner in which AM votes investment company proxies may differ from proposals for which an AM-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.


Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the US Securities and Exchange Commission allowing investing Deutsche funds to exceed the limits set forth in
Section 12(d)(1)(A) and (B) of the Investment Company Act, AM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.


Note: With respect to the Central Cash Management Fund (registered under the
----
Investment Company Act), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund's best interest.


K.   INTERNATIONAL PROXY VOTING

The above guidelines pertain to issuers organized in the United States, Canada and Germany. Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.

                                     DEUTSCHE STATE TAX-FREE INCOME SERIES
                                           PART C. OTHER INFORMATION

  Item 28.       Exhibits
  ---- ---       --------

                   (a)           (1)       Amended and Restated Declaration of Trust dated June 2, 2008.
                                           (Incorporated by reference to Post-Effective Amendment No. 45 to the
                                           Registration Statement, as filed on November 26, 2008.)

                                 (2)       Amended and Restated Establishment and Designation of Series and
                                           Classes of Shares of Beneficial Interest, Without Par Value dated
                                           January 22, 2009.  (Incorporated by reference to Post-Effective
                                           Amendment No. 46 to the Registration Statement, as filed on October
                                           2, 2009.)

                                 (3)       Amended and Restated Establishment and Designation of Series and
                                           Classes of Shares of Beneficial Interest, Without Par Value dated
                                           January 12, 2011. (Incorporated by reference to Post-Effective
                                           Amendment No. 51 to the Registration Statement, as filed on May 18,
                                           2011.)

                                 (4)       Certification of Correction dated January 28, 2011. (Incorporated by reference to Post-Effective Amendment No. 51 to the Registration
                                           Statement, as filed on May 18, 2011.)

                                 (5)       Amendment of Amended and Restated Declaration of Trust, dated July 9,
                                           2014. (Incorporated by reference to Post-Effective Amendment No. 64 to the Registration Statement, as filed on July 29, 2014.)

                                 (6)       Amended and Restated Establishment and Designation of Series and
                                           Classes of Shares of Beneficial Interest, With $0.01 Par Value dated
                                           July 9, 2014. (Incorporated by reference to Post-Effective Amendment
                                           No. 64 to the Registration Statement, as filed on July 29, 2014.)

                                 (7)       Amended and Restated Establishment and Designation of Series and
                                           Classes of Shares of Beneficial Interest, Without Par Value dated
                                           March 6, 2015. (Incorporated by reference to Post-Effective Amendment
                                           No. 68 to the Registration Statement, as filed on July 29, 2015.)

                                 (8)       Amended and Restated Establishment and Designation of Series and
                                           Classes of Shares of Beneficial Interest, Without Par Value dated
                                           February 12, 2016. (Incorporated by reference to Post-Effective
                                           Amendment No. 72 to the Registration Statement, as filed on July 28,
                                           2016.)

                                 (9)       Amended and Restated Establishment and Designation of Series and
                                           Classes of Shares of Beneficial Interest, Without Par Value dated
                                           December 2, 2016. (Incorporated by reference to Post-Effective
                                           Amendment No. 76 to the Registration Statement, as filed on March 30,
                                           2017.)

                   (b)                     Amended and Restated Bylaws dated December 1, 2015. (Incorporated by reference to Post-Effective Amendment No. 70 to the Registration
                                           Statement, as filed on November 30, 2015.)

                                       3


                   (c)                     Instruments defining the rights of shareholders, including the relevant portions of: the Amended and Restated Declaration of Trust, dated June 2, 2008, as amended through December 2, 2016 (see Section
                                           5.2), and the Amended and Restated Bylaws, dated December 1, 2015
                                           (see Article 9). (Incorporated by reference to exhibits (a)(1)
                                           through (a)(9) and exhibit (b) to this Registration Statement.)

                   (d)                     Amended and Restated Investment Management Agreement between the
                                           Registrant, on behalf of DWS California Tax-Free Income Fund (now known as Deutsche California Tax-Free Income Fund) and Deutsche
                                           Investment Management Americas Inc., dated May 1, 2008; and between the Registrant, on behalf of DWS New York Tax-Free Income Fund (now known as Deutsche New York Tax-Free Income Fund) and Deutsche
                                           Investment Management Americas Inc., dated September 1, 2008; and
                                           between the Registrant, on behalf of DWS Massachusetts Tax-Free Fund
                                           (now known as Deutsche Massachusetts Tax-Free Fund) and Deutsche
                                           Investment Management Americas Inc., dated August 1, 2011.
                                           (Incorporated by reference to Post-Effective Amendment No. 52 to the
                                           Registration Statement, as filed on July 28, 2011.)

                   (e)           (1)       Master Distribution Agreement between the Registrant and DWS
                                           Investments Distributors, Inc. (now known as Deutsche AM
                                           Distributors, Inc.), dated January 13, 2010. (Incorporated by reference to Post-Effective Amendment No. 50 to the Registration
                                           Statement, as filed on November 30, 2010.)

                                 (2)       Appendix A, as amended December 12, 2016, to Master Distribution
                                           Agreement dated January 13, 2010. (Incorporated by reference to
                                           Post-Effective Amendment No. 76 to the Registration Statement, as
                                           filed on March 30, 2017.)

                                 (3)       Form of Selling Group Agreement. (Incorporated by reference to
                                           Post-Effective Amendment No. 76 to the Registration Statement, as
                                           filed on March 30, 2017.)

                   (f)                     Not applicable.

                   (g)           (1)       Master Custodian Agreement between the Registrant and State Street
                                           Bank and Trust Company dated November 17, 2008. (Incorporated by reference to Post-Effective Amendment No. 46 to the Registration
                                           Statement, as filed on October 2, 2009.)

                                 (2)       Amendment, effective as of January 20, 2017, to the Master Custodian
                                           Agreement dated November 17, 2008. (Incorporated by reference to
                                           Post-Effective Amendment No. 76 to the Registration Statement, as
                                           filed on March 30, 2017.)

                                 (3)       Appendix A, effective as of August 11, 2014, to Master Custodian
                                           Agreement dated November 17, 2008. (Incorporated by reference to
                                           Post-Effective Amendment No. 66 to the Registration Statement, as
                                           filed on November 26, 2014.)

                                       4


                   (h)           (1)       Agency Agreement, dated April 1, 2007, between the Registrant and DWS
                                           Scudder Investments Service Company (now known as Deutsche AM Service
                                           Company). (Incorporated by reference to Post-Effective Amendment No.
                                           44 to the Registration Statement, as filed on November 30, 2007.)

                                 (2)       Amendment No. 1, made as of July 13, 2016, to the Agency Agreement dated April 1, 2007. (Incorporated by reference to Post-Effective
                                           Amendment No. 74 to the Registration Statement, as filed on November
                                           29, 2016.)

                                 (3)       Amended & Restated Shareholder Services Agreement for Class A and
                                           Class C shares between the Registrant and DeAWM Distributors, Inc.
                                           (now known as Deutsche AM Distributors, Inc.) dated February 12,
                                           2016. (Incorporated by reference to Post-Effective Amendment No. 72 to the Registration Statement, as filed on July 28, 2016.)

                                 (4)       Letter of Indemnity to The Scudder Funds (Chicago Board) dated
                                           September 10, 2004. (Incorporated by reference to Post-Effective
                                           Amendment No. 39 to the Registration Statement, as filed on November
                                           2, 2004.)

                                 (5)       Letter of Indemnity to the Independent Directors/Trustees dated
                                           September 10, 2004. (Incorporated by reference to Post-Effective
                                           Amendment No. 39 to the Registration Statement, as filed on November
                                           2, 2004.)

                                 (6)       Letter of Indemnity to The Scudder Funds (Chicago Board) dated
                                           September 10, 2004. (Incorporated by reference to Post-Effective
                                           Amendment No. 39 to the Registration Statement, as filed on November
                                           2, 2004.)

                                 (7)       Amended and Restated Administrative Services Agreement between the
                                           Registrant, on behalf of Deutsche California Tax-Free Income Fund,
                                           Deutsche Massachusetts Tax-Free Fund, and Deutsche New York Tax-Free
                                           Income Fund, and Deutsche Investment Management Americas Inc., dated
                                           July 12, 2017. (Incorporated by reference to Post-Effective Amendment
                                           No. 78 to the Registration Statement, as filed on July 28, 2017.)

                                 (8)       Sub-Administration and Sub-Accounting Agreement among State Street
                                           Bank and Trust Company and Deutsche Investment Management Americas
                                           Inc., Scudder Fund Accounting Corporation, and Investment Company
                                           Capital Corp. dated April 1, 2003. (Incorporated by reference to
                                           Post-Effective Amendment No. 68 to the Registration Statement, as
                                           filed on July 29, 2015.)

                                 (9)       Amendment, effective as of January 20, 2017, to the
                                           Sub-Administration and Sub-Accounting Agreement dated April 1, 2003.
                                           (Filed herein.)

                                 (10)      Schedule A, dated as of August 11, 2014, to Sub-Administration and
                                           Sub-Accounting Agreement dated April 1, 2003. (Incorporated by reference to Post-Effective Amendment No. 68 to the Registration
                                           Statement, as filed on July 29, 2015.)

                                       5


                                 (11)      Form of Mutual Fund Rule 22c-2 Information Sharing Agreement among
                                           Registrant, Deutsche AM Distributors, Inc. and certain financial intermediaries. (Filed herein.)

                                 (12)      Form of Expense Limitation Agreement, dated October 1, 2007, between
                                           Registrant and Deutsche Investment Management Americas Inc. (Filed
                                           herein.)

                   (i)           (1)       Legal Opinion and Consent of Counsel with respect to Scudder
                                           California Tax-Free Income Fund (now known as Deutsche California
                                           Tax-Free Income Fund) and Scudder New York Tax-Free Income Fund (now
                                           known as Deutsche New York Tax-Free Income Fund). (Incorporated by
                                           reference to Post-Effective Amendment No. 37 to the Registration
                                           Statement, as filed on December 27, 2002.)

                                 (2)       Legal Opinion and Consent of Counsel with respect to DWS
                                           Massachusetts Tax-Free Fund (now known as Deutsche Massachusetts
                                           Tax-Free Fund). (Incorporated by reference to Post-Effective
                                           Amendment No. 52 to the Registration Statement, as filed on July 28,
                                           2011.)

                                 (3)       Legal Opinion and Consent of Counsel with respect to Class T shares of Deutsche California Tax-Free Income Fund, Deutsche Massachusetts
                                           Tax-Free Fund and Deutsche New York Tax-Free Income Fund.
                                           (Incorporated by reference to Post-Effective Amendment No. 76 to the
                                           Registration Statement, as filed on March 30, 2017.)

                   (j)                     Consent of Independent Registered Public Accounting Firm. (Filed
                                           herein.)

                   (k)                     Not applicable.

                   (l)                     Not applicable.

                   (m)           (1)       Rule 12b-1 Plan for Scudder New York Tax-Free Income Fund (now known as Deutsche New York Tax-Free Income Fund) - Class A shares, dated
                                           July 1, 2001. (Incorporated by reference to Post-Effective Amendment
                                           No. 66 to the Registration Statement, as filed on November 26, 2014.)

                                 (2)       Rule 12b-1 Plan for Deutsche New York Tax-Free Income Fund - Class T
                                           shares, dated December 2, 2016. (Incorporated by reference to
                                           Post-Effective Amendment No. 76 to the Registration Statement, as
                                           filed on March 30, 2017).

                                 (3)       Amended and Restated Rule 12b-1 Plan for Deutsche New York Tax-Free
                                           Income Fund - Class C shares, dated February 10, 2017. (Incorporated by reference to Post-Effective Amendment No. 76 to the Registration
                                           Statement, as filed on March 30, 2017.)

                                       6


                                 (4)       Rule 12b-1 Plan for Scudder California Tax-Free Income Fund (now
                                           known as Deutsche California Tax-Free Income Fund) - Class A shares, dated July 1, 2001. (Incorporated by reference to Post-Effective
                                           Amendment No. 36 to the Registration Statement, as filed on December
                                           28, 2001.)

                                 (5)       Rule 12b-1 Plan for Deutsche New York Tax-Free Income Fund - Class T
                                           shares, dated December 2, 2016. (Incorporated by reference to
                                           Post-Effective Amendment No. 76 to the Registration Statement, as
                                           filed on March 30, 2017).

                                 (6)       Amended and Restated Rule 12b-1 Plan for Deutsche California Tax-Free
                                           Income Fund - Class C shares, dated February 10, 2017. (Incorporated by reference to Post-Effective Amendment No. 76 to the Registration
                                           Statement, as filed on March 30, 2017.)

                                 (7)       Rule 12b-1 Plan for DWS Massachusetts Tax-Free Fund (now known as
                                           Deutsche Massachusetts Tax-Free Fund) - Class A shares, dated August
                                           1, 2011. (Incorporated by reference to Post-Effective Amendment No.
                                           52 to the Registration Statement, as filed on July 28, 2011.)

                                 (8)       Rule 12b-1 Plan for Deutsche Massachusetts Tax-Free Fund - Class T
                                           shares, dated December 2, 2016. (Incorporated by reference to
                                           Post-Effective Amendment No. 76 to the Registration Statement, as
                                           filed on March 30, 2017).

                                 (9)       Amended and Restated Rule 12b-1 Plan for Deutsche Massachusetts
                                           Tax-Free Fund - Class C shares, dated February 10, 2017.
                                           (Incorporated by reference to Post-Effective Amendment No. 76 to the
                                           Registration Statement, as filed on March 30, 2017.)

                   (n)                     Amended and Restated Multi-Distribution System Plan, pursuant to Rule
                                           18f-3, dated December 2, 2016. (Incorporated by reference to
                                           Post-Effective Amendment No. 76 to the Registration Statement, as
                                           filed on March 30, 2017.)

                   (o)                     Reserved.

                   (p)           (1)       Code of Ethics for Deutsche Asset Management and Deutsche Bank Wealth
                                           Management - U.S., dated April 27, 2017.  (Incorporated by reference to Post-Effective Amendment No. 78 to the Registration Statement, as
                                           filed on July 28, 2017.)

                                 (2)       Consolidated Fund Code of Ethics - All Funds, dated January 26, 2017.
                                           (Incorporated by reference to Post-Effective Amendment No. 76 to the
                                           Registration Statement, as filed on March 30, 2017.)


Item 29.         Persons Controlled By or Under Common Control with the Fund
---- ---         ------- ---------- -- -- ----- ------ ------- ---- --- ----

                 Not applicable.

Item 30.         Indemnification
---- ---         ---------------

                  Article IV of the Registrant's Amended and Restated Declaration of Trust ("Declaration of Trust") (Exhibit (a)(1) hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and Trustees under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940, as amended, (the "1940 Act") and its own terms, said Article of the Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                  Each of the Trustees who is not an "interested person" (as defined under the 1940 Act) of Registrant (a "Non-interested Trustee") has entered into an indemnification agreement with Registrant, which agreement provides that the Registrant shall indemnify the Non-interested Trustee against certain liabilities which such Trustee may incur while acting in the capacity as a trustee, officer or employee of the Registrant to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The indemnification agreement cannot be altered without the consent of the Non-interested Trustee and is not affected by amendment of the Amended and Restated Declaration of Trust. In addition, the indemnification agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses, more timely, efficient and certain. In accordance with Section 17(h) of the 1940 Act, the indemnification agreement does not protect a Non-interested Trustee against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                  The Registrant has purchased insurance policies insuring its officers and trustees against certain liabilities which such officers and trustees may incur while acting in such capacities and providing reimbursement to the Registrant for sums which it may be permitted or required to pay to its officers and trustees by way of indemnification against such liabilities, subject to certain deductibles.

                  On April 5, 2002, Zurich Scudder Investments, Inc. ("Scudder"), the investment advisor, now known as Deutsche Investment Management Americas Inc. ("DIMA"), was acquired by Deutsche Bank AG, not including certain U.K. Operations (the "Transaction"). In connection with the Trustees' evaluation of the Transaction, Deutsche Bank agreed to indemnify, defend and hold harmless Registrant and the trustees who were not "interested persons" of Scudder, Deutsche Bank or Registrant (the "Independent Trustees") for and against any liability and claims and expenses based upon or arising from, whether in whole or in part, or directly or indirectly, any untrue statement or alleged untrue statement of a material fact made to the Independent Trustees by Deutsche Bank in connection with the Independent Trustees' consideration of the Transaction, or any omission or alleged omission of a material fact necessary in order to make statements made, in light of the circumstances under which they were made, not misleading.

                  DIMA, the investment advisor, has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Registrant against any loss, damage, liability and expense, including, without limitation, the advancement and payment, as incurred, of reasonable fees and expenses of counsel (including counsel to the Registrant and counsel to the Non-interested Trustees) and consultants, whether retained by the Registrant or the Non-interested Trustees, and other customary costs and expenses incurred by the Registrant in connection with any litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Registrant ("Private Litigation and Enforcement Actions"). In the event that this indemnification is unavailable to the Registrant for any reason, then DIMA has agreed to contribute to the amount paid or payable by the Registrant as a result of any loss, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of DIMA and the Registrant with respect to the matters which resulted in such loss, damage, liability or expense, as well as any other relevant equitable considerations; provided, however, if no final determination is made in such action or proceeding as to the relative fault of DIMA and the Registrant, then DIMA shall pay the entire amount of such loss, damage, liability or expense.

                  In recognition of its undertaking to indemnify the Registrant, DIMA has also agreed, subject to applicable law and regulation, to indemnify and hold harmless each of the Non-interested Trustees against any and all loss, damage, liability and expense, including without limitation the advancement and payment as incurred of reasonable fees and expenses of counsel and consultants, and other customary costs and expenses incurred by the Non-interested Trustees, arising from the Private Litigation and Enforcement Actions, including without limitation:

                  1. all reasonable legal and other expenses incurred by the Non-interested Trustees in connection with the Private Litigation and Enforcement Actions, and any actions that may be threatened or commenced in the future by any person (including any governmental authority), arising from or similar to the matters alleged in the Private Litigation and Enforcement Actions, including without limitation expenses related to the defense of, service as a witness in, or monitoring of such proceedings or actions;

                  2. all liabilities and expenses incurred by any Non-interested Trustee in connection with any judgment resulting from, or settlement of, any such proceeding, action or matter;

                  3. any loss or expense incurred by any Non-interested Trustee as a result of the denial of, or dispute about, any insurance claim under, or actual or purported rescission or termination of, any policy of insurance arranged by DIMA (or by a representative of DIMA acting as such, acting as a representative of the Registrant or of the Non-interested
                  Trustees   or   acting  otherwise)  for  the  benefit  of  the
                  Non-interested Trustee, to the extent that such denial, dispute or rescission is based in whole or in part upon any alleged misrepresentation made in the application for such policy or any other alleged improper conduct on the part of DIMA, any of its corporate affiliates, or any of their directors, officers or employees;

                  4. any loss or expense incurred by any Non-interested Trustee, whether or not such loss or expense is otherwise covered under the terms of a policy of insurance, but for which the Non-interested Trustee is unable to obtain advancement of expenses or indemnification under that policy of insurance, due to the exhaustion of policy limits which is due in whole or in part to DIMA or any affiliate thereof having received advancement of expenses or indemnification under that policy for or with respect to a matter which is the subject of the indemnification agreement; provided, however, the total amount which DIMA will be obligated to pay under this provision for all loss or expense, will not exceed the amount that DIMA and any of its affiliate actually receive under that policy or insurance for or with respect to a matter which is the subject of the indemnification agreement; and

                  5. all liabilities and expenses incurred by any Non-interested Trustee in connection with any proceeding or action to enforce his or her rights under the agreement, unless DIMA prevails on the merits of any such dispute in a final, nonappealable court order.

                  DIMA is not required to pay costs or expenses or provide indemnification to or for any individual Non-interested Trustee (i) with respect to any particular proceeding or action as to which the Board of the Registrant has determined that such Non-interested Trustee ultimately will not be entitled to indemnification with respect thereto, or (ii) for any liability of the Non-interested Trustee to the Registrant or its shareholders to which such Non-interested Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Non-interested Trustee's duties as a Trustee of the Registrant as determined in a final adjudication in such proceeding or action. In addition, to the extent that DIMA has paid costs or expenses under the agreement to any individual Non-interested Trustee with respect to a particular proceeding or action, and there is a final adjudication in such proceeding or action of the Non-interested Trustee's liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Non-interested Trustee's duties as a Trustee of the Registrant, such Non-interested Trustee has undertaken to repay such costs or expenses to DIMA.




Item 31.         Business and Other Connections of Investment Advisor
---- ---         -------- --- ----- ----------- -- ---------- -------

                  During the last two fiscal years, no director or officer of Deutsche Investment Management Americas Inc., the investment advisor, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

Item 32.         Principal Underwriters
---- ---         --------- ------------

                 (a)

                  Deutsche AM Distributors, Inc. acts as principal underwriter of the Registrant's shares and acts as principal underwriter for registered open-end management investment companies and other funds managed by Deutsche Investment Management Americas Inc.

                 (b)

                  Information on the officers and directors of Deutsche AM Distributors, Inc., principal underwriter for the Registrant, is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.

                      (1)                               (2)                               (3)
          Deutsche AM Distributors,
          Inc.
          Name and Principal                 Positions and Offices with              Positions and
          Business Address                 Deutsche AM Distributors, Inc.       Offices with Registrant
          -------- -------                 -------- -- ------------- ----       ------- ---- ----------

          JJ Wilczewski                     Director, President, CEO and                  None
          222 South Riverside Plaza            Chairman of the Board
          Chicago, IL 60606

          Cynthia P. Nestle              Director, Chief Operating Officer                None
          345 Park Avenue                        and Vice President
          New York, NY 10154

          Kristin Kulik-Peters              Director and Vice President                   None
          222 South Riverside Plaza
          Chicago, IL 60606

          Nancy Tanzil                   Director, Chief Financial Officer                None
          345 Park Avenue                          and Treasurer
          New York, NY 10154

          Bobby Brooks                      Director and Vice President                   None
          One International Place
          Boston, MA 02110

          Paul Schubert                            Vice President               Chief Financial Officer
          345 Park Avenue                                                            and Treasurer
          New York, NY 10154

          Un-Sil Hwang                        Chief Compliance Officer                    None
          222 South Riverside Plaza
          Chicago, IL 60606

          Anjie LaRocca                              Secretary                            None
          60 Wall Street
          New York, NY 10005

          Carol Saracco                         Assistant Secretary                       None
          60 Wall Street
          New York, NY 10005


                 (c)      Not applicable.

Item 33.         Location of Accounts and Records
---- ---         -------- -- -------- --- -------

                  The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

           Advisor and Administrator (Accounting Agent, as  Deutsche Investment Management Americas Inc.
           applicable)                                      345 Park Avenue
                                                            New York, NY 10154

                                                            Deutsche Investment Management Americas Inc.
                                                            One International Place
                                                            Boston, MA 02110

           Custodian and Sub-Administrator (Sub-Accounting  State Street Bank and Trust Company
           Agent, as applicable)                            State Street Financial Center
                                                            One Lincoln Street
                                                            Boston, MA 02111

           Transfer Agent                                   Deutsche AM Service Company
                                                            210 West 10th Street
                                                            Kansas City, MO 64105-1614

           Sub-Transfer Agent                               DST Systems, Inc.
                                                            333 West 11th Street
                                                            Kansas City, MO 64105

           Distributor                                      Deutsche AM Distributors, Inc.
                                                            222 South Riverside Plaza
                                                            Chicago, IL 60606

           Storage Vendor                                   Iron Mountain Incorporated
                                                            12646 N.W. 115th Avenue
                                                            Medley, FL 33178



Item 34.         Management Services
---- ---         ---------- --------

                 Not applicable.

Item 35.         Undertakings
---- ---         ------------

                 Not applicable.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and the State of New York on the 21st day of November 2017.

                                          DEUTSCHE STATE TAX-FREE INCOME SERIES

                                                   By:  /s/Brian E. Binder
                                                        ------------------
                                                        Brian E. Binder*
                                                        President

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

 SIGNATURE                                 TITLE                                      DATE
 ---------                                 -----                                      ----

 /s/Brian E. Binder
 ------------------------------------
 Brian E. Binder*                          President                                  November 21, 2017

 /s/Paul H. Schubert
 ------------------------------------
 Paul H. Schubert                          Chief Financial Officer and                November 21, 2017
                                           Treasurer

 /s/John W. Ballantine
 ------------------------------------
 John W. Ballantine*                       Trustee                                    November 21, 2017

 /s/Henry P. Becton, Jr.
 ------------------------------------
 Henry P. Becton, Jr.*                     Trustee                                    November 21, 2017

  /s/Dawn-Marie Driscoll
 ------------------------------------
 Dawn-Marie Driscoll*                      Trustee                                    November 21, 2017

 /s/Keith R. Fox
 ------------------------------------
 Keith R. Fox*                             Chairperson and Trustee                    November 21, 2017

 /s/Paul K. Freeman
 ------------------------------------
 Paul K. Freeman*                          Trustee                                    November 21, 2017

 /s/Kenneth C. Froewiss
 ------------------------------------
 Kenneth C. Froewiss*                      Vice Chairperson and Trustee               November 21, 2017

 /s/Richard J. Herring
 ------------------------------------
 Richard J. Herring*                       Trustee                                    November 21, 2017

 /s/William McClayton
 ------------------------------------
 William McClayton*                        Trustee                                    November 21, 2017

 /s/Rebecca W. Rimel
 ------------------------------------
 Rebecca W. Rimel*                         Trustee                                    November 21, 2017


 SIGNATURE                                 TITLE                                      DATE
 ---------                                 -----                                      ----


 /s/William N. Searcy, Jr.
 ------------------------------------
 William N. Searcy, Jr.*                   Trustee                                    November 21, 2017

 /s/Jean Gleason Stromberg
 ------------------------------------
 Jean Gleason Stromberg*                   Trustee                                    November 21, 2017


*By:
         /s/ Caroline Pearson
         --------------------
         Caroline Pearson**
         Chief Legal Officer

** Attorney-in-fact pursuant to the powers of attorney that are incorporated herein by reference to Post-Effective Amendment No. 65, as filed on August 20, 2014 to the Registration Statement.

                                                     1933 Act File No. 002-81549
                                                     1940 Act File No. 811-03657


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    EXHIBITS

                                       TO

                                   FORM N-1A

                        POST-EFFECTIVE AMENDMENT NO. 80

                           TO REGISTRATION STATEMENT

                                     UNDER

                           THE SECURITIES ACT OF 1933

                                      AND

                                AMENDMENT NO. 80

                           TO REGISTRATION STATEMENT

                                     UNDER

                       THE INVESTMENT COMPANY ACT OF 1940



                     DEUTSCHE STATE TAX-FREE INCOME SERIES

                     DEUTSCHE STATE TAX-FREE INCOME SERIES

                                 EXHIBIT INDEX


                                     (h)(9)

                                    (h)(11)

                                    (h)(12)

                                      (j)